UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay Balanced Fund

Message from the President and Annual Report
October 31, 2021
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Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	1/2/2004	23.22%	7.22%	8.20%	1.09%
		Excluding sales charges		27.03	8.44	8.82	1.09
Investor Class Shares[3,4]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	23.51	6.98	7.99	1.36
		Excluding sales charges		26.68	8.20	8.60	1.36
Class B Shares[5]	Maximum 5% CDSC	With sales charges	1/2/2004	20.74	7.08	7.79	2.11
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		25.74	7.39	7.79	2.11
Class C Shares	Maximum 1% CDSC	With sales charges	12/30/2002	24.75	7.40	7.79	2.11
	if Redeemed Within One Year of Purchase	Excluding sales charges		25.75	7.40	7.79	2.11
Class I Shares	No Sales Charge		5/1/1989	27.32	8.70	9.09	0.84
Class R1 Shares	No Sales Charge		1/2/2004	27.20	8.59	8.98	0.94
Class R2 Shares	No Sales Charge		1/2/2004	26.89	8.36	8.72	1.19
Class R3 Shares	No Sales Charge		4/28/2006	26.59	8.05	8.43	1.44
Class R6 Shares	No Sales Charge		12/15/2017	27.45	N/A	7.96	0.74

1.	Effective March 5, 2021, the Fund replaced the subadvisor to the equity portion of the Fund and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund’s prior subadvisor and principal investment strategies for the equity portion of the Fund.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to November 4, 2019, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	43.76%	12.39%	12.85%
Bloomberg U.S. Intermediate Government/Credit Bond Index[2]	-0.74	2.57	2.44
Russell Midcap® Value Index[3]	48.60	12.30	13.18
Balanced Composite Index[4]	24.42	8.74	8.83
Morningstar Allocation - 50% to 70% Equity Category Average[5]	25.82	10.28	8.65

1.	The Fund has selected the Russell 1000® Value Index as a replacement for the Russell Midcap® Value Index as its primary benchmark because it believes that the Russell 1000® Value Index is more reflective of its principal investment strategies. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Fund has selected the Bloomberg U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Russell Midcap® Value Index, the Fund's prior primary benchmark, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Fund has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bloomberg U.S. Intermediate Government/Credit Bond Index weighted 60% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,035.60	$ 5.39	$1,019.91	$ 5.35	1.05%
Investor Class Shares	$1,000.00	$1,034.20	$ 6.77	$1,018.55	$ 6.72	1.32%
Class B Shares	$1,000.00	$1,030.00	$10.59	$1,014.77	$10.51	2.07%
Class C Shares	$1,000.00	$1,030.30	$10.59	$1,014.77	$10.51	2.07%
Class I Shares	$1,000.00	$1,036.70	$ 4.11	$1,021.17	$ 4.08	0.80%
Class R1 Shares	$1,000.00	$1,036.40	$ 4.62	$1,020.67	$ 4.58	0.90%
Class R2 Shares	$1,000.00	$1,035.10	$ 5.90	$1,019.41	$ 5.85	1.15%
Class R3 Shares	$1,000.00	$1,033.90	$ 7.18	$1,018.15	$ 7.12	1.40%
Class R6 Shares	$1,000.00	$1,037.20	$ 3.75	$1,021.53	$ 3.72	0.73%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2021 (Unaudited)
See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Notes, 0.25%-1.25%, due 9/30/23–8/15/31
2.	iShares Intermediate Government/Credit Bond ETF
3.	JPMorgan Chase & Co.
4.	FFCB, 1.14%-2.15%, due 1/21/28–3/7/36
5.	Bank of America Corp.
6.	UnitedHealth Group, Inc.
7.	Cisco Systems, Inc.
8.	Morgan Stanley
9.	Pfizer, Inc.
10.	Comcast Corp., Class A

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Fund’s fixed-income Subadvisor; Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, (“MacKay Shields”), the Fund’s former equity Subadvisor; and portfolio manager Adam H. Illfelder of Wellington Management Company LLP (“Wellington”), the Fund’s current equity Subadvisor.
How did MainStay Balanced Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay Balanced Fund returned 27.32%, underperforming the 43.76% return of the Fund’s primary benchmark, the Russell 1000® Value Index. Over the same period, Class I shares outperformed the −0.74% return of the Bloomberg U.S. Intermediate Government/Credit Bond Index, which is the Fund’s secondary benchmark, and the 24.42% return of the Balanced Composite Index, which is an additional benchmark of the Fund. During the reporting period, the Fund underperformed the 48.60% return of the Russell Midcap® Value Index, which was the Fund's former primary benchmark. For the 12 months ended October 31, 2021, Class I shares of the Fund outperformed the 25.82% return of the Morningstar Allocation –50% to 70% Equity Category Average.1
Were there any changes to the Fund during the reporting period?
At meetings held on January 21, January 25, and February 3, 2021, the Board of Trustees of MainStay Funds Trust considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP as subadvisor to the equity portion of the Fund, and the related subadvisory agreement; (ii) modifying the Fund’s principal investment strategies, investment process and primary benchmark; and (iii) reducing the Fund’s contractual management fee. These changes, in addition to the Russell 1000® Value Index becoming the Fund’s primary benchmark, became effective on March 5, 2021. For more information on these and other changes, refer to the supplement dated February 5, 2021.
What factors affected relative performance in the equity portion of the Fund during the reporting period?
MacKay Shields
During the time MacKay Shields managed the equity portion of the Fund, benchmark-relative performance was undermined primarily by the equity portion of the Fund’s allocation to large-cap value stocks. The combination of signals used by our quantitative stock selection model supported the relative performance of the equity portion of the Fund’s mid-cap stock allocation, which benefited from the strong return of the market’s valuation premium.
Wellington
During the time Wellington managed the equity portion of the
Fund, performance relative to the Russell 1000® Value Index benefited primarily from strong security selection.
During the reporting period, which sectors were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors were particularly weak?
MacKay Shields
During the time MacKay Shields managed the equity portion of the Fund, the strongest contributions to benchmark-relative performance came from positions in the utilities, financials and industrials sectors. (Contributions take weightings and total returns into account.) During the same period, the weakest contributors to benchmark-relative performance were the real estate, health care and communication services sectors.
Wellington
During the time Wellington managed the equity portion of the Fund, strong security selections in the health care, communication services and industrials sectors were partly offset by weaker selections in the information technology, energy and real estate sectors. Sector allocation, a result of our bottom-up stock selection process, also contributed positively to relative results, due primarily to the Fund’s underweight exposure to communication services and overweight exposure to health care and financials. These positive results were partially offset by the Fund’s overweight exposure to information technology and materials.
During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?
MacKay Shields
During the time MacKay Shields managed the equity portion of the Fund, the individual stocks that made the strongest positive contributions to the Fund’s absolute performance included regional banking firm Signature Bank, internet & direct marketing retailer Qurate Retail and copper miner Freeport-McMoRan. The stocks that detracted most significantly from absolute performance in the equity portion of the Fund included diversified utilities WEC Energy Group and Consolidated Edison, and gold miner Newmont.
Wellington
During the time Wellington managed the equity portion of the Fund, the top contributors to absolute performance included internet search provider Alphabet and financial services provider

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

Bank of America. Shares of Alphabet rose after the company reported second-quarter 2021 results that widely exceeded consensus earnings-per-share estimates. While retail continues to be its strongest advertising vertical, the company has seen improvement more recently in the travel segment, and encouragingly has seen operating margins improve in the cloud business. Bank of America reported third-quarter 2021 results that beat consensus estimates on strong fees and rising net interest income. The Fund trimmed both positions during the reporting period.
During the same period, the most significant detractors from absolute performance were payment technology services provider Global Payments and semiconductor memory and storage products company Micron Technology. Shares of Global Payments fell, along with other payments companies, after financial services company Visa warned of a slow recovery in cross-border travel. Broadly speaking, the payments segment fell victim to sporadic concerns over the impact of COVID-19 variants on economic reopenings, as well as the perception of emerging competitive threats with more fintech initial public offerings coming to market. In our view, these concerns speak to a fundamental misunderstanding of the payments ecosystem and how these companies compete with each other. Shares of Micron Technology declined after the company provided weaker-than-expected guidance, prompting investor concerns on a cyclical downturn in memory prices. We disagree with this view. The Fund added to both positions during the reporting period.
What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?
MacKay Shields
During the time MacKay Shields managed the equity portion of the Fund, its largest initial purchase was in shares of real estate services and investment company CBRE Group, while the largest increased position size was in shares of automobile manufacturer Ford Motor Company. During the same period, the largest full sale by the equity portion of the Fund was its position in home improvement and building products company Masco, while the most significantly decreased position size was in semiconductor maker Skyworks Solutions.
Wellington
During the time Wellington managed the equity portion of the Fund, the Fund initiated a position in diversified financial services company Morgan Stanley and added to its position in managed care company UnitedHealth Group. In our opinion, Morgan Stanley has done a remarkable job in recent years of focusing more closely on the higher-growth, higher-margin, wealth-management segment of its business. We are encouraged by the company’s combination of accelerating organic growth and improving returns on the overall business as excess capital is returned to shareholders. We view UnitedHealth as one of the best positioned companies in managed care given the industry’s challenges and various investor concerns at different points in time. We believe the company is well positioned for a likely emerging environment in which COVID-19 costs dissipate and non-pandemic-related costs rise at manageable rates. Rising interest rate trends also hold the potential to provide a nice tailwind for managed-care earnings.
During the same period, the Fund eliminated its holdings of investment management services provider BlackRock and financial services firm Blackstone. These names no longer fit within the Fund’s valuation discipline, so the Fund used them as a source of funds to invest in opportunities with what we view to be more attractive risk-adjusted upside.
How did sector weightings change in the equity portion of the Fund during the reporting period?
MacKay Shields
The largest increases in benchmark-relative sector exposure during the time MacKay Shields managed the equity portion of the Fund occurred in industrials and utilities. Conversely, the most significant decreases in benchmark-relative sector exposure were in the materials and information technology sectors.
Wellington
During the time Wellington managed the equity portion of the Fund, the largest increases in active weight were in the communication services, energy and consumer discretionary sectors, while the largest decreases were in the health care, financials and real estate sectors.
How was the equity portion of the Fund positioned at the end of the reporting period?
MacKay Shields
At the end of the period when MacKay Shields managed the equity portion of the Fund, the most overweight positions in the equity portion of the Fund relative to the benchmark were in the health care and consumer staples sectors, while the most underweight benchmark-relative positions were in real estate and materials.
Wellington
As of October 31, 2021, the most overweight positions in the equity portion of the Fund relative to the Russell 1000® Value Index were in the information technology, health care and financials sectors. As of the same date, the equity portion of the
10	MainStay Balanced Fund

Fund held its most significantly underweight positions in the consumer staples, communication services and energy sectors.
What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?
Relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index, the fixed-income portion of the Fund held overweight positions in U.S. government agencies, corporates, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) throughout the reporting period. To facilitate these overweight positions, the Fund maintained underweight exposure to the U.S. Treasury sector. Option-adjusted spreads2 on the designated benchmark tightened 12 basis points during the reporting period. (A basis point is one one-hundredth of a percentage point.) The corporate sector was the best-performing sector, followed by overweight exposure to ABS and CMBS. Overweight exposure to the U.S. government agency sector was also accretive to performance. Within the credit sector, underweight exposure in the non-corporate subcomponent detracted from relative performance. Positioning within the energy sector, particularly the independent and integrated subcomponents, also detracted.
During the reporting period, how was the performance of the fixed-income portion of the Fund materially affected by investments in derivatives?
During the reporting period, the use of derivatives was limited to interest-rate derivatives designed to keep the duration3 of the fixed-income portion of the Fund in line with our target duration. Generally, interest-rate derivatives had a negative impact on performance.
What was the duration strategy of the fixed-income portion of the Fund during the reporting period?
During the reporting period, the fixed-income portion of the Fund generally maintained a duration close to that of the Bloomberg U.S. Intermediate Government/Credit Bond Index. The fixed-income portion of the Fund adopted a moderately longer duration than the benchmark on one occasion, concentrated in the 5-year part of the yield curve;4 this strategy negatively impacted the Fund’s performance. As of October 31, 2021, the effective duration of the fixed-income portion of the Fund was 4.10 years compared to a duration of 4.12 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?
During the reporting period, the fixed-income portion of the Fund maintained overweight exposure compared to the Bloomberg U.S. Intermediate Government/Credit Bond Index in the industrials and financials subsectors, both of which were accretive to the Fund’s relative performance. Among industrials, performance in the consumer cyclical and capital goods subsectors were particularly strong, with bonds issued by Ford Motor Credit, Boeing and Nissan Motor among the strongest performers. Among financials, overweight exposure to the REIT (real estate investment trust) and finance company subsectors had the most positive impact on relative performance, particularly holdings in Vereit Operating Partnership, Highwoods Realty, and GE Capital Funding. Within securitized products, ABS was the best performing sector, particularly AAA-rated5 collateralized loan obligations (“CLOs”). In the CMBS sector, the fixed-income portion of the Fund’s overweight position relative to the benchmark in the non-agency subcomponent was also accretive to performance. Conversely, relatively underweight exposure to the sovereign, supranational and foreign agency subsectors detracted slightly from performance. The fixed-income portion of the Fund’s positioning in the energy, transportation and technology sectors also detracted from relative performance during the reporting period.
What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?
The largest additions to the fixed-income portion of the Fund during the reporting period included bonds from Mizuho Financial Group, Kinder Morgan, Volkswagen Group of America Finance, Becton Dickinson and Company, and Cigna. The largest reductions during the reporting period included positions in Banco Santander,
2.	An option-adjusted spread is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
11

Air Lease, Societe Generale, Brighthouse Financial Global Funding and Truist Financial.
How did the sector weightings of the fixed-income portion of the Fund change during the reporting period?
During the reporting period, the fixed-income portion of the Fund held overweight exposure to the industrials and financials sectors within the corporate sector. The corporate credit allocation increased during the third quarter of 2021 as the new issue calendar remained open, offering an opportunity to introduce new issuers at reasonable concessions to the secondary market. Within the ABS sector, we increased the Fund’s allocation to AAA and AA6 CLOs during the first six months of 2021, as the asset class remained one of our highest-conviction, risk-adjusted, relative value plays in investment-grade fixed income. Within the mortgage-backed securities sector, we reduced the Fund’s exposure in non-agency residential mortgage-backed securities in the first quarter of 2021 given stretched valuations combined with uncertainty regarding prepayments on premium-priced assets. Throughout the reporting period, we significantly reduced the Fund’s U.S. government agency exposure, particularly in the callable subcomponent. Interest rates moved materially higher during the reporting period due to increased expectations that the U.S. Federal Reserve would tighten monetary policy more quickly than originally expected. We reduced the Fund’s callable agency exposure, which consists of negatively convex7 assets, and moved into more positively convex assets such as U.S. Treasury securities, which should perform better in a rising rate environment.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2021, the Fund held its most significantly overweight exposure relative to the Bloomberg U.S. Intermediate Government/Credit Bond Index in ABS. Within the corporate sector, the Fund held overweight positions in financials, industrials and utilities. The Fund also held overweight positions in CMBS and U.S. government agencies. As of the same date, the Fund held relatively underweight positions in the sovereign, supranational, foreign agency and foreign local government sectors, as well as in U.S. Treasury securities.
6.	An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
12	MainStay Balanced Fund

Portfolio of Investments October 31, 2021†
	Principal Amount	Value
Long-Term Bonds 30.5%
Asset-Backed Securities 3.9%
Other Asset-Backed Securities 3.9%
AIG CLO LLC
Series 2020-1A, Class AR
1.284% (3 Month LIBOR + 1.16%), due 4/15/34 (a)(b)	$ 500,000	$ 500,146
Apidos CLO XXV
Series 2016-25A, Class A1R
1.302% (3 Month LIBOR + 1.17%), due 10/20/31 (a)(b)	650,000	650,124
Apidos CLO XXX
Series XXXA, Class A2
1.722% (3 Month LIBOR + 1.60%), due 10/18/31 (a)(b)	600,000	600,654
Apidos CLO XXXII
Series 2019-32A, Class A1
1.451% (3 Month LIBOR + 1.32%), due 1/20/33 (a)(b)	600,000	600,247
ARES L CLO Ltd.
Series 2018-50A, Class AR
1.174% (3 Month LIBOR + 1.05%), due 1/15/32 (a)(b)	500,000	500,178
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
1.532% (3 Month LIBOR + 1.40%), due 4/20/30 (a)(b)	600,000	594,844
Battalion CLO Ltd.
Series 2021-21A, Class A
1.312% (3 Month LIBOR + 1.18%), due 7/15/34 (a)(b)	500,000	500,252
Benefit Street Partners CLO XVIII Ltd.
Series 2019-18A, Class A
1.464% (3 Month LIBOR + 1.34%), due 10/15/32 (a)(b)	350,000	350,525
CAL Funding IV Ltd.
Series 2020-1A, Class A
2.22%, due 9/25/45 (a)	1,134,896	1,134,720
Carlyle Global Market Strategies CLO Ltd.
Series 2013-3A, Class A2R
1.524% (3 Month LIBOR + 1.40%), due 10/15/30 (a)(b)	1,100,000	1,099,479
Cedar Funding XII CLO Ltd. (a)
Series 2020-12A, Class A1R
TBD, (3 Month LIBOR + 1.13%), due 10/25/34	600,000	600,000
Series 2020-12A, Class A
1.394% (3 Month LIBOR + 1.27%), due 10/25/32 (b)	800,000	800,253
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Dryden 76 CLO Ltd.
Series 2019-76A, Class A1
1.461% (3 Month LIBOR + 1.33%), due 10/20/32 (a)(b)	$ 500,000	$ 500,000
ELFI Graduate Loan Program LLC
Series 2021-A, Class A
1.53%, due 12/26/46 (a)	400,000	398,753
Global SC Finance SRL
Series 2021-2A, Class A
1.95%, due 8/17/41 (a)	588,854	586,107
Magnetite XVIII Ltd.
Series 2016-18A, Class AR
1.205% (3 Month LIBOR + 1.08%), due 11/15/28 (a)(b)	600,000	600,013
Magnetite XXIII Ltd.
Series 2019-23A, Class A
1.424% (3 Month LIBOR + 1.30%), due 10/25/32 (a)(b)	350,000	350,392
Magnetite XXVIII Ltd.
Series 2020-28A, Class A
1.394% (3 Month LIBOR + 1.27%), due 10/25/31 (a)(b)	500,000	500,365
Magnetite XXXI Ltd.
Series 2021-31A, Class A1
1.209% (3 Month LIBOR + 1.10%), due 7/15/34 (a)(b)	600,000	600,201
Neuberger Berman Loan Advisers CLO 35 Ltd.
Series 2019-35A, Class A1
1.464% (3 Month LIBOR + 1.34%), due 1/19/33 (a)(b)	900,000	900,591
Oaktree CLO Ltd.
Series 2020-1A, Class BR
1.774% (3 Month LIBOR + 1.65%), due 7/15/34 (a)(b)	500,000	500,254
Octagon Investment Partners 29 Ltd.
Series 2016-1A, Class AR
1.304% (3 Month LIBOR + 1.18%), due 1/24/33 (a)(b)	500,000	499,556
Palmer Square CLO Ltd. (a)(b)
Series 2014-1A, Class A1R2
1.252% (3 Month LIBOR + 1.13%), due 1/17/31	250,000	250,331
Series 2015-2A, Class A2R2
1.681% (3 Month LIBOR + 1.55%), due 7/20/30	250,000	250,143

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Palmer Square Loan Funding Ltd.
Series 2021-3A, Class A2
1.571% (3 Month LIBOR + 1.40%), due 7/20/29 (a)(b)	$ 500,000	$ 500,238
Progress Residential
Series 2021-SFR3, Class A
1.637%, due 5/17/26 (a)	598,592	594,305
Regatta XIV Funding Ltd.
Series 2018-3A, Class A
1.314% (3 Month LIBOR + 1.19%), due 10/25/31 (a)(b)	400,000	400,068
Store Master Funding I-VII XIV XIX XX
Series 2021-1A, Class A1
2.12%, due 6/20/51 (a)	308,235	307,273
Textainer Marine Containers Ltd.
Series 2021-3A, Class A
1.94%, due 8/20/46 (a)	592,000	583,875
THL Credit Wind River CLO Ltd.
Series 2017-4A, Class A
1.281% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(b)	507,000	507,016
Tiaa CLO III Ltd.
Series 2017-2A, Class A
1.272% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(b)	500,000	497,772
TICP CLO X Ltd.
Series 2018-10A, Class A
1.132% (3 Month LIBOR + 1.00%), due 4/20/31 (a)(b)	400,000	399,882
Trestles CLO Ltd.
Series 2021-4A, Class A
1.291% (3 Month LIBOR + 1.17%), due 7/21/34 (a)(b)	400,000	399,766
Vantage Data Centers LLC
Series 2020-1A, Class A2
1.645%, due 9/15/45 (a)	850,000	840,243
Wellfleet CLO Ltd.
Series 2021-2A, Class A1
1.324% (3 Month LIBOR + 1.20%), due 7/15/34 (a)(b)	466,667	466,903
Total Asset-Backed Securities (Cost $19,373,311)		19,365,469
	Principal Amount	Value
Corporate Bonds 13.4%
Aerospace & Defense 0.2%
Boeing Co. (The)
3.10%, due 5/1/26	$ 285,000	$ 297,112
3.25%, due 2/1/28	400,000	418,836
5.15%, due 5/1/30	450,000	524,949
		1,240,897
Apparel 0.0% ‡
Ralph Lauren Corp.
1.70%, due 6/15/22	200,000	201,652
Auto Manufacturers 0.9%
Daimler Finance North America LLC
2.625%, due 3/10/30 (a)	350,000	359,868
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	575,000	584,890
3.664%, due 9/8/24	1,075,000	1,112,625
General Motors Financial Co., Inc.
1.05%, due 3/8/24	250,000	249,463
1.50%, due 6/10/26	1,555,000	1,531,095
Hyundai Capital America (a)
1.80%, due 1/10/28	250,000	240,840
2.375%, due 10/15/27	425,000	426,638
		4,505,419
Banks 2.7%
Banco Santander SA
1.722% (1 Year Treasury Constant Maturity Rate + 0.90%), due 9/14/27 (b)	1,000,000	984,923
Bank of America Corp.
2.087%, due 6/14/29 (c)	2,845,000	2,813,201
BNP Paribas SA (a)
2.159%, due 9/15/29 (c)	200,000	196,422
2.588% (5 Year Treasury Constant Maturity Rate + 2.05%), due 8/12/35 (b)	675,000	650,366
Citigroup, Inc.
3.20%, due 10/21/26	1,100,000	1,169,443
Goldman Sachs Group, Inc. (The) (c)
1.542%, due 9/10/27	175,000	172,071
1.948%, due 10/21/27	500,000	500,485
JPMorgan Chase & Co.
1.578%, due 4/22/27 (c)	1,550,000	1,534,961
Lloyds Banking Group plc
0.695% (1 Year Treasury Constant Maturity Rate + 0.55%), due 5/11/24 (b)	650,000	649,119

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Balanced Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Morgan Stanley
2.484%, due 9/16/36 (c)	$ 375,000	$ 364,348
3.625%, due 1/20/27	195,000	211,934
4.35%, due 9/8/26	1,195,000	1,327,981
Societe Generale SA
1.792% (1 Year Treasury Constant Maturity Rate + 1.00%), due 6/9/27 (a)(b)	525,000	516,865
Standard Chartered plc
0.991% (1 Year Treasury Constant Maturity Rate + 0.78%), due 1/12/25 (a)(b)	300,000	297,424
Sumitomo Mitsui Trust Bank Ltd.
1.35%, due 9/16/26 (a)	775,000	765,718
Truist Financial Corp.
1.267%, due 3/2/27 (c)	675,000	665,241
UBS Group AG
1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27 (a)(b)	675,000	662,454
		13,482,956
Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc.
4.75%, due 1/23/29	1,000,000	1,174,096
Diageo Capital plc
2.125%, due 4/29/32	475,000	471,062
		1,645,158
Building Materials 0.3%
Martin Marietta Materials, Inc.
3.45%, due 6/1/27	450,000	485,158
Owens Corning
3.95%, due 8/15/29	775,000	864,482
		1,349,640
Chemicals 0.3%
International Flavors & Fragrances, Inc.
1.832%, due 10/15/27 (a)	425,000	419,392
LYB International Finance III LLC
1.25%, due 10/1/25	200,000	197,990
NewMarket Corp.
4.10%, due 12/15/22	1,095,000	1,134,387
		1,751,769
Commercial Services 0.1%
Ashtead Capital, Inc.
2.45%, due 8/12/31 (a)	575,000	565,498
	Principal Amount	Value

Diversified Financial Services 1.6%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	$ 850,000	$ 861,841
Air Lease Corp.
0.70%, due 2/15/24	1,425,000	1,408,776
Aircastle Ltd.
2.85%, due 1/26/28 (a)	675,000	679,657
Antares Holdings LP
3.95%, due 7/15/26 (a)	250,000	260,587
Aviation Capital Group LLC (a)
1.95%, due 1/30/26	275,000	271,442
1.95%, due 9/20/26	575,000	563,864
Blackstone Holdings Finance Co. LLC
1.625%, due 8/5/28 (a)	425,000	411,014
BOC Aviation USA Corp.
1.625%, due 4/29/24 (a)	425,000	425,745
GE Capital Funding LLC
4.40%, due 5/15/30	1,850,000	2,162,234
LSEGA Financing plc
2.00%, due 4/6/28 (a)	550,000	547,216
Thirax 1 LLC
0.968%, due 1/14/33	329,558	320,760
		7,913,136
Electric 1.2%
Commonwealth Edison Co.
3.10%, due 11/1/24	290,000	304,903
DTE Electric Co.
2.65%, due 6/15/22	550,000	554,987
DTE Energy Co.
Series F
1.05%, due 6/1/25	325,000	320,937
Entergy Arkansas LLC
3.70%, due 6/1/24	665,000	707,085
Entergy Corp.
4.00%, due 7/15/22	1,195,000	1,216,087
FirstEnergy Transmission LLC
4.35%, due 1/15/25 (a)	1,210,000	1,309,329
Pinnacle West Capital Corp.
1.30%, due 6/15/25	675,000	669,205
Southern California Edison Co.
Series 20C
1.20%, due 2/1/26	475,000	468,550
Tampa Electric Co.
2.40%, due 3/15/31	250,000	253,522
		5,804,605
Electrical Components & Equipment 0.1%
Emerson Electric Co.
1.80%, due 10/15/27	450,000	453,055
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Electronics 0.1%
Flex Ltd.
3.75%, due 2/1/26	$ 350,000	$ 376,163
Food 0.1%
Conagra Brands, Inc.
4.85%, due 11/1/28	615,000	717,166
Forest Products & Paper 0.1%
Georgia-Pacific LLC
0.95%, due 5/15/26 (a)	275,000	268,850
Healthcare-Services 0.3%
Fresenius Medical Care U.S. Finance III, Inc. (a)
1.875%, due 12/1/26	275,000	273,447
2.375%, due 2/16/31	1,065,000	1,027,798
		1,301,245
Home Builders 0.2%
MDC Holdings, Inc.
2.50%, due 1/15/31	275,000	266,028
PulteGroup, Inc.
5.50%, due 3/1/26	665,000	762,722
		1,028,750
Insurance 0.3%
Brighthouse Financial Global Funding
1.00%, due 4/12/24 (a)	1,275,000	1,272,036
Principal Life Global Funding II
1.25%, due 8/16/26 (a)	425,000	416,882
		1,688,918
Investment Companies 0.2%
Blackstone Secured Lending Fund
2.125%, due 2/15/27 (a)	225,000	220,030
2.75%, due 9/16/26	325,000	327,953
Prospect Capital Corp.
3.437%, due 10/15/28	585,000	562,512
		1,110,495
Iron & Steel 0.1%
Nucor Corp.
2.00%, due 6/1/25	350,000	357,279
	Principal Amount	Value

Media 0.2%
Charter Communications Operating LLC
2.25%, due 1/15/29	$ 400,000	$ 392,670
Thomson Reuters Corp.
3.85%, due 9/29/24	400,000	427,831
		820,501
Mining 0.3%
Anglo American Capital plc (a)
2.25%, due 3/17/28	700,000	688,056
5.625%, due 4/1/30	550,000	657,888
		1,345,944
Oil & Gas 0.2%
Valero Energy Corp.
2.85%, due 4/15/25	825,000	862,337
Oil & Gas Services 0.2%
Schlumberger Holdings Corp.
3.75%, due 5/1/24 (a)	1,195,000	1,267,112
Packaging & Containers 0.2%
WRKCo, Inc.
3.75%, due 3/15/25	1,145,000	1,231,932
Pharmaceuticals 0.5%
AbbVie, Inc.
2.95%, due 11/21/26	700,000	739,992
Bayer US Finance II LLC
4.375%, due 12/15/28 (a)	885,000	996,234
Cigna Corp.
2.375%, due 3/15/31	275,000	275,616
CVS Health Corp.
1.875%, due 2/28/31	630,000	602,708
		2,614,550
Pipelines 0.4%
Energy Transfer LP
5.875%, due 3/1/22	1,510,000	1,516,445
Texas Eastern Transmission LP
2.80%, due 10/15/22 (a)	540,000	547,973
		2,064,418
Real Estate Investment Trusts 1.2%
American Campus Communities Operating Partnership LP
3.30%, due 7/15/26	1,030,000	1,092,416
Brixmor Operating Partnership LP
2.50%, due 8/16/31	150,000	146,817

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Balanced Fund

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Highwoods Realty LP
3.875%, due 3/1/27	$ 1,775,000	$ 1,947,433
Kimco Realty Corp.
1.90%, due 3/1/28	265,000	261,061
2.80%, due 10/1/26	565,000	594,177
Simon Property Group LP
1.75%, due 2/1/28	425,000	417,756
Spirit Realty LP
2.70%, due 2/15/32	225,000	222,078
VEREIT Operating Partnership LP
3.95%, due 8/15/27	1,045,000	1,156,387
		5,838,125
Retail 0.2%
Advance Auto Parts, Inc.
1.75%, due 10/1/27	175,000	172,017
CK Hutchison International 21 Ltd.
1.50%, due 4/15/26 (a)	325,000	322,231
Walmart, Inc.
1.50%, due 9/22/28	500,000	494,578
		988,826
Semiconductors 0.1%
Skyworks Solutions, Inc.
1.80%, due 6/1/26	450,000	450,478
Software 0.1%
VMware, Inc.
2.20%, due 8/15/31	525,000	510,897
Telecommunications 0.7%
AT&T, Inc.
4.35%, due 3/1/29	955,000	1,084,301
T-Mobile US, Inc.
2.55%, due 2/15/31	975,000	967,554
Verizon Communications, Inc.
2.10%, due 3/22/28	400,000	401,108
3.376%, due 2/15/25	8,000	8,547
4.016%, due 12/3/29	1,031,000	1,155,429
		3,616,939
Total Corporate Bonds (Cost $66,162,185)		67,374,710
	Principal Amount	Value
Foreign Government Bonds 0.1%
Philippines 0.1%
Philippine Government Bond
3.00%, due 2/1/28	$ 325,000	$ 345,440
Poland 0.0% ‡
Poland Government Bond
5.00%, due 3/23/22	125,000	127,130
Total Foreign Government Bonds (Cost $441,841)		472,570
Mortgage-Backed Securities 0.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.6%
BFLD Trust
Series 2021-FPM, Class A
1.691% (1 Month LIBOR + 1.60%), due 6/15/38 (a)(b)	600,000	599,819
Citigroup Commercial Mortgage Trust
Series 2020-420K, Class A
2.456%, due 11/10/42 (a)(d)	600,000	599,993
Series 2020-GC46, Class A5
2.717%, due 2/15/53	1,000,000	1,042,168
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	550,000	570,243
Total Mortgage-Backed Securities (Cost $2,800,396)		2,812,223
U.S. Government & Federal Agencies 12.5%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 2.7%
FFCB
1.14%, due 8/20/29	1,300,000	1,255,088
1.23%, due 9/10/29	1,500,000	1,452,744
1.25%, due 6/24/30	1,400,000	1,345,619
1.67%, due 3/3/31	950,000	936,406
1.70%, due 4/28/31	1,275,000	1,255,015
1.73%, due 9/22/31	625,000	617,844
1.84%, due 10/27/31	850,000	842,749
1.90%, due 10/21/30	600,000	598,219
2.00%, due 9/27/33	600,000	594,741
2.03%, due 1/21/28	1,200,000	1,242,114
2.13%, due 4/19/34	550,000	548,717
2.15%, due 3/7/36	700,000	688,359
FHLB
1.62%, due 4/5/30	475,000	469,716
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
FHLB (continued)
3.125%, due 9/12/25	$ 800,000	$ 862,936
FHLMC
1.42%, due 12/30/30	1,125,000	1,089,769
		13,800,036
United States Treasury Notes 9.8%
U.S. Treasury Notes
0.25%, due 9/30/23	12,800,000	12,748,000
0.625%, due 10/15/24	22,900,000	22,812,336
0.875%, due 9/30/26	9,905,000	9,760,294
1.25%, due 9/30/28	1,100,000	1,084,704
1.25%, due 8/15/31	2,872,500	2,791,262
		49,196,596
Total U.S. Government & Federal Agencies (Cost $63,294,161)		62,996,632
Total Long-Term Bonds (Cost $152,071,894)		153,021,604

	Shares
Common Stocks 63.5%
Aerospace & Defense 3.3%
General Dynamics Corp.	20,268	4,109,337
L3Harris Technologies, Inc.	18,944	4,367,350
Lockheed Martin Corp.	9,217	3,062,993
Raytheon Technologies Corp.	58,917	5,235,365
		16,775,045
Auto Components 0.9%
Gentex Corp.	127,729	4,520,329
Banks 7.1%
Bank of America Corp.	176,943	8,454,337
JPMorgan Chase & Co.	74,374	12,635,399
M&T Bank Corp.	31,576	4,645,461
PNC Financial Services Group, Inc. (The)	24,676	5,207,376
Truist Financial Corp.	75,689	4,803,981
		35,746,554
Beverages 0.9%
Keurig Dr Pepper, Inc.	122,880	4,434,739
	Shares	Value

Building Products 1.6%
Fortune Brands Home & Security, Inc.	34,926	$ 3,541,496
Johnson Controls International plc	58,123	4,264,485
		7,805,981
Capital Markets 3.0%
Ares Management Corp.	49,909	4,229,288
LPL Financial Holdings, Inc.	27,786	4,557,460
Morgan Stanley	63,191	6,494,771
		15,281,519
Chemicals 1.6%
Axalta Coating Systems Ltd. (e)	110,121	3,434,674
Celanese Corp.	28,910	4,669,254
		8,103,928
Communications Equipment 2.7%
Cisco Systems, Inc.	156,009	8,731,824
F5 Networks, Inc. (e)	22,699	4,792,894
		13,524,718
Containers & Packaging 0.9%
Sealed Air Corp.	73,767	4,375,858
Electric Utilities 1.0%
Exelon Corp.	90,660	4,822,205
Electrical Equipment 0.8%
Hubbell, Inc.	19,827	3,952,909
Electronic Equipment, Instruments & Components 0.8%
Corning, Inc.	116,466	4,142,696
Entertainment 0.8%
Electronic Arts, Inc.	27,677	3,881,699
Equity Real Estate Investment Trusts 1.8%
Gaming and Leisure Properties, Inc.	100,243	4,860,783
Host Hotels & Resorts, Inc. (e)	239,027	4,022,825
		8,883,608
Food Products 0.8%
Mondelez International, Inc., Class A	69,392	4,214,870
Health Care Equipment & Supplies 2.8%
Becton Dickinson and Co.	18,014	4,315,974
Boston Scientific Corp. (e)	95,874	4,135,046

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Balanced Fund

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Medtronic plc	46,141	$ 5,530,460
		13,981,480
Health Care Providers & Services 4.6%
Anthem, Inc.	17,223	7,494,244
Centene Corp. (e)	64,969	4,628,392
UnitedHealth Group, Inc.	23,684	10,905,771
		23,028,407
Hotels, Restaurants & Leisure 0.6%
Booking Holdings, Inc. (e)	1,240	3,001,767
Household Durables 0.8%
Lennar Corp., Class A	38,803	3,877,584
Insurance 4.0%
Assurant, Inc.	23,590	3,805,303
Chubb Ltd.	32,593	6,368,020
MetLife, Inc.	99,990	6,279,372
Progressive Corp. (The)	40,087	3,803,455
		20,256,150
Interactive Media & Services 1.4%
Alphabet, Inc., Class C (e)	2,401	7,119,949
IT Services 2.3%
Amdocs Ltd.	42,861	3,336,300
Fidelity National Information Services, Inc.	35,430	3,923,518
Global Payments, Inc.	29,034	4,151,572
		11,411,390
Machinery 0.8%
Middleby Corp. (The) (e)	21,057	3,841,639
Media 1.5%
Comcast Corp., Class A	148,968	7,661,424
Multi-Utilities 1.6%
Dominion Energy, Inc.	54,660	4,150,334
Sempra Energy	29,968	3,824,816
		7,975,150
Oil, Gas & Consumable Fuels 2.7%
ConocoPhillips	67,918	5,059,212
Phillips 66	51,205	3,829,110
	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co.	25,399	$ 4,749,105
		13,637,427
Pharmaceuticals 5.8%
AstraZeneca plc, Sponsored ADR	70,305	4,385,626
Eli Lilly and Co.	22,243	5,666,627
Merck & Co., Inc.	77,865	6,856,013
Pfizer, Inc.	190,626	8,337,981
Roche Holding AG	9,566	3,699,042
		28,945,289
Real Estate Management & Development 0.7%
CBRE Group, Inc., Class A (e)	36,313	3,779,457
Road & Rail 0.8%
Knight-Swift Transportation Holdings, Inc.	68,974	3,910,136
Semiconductors & Semiconductor Equipment 3.1%
Analog Devices, Inc.	25,811	4,477,951
KLA Corp.	8,824	3,289,234
Micron Technology, Inc.	56,060	3,873,746
Qorvo, Inc. (e)	23,547	3,961,312
		15,602,243
Software 0.6%
VMware, Inc., Class A (e)(f)	19,337	2,933,423
Specialty Retail 1.4%
Home Depot, Inc. (The)	9,095	3,380,975
TJX Cos., Inc. (The)	59,810	3,916,957
		7,297,932
Total Common Stocks (Cost $267,568,697)		318,727,505
Exchange-Traded Funds 4.8%
iShares Intermediate Government/Credit Bond ETF	183,864	21,054,267
iShares Russell 1000 Value ETF	19,695	3,240,615
Total Exchange-Traded Funds (Cost $23,293,113)		24,294,882
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2021† (continued)
	Shares	Value
Short-Term Investments 1.4%
Affiliated Investment Company 0.8%
MainStay U.S. Government Liquidity Fund, 0.01% (g)	3,802,581	$ 3,802,581
Unaffiliated Investment Company 0.6%
Wells Fargo Government Money Market Fund, 0.025% (g)(h)	3,004,849	3,004,849
Total Short-Term Investments (Cost $6,807,430)		6,807,430
Total Investments (Cost $449,741,134)	100.2%	502,851,421
Other Assets, Less Liabilities	(0.2)	(1,155,970)
Net Assets	100.0%	$ 501,695,451

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2021.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2021.
(d)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2021.
(e)	Non-income producing security.
(f)	All or a portion of this security was held on loan. As of October 31, 2021, the aggregate market value of securities on loan was $2,933,271. The Fund received cash collateral with a value of $3,004,849. (See Note 2(H))
(g)	Current yield as of October 31, 2021.
(h)	Represents a security purchased with cash collateral received for securities on loan.
Futures Contracts
As of October 31, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	61	December 2021	$ 13,433,457	$ 13,374,250	$ (59,207)
U.S. Treasury 10 Year Notes	39	December 2021	5,184,812	5,097,422	(87,390)
Total Long Contracts					(146,597)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Balanced Fund

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 5 Year Notes	(9)	December 2021	$ (1,096,016)	$ (1,095,750)	$ 266
U.S. Treasury 10 Year Ultra Bonds	(8)	December 2021	(1,180,548)	(1,160,250)	20,298
U.S. Treasury Long Bonds	(2)	December 2021	(327,809)	(321,688)	6,121
Total Short Contracts					26,685
Net Unrealized Depreciation					$ (119,912)

1.	As of October 31, 2021, cash in the amount of $54,175 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2021.

Abbreviation(s):
ADR—American Depositary Receipt
CLO—Collateralized Loan Obligation
ETF—Exchange-Traded Fund
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
LIBOR—London Interbank Offered Rate
TBD—To Be Determined
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 19,365,469	$ —	$ 19,365,469
Corporate Bonds	—	67,374,710	—	67,374,710
Foreign Government Bonds	—	472,570	—	472,570
Mortgage-Backed Securities	—	2,812,223	—	2,812,223
U.S. Government & Federal Agencies	—	62,996,632	—	62,996,632
Total Long-Term Bonds	—	153,021,604	—	153,021,604
Common Stocks	318,727,505	—	—	318,727,505
Exchange-Traded Funds	24,294,882	—	—	24,294,882
Short-Term Investments
Affiliated Investment Company	3,802,581	—	—	3,802,581
Unaffiliated Investment Company	3,004,849	—	—	3,004,849
Total Short-Term Investments	6,807,430	—	—	6,807,430
Total Investments in Securities	349,829,817	153,021,604	—	502,851,421
Other Financial Instruments
Futures Contracts (b)	26,685	—	—	26,685
Total Investments in Securities and Other Financial Instruments	$ 349,856,502	$ 153,021,604	$ —	$ 502,878,106
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (146,597)	$ —	$ —	$ (146,597)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Balanced Fund

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $445,938,553) including securities on loan of $2,933,271	$499,048,840
Investment in affiliated investment companies, at value (identified cost $3,802,581)	3,802,581
Cash	8,013,816
Cash collateral on deposit at broker for futures contracts	54,175
Receivables:
Investment securities sold	3,228,952
Dividends and interest	797,955
Fund shares sold	101,742
Securities lending	12,503
Variation margin on futures contracts	9,527
Other assets	31,914
Total assets	515,102,005
Liabilities
Cash collateral received for securities on loan	3,004,849
Payables:
Investment securities purchased	7,811,745
Fund shares redeemed	2,006,519
Manager (See Note 3)	275,426
Transfer agent (See Note 3)	139,353
NYLIFE Distributors (See Note 3)	113,734
Shareholder communication	28,812
Professional fees	14,441
Custodian	5,157
Trustees	1,149
Accrued expenses	5,369
Total liabilities	13,406,554
Net assets	$501,695,451
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 13,532
Additional paid-in-capital	357,067,193
357,080,725
Total distributable earnings (loss)	144,614,726
Net assets	$501,695,451
Class A
Net assets applicable to outstanding shares	$343,223,629
Shares of beneficial interest outstanding	9,254,784
Net asset value per share outstanding	$ 37.09
Maximum sales charge (3.00% of offering price)	1.15
Maximum offering price per share outstanding	$ 38.24
Investor Class
Net assets applicable to outstanding shares	$ 46,706,069
Shares of beneficial interest outstanding	1,258,986
Net asset value per share outstanding	$ 37.10
Maximum sales charge (2.50% of offering price)	0.95
Maximum offering price per share outstanding	$ 38.05
Class B
Net assets applicable to outstanding shares	$ 9,645,359
Shares of beneficial interest outstanding	262,659
Net asset value and offering price per share outstanding	$ 36.72
Class C
Net assets applicable to outstanding shares	$ 26,050,271
Shares of beneficial interest outstanding	709,719
Net asset value and offering price per share outstanding	$ 36.71
Class I
Net assets applicable to outstanding shares	$ 72,481,455
Shares of beneficial interest outstanding	1,948,758
Net asset value and offering price per share outstanding	$ 37.19
Class R1
Net assets applicable to outstanding shares	$ 109,821
Shares of beneficial interest outstanding	2,957
Net asset value and offering price per share outstanding	$ 37.14
Class R2
Net assets applicable to outstanding shares	$ 1,127,515
Shares of beneficial interest outstanding	30,365
Net asset value and offering price per share outstanding	$ 37.13
Class R3
Net assets applicable to outstanding shares	$ 2,290,096
Shares of beneficial interest outstanding	61,851
Net asset value and offering price per share outstanding	$ 37.03
Class R6
Net assets applicable to outstanding shares	$ 61,236
Shares of beneficial interest outstanding	1,645
Net asset value and offering price per share outstanding	$ 37.23

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $16,254)	$ 6,521,564
Interest	3,097,244
Securities lending	92,502
Dividends-affiliated	329
Total income	9,711,639
Expenses
Manager (See Note 3)	3,455,439
Distribution/Service—Class A (See Note 3)	769,982
Distribution/Service—Investor Class (See Note 3)	121,677
Distribution/Service—Class B (See Note 3)	106,691
Distribution/Service—Class C (See Note 3)	297,166
Distribution/Service—Class R2 (See Note 3)	4,892
Distribution/Service—Class R3 (See Note 3)	11,258
Transfer agent (See Note 3)	730,944
Registration	118,003
Professional fees	107,229
Shareholder communication	58,967
Custodian	47,622
Trustees	12,118
Insurance	5,232
Shareholder service (See Note 3)	4,305
Miscellaneous	21,263
Total expenses before waiver/reimbursement	5,872,788
Expense waiver/reimbursement from Manager (See Note 3)	(25,033)
Net expenses	5,847,755
Net investment income (loss)	3,863,884
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	110,644,907
Futures transactions	(459,412)
Foreign currency transactions	10,276
Net realized gain (loss)	110,195,771
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	13,033,830
Futures contracts	(18,769)
Translation of other assets and liabilities in foreign currencies	191
Net change in unrealized appreciation (depreciation)	13,015,252
Net realized and unrealized gain (loss)	123,211,023
Net increase (decrease) in net assets resulting from operations	$127,074,907
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Balanced Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 3,863,884	$ 6,188,734
Net realized gain (loss)	110,195,771	6,208,727
Net change in unrealized appreciation (depreciation)	13,015,252	(17,630,508)
Net increase (decrease) in net assets resulting from operations	127,074,907	(5,233,047)
Distributions to shareholders:
Class A	(5,189,504)	(9,628,061)
Investor Class	(785,979)	(1,699,180)
Class B	(135,897)	(379,813)
Class C	(390,180)	(1,139,534)
Class I	(2,749,887)	(6,310,208)
Class R1	(1,742)	(32,148)
Class R2	(32,212)	(85,858)
Class R3	(35,197)	(67,625)
Class R6	(1,167)	(1,844)
Total distributions to shareholders	(9,321,765)	(19,344,271)
Capital share transactions:
Net proceeds from sales of shares	70,944,777	54,812,354
Net asset value of shares issued to shareholder in reinvestment of distributions	9,150,987	18,977,236
Cost of shares redeemed	(193,633,246)	(143,847,332)
Increase (decrease) in net assets derived from capital share transactions	(113,537,482)	(70,057,742)
Net increase (decrease) in net assets	4,215,660	(94,635,060)
Net Assets
Beginning of year	497,479,791	592,114,851
End of year	$ 501,695,451	$ 497,479,791
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 29.72	$ 30.98	$ 31.49	$ 33.63	$ 31.27
Net investment income (loss) (a)	0.27	0.36	0.44	0.44	0.39
Net realized and unrealized gain (loss)	7.70	(0.54)	1.58	(0.23)	2.80
Total from investment operations	7.97	(0.18)	2.02	0.21	3.19
Less distributions:
From net investment income	(0.28)	(0.41)	(0.46)	(0.48)	(0.39)
From net realized gain on investments	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)
Total distributions	(0.60)	(1.08)	(2.53)	(2.35)	(0.83)
Net asset value at end of year	$ 37.09	$ 29.72	$ 30.98	$ 31.49	$ 33.63
Total investment return (b)	27.03%	(0.53)%	7.07%	0.48%(c)	10.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.78%	1.21%	1.47%	1.35%	1.19%
Net expenses (d)	1.08%	1.13%	1.12%	1.10%	1.10%
Portfolio turnover rate	182%	217%	194%	200%	191%
Net assets at end of year (in 000’s)	$ 343,224	$ 252,574	$ 279,636	$ 265,314	$ 281,174

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 29.75	$ 31.01	$ 31.51	$ 33.65	$ 31.29
Net investment income (loss) (a)	0.19	0.29	0.38	0.38	0.34
Net realized and unrealized gain (loss)	7.69	(0.55)	1.58	(0.23)	2.79
Total from investment operations	7.88	(0.26)	1.96	0.15	3.13
Less distributions:
From net investment income	(0.21)	(0.33)	(0.39)	(0.42)	(0.33)
From net realized gain on investments	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)
Total distributions	(0.53)	(1.00)	(2.46)	(2.29)	(0.77)
Net asset value at end of year	$ 37.10	$ 29.75	$ 31.01	$ 31.51	$ 33.65
Total investment return (b)	26.68%	(0.75)%	6.79%	0.29%	10.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.54%	0.97%	1.26%	1.18%	1.05%
Net expenses (c)	1.35%	1.38%	1.33%	1.28%	1.26%
Expenses (before waiver/reimbursement) (c)	1.37%	1.40%	1.35%	1.30%	1.26%
Portfolio turnover rate	182%	217%	194%	200%	191%
Net assets at end of year (in 000's)	$ 46,706	$ 47,358	$ 53,006	$ 51,128	$ 55,541

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Balanced Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 29.56	$ 30.82	$ 31.35	$ 33.48	$ 31.15
Net investment income (loss) (a)	(0.07)	0.07	0.16	0.14	0.09
Net realized and unrealized gain (loss)	7.63	(0.54)	1.54	(0.23)	2.78
Total from investment operations	7.56	(0.47)	1.70	(0.09)	2.87
Less distributions:
From net investment income	(0.08)	(0.12)	(0.16)	(0.17)	(0.10)
From net realized gain on investments	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)
Total distributions	(0.40)	(0.79)	(2.23)	(2.04)	(0.54)
Net asset value at end of year	$ 36.72	$ 29.56	$ 30.82	$ 31.35	$ 33.48
Total investment return (b)	25.74%	(1.51)%	6.00%	(0.45)%(c)	9.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.21)%	0.23%	0.54%	0.43%	0.29%
Net expenses (d)	2.10%	2.13%	2.08%	2.03%	2.02%
Expenses (before waiver/reimbursement) (d)	2.12%	2.15%	2.10%	2.05%	2.02%
Portfolio turnover rate	182%	217%	194%	200%	191%
Net assets at end of year (in 000’s)	$ 9,645	$ 10,671	$ 15,049	$ 18,795	$ 24,551

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 29.55	$ 30.81	$ 31.33	$ 33.46	$ 31.13
Net investment income (loss) (a)	(0.07)	0.07	0.18	0.14	0.09
Net realized and unrealized gain (loss)	7.63	(0.54)	1.53	(0.23)	2.78
Total from investment operations	7.56	(0.47)	1.71	(0.09)	2.87
Less distributions:
From net investment income	(0.08)	(0.12)	(0.16)	(0.17)	(0.10)
From net realized gain on investments	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)
Total distributions	(0.40)	(0.79)	(2.23)	(2.04)	(0.54)
Net asset value at end of year	$ 36.71	$ 29.55	$ 30.81	$ 31.33	$ 33.46
Total investment return (b)	25.75%	(1.51)%	6.03%	(0.45)%(c)	9.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.20)%	0.23%	0.59%	0.43%	0.29%
Net expenses (d)	2.10%	2.13%	2.08%	2.03%	2.02%
Expenses (before waiver/reimbursement) (d)	2.12%	2.15%	2.10%	2.05%	2.02%
Portfolio turnover rate	182%	217%	194%	200%	191%
Net assets at end of year (in 000’s)	$ 26,050	$ 30,769	$ 45,437	$ 76,233	$ 94,447

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 29.80	$ 31.06	$ 31.56	$ 33.71	$ 31.35
Net investment income (loss) (a)	0.37	0.44	0.53	0.52	0.47
Net realized and unrealized gain (loss)	7.70	(0.55)	1.57	(0.24)	2.80
Total from investment operations	8.07	(0.11)	2.10	0.28	3.27
Less distributions:
From net investment income	(0.36)	(0.48)	(0.53)	(0.56)	(0.47)
From net realized gain on investments	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)
Total distributions	(0.68)	(1.15)	(2.60)	(2.43)	(0.91)
Net asset value at end of year	$ 37.19	$ 29.80	$ 31.06	$ 31.56	$ 33.71
Total investment return (b)	27.32%	(0.27)%	7.32%	0.70%	10.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%	1.47%	1.75%	1.61%	1.45%
Net expenses (c)	0.84%	0.88%	0.87%	0.85%	0.85%
Portfolio turnover rate	182%	217%	194%	200%	191%
Net assets at end of year (in 000’s)	$ 72,481	$ 152,036	$ 177,076	$ 217,380	$ 291,941

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R1	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 29.76	$ 31.02	$ 31.52	$ 33.66	$ 31.30
Net investment income (loss) (a)	0.33	0.49	0.50	0.49	0.44
Net realized and unrealized gain (loss)	7.70	(0.63)	1.57	(0.24)	2.79
Total from investment operations	8.03	(0.14)	2.07	0.25	3.23
Less distributions:
From net investment income	(0.33)	(0.45)	(0.50)	(0.52)	(0.43)
From net realized gain on investments	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)
Total distributions	(0.65)	(1.12)	(2.57)	(2.39)	(0.87)
Net asset value at end of year	$ 37.14	$ 29.76	$ 31.02	$ 31.52	$ 33.66
Total investment return (b)	27.20%	(0.38)%	7.22%	0.62%	10.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.93%	1.60%	1.67%	1.50%	1.35%
Net expenses (c)	0.94%	0.98%	0.97%	0.95%	0.95%
Portfolio turnover rate	182%	217%	194%	200%	191%
Net assets at end of year (in 000’s)	$ 110	$ 78	$ 1,286	$ 1,805	$ 2,016

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay Balanced Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 29.77	$ 31.02	$ 31.53	$ 33.67	$ 31.26
Net investment income (loss) (a)	0.24	0.34	0.42	0.41	0.39
Net realized and unrealized gain (loss)	7.69	(0.55)	1.56	(0.24)	2.81
Total from investment operations	7.93	(0.21)	1.98	0.17	3.20
Less distributions:
From net investment income	(0.25)	(0.37)	(0.42)	(0.44)	(0.35)
From net realized gain on investments	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)
Total distributions	(0.57)	(1.04)	(2.49)	(2.31)	(0.79)
Net asset value at end of year	$ 37.13	$ 29.77	$ 31.02	$ 31.53	$ 33.67
Total investment return (b)	26.89%	(0.60)%	6.95%	0.37%(c)	10.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.69%	1.14%	1.40%	1.26%	1.19%
Net expenses (d)	1.19%	1.23%	1.22%	1.20%	1.21%
Portfolio turnover rate	182%	217%	194%	200%	191%
Net assets at end of year (in 000’s)	$ 1,128	$ 1,693	$ 2,882	$ 3,496	$ 5,234

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 29.70	$ 30.95	$ 31.45	$ 33.59	$ 31.25
Net investment income (loss) (a)	0.16	0.26	0.35	0.33	0.27
Net realized and unrealized gain (loss)	7.68	(0.55)	1.56	(0.24)	2.78
Total from investment operations	7.84	(0.29)	1.91	0.09	3.05
Less distributions:
From net investment income	(0.19)	(0.29)	(0.34)	(0.36)	(0.27)
From net realized gain on investments	(0.32)	(0.67)	(2.07)	(1.87)	(0.44)
Total distributions	(0.51)	(0.96)	(2.41)	(2.23)	(0.71)
Net asset value at end of year	$ 37.03	$ 29.70	$ 30.95	$ 31.45	$ 33.59
Total investment return (b)	26.59%	(0.88)%	6.68%	0.12%	9.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.45%	0.86%	1.15%	1.00%	0.82%
Net expenses (c)	1.44%	1.48%	1.47%	1.45%	1.45%
Portfolio turnover rate	182%	217%	194%	200%	191%
Net assets at end of year (in 000’s)	$ 2,290	$ 2,252	$ 3,048	$ 3,880	$ 5,490

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Year Ended October 31,			December 15, 2017^ through October 31, 2018
Class R6	2021	2020	2019
Net asset value at beginning of period	$ 29.83	$ 31.06	$ 31.57	$ 32.52
Net investment income (loss) (a)	0.39	0.61	0.53	0.48
Net realized and unrealized gain (loss)	7.73	(0.69)	1.59	(0.95)
Total from investment operations	8.12	(0.08)	2.12	(0.47)
Less distributions:
From net investment income	(0.40)	(0.48)	(0.56)	(0.48)
From net realized gain on investments	(0.32)	(0.67)	(2.07)	—
Total distributions	(0.72)	(1.15)	(2.63)	(0.48)
Net asset value at end of period	$ 37.23	$ 29.83	$ 31.06	$ 31.57
Total investment return (b)	27.45%	(0.17)%	7.40%	(1.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.12%	1.94%	1.75%	1.65%††
Net expenses (c)	0.74%	0.78%	0.77%	0.76%††
Portfolio turnover rate	182%	217%	194%	200%
Net assets at end of period (in 000’s)	$ 61	$ 49	$ 14,697	$ 48

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Balanced Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B	January 2, 2004
Class C	December 30, 2002
Class I	May 1, 1989
Class R1	January 2, 2004
Class R2	January 2, 2004
Class R3	April 28, 2006
Class R6	December 15, 2017
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fees. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to any fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)). To assess the appropriateness of security

31

Notes to Financial Statements (continued)
valuations, the Manager, the Subadvisors or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available

32	MainStay Balanced Fund

from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
33

Notes to Financial Statements (continued)
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2021, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the

34	MainStay Balanced Fund

securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.
(J) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as to help manage the duration and yield curve positioning of the portfolio.
35

Notes to Financial Statements (continued)
Fair value of derivative instruments as of October 31, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$26,685	$26,685
Total Fair Value	$26,685	$26,685

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(146,597)	$(146,597)
Total Fair Value	$(146,597)	$(146,597)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(459,412)	$(459,412)
Total Net Realized Gain (Loss)	$(459,412)	$(459,412)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(18,769)	$(18,769)
Total Net Change in Unrealized Appreciation (Depreciation)	$(18,769)	$(18,769)

Average Notional Amount	Total
Futures Contracts Long	$23,834,268
Futures Contracts Short	$ (6,446,020)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective March 5, 2021 due to the removal of MacKay Shields LLC ("MacKay") as a subadvisor to the equity portion of the Fund and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as a subadvisor to the equity portion of the Fund. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of a Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and Wellington, and NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with Wellington, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors. New York Life Investments pays for the services of the Subadvisors.
Effective March 5, 2021, under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.65% on assets up to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion. During the year ended October 31, 2021, the effective management fee rate was 0.67%.
Prior to March 5, 2021, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $3,455,439 and waived fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $25,033 and paid MacKay, Wellington and NYL Investors $370,652, $545,347 and $607,040, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund,

36	MainStay Balanced Fund

maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2021, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 97
Class R2	1,957
Class R3	2,251
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $25,376 and $5,505, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2021, of $5,241, $76, $1,353 and $1,403, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$275,275	$ —
Investor Class	187,231	(13,815)
Class B	41,027	(2,995)
Class C	114,238	(8,223)
Class I	109,293	—
Class R1	86	—
Class R2	1,759	—
Class R3	2,031	—
Class R6	4	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's
37

Notes to Financial Statements (continued)
prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ —	$ 52,851	$ (49,048)	$ —	$ —	$ 3,803	$ —(a)	$ —	3,803

(a)	Less than $500.

(G) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$33,656	55.0%
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$450,305,638	$56,660,232	$(4,117,384)	$52,542,848
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$58,924,957	$33,153,930	$52,535,839	$144,614,726
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of futures contracts, and corporate action adjustments. The other temporary differences are primarily due to straddle loss deferral and cumulative bond amortization adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2021 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(13,533,470)	$13,533,470
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$4,025,384	$ 6,953,382
Long-Term Capital Gains	5,296,381	12,390,889
Total	$9,321,765	$19,344,271
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $2,911 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount

38	MainStay Balanced Fund

payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of U.S. government securities were $550,851 and $552,621, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $361,097 and $476,911 respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,354,099	$ 47,965,141
Shares issued to shareholders in reinvestment of distributions	150,157	5,061,558
Shares redeemed	(1,195,537)	(41,490,356)
Net increase (decrease) in shares outstanding before conversion	308,719	11,536,343
Shares converted into Class A (See Note 1)	448,349	15,466,707
Shares converted from Class A (See Note 1)	(151)	(5,190)
Net increase (decrease)	756,917	$ 26,997,860
Year ended October 31, 2020:
Shares sold	850,841	$ 25,176,801
Shares issued to shareholders in reinvestment of distributions	318,603	9,414,225
Shares redeemed	(1,914,739)	(55,913,883)
Net increase (decrease) in shares outstanding before conversion	(745,295)	(21,322,857)
Shares converted into Class A (See Note 1)	230,256	6,838,268
Shares converted from Class A (See Note 1)	(14,231)	(412,912)
Net increase (decrease)	(529,270)	$ (14,897,501)

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	96,125	$ 3,343,506
Shares issued to shareholders in reinvestment of distributions	23,555	784,434
Shares redeemed	(124,594)	(4,313,833)
Net increase (decrease) in shares outstanding before conversion	(4,914)	(185,893)
Shares converted into Investor Class (See Note 1)	39,661	1,396,885
Shares converted from Investor Class (See Note 1)	(367,545)	(12,630,334)
Net increase (decrease)	(332,798)	$ (11,419,342)
Year ended October 31, 2020:
Shares sold	169,264	$ 4,992,474
Shares issued to shareholders in reinvestment of distributions	57,089	1,693,568
Shares redeemed	(204,180)	(6,015,316)
Net increase (decrease) in shares outstanding before conversion	22,173	670,726
Shares converted into Investor Class (See Note 1)	41,213	1,195,346
Shares converted from Investor Class (See Note 1)	(181,180)	(5,414,267)
Net increase (decrease)	(117,794)	$ (3,548,195)

39

Notes to Financial Statements (continued)
Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	6,425	$ 226,427
Shares issued to shareholders in reinvestment of distributions	3,830	124,552
Shares redeemed	(53,970)	(1,853,573)
Net increase (decrease) in shares outstanding before conversion	(43,715)	(1,502,594)
Shares converted from Class B (See Note 1)	(54,584)	(1,900,545)
Net increase (decrease)	(98,299)	$ (3,403,139)
Year ended October 31, 2020:
Shares sold	9,706	$ 270,707
Shares issued to shareholders in reinvestment of distributions	11,771	351,184
Shares redeemed	(86,866)	(2,512,784)
Net increase (decrease) in shares outstanding before conversion	(65,389)	(1,890,893)
Shares converted from Class B (See Note 1)	(61,927)	(1,801,660)
Net increase (decrease)	(127,316)	$ (3,692,553)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	39,332	$ 1,374,443
Shares issued to shareholders in reinvestment of distributions	11,959	388,510
Shares redeemed	(316,160)	(10,913,710)
Net increase (decrease) in shares outstanding before conversion	(264,869)	(9,150,757)
Shares converted from Class C (See Note 1)	(66,531)	(2,316,844)
Net increase (decrease)	(331,400)	$ (11,467,601)
Year ended October 31, 2020:
Shares sold	60,810	$ 1,774,728
Shares issued to shareholders in reinvestment of distributions	36,587	1,091,023
Shares redeemed	(509,823)	(14,860,399)
Net increase (decrease) in shares outstanding before conversion	(412,426)	(11,994,648)
Shares converted from Class C (See Note 1)	(21,179)	(611,819)
Net increase (decrease)	(433,605)	$ (12,606,467)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	504,349	$ 17,414,410
Shares issued to shareholders in reinvestment of distributions	81,649	2,728,015
Shares redeemed	(3,739,247)	(132,973,686)
Net increase (decrease) in shares outstanding before conversion	(3,153,249)	(112,831,261)
Shares converted into Class I (See Note 1)	344	11,556
Net increase (decrease)	(3,152,905)	$(112,819,705)
Year ended October 31, 2020:
Shares sold	725,840	$ 21,787,238
Shares issued to shareholders in reinvestment of distributions	211,303	6,251,124
Shares redeemed	(1,543,342)	(45,968,711)
Net increase (decrease) in shares outstanding before conversion	(606,199)	(17,930,349)
Shares converted into Class I (See Note 1)	6,641	207,044
Net increase (decrease)	(599,558)	$ (17,723,305)

Class R1	Shares	Amount
Year ended October 31, 2021:
Shares sold	424	$ 14,788
Shares issued to shareholders in reinvestment of distributions	51	1,742
Shares redeemed	(135)	(4,437)
Net increase (decrease)	340	$ 12,093
Year ended October 31, 2020:
Shares sold	1,183	$ 35,401
Shares issued to shareholders in reinvestment of distributions	1,049	32,148
Shares redeemed	(41,076)	(1,086,376)
Net increase (decrease)	(38,844)	$ (1,018,827)

Class R2	Shares	Amount
Year ended October 31, 2021:
Shares sold	4,917	$ 171,250
Shares issued to shareholders in reinvestment of distributions	811	27,261
Shares redeemed	(31,644)	(1,156,562)
Net increase (decrease) in shares outstanding before conversion	(25,916)	(958,051)
Shares converted from Class R2 (See Note 1)	(597)	(22,235)
Net increase (decrease)	(26,513)	$ (980,286)
Year ended October 31, 2020:
Shares sold	11,249	$ 333,907
Shares issued to shareholders in reinvestment of distributions	2,601	77,126
Shares redeemed	(49,856)	(1,445,105)
Net increase (decrease)	(36,006)	$ (1,034,072)

40	MainStay Balanced Fund

Class R3	Shares	Amount
Year ended October 31, 2021:
Shares sold	12,366	$ 434,812
Shares issued to shareholders in reinvestment of distributions	1,017	33,747
Shares redeemed	(27,360)	(926,559)
Net increase (decrease)	(13,977)	$ (458,000)
Year ended October 31, 2020:
Shares sold	13,974	$ 408,019
Shares issued to shareholders in reinvestment of distributions	2,198	64,994
Shares redeemed	(38,825)	(1,193,537)
Net increase (decrease)	(22,653)	$ (720,524)

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	35	$ 1,168
Shares redeemed	(16)	(530)
Net increase (decrease)	19	$ 638
Year ended October 31, 2020:
Shares sold	1,055	$ 33,079
Shares issued to shareholders in reinvestment of distributions	62	1,844
Shares redeemed	(472,636)	(14,851,221)
Net increase (decrease)	(471,519)	$ (14,816,298)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
41

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Balanced Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
42	MainStay Balanced Fund

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $5,296,381 as long term capital gain distributions.
For the fiscal year ended October 31, 2021, the Fund designated approximately $366,429 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2021 should be multiplied by 7.66% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
43

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
44	MainStay Balanced Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
45

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
46	MainStay Balanced Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
47

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1717230MS180-21	MSBL11-12/21
(NYLIM) NL231

MainStay Candriam Emerging Markets Equity Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	11/15/2017	13.09%	5.47%	2.00%
		Excluding sales charges		19.68	6.99	2.00
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	11/15/2017	13.51	5.33	2.03
		Excluding sales charges		19.49	6.84	2.03
Class C Shares	Maximum 1% CDSC	With sales charges	11/15/2017	17.74	6.08	2.78
	if Redeemed Within One Year of Purchase	Excluding sales charges		18.74	6.08	2.78
Class I Shares	No Sales Charge		11/15/2017	20.05	7.32	1.79
Class R6 Shares	No Sales Charge		11/15/2017	20.05	7.36	1.53

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Since Inception
MSCI Emerging Markets Index (Net)[1]	16.96%	5.75%
Morningstar Diversified Emerging Markets Category Average[2]	20.82	5.92

1.	The MSCI Emerging Markets Index (Net) is the Fund's primary benchmark. The MSCI Emerging Markets Index (Net) is a broad-based benchmark that is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These funds invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Candriam Emerging Markets Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$947.90	$ 7.07	$1,017.95	$ 7.32	1.44%
Investor Class Shares	$1,000.00	$946.30	$ 7.31	$1,017.69	$ 7.58	1.49%
Class C Shares	$1,000.00	$943.30	$10.97	$1,013.91	$11.37	2.24%
Class I Shares	$1,000.00	$948.30	$ 5.21	$1,019.86	$ 5.40	1.06%
Class R6 Shares	$1,000.00	$948.80	$ 4.91	$1,020.16	$ 5.09	1.00%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of October 31, 2021 (Unaudited)
China	35.7%
India	14.8
Taiwan	12.0
Republic of Korea	11.5
Russia	5.2
Brazil	3.2
South Africa	2.8
Mexico	2.6
Thailand	1.7
Hungary	1.6
Poland	1.6
Indonesia	1.1%
Chile	0.6
Peru	0.6
Hong Kong	0.6
Argentina	0.6
United States	0.5
Uruguay	0.4
Other Assets, Less Liabilities	2.9
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	Taiwan Semiconductor Manufacturing Co. Ltd.
2.	Tencent Holdings Ltd.
3.	Alibaba Group Holding Ltd.
4.	Samsung Electronics Co. Ltd.
5.	Meituan
6.	KB Financial Group, Inc.
7.	Chailease Holding Co. Ltd.
8.	TCS Group Holding plc,GDR
9.	ICICI Bank Ltd.
10.	Infosys Ltd.

8	MainStay Candriam Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by Jan Boudewijns, Paulo Salazar, Philip Screve and Lamine Saidi of Candriam Belgium S.A., the Fund’s Subadvisor.1
How did MainStay Candriam Emerging Markets Equity Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay Candriam Emerging Markets Equity Fund returned 20.05%, outperforming the 16.96% return of the Fund’s primary benchmark, the MSCI Emerging Markets Index (Net) (the “Index”). Over the same period, Class I shares underperformed the 20.82% return of the Morningstar Diversified Emerging Markets Category Average.2
Were there any changes to the Fund during the reporting period?
During the reporting period, Paulo Salazar was added as a portfolio manager for the Fund. For more information on this and other changes refer to the supplement dated May 24, 2021.
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Index posted strong gains despite significant bouts of volatility in monthly returns, and even larger variances amongst regional emerging market returns. The reporting period was characterized by the fast-evolving, global macro conditions. The U.S. dollar strengthened and bond yields rose amid expectations of strong U.S. growth and uncertain regional developments, including unprecedented regulatory tightening in China and renewed COVID-19 outbreaks in some emerging markets.
During the first half of the reporting period, the Fund’s outperformance was primarily led by exposure to the prospects of economic recovery and reopening, reflected in improved earnings for materials and financials holdings. During the second half of the period, the changing regulatory regime in index heavyweight China became a determining factor in relative returns. The Fund’s swift response included substituting offshore China exposure with local onshore exposure (and the timely elimination of exposure to China-linked American Depository Receipts), coupled with the addition of holdings we believed were well positioned to benefit from China’s publicly announced theme of common prosperity. These moves proved key to the Fund’s positive relative returns from the region. The Fund further bolstered relative returns by adding exposure to emerging markets insulated from China’s regulatory changes, including some markets positioned to benefit from resulting capital flows, such as India, emerging European nations and Mexico. The Fund’s focus on maintaining a balanced portfolio of structural growth names in emerging markets—combined with economic recovery exposure and a swift, active approach to managing regulatory risks—eventually helped drive excess returns.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
At the regional level, the strongest positive contributions to performance relative to the Index came from investments in China, Taiwan and India. (Contributions take weightings and total returns into account.) Excess relative returns in China and Taiwan were driven by positive selection effects. Detractors included Saudi Arabia, South Africa and the United Arab Emirates (UAE). The Fund held no direct exposure to Saudi Arabia or the UAE due to environmental, social and governance ("ESG") considerations, and both markets performed exceptionally well during the reporting period.
At the sector level, key contributions to relative returns came from consumer discretionary, financials and communication services. Sectors detracting from excess returns included energy and utilities.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The strongest contributors to the Fund’s absolute performance during the reporting period came from positions in TCS Group Holding, Chailease Holding and JSW Steel. Emerging market fintech leader TCS gained market share in retail banking, expanded product offerings to brokerage and SME (small and medium-sized enterprise) banking, and announced plans to enter new geographic regions. Shares in Taiwanese leasing and financing solutions leader Chailease gained, as the company posted higher profits on better operating efficiency and asset-quality management. Shares in Indian steel producer JSW rose as recovering steel prices supported the company’s deleveraging and growth plans.
Holdings that detracted from absolute performance during the same period included Chinese insurance giant Ping An Insurance and leading Chinese online food delivery company Meituan. Shares in Ping An lost ground as the company’s growth of new business value disappointed in the middle of a transformation plan to improve agent quality and income. The Fund held slightly overweight exposure to the name relative to the Index. Meituan shares suffered as a result of increased Chinese regulatory tightening and an antitrust investigation against the company’s dominant position in the sector. However, with the antitrust

1.	Jan Boudewijns will serve as a portfolio manager for the Fund until on or about April 1, 2022.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

investigation concluding in October 2021, we believe the company ended the reporting period in a position to recover going forward, and continue to maintain the Fund’s slightly overweight exposure to the company.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund continued to deploy cash in new investment opportunities. Examples include Chinese automotive giant BYD, Eastern Europe financial services company OTP Bank and Russian food retailer Magnit. The position in BYD reflected our positive view of the company’s dominant position in the electric vehicle battery ecosystem, where it continues to be a beneficiary of policy tailwinds from China. OTP Bank, with a strong position in a number of emerging European markets, is expected to continue to benefit from organic recovery and inorganic growth opportunities in the region. The company has established a positive track record of managing its non-performing ratio and producing an attractive return on investment. The Fund initiated a position in Magnit given its key position as a leading Russian food retailer benefiting from a macroeconomic recovery in the region. We believe the company is positioned to perform well despite rising inflationary pressure.
Significant sales during the reporting period include fast-growing Chinese e-commerce player Pinduoduo and South Korean chemical and battery producer LG Chem. The Fund exited its position in Pinduoduo given increasing regulatory risk and the availability of more attractive risk/reward opportunities in this sector. The Fund sold its position in LG Chem following strong performance and company plans to spin-off its battery business.
How did the Fund’s sector and/or country weightings change during the reporting period?
During the reporting period, the Fund increased its exposure to the financials, information technology and communications services sectors. Relative to the Index, these moves increased the Fund’s overweight exposure to financials and information technology, and reduced its underweight exposure in communication services. Conversely, the Fund reduced its overweight positions in the materials, industrials and consumer discretionary sectors.
At the country-specific level, the Fund’s most notable moves included increasing its overweight exposures in Mexico, Hungary, India and Thailand, as the regions prepare for reopening. The Fund reduced its overweight positions in South Korea, Brazil and China.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2021, the Fund maintained selective overweight positions in the financials and information technology sectors, while maintaining underweight exposure to the consumer staples sector. Notably overweight individual positions included Taiwanese leasing company Chailease Holding, South Korean bank KB Financial Group and emerging market fintech firm TCS Group Holding. Notably underweight individual positions included global semiconductor manufacturing leader TSMC, Russian energy company Gazprom and Chinese electric vehicle manufacturer Nio. Overall, the Fund maintains a balanced portfolio of structural growth names in emerging markets, complemented by positions in companies we expect to benefit from economic recovery in the emerging markets.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Candriam Emerging Markets Equity Fund

Portfolio of Investments October 31, 2021†
	Shares	Value
Common Stocks 96.0%
Argentina 0.6%
MercadoLibre, Inc. (Internet & Direct Marketing Retail) (a)	350	$ 518,357
Brazil 2.9%
Banco Santander Brasil SA (Banks)	140,000	853,326
Cosan SA (Oil, Gas & Consumable Fuels)	264,000	925,716
Meliuz SA (Interactive Media & Services) (b)	80,000	46,919
Pagseguro Digital Ltd., Class A (IT Services) (a)	4,000	144,800
WEG SA (Electrical Equipment)	112,000	734,257
		2,705,018
China 35.7%
Aier Eye Hospital Group Co. Ltd., Class A (Health Care Providers & Services)	42,787	324,481
Airtac International Group (Machinery)	15,096	450,570
Alibaba Group Holding Ltd. (Internet & Direct Marketing Retail) (a)	167,000	3,498,618
Bank of Ningbo Co. Ltd., Class A (Banks)	114,000	680,512
BYD Co. Ltd., Class H (Automobiles)	34,000	1,296,112
China Construction Bank Corp., Class H (Banks)	1,300,000	883,876
China Hongqiao Group Ltd. (Metals & Mining)	220,000	244,586
China Meidong Auto Holdings Ltd. (Specialty Retail)	60,000	311,548
China Mengniu Dairy Co. Ltd. (Food Products)	92,000	585,901
China Merchants Bank Co. Ltd., Class H (Banks)	148,000	1,246,886
China Molybdenum Co. Ltd., Class H (Metals & Mining)	739,927	459,334
China Petroleum & Chemical Corp., Class H (Oil, Gas & Consumable Fuels)	1,320,000	648,082
China Tourism Group Duty Free Corp. Ltd., Class A (Specialty Retail)	9,800	411,124
Chongqing Zhifei Biological Products Co. Ltd., Class A (Biotechnology)	11,996	281,562
Contemporary Amperex Technology Co. Ltd., Class A (Electrical Equipment)	10,000	998,891
Country Garden Services Holdings Co. Ltd. (Real Estate Management & Development)	48,000	373,241
East Money Information Co. Ltd., Class A (Capital Markets)	95,018	488,505
Ecovacs Robotics Co. Ltd., Class A (Household Durables)	6,699	179,532
	Shares	Value

China (continued)
ENN Energy Holdings Ltd. (Gas Utilities)	24,000	$ 415,500
Ganfeng Lithium Co. Ltd., Class A (Metals & Mining)	22,999	601,633
Jafron Biomedical Co. Ltd., Class A (Health Care Equipment & Supplies)	28,999	234,193
JD.com, Inc., Class A (Internet & Direct Marketing Retail) (a)	27,000	1,077,154
Jiumaojiu International Holdings Ltd. (Hotels, Restaurants & Leisure) (b)	16,000	40,100
Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	500,000	543,667
Li Ning Co. Ltd. (Textiles, Apparel & Luxury Goods)	79,000	878,285
Longfor Group Holdings Ltd. (Real Estate Management & Development)	90,000	437,247
LONGi Green Energy Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	36,000	549,566
Meituan (Internet & Direct Marketing Retail) (a)	63,000	2,182,996
MMG Ltd. (Metals & Mining) (a)	360,000	166,570
Ping An Bank Co. Ltd., Class A (Banks)	149,965	456,975
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	90,000	646,617
Shandong Sinocera Functional Material Co. Ltd., Class A (Chemicals)	48,000	320,885
Shanghai Baosight Software Co. Ltd., Class A (Software)	33,929	371,139
Shenzhen Inovance Technology Co. Ltd., Class A (Machinery)	38,937	396,897
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care Equipment & Supplies)	4,800	282,099
Silergy Corp. (Semiconductors & Semiconductor Equipment)	5,000	823,489
Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)	20,000	540,325
Tencent Holdings Ltd. (Interactive Media & Services)	67,000	4,142,022
Will Semiconductor Co. Ltd. Shanghai, Class A (Semiconductors & Semiconductor Equipment)	11,000	457,238
Wuxi Biologics Cayman, Inc. (Life Sciences Tools & Services) (a)(b)	67,000	1,019,575
Wuxi Lead Intelligent Equipment Co. Ltd., Class A (Electronic Equipment, Instruments & Components)	47,913	608,262

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
China (continued)
Xiaomi Corp., Class B (Technology Hardware, Storage & Peripherals) (a)(b)	25,000	$ 68,601
Xinyi Solar Holdings Ltd. (Semiconductors & Semiconductor Equipment)	270,000	564,951
Yantai Jereh Oilfield Services Group Co. Ltd., Class A (Energy Equipment & Services)	71,978	475,669
Yonyou Network Technology Co. Ltd., Class A (Software)	69,998	347,841
Yunnan Energy New Material Co. Ltd. (Containers & Packaging)	18,800	857,080
		32,869,937
Hong Kong 0.6%
AIA Group Ltd. (Insurance)	22,000	248,403
Nine Dragons Paper Holdings Ltd. (Paper & Forest Products)	220,000	276,538
		524,941
Hungary 1.6%
MOL Hungarian Oil & Gas plc (Oil, Gas & Consumable Fuels)	68,000	581,092
OTP Bank Nyrt. (Banks) (a)	15,400	924,912
		1,506,004
India 14.8%
Asian Paints Ltd. (Chemicals)	12,800	529,923
Bajaj Finance Ltd. (Consumer Finance)	10,000	988,258
Bharat Petroleum Corp. Ltd. (Oil, Gas & Consumable Fuels)	36,000	200,814
Bharti Airtel Ltd. (Wireless Telecommunication Services) (a)	61,000	558,302
Divi's Laboratories Ltd. (Life Sciences Tools & Services)	9,800	674,020
GAIL India Ltd. (Gas Utilities)	320,000	636,101
Graphite India Ltd. (Electrical Equipment)	43,000	308,024
Grasim Industries Ltd. (Construction Materials)	8,000	183,875
HDFC Bank Ltd. (Banks)	35,000	739,835
ICICI Bank Ltd. (Banks)	138,000	1,478,112
Info Edge India Ltd. (Interactive Media & Services)	7,200	584,159
Infosys Ltd. (IT Services)	66,000	1,469,949
JSW Steel Ltd. (Metals & Mining)	116,000	1,036,593
Jubilant Foodworks Ltd. (Hotels, Restaurants & Leisure)	8,000	394,149
Motherson Sumi Systems Ltd. (Auto Components)	132,000	393,896
	Shares	Value

India (continued)
Piramal Enterprises Ltd. (Diversified Financial Services)	10,000	$ 347,450
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	41,000	1,388,682
State Bank of India (Banks)	148,000	992,481
Tata Consumer Products Ltd. (Food Products)	49,000	529,712
Zomato Ltd. (Internet & Direct Marketing Retail) (a)	120,000	210,814
		13,645,149
Indonesia 1.1%
Bank Central Asia Tbk. PT (Banks)	1,960,000	1,034,127
Mexico 2.6%
Alsea SAB de CV (Hotels, Restaurants & Leisure) (a)	220,000	461,842
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation Infrastructure)	22,000	277,330
Grupo Financiero Banorte SAB de CV, Class O (Banks)	138,000	873,727
Ternium SA, Sponsored ADR (Metals & Mining)	16,500	764,445
		2,377,344
Peru 0.6%
Southern Copper Corp. (Metals & Mining)	8,800	527,912
Poland 1.6%
Dino Polska SA (Food & Staples Retailing) (a)(b)	7,800	696,783
Powszechny Zaklad Ubezpieczen SA (Insurance)	76,000	760,067
		1,456,850
Republic of Korea 11.5%
Kakao Corp. (Interactive Media & Services)	3,800	408,113
KB Financial Group, Inc. (Banks)	38,000	1,840,572
Kia Corp. (Automobiles)	16,000	1,165,205
Samsung Biologics Co. Ltd. (Life Sciences Tools & Services) (a)(b)	700	521,758
Samsung Electro-Mechanics Co. Ltd. (Electronic Equipment, Instruments & Components)	300	40,820
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	57,000	3,404,732
Samsung Engineering Co. Ltd. (Construction & Engineering) (a)	31,000	657,909

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Candriam Emerging Markets Equity Fund

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	1,500	$ 942,193
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	6,000	528,860
SK Telecom Co. Ltd. (Wireless Telecommunication Services) (c)(d)(e)	1,100	291,344
S-Oil Corp. (Oil, Gas & Consumable Fuels)	8,800	771,897
		10,573,403
Russia 5.2%
HeadHunter Group plc, ADR (Professional Services)	6,000	317,160
Magnit PJSC (Food & Staples Retailing)	9,200	839,189
Mobile TeleSystems PJSC, Sponsored ADR (Wireless Telecommunication Services)	34,000	312,460
Polymetal International plc (Metals & Mining)	16,000	296,702
Tatneft PJSC (Oil, Gas & Consumable Fuels)	44,000	336,062
TCS Group Holding plc, GDR (Banks)	15,600	1,597,440
Yandex NV, Class A (Interactive Media & Services) (a)	12,800	1,060,352
		4,759,365
South Africa 2.8%
Capitec Bank Holdings Ltd. (Banks)	6,000	670,421
FirstRand Ltd. (Diversified Financial Services)	158,000	600,038
Naspers Ltd., Class N (Internet & Direct Marketing Retail)	6,400	1,085,230
Old Mutual Ltd. (Insurance)	260,000	265,362
		2,621,051
Taiwan 12.0%
Accton Technology Corp. (Communications Equipment)	40,000	350,253
Alchip Technologies Ltd. (Semiconductors & Semiconductor Equipment)	17,000	629,664
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	6,500	647,464
Chailease Holding Co. Ltd. (Diversified Financial Services)	185,200	1,771,515
Globalwafers Co. Ltd. (Semiconductors & Semiconductor Equipment)	17,000	464,606
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	37,000	1,214,772
Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	28,000	502,436
	Shares	Value

Taiwan (continued)
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	210,000	$ 4,455,472
United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	300,000	625,708
Wiwynn Corp. (Technology Hardware, Storage & Peripherals)	11,000	351,655
		11,013,545
Thailand 1.7%
Carabao Group PCL, NVDR (Beverages) (f)	50,000	186,845
Energy Absolute PCL, NVDR (Independent Power and Renewable Electricity Producers)	290,000	572,440
Kasikornbank PCL, NVDR (Banks)	100,000	424,923
Srisawad Corp. PCL, NVDR (Consumer Finance) (f)	200,000	385,746
		1,569,954
United States 0.3%
Globant SA (IT Services) (a)	1,000	319,190
Uruguay 0.4%
Dlocal Ltd. (IT Services) (a)(f)	8,000	388,080
Total Common Stocks (Cost $71,984,933)		88,410,227
Preferred Stocks 0.9%
Brazil 0.3%
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels) 2.69%	50,000	241,415
Chile 0.6%
Sociedad Quimica y Minera de Chile SA, Sponsored ADR (Chemicals)	11,000	603,790
Total Preferred Stocks (Cost $782,615)		845,205
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Shares	Value
Short-Term Investment 0.2%
Unaffiliated Investment Company 0.2%
United States 0.2%
Wells Fargo Government Money Market Fund, 0.025% (g)(h)	163,725	$ 163,725
Total Short-Term Investment (Cost $163,725)		163,725
Total Investments (Cost $72,931,273)	97.1%	89,419,157
Other Assets, Less Liabilities	2.9	2,669,019
Net Assets	100.0%	$ 92,088,176

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2021, the total market value was $291,344, which represented 0.3% of the Fund’s net assets.
(d)	Illiquid security—As of October 31, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $291,344, which represented 0.3% of the Fund’s net assets. (Unaudited)
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	All or a portion of this security was held on loan. As of October 31, 2021, the aggregate market value of securities on loan was $783,525; the total market value of collateral held by the Fund was $845,326. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $681,601. The Fund received cash collateral with a value of $163,725. (See Note 2(J))
(g)	Current yield as of October 31, 2021.
(h)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
NVDR—Non-Voting Depositary Receipt
PCL—Provision for Credit Losses

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 88,118,883	$ —	$ 291,344	$ 88,410,227
Preferred Stocks	845,205	—	—	845,205
Short-Term Investment
Unaffiliated Investment Company	163,725	—	—	163,725
Total Investments in Securities	$ 89,127,813	$ —	$ 291,344	$ 89,419,157

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Candriam Emerging Markets Equity Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Auto Components	$ 393,896	0.4%
Automobiles	2,461,317	2.7
Banks	14,698,125	16.0
Beverages	186,845	0.2
Biotechnology	281,562	0.3
Capital Markets	488,505	0.5
Chemicals	1,454,598	1.5
Communications Equipment	350,253	0.4
Construction & Engineering	657,909	0.7
Construction Materials	183,875	0.2
Consumer Finance	1,374,004	1.5
Containers & Packaging	857,080	0.9
Diversified Financial Services	2,719,003	2.9
Electrical Equipment	2,041,172	2.3
Electronic Equipment, Instruments & Components	2,131,600	2.4
Energy Equipment & Services	475,669	0.5
Food & Staples Retailing	1,535,972	1.7
Food Products	1,115,613	1.2
Gas Utilities	1,051,601	1.1
Health Care Equipment & Supplies	516,292	0.6
Health Care Providers & Services	324,481	0.3
Hotels, Restaurants & Leisure	896,091	0.9
Household Durables	179,532	0.2
Independent Power and Renewable Electricity Producers	572,440	0.6
Insurance	1,920,449	2.1
Interactive Media & Services	6,241,565	6.7
Internet & Direct Marketing Retail	8,573,169	9.4
IT Services	2,322,019	2.5
Life Sciences Tools & Services	2,215,353	2.4
Machinery	847,467	0.9
Metals & Mining	4,097,775	4.5
Oil, Gas & Consumable Fuels	5,093,760	5.5
Paper & Forest Products	276,538	0.3
Professional Services	317,160	0.4
Real Estate Management & Development	810,488	0.9
Semiconductors & Semiconductor Equipment	11,464,226	12.5
Software	718,980	0.8
Specialty Retail	722,672	0.7
Technology Hardware, Storage & Peripherals	4,368,655	4.8
Textiles, Apparel & Luxury Goods	878,285	1.0
Transportation Infrastructure	277,330	0.3
Wireless Telecommunication Services	1,162,106	1.2
	89,255,432	96.9
	Value	Percent
Short-Term Investment	$ 163,725	0.2%
Other Assets, Less Liabilities	2,669,019	2.9
Net Assets	$92,088,176	100.0%

†	Percentages indicated are based on Fund net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in securities, at value (identified cost $72,931,273) including securities on loan of $783,525	$89,419,157
Cash	2,698,238
Cash denominated in foreign currencies (identified cost $374,218)	373,260
Receivables:
Investment securities sold	498,860
Dividends and interest	40,305
Securities lending	751
Other assets	56,091
Total assets	93,086,662
Liabilities
Cash collateral received for securities on loan	163,725
Payables:
Foreign capital gains tax (See Note 2)	491,430
Investment securities purchased	271,590
Manager (See Note 3)	35,827
Custodian	8,656
Offering costs	7,895
Shareholder communication	7,657
Professional fees	3,661
Transfer agent (See Note 3)	2,600
NYLIFE Distributors (See Note 3)	911
Trustees	109
Accrued expenses	4,425
Total liabilities	998,486
Net assets	$92,088,176
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 7,199
Additional paid-in-capital	76,738,693
76,745,892
Total distributable earnings (loss)	15,342,284
Net assets	$92,088,176
Class A
Net assets applicable to outstanding shares	$ 2,921,398
Shares of beneficial interest outstanding	229,508
Net asset value per share outstanding	$ 12.73
Maximum sales charge (5.50% of offering price)	0.74
Maximum offering price per share outstanding	$ 13.47
Investor Class
Net assets applicable to outstanding shares	$ 507,297
Shares of beneficial interest outstanding	39,939
Net asset value per share outstanding	$ 12.70
Maximum sales charge (5.00% of offering price)	0.67
Maximum offering price per share outstanding	$ 13.37
Class C
Net assets applicable to outstanding shares	$ 211,585
Shares of beneficial interest outstanding	16,958
Net asset value and offering price per share outstanding	$ 12.48
Class I
Net assets applicable to outstanding shares	$ 4,531,576
Shares of beneficial interest outstanding	352,520
Net asset value and offering price per share outstanding	$ 12.85
Class R6
Net assets applicable to outstanding shares	$83,916,320
Shares of beneficial interest outstanding	6,560,411
Net asset value and offering price per share outstanding	$ 12.79

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Candriam Emerging Markets Equity Fund

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Dividends (net of foreign tax withholding of $189,588)	$ 1,455,638
Securities lending	8,666
Other	102
Total income	1,464,406
Expenses
Manager (See Note 3)	888,850
Custodian	101,159
Professional fees	82,325
Registration	72,545
Transfer agent (See Note 3)	12,061
Distribution/Service—Class A (See Note 3)	6,678
Distribution/Service—Investor Class (See Note 3)	1,220
Distribution/Service—Class C (See Note 3)	2,321
Shareholder communication	8,166
Trustees	1,982
Insurance	813
Miscellaneous	12,049
Total expenses before waiver/reimbursement	1,190,169
Expense waiver/reimbursement from Manager (See Note 3)	(225,939)
Net expenses	964,230
Net investment income (loss)	500,176
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	15,448,809
Foreign currency transactions	(112,943)
Foreign currency forward transactions	(1,203)
Net realized gain (loss)	15,334,663
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(b)	1,334,913
Translation of other assets and liabilities in foreign currencies	(37,414)
Net change in unrealized appreciation (depreciation)	1,297,499
Net realized and unrealized gain (loss)	16,632,162
Net increase (decrease) in net assets resulting from operations	$17,132,338

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $(113,373).
(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(475,804).
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 500,176	$ 355,502
Net realized gain (loss)	15,334,663	(1,698,214)
Net change in unrealized appreciation (depreciation)	1,297,499	12,097,837
Net increase (decrease) in net assets resulting from operations	17,132,338	10,755,125
Distributions to shareholders:
Class A	(3,773)	(1,543)
Investor Class	(842)	(2,383)
Class C	—	(915)
Class I	(210)	(627)
Class R6	(446,085)	(1,023,064)
Total distributions to shareholders	(450,910)	(1,028,532)
Capital share transactions:
Net proceeds from sales of shares	18,126,480	46,869,950
Net asset value of shares issued to shareholder in reinvestment of distributions	450,676	1,028,532
Cost of shares redeemed	(28,117,993)	(22,082,103)
Increase (decrease) in net assets derived from capital share transactions	(9,540,837)	25,816,379
Net increase (decrease) in net assets	7,140,591	35,542,972
Net Assets
Beginning of year	84,947,585	49,404,613
End of year	$ 92,088,176	$ 84,947,585
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Candriam Emerging Markets Equity Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,			November 15, 2017 through October 31, 2018^
Class A	2021	2020	2019
Net asset value at beginning of period	$ 10.66	$ 8.97	$ 7.98	$ 10.00
Net investment income (loss) (a)	0.04	0.02	0.10	0.05
Net realized and unrealized gain (loss)	2.06	1.85	0.93	(2.07)
Total from investment operations	2.10	1.87	1.03	(2.02)
Less distributions:
From net investment income	(0.03)	(0.18)	(0.04)	—
Net asset value at end of period	$ 12.73	$ 10.66	$ 8.97	$ 7.98
Total investment return (b)	19.68%	21.14%	12.96%	(20.20)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.30%	0.22%	1.18%	0.51%††
Net expenses (c)	1.47%	1.50%	1.50%	1.50%††
Expenses (before waiver/reimbursement) (c)	1.75%	2.00%	1.77%	1.89%††
Portfolio turnover rate	74%	122%	107%	80%
Net assets at end of period (in 000’s)	$ 2,921	$ 1,111	$ 77	$ 35

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,			November 15, 2017 through October 31, 2018^
Investor Class	2021	2020	2019
Net asset value at beginning of period	$ 10.65	$ 8.95	$ 7.97	$ 10.00
Net investment income (loss) (a)	0.02	0.02	0.07	0.05
Net realized and unrealized gain (loss)	2.05	1.84	0.94	(2.08)
Total from investment operations	2.07	1.86	1.01	(2.03)
Less distributions:
From net investment income	(0.02)	(0.16)	(0.03)	—
Net asset value at end of period	$ 12.70	$ 10.65	$ 8.95	$ 7.97
Total investment return (b)	19.49%	21.11%(c)	12.71%(c)	(20.30)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.15%	0.17%	0.76%	0.53%††
Net expenses (d)	1.52%	1.52%	1.66%	1.68%††
Expenses (before waiver/reimbursement) (d)	1.81%	2.03%	1.92%	2.03%††
Portfolio turnover rate	74%	122%	107%	80%
Net assets at end of period (in 000's)	$ 507	$ 360	$ 121	$ 108

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,			November 15, 2017 through October 31, 2018^
Class C	2021	2020	2019
Net asset value at beginning of period	$ 10.52	$ 8.85	$ 7.91	$ 10.00
Net investment income (loss) (a)	(0.08)	(0.05)	(0.01)	0.00‡
Net realized and unrealized gain (loss)	2.04	1.83	0.95	(2.09)
Total from investment operations	1.96	1.78	0.94	(2.09)
Less distributions:
From net investment income	—	(0.11)	—	—
Net asset value at end of period	$ 12.48	$ 10.52	$ 8.85	$ 7.91
Total investment return (b)	18.63%(c)	20.23%	11.88%	(20.90)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.63)%	(0.52)%	(0.13)%	0.04%††
Net expenses (d)	2.27%	2.27%	2.40%	2.44%††
Expenses (before waiver/reimbursement) (d)	2.57%	2.78%	2.67%	2.73%††
Portfolio turnover rate	74%	122%	107%	80%
Net assets at end of period (in 000’s)	$ 212	$ 217	$ 56	$ 93

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,			November 15, 2017 through October 31, 2018^
Class I	2021	2020	2019
Net asset value at beginning of period	$ 10.77	$ 8.99	$ 8.00	$ 10.00
Net investment income (loss) (a)	0.05	0.05	(0.02)	0.03
Net realized and unrealized gain (loss)	2.11	1.87	1.07	(2.03)
Total from investment operations	2.16	1.92	1.05	(2.00)
Less distributions:
From net investment income	(0.08)	(0.14)	(0.06)	(0.00)‡
Net asset value at end of period	$ 12.85	$ 10.77	$ 8.99	$ 8.00
Total investment return (b)	20.05%	21.60%	13.28%	(19.99)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38%	0.55%	(0.26)%	0.34%††
Net expenses (c)	1.07%	1.15%	1.15%	1.19%††
Expenses (before waiver/reimbursement) (c)	1.52%	1.79%	1.52%	1.79%††
Portfolio turnover rate	74%	122%	107%	80%
Net assets at end of period (in 000’s)	$ 4,532	$ 30	$ 40	$ 7,934

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Candriam Emerging Markets Equity Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,			November 15, 2017 through October 31, 2018^
Class R6	2021	2020	2019
Net asset value at beginning of period	$ 10.71	$ 9.00	$ 8.01	$ 10.00
Net investment income (loss) (a)	0.08	0.05	0.10	0.14
Net realized and unrealized gain (loss)	2.06	1.86	0.95	(2.13)
Total from investment operations	2.14	1.91	1.05	(1.99)
Less distributions:
From net investment income	(0.06)	(0.20)	(0.06)	(0.00)‡
Net asset value at end of period	$ 12.79	$ 10.71	$ 9.00	$ 8.01
Total investment return (b)	20.05%	21.61%	13.29%	(19.89)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.58%	0.51%	1.11%	1.54%††
Net expenses (c)	1.07%	1.15%	1.15%	1.15%††
Expenses (before waiver/reimbursement) (c)	1.32%	1.53%	1.42%	1.43%††
Portfolio turnover rate	74%	122%	107%	80%
Net assets at end of period (in 000’s)	$ 83,916	$ 83,230	$ 49,111	$ 62,635

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Candriam Emerging Markets Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	November 15, 2017
Investor Class	November 15, 2017
Class C	November 15, 2017
Class I	November 15, 2017
Class R6	November 15, 2017
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

22	MainStay Candriam Emerging Markets Equity Fund

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of October 31, 2021, are shown in the Portfolio of Investments.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
23

Notes to Financial Statements (continued)
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of October 31, 2021, and can change at any time. Illiquid investments as of October 31, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

24	MainStay Candriam Emerging Markets Equity Fund

(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2021, the Fund did not hold any foreign currency forward contracts.
(I) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
25

Notes to Financial Statements (continued)
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(K) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. For example, the Fund's portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Total
Forward Contracts	$(1,203)	$(1,203)
Total Net Realized Gain (Loss)	$(1,203)	$(1,203)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam Belgium S.A. (“Candriam Belgium” or the

26	MainStay Candriam Emerging Markets Equity Fund

“Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam Belgium, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the year ended October 31, 2021, the effective management fee rate was 1.00% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
Effective February 28, 2021, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 1.50%; and Class I, 1.10%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class and Class C. In addition, New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares do not exceed those of Class I. These agreements will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Prior to February 28, 2021, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) did not exceed the following percentages of average daily net assets: Class A, 1.50% and Class I, 1.15%. New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to the Investor Class and Class C shares. In addition, New York Life Investments waived fees and/or reimbursed expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares did not exceed those of Class I.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $888,850 and waived fees and/or reimbursed expenses in the amount of $225,939 and paid the Subadvisor fees in the amount of $346,593.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $1,048 and $187, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2021, of $147 and $7, respectively.
27

Notes to Financial Statements (continued)
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$5,184	$—
Investor Class	1,231	—
Class C	590	—
Class I	1,674	—
Class R6	3,382	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 1,530	$ 2,973	$ (4,503)	$ —	$ —	$ —	$ —(a)	$ —	—

(a)	Less than $500.

(G) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$36,214	0.8%
Class R6	36,217	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$73,319,561	$19,298,380	$(3,198,784)	$16,099,596
28	MainStay Candriam Emerging Markets Equity Fund

As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$504,409	$(727,627)	$15,565,502	$15,342,284
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $727,627 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$728	$—
The Fund utilized $14,571,349 of capital loss carryforwards during the year ended October 31, 2021.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$450,910	$1,028,532
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $9,233 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $63,691 and $74,345, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
29

Notes to Financial Statements (continued)
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	183,552	$ 2,422,744
Shares issued to shareholders in reinvestment of distributions	294	3,539
Shares redeemed	(73,552)	(961,047)
Net increase (decrease) in shares outstanding before conversion	110,294	1,465,236
Shares converted into Class A (See Note 1)	14,968	188,531
Net increase (decrease)	125,262	$ 1,653,767
Year ended October 31, 2020:
Shares sold	85,514	$ 819,852
Shares issued to shareholders in reinvestment of distributions	168	1,543
Shares redeemed	(16,986)	(159,051)
Net increase (decrease) in shares outstanding before conversion	68,696	662,344
Shares converted into Class A (See Note 1)	26,972	229,361
Net increase (decrease)	95,668	$ 891,705

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	28,442	$ 373,741
Shares issued to shareholders in reinvestment of distributions	70	842
Shares redeemed	(8,659)	(111,752)
Net increase (decrease) in shares outstanding before conversion	19,853	262,831
Shares converted into Investor Class (See Note 1)	1,158	15,431
Shares converted from Investor Class (See Note 1)	(14,872)	(187,174)
Net increase (decrease)	6,139	$ 91,088
Year ended October 31, 2020:
Shares sold	69,626	$ 655,868
Shares issued to shareholders in reinvestment of distributions	251	2,383
Shares redeemed	(22,576)	(216,494)
Net increase (decrease) in shares outstanding before conversion	47,301	441,757
Shares converted from Investor Class (See Note 1)	(26,981)	(229,361)
Net increase (decrease)	20,320	$ 212,396

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	3,454	$ 44,739
Shares redeemed	(5,870)	(74,767)
Net increase (decrease) in shares outstanding before conversion	(2,416)	(30,028)
Shares converted from Class C (See Note 1)	(1,278)	(16,788)
Net increase (decrease)	(3,694)	$ (46,816)
Year ended October 31, 2020:
Shares sold	17,452	$ 162,687
Shares issued to shareholders in reinvestment of distributions	100	915
Shares redeemed	(3,170)	(33,663)
Net increase (decrease)	14,382	$ 129,939

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	628,742	$ 8,155,416
Shares issued to shareholders in reinvestment of distributions	17	210
Shares redeemed	(279,040)	(3,577,313)
Net increase (decrease)	349,719	$ 4,578,313
Year ended October 31, 2020:
Shares issued to shareholders in reinvestment of distributions	68	$ 627
Shares redeemed	(1,760)	(18,830)
Net increase (decrease)	(1,692)	$ (18,203)

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	541,627	$ 7,129,840
Shares issued to shareholders in reinvestment of distributions	37,020	446,085
Shares redeemed	(1,790,189)	(23,393,114)
Net increase (decrease)	(1,211,542)	$(15,817,189)
Year ended October 31, 2020:
Shares sold	4,713,936	$ 45,231,543
Shares issued to shareholders in reinvestment of distributions	110,841	1,023,064
Shares redeemed	(2,510,116)	(21,654,065)
Net increase (decrease)	2,314,661	$ 24,600,542
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a

30	MainStay Candriam Emerging Markets Equity Fund

substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Candriam Emerging Markets Equity Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended and the period from November 15, 2017 (commencement of operations) through October 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from November 15, 2017 through October 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
32	MainStay Candriam Emerging Markets Equity Fund

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2021, the Fund designated approximately $1,130,597 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2021 should be multiplied by 2.68% to arrive at the amount eligible for the corporate dividend-received deduction.
In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2021:
•    the total amount of taxes credited to foreign countries was $855,294.
•    the total amount of income sourced from foreign countries was $1,611,199.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
33

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
34	MainStay Candriam Emerging Markets Equity Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
36	MainStay Candriam Emerging Markets Equity Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
37

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1795953MS180-21	MSCEME11-12/21
(NYLIM) NL440

MainStay Asset Allocation Funds

Message from the President and Annual Report
October 31, 2021
MainStay Conservative Allocation Fund
MainStay Moderate Allocation Fund
MainStay Growth Allocation Fund
MainStay Equity Allocation Fund

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	12.04%	5.96%	5.98%	0.97%
		Excluding sales charges		15.51	7.16	6.58	0.97
Investor Class Shares[2,3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	12.45	5.79	5.81	1.21
		Excluding sales charges		15.33	7.00	6.42	1.21
Class B Shares[4]	Maximum 5% CDSC	With sales charges	4/4/2005	9.49	5.86	5.62	1.96
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		14.49	6.18	5.62	1.96
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	13.41	6.18	5.62	1.96
	if Redeemed Within One Year of Purchase	Excluding sales charges		14.41	6.18	5.62	1.96
Class I Shares	No Sales Charge		4/4/2005	15.79	7.44	6.86	0.72
Class R2 Shares	No Sales Charge		6/14/2019	15.40	N/A	9.91	1.07
Class R3 Shares	No Sales Charge		2/29/2016	15.12	6.79	7.34	1.32
SIMPLE Class Shares	No Sales Charge		8/31/2020	14.98	N/A	10.01	1.46

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	42.91%	18.93%	16.22%
MSCI EAFE® Index (Net)[2]	34.18	9.79	7.37
Bloomberg U.S. Aggregate Bond Index[3]	-0.48	3.10	3.00
Conservative Allocation Composite Index[4]	14.65	8.62	7.57
Morningstar Allocation-30% to 50% Equity Category Average[5]	16.78	7.06	5.82

1.	The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation – 30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,033.50	$1.90	$1,023.34	$1.89	0.37%
Investor Class Shares	$1,000.00	$1,033.20	$2.82	$1,022.43	$2.80	0.55%
Class B Shares	$1,000.00	$1,029.40	$6.65	$1,018.65	$6.61	1.30%
Class C Shares	$1,000.00	$1,028.60	$6.65	$1,018.65	$6.61	1.30%
Class I Shares	$1,000.00	$1,035.00	$0.62	$1,024.60	$0.61	0.12%
Class R2 Shares	$1,000.00	$1,033.60	$2.41	$1,022.84	$2.40	0.47%
Class R3 Shares	$1,000.00	$1,032.20	$3.69	$1,021.58	$3.67	0.72%
SIMPLE Class Shares	$1,000.00	$1,031.30	$4.10	$1,021.17	$4.08	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Asset Diversification as of October 31, 2021 (Unaudited)
Equity Funds	36.5%
Fixed Income Funds	54.5
Short-Term Investment	8.8
Other Assets, Less Liabilities	0.2
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager .
How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay Conservative Allocation Fund returned 15.79%, underperforming the 42.91% return of the Fund’s primary benchmark, the S&P 500® Index, and the 34.18% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −0.48% return of the Bloomberg U.S. Aggregate Bond Index and the 14.65% return of the Conservative Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended October 31, 2021, Class I shares of the Fund underperformed the 16.78% return of the Morningstar Allocation—30% to 50% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund.
During the reporting period, the Fund’s performance moderately trailed the performance of the internally maintained blend of indices, primarily due to the materially negative impact of asset class policy along the following dimensions:
•    The Fund’s stock/bond blend detracted slightly in aggregate, a result of holding underweight exposure to equities in late 2020 when the market rallied sharply, presumably in response to news of successful vaccine trials and the granting of emergency use authorization.
•    A more significant drag on performance arose from the Fund’s tilt toward large-cap stocks over smaller-cap stocks during that same time period. The prospect of a reopening economy proved to be a particular boon to smaller businesses that had suffered most acutely through the lockdown.
•    The Fund’s tilt away from bank loans also proved detrimental. Tight spreads did not appear to justify the risk that some less qualified borrowers might experience distress amid ongoing pandemic conditions. As it happened, they fared well as a group, benefiting from fiscal stimulus, loose monetary conditions and a healthy consumer.
•    An expected “catch up” in overseas markets relative to the U.S. market failed to materialize during the reporting period, disadvantaging the Fund’s tilt toward developed international markets.
•    Finally, the Fund’s bias in favor of value stocks and some specific industries and firms expected to benefit from the reopening and reacceleration of the economy failed to perform as expected, adding another small impediment to expected performance.
To a large degree, the negative effects of the Fund’s asset class policies were offset by solid returns among some of its Underlying Fund holdings. MainStay MacKay Total Return Bond Fund, the largest position in the Fund, proved especially noteworthy in that regard.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
The Fund entered the reporting period maintaining a somewhat defensive posture that favored fixed-income instruments over stocks, large companies over small, and high-quality debt over debt issued by less creditworthy borrowers. This positioning arose out of our suspicion, based on the facts then available, that market pricing had gotten ahead of the operating conditions that prevailed at the time and, in our opinion, were likely to persist into the foreseeable future. Equity indices were trading at or near all-time highs, and yields of lesser-quality credits stood near all-time lows despite the fact that aggregate output and corporate profits were well below prior peaks, many millions of workers were unemployed, prospects for additional policy support were unclear and the pandemic was anything but contained. Risks appeared skewed to the downside.
Much changed with the announcements of highly successful clinical trials for both the Moderna and Pfizer vaccines, soon followed by the granting of emergency use authorizations and rapid distribution of the vaccines to the most vulnerable elements of the population. These developments brought the end of pandemic restrictions into view, ushering in a wave of activity and lifting market prices higher.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

With the end of restrictions on the horizon, we adjusted the Fund to favor pro-cyclical sectors and businesses in industries likely to benefit most from the reopening of the U.S. economy. We also increased the Fund’s exposure to non-U.S. equities we believed were positioned to experience a recovery similar to that seen in the U.S. but on a lagged basis due to a slower vaccine rollout. Similarly, we slid a little way down the capitalization spectrum, committing a larger allocation of the Fund’s assets to small- and mid-cap companies we judged likely to fare well in this environment. We also reduced interest-rate sensitivity in the bond portion of the Fund, anticipating that mounting inflationary pressures would result in higher bond yields.
These adjustments provided a modest tailwind to the Fund’s performance through the late winter and early spring, but progress was reversed with the arrival of the COVID-19 Delta variant and a premature decline in vaccination rates. Positioning remained largely static during the second half of the reporting period as the economic reopening was partially postponed by the resurgence in case rates. With infection rates showing signs of abating as the reporting period drew to a close, we again began to anticipate the resumption of normal business activity.
How did the Fund’s allocations change over the course of the reporting period?
We implemented the restructuring noted above largely through the use of derivatives, specifically total return swaps. The Fund increased exposure to mid- and small-cap stocks, non-U.S. markets, and a basket of companies specifically leveraged to the reopening of the economy in this way, while dialing down exposure for large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions.
The Fund also made a few adjustments at the Underlying Fund level, the most pronounced being a reduction in holdings of MainStay MacKay Total Return Bond Fund, with proceeds redirected to a mix of cash, MainStay Floating Rate Fund, MainStay Short Term Bond Fund and MainStay MacKay High Yield Corporate Bond Fund. We took these steps in an effort to lessen interest-rate sensitivity and boost credit exposure at a time when we believed high-grade bond yields were poised to rise in response to mounting inflationary concerns.
Other notable changes arose from fund restructurings, as Wellington Management Company LLP ("Wellington") was named the new subadvisor of several MainStay Funds that concurrently underwent name changes. A few Underlying Funds were also subject to mergers. By way of example, MainStay MacKay Common Stock Fund was renamed MainStay WMC Enduring Capital Fund when Wellington took the helm in early March 2021, and MainStay Epoch U.S. All Cap Fund was merged into MainStay WMC Enduring Capital Fund a short while later.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Underlying Equity Funds that generated the highest total returns during the reporting period included IQ Chaikin U.S. Small Cap ETF, MainStay WMC Enduring Capital Fund (formerly known as MainStay MacKay Common Stock Fund prior to March 2021) and IQ 500 International ETF. The Underlying Equity Funds with the lowest returns were MainStay Candriam Emerging Markets Equity Fund, MainStay Epoch International Choice Fund and MainStay WMC International Research Equity Fund (formerly known as MainStay MacKay International Opportunities Fund prior to March 2021).
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
The positions that made the largest positive contributions to performance during the reporting period were MainStay MacKay S&P 500 Index Fund, MainStay Winslow Large Cap Growth Fund and IQ Candriam ESG U.S. Equity ETF. (Contributions take weightings and total returns into account.) While no Underlying Equity Funds produced negative absolute performance, those making the smallest contributions to returns included MainStay Epoch Capital Growth Fund, MainStay Epoch International Choice Fund and MainStay WMC International Research Equity Fund.
During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
The Underlying Fixed-Income Funds held for the entire reporting period that posted the largest total returns were MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Short Duration High Yield Fund and MainStay Floating Rate Fund. The lowest returns came from holdings of cash and MainStay MacKay Total Return Bond Fund.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
The Underlying Fixed-Income Funds making the strongest positive contributions to the Fund’s performance included MainStay MacKay Total Return Bond Fund, which was by far the Fund’s largest holding, and MainStay MacKay Short Duration High Yield Fund. While no Underlying Fixed-Income Funds produced negative total returns, among those making the smallest contributions were MainStay Short Term Bond Fund and MainStay MacKay High Yield Corporate Bond Fund.
10	MainStay Conservative Allocation Fund

How was the Fund positioned at the end of the reporting period?
With the Delta variant-driven wave of the pandemic receding, monetary support still in place, a further boost to fiscal spending likely via the infrastructure bill and the “Build Back Better” reconciliation package, and healthy household balance sheets and income statements driving consumption, prospects for accelerating economic growth appeared to be favorable. While cost pressures may test profit margins, we nevertheless anticipated corporate earnings were likely to continue moving materially higher. Given these underlying conditions, we believed a long-awaited rotation from growth to value may soon materialize. We expected this shift to be driven by the aforementioned reacceleration in business activity; a handoff in consumer spending from goods to services; and a persistent inflation impulse that jeopardizes long-duration assets. In our view, this long-duration bucket included growth stocks with prices predicated to a large degree on more distant earnings.
As of October 31, 2021, the Fund was positioned to reflect our views, gently leaning into risk overall through overweight exposure to both global equities and lower-quality credits, and explicitly favoring value over growth. A number of other positions hinged on these same themes. The Fund emphasized small-cap stocks and international developed markets due to their sector composition, which included greater exposure to more cyclical industries than U.S. large caps. In addition, international developed markets were positioned to benefit from a potentially weaker U.S. dollar. On the fixed-income side, the Fund held shorter-maturity, more credit-sensitive bonds to protect against an inflation-driven shift upward in the U.S. Treasury curve.2 As a slight hedge against the possibility of a mistake on the part of monetary authorities that would allow inflation to spike meaningfully higher, the Fund also held cash and a small exposure to the stock of gold mining companies.
In short, the posture of the Fund reflected our expectation that risk assets were positioned to benefit from prevailing and emerging conditions, as well as significant shifts within and between markets. If, as we believe likely, the dominance of U.S. large-cap growth gives way to more economically sensitive and attractively valued segments, the Fund should prove to be strongly positioned in our view .
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments October 31, 2021†
	Shares	Value
Affiliated Investment Companies 91.0%
Equity Funds 36.5%
IQ 50 Percent Hedged FTSE International ETF	406,893	$ 10,170,128
IQ 500 International ETF	269,762	8,948,059
IQ Candriam ESG International Equity ETF	287,245	8,694,533
IQ Candriam ESG U.S. Equity ETF	469,949	18,855,388
IQ Chaikin U.S. Large Cap ETF	363,747	12,725,616
IQ Chaikin U.S. Small Cap ETF	247,991	8,996,146
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	589,377	7,538,482
MainStay Epoch Capital Growth Fund Class I	110,001	1,886,485
MainStay Epoch International Choice Fund Class I	123,905	5,144,286
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	733,227	14,602,431
MainStay MacKay International Equity Fund Class R6	206,572	4,948,489
MainStay MacKay S&P 500 Index Fund Class I	140,150	8,545,642
MainStay Winslow Large Cap Growth Fund Class R6	1,149,760	19,358,616
MainStay WMC Enduring Capital Fund Class R6	340,818	12,609,597
MainStay WMC Growth Fund Class R6 (a)	302,655	17,634,421
MainStay WMC International Research Equity Fund Class I	614,706	5,053,802
MainStay WMC Small Companies Fund Class I (a)	250,244	8,471,190
MainStay WMC Value Fund Class R6	230,304	13,223,594
Total Equity Funds (Cost $127,474,118)		187,406,905
	Shares	Value

Fixed Income Funds 54.5%
MainStay Floating Rate Fund Class R6 (a)	4,177,685	$ 38,148,531
MainStay MacKay High Yield Corporate Bond Fund Class R6	3,616,788	20,305,009
MainStay MacKay Short Duration High Yield Fund Class I	2,586,181	25,435,603
MainStay MacKay Total Return Bond Fund Class R6 (a)	17,290,343	193,306,040
MainStay Short Term Bond Fund Class I (a)	258,993	2,535,513
Total Fixed Income Funds (Cost $271,978,451)		279,730,696
Total Affiliated Investment Companies (Cost $399,452,569)		467,137,601
Short-Term Investment 8.8%
Affiliated Investment Company 8.8%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	45,132,488	45,132,488
Total Short-Term Investment (Cost $45,132,488)	8.8%	45,132,488
Total Investments (Cost $444,585,057)	99.8%	512,270,089
Other Assets, Less Liabilities	0.2	997,621
Net Assets	100.0%	$ 513,267,710

†	Percentages indicated are based on Fund net assets.
(a)	As of October 31, 2021, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.
(b)	Current yield as of October 31, 2021.

Swap Contracts
Open OTC total return equity swap contracts as of October 31, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi 2nd Wave Virus Basket	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	3,459	$ —
Citibank NA	Citi Stay at Home Basket	1 month LIBOR BBA minus 0.30%	12/2/21	Monthly	(4,206)	—
Citibank NA	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	7,735	—
Citibank NA	iShares MSCI EAFE Small-Cap ETF	1 month LIBOR BBA plus 0.55%	12/2/21	Monthly	5,141	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA minus 0.40%	12/2/21	Monthly	(7,570)	—
Citibank NA	Russell 1000 Growth Total Return Index	1 month LIBOR BBA plus 0.03%	12/2/21	Monthly	(14,405)	—
Citibank NA	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.53%	12/2/21	Monthly	6,764	—
Citibank NA	Russell 2000 Total Return Index	1 month LIBOR BBA plus 0.33%	12/2/21	Monthly	18,861	—
Citibank NA	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	8,630	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Conservative Allocation Fund

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	VanEck Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/2/21	Monthly	7,362	$ —
Citibank NA	Vanguard FTSE Europe ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	10,350	—
						$ —

1.	As of October 31, 2021, cash in the amount $1,393,942 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of October 31, 2021.

Abbreviation(s):
BBA—British Bankers’ Association
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FTSE—Financial Times Stock Exchange
LIBOR—London Interbank Offered Rate
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 187,406,905	$ —	$ —	$ 187,406,905
Fixed Income Funds	279,730,696	—	—	279,730,696
Total Affiliated Investment Companies	467,137,601	—	—	467,137,601
Short-Term Investment
Affiliated Investment Company	45,132,488	—	—	45,132,488
Total Investments in Securities	$ 512,270,089	$ —	$ —	$ 512,270,089

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in affiliated investment companies, at value (identified cost $444,585,057)	$512,270,089
Cash	45
Cash collateral on deposit at broker for swap contracts	1,393,942
Receivables:
Dividends and interest	693,280
Fund shares sold	401,113
Manager (See Note 3)	15,381
Other assets	35,069
Total assets	514,808,919
Liabilities
Due to broker	330,933
Payables:
Investment securities purchased	692,877
NYLIFE Distributors (See Note 3)	132,526
Fund shares redeemed	128,947
Transfer agent (See Note 3)	118,541
Shareholder communication	62,914
Professional fees	36,785
Dividends and interest on OTC swaps contracts	30,636
Custodian	3,813
Trustees	693
Accrued expenses	2,544
Total liabilities	1,541,209
Net assets	$513,267,710
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 37,979
Additional paid-in-capital	421,885,207
421,923,186
Total distributable earnings (loss)	91,344,524
Net assets	$513,267,710
Class A
Net assets applicable to outstanding shares	$419,554,324
Shares of beneficial interest outstanding	31,004,070
Net asset value per share outstanding	$ 13.53
Maximum sales charge (3.00% of offering price)	0.42
Maximum offering price per share outstanding	$ 13.95
Investor Class
Net assets applicable to outstanding shares	$ 41,154,132
Shares of beneficial interest outstanding	3,042,492
Net asset value per share outstanding	$ 13.53
Maximum sales charge (2.50% of offering price)	0.35
Maximum offering price per share outstanding	$ 13.88
Class B
Net assets applicable to outstanding shares	$ 11,549,923
Shares of beneficial interest outstanding	868,644
Net asset value and offering price per share outstanding	$ 13.30
Class C
Net assets applicable to outstanding shares	$ 29,824,848
Shares of beneficial interest outstanding	2,243,664
Net asset value and offering price per share outstanding	$ 13.29
Class I
Net assets applicable to outstanding shares	$ 8,908,844
Shares of beneficial interest outstanding	651,229
Net asset value and offering price per share outstanding	$ 13.68
Class R2
Net assets applicable to outstanding shares	$ 140,814
Shares of beneficial interest outstanding	10,409
Net asset value and offering price per share outstanding	$ 13.53
Class R3
Net assets applicable to outstanding shares	$ 1,830,574
Shares of beneficial interest outstanding	135,895
Net asset value and offering price per share outstanding	$ 13.47
SIMPLE Class
Net assets applicable to outstanding shares	$ 304,251
Shares of beneficial interest outstanding	22,531
Net asset value and offering price per share outstanding	$ 13.50

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Conservative Allocation Fund

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$10,125,301
Expenses
Distribution/Service—Class A (See Note 3)	994,705
Distribution/Service—Investor Class (See Note 3)	107,009
Distribution/Service—Class B (See Note 3)	129,081
Distribution/Service—Class C (See Note 3)	336,843
Distribution/Service—Class R2 (See Note 3)	315
Distribution/Service—Class R3 (See Note 3)	8,065
Distribution/Service—SIMPLE Class (See Note 3)	785
Transfer agent (See Note 3)	486,164
Registration	124,425
Shareholder communication	75,690
Professional fees	70,156
Custodian	43,256
Trustees	11,250
Insurance	4,550
Shareholder service (See Note 3)	1,739
Miscellaneous	14,137
Total expenses before waiver/reimbursement	2,408,170
Expense waiver/reimbursement from Manager (See Note 3)	(79,621)
Net expenses	2,328,549
Net investment income (loss)	7,796,752
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	15,888,296
Realized capital gain distributions from affiliated investment companies	10,426,113
Swap transactions	3,362
Net realized gain (loss)	26,317,771
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	35,512,215
Net realized and unrealized gain (loss)	61,829,986
Net increase (decrease) in net assets resulting from operations	$69,626,738
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 7,796,752	$ 8,942,738
Net realized gain (loss)	26,317,771	16,918,778
Net change in unrealized appreciation (depreciation)	35,512,215	(4,337,001)
Net increase (decrease) in net assets resulting from operations	69,626,738	21,524,515
Distributions to shareholders:
Class A	(16,481,132)	(8,953,768)
Investor Class	(1,733,066)	(1,083,776)
Class B	(498,090)	(309,853)
Class C	(1,405,781)	(821,143)
Class I	(385,287)	(251,310)
Class R2	(4,957)	(2,596)
Class R3	(54,586)	(21,331)
SIMPLE Class	(3,866)	—
Total distributions to shareholders	(20,566,765)	(11,443,777)
Capital share transactions:
Net proceeds from sales of shares	59,958,845	69,586,971
Net asset value of shares issued to shareholder in reinvestment of distributions	20,354,709	11,288,137
Cost of shares redeemed	(72,335,582)	(85,507,617)
Increase (decrease) in net assets derived from capital share transactions	7,977,972	(4,632,509)
Net increase (decrease) in net assets	57,037,945	5,448,229
Net Assets
Beginning of year	456,229,765	450,781,536
End of year	$513,267,710	$456,229,765
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.23	$ 11.96	$ 11.69	$ 12.51	$ 11.60
Net investment income (loss) (a)	0.22	0.25	0.24	0.22	0.22
Net realized and unrealized gain (loss)	1.64	0.33	0.69	(0.55)	0.95
Total from investment operations	1.86	0.58	0.93	(0.33)	1.17
Less distributions:
From net investment income	(0.19)	(0.26)	(0.28)	(0.25)	(0.23)
From net realized gain on investments	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)
Total distributions	(0.56)	(0.31)	(0.66)	(0.49)	(0.26)
Net asset value at end of year	$ 13.53	$ 12.23	$ 11.96	$ 11.69	$ 12.51
Total investment return (b)	15.51%	5.00%	8.54%	(2.73)%	10.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%	2.10%	2.11%	1.77%	1.83%
Net expenses (c)	0.37%	0.37%	0.38%	0.36%	0.36%
Portfolio turnover rate	25%	70%	46%	59%	36%
Net assets at end of year (in 000’s)	$ 419,554	$ 355,167	$ 334,242	$ 299,016	$ 314,722

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.23	$ 11.97	$ 11.69	$ 12.51	$ 11.59
Net investment income (loss) (a)	0.20	0.23	0.22	0.20	0.20
Net realized and unrealized gain (loss)	1.64	0.33	0.70	(0.54)	0.96
Total from investment operations	1.84	0.56	0.92	(0.34)	1.16
Less distributions:
From net investment income	(0.17)	(0.25)	(0.26)	(0.24)	(0.21)
From net realized gain on investments	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)
Total distributions	(0.54)	(0.30)	(0.64)	(0.48)	(0.24)
Net asset value at end of year	$ 13.53	$ 12.23	$ 11.97	$ 11.69	$ 12.51
Total investment return (b)	15.33%	4.80%	8.43%	(2.88)%	10.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49%	1.93%	1.92%	1.60%	1.63%
Net expenses (c)	0.55%	0.55%	0.55%	0.51%	0.51%
Expenses (before waiver/reimbursement) (c)	0.64%	0.61%	0.59%	0.54%	0.51%
Portfolio turnover rate	25%	70%	46%	59%	36%
Net assets at end of year (in 000's)	$ 41,154	$ 41,762	$ 44,934	$ 37,828	$ 37,533

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.07	$ 11.84	$ 11.64	$ 12.46	$ 11.55
Net investment income (loss) (a)	0.09	0.15	0.14	0.11	0.11
Net realized and unrealized gain (loss)	1.63	0.31	0.69	(0.55)	0.95
Total from investment operations	1.72	0.46	0.83	(0.44)	1.06
Less distributions:
From net investment income	(0.12)	(0.18)	(0.25)	(0.14)	(0.12)
From net realized gain on investments	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)
Total distributions	(0.49)	(0.23)	(0.63)	(0.38)	(0.15)
Net asset value at end of year	$ 13.30	$ 12.07	$ 11.84	$ 11.64	$ 12.46
Total investment return (b)	14.49%	3.99%	7.61%	(3.63)%	9.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.72%	1.23%	1.22%	0.89%	0.95%
Net expenses (c)	1.30%	1.30%	1.30%	1.26%	1.27%
Expenses (before waiver/reimbursement) (c)	1.39%	1.36%	1.34%	1.29%	1.27%
Portfolio turnover rate	25%	70%	46%	59%	36%
Net assets at end of year (in 000’s)	$ 11,550	$ 13,236	$ 17,273	$ 21,988	$ 29,807

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.07	$ 11.84	$ 11.64	$ 12.45	$ 11.54
Net investment income (loss) (a)	0.09	0.14	0.14	0.11	0.11
Net realized and unrealized gain (loss)	1.62	0.32	0.69	(0.54)	0.95
Total from investment operations	1.71	0.46	0.83	(0.43)	1.06
Less distributions:
From net investment income	(0.12)	(0.18)	(0.25)	(0.14)	(0.12)
From net realized gain on investments	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)
Total distributions	(0.49)	(0.23)	(0.63)	(0.38)	(0.15)
Net asset value at end of year	$ 13.29	$ 12.07	$ 11.84	$ 11.64	$ 12.45
Total investment return (b)	14.41%	3.99%	7.61%	(3.56)%	9.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.73%	1.21%	1.24%	0.89%	0.93%
Net expenses (c)	1.30%	1.30%	1.30%	1.26%	1.27%
Expenses (before waiver/reimbursement) (c)	1.39%	1.36%	1.34%	1.29%	1.27%
Portfolio turnover rate	25%	70%	46%	59%	36%
Net assets at end of year (in 000’s)	$ 29,825	$ 36,802	$ 44,222	$ 57,482	$ 74,457

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.36	$ 12.08	$ 11.80	$ 12.61	$ 11.69
Net investment income (loss) (a)	0.25	0.29	0.28	0.26	0.25
Net realized and unrealized gain (loss)	1.66	0.33	0.69	(0.54)	0.96
Total from investment operations	1.91	0.62	0.97	(0.28)	1.21
Less distributions:
From net investment income	(0.22)	(0.29)	(0.31)	(0.29)	(0.26)
From net realized gain on investments	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)
Total distributions	(0.59)	(0.34)	(0.69)	(0.53)	(0.29)
Net asset value at end of year	$ 13.68	$ 12.36	$ 12.08	$ 11.80	$ 12.61
Total investment return (b)	15.79%	5.30%	8.91%	(2.38)%(c)	10.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91%	2.40%	2.38%	2.12%	2.05%
Net expenses (d)	0.12%	0.12%	0.13%	0.11%	0.12%
Portfolio turnover rate	25%	70%	46%	59%	36%
Net assets at end of year (in 000’s)	$ 8,909	$ 7,878	$ 9,272	$ 8,036	$ 12,532

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,		June 14, 2019^ through October 31, 2019
Class R2	2021	2020
Net asset value at beginning of period	$ 12.23	$ 11.96	$ 11.61
Net investment income (loss) (a)	0.21	0.24	0.08
Net realized and unrealized gain (loss)	1.64	0.34	0.32
Total from investment operations	1.85	0.58	0.40
Less distributions:
From net investment income	(0.18)	(0.26)	(0.05)
From net realized gain on investments	(0.37)	(0.05)	—
Total distributions	(0.55)	(0.31)	(0.05)
Net asset value at end of period	$ 13.53	$ 12.23	$ 11.96
Total investment return (b)	15.40%	4.93%	3.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.56%	2.00%	1.83%††
Net expenses (c)	0.47%	0.47%	0.49%††
Portfolio turnover rate	25%	70%	46%
Net assets at end of period (in 000’s)	$ 141	$ 109	$ 100

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R3	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.19	$ 11.94	$ 11.67	$ 12.50	$ 11.58
Net investment income (loss) (a)	0.17	0.20	0.19	0.15	0.18
Net realized and unrealized gain (loss)	1.64	0.34	0.70	(0.52)	0.96
Total from investment operations	1.81	0.54	0.89	(0.37)	1.14
Less distributions:
From net investment income	(0.16)	(0.24)	(0.24)	(0.22)	(0.19)
From net realized gain on investments	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)
Total distributions	(0.53)	(0.29)	(0.62)	(0.46)	(0.22)
Net asset value at end of year	$ 13.47	$ 12.19	$ 11.94	$ 11.67	$ 12.50
Total investment return (b)	15.12%	4.59%	8.20%	(3.06)%	9.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%	1.66%	1.68%	1.25%	1.46%
Net expenses (c)	0.72%	0.73%	0.73%	0.71%	0.71%
Portfolio turnover rate	25%	70%	46%	59%	36%
Net assets at end of year (in 000’s)	$ 1,831	$ 1,249	$ 739	$ 442	$ 62

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class	2021	2020
Net asset value at beginning of period	$ 12.23	$ 12.58*
Net investment income (loss) (a)	0.17	0.03
Net realized and unrealized gain (loss)	1.63	(0.38)
Total from investment operations	1.80	(0.35)
Less distributions:
From net investment income	(0.16)	—
From net realized gain on investments	(0.37)	—
Total distributions	(0.53)	—
Net asset value at end of period	$ 13.50	$ 12.23
Total investment return (b)	14.98%	(2.78)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%	1.25%††
Net expenses (c)	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.89%	0.88%††
Portfolio turnover rate	25%	70%
Net assets at end of period (in 000’s)	$ 304	$ 27

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Conservative Allocation Fund

MainStay Moderate Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	19.58%	8.32%	7.91%	1.00%
		Excluding sales charges		23.28	9.56	8.52	1.00
Investor Class Shares[2,3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	19.89	8.13	7.71	1.30
		Excluding sales charges		22.97	9.36	8.32	1.30
Class B Shares[4]	Maximum 5% CDSC	With sales charges	4/4/2005	17.04	8.25	7.52	2.05
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		22.04	8.54	7.52	2.05
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	21.05	8.54	7.52	2.05
	if Redeemed Within One Year of Purchase	Excluding sales charges		22.05	8.54	7.52	2.05
Class I Shares	No Sales Charge		4/4/2005	23.52	9.81	8.79	0.75
Class R2 Shares	No Sales Charge		6/14/2019	23.10	N/A	13.09	1.10
Class R3 Shares	No Sales Charge		2/29/2016	22.79	9.19	9.66	1.35
SIMPLE Class Shares	No Sales Charge		8/31/2020	22.61	N/A	15.20	1.55

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
21

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	42.91%	18.93%	16.22%
MSCI EAFE® Index (Net)[2]	34.18	9.79	7.37
Bloomberg U.S. Aggregate Bond Index[3]	-0.48	3.10	3.00
Moderate Allocation Composite Index[4]	22.88	11.34	9.77
Morningstar Allocation-50% to 70% Equity Category Average[5]	25.82	10.28	8.65

1.	The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
22	MainStay Moderate Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,045.50	$1.75	$1,023.49	$1.73	0.34%
Investor Class Shares	$1,000.00	$1,044.00	$2.83	$1,022.43	$2.80	0.55%
Class B Shares	$1,000.00	$1,040.50	$6.69	$1,018.65	$6.61	1.30%
Class C Shares	$1,000.00	$1,040.50	$6.69	$1,018.65	$6.61	1.30%
Class I Shares	$1,000.00	$1,046.40	$0.46	$1,024.75	$0.46	0.09%
Class R2 Shares	$1,000.00	$1,044.80	$2.27	$1,022.99	$2.24	0.44%
Class R3 Shares	$1,000.00	$1,043.50	$3.55	$1,021.73	$3.52	0.69%
SIMPLE Class Shares	$1,000.00	$1,042.70	$4.12	$1,021.17	$4.08	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
23

Asset Diversification as of October 31, 2021 (Unaudited)
Equity Funds	56.6%
Fixed Income Funds	34.5
Short-Term Investment	8.7
Other Assets, Less Liabilities	0.2
See Portfolio of Investments beginning on page 28 for specific holdings within these categories. The Fund’s holdings are subject to change.

24	MainStay Moderate Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager .
How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay Moderate Allocation Fund returned 23.52%, underperforming the 42.91% return of the Fund’s primary benchmark, the S&P 500® Index, and the 34.18% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −0.48% return of the Bloomberg U.S. Aggregate Bond Index and the 22.88% return of the Moderate Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended October 31, 2021, Class I shares of the Fund underperformed the 25.82% return of the Morningstar Allocation—50% to 70% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund.
During the reporting period, the Fund’s performance moderately trailed the performance of the internally maintained blend of indices, primarily due to the materially negative impact of asset class policy along the following dimensions:
•    The Fund’s stock/bond blend detracted slightly in aggregate, a result of holding underweight exposure to equities in late 2020 when the market rallied sharply, presumably in response to news of successful vaccine trials and the granting of emergency use authorization.
•    A more significant drag on performance arose from the Fund’s tilt toward large-cap stocks over smaller-cap stocks during that same time period. The prospect of a reopening economy proved to be a particular boon to smaller businesses that had suffered most acutely through the lockdown.
•    The Fund’s tilt away from bank loans also proved detrimental. Tight spreads did not appear to justify the risk that some less qualified borrowers might experience distress amid ongoing pandemic conditions. As it happened, they fared well as a group, benefiting from fiscal stimulus, loose monetary conditions and a healthy consumer.
•    An expected “catch up” in overseas markets relative to the U.S. market failed to materialize during the reporting period, disadvantaging the Fund’s tilt toward developed international markets.
•    Finally, the Fund’s bias in favor of value stocks and some specific industries and firms expected to benefit from the reopening and reacceleration of the economy failed to perform as expected, adding another small impediment to expected performance.
To a large degree, the negative effects of the Fund’s asset class policies were offset by solid returns among some of its Underlying Fund holdings. MainStay MacKay Total Return Bond Fund, the largest position in the Fund, proved especially noteworthy in that regard.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
The Fund entered the reporting period maintaining a somewhat defensive posture that favored fixed-income instruments over stocks, large companies over small, and high-quality debt over debt issued by less creditworthy borrowers. This positioning arose out of our suspicion, based on the facts then available, that market pricing had gotten ahead of the operating conditions that prevailed at the time and, in our opinion, were likely to persist into the foreseeable future. Equity indices were trading at or near all-time highs, and yields of lesser-quality credits stood near all-time lows despite the fact that aggregate output and corporate profits were well below prior peaks, many millions of workers were unemployed, prospects for additional policy support were unclear and the pandemic was anything but contained. Risks appeared skewed to the downside.
Much changed with the announcements of highly successful clinical trials for both the Moderna and Pfizer vaccines, soon followed by the granting of emergency use authorizations and rapid distribution of the vaccines to the most vulnerable elements of the population. These developments brought the end of pandemic restrictions into view, ushering in a wave of activity and lifting market prices higher.

1.	See page 21 for other share class returns, which may be higher or lower than Class I share returns. See page 22 for more information on benchmark and peer group returns.
25

With the end of restrictions on the horizon, we adjusted the Fund to favor pro-cyclical sectors and businesses in industries likely to benefit most from the reopening of the U.S. economy. We also increased the Fund’s exposure to non-U.S. equities we believed were positioned to experience a recovery similar to that seen in the U.S. but on a lagged basis due to a slower vaccine rollout. Similarly, we slid a little way down the capitalization spectrum, committing a larger allocation of the Fund’s assets to small- and mid-cap companies we judged likely to fare well in this environment. We also reduced interest-rate sensitivity in the bond portion of the Fund, anticipating that mounting inflationary pressures would result in higher bond yields.
These adjustments provided a modest tailwind to the Fund’s performance through the late winter and early spring, but progress was reversed with the arrival of the COVID-19 Delta variant and a premature decline in vaccination rates. Positioning remained largely static during the second half of the reporting period as the economic reopening was partially postponed by the resurgence in case rates. With infection rates showing signs of abating as the reporting period drew to a close, we again began to anticipate the resumption of normal business activity.
How did the Fund’s allocations change over the course of the reporting period?
We implemented the restructuring noted above largely through the use of derivatives, specifically total return swaps. The Fund increased exposure to mid- and small-cap stocks, non-U.S. markets, and a basket of companies specifically leveraged to the reopening of the economy in this way, while dialing down exposure for large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions.
The Fund also made a few adjustments at the Underlying Fund level, the most pronounced being a reduction in holdings of MainStay MacKay Total Return Bond Fund, with proceeds redirected to a mix of cash, MainStay Floating Rate Fund, MainStay Short Term Bond Fund and MainStay MacKay High Yield Corporate Bond Fund. We took these steps in an effort to lessen interest-rate sensitivity and boost credit exposure at a time when we believed high-grade bond yields were poised to rise in response to mounting inflationary concerns.
Other notable changes arose from fund restructurings, as Wellington Management Company LLP ("Wellington") was named the new subadvisor of several MainStay Funds that concurrently underwent name changes. A few Underlying Funds were also subject to mergers. By way of example, MainStay MacKay Common Stock Fund was renamed MainStay WMC Enduring Capital Fund when Wellington took the helm in early March 2021, and MainStay Epoch U.S. All Cap Fund was merged into MainStay WMC Enduring Capital Fund a short while later.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Underlying Equity Funds that generated the highest total returns during the reporting period included IQ Chaikin U.S. Small Cap ETF, MainStay WMC Enduring Capital Fund (formerly known as MainStay MacKay Common Stock Fund prior to March 2021) and IQ 500 International ETF. The Underlying Equity Funds with the lowest returns were MainStay Candriam Emerging Markets Equity Fund, MainStay Epoch International Choice Fund and MainStay WMC International Research Equity Fund (formerly known as MainStay MacKay International Opportunities Fund prior to March 2021).
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
The positions that made the largest positive contributions to performance during the reporting period were MainStay MacKay S&P 500 Index Fund, MainStay Winslow Large Cap Growth Fund and IQ Candriam ESG U.S. Equity ETF. (Contributions take weightings and total returns into account.) While no Underlying Equity Funds produced negative absolute performance, those making the smallest contributions to returns included MainStay Epoch Capital Growth Fund, MainStay Epoch International Choice Fund and MainStay MacKay International Equity Fund.
During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
The Underlying Fixed-Income Funds held for the entire reporting period that posted the largest total returns were MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Short Duration High Yield Fund and MainStay Floating Rate Fund. The lowest returns came from holdings of cash and MainStay MacKay Total Return Bond Fund.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
The Underlying Fixed-Income Funds making the strongest positive contributions to the Fund’s performance included MainStay MacKay Total Return Bond Fund, which was by far the Fund’s largest holding, and MainStay MacKay Short Duration High Yield Fund. While no Underlying Fixed-Income Funds produced negative total returns, among those making the smallest contributions were MainStay Short Term Bond Fund and MainStay MacKay High Yield Corporate Bond Fund.
26	MainStay Moderate Allocation Fund

How was the Fund positioned at the end of the reporting period?
With the Delta variant-driven wave of the pandemic receding, monetary support still in place, a further boost to fiscal spending likely via the infrastructure bill and the “Build Back Better” reconciliation package, and healthy household balance sheets and income statements driving consumption, prospects for accelerating economic growth appeared to be favorable. While cost pressures may test profit margins, we nevertheless anticipated corporate earnings were likely to continue moving materially higher. Given these underlying conditions, we believed a long-awaited rotation from growth to value may soon materialize. We expected this shift to be driven by the aforementioned reacceleration in business activity; a handoff in consumer spending from goods to services; and a persistent inflation impulse that jeopardizes long-duration assets. In our view, this long-duration bucket included growth stocks with prices predicated to a large degree on more distant earnings.
As of October 31, 2021, the Fund was positioned to reflect our views, gently leaning into risk overall through overweight exposure to both global equities and lower-quality credits, and explicitly favoring value over growth. A number of other positions hinged on these same themes. The Fund emphasized small-cap stocks and international developed markets due to their sector composition, which included greater exposure to more cyclical industries than U.S. large caps. In addition, international developed markets were positioned to benefit from a potentially weaker U.S. dollar. On the fixed-income side, the Fund held shorter-maturity, more credit-sensitive bonds to protect against an inflation-driven shift upward in the U.S. Treasury curve.2 As a slight hedge against the possibility of a mistake on the part of monetary authorities that would allow inflation to spike meaningfully higher, the Fund also held cash and a small exposure to the stock of gold mining companies.
In short, the posture of the Fund reflected our expectation that risk assets were positioned to benefit from prevailing and emerging conditions, as well as significant shifts within and between markets. If, as we believe likely, the dominance of U.S. large-cap growth gives way to more economically sensitive and attractively valued segments, the Fund should prove to be strongly positioned in our view.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
27

Portfolio of Investments October 31, 2021†
	Shares	Value
Affiliated Investment Companies 91.1%
Equity Funds 56.6%
IQ 50 Percent Hedged FTSE International ETF (a)	704,172	$ 17,600,498
IQ 500 International ETF (a)	698,453	23,167,826
IQ Candriam ESG International Equity ETF (a)	746,387	22,592,164
IQ Candriam ESG U.S. Equity ETF (a)	1,406,171	56,418,674
IQ Chaikin U.S. Large Cap ETF (a)	1,030,638	36,056,664
IQ Chaikin U.S. Small Cap ETF (a)	708,606	25,705,462
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	1,694,313	21,671,274
MainStay Epoch Capital Growth Fund Class I (a)	191,482	3,283,867
MainStay Epoch International Choice Fund Class I (a)	384,677	15,971,012
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	1,880,093	37,442,618
MainStay MacKay International Equity Fund Class R6 (a)	644,451	15,438,008
MainStay MacKay S&P 500 Index Fund Class I	354,330	21,605,310
MainStay Winslow Large Cap Growth Fund Class R6	3,142,178	52,905,169
MainStay WMC Enduring Capital Fund Class R6 (a)	985,521	36,462,297
MainStay WMC Growth Fund Class R6 (a)	744,083	43,354,606
MainStay WMC International Research Equity Fund Class I (a)	1,923,433	15,813,503
MainStay WMC Small Companies Fund Class I (a)	727,683	24,633,308
MainStay WMC Value Fund Class R6 (a)	625,936	35,940,043
Total Equity Funds (Cost $342,598,551)		506,062,303
	Shares	Value

Fixed Income Funds 34.5%
MainStay Floating Rate Fund Class R6 (a)	4,831,967	$ 44,123,110
MainStay MacKay High Yield Corporate Bond Fund Class R6	6,274,756	35,227,108
MainStay MacKay Short Duration High Yield Fund Class I	2,243,413	22,064,416
MainStay MacKay Total Return Bond Fund Class R6 (a)	18,136,838	202,769,853
MainStay Short Term Bond Fund Class I (a)	449,322	4,398,822
Total Fixed Income Funds (Cost $301,123,032)		308,583,309
Total Affiliated Investment Companies (Cost $643,721,583)		814,645,612
Short-Term Investment 8.7%
Affiliated Investment Company 8.7%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	77,521,100	77,521,100
Total Short-Term Investment (Cost $77,521,100)	8.7%	77,521,100
Total Investments (Cost $721,242,683)	99.8%	892,166,712
Other Assets, Less Liabilities	0.2	1,513,920
Net Assets	100.0%	$ 893,680,632

†	Percentages indicated are based on Fund net assets.
(a)	As of October 31, 2021, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.
(b)	Current yield as of October 31, 2021.

Swap Contracts
Open OTC total return equity swap contracts as of October 31, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi 2nd Wave Virus Basket	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	5,835	$ —
Citibank NA	Citi Stay at Home Basket	1 month LIBOR BBA minus 0.30%	12/2/21	Monthly	(7,094)	—
Citibank NA	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	13,422	—
Citibank NA	iShares MSCI EAFE Small-Cap ETF	1 month LIBOR BBA plus 0.55%	12/2/21	Monthly	8,920	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA minus 0.40%	12/2/21	Monthly	(17,510)	—
Citibank NA	Russell 1000 Growth Total Return Index	1 month LIBOR BBA plus 0.03%	12/2/21	Monthly	(21,511)	—
Citibank NA	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.54%	12/2/21	Monthly	15,114	—
Citibank NA	Russell 2000 Total Return Index	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	28,363	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay Moderate Allocation Fund

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	16,960	$ —
Citibank NA	VanEck Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/2/21	Monthly	12,772	—
Citibank NA	Vanguard FTSE Europe ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	17,958	—
						$ —

1.	As of October 31, 2021, cash in the amount $2,538,723 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of October 31, 2021.

Abbreviation(s):
BBA—British Bankers’ Association
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FTSE—Financial Times Stock Exchange
LIBOR—London Interbank Offered Rate
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 506,062,303	$ —	$ —	$ 506,062,303
Fixed Income Funds	308,583,309	—	—	308,583,309
Total Affiliated Investment Companies	814,645,612	—	—	814,645,612
Short-Term Investment
Affiliated Investment Company	77,521,100	—	—	77,521,100
Total Investments in Securities	$ 892,166,712	$ —	$ —	$ 892,166,712

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in affiliated investment companies, at value (identified cost $721,242,683)	$892,166,712
Cash	78
Cash collateral on deposit at broker for swap contracts	2,538,723
Receivables:
Dividends and interest	787,797
Fund shares sold	339,426
Manager (See Note 3)	30,446
Other assets	33,254
Total assets	895,896,436
Liabilities
Due to broker	491,568
Payables:
Investment securities purchased	787,117
Fund shares redeemed	308,921
Transfer agent (See Note 3)	247,575
NYLIFE Distributors (See Note 3)	221,387
Shareholder communication	78,475
Dividends and interest on OTC swaps contracts	56,460
Professional fees	19,035
Custodian	3,957
Trustees	1,019
Accrued expenses	290
Total liabilities	2,215,804
Net assets	$893,680,632
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 57,189
Additional paid-in-capital	669,167,041
669,224,230
Total distributable earnings (loss)	224,456,402
Net assets	$893,680,632
Class A
Net assets applicable to outstanding shares	$721,362,747
Shares of beneficial interest outstanding	46,130,118
Net asset value per share outstanding	$ 15.64
Maximum sales charge (3.00% of offering price)	0.48
Maximum offering price per share outstanding	$ 16.12
Investor Class
Net assets applicable to outstanding shares	$101,233,235
Shares of beneficial interest outstanding	6,467,211
Net asset value per share outstanding	$ 15.65
Maximum sales charge (2.50% of offering price)	0.40
Maximum offering price per share outstanding	$ 16.05
Class B
Net assets applicable to outstanding shares	$ 27,037,426
Shares of beneficial interest outstanding	1,753,132
Net asset value and offering price per share outstanding	$ 15.42
Class C
Net assets applicable to outstanding shares	$ 30,309,382
Shares of beneficial interest outstanding	1,966,039
Net asset value and offering price per share outstanding	$ 15.42
Class I
Net assets applicable to outstanding shares	$ 11,150,395
Shares of beneficial interest outstanding	707,026
Net asset value and offering price per share outstanding	$ 15.77
Class R2
Net assets applicable to outstanding shares	$ 176,893
Shares of beneficial interest outstanding	11,322
Net asset value and offering price per share outstanding	$ 15.62
Class R3
Net assets applicable to outstanding shares	$ 1,557,339
Shares of beneficial interest outstanding	99,980
Net asset value and offering price per share outstanding	$ 15.58
SIMPLE Class
Net assets applicable to outstanding shares	$ 853,215
Shares of beneficial interest outstanding	54,607
Net asset value and offering price per share outstanding	$ 15.62

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Moderate Allocation Fund

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 14,201,949
Expenses
Distribution/Service—Class A (See Note 3)	1,672,035
Distribution/Service—Investor Class (See Note 3)	263,684
Distribution/Service—Class B (See Note 3)	306,399
Distribution/Service—Class C (See Note 3)	340,393
Distribution/Service—Class R2 (See Note 3)	412
Distribution/Service—Class R3 (See Note 3)	6,286
Distribution/Service—SIMPLE Class (See Note 3)	2,158
Transfer agent (See Note 3)	989,772
Registration	124,700
Shareholder communication	102,710
Professional fees	67,979
Custodian	43,235
Trustees	19,015
Insurance	7,362
Shareholder service (See Note 3)	1,422
Miscellaneous	20,285
Total expenses before waiver/reimbursement	3,967,847
Expense waiver/reimbursement from Manager (See Note 3)	(211,963)
Net expenses	3,755,884
Net investment income (loss)	10,446,065
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	34,665,516
Realized capital gain distributions from affiliated investment companies	25,219,343
Swap transactions	1,120,537
Net realized gain (loss)	61,005,396
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	98,856,644
Net realized and unrealized gain (loss)	159,862,040
Net increase (decrease) in net assets resulting from operations	$170,308,105
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 10,446,065	$ 13,176,615
Net realized gain (loss)	61,005,396	35,371,731
Net change in unrealized appreciation (depreciation)	98,856,644	(13,740,645)
Net increase (decrease) in net assets resulting from operations	170,308,105	34,807,701
Distributions to shareholders:
Class A	(34,271,649)	(21,900,859)
Investor Class	(5,400,815)	(3,720,348)
Class B	(1,464,688)	(1,134,789)
Class C	(1,732,553)	(1,247,417)
Class I	(525,585)	(491,902)
Class R2	(8,311)	(5,717)
Class R3	(53,511)	(35,111)
SIMPLE Class	(5,676)	—
Total distributions to shareholders	(43,462,788)	(28,536,143)
Capital share transactions:
Net proceeds from sales of shares	85,932,952	84,720,414
Net asset value of shares issued to shareholder in reinvestment of distributions	43,197,194	28,344,237
Cost of shares redeemed	(109,098,684)	(128,342,097)
Increase (decrease) in net assets derived from capital share transactions	20,031,462	(15,277,446)
Net increase (decrease) in net assets	146,876,779	(9,005,888)
Net Assets
Beginning of year	746,803,853	755,809,741
End of year	$ 893,680,632	$ 746,803,853
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Moderate Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 13.41	$ 13.28	$ 13.14	$ 14.23	$ 12.83
Net investment income (loss) (a)	0.20	0.24	0.23	0.20	0.20
Net realized and unrealized gain (loss)	2.83	0.41	0.81	(0.53)	1.67
Total from investment operations	3.03	0.65	1.04	(0.33)	1.87
Less distributions:
From net investment income	(0.23)	(0.26)	(0.27)	(0.31)	(0.25)
From net realized gain on investments	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)
Total distributions	(0.80)	(0.52)	(0.90)	(0.76)	(0.47)
Net asset value at end of year	$ 15.64	$ 13.41	$ 13.28	$ 13.14	$ 14.23
Total investment return (b)	23.28%	4.96%	8.88%	(2.58)%	14.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%	1.87%	1.82%	1.47%	1.52%
Net expenses (c)	0.35%	0.36%	0.36%	0.34%	0.35%
Portfolio turnover rate	29%	59%	45%	52%	33%
Net assets at end of year (in 000’s)	$ 721,363	$ 568,079	$ 553,530	$ 480,956	$ 500,627

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 13.42	$ 13.28	$ 13.14	$ 14.22	$ 12.81
Net investment income (loss) (a)	0.17	0.22	0.21	0.18	0.18
Net realized and unrealized gain (loss)	2.82	0.41	0.81	(0.54)	1.67
Total from investment operations	2.99	0.63	1.02	(0.36)	1.85
Less distributions:
From net investment income	(0.19)	(0.23)	(0.25)	(0.27)	(0.22)
From net realized gain on investments	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)
Total distributions	(0.76)	(0.49)	(0.88)	(0.72)	(0.44)
Net asset value at end of year	$ 15.65	$ 13.42	$ 13.28	$ 13.14	$ 14.22
Total investment return (b)	22.97%	4.83%	8.64%	(2.78)%	14.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.12%	1.68%	1.60%	1.30%	1.32%
Net expenses (c)	0.55%	0.55%	0.55%	0.51%	0.53%
Expenses (before waiver/reimbursement) (c)	0.67%	0.66%	0.64%	0.58%	0.53%
Portfolio turnover rate	29%	59%	45%	52%	33%
Net assets at end of year (in 000's)	$ 101,233	$ 101,831	$ 104,946	$ 84,202	$ 84,951

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 13.23	$ 13.09	$ 12.94	$ 14.00	$ 12.62
Net investment income (loss) (a)	0.06	0.13	0.12	0.08	0.08
Net realized and unrealized gain (loss)	2.79	0.39	0.79	(0.53)	1.65
Total from investment operations	2.85	0.52	0.91	(0.45)	1.73
Less distributions:
From net investment income	(0.09)	(0.12)	(0.13)	(0.16)	(0.13)
From net realized gain on investments	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)
Total distributions	(0.66)	(0.38)	(0.76)	(0.61)	(0.35)
Net asset value at end of year	$ 15.42	$ 13.23	$ 13.09	$ 12.94	$ 14.00
Total investment return (b)	22.04%	4.03%	7.82%	(3.45)%	13.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43%	1.00%	0.96%	0.60%	0.63%
Net expenses (c)	1.30%	1.30%	1.30%	1.26%	1.29%
Expenses (before waiver/reimbursement) (c)	1.42%	1.40%	1.38%	1.33%	1.29%
Portfolio turnover rate	29%	59%	45%	52%	33%
Net assets at end of year (in 000’s)	$ 27,037	$ 31,682	$ 40,817	$ 50,416	$ 67,352

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 13.23	$ 13.08	$ 12.93	$ 14.00	$ 12.62
Net investment income (loss) (a)	0.06	0.13	0.13	0.08	0.08
Net realized and unrealized gain (loss)	2.79	0.40	0.78	(0.54)	1.65
Total from investment operations	2.85	0.53	0.91	(0.46)	1.73
Less distributions:
From net investment income	(0.09)	(0.12)	(0.13)	(0.16)	(0.13)
From net realized gain on investments	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)
Total distributions	(0.66)	(0.38)	(0.76)	(0.61)	(0.35)
Net asset value at end of year	$ 15.42	$ 13.23	$ 13.08	$ 12.93	$ 14.00
Total investment return (b)	22.05%	4.11%	7.83%	(3.52)%	13.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.40%	0.99%	1.00%	0.59%	0.61%
Net expenses (c)	1.30%	1.30%	1.30%	1.26%	1.29%
Expenses (before waiver/reimbursement) (c)	1.42%	1.40%	1.38%	1.33%	1.29%
Portfolio turnover rate	29%	59%	45%	52%	33%
Net assets at end of year (in 000’s)	$ 30,309	$ 35,483	$ 43,681	$ 57,496	$ 69,641

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Moderate Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 13.52	$ 13.37	$ 13.24	$ 14.34	$ 12.92
Net investment income (loss) (a)	0.23	0.30	0.28	0.24	0.24
Net realized and unrealized gain (loss)	2.85	0.40	0.79	(0.54)	1.68
Total from investment operations	3.08	0.70	1.07	(0.30)	1.92
Less distributions:
From net investment income	(0.26)	(0.29)	(0.31)	(0.35)	(0.28)
From net realized gain on investments	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)
Total distributions	(0.83)	(0.55)	(0.94)	(0.80)	(0.50)
Net asset value at end of year	$ 15.77	$ 13.52	$ 13.37	$ 13.24	$ 14.34
Total investment return (b)	23.52%	5.33%	9.04%	(2.39)%	15.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%	2.31%	2.15%	1.75%	1.76%
Net expenses (c)	0.10%	0.11%	0.11%	0.09%	0.10%
Portfolio turnover rate	29%	59%	45%	52%	33%
Net assets at end of year (in 000’s)	$ 11,150	$ 8,586	$ 11,687	$ 13,108	$ 14,973

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,		June 14, 2019^ through October 31, 2019
Class R2	2021	2020
Net asset value at beginning of period	$ 13.40	$ 13.27	$ 12.78
Net investment income (loss) (a)	0.18	0.24	0.06
Net realized and unrealized gain (loss)	2.82	0.40	0.43
Total from investment operations	3.00	0.64	0.49
Less distributions:
From net investment income	(0.21)	(0.25)	—
From net realized gain on investments	(0.57)	(0.26)	—
Total distributions	(0.78)	(0.51)	—
Net asset value at end of period	$ 15.62	$ 13.40	$ 13.27
Total investment return (b)	23.10%	4.89%	3.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22%	1.81%	1.13%††
Net expenses (c)	0.45%	0.46%	0.47%††
Portfolio turnover rate	29%	59%	45%
Net assets at end of period (in 000’s)	$ 177	$ 141	$ 147

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R3	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 13.37	$ 13.24	$ 13.09	$ 14.20	$ 12.80
Net investment income (loss) (a)	0.14	0.20	0.17	0.13	0.09
Net realized and unrealized gain (loss)	2.82	0.42	0.82	(0.50)	1.73
Total from investment operations	2.96	0.62	0.99	(0.37)	1.82
Less distributions:
From net investment income	(0.18)	(0.23)	(0.21)	(0.29)	(0.20)
From net realized gain on investments	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)
Total distributions	(0.75)	(0.49)	(0.84)	(0.74)	(0.42)
Net asset value at end of year	$ 15.58	$ 13.37	$ 13.24	$ 13.09	$ 14.20
Total investment return (b)	22.79%	4.70%	8.46%	(2.91)%	14.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96%	1.54%	1.32%	0.94%	0.64%
Net expenses (c)	0.70%	0.71%	0.71%	0.69%	0.69%
Portfolio turnover rate	29%	59%	45%	52%	33%
Net assets at end of year (in 000’s)	$ 1,557	$ 964	$ 1,004	$ 459	$ 212

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class	2021	2020
Net asset value at beginning of period	$ 13.42	$ 13.95*
Net investment income (loss) (a)	0.11	0.02
Net realized and unrealized gain (loss)	2.84	(0.55)
Total from investment operations	2.95	(0.53)
Less distributions:
From net investment income	(0.18)	—
From net realized gain on investments	(0.57)	—
Total distributions	(0.75)	—
Net asset value at end of period	$ 15.62	$ 13.42
Total investment return (b)	22.61%	(3.80)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75%	0.95%††
Net expenses (c)	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.92%	0.93%††
Portfolio turnover rate	29%	59%
Net assets at end of period (in 000’s)	$ 853	$ 38

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Moderate Allocation Fund

MainStay Growth Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
* Previously, the chart presented the Fund's annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	27.51%	10.08%	9.39%	1.07%
		Excluding sales charges		31.45	11.33	10.01	1.07
Investor Class Shares[2,3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	27.99	9.89	9.20	1.37
		Excluding sales charges		31.27	11.14	9.82	1.37
Class B Shares[4]	Maximum 5% CDSC	With sales charges	4/4/2005	25.24	10.04	8.99	2.12
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		30.24	10.31	8.99	2.12
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	29.23	10.31	8.99	2.12
	if Redeemed Within One Year of Purchase	Excluding sales charges		30.23	10.31	8.99	2.12
Class I Shares	No Sales Charge		4/4/2005	31.82	11.62	10.28	0.82
Class R1 Shares	No Sales Charge		6/14/2019	31.66	N/A	16.10	0.92
Class R2 Shares	No Sales Charge		6/14/2019	31.34	N/A	15.84	1.17
Class R3 Shares	No Sales Charge		2/29/2016	30.99	10.95	11.49	1.42
SIMPLE Class Shares	No Sales Charge		8/31/2020	30.89	N/A	20.89	1.62

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
37

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	42.91%	18.93%	16.22%
MSCI EAFE® Index (Net)[2]	34.18	9.79	7.37
Bloomberg U.S. Aggregate Bond Index[3]	-0.48	3.10	3.00
Growth Allocation Composite Index[4]	31.58	14.01	11.94
Morningstar Allocation-70% to 85% Equity Category Average[5]	31.44	11.28	9.49

1.	The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation – 70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
38	MainStay Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,056.10	$1.81	$1,023.44	$1.79	0.35%
Investor Class Shares	$1,000.00	$1,055.40	$2.85	$1,022.43	$2.80	0.55%
Class B Shares	$1,000.00	$1,051.40	$6.72	$1,018.65	$6.61	1.30%
Class C Shares	$1,000.00	$1,051.40	$6.72	$1,018.65	$6.61	1.30%
Class I Shares	$1,000.00	$1,057.70	$0.52	$1,024.70	$0.51	0.10%
Class R1 Shares	$1,000.00	$1,057.10	$1.04	$1,024.20	$1.02	0.20%
Class R2 Shares	$1,000.00	$1,056.10	$2.33	$1,022.94	$2.29	0.45%
Class R3 Shares	$1,000.00	$1,054.60	$3.63	$1,021.68	$3.57	0.70%
SIMPLE Class Shares	$1,000.00	$1,054.20	$4.14	$1,021.17	$4.08	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
39

Asset Diversification as of October 31, 2021 (Unaudited)
Equity Funds	76.6%
Fixed Income Funds	14.8
Short-Term Investment	8.4
Other Assets, Less Liabilities	0.2
See Portfolio of Investments beginning on page 44 for specific holdings within these categories. The Fund’s holdings are subject to change.

40	MainStay Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager .
How did MainStay Growth Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay Growth Allocation Fund returned 31.82%, underperforming the 42.91% return of the Fund’s primary benchmark, the S&P 500® Index, and the 34.18% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −0.48% return of the Bloomberg U.S. Aggregate Bond Index and the 31.58% return of the Growth Allocation Composite Index, both of which are additional benchmarks of the Fund. For the 12 months ended October 31, 2021, Class I shares of the Fund outperformed the 31.44% return of the Morningstar Allocation—70% to 85% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund.
During the reporting period, the Fund’s performance moderately trailed the performance of the internally maintained blend of indices, primarily due to the materially negative impact of asset class policy along the following dimensions:
•    The Fund’s stock/bond blend detracted slightly in aggregate, a result of holding underweight exposure to equities in late 2020 when the market rallied sharply, presumably in response to news of successful vaccine trials and the granting of emergency use authorization.
•    A more significant drag on performance arose from the Fund’s tilt toward large-cap stocks over smaller-cap stocks during that same time period. The prospect of a reopening economy proved to be a particular boon to smaller businesses that had suffered most acutely through the lockdown.
•    The Fund’s tilt away from bank loans also proved detrimental. Tight spreads did not appear to justify the risk that some less qualified borrowers might experience distress amid ongoing pandemic conditions. As it happened, they fared well as a group, benefiting from fiscal stimulus, loose monetary conditions and a healthy consumer.
•    An expected “catch up” in overseas markets relative to the U.S. market failed to materialize during the reporting period, disadvantaging the Fund’s tilt toward developed international markets.
•    Finally, the Fund’s bias in favor of value stocks and some specific industries and firms expected to benefit from the reopening and reacceleration of the economy failed to perform as expected, adding another small impediment to expected performance.
To a large degree, the negative effects of the Fund’s asset class policies were offset by solid returns among some of its Underlying Fund holdings. IQ Chaikin U.S. Small Cap ETF and IQ 500 International ETF are examples of holdings that performed materially better than the asset class to which they belong. Also noteworthy is the fact that the Fund’s internally applied benchmark handily outperformed the median of peers within the Fund’s category.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
The Fund entered the reporting period maintaining a somewhat defensive posture that favored fixed-income instruments over stocks, large companies over small, and high-quality debt over debt issued by less creditworthy borrowers. This positioning arose out of our suspicion, based on the facts then available, that market pricing had gotten ahead of the operating conditions that prevailed at the time and, in our opinion, were likely to persist into the foreseeable future. Equity indices were trading at or near all-time highs, and yields of lesser-quality credits stood near all-time lows despite the fact that aggregate output and corporate profits were well below prior peaks, many millions of workers were unemployed, prospects for additional policy support were unclear and the pandemic was anything but contained. Risks appeared skewed to the downside.
Much changed with the announcements of highly successful clinical trials for both the Moderna and Pfizer vaccines, soon followed by the granting of emergency use authorizations and rapid distribution of the vaccines to the most vulnerable elements

1.	See page 37 for other share class returns, which may be higher or lower than Class I share returns. See page 38 for more information on benchmark and peer group returns.
41

of the population. These developments brought the end of pandemic restrictions into view, ushering in a wave of activity and lifting market prices higher.
With the end of restrictions on the horizon, we adjusted the Fund to favor pro-cyclical sectors and businesses in industries likely to benefit most from the reopening of the U.S. economy. We also increased the Fund’s exposure to non-U.S. equities we believed were positioned to experience a recovery similar to that seen in the U.S. but on a lagged basis due to a slower vaccine rollout. Similarly, we slid a little way down the capitalization spectrum, committing a larger allocation of the Fund’s assets to small- and mid-cap companies we judged likely to fare well in this environment. We also reduced interest-rate sensitivity in the bond portion of the Fund, anticipating that mounting inflationary pressures would result in higher bond yields.
These adjustments provided a modest tailwind to the Fund’s performance through the late winter and early spring, but progress was reversed with the arrival of the COVID-19 Delta variant and a premature decline in vaccination rates. Positioning remained largely static during the second half of the reporting period as the economic reopening was partially postponed by the resurgence in case rates. With infection rates showing signs of abating as the reporting period drew to a close, we again began to anticipate the resumption of normal business activity.
How did the Fund’s allocations change over the course of the reporting period?
We implemented the restructuring noted above largely through the use of derivatives, specifically total return swaps. The Fund increased exposure to mid- and small-cap stocks, non-U.S. markets, and a basket of companies specifically leveraged to the reopening of the economy in this way, while dialing down exposure for large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions.
The Fund also made a few adjustments at the Underlying Fund level, the most pronounced being a reduction in holdings of MainStay MacKay Total Return Bond Fund, with proceeds redirected to a mix of cash, MainStay Floating Rate Fund, MainStay Short Term Bond Fund and MainStay MacKay High Yield Corporate Bond Fund. We took these steps in an effort to lessen interest-rate sensitivity and boost credit exposure at a time when we believed high-grade bond yields were poised to rise in response to mounting inflationary concerns.
Other notable changes arose from fund restructurings, as Wellington Management Company LLP ("Wellington") was named the new subadvisor of several MainStay Funds that concurrently underwent name changes. A few Underlying Funds were also subject to mergers. By way of example, MainStay MacKay Common Stock Fund was renamed MainStay WMC Enduring Capital Fund when Wellington took the helm in early March 2021, and MainStay Epoch U.S. All Cap Fund was merged into MainStay WMC Enduring Capital Fund a short while later.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Underlying Equity Funds that generated the highest total returns during the reporting period included IQ Chaikin U.S. Small Cap ETF, MainStay WMC Enduring Capital Fund (formerly known as MainStay MacKay Common Stock Fund prior to March 2021) and IQ 500 International ETF. The Underlying Equity Funds with the lowest returns were MainStay Candriam Emerging Markets Equity Fund, MainStay Epoch International Choice Fund and MainStay WMC International Research Equity Fund (formerly known as MainStay MacKay International Opportunities Fund prior to March 2021).
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
The positions that made the largest positive contributions to performance during the reporting period were MainStay MacKay S&P 500 Index Fund, MainStay Winslow Large Cap Growth Fund and MainStay WMC Small Companies Fund (formerly known as MainStay MacKay Small Cap Core Fund prior to March 2021). (Contributions take weightings and total returns into account.) While no Underlying Equity Funds produced negative absolute performance, those making the smallest contributions to returns included MainStay Epoch Capital Growth Fund, IQ 50 Percent Hedged FTSE International ETF, and MainStay Epoch International Choice Fund.
During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
The Underlying Fixed-Income Funds held for the entire reporting period that posted the largest total returns were MainStay MacKay High Yield Corporate Bond Fund, MainStay MacKay Short Duration High Yield Fund and MainStay Floating Rate Fund. The lowest returns came from holdings of cash and MainStay MacKay Total Return Bond Fund.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
The Underlying Fixed-Income Funds making the strongest positive contributions to the Fund’s performance included MainStay MacKay Short Duration High Yield Fund and MainStay MacKay Total Return Bond Fund. While no Underlying Fixed-Income Funds produced negative total returns, among those making the smallest
42	MainStay Growth Allocation Fund

contributions were MainStay Short Term Bond Fund and MainStay MacKay High Yield Corporate Bond Fund.
How was the Fund positioned at the end of the reporting period?
With the Delta variant-driven wave of the pandemic receding, monetary support still in place, a further boost to fiscal spending likely via the infrastructure bill and the “Build Back Better” reconciliation package, and healthy household balance sheets and income statements driving consumption, prospects for accelerating economic growth appeared to be favorable. While cost pressures may test profit margins, we nevertheless anticipated corporate earnings were likely to continue moving materially higher. Given these underlying conditions, we believed a long-awaited rotation from growth to value may soon materialize. We expected this shift to be driven by the aforementioned reacceleration in business activity; a handoff in consumer spending from goods to services; and a persistent inflation impulse that jeopardizes long-duration assets. In our view, this long-duration bucket included growth stocks with prices predicated to a large degree on more distant earnings.
As of October 31, 2021, the Fund was positioned to reflect our views, gently leaning into risk overall through overweight exposure to both global equities and lower-quality credits, and explicitly favoring value over growth. A number of other positions hinged on these same themes. The Fund emphasized small-cap stocks and international developed markets due to their sector composition, which included greater exposure to more cyclical industries than U.S. large caps. In addition, international developed markets were positioned to benefit from a potentially weaker U.S. dollar. On the fixed-income side, the Fund held shorter-maturity, more credit-sensitive bonds to protect against an inflation-driven shift upward in the U.S. Treasury curve.2 As a slight hedge against the possibility of a mistake on the part of monetary authorities that would allow inflation to spike meaningfully higher, the Fund also held cash and a small exposure to the stock of gold mining companies.
In short, the posture of the Fund reflected our expectation that risk assets were positioned to benefit from prevailing and emerging conditions, as well as significant shifts within and between markets. If, as we believe likely, the dominance of U.S. large-cap growth gives way to more economically sensitive and attractively valued segments, the Fund should prove to be strongly positioned in our view.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
43

Portfolio of Investments October 31, 2021†
	Shares	Value
Affiliated Investment Companies 91.4%
Equity Funds 76.6%
IQ 50 Percent Hedged FTSE International ETF (a)	734,714	$ 18,363,882
IQ 500 International ETF (a)	950,189	31,517,959
IQ Candriam ESG International Equity ETF (a)	1,005,850	30,445,772
IQ Candriam ESG U.S. Equity ETF (a)	1,726,639	69,276,555
IQ Chaikin U.S. Large Cap ETF (a)	1,425,134	49,858,028
IQ Chaikin U.S. Small Cap ETF (a)	1,210,760	43,921,651
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	2,450,038	31,337,450
MainStay Epoch Capital Growth Fund Class I (a)	198,389	3,402,306
MainStay Epoch International Choice Fund Class I (a)	581,103	24,126,215
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	2,477,169	49,333,555
MainStay MacKay International Equity Fund Class R6 (a)	965,586	23,130,896
MainStay MacKay S&P 500 Index Fund Class I (a)	666,301	40,627,749
MainStay Winslow Large Cap Growth Fund Class R6	4,188,454	70,521,417
MainStay WMC Enduring Capital Fund Class R6 (a)	1,402,271	51,881,237
MainStay WMC Growth Fund Class R6 (a)	905,700	52,771,319
MainStay WMC International Research Equity Fund Class I (a)	2,889,426	23,755,420
MainStay WMC Small Companies Fund Class I (a)	1,322,155	44,757,182
MainStay WMC Value Fund Class R6 (a)	872,178	50,078,783
Total Equity Funds (Cost $472,372,617)		709,107,376
	Shares	Value

Fixed Income Funds 14.8%
MainStay Floating Rate Fund Class R6 (a)	4,989,589	$ 45,562,435
MainStay MacKay High Yield Corporate Bond Fund Class R6	6,484,846	36,406,573
MainStay MacKay Short Duration High Yield Fund Class I	2,316,597	22,784,194
MainStay MacKay Total Return Bond Fund Class R6 (a)	2,442,740	27,309,838
MainStay Short Term Bond Fund Class I (a)	463,973	4,542,247
Total Fixed Income Funds (Cost $135,344,698)		136,605,287
Total Affiliated Investment Companies (Cost $607,717,315)		845,712,663
Short-Term Investment 8.4%
Affiliated Investment Company 8.4%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	77,897,660	77,897,660
Total Short-Term Investment (Cost $77,897,660)	8.4%	77,897,660
Total Investments (Cost $685,614,975)	99.8%	923,610,323
Other Assets, Less Liabilities	0.2	1,439,977
Net Assets	100.0%	$ 925,050,300

†	Percentages indicated are based on Fund net assets.
(a)	As of October 31, 2021, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.
(b)	Current yield as of October 31, 2021.

Swap Contracts
Open OTC total return equity swap contracts as of October 31, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi 2nd Wave Virus Basket	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	6,018	$ —
Citibank NA	Citi Stay at Home Basket	1 month LIBOR BBA minus 0.30%	12/2/21	Monthly	(7,317)	—
Citibank NA	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	13,860	—
Citibank NA	iShares MSCI EAFE Small-Cap ETF	1 month LIBOR BBA plus 0.55%	12/2/21	Monthly	9,211	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA minus 0.40%	12/2/21	Monthly	(18,080)	—
Citibank NA	Russell 1000 Growth Total Return Index	1 month LIBOR BBA plus 0.03%	12/2/21	Monthly	(20,199)	—
Citibank NA	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.55%	12/2/21	Monthly	17,564	—
Citibank NA	Russell 2000 Total Return Index	1 month LIBOR BBA plus 0.34%	12/2/21	Monthly	29,679	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay Growth Allocation Fund

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	18,533	$ —
Citibank NA	S&P 500 Financials Sector	1 month LIBOR BBA plus 0.20%	12/2/21	Monthly	(2,449)	—
Citibank NA	S&P 500 Industrials Sector	1 month LIBOR BBA plus 0.15%	12/2/21	Monthly	(2,919)	—
Citibank NA	VanEck Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/2/21	Monthly	13,188	—
Citibank NA	Vanguard FTSE Europe ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	18,545	—
						$ —

1.	As of October 31, 2021, cash in the amount $2,792,208 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of October 31, 2021.

Abbreviation(s):
BBA—British Bankers’ Association
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FTSE—Financial Times Stock Exchange
LIBOR—London Interbank Offered Rate
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 709,107,376	$ —	$ —	$ 709,107,376
Fixed Income Funds	136,605,287	—	—	136,605,287
Total Affiliated Investment Companies	845,712,663	—	—	845,712,663
Short-Term Investment
Affiliated Investment Company	77,897,660	—	—	77,897,660
Total Investments in Securities	$ 923,610,323	$ —	$ —	$ 923,610,323

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in affiliated investment companies, at value (identified cost $685,614,975)	$923,610,323
Cash	80
Cash collateral on deposit at broker for swap contracts	2,792,208
Receivables:
Fund shares sold	479,882
Dividends and interest	432,130
Manager (See Note 3)	33,946
Other assets	38,044
Total assets	927,386,613
Liabilities
Due to broker	493,290
Payables:
Fund shares redeemed	703,091
Investment securities purchased	431,444
Transfer agent (See Note 3)	291,561
NYLIFE Distributors (See Note 3)	229,064
Shareholder communication	81,758
Dividends and interest on OTC swaps contracts	57,927
Professional fees	42,790
Custodian	4,262
Trustees	1,032
Accrued expenses	94
Total liabilities	2,336,313
Net assets	$925,050,300
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 51,744
Additional paid-in-capital	626,457,433
626,509,177
Total distributable earnings (loss)	298,541,123
Net assets	$925,050,300
Class A
Net assets applicable to outstanding shares	$728,401,512
Shares of beneficial interest outstanding	40,708,408
Net asset value per share outstanding	$ 17.89
Maximum sales charge (3.00% of offering price)	0.55
Maximum offering price per share outstanding	$ 18.44
Investor Class
Net assets applicable to outstanding shares	$122,265,433
Shares of beneficial interest outstanding	6,828,413
Net asset value per share outstanding	$ 17.91
Maximum sales charge (2.50% of offering price)	0.46
Maximum offering price per share outstanding	$ 18.37
Class B
Net assets applicable to outstanding shares	$ 30,461,391
Shares of beneficial interest outstanding	1,732,226
Net asset value and offering price per share outstanding	$ 17.59
Class C
Net assets applicable to outstanding shares	$ 29,440,134
Shares of beneficial interest outstanding	1,673,831
Net asset value and offering price per share outstanding	$ 17.59
Class I
Net assets applicable to outstanding shares	$ 11,141,726
Shares of beneficial interest outstanding	613,920
Net asset value and offering price per share outstanding	$ 18.15
Class R1
Net assets applicable to outstanding shares	$ 58,557
Shares of beneficial interest outstanding	3,229
Net asset value and offering price per share outstanding	$ 18.13
Class R2
Net assets applicable to outstanding shares	$ 92,342
Shares of beneficial interest outstanding	5,165
Net asset value and offering price per share outstanding	$ 17.88
Class R3
Net assets applicable to outstanding shares	$ 1,622,103
Shares of beneficial interest outstanding	91,243
Net asset value and offering price per share outstanding	$ 17.78
SIMPLE Class
Net assets applicable to outstanding shares	$ 1,567,102
Shares of beneficial interest outstanding	87,606
Net asset value and offering price per share outstanding	$ 17.89

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay Growth Allocation Fund

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 11,787,535
Expenses
Distribution/Service—Class A (See Note 3)	1,671,414
Distribution/Service—Investor Class (See Note 3)	324,637
Distribution/Service—Class B (See Note 3)	336,142
Distribution/Service—Class C (See Note 3)	320,015
Distribution/Service—Class R2 (See Note 3)	245
Distribution/Service—Class R3 (See Note 3)	6,787
Distribution/Service—SIMPLE Class (See Note 3)	4,281
Transfer agent (See Note 3)	1,144,593
Registration	126,444
Shareholder communication	110,039
Professional fees	83,563
Custodian	42,322
Trustees	19,565
Insurance	7,284
Shareholder service (See Note 3)	1,501
Miscellaneous	21,107
Total expenses before waiver/reimbursement	4,219,939
Expense waiver/reimbursement from Manager (See Note 3)	(254,417)
Net expenses	3,965,522
Net investment income (loss)	7,822,013
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	39,238,294
Realized capital gain distributions from affiliated investment companies	32,668,496
Swap transactions	(260,725)
Net realized gain (loss)	71,646,065
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	148,908,402
Net realized and unrealized gain (loss)	220,554,467
Net increase (decrease) in net assets resulting from operations	$228,376,480
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 7,822,013	$ 11,960,559
Net realized gain (loss)	71,646,065	36,289,955
Net change in unrealized appreciation (depreciation)	148,908,402	(20,431,629)
Net increase (decrease) in net assets resulting from operations	228,376,480	27,818,885
Distributions to shareholders:
Class A	(31,498,716)	(24,258,592)
Investor Class	(6,212,150)	(5,544,925)
Class B	(1,465,424)	(1,425,921)
Class C	(1,469,549)	(1,220,566)
Class I	(489,405)	(485,415)
Class R1	(1,919)	(1,161)
Class R2	(4,993)	(4,340)
Class R3	(56,274)	(56,217)
SIMPLE Class	(16,390)	—
Total distributions to shareholders	(41,214,820)	(32,997,137)
Capital share transactions:
Net proceeds from sales of shares	77,741,470	73,731,809
Net asset value of shares issued to shareholder in reinvestment of distributions	41,061,476	32,868,088
Cost of shares redeemed	(124,117,592)	(136,672,934)
Increase (decrease) in net assets derived from capital share transactions	(5,314,646)	(30,073,037)
Net increase (decrease) in net assets	181,847,014	(35,251,289)
Net Assets
Beginning of year	743,203,286	778,454,575
End of year	$ 925,050,300	$ 743,203,286
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.33	$ 14.40	$ 14.76	$ 15.96	$ 13.90
Net investment income (loss) (a)	0.16	0.24	0.22	0.16	0.17
Net realized and unrealized gain (loss)	4.22	0.32	0.77	(0.55)	2.41
Total from investment operations	4.38	0.56	0.99	(0.39)	2.58
Less distributions:
From net investment income	(0.17)	(0.26)	(0.28)	(0.36)	(0.20)
From net realized gain on investments	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)
Total distributions	(0.82)	(0.63)	(1.35)	(0.81)	(0.52)
Net asset value at end of year	$ 17.89	$ 14.33	$ 14.40	$ 14.76	$ 15.96
Total investment return (b)	31.45%	3.89%	8.17%	(2.75)%	19.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%	1.69%	1.55%	1.02%	1.16%
Net expenses (c)	0.35%	0.37%	0.37%	0.35%	0.36%
Portfolio turnover rate	29%	47%	42%	47%	32%
Net assets at end of year (in 000’s)	$ 728,402	$ 542,938	$ 545,586	$ 484,182	$ 499,998

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.33	$ 14.40	$ 14.76	$ 15.93	$ 13.88
Net investment income (loss) (a)	0.14	0.21	0.18	0.14	0.14
Net realized and unrealized gain (loss)	4.22	0.32	0.79	(0.55)	2.40
Total from investment operations	4.36	0.53	0.97	(0.41)	2.54
Less distributions:
From net investment income	(0.13)	(0.23)	(0.26)	(0.31)	(0.17)
From net realized gain on investments	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)
Total distributions	(0.78)	(0.60)	(1.33)	(0.76)	(0.49)
Net asset value at end of year	$ 17.91	$ 14.33	$ 14.40	$ 14.76	$ 15.93
Total investment return (b)	31.27%	3.70%	7.94%	(2.86)%	18.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82%	1.54%	1.32%	0.87%	0.96%
Net expenses (c)	0.55%	0.55%	0.55%	0.52%	0.55%
Expenses (before waiver/reimbursement) (c)	0.68%	0.67%	0.68%	0.61%	0.55%
Portfolio turnover rate	29%	47%	42%	47%	32%
Net assets at end of year (in 000's)	$ 122,265	$ 126,514	$ 139,892	$ 110,200	$ 116,058

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.10	$ 14.16	$ 14.50	$ 15.66	$ 13.65
Net investment income (loss) (a)	0.02	0.12	0.10	0.03	0.04
Net realized and unrealized gain (loss)	4.14	0.30	0.76	(0.55)	2.36
Total from investment operations	4.16	0.42	0.86	(0.52)	2.40
Less distributions:
From net investment income	(0.02)	(0.11)	(0.13)	(0.19)	(0.07)
From net realized gain on investments	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)
Total distributions	(0.67)	(0.48)	(1.20)	(0.64)	(0.39)
Net asset value at end of year	$ 17.59	$ 14.10	$ 14.16	$ 14.50	$ 15.66
Total investment return (b)	30.24%	2.97%	7.14%	(3.60)%	17.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.11%	0.87%	0.73%	0.18%	0.31%
Net expenses (c)	1.30%	1.30%	1.30%	1.27%	1.30%
Expenses (before waiver/reimbursement) (c)	1.43%	1.42%	1.42%	1.36%	1.31%
Portfolio turnover rate	29%	47%	42%	47%	32%
Net assets at end of year (in 000’s)	$ 30,461	$ 32,739	$ 43,800	$ 55,493	$ 75,863

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.10	$ 14.16	$ 14.50	$ 15.66	$ 13.65
Net investment income (loss) (a)	0.02	0.11	0.10	0.02	0.04
Net realized and unrealized gain (loss)	4.14	0.31	0.76	(0.54)	2.36
Total from investment operations	4.16	0.42	0.86	(0.52)	2.40
Less distributions:
From net investment income	(0.02)	(0.11)	(0.13)	(0.19)	(0.07)
From net realized gain on investments	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)
Total distributions	(0.67)	(0.48)	(1.20)	(0.64)	(0.39)
Net asset value at end of year	$ 17.59	$ 14.10	$ 14.16	$ 14.50	$ 15.66
Total investment return (b)	30.23%	2.97%	7.14%	(3.60)%	17.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.09%	0.81%	0.76%	0.14%	0.25%
Net expenses (c)	1.30%	1.30%	1.30%	1.27%	1.30%
Expenses (before waiver/reimbursement) (c)	1.43%	1.42%	1.42%	1.36%	1.31%
Portfolio turnover rate	29%	47%	42%	47%	32%
Net assets at end of year (in 000’s)	$ 29,440	$ 31,564	$ 36,721	$ 47,590	$ 55,873

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.52	$ 14.58	$ 14.94	$ 16.14	$ 14.05
Net investment income (loss) (a)	0.21	0.31	0.25	0.21	0.21
Net realized and unrealized gain (loss)	4.27	0.30	0.78	(0.56)	2.43
Total from investment operations	4.48	0.61	1.03	(0.35)	2.64
Less distributions:
From net investment income	(0.20)	(0.30)	(0.32)	(0.40)	(0.23)
From net realized gain on investments	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)
Total distributions	(0.85)	(0.67)	(1.39)	(0.85)	(0.55)
Net asset value at end of year	$ 18.15	$ 14.52	$ 14.58	$ 14.94	$ 16.14
Total investment return (b)	31.82%	4.16%	8.40%	(2.48)%	19.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23%	2.18%	1.74%	1.32%	1.40%
Net expenses (c)	0.10%	0.11%	0.13%	0.10%	0.11%
Portfolio turnover rate	29%	47%	42%	47%	32%
Net assets at end of year (in 000’s)	$ 11,142	$ 8,063	$ 11,037	$ 8,129	$ 8,435

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,		June 14, 2019^ through October 31, 2019
Class R1	2021	2020
Net asset value at beginning of period	$ 14.51	$ 14.58	$ 13.99
Net investment income (loss) (a)	0.19	0.25	0.05
Net realized and unrealized gain (loss)	4.27	0.34	0.54
Total from investment operations	4.46	0.59	0.59
Less distributions:
From net investment income	(0.19)	(0.29)	—
From net realized gain on investments	(0.65)	(0.37)	—
Total distributions	(0.84)	(0.66)	—
Net asset value at end of period	$ 18.13	$ 14.51	$ 14.58
Total investment return (b)	31.66%	4.02%	4.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10%	1.74%	0.95%††
Net expenses (c)	0.20%	0.21%	0.23%††
Portfolio turnover rate	29%	47%	42%
Net assets at end of period (in 000’s)	$ 59	$ 32	$ 25

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Financial Highlights selected per share data and ratios
	Year Ended October 31,		June 14, 2019^ through October 31, 2019
Class R2	2021	2020
Net asset value at beginning of period	$ 14.32	$ 14.40	$ 13.82
Net investment income (loss) (a)	0.15	0.25	0.04
Net realized and unrealized gain (loss)	4.21	0.29	0.54
Total from investment operations	4.36	0.54	0.58
Less distributions:
From net investment income	(0.15)	(0.25)	—
From net realized gain on investments	(0.65)	(0.37)	—
Total distributions	(0.80)	(0.62)	—
Net asset value at end of period	$ 17.88	$ 14.32	$ 14.40
Total investment return (b)	31.34%	3.75%	4.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.90%	1.79%	0.68%††
Net expenses (c)	0.45%	0.47%	0.49%††
Portfolio turnover rate	29%	47%	42%
Net assets at end of period (in 000’s)	$ 92	$ 89	$ 130

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.24	$ 14.33	$ 14.68	$ 15.90	$ 13.87
Net investment income (loss) (a)	0.10	0.20	0.12	0.06	0.03
Net realized and unrealized gain (loss)	4.20	0.31	0.83	(0.49)	2.48
Total from investment operations	4.30	0.51	0.95	(0.43)	2.51
Less distributions:
From net investment income	(0.11)	(0.23)	(0.23)	(0.34)	(0.16)
From net realized gain on investments	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)
Total distributions	(0.76)	(0.60)	(1.30)	(0.79)	(0.48)
Net asset value at end of year	$ 17.78	$ 14.24	$ 14.33	$ 14.68	$ 15.90
Total investment return (b)	30.99%	3.53%	7.81%	(3.04)%	18.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	1.43%	0.90%	0.38%	0.21%
Net expenses (c)	0.70%	0.72%	0.73%	0.70%	0.70%
Portfolio turnover rate	29%	47%	42%	47%	32%
Net assets at end of year (in 000’s)	$ 1,622	$ 1,084	$ 1,262	$ 449	$ 185

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class	2021	2020
Net asset value at beginning of period	$ 14.33	$ 15.03*
Net investment income (loss) (a)	0.06	0.02
Net realized and unrealized gain (loss)	4.25	(0.72)
Total from investment operations	4.31	(0.70)
Less distributions:
From net investment income	(0.10)	—
From net realized gain on investments	(0.65)	—
Total distributions	(0.75)	—
Net asset value at end of period	$ 17.89	$ 14.33
Total investment return (b)	30.89%	(4.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37%	0.80%††
Net expenses (c)	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.93%	0.95%††
Portfolio turnover rate	29%	47%
Net assets at end of period (in 000’s)	$ 1,567	$ 180

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

MainStay Equity Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	35.54%	12.12%	10.73%	1.13%
		Excluding sales charges		39.73	13.40	11.36	1.13
Investor Class Shares[2,3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	36.01	11.95	10.56	1.44
		Excluding sales charges		39.50	13.22	11.19	1.44
Class B Shares[4]	Maximum 5% CDSC	With sales charges	4/4/2005	33.44	12.12	10.36	2.19
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		38.44	12.37	10.36	2.19
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	37.53	12.39	10.37	2.19
	if Redeemed Within One Year of Purchase	Excluding sales charges		38.53	12.39	10.37	2.19
Class I Shares	No Sales Charge		4/4/2005	40.05	13.68	11.65	0.88
Class R3 Shares	No Sales Charge		2/29/2016	39.29	13.00	13.40	1.48
SIMPLE Class Shares	No Sales Charge		8/31/2020	39.15	N/A	26.46	1.69

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
54	MainStay Equity Allocation Fund

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	42.91%	18.93%	16.22%
MSCI EAFE® Index (Net)[2]	34.18	9.79	7.37
Equity Allocation Composite Index[3]	40.77	16.64	14.07
Morningstar Allocation-85%+ Equity Category Average[4]	38.66	13.46	11.28

1.	The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Fund has selected the Equity Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Equity Allocation Composite Index consists of the S&P 500®Index and the MSCI EAFE® Index (Net) weighted 75% and 25%, respectively. Prior to February 28, 2014, the Equity Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 80% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Allocation – 85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
55

Cost in Dollars of a $1,000 Investment in MainStay Equity Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,066.80	$1.98	$1,023.29	$1.94	0.38%
Investor Class Shares	$1,000.00	$1,065.70	$2.86	$1,022.43	$2.80	0.55%
Class B Shares	$1,000.00	$1,061.80	$6.76	$1,018.65	$6.61	1.30%
Class C Shares	$1,000.00	$1,062.30	$6.76	$1,018.65	$6.61	1.30%
Class I Shares	$1,000.00	$1,068.20	$0.68	$1,024.55	$0.66	0.13%
Class R3 Shares	$1,000.00	$1,065.10	$3.80	$1,021.53	$3.72	0.73%
SIMPLE Class Shares	$1,000.00	$1,064.10	$4.16	$1,021.17	$4.08	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
56	MainStay Equity Allocation Fund

Asset Diversification as of October 31, 2021 (Unaudited)
Equity Funds	96.5%
Short-Term Investment	3.5
Other Assets, Less Liabilities	0.0 ‡

‡	Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 60 for specific holdings within these categories. The Fund’s holdings are subject to change.

57

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Equity Allocation Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay Equity Allocation Fund returned 40.05%, underperforming the 42.91% return of the Fund’s primary benchmark, the S&P 500® Index, and outperforming the 34.18% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund underperformed the 40.77% return of the Equity Allocation Composite Index, which is an additional benchmark of the Fund, and outperformed the 38.66% return of the Morningstar Allocation—85%+ Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in Underlying Equity Funds. The Underlying Funds may invest in U.S. equities and international equities, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks. Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund.
During the reporting period, the Fund’s performance moderately trailed the performance of the internally maintained blend of indices, primarily due to the materially negative impact of asset class policy along the following dimensions:
•    The Fund’s net stock exposure detracted slightly in aggregate, a result of holding a material cash position in late 2020 when the market rallied sharply, presumably in response to news of successful vaccine trials and the granting of emergency use authorization.
•    A more significant drag on performance arose from the Fund’s tilt toward large-cap stocks over smaller-cap stocks during that same time period. The prospect of a reopening economy proved to be a particular boon to smaller businesses that had suffered most acutely through the lockdown.
•    An expected “catch up” in overseas markets relative to the U.S. market failed to materialize during the reporting period, disadvantaging the Fund’s tilt toward developed international markets.
•    Finally, the Fund’s bias in favor of value stocks and some specific industries and firms expected to benefit from the reopening and reacceleration of the economy failed to perform as expected, adding another small impediment to expected performance.
To a large degree, the negative effects of the Fund’s asset class policies were offset by solid returns among some of its Underlying Fund holdings. IQ Chaikin U.S. Small Cap ETF and IQ 500 International ETF are examples of holdings that performed materially better than the asset class to which they belong. Also noteworthy is the fact that the Fund’s internally applied benchmark handily outperformed the median of peers within the Fund’s category.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
The Fund entered the reporting period maintaining a somewhat defensive posture, holding a meaningful cash position and favoring large companies over small. This positioning arose out of our suspicion, based on the facts then available, that market pricing had gotten ahead of the operating conditions that prevailed at the time and, in our opinion, were likely to persist into the foreseeable future. Equity indices were trading at or near all-time highs despite the fact that aggregate output and corporate profits were well below prior peaks, many millions of workers were unemployed, prospects for additional policy support were unclear and the pandemic was anything but contained. Risks appeared skewed to the downside.
Much changed with the announcements of highly successful clinical trials for both the Moderna and Pfizer vaccines, soon followed by the granting of emergency use authorizations and rapid distribution of the vaccines to the most vulnerable elements of the population. These developments brought the end of pandemic restrictions into view, ushering in a wave of activity and lifting market prices higher.
With the end of restrictions on the horizon, we adjusted the Fund to favor pro-cyclical sectors and businesses in industries likely to benefit most from the reopening of the U.S. economy. We also increased the Fund’s exposure to non-U.S. equities we believed were positioned to experience a recovery similar to that seen in the U.S. but on a lagged basis due to a slower vaccine rollout. Similarly, we slid a little way down the capitalization spectrum,

1.	See page 54 for other share class returns, which may be higher or lower than Class I share returns. See page 55 for more information on benchmark and peer group returns.
58	MainStay Equity Allocation Fund

committing a larger allocation of the Fund’s assets to small- and mid-cap companies we judged likely to fare well in this environment.
These adjustments provided a modest tailwind to the Fund’s performance through the late winter and early spring, but progress was reversed with the arrival of the COVID-19 Delta variant and a premature decline in vaccination rates. Positioning remained largely static during the second half of the reporting period as the economic reopening was partially postponed by the resurgence in case rates. With infection rates showing signs of abating as the reporting period drew to a close, we again began to anticipate the resumption of normal business activity.
How did the Fund’s allocations change over the course of the reporting period?
We implemented the restructuring noted above largely through the use of derivatives, specifically total return swaps. The Fund increased exposure to mid- and small-cap stocks, non-U.S. markets, and a basket of companies specifically leveraged to the reopening of the economy in this way, while dialing down exposure for large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions.
Other notable changes arose from fund restructurings, as Wellington Management Company LLP ("Wellington") was named the new subadvisor of several MainStay Funds that concurrently underwent name changes. A few Underlying Funds were also subject to mergers. By way of example, MainStay MacKay Common Stock Fund was renamed MainStay WMC Enduring Capital Fund when Wellington took the helm in early March 2021, and MainStay Epoch U.S. All Cap Fund was merged into MainStay WMC Enduring Capital Fund a short while later.
During the reporting period, which Underlying Funds had the highest total returns and which had the lowest total returns?
The Underlying Funds that generated the highest total returns during the reporting period included IQ Chaikin U.S. Small Cap ETF, MainStay WMC Enduring Capital Fund (formerly known as MainStay MacKay Common Stock Fund prior to March 2021) and IQ 500 International ETF. The Underlying Funds with the lowest returns were MainStay Candriam Emerging Markets Equity Fund, MainStay Epoch International Choice Fund and MainStay WMC International Research Equity Fund (formerly known as MainStay MacKay International Opportunities Fund prior to March 2021).
Which Underlying Funds were the strongest positive contributors to the Fund’s performance and which Underlying Funds were particularly weak?
The positions that made the largest positive contributions to performance during the reporting period were MainStay MacKay S&P 500 Index Fund, MainStay Winslow Large Cap Growth Fund and IQ Candriam ESG U.S. Equity ETF. (Contributions take weightings and total returns into account.) While no Underlying Funds produced negative absolute performance, those making the smallest contributions to returns included MainStay Epoch Capital Growth Fund, IQ 50 Percent Hedged FTSE International ETF, and MainStay Epoch International Choice Fund.
How was the Fund positioned at the end of the reporting period?
With the Delta variant-driven wave of the pandemic receding, monetary support still in place, a further boost to fiscal spending likely via the infrastructure bill and the “Build Back Better” reconciliation package, and healthy household balance sheets and income statements driving consumption, prospects for accelerating economic growth appeared to be favorable. While cost pressures may test profit margins, we nevertheless anticipated corporate earnings were likely to continue moving materially higher. Given these underlying conditions, we believed a long-awaited rotation from growth to value may soon materialize. We expected this shift to be driven by the aforementioned reacceleration in business activity; a handoff in consumer spending from goods to services; and a persistent inflation impulse that jeopardizes prices of growth stocks predicated to a large degree on more distant earnings.
As of October 31, 2021, the Fund was positioned to reflect our views, explicitly favoring value over growth. A number of other positions hinged on these same themes. The Fund emphasized small-cap stocks and international developed markets due to their sector composition, which included greater exposure to more cyclical industries than U.S. large caps. In addition, international developed markets were positioned to benefit from a potentially weaker U.S. dollar. In the expectation of higher corporate earnings, the Fund maintained only a very small cash position so as to remain fully invested.
In short, the posture of the Fund reflected our expectation that risk assets were positioned to benefit from prevailing and emerging conditions, as well as significant shifts within and between markets. If, as we believe likely, the dominance of U.S. large-cap growth gives way to more economically sensitive and attractively valued segments, the Fund should prove to be strongly positioned in our view.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
59

Portfolio of Investments October 31, 2021†
	Shares	Value
Affiliated Investment Companies 96.5%
Equity Funds 96.5%
IQ 50 Percent Hedged FTSE International ETF	384,365	$ 9,607,049
IQ 500 International ETF (a)	622,812	20,658,799
IQ Candriam ESG International Equity ETF (a)	666,831	20,184,108
IQ Candriam ESG U.S. Equity ETF (a)	1,145,101	45,943,971
IQ Chaikin U.S. Large Cap ETF (a)	892,780	31,233,730
IQ Chaikin U.S. Small Cap ETF (a)	722,359	26,204,367
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)	1,823,853	23,328,170
MainStay Epoch Capital Growth Fund Class I	105,217	1,804,436
MainStay Epoch International Choice Fund Class I (a)	386,276	16,037,427
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	1,790,326	35,654,878
MainStay MacKay International Equity Fund Class R6 (a)	625,219	14,977,306
MainStay MacKay S&P 500 Index Fund Class I (a)	575,988	35,120,942
MainStay Winslow Large Cap Growth Fund Class R6	2,751,108	46,320,673
MainStay WMC Enduring Capital Fund Class R6 (a)	771,736	28,552,705
MainStay WMC Growth Fund Class R6 (a)	656,496	38,251,272
MainStay WMC International Research Equity Fund Class I (a)	1,933,582	15,896,945
	Shares	Value

Equity Funds (continued)
MainStay WMC Small Companies Fund Class I (a)	792,700	$ 26,834,242
MainStay WMC Value Fund Class R6 (a)	627,258	36,015,935
Total Affiliated Investment Companies (Cost $325,560,389)		472,626,955
Short-Term Investment 3.5%
Affiliated Investment Company 3.5%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	17,192,940	17,192,940
Total Short-Term Investment (Cost $17,192,940)	3.5%	17,192,940
Total Investments (Cost $342,753,329)	100.0%	489,819,895
Other Assets, Less Liabilities	0.0‡	167,472
Net Assets	100.0%	$ 489,987,367

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	As of October 31, 2021, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.
(b)	Current yield as of October 31, 2021.

Swap Contracts
Open OTC total return equity swap contracts as of October 31, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi 2nd Wave Virus Basket	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	3,142	$ —
Citibank NA	Citi Stay at Home Basket	1 month LIBOR BBA minus 0.30%	12/2/21	Monthly	(3,820)	—
Citibank NA	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	7,313	—
Citibank NA	iShares MSCI EAFE Small-Cap ETF	1 month LIBOR BBA plus 0.55%	12/2/21	Monthly	4,860	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA minus 0.40%	12/2/21	Monthly	(9,538)	—
Citibank NA	Russell 1000 Growth Total Return Index	1 month LIBOR BBA plus 0.03%	12/2/21	Monthly	(11,847)	—
Citibank NA	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.55%	12/2/21	Monthly	8,117	—
Citibank NA	Russell 2000 Total Return Index	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	6,761	—
Citibank NA	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	8,815	—
Citibank NA	S&P 500 Financials Sector	1 month LIBOR BBA plus 0.20%	12/2/21	Monthly	(3,237)	—
Citibank NA	S&P 500 Industrials Sector	1 month LIBOR BBA plus 0.15%	12/2/21	Monthly	(4,329)	—
Citibank NA	VanEck Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/2/21	Monthly	2,319	—
Citibank NA	Vanguard FTSE Europe ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	9,785	—
						$ —

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
60	MainStay Equity Allocation Fund

1.	As of October 31, 2021, cash in the amount $276,738 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of October 31, 2021.

Abbreviation(s):
BBA—British Bankers’ Association
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FTSE—Financial Times Stock Exchange
LIBOR—London Interbank Offered Rate
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 472,626,955	$ —	$ —	$ 472,626,955
Short-Term Investment
Affiliated Investment Company	17,192,940	—	—	17,192,940
Total Investments in Securities	$ 489,819,895	$ —	$ —	$ 489,819,895

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in affiliated investment companies, at value (identified cost $342,753,329)	$489,819,895
Cash	42
Cash collateral on deposit at broker for swap contracts	276,738
Due from broker	89,984
Receivables:
Fund shares sold	196,424
Manager (See Note 3)	22,987
Interest	147
Other assets	34,257
Total assets	490,440,474
Liabilities
Payables:
Transfer agent (See Note 3)	169,407
NYLIFE Distributors (See Note 3)	122,879
Fund shares redeemed	61,959
Shareholder communication	58,055
Dividends and interest on OTC swaps contracts	22,166
Professional fees	13,418
Custodian	3,228
Trustees	494
Accrued expenses	1,501
Total liabilities	453,107
Net assets	$489,987,367
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 24,810
Additional paid-in-capital	307,305,515
307,330,325
Total distributable earnings (loss)	182,657,042
Net assets	$489,987,367
Class A
Net assets applicable to outstanding shares	$372,926,373
Shares of beneficial interest outstanding	18,834,836
Net asset value per share outstanding	$ 19.80
Maximum sales charge (3.00% of offering price)	0.61
Maximum offering price per share outstanding	$ 20.41
Investor Class
Net assets applicable to outstanding shares	$ 73,137,865
Shares of beneficial interest outstanding	3,697,234
Net asset value per share outstanding	$ 19.78
Maximum sales charge (2.50% of offering price)	0.51
Maximum offering price per share outstanding	$ 20.29
Class B
Net assets applicable to outstanding shares	$ 18,669,582
Shares of beneficial interest outstanding	978,810
Net asset value and offering price per share outstanding	$ 19.07
Class C
Net assets applicable to outstanding shares	$ 16,001,168
Shares of beneficial interest outstanding	837,478
Net asset value and offering price per share outstanding	$ 19.11
Class I
Net assets applicable to outstanding shares	$ 6,648,668
Shares of beneficial interest outstanding	328,939
Net asset value and offering price per share outstanding	$ 20.21
Class R3
Net assets applicable to outstanding shares	$ 2,140,263
Shares of beneficial interest outstanding	109,053
Net asset value and offering price per share outstanding	$ 19.63
SIMPLE Class
Net assets applicable to outstanding shares	$ 463,448
Shares of beneficial interest outstanding	23,460
Net asset value and offering price per share outstanding	$ 19.75

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
62	MainStay Equity Allocation Fund

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 4,583,243
Expenses
Distribution/Service—Class A (See Note 3)	844,597
Distribution/Service—Investor Class (See Note 3)	192,956
Distribution/Service—Class B (See Note 3)	205,294
Distribution/Service—Class C (See Note 3)	168,776
Distribution/Service—Class R3 (See Note 3)	9,565
Distribution/Service—SIMPLE Class (See Note 3)	1,141
Transfer agent (See Note 3)	676,917
Registration	117,948
Shareholder communication	74,324
Professional fees	52,254
Custodian	39,528
Trustees	10,219
Insurance	3,576
Shareholder service (See Note 3)	1,913
Miscellaneous	14,436
Total expenses before waiver/reimbursement	2,413,444
Expense waiver/reimbursement from Manager (See Note 3)	(186,891)
Net expenses	2,226,553
Net investment income (loss)	2,356,690
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	19,443,776
Realized capital gain distributions from affiliated investment companies	21,532,484
Swap transactions	1,459,455
Net realized gain (loss)	42,435,715
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	100,435,412
Net realized and unrealized gain (loss)	142,871,127
Net increase (decrease) in net assets resulting from operations	$145,227,817
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
63

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,356,690	$ 4,420,468
Net realized gain (loss)	42,435,715	19,929,273
Net change in unrealized appreciation (depreciation)	100,435,412	(10,632,389)
Net increase (decrease) in net assets resulting from operations	145,227,817	13,717,352
Distributions to shareholders:
Class A	(14,572,968)	(13,636,883)
Investor Class	(3,373,691)	(3,741,832)
Class B	(929,852)	(1,118,722)
Class C	(786,948)	(810,025)
Class I	(264,076)	(256,613)
Class R3	(71,345)	(56,607)
SIMPLE Class	(3,946)	—
Total distributions to shareholders	(20,002,826)	(19,620,682)
Capital share transactions:
Net proceeds from sales of shares	41,972,232	48,229,460
Net asset value of shares issued to shareholder in reinvestment of distributions	19,905,540	19,507,022
Cost of shares redeemed	(70,932,485)	(62,267,515)
Increase (decrease) in net assets derived from capital share transactions	(9,054,713)	5,468,967
Net increase (decrease) in net assets	116,170,278	(434,363)
Net Assets
Beginning of year	373,817,089	374,251,452
End of year	$489,987,367	$373,817,089
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
64	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.86	$ 15.10	$ 15.60	$ 17.01	$ 14.37
Net investment income (loss) (a)	0.11	0.19	0.15	0.12	0.12
Net realized and unrealized gain (loss)	5.64	0.38	0.93	(0.59)	3.08
Total from investment operations	5.75	0.57	1.08	(0.47)	3.20
Less distributions:
From net investment income	(0.08)	(0.28)	(0.18)	(0.36)	(0.13)
From net realized gain on investments	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)
Total distributions	(0.81)	(0.81)	(1.58)	(0.94)	(0.56)
Net asset value at end of year	$ 19.80	$ 14.86	$ 15.10	$ 15.60	$ 17.01
Total investment return (b)	39.73%	3.70%	8.72%	(3.15)%	22.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	1.29%	1.06%	0.69%	0.73%
Net expenses (c)	0.38%	0.41%	0.43%	0.38%	0.40%
Portfolio turnover rate	27%	36%	35%	48%	30%
Net assets at end of year (in 000’s)	$ 372,926	$ 258,743	$ 248,068	$ 236,201	$ 242,172

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.84	$ 15.08	$ 15.58	$ 16.98	$ 14.34
Net investment income (loss) (a)	0.09	0.17	0.13	0.09	0.09
Net realized and unrealized gain (loss)	5.62	0.38	0.93	(0.59)	3.09
Total from investment operations	5.71	0.55	1.06	(0.50)	3.18
Less distributions:
From net investment income	(0.04)	(0.26)	(0.16)	(0.32)	(0.11)
From net realized gain on investments	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)
Total distributions	(0.77)	(0.79)	(1.56)	(0.90)	(0.54)
Net asset value at end of year	$ 19.78	$ 14.84	$ 15.08	$ 15.58	$ 16.98
Total investment return (b)	39.50%	3.55%	8.52%	(3.34)%	22.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.48%	1.18%	0.89%	0.56%	0.61%
Net expenses (c)	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement) (c)	0.71%	0.72%	0.72%	0.64%	0.59%
Portfolio turnover rate	27%	36%	35%	48%	30%
Net assets at end of year (in 000's)	$ 73,138	$ 73,492	$ 75,913	$ 66,924	$ 71,378

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.40	$ 14.64	$ 15.13	$ 16.51	$ 13.96
Net investment income (loss) (a)	(0.03)	0.08	0.04	(0.02)	(0.01)
Net realized and unrealized gain (loss)	5.43	0.34	0.89	(0.60)	2.99
Total from investment operations	5.40	0.42	0.93	(0.62)	2.98
Less distributions:
From net investment income	—	(0.13)	(0.02)	(0.18)	(0.00)‡
From net realized gain on investments	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)
Total distributions	(0.73)	(0.66)	(1.42)	(0.76)	(0.43)
Net asset value at end of year	$ 19.07	$ 14.40	$ 14.64	$ 15.13	$ 16.51
Total investment return (b)	38.44%	2.80%	7.73%	(4.09)%	21.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.19)%	0.55%	0.28%	(0.13)%	(0.05)%
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.46%	1.47%	1.47%	1.39%	1.35%
Portfolio turnover rate	27%	36%	35%	48%	30%
Net assets at end of year (in 000’s)	$ 18,670	$ 19,651	$ 25,905	$ 32,586	$ 43,643

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.42	$ 14.66	$ 15.15	$ 16.53	$ 13.97
Net investment income (loss) (a)	(0.04)	0.07	0.05	(0.03)	(0.02)
Net realized and unrealized gain (loss)	5.46	0.35	0.88	(0.59)	3.01
Total from investment operations	5.42	0.42	0.93	(0.62)	2.99
Less distributions:
From net investment income	—	(0.13)	(0.02)	(0.18)	(0.00)‡
From net realized gain on investments	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)
Total distributions	(0.73)	(0.66)	(1.42)	(0.76)	(0.43)
Net asset value at end of year	$ 19.11	$ 14.42	$ 14.66	$ 15.15	$ 16.53
Total investment return (b)	38.53%	2.79%	7.72%	(4.08)%	21.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.25)%	0.49%	0.33%	(0.16)%	(0.15)%
Net expenses (c)	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.46%	1.47%	1.47%	1.39%	1.35%
Portfolio turnover rate	27%	36%	35%	48%	30%
Net assets at end of year (in 000’s)	$ 16,001	$ 15,805	$ 18,411	$ 23,998	$ 29,233

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
66	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 15.15	$ 15.37	$ 15.86	$ 17.29	$ 14.59
Net investment income (loss) (a)	0.16	0.24	0.21	0.16	0.15
Net realized and unrealized gain (loss)	5.74	0.39	0.93	(0.61)	3.15
Total from investment operations	5.90	0.63	1.14	(0.45)	3.30
Less distributions:
From net investment income	(0.11)	(0.32)	(0.23)	(0.40)	(0.17)
From net realized gain on investments	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)
Total distributions	(0.84)	(0.85)	(1.63)	(0.98)	(0.60)
Net asset value at end of year	$ 20.21	$ 15.15	$ 15.37	$ 15.86	$ 17.29
Total investment return (b)	40.05%	4.02%	8.97%	(2.98)%	23.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.86%	1.60%	1.40%	0.96%	0.95%
Net expenses (c)	0.13%	0.16%	0.16%	0.13%	0.15%
Portfolio turnover rate	27%	36%	35%	48%	30%
Net assets at end of year (in 000’s)	$ 6,649	$ 4,727	$ 4,894	$ 5,915	$ 6,751

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.74	$ 15.00	$ 15.51	$ 16.96	$ 14.34
Net investment income (loss) (a)	0.04	0.11	0.06	0.00‡	0.01
Net realized and unrealized gain (loss)	5.61	0.40	0.97	(0.53)	3.13
Total from investment operations	5.65	0.51	1.03	(0.53)	3.14
Less distributions:
From net investment income	(0.03)	(0.24)	(0.14)	(0.34)	(0.09)
From net realized gain on investments	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)
Total distributions	(0.76)	(0.77)	(1.54)	(0.92)	(0.52)
Net asset value at end of year	$ 19.63	$ 14.74	$ 15.00	$ 15.51	$ 16.96
Total investment return (b)	39.29%	3.30%	8.34%	(3.51)%	22.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.23%	0.78%	0.40%	0.01%	0.06%
Net expenses (c)	0.73%	0.76%	0.77%	0.73%	0.73%
Portfolio turnover rate	27%	36%	35%	48%	30%
Net assets at end of year (in 000’s)	$ 2,140	$ 1,375	$ 1,060	$ 405	$ 204

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
67

Financial Highlights selected per share data and ratios
	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class	2021	2020
Net asset value at beginning of period	$ 14.84	$ 15.70*
Net investment income (loss) (a)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	5.68	(0.85)
Total from investment operations	5.67	(0.86)
Less distributions:
From net investment income	(0.03)	—
From net realized gain on investments	(0.73)	—
Total distributions	(0.76)	—
Net asset value at end of period	$ 19.75	$ 14.84
Total investment return (b)	39.15%	(5.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.07)%	(0.27)%††
Net expenses (c)	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.96%	0.97%††
Portfolio turnover rate	27%	36%
Net assets at end of period (in 000’s)	$ 463	$ 24

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
68	MainStay Equity Allocation Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund"). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund (formerly known as MainStay Moderate Growth Allocation Fund) and MainStay Equity Allocation Fund (formerly known as MainStay Growth Allocation Fund) (collectively referred to as the "Allocation Funds" and each individually referred to as an "Allocation Fund"). Each is a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists each Allocation Fund's share classes that have been registered and commenced operations:
Fund	Share Classes Commenced Operations[1]
MainStay Conservative Allocation Fund[2]	Class A, Investor Class, Class B, Class C, Class I, Class R2, and Class R3 and SIMPLE Class
MainStay Moderate Allocation Fund[2]	Class A, Investor Class, Class B, Class C, Class I, Class R2, and Class R3 and SIMPLE Class
MainStay Growth Allocation Fund	Class A, Investor Class, Class B, Class C, Class I, Class R1, Class R2, and Class R3 and SIMPLE Class
MainStay Equity Allocation Fund[2,3]	Class A, Investor Class, Class B, Class C, Class I, Class R2, and Class R3 and SIMPLE Class
1.	For each Allocation Fund, Class R6 shares were registered for sale effective as of February 28, 2020, but as of October 31, 2021 were not yet offered for sale.
2.	For the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund and MainStay Equity Allocation, Class R1 shares were registered for sale as of February 28, 2019, but as of October 31, 2021 were not yet offered for sale.
3.	For the MainStay Equity Allocation Fund, Class R2 shares were registered for sale effective February 28, 2019, but as of October 31, 2021 were not yet offered for sale.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases)
in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of an Allocation Fund may be converted to one or more other share classes of the Allocation Funds as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The investment objective for each of the Allocation Funds is as follows:
The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.
The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The MainStay Growth Allocation Fund seeks seeks long-term growth of capital and, secondarily, current income.
The MainStay Equity Allocation Fund seeks long-term growth of capital.
The Allocation Funds are "funds-of-funds" that seek to achieve their investment objectives by investing primarily in mutual funds and

69

Notes to Financial Statements (continued)
exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (the “Underlying Funds”). The MainStay Equity Allocation Fund invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in Underlying Equity Funds.
Note 2–Significant Accounting Policies
The Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of each Allocation Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Funds' assets and liabilities) rests with New York Life Investments. To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Allocation Funds' third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price an Allocation Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Allocation Fund. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each Allocation Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each Allocation Fund’s assets and liabilities as of October 31, 2021, is included at the end of each Allocation Fund’s Portfolio of Investments.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

70	MainStay Asset Allocation Funds

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Allocation Funds will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Fund within the allowable time limits.
The Manager evaluates each Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Allocation Funds' tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds' financial statements. The Allocation Funds' federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund and MainStay Equity Allocation Fund each intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. The MainStay Conservative Allocation Fund intends to declare and dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the respective Allocation Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.
Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.
Additionally, the Allocation Funds may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
71

Notes to Financial Statements (continued)
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Swap Contracts. The Allocation Funds may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Allocation Funds will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Allocation Funds receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Allocation Funds' current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Allocation Funds typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Allocation Funds' exposure to the credit risk of its original counterparty. The Allocation Funds will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Allocation Funds would be required to post in an uncleared transaction.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Allocation Funds bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Allocation Funds may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Allocation Funds enters into a “long” equity swap, the counterparty may agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Allocation Funds will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Allocation Funds' return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Allocation Funds on the notional amount. Alternatively, when the Allocation Funds enters into a “short” equity swap, the counterparty will generally agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Allocation Funds sold a particular referenced security or securities short, less the dividend expense that the Allocation Funds would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Allocation Funds will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Allocation Funds is contractually obligated to make. If the other party to an equity swap defaults, the Allocation Funds' risk of loss consists of the net amount of payments that the Allocation Funds is contractually entitled to receive, if any. The Allocation Funds will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted

72	MainStay Asset Allocation Funds

by applicable law to “cover” the Allocation Funds' current obligations. The Allocation Funds and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Allocation Funds' borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Allocation Funds may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Allocation Funds may suffer a loss, which may be substantial.
(H) LIBOR Replacement Risk. The Allocation Funds may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Allocation Funds' performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Allocation Funds' performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Allocation Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Allocation Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Allocation Funds' financial positions, performance and cash flows.
The Allocation Funds entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Allocation Funds' holdings. These derivatives are not accounted for as hedging instruments.
MainStay Conservative Allocation Fund
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$3,362	$3,362
Total Net Realized Gain (Loss)	$3,362	$3,362

Average Notional Amount	Total
Swap Contracts Long	$ 54,242,651
Swap Contracts Short	$(25,270,741)
MainStay Moderate Allocation Fund
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$1,120,537	$1,120,537
Total Net Realized Gain (Loss)	$1,120,537	$1,120,537

73

Notes to Financial Statements (continued)
Average Notional Amount	Total
Swap Contracts Long	$ 96,144,004
Swap Contracts Short	$(46,460,213)
MainStay Growth Allocation Fund
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(260,725)	$(260,725)
Total Net Realized Gain (Loss)	$(260,725)	$(260,725)

Average Notional Amount	Total
Swap Contracts Long	$ 99,781,075
Swap Contracts Short	$(48,944,636)
MainStay Equity Allocation Fund
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$1,459,455	$1,459,455
Total Net Realized Gain (Loss)	$1,459,455	$1,459,455

Average Notional Amount	Total
Swap Contracts Long	$ 46,815,677
Swap Contracts Short	$(29,483,361)
Note 3–Fees and Related Party Transactions
(A) Manager. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds' Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Funds.
The Allocation Funds do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Portfolios/Funds in which the Allocation Funds invest.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets for each class:
Fund	Class A	Investor Class	Class B	Class C	Class I	Class R1	Class R2	Class R3	SIMPLE Class
MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%	0.35%	0.60%	0.85%	0.80%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.60	0.85	0.80
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.60	0.85	0.80
MainStay Equity Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.60	0.85	0.80
74	MainStay Asset Allocation Funds

This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2021, New York Life Investments waived its fees and/or reimbursed expenses of the Allocation Funds as follows:
Fund	Total
MainStay Conservative Allocation Fund	$ 79,621
MainStay Moderate Allocation Fund	211,963
MainStay Growth Allocation Fund	254,417
MainStay Equity Allocation Fund	186,891
JPMorgan provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds' administrative operations. For providing these services to the Allocation Funds, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Funds. The Allocation Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Funds.
(B) Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of
0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds' shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2021, shareholder service fees incurred by the Fund were as follows:
MainStay Conservative Allocation Fund
Class R2	$ 126
Class R3	1,613

MainStay Moderate Allocation Fund
Class R2	$ 165
Class R3	1,257

MainStay Growth Allocation Fund
Class R1	$ 46
Class R2	98
Class R3	1,357

MainStay Equity Allocation Fund
Class R3	$ 1,913
(C) Sales Charges.  The Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of each class of shares during the year ended October 31, 2021, was as follows:
MainStay Conservative Allocation Fund
Class A	$ 38,627
Investor Class	13,478

75

Notes to Financial Statements (continued)
MainStay Moderate Allocation Fund
Class A	$ 71,712
Investor Class	44,297

MainStay Growth Allocation Fund
Class A	$ 73,022
Investor Class	43,525

MainStay Equity Allocation Fund
Class A	$ 39,566
Investor Class	28,756
The Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2021, as follows:
MainStay Conservative Allocation Fund
Class A	$ 7,367
Investor Class	10
Class B	6,908
Class C	1,168

MainStay Moderate Allocation Fund
Class A	$ 9,089
Investor Class	111
Class B	6,598
Class C	1,279

MainStay Growth Allocation Fund
Class A	$ 3,547
Investor Class	32
Class B	7,596
Class C	2,545

MainStay Equity Allocation Fund
Class A	$ 1,236
Investor Class	1
Class B	13,486
Class C	1,233
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has
contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021 for SIMPLE Class shares and February 28, 2021 for all other share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Allocation Funds and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
MainStay Conservative Allocation Fund	Expense	Waived
Class A	$ 194,472	$ —
Investor Class	137,449	—
Class B	41,239	—
Class C	107,293	—
Class I	4,317	—
Class R2	62	—
Class R3	790	—
SIMPLE Class	542	—

MainStay Moderate Allocation Fund	Expense	Waived
Class A	$ 338,152	$ —
Investor Class	399,862	—
Class B	115,662	—
Class C	128,498	—
Class I	5,152	—
Class R2	83	—
Class R3	637	—
SIMPLE Class	1,726	—

MainStay Growth Allocation Fund	Expense	Waived
Class A	$ 387,201	$ —
Investor Class	496,486	—
Class B	128,376	—
Class C	122,242	—
Class I	6,020	—
Class R1	26	—
Class R2	57	—
Class R3	786	—
SIMPLE Class	3,399	—

76	MainStay Asset Allocation Funds

MainStay Equity Allocation Fund	Expense	Waived
Class A	$ 218,492	$ —
Investor Class	304,752	—
Class B	80,914	—
Class C	66,628	—
Class I	3,948	—
Class R3	1,237	—
SIMPLE Class	946	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
77

Notes to Financial Statements (continued)
(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
MainStay Conservative Allocation Fund
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE International ETF	$ 8,944	$ 302	$ (1,660)	$ 207	$ 2,377	$ 10,170	$ 276	$ —	407
IQ 500 International ETF	7,613	657	(2,174)	67	2,785	8,948	251	—	270
IQ Candriam ESG International Equity ETF	7,577	94	(1,289)	250	2,063	8,695	216	—	287
IQ Candriam ESG U.S. Equity ETF	13,323	4,031	(4,322)	251	5,572	18,855	198	—	470
IQ Chaikin U.S. Large Cap ETF	9,398	3,439	(3,869)	992	2,766	12,726	128	—	364
IQ Chaikin U.S. Small Cap ETF	9,665	107	(6,062)	1,384	3,902	8,996	135	—	248
IQ S&P High Yield Low Volatility Bond ETF	4,659	371	(5,076)	52	(6)	—	120	—	—
MainStay Candriam Emerging Markets Equity Fund Class R6	7,199	870	(1,919)	483	905	7,538	38	—	589
MainStay Epoch Capital Growth Fund Class I	2	1,694	(242)	33	399	1,886	—(a)	—	110
MainStay Epoch International Choice Fund Class I	4,624	150	(680)	154	896	5,144	37	—	124
MainStay Epoch U.S. Equity Yield Fund Class R6	9,395	4,747	(2,411)	167	2,704	14,602	272	—	733
MainStay Floating Rate Fund Class R6	14,005	24,395	(712)	(2)	463	38,149	767	—	4,178
MainStay MacKay High Yield Corporate Bond Fund Class R6	—	20,679	(136)	(1)	(237)	20,305	340	—	3,617
MainStay MacKay International Equity Fund Class R6	4,360	1,813	(2,406)	308	873	4,948	6	188	207
MainStay MacKay S&P 500 Index Fund Class I	18,660	3,861	(18,617)	4,058	584	8,546	274	1,536	140
MainStay MacKay Short Duration High Yield Fund Class I	34,288	5,308	(15,638)	31	1,447	25,436	1,538	—	2,586
MainStay MacKay Total Return Bond Fund Class R6	230,371	14,009	(48,021)	617	(3,670)	193,306	5,274	2,584	17,290
MainStay Short Term Bond Fund Class I	—	2,595	(31)	—	(28)	2,536	21	—	259
MainStay U.S. Government Liquidity Fund	9,631	98,813	(63,312)	—	—	45,132	4	—	45,132
MainStay Winslow Large Cap Growth Fund Class R6	16,373	1,127	(3,968)	1,230	4,597	19,359	—	826	1,150
MainStay WMC Enduring Capital Fund Class R6 (b)(c)(d)	10,038	12,880	(10,515)	668	(461)	12,610	32	4,645	341
MainStay WMC Growth Fund Class R6 (e)(f)	9,849	9,874	(5,414)	1,965	1,360	17,634	—	294	303
MainStay WMC International Research Equity Fund Class I (g)	4,680	973	(1,749)	(162)	1,312	5,054	111	—	615
MainStay WMC Small Companies Fund Class I (h)	10,291	1,537	(7,454)	2,376	1,721	8,471	—	—	250
MainStay WMC Value Fund Class R6 (i)(j)	10,639	889	(2,252)	760	3,188	13,224	87	353	230
	$ 455,584	$ 215,215	$ (209,929)	$ 15,888	$ 35,512	$ 512,270	$ 10,125	$ 10,426

(a)	Less than $500.
(b)	Prior to March 5, 2021, known as MainStay MacKay Common Stock Fund Class I.
(c)	As of April 23, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(d)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(e)	Prior to March 5, 2021, known as MainStay MacKay Growth Fund Class I.
(f)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Growth Fund Class I into the newly launched MainStay WMC Growth Fund Class R6.
(g)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(h)	Prior to March 5, 2021, known as MainStay MacKay Small Cap Core Fund Class I.
(i)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(j)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.
78	MainStay Asset Allocation Funds

MainStay Moderate Allocation Fund
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE International ETF	$ 14,168	$ 297	$ (1,102)	$ 182	$ 4,056	$ 17,601	$ 474	$ —	704
IQ 500 International ETF	18,928	1,661	(4,593)	168	7,004	23,168	644	—	698
IQ Candriam ESG International Equity ETF	13,712	4,399	(279)	—	4,760	22,592	527	—	746
IQ Candriam ESG U.S. Equity ETF	27,384	17,792	(2,867)	68	14,042	56,419	500	—	1,406
IQ Chaikin U.S. Large Cap ETF	27,753	1,593	(4,292)	791	10,212	36,057	387	—	1,031
IQ Chaikin U.S. Small Cap ETF	21,009	1,474	(9,785)	2,719	10,288	25,705	377	—	709
IQ S&P High Yield Low Volatility Bond ETF	7,701	963	(8,738)	84	(10)	—	202	—	—
MainStay Candriam Emerging Markets Equity Fund Class R6	22,491	2,724	(7,868)	2,149	2,175	21,671	114	—	1,694
MainStay Epoch Capital Growth Fund Class I	530	2,551	(524)	148	579	3,284	1	58	191
MainStay Epoch International Choice Fund Class I	15,616	574	(3,661)	1,043	2,399	15,971	123	—	385
MainStay Epoch U.S. Equity Yield Fund Class R6	27,992	8,864	(7,216)	859	6,944	37,443	659	—	1,880
MainStay Floating Rate Fund Class R6	3,845	41,179	(1,025)	(2)	126	44,123	667	—	4,832
MainStay MacKay High Yield Corporate Bond Fund Class R6	—	36,123	(480)	(5)	(411)	35,227	590	—	6,275
MainStay MacKay International Equity Fund Class R6	11,058	5,258	(4,254)	325	3,051	15,438	16	463	644
MainStay MacKay S&P 500 Index Fund Class I	47,832	10,700	(50,093)	10,522	2,644	21,605	710	3,975	354
MainStay MacKay Short Duration High Yield Fund Class I	37,402	8,594	(25,577)	122	1,523	22,064	1,674	—	2,243
MainStay MacKay Total Return Bond Fund Class R6	265,676	21,780	(81,392)	1,111	(4,405)	202,770	5,774	2,989	18,137
MainStay Short Term Bond Fund Class I	—	4,527	(79)	(1)	(48)	4,399	36	—	449
MainStay U.S. Government Liquidity Fund	14,013	173,287	(109,779)	—	—	77,521	6	—	77,521
MainStay Winslow Large Cap Growth Fund Class R6	43,158	2,112	(6,980)	2,061	12,554	52,905	—	2,089	3,142
MainStay WMC Enduring Capital Fund Class R6 (a)(b)(c)	31,027	20,949	(16,957)	1,946	(503)	36,462	101	13,813	986
MainStay WMC Growth Fund Class R6 (d)(e)	24,881	24,137	(12,982)	4,745	2,574	43,355	—	820	744
MainStay WMC International Research Equity Fund Class I (f)	15,520	2,230	(5,701)	(81)	3,846	15,814	371	—	1,923
MainStay WMC Small Companies Fund Class I (g)	22,981	607	(9,105)	2,181	7,969	24,633	—	—	728
MainStay WMC Value Fund Class R6 (h)(i)	32,019	2,673	(9,771)	3,531	7,488	35,940	249	1,012	626
	$ 746,696	$ 397,048	$ (385,100)	$ 34,666	$ 98,857	$ 892,167	$ 14,202	$ 25,219

(a)	Prior to March 5, 2021, known as MainStay MacKay Common Stock Fund Class I.
(b)	As of April 23, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(c)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(d)	Prior to March 5, 2021, known as MainStay MacKay Growth Fund Class I.
(e)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Growth Fund Class I into the newly launched MainStay WMC Growth Fund Class R6.
(f)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(g)	Prior to March 5, 2021, known as MainStay MacKay Small Cap Core Fund Class I.
(h)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(i)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.
79

Notes to Financial Statements (continued)
MainStay Growth Allocation Fund
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE International ETF	$ 14,407	$ 92	$ (491)	$ 96	$ 4,260	$ 18,364	$ 498	$ —	735
IQ 500 International ETF	24,478	411	(3,056)	169	9,516	31,518	914	—	950
IQ Candriam ESG International Equity ETF	14,193	11,346	(103)	(2)	5,012	30,446	629	—	1,006
IQ Candriam ESG U.S. Equity ETF	29,470	26,079	(3,872)	82	17,518	69,277	643	—	1,727
IQ Chaikin U.S. Large Cap ETF	35,923	13	(1,143)	173	14,892	49,858	546	—	1,425
IQ Chaikin U.S. Small Cap ETF	27,568	490	(762)	166	16,460	43,922	509	—	1,211
IQ S&P High Yield Low Volatility Bond ETF	7,704	1,254	(9,030)	82	(10)	—	207	—	—
MainStay Candriam Emerging Markets Equity Fund Class R6	31,723	1,679	(8,384)	2,198	4,121	31,337	171	—	2,450
MainStay Epoch Capital Growth Fund Class I	1,017	2,319	(681)	191	556	3,402	3	112	198
MainStay Epoch International Choice Fund Class I	23,796	225	(5,290)	1,538	3,857	24,126	189	—	581
MainStay Epoch U.S. Equity Yield Fund Class R6	38,662	8,844	(9,133)	850	10,111	49,334	904	—	2,477
MainStay Floating Rate Fund Class R6	3,851	42,872	(1,284)	(3)	126	45,562	690	—	4,990
MainStay MacKay High Yield Corporate Bond Fund Class R6	—	37,487	(648)	(7)	(425)	36,407	612	—	6,485
MainStay MacKay International Equity Fund Class R6	16,601	2,694	(1,191)	168	4,859	23,131	23	665	966
MainStay MacKay S&P 500 Index Fund Class I	60,921	16,084	(54,936)	9,515	9,044	40,628	918	5,143	666
MainStay MacKay Short Duration High Yield Fund Class I	37,411	10,032	(26,308)	146	1,503	22,784	1,708	—	2,317
MainStay MacKay Total Return Bond Fund Class R6	112,354	6,206	(90,514)	1,652	(2,388)	27,310	1,519	1,217	2,443
MainStay Short Term Bond Fund Class I	—	4,692	(99)	(1)	(50)	4,542	37	—	464
MainStay U.S. Government Liquidity Fund	13,548	200,796	(136,446)	—	—	77,898	6	—	77,898
MainStay Winslow Large Cap Growth Fund Class R6	60,469	2,973	(13,654)	3,705	17,028	70,521	—	2,974	4,188
MainStay WMC Enduring Capital Fund Class R6 (a)(b)(c)	43,730	30,342	(24,122)	544	1,387	51,881	143	19,921	1,402
MainStay WMC Growth Fund Class R6 (d)(e)	34,937	24,749	(17,272)	6,000	4,357	52,771	—	1,208	906
MainStay WMC International Research Equity Fund Class I (f)	23,440	855	(6,357)	335	5,482	23,755	567	—	2,889
MainStay WMC Small Companies Fund Class I (g)	42,756	793	(16,373)	7,316	10,265	44,757	—	—	1,322
MainStay WMC Value Fund Class R6 (h)(i)	44,370	2,059	(12,102)	4,325	11,427	50,079	352	1,428	872
	$ 743,329	$ 435,386	$ (443,251)	$ 39,238	$ 148,908	$ 923,610	$ 11,788	$ 32,668

(a)	Prior to March 5, 2021, known as MainStay MacKay Common Stock Fund Class I.
(b)	As of April 23, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(c)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(d)	Prior to March 5, 2021, known as MainStay MacKay Growth Fund Class I.
(e)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Growth Fund Class I into the newly launched MainStay WMC Growth Fund Class R6.
(f)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(g)	Prior to March 5, 2021, known as MainStay MacKay Small Cap Core Fund Class I.
(h)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(i)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.
80	MainStay Asset Allocation Funds

MainStay Equity Allocation Fund
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE International ETF	$ 6,907	$ 613	$ (5)	$ 1	$ 2,091	$ 9,607	$ 250	$ —	384
IQ 500 International ETF	17,072	1,144	(4,074)	218	6,299	20,659	580	—	623
IQ Candriam ESG International Equity ETF	5,869	11,673	(35)	—	2,677	20,184	424	—	667
IQ Candriam ESG U.S. Equity ETF	23,267	16,113	(5,939)	135	12,368	45,944	451	—	1,145
IQ Chaikin U.S. Large Cap ETF	20,433	5,490	(3,787)	447	8,651	31,234	334	—	893
IQ Chaikin U.S. Small Cap ETF	12,547	7,956	(2,332)	166	7,867	26,204	263	—	722
MainStay Candriam Emerging Markets Equity Fund Class R6	21,794	2,302	(5,223)	1,241	3,214	23,328	124	—	1,824
MainStay Epoch Capital Growth Fund Class I	135	1,416	(138)	34	358	1,805	—(a)	14	105
MainStay Epoch International Choice Fund Class I	14,397	530	(2,192)	639	2,663	16,037	116	—	386
MainStay Epoch U.S. Equity Yield Fund Class R6	26,931	6,354	(5,653)	615	7,408	35,655	707	—	1,790
MainStay MacKay International Equity Fund Class R6	13,318	1,589	(3,713)	637	3,146	14,977	18	533	625
MainStay MacKay S&P 500 Index Fund Class I	40,481	12,126	(30,608)	4,628	8,494	35,121	617	3,454	576
MainStay U.S. Government Liquidity Fund	11,905	79,805	(74,517)	—	—	17,193	2	—	17,193
MainStay Winslow Large Cap Growth Fund Class R6	39,596	2,012	(8,593)	2,206	11,100	46,321	—	2,006	2,751
MainStay WMC Enduring Capital Fund Class R6 (b)(c)(d)	26,633	26,448	(24,796)	(893)	1,161	28,553	92	13,730	772
MainStay WMC Growth Fund Class R6 (e)(f)	22,236	18,691	(9,803)	3,163	3,964	38,251	—	767	656
MainStay WMC International Research Equity Fund Class I (g)	14,605	975	(3,407)	342	3,382	15,897	352	—	1,934
MainStay WMC Small Companies Fund Class I (h)	24,705	2,403	(10,396)	4,213	5,909	26,834	—	—	793
MainStay WMC Value Fund Class R6 (i)(j)	30,767	1,455	(7,541)	1,652	9,683	36,016	253	1,028	627
	$ 373,598	$ 199,095	$ (202,752)	$ 19,444	$ 100,435	$ 489,820	$ 4,583	$ 21,532

(a)	Less than $500.
(b)	Prior to March 5, 2021, known as MainStay MacKay Common Stock Fund Class I.
(c)	As of April 23, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(d)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(e)	Prior to March 5, 2021, known as MainStay MacKay Growth Fund Class I.
(f)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Growth Fund Class I into the newly launched MainStay WMC Growth Fund Class R6.
(g)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(h)	Prior to March 5, 2021, known as MainStay MacKay Small Cap Core Fund Class I.
(i)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(j)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.

81

Notes to Financial Statements (continued)
(G) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Allocation Funds with the values and percentages of net assets as follows:
MainStay Conservative Allocation Fund
SIMPLE Class	$27,946	9.2%

MainStay Moderate Allocation Fund
SIMPLE Class	$29,488	3.5%

MainStay Growth Allocation Fund
SIMPLE Class	$31,197	2.0%

MainStay Equity Allocation Fund
SIMPLE Class	$32,882	7.1%
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of each Allocation Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
MainStay Conservative Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$446,105,382	$65,556,001	$(267,729)	$65,288,272

MainStay Moderate Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$726,551,435	$165,055,220	$(459,636)	$164,595,584

MainStay Growth Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$692,130,820	$231,960,188	$(480,685)	$231,479,503

MainStay Equity Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$347,149,830	$141,424,348	$(2,717)	$141,421,631

As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Fund	Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Conservative Allocation Fund	$ 7,801,570	$17,378,247	$—	$ 66,164,707	$ 91,344,524
MainStay Moderate Allocation Fund	16,943,950	41,897,175	—	165,615,277	224,456,402
MainStay Growth Allocation Fund	13,828,478	53,233,142	—	231,479,503	298,541,123
MainStay Equity Allocation Fund	10,763,091	29,223,886	—	142,670,065	182,657,042
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
82	MainStay Asset Allocation Funds

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2021 were not affected.
Fund	Total Distributable Earnings (Loss)	Additional Paid-In Capital
MainStay Conservative Allocation Fund	$(1,523,424)	$1,523,424
MainStay Moderate Allocation Fund	(4,055,003)	4,055,003
MainStay Growth Allocation Fund	(5,138,213)	5,138,213
MainStay Equity Allocation Fund	(3,632,723)	3,632,723
The reclassifications for the Fund are primarily due to equalization.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021			2020
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$ 6,972,852	$13,593,913	$20,566,765	$ 9,198,346	$ 2,245,431	$11,443,777
MainStay Moderate Allocation Fund	13,578,645	29,884,143	43,462,788	13,963,635	14,572,508	28,536,143
MainStay Growth Allocation Fund	8,096,188	33,118,632	41,214,820	12,956,780	20,040,357	32,997,137
MainStay Equity Allocation Fund	2,177,837	17,824,989	20,002,826	6,391,973	13,228,709	19,620,682

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on each Allocation Fund's net assets and/or the market value of securities held by each Allocation Fund and the number of certain transactions incurred by each Allocation Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street are a direct expense of each Allocation Fund and are included in the Statement of Operations as Custodian fees which totaled $2,519, $2,482, $2,648 and $2,426 for MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund and MainStay Equity Allocation Fund, respectively, for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Allocation Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the
Allocation Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Allocation Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Allocation Funds.

83

Notes to Financial Statements (continued)
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities were as follows:
Fund	Purchases	Sales
MainStay Conservative Allocation Fund	$117,043	$146,618
MainStay Moderate Allocation Fund	224,463	275,323
MainStay Growth Allocation Fund	234,969	306,806
MainStay Equity Allocation Fund	119,288	128,234
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
MainStay Conservative Allocation Fund
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	3,622,029	$ 47,604,056
Shares issued to shareholders in reinvestment of distributions	1,278,445	16,300,876
Shares redeemed	(4,209,736)	(55,202,891)
Net increase (decrease) in shares outstanding before conversion	690,738	8,702,041
Shares converted into Class A (See Note 1)	1,278,968	16,732,719
Shares converted from Class A (See Note 1)	(3,704)	(47,762)
Net increase (decrease)	1,966,002	$ 25,386,998
Year ended October 31, 2020:
Shares sold	4,555,270	$ 54,134,250
Shares issued to shareholders in reinvestment of distributions	748,023	8,838,479
Shares redeemed	(5,264,826)	(62,758,118)
Net increase (decrease) in shares outstanding before conversion	38,467	214,611
Shares converted into Class A (See Note 1)	1,078,679	13,029,268
Shares converted from Class A (See Note 1)	(17,626)	(202,003)
Net increase (decrease)	1,099,520	$ 13,041,876

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	453,396	$ 5,928,657
Shares issued to shareholders in reinvestment of distributions	135,865	1,729,851
Shares redeemed	(393,553)	(5,154,246)
Net increase (decrease) in shares outstanding before conversion	195,708	2,504,262
Shares converted into Investor Class (See Note 1)	198,558	2,602,063
Shares converted from Investor Class (See Note 1)	(766,422)	(10,067,218)
Net increase (decrease)	(372,156)	$ (4,960,893)
Year ended October 31, 2020:
Shares sold	824,431	$ 9,792,729
Shares issued to shareholders in reinvestment of distributions	91,231	1,079,940
Shares redeemed	(529,487)	(6,320,941)
Net increase (decrease) in shares outstanding before conversion	386,175	4,551,728
Shares converted into Investor Class (See Note 1)	147,572	1,756,832
Shares converted from Investor Class (See Note 1)	(872,820)	(10,567,390)
Net increase (decrease)	(339,073)	$ (4,258,830)

Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	80,278	$ 1,016,936
Shares issued to shareholders in reinvestment of distributions	38,276	480,251
Shares redeemed	(139,174)	(1,791,406)
Net increase (decrease) in shares outstanding before conversion	(20,620)	(294,219)
Shares converted from Class B (See Note 1)	(207,082)	(2,691,195)
Net increase (decrease)	(227,702)	$ (2,985,414)
Year ended October 31, 2020:
Shares sold	39,533	$ 470,803
Shares issued to shareholders in reinvestment of distributions	25,596	300,141
Shares redeemed	(197,490)	(2,328,031)
Net increase (decrease) in shares outstanding before conversion	(132,361)	(1,557,087)
Shares converted from Class B (See Note 1)	(230,140)	(2,719,083)
Net increase (decrease)	(362,501)	$ (4,276,170)

84	MainStay Asset Allocation Funds

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	232,887	$ 2,996,141
Shares issued to shareholders in reinvestment of distributions	111,652	1,400,695
Shares redeemed	(634,837)	(8,169,894)
Net increase (decrease) in shares outstanding before conversion	(290,298)	(3,773,058)
Shares converted from Class C (See Note 1)	(515,459)	(6,575,466)
Net increase (decrease)	(805,757)	$(10,348,524)
Year ended October 31, 2020:
Shares sold	275,411	$ 3,236,982
Shares issued to shareholders in reinvestment of distributions	68,242	799,730
Shares redeemed	(920,352)	(10,825,879)
Net increase (decrease) in shares outstanding before conversion	(576,699)	(6,789,167)
Shares converted from Class C (See Note 1)	(110,122)	(1,302,106)
Net increase (decrease)	(686,821)	$ (8,091,273)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	119,101	$ 1,583,117
Shares issued to shareholders in reinvestment of distributions	29,744	383,843
Shares redeemed	(135,168)	(1,804,019)
Net increase (decrease)	13,677	$ 162,941
Year ended October 31, 2020:
Shares sold	121,201	$ 1,463,681
Shares issued to shareholders in reinvestment of distributions	20,782	248,251
Shares redeemed	(272,227)	(3,243,975)
Net increase (decrease) in shares outstanding before conversion	(130,244)	(1,532,043)
Shares converted into Class I (See Note 1)	356	4,482
Net increase (decrease)	(129,888)	$ (1,527,561)

Class R2	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,144	$ 15,213
Shares issued to shareholders in reinvestment of distributions	389	4,956
Shares redeemed	(48)	(629)
Net increase (decrease)	1,485	$ 19,540
Year ended October 31, 2020:
Shares sold	1,111	$ 13,003
Shares issued to shareholders in reinvestment of distributions	219	2,596
Shares redeemed	(805)	(9,888)
Net increase (decrease)	525	$ 5,711

Class R3	Shares	Amount
Year ended October 31, 2021:
Shares sold	44,607	$ 584,978
Shares issued to shareholders in reinvestment of distributions	3,966	50,389
Shares redeemed	(15,101)	(199,590)
Net increase (decrease)	33,472	$ 435,777
Year ended October 31, 2020:
Shares sold	40,680	$ 447,674
Shares issued to shareholders in reinvestment of distributions	1,616	19,000
Shares redeemed	(1,777)	(20,785)
Net increase (decrease)	40,519	$ 445,889

SIMPLE Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	17,345	$ 229,747
Shares issued to shareholders in reinvestment of distributions	301	3,848
Shares redeemed	(969)	(12,907)
Net increase (decrease) in shares outstanding before conversion	16,677	220,688
Shares converted into SIMPLE Class (See Note 1)	3,638	46,859
Net increase (decrease)	20,315	$ 267,547
Period ended October 31, 2020:(a)
Shares sold	2,216	$ 27,849
Net increase (decrease)	2,216	$ 27,849

(a)	The inception date of the class was August 31, 2020.
MainStay Moderate Allocation Fund
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	4,076,035	$ 60,817,637
Shares issued to shareholders in reinvestment of distributions	2,419,820	34,046,873
Shares redeemed	(5,667,732)	(83,972,232)
Net increase (decrease) in shares outstanding before conversion	828,123	10,892,278
Shares converted into Class A (See Note 1)	2,964,650	43,988,773
Shares converted from Class A (See Note 1)	(10,385)	(152,287)
Net increase (decrease)	3,782,388	$ 54,728,764
Year ended October 31, 2020:
Shares sold	3,980,972	$ 51,876,101
Shares issued to shareholders in reinvestment of distributions	1,649,087	21,767,987
Shares redeemed	(7,300,012)	(94,067,591)
Net increase (decrease) in shares outstanding before conversion	(1,669,953)	(20,423,503)
Shares converted into Class A (See Note 1)	2,346,618	30,922,266
Shares converted from Class A (See Note 1)	(25,967)	(318,880)
Net increase (decrease)	650,698	$ 10,179,883

85

Notes to Financial Statements (continued)
Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,247,981	$ 18,511,785
Shares issued to shareholders in reinvestment of distributions	382,348	5,394,936
Shares redeemed	(759,247)	(11,250,524)
Net increase (decrease) in shares outstanding before conversion	871,082	12,656,197
Shares converted into Investor Class (See Note 1)	286,927	4,289,689
Shares converted from Investor Class (See Note 1)	(2,276,751)	(33,878,257)
Net increase (decrease)	(1,118,742)	$(16,932,371)
Year ended October 31, 2020:
Shares sold	2,140,418	$ 27,805,461
Shares issued to shareholders in reinvestment of distributions	280,917	3,716,653
Shares redeemed	(1,042,213)	(13,639,757)
Net increase (decrease) in shares outstanding before conversion	1,379,122	17,882,357
Shares converted into Investor Class (See Note 1)	292,774	3,788,048
Shares converted from Investor Class (See Note 1)	(1,986,800)	(26,285,522)
Net increase (decrease)	(314,904)	$ (4,615,117)

Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	29,004	$ 430,134
Shares issued to shareholders in reinvestment of distributions	103,272	1,444,773
Shares redeemed	(284,806)	(4,171,780)
Net increase (decrease) in shares outstanding before conversion	(152,530)	(2,296,873)
Shares converted from Class B (See Note 1)	(488,746)	(7,231,334)
Net increase (decrease)	(641,276)	$ (9,528,207)
Year ended October 31, 2020:
Shares sold	49,147	$ 643,908
Shares issued to shareholders in reinvestment of distributions	85,393	1,120,352
Shares redeemed	(343,812)	(4,428,240)
Net increase (decrease) in shares outstanding before conversion	(209,272)	(2,663,980)
Shares converted from Class B (See Note 1)	(515,047)	(6,618,766)
Net increase (decrease)	(724,319)	$ (9,282,746)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	182,775	$ 2,686,085
Shares issued to shareholders in reinvestment of distributions	123,469	1,726,099
Shares redeemed	(526,780)	(7,687,350)
Net increase (decrease) in shares outstanding before conversion	(220,536)	(3,275,166)
Shares converted from Class C (See Note 1)	(496,125)	(7,212,281)
Net increase (decrease)	(716,661)	$(10,487,447)
Year ended October 31, 2020:
Shares sold	222,124	$ 2,860,726
Shares issued to shareholders in reinvestment of distributions	93,150	1,222,134
Shares redeemed	(854,209)	(11,040,666)
Net increase (decrease) in shares outstanding before conversion	(538,935)	(6,957,806)
Shares converted from Class C (See Note 1)	(117,390)	(1,495,118)
Net increase (decrease)	(656,325)	$ (8,452,924)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	139,907	$ 2,077,360
Shares issued to shareholders in reinvestment of distributions	36,516	517,062
Shares redeemed	(109,545)	(1,612,749)
Net increase (decrease) in shares outstanding before conversion	66,878	981,673
Shares converted into Class I (See Note 1)	5,153	76,769
Net increase (decrease)	72,031	$ 1,058,442
Year ended October 31, 2020:
Shares sold	101,719	$ 1,358,661
Shares issued to shareholders in reinvestment of distributions	35,866	476,302
Shares redeemed	(376,366)	(4,920,331)
Net increase (decrease)	(238,781)	$ (3,085,368)

Class R2	Shares	Amount
Year ended October 31, 2021:
Shares sold	188	$ 2,922
Shares issued to shareholders in reinvestment of distributions	591	8,311
Shares redeemed	—	(2)
Net increase (decrease)	779	$ 11,231
Year ended October 31, 2020:
Shares sold	397	$ 5,096
Shares issued to shareholders in reinvestment of distributions	432	5,717
Shares redeemed	(1,335)	(16,920)
Net increase (decrease)	(506)	$ (6,107)

86	MainStay Asset Allocation Funds

Class R3	Shares	Amount
Year ended October 31, 2021:
Shares sold	45,884	$ 676,042
Shares issued to shareholders in reinvestment of distributions	3,804	53,481
Shares redeemed	(21,774)	(318,343)
Net increase (decrease)	27,914	$ 411,180
Year ended October 31, 2020:
Shares sold	10,784	$ 139,435
Shares issued to shareholders in reinvestment of distributions	2,661	35,092
Shares redeemed	(17,176)	(228,592)
Net increase (decrease)	(3,731)	$ (54,065)

SIMPLE Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	49,066	$ 730,987
Shares issued to shareholders in reinvestment of distributions	401	5,659
Shares redeemed	(5,879)	(85,704)
Net increase (decrease) in shares outstanding before conversion	43,588	650,942
Shares converted into SIMPLE Class (See Note 1)	8,204	118,928
Net increase (decrease)	51,792	$ 769,870
Period ended October 31, 2020:(a)
Shares sold	2,241	$ 31,026
Net increase (decrease) in shares outstanding before conversion	2,241	31,026
Shares converted into SIMPLE Class (See Note 1)	574	7,972
Net increase (decrease)	2,815	$ 38,998

(a)	The inception date of the class was August 31, 2020.
MainStay Growth Allocation Fund
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	3,172,649	$ 53,192,811
Shares issued to shareholders in reinvestment of distributions	2,020,572	31,376,297
Shares redeemed	(5,813,797)	(96,740,855)
Net increase (decrease) in shares outstanding before conversion	(620,576)	(12,171,747)
Shares converted into Class A (See Note 1)	3,466,843	57,511,022
Shares converted from Class A (See Note 1)	(24,581)	(396,778)
Net increase (decrease)	2,821,686	$ 44,942,497
Year ended October 31, 2020:
Shares sold	3,068,182	$ 42,357,978
Shares issued to shareholders in reinvestment of distributions	1,676,335	24,172,839
Shares redeemed	(7,195,515)	(100,026,192)
Net increase (decrease) in shares outstanding before conversion	(2,450,998)	(33,495,375)
Shares converted into Class A (See Note 1)	2,502,392	35,854,845
Shares converted from Class A (See Note 1)	(51,533)	(687,081)
Net increase (decrease)	(139)	$ 1,672,389

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,087,072	$ 18,055,508
Shares issued to shareholders in reinvestment of distributions	398,601	6,206,219
Shares redeemed	(841,538)	(13,956,069)
Net increase (decrease) in shares outstanding before conversion	644,135	10,305,658
Shares converted into Investor Class (See Note 1)	246,679	4,143,950
Shares converted from Investor Class (See Note 1)	(2,888,823)	(47,952,711)
Net increase (decrease)	(1,998,009)	$ (33,503,103)
Year ended October 31, 2020:
Shares sold	1,937,477	$ 26,904,667
Shares issued to shareholders in reinvestment of distributions	383,654	5,539,985
Shares redeemed	(1,281,335)	(17,937,941)
Net increase (decrease) in shares outstanding before conversion	1,039,796	14,506,711
Shares converted into Investor Class (See Note 1)	264,556	3,621,432
Shares converted from Investor Class (See Note 1)	(2,191,990)	(31,581,352)
Net increase (decrease)	(887,638)	$ (13,453,209)

87

Notes to Financial Statements (continued)
Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	9,479	$ 154,168
Shares issued to shareholders in reinvestment of distributions	95,067	1,462,126
Shares redeemed	(251,842)	(4,127,837)
Net increase (decrease) in shares outstanding before conversion	(147,296)	(2,511,543)
Shares converted from Class B (See Note 1)	(442,986)	(7,342,690)
Net increase (decrease)	(590,282)	$ (9,854,233)
Year ended October 31, 2020:
Shares sold	15,077	$ 199,799
Shares issued to shareholders in reinvestment of distributions	99,366	1,419,936
Shares redeemed	(431,351)	(5,931,247)
Net increase (decrease) in shares outstanding before conversion	(316,908)	(4,311,512)
Shares converted from Class B (See Note 1)	(453,254)	(6,187,533)
Net increase (decrease)	(770,162)	$ (10,499,045)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	132,849	$ 2,172,795
Shares issued to shareholders in reinvestment of distributions	95,378	1,467,859
Shares redeemed	(401,610)	(6,569,620)
Net increase (decrease) in shares outstanding before conversion	(173,383)	(2,928,966)
Shares converted from Class C (See Note 1)	(391,551)	(6,382,146)
Net increase (decrease)	(564,934)	$ (9,311,112)
Year ended October 31, 2020:
Shares sold	182,885	$ 2,518,183
Shares issued to shareholders in reinvestment of distributions	84,385	1,205,856
Shares redeemed	(534,301)	(7,414,089)
Net increase (decrease) in shares outstanding before conversion	(267,031)	(3,690,050)
Shares converted from Class C (See Note 1)	(87,272)	(1,179,655)
Net increase (decrease)	(354,303)	$ (4,869,705)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	148,062	$ 2,486,680
Shares issued to shareholders in reinvestment of distributions	30,069	472,689
Shares redeemed	(121,741)	(2,087,635)
Net increase (decrease) in shares outstanding before conversion	56,390	871,734
Shares converted into Class I (See Note 1)	2,890	45,971
Shares converted from Class I (See Note 1)	(569)	(9,450)
Net increase (decrease)	58,711	$ 908,255
Year ended October 31, 2020:
Shares sold	82,979	$ 1,147,287
Shares issued to shareholders in reinvestment of distributions	32,381	472,121
Shares redeemed	(317,430)	(4,544,108)
Net increase (decrease) in shares outstanding before conversion	(202,070)	(2,924,700)
Shares converted into Class I (See Note 1)	365	5,465
Net increase (decrease)	(201,705)	$ (2,919,235)

Class R1	Shares	Amount
Year ended October 31, 2021:
Shares sold	927	$ 15,923
Shares issued to shareholders in reinvestment of distributions	122	1,920
Shares redeemed	(13)	(231)
Net increase (decrease)	1,036	$ 17,612
Year ended October 31, 2020:
Shares sold	373	$ 4,987
Shares issued to shareholders in reinvestment of distributions	80	1,161
Shares redeemed	(3)	(52)
Net increase (decrease)	450	$ 6,096

Class R2	Shares	Amount
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	322	$ 4,993
Shares redeemed	(1,354)	(23,014)
Net increase (decrease)	(1,032)	$ (18,021)
Year ended October 31, 2020:
Shares sold	181	$ 2,641
Shares issued to shareholders in reinvestment of distributions	301	4,340
Shares redeemed	(3,336)	(48,954)
Net increase (decrease)	(2,854)	$ (41,973)

88	MainStay Asset Allocation Funds

Class R3	Shares	Amount
Year ended October 31, 2021:
Shares sold	34,815	$ 583,481
Shares issued to shareholders in reinvestment of distributions	3,423	52,983
Shares redeemed	(23,149)	(385,476)
Net increase (decrease)	15,089	$ 250,988
Year ended October 31, 2020:
Shares sold	40,591	$ 562,546
Shares issued to shareholders in reinvestment of distributions	3,608	51,850
Shares redeemed	(56,120)	(770,351)
Net increase (decrease)	(11,921)	$ (155,955)

SIMPLE Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	64,224	$ 1,080,104
Shares issued to shareholders in reinvestment of distributions	1,052	16,390
Shares redeemed	(13,851)	(226,855)
Net increase (decrease) in shares outstanding before conversion	51,425	869,639
Shares converted into SIMPLE Class (See Note 1)	23,642	382,832
Net increase (decrease)	75,067	$ 1,252,471
Period ended October 31, 2020:(a)
Shares sold	2,253	$ 33,721
Net increase (decrease) in shares outstanding before conversion	2,253	33,721
Shares converted into SIMPLE Class (See Note 1)	10,286	153,879
Net increase (decrease)	12,539	$ 187,600

(a)	The inception date of the class was August 31, 2020.
MainStay Equity Allocation Fund
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,494,848	$ 27,006,566
Shares issued to shareholders in reinvestment of distributions	872,425	14,499,695
Shares redeemed	(2,978,513)	(53,821,402)
Net increase (decrease) in shares outstanding before conversion	(611,240)	(12,315,141)
Shares converted into Class A (See Note 1)	2,041,426	36,649,970
Shares converted from Class A (See Note 1)	(11,978)	(210,797)
Net increase (decrease)	1,418,208	$ 24,124,032
Year ended October 31, 2020:
Shares sold	1,931,070	$ 27,082,898
Shares issued to shareholders in reinvestment of distributions	897,152	13,555,975
Shares redeemed	(3,120,522)	(44,762,253)
Net increase (decrease) in shares outstanding before conversion	(292,300)	(4,123,380)
Shares converted into Class A (See Note 1)	1,297,821	19,275,661
Shares converted from Class A (See Note 1)	(20,097)	(263,137)
Net increase (decrease)	985,424	$ 14,889,144

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	653,167	$ 11,715,859
Shares issued to shareholders in reinvestment of distributions	202,761	3,371,913
Shares redeemed	(436,864)	(7,851,483)
Net increase (decrease) in shares outstanding before conversion	419,064	7,236,289
Shares converted into Investor Class (See Note 1)	127,858	2,335,995
Shares converted from Investor Class (See Note 1)	(1,802,767)	(32,287,138)
Net increase (decrease)	(1,255,845)	$(22,714,854)
Year ended October 31, 2020:
Shares sold	1,263,235	$ 18,001,306
Shares issued to shareholders in reinvestment of distributions	247,282	3,736,474
Shares redeemed	(641,225)	(9,331,023)
Net increase (decrease) in shares outstanding before conversion	869,292	12,406,757
Shares converted into Investor Class (See Note 1)	146,615	2,051,268
Shares converted from Investor Class (See Note 1)	(1,096,498)	(16,439,492)
Net increase (decrease)	(80,591)	$ (1,981,467)

89

Notes to Financial Statements (continued)
Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	12,121	$ 211,656
Shares issued to shareholders in reinvestment of distributions	56,825	916,583
Shares redeemed	(199,101)	(3,459,502)
Net increase (decrease) in shares outstanding before conversion	(130,155)	(2,331,263)
Shares converted from Class B (See Note 1)	(255,906)	(4,519,402)
Net increase (decrease)	(386,061)	$ (6,850,665)
Year ended October 31, 2020:
Shares sold	20,634	$ 270,100
Shares issued to shareholders in reinvestment of distributions	74,978	1,105,929
Shares redeemed	(219,674)	(3,052,600)
Net increase (decrease) in shares outstanding before conversion	(124,062)	(1,676,571)
Shares converted from Class B (See Note 1)	(280,314)	(3,857,734)
Net increase (decrease)	(404,376)	$ (5,534,305)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	65,817	$ 1,155,539
Shares issued to shareholders in reinvestment of distributions	48,679	786,655
Shares redeemed	(241,072)	(4,191,419)
Net increase (decrease) in shares outstanding before conversion	(126,576)	(2,249,225)
Shares converted from Class C (See Note 1)	(131,844)	(2,306,142)
Net increase (decrease)	(258,420)	$ (4,555,367)
Year ended October 31, 2020:
Shares sold	116,621	$ 1,602,083
Shares issued to shareholders in reinvestment of distributions	54,379	803,179
Shares redeemed	(272,878)	(3,834,122)
Net increase (decrease) in shares outstanding before conversion	(101,878)	(1,428,860)
Shares converted from Class C (See Note 1)	(57,811)	(766,566)
Net increase (decrease)	(159,689)	$ (2,195,426)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	59,525	$ 1,085,155
Shares issued to shareholders in reinvestment of distributions	15,490	262,250
Shares redeemed	(59,385)	(1,095,430)
Net increase (decrease) in shares outstanding before conversion	15,630	251,975
Shares converted into Class I (See Note 1)	1,172	22,557
Net increase (decrease)	16,802	$ 274,532
Year ended October 31, 2020:
Shares sold	58,859	$ 883,398
Shares issued to shareholders in reinvestment of distributions	16,530	254,066
Shares redeemed	(81,587)	(1,197,521)
Net increase (decrease)	(6,198)	$ (60,057)

Class R3	Shares	Amount
Year ended October 31, 2021:
Shares sold	25,036	$ 444,290
Shares issued to shareholders in reinvestment of distributions	3,904	64,497
Shares redeemed	(13,180)	(240,690)
Net increase (decrease)	15,760	$ 268,097
Year ended October 31, 2020:
Shares sold	25,100	$ 364,584
Shares issued to shareholders in reinvestment of distributions	3,420	51,399
Shares redeemed	(5,937)	(89,996)
Net increase (decrease)	22,583	$ 325,987

SIMPLE Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	19,167	$ 353,167
Shares issued to shareholders in reinvestment of distributions	237	3,947
Shares redeemed	(15,601)	(272,559)
Net increase (decrease) in shares outstanding before conversion	3,803	84,555
Shares converted into SIMPLE Class (See Note 1)	18,059	314,957
Net increase (decrease)	21,862	$ 399,512
Period ended October 31, 2020:(a)
Shares sold	1,598	$ 25,091
Net increase (decrease)	1,598	$ 25,091

(a)	The inception date of the class was August 31, 2020.

Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further

90	MainStay Asset Allocation Funds

adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Allocation Funds' performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Allocation Funds as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
91

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Funds and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund, and MainStay Equity Allocation Fund (each a Fund and collectively, the Funds), four of the funds constituting MainStay Funds Trust, including the portfolios of investments, as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
92	MainStay Asset Allocation Funds

Federal Income Tax
Information   (Unaudited)
The Allocation Funds are required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Allocation Funds during such fiscal years.
Accordingly, the Allocation Funds paid the following as long term capital gain distributions.
MainStay Conservative Allocation Fund	$13,593,913
MainStay Moderate Allocation Fund	29,884,143
MainStay Growth Allocation Fund	33,118,632
MainStay Equity Allocation Fund	17,824,989
For the fiscal year ended October 31, 2021, the Allocation Funds designated approximately the following amounts under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
QDI$
MainStay Conservative Allocation Fund	$ 959,352
MainStay Moderate Allocation Fund	4,140,305
MainStay Growth Allocation Fund	3,449,313
MainStay Equity Allocation Fund	1,189,980
The dividends paid by the following Allocation Funds during the fiscal year ended October 31, 2021 which are not designated as capital gain distributions should be multiplied by the following percentages to arrive at the amount eligible for the corporate dividend received deduction.
DRD%
MainStay Conservative Allocation Fund	8.08%
MainStay Moderate Allocation Fund	19.07%
MainStay Growth Allocation Fund	26.55%
MainStay Equity Allocation Fund	32.47%
The list of qualified Fund of Funds passing through foreign tax credits for the tax year ended October 31, 2021 is listed below.
FTC$
MainStay Conservative Allocation Fund	$ 50,181
MainStay Moderate Allocation Fund	145,398
MainStay Growth Allocation Fund	213,579
MainStay Equity Allocation Fund	140,302
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Allocation Funds' fiscal year ended October 31, 2021.
Proxy Voting Record
Each Allocation Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Allocation Funds' holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
93

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Funds (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
94	MainStay Asset Allocation Funds

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
95

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
96	MainStay Asset Allocation Funds

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
97

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1718020MS180-21	MSAA11-12/21
(NYLIM) NL224

MainStay Epoch Capital Growth Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	6/30/2016	34.77%	17.87%	16.86%	1.16%
		Excluding sales charges		42.61	19.21	18.10	1.16
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	6/30/2016	34.95	17.59	16.60	1.36
		Excluding sales charges		42.05	18.92	17.84	1.36
Class C Shares	Maximum 1% CDSC	With sales charges	6/30/2016	40.17	18.04	16.98	2.11
	if Redeemed Within One Year of Purchase	Excluding sales charges		41.17	18.04	16.98	2.11
Class I Shares	No Sales Charge		6/30/2016	42.99	19.49	18.38	0.93

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Since Inception
MSCI World Index (Net)[1]	40.42%	15.45%	15.02%
Morningstar World Large Stock Growth Category Average[2]	33.91	18.83	18.25

1.	The MSCI World Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar World Large Stock Growth Category Average is a representative of funds that invest in a variety of international stocks and typically skew towards large caps that are more expensive or projected to grow faster than other global large-cap stocks. World large stock growth portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in developed markets, with the remainder divided among the globe's emerging markets. These portfolios are not significantly overweight U.S. equity exposure relative to the Morningstar Global Market Index and maintain at least a 20% absolute U.S. exposure. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch Capital Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Capital Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,101.90	$ 6.04	$1,019.46	$ 5.80	1.14%
Investor Class Shares	$1,000.00	$1,100.20	$ 7.57	$1,018.00	$ 7.27	1.43%
Class C Shares	$1,000.00	$1,095.70	$11.52	$1,014.22	$11.07	2.18%
Class I Shares	$1,000.00	$1,103.60	$ 4.72	$1,020.72	$ 4.53	0.89%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of October 31, 2021 (Unaudited)
United States	66.1%
Japan	3.6
Switzerland	3.4
China	2.8
Denmark	2.4
Canada	2.4
Australia	2.3
Sweden	2.3
Italy	2.1
Netherlands	2.0
Taiwan	2.0
France	1.9
United Kingdom	1.7
Spain	1.4%
Malta	1.0
Jordan	1.0
Mexico	0.6
Indonesia	0.5
Hong Kong	0.4
Singapore	0.4
South Africa	0.3
Norway	0.3
Other Assets, Less Liabilities	–0.9
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Alphabet, Inc., Class A
3.	Zoetis, Inc.
4.	Eli Lilly and Co.
5.	Gentex Corp.
6.	Ferguson plc
7.	Fortinet, Inc.
8.	LPL Financial Holdings, Inc.
9.	Costco Wholesale Corp.
10.	Wingstop, Inc.

8	MainStay Epoch Capital Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers William W. Priest, CFA, Steven D. Bleiberg, Michael A. Welhoelter, CFA, and David J. Siino, CFA, CAIA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch Capital Growth Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay Epoch Capital Growth Fund returned 42.99%, outperforming the 40.42% return of the Fund’s benchmark, the MSCI World Index (Net) (the “Index”). Over the same period, Class I shares also outperformed the 33.91% return of the Morningstar World Large Stock Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund outperformed the Index during the reporting period largely due to strong security selections, which more than made up for modestly underperforming sector allocations.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
The reporting period was dominated by news related to the ongoing COVID-19 pandemic. Word that successful vaccines had been developed sparked a rally in energy and financials stocks starting in November 2020, as investors began to price in an end to the pandemic and a resumption of faster economic growth. Strength in those two sectors pushed value-oriented indices to outperform growth-oriented indices through the early months of 2021.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
Stock selection in the information technology sector made the largest positive contribution to the Fund’s performance compared to the Index. (Contributions take weightings and total returns into account.) Stock selection in the consumer staples sector was also a positive, as was underweight allocation to the utilities sector. Conversely, stock selection in the materials and communication services sectors detracted, as did the Fund’s overweight allocation to the health care sector.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The strongest positive contributors to the Fund’s absolute performance during the reporting period included positions in cybersecurity software company Fortinet, independent broker-dealer LPL Financial, and semiconductor manufacturing equipment maker Applied Materials. The COVID-19 pandemic drove a large increase in the number of people working from home, which, in turn, ratcheted up demand for cybersecurity products. Fortinet executed extremely well in this environment. LPL proved very successful in attracting financial advisors to its platform from large, full-service broker-dealers by offering them more attractive economics. Applied Materials benefited from a surge in capital spending by the big chip manufacturers as they increased production to meet very strong demand.
The most significant detractors from the Fund’s absolute performance during the same period were holdings in China-based automobile purchasing and sales website Autohome, and nitrile glove manufacturer Hartalega Holdings. Market leader Autohome saw marginally more competition than had been expected. The stock also suffered as increased U.S. disclosure requirements threatened to force many Chinese companies, including Autohome, to delist in the United States. The Fund exited its position in the stock. Hartalega stock had surged in the months before the reporting period, tripling in the first ten months of 2020 as the COVID-19 pandemic sent demand for gloves skyrocketing. News of successful COVID-19 vaccines sent the shares back down. We believed that there was still a longer-term case to own the stock beyond the pandemic-related demand for gloves, as there was still a secular growth story in the industry, but finally concluded that pandemic-related news was likely to dominate the stock’s price movements for some time to come and sold the Fund’s position.
What were some of the Fund’s largest purchases and sales during the reporting period?
Significant new purchases during the reporting period included shares of pharmaceutical company Eli Lilly, drug and medical device development services provider Medpace Holdings, and semiconductor maker Silergy.
Eli Lilly is one of the best-known and long-established drug companies in the United States. The company’s leading position in diabetes management accounts for approximately half of the firm's revenue, with other divisions focusing on oncology, immunology and neurology. The company spends heavily on research and development (“R&D”). Eli Lilly was the first company to mass produce insulin almost 100 years ago, and in recent decades has produced additional drugs that help patients manage diabetes. It currently holds the top or second-place share of the markets for many diabetes drugs. Since the disease is never cured, patients use the drugs for many years. Competition is sufficiently limited that Eli Lilly commands strong pricing power, earning a return on invested capital (“ROIC”) well above its cost of capital and maintaining wide gross margins. On top of the steady growth from its portfolio of diabetes treatments, we expect the

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

company to see additional growth from drugs in its immunology segment (for psoriasis) and its oncology segment (for breast cancer). We further expect the company's strong R&D spending to enable it to grow organically without high-priced (and ROIC-diluting) acquisitions.
Medpace Holdings is a contract research organization (“CRO”) that provides fully outsourced clinical trial management services to biotechnology, pharmaceutical and medical device companies across all major therapeutic areas. The CRO industry generally has benefited from consistent growth in overall R&D spending by pharmaceutical firms, as well as a steady trend toward more outsourcing. These two factors have allowed CRO companies to grow without needing to compete aggressively on price. Rather, participants compete on other factors, such as experience within specific therapeutic areas; quality of staff and services; reliability; and the ability to organize and manage large-scale, global clinical trials. Medpace has specialized in serving the specific needs of small and mid-sized biotechnology companies, an area that has seen even faster R&D spending growth than the overall pharmaceutical sector. The company's reputation for working with small and mid-sized biopharma firms and for successfully operating trials has created trusted relationships that have helped the company build a profitable and growing business. Medpace is highly diversified by customer and product, and the company has primarily grown organically. The number of small biotechnology firms is growing, which we believe should provide the company with additional growth opportunities.
Silergy designs power management integrated circuits (“PMICs”). Its products are widely used in consumer electronics, industrial, information and network communication products. The company has been called "the Texas Instruments of China" due to the breadth, quality and functionality of its products. Silergy operates as a fabless semiconductor company, outsourcing production to foundries This allows it to leverage its intellectual property without investing in capital intensive production, which boosts margins and lowers required capital, both of which boost ROIC. Unlike many "design shops," Silergy does not just design the underlying chips; it also designs the processes for fabrication, packaging and testing the chips. This confers a cost advantage versus other fabless peers and allows Silergy to control a higher percentage of the value chain. Leading analog chip makers such as Silergy earn wide gross margins due to scale and a relatively low price point, which makes modest price increases easier for customers to digest. Analog chips, of which PMICs are the largest segment, are essential to an increasing number of devices and products. While not as sophisticated as logic chips, their design requires deep expertise that takes years to develop. PMICs are also a high margin product for foundries, which tend to prioritize their manufacture during periods of tight capacity, such as we have seen since the second half of 2020. As a result, PMIC companies like Silergy tend to be less susceptible to supply-chain inefficiencies than other semiconductor makers. Silergy's fastest growing segments—industrial and automotive—generate above-average gross margins and should continue to drive the company’s net operating profit after tax higher. Silergy was not in the auto business until a few years ago, but due to increased demand from electric vehicle manufacturers for its power management chips, auto is a quickly growing segment for the company. It is also entering or expanding in product areas such chips for fast-charging of 5G phones, 5G base stations and servers for data centers. We believe the broadening of end markets will likely maintain the company’s top-line growth and strengthen its position as an industry leader.
The Fund’s largest sales during the same period included its entire positions in Alexion Pharmaceuticals and Zhejiang Weixing New Building Materials. The Fund exited Alexion after the company agreed to be acquired by AstraZeneca at a significant premium to prior stock price. The Fund sold its holdings in Zhejiang Weixing as its score in our core stock evaluation model had deteriorated, and we were able to find more attractive investment opportunities elsewhere.
How did the Fund’s sector and/or country weightings change during the reporting period?
During the reporting period, the Fund's weightings in the information technology and health care sectors increased. The Fund's weightings decreased in the industrials, consumer staples and materials sectors. The largest increases in country weights were in the United States, Switzerland and Taiwan, while the most significant decreases were in China and Japan.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2021, the Fund held its most overweight exposures relative to the Index in the health care and information technology sectors. As of the same date, the Fund’s most underweight positions were in financials, utilities and energy. From a country perspective, the Fund’s largest overweights were in Taiwan, Sweden and Denmark, while its most significant underweights were in the United States, Japan and Germany.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Epoch Capital Growth Fund

Portfolio of Investments October 31, 2021†
	Shares	Value
Common Stocks 98.8%
Australia 2.3%
CSL Ltd. (Biotechnology)	4,717	$ 1,066,248
REA Group Ltd. (Interactive Media & Services)	3,479	419,099
Silver Lake Resources Ltd. (Metals & Mining) (a)	249,842	318,564
		1,803,911
Canada 2.4%
Alimentation Couche-Tard, Inc., Class B (Food & Staples Retailing)	17,305	649,077
Constellation Software, Inc. (Software)	567	996,460
Kirkland Lake Gold Ltd. (Metals & Mining)	5,751	242,429
		1,887,966
China 2.8%
A-Living Smart City Services Co. Ltd. (Real Estate Management & Development) (b)	110,750	371,515
Chongqing Brewery Co. Ltd., Class A (Beverages) (a)	10,974	258,003
Hangzhou Robam Appliances Co. Ltd., Class A (Household Durables)	52,000	254,584
Silergy Corp. (Semiconductors & Semiconductor Equipment)	6,000	988,187
SITC International Holdings Co. Ltd. (Marine)	92,000	311,574
		2,183,863
Denmark 2.4%
Coloplast A/S, Class B (Health Care Equipment & Supplies)	3,509	572,019
Genmab A/S (Biotechnology) (a)	1,114	499,266
Novo Nordisk A/S, Class B (Pharmaceuticals)	7,633	835,419
		1,906,704
France 1.9%
Edenred (IT Services)	13,730	742,328
Sartorius Stedim Biotech (Life Sciences Tools & Services)	1,347	741,506
		1,483,834
Hong Kong 0.4%
Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	5,800	350,959
Indonesia 0.5%
Bank Central Asia Tbk. PT (Banks)	724,500	382,258
	Shares	Value

Italy 2.1%
DiaSorin SpA (Health Care Equipment & Supplies)	1,439	$ 324,962
FinecoBank Banca Fineco SpA (Banks) (a)	45,334	865,487
Recordati Industria Chimica e Farmaceutica SpA (Pharmaceuticals)	7,244	453,204
		1,643,653
Japan 3.6%
Digital Arts, Inc. (Software)	3,600	292,485
Goldwin, Inc. (Textiles, Apparel & Luxury Goods)	3,000	180,829
Hoya Corp. (Health Care Equipment & Supplies)	4,200	616,320
Medical Data Vision Co. Ltd. (Health Care Technology) (c)	13,600	174,572
Nexon Co. Ltd. (Entertainment)	22,200	376,119
Unicharm Corp. (Household Products)	19,000	765,501
Zenkoku Hosho Co. Ltd. (Diversified Financial Services)	8,600	415,003
		2,820,829
Jordan 1.0%
Hikma Pharmaceuticals plc (Pharmaceuticals)	23,219	764,857
Malta 1.0%
Kindred Group plc SDR (Hotels, Restaurants & Leisure)	57,556	804,229
Mexico 0.6%
Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	140,300	489,360
Netherlands 2.0%
ASML Holding NV (Semiconductors & Semiconductor Equipment)	981	794,392
BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	7,026	641,317
Topicus.com, Inc. (Software) (a)	1,132	126,326
		1,562,035
Norway 0.3%
Salmar ASA (Food Products)	3,366	256,198
Singapore 0.4%
Singapore Exchange Ltd. (Capital Markets)	44,900	322,308

11

Portfolio of Investments October 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
South Africa 0.3%
FirstRand Ltd. (Diversified Financial Services)	69,124	$ 262,513
Spain 1.4%
Amadeus IT Group SA (IT Services) (a)	6,528	436,482
Industria de Diseno Textil SA (Specialty Retail) (c)	18,553	670,013
		1,106,495
Sweden 2.3%
Atlas Copco AB, Class B (Machinery)	9,210	498,142
Epiroc AB, Class B (Machinery)	13,635	289,752
Evolution AB (Hotels, Restaurants & Leisure) (b)	2,757	445,974
Swedish Match AB (Tobacco)	62,619	551,088
		1,784,956
Switzerland 3.4%
Kuehne + Nagel International AG (Registered) (Marine)	2,480	780,891
Logitech International SA (Registered) (Technology Hardware, Storage & Peripherals)	8,041	669,381
Partners Group Holding AG (Capital Markets)	361	629,857
Tecan Group AG (Registered) (Life Sciences Tools & Services)	955	584,098
		2,664,227
Taiwan 2.0%
eMemory Technology, Inc. (Semiconductors & Semiconductor Equipment)	12,000	992,503
Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	13,000	194,239
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	17,000	360,681
		1,547,423
United Kingdom 1.7%
Fevertree Drinks plc (Beverages)	13,327	413,835
Games Workshop Group plc (Leisure Products)	2,612	344,775
Howden Joinery Group plc (Trading Companies & Distributors)	45,500	572,751
		1,331,361
United States 64.0%
Accenture plc, Class A (IT Services)	2,522	904,868
Adobe, Inc. (Software) (a)	974	633,451
	Shares	Value

United States (continued)
Align Technology, Inc. (Health Care Equipment & Supplies) (a)	725	$ 452,668
Alphabet, Inc., Class A (Interactive Media & Services) (a)	481	1,424,203
Apple, Inc. (Technology Hardware, Storage & Peripherals)	6,734	1,008,753
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	5,272	720,419
Arista Networks, Inc. (Communications Equipment) (a)	2,402	984,075
Artisan Partners Asset Management, Inc., Class A (Capital Markets)	15,795	782,484
Automatic Data Processing, Inc. (IT Services)	3,548	796,491
Avast plc (Software) (b)	65,697	503,134
Booking Holdings, Inc. (Hotels, Restaurants & Leisure) (a)	224	542,255
Bruker Corp. (Life Sciences Tools & Services)	5,491	440,927
Chemed Corp. (Health Care Providers & Services)	1,370	660,683
Copart, Inc. (Commercial Services & Supplies) (a)	182	28,263
Corcept Therapeutics, Inc. (Pharmaceuticals) (a)(c)	26,167	471,006
Costco Wholesale Corp. (Food & Staples Retailing)	2,487	1,222,460
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods) (a)	2,029	802,084
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	1,565	765,238
Donaldson Co., Inc. (Machinery)	5,055	303,351
Electronic Arts, Inc. (Entertainment)	4,688	657,492
Eli Lilly and Co. (Pharmaceuticals)	5,508	1,403,218
Expeditors International of Washington, Inc. (Air Freight & Logistics)	3,799	468,265
Exponent, Inc. (Professional Services)	5,852	671,810
Fastenal Co. (Trading Companies & Distributors)	19,354	1,104,726
Ferguson plc (Trading Companies & Distributors)	9,116	1,371,704
Fortinet, Inc. (Software) (a)	3,926	1,320,471
Gentex Corp. (Auto Components)	38,942	1,378,157
Home Depot, Inc. (The) (Specialty Retail)	2,138	794,780
Intuit, Inc. (Software)	1,616	1,011,600
Intuitive Surgical, Inc. (Health Care Equipment & Supplies) (a)	1,101	397,604
KLA Corp. (Semiconductors & Semiconductor Equipment)	2,774	1,034,036

12	MainStay Epoch Capital Growth Fund

	Shares	Value
Common Stocks (continued)
United States (continued)
Lam Research Corp. (Semiconductors & Semiconductor Equipment)	1,567	$ 883,114
Liberty Media Corp-Liberty SiriusXM (a)
Class A (Media)	11,960	595,369
Class C (Media)	665	32,798

LPL Financial Holdings, Inc. (Capital Markets)	7,819	1,282,472
Manhattan Associates, Inc. (Software) (a)	2,234	405,560
MarketAxess Holdings, Inc. (Capital Markets)	1,186	484,683
Masimo Corp. (Health Care Equipment & Supplies) (a)	3,960	1,122,818
Mastercard, Inc., Class A (IT Services)	3,101	1,040,448
Medpace Holdings, Inc. (Life Sciences Tools & Services) (a)	5,101	1,155,632
Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (a)	424	627,893
Microsoft Corp. (Software)	4,355	1,444,205
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	1,868	981,559
Monster Beverage Corp. (Beverages) (a)	12,975	1,102,875
MSCI, Inc. (Capital Markets)	751	499,325
Paychex, Inc. (IT Services)	8,264	1,018,786
Qualys, Inc. (Software) (a)	2,832	352,527
Rollins, Inc. (Commercial Services & Supplies)	10,121	356,563
Southwest Airlines Co. (Airlines) (a)	9,204	435,165
Starbucks Corp. (Hotels, Restaurants & Leisure)	7,144	757,764
T. Rowe Price Group, Inc. (Capital Markets)	3,926	851,471
Take-Two Interactive Software, Inc. (Entertainment) (a)	5,445	985,545
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	4,029	755,357
TJX Cos., Inc. (The) (Specialty Retail)	6,327	414,355
TTEC Holdings, Inc. (IT Services)	2,798	264,103
Union Pacific Corp. (Road & Rail)	3,898	940,977
UnitedHealth Group, Inc. (Health Care Providers & Services)	1,874	862,921
Veeva Systems, Inc., Class A (Health Care Technology) (a)	1,685	534,162
Waters Corp. (Life Sciences Tools & Services) (a)	1,080	396,954
West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	1,055	453,523
Western Alliance Bancorp (Banks)	6,453	749,129
Wingstop, Inc. (Hotels, Restaurants & Leisure)	6,813	1,175,038
	Shares	Value

United States (continued)

World Wrestling Entertainment, Inc., Class A (Entertainment)	6,332	$ 386,822
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	4,028	503,258
Zoetis, Inc. (Pharmaceuticals)	6,500	1,405,300
		50,319,147
Total Common Stocks (Cost $55,281,820)		77,679,086
Short-Term Investments 2.1%
Affiliated Investment Company 1.2%
United States 1.2%
MainStay U.S. Government Liquidity Fund, 0.01% (d)	989,337	989,337
Unaffiliated Investment Company 0.9%
United States 0.9%
Wells Fargo Government Money Market Fund, 0.025% (d)(e)	709,999	709,999
Total Short-Term Investments (Cost $1,699,336)		1,699,336
Total Investments (Cost $56,981,156)	100.9%	79,378,422
Other Assets, Less Liabilities	(0.9)	(730,576)
Net Assets	100.0%	$ 78,647,846

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	All or a portion of this security was held on loan. As of October 31, 2021, the aggregate market value of securities on loan was $711,616; the total market value of collateral held by the Fund was $752,945. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $42,946. The Fund received cash collateral with a value of $709,999. (See Note 2(I))
(d)	Current yield as of October 31, 2021.
(e)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
SDR—Special Drawing Right
13

Portfolio of Investments October 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 77,679,086	$ —	$ —	$ 77,679,086
Short-Term Investments
Affiliated Investment Company	989,337	—	—	989,337
Unaffiliated Investment Company	709,999	—	—	709,999
Total Short-Term Investments	1,699,336	—	—	1,699,336
Total Investments in Securities	$ 79,378,422	$ —	$ —	$ 79,378,422

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
14	MainStay Epoch Capital Growth Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †
Air Freight & Logistics	$ 468,265	0.6%
Airlines	435,165	0.6
Auto Components	1,378,157	1.8
Banks	1,996,874	2.6
Beverages	1,774,713	2.2
Biotechnology	1,565,514	2.0
Capital Markets	5,203,559	6.5
Commercial Services & Supplies	384,826	0.5
Communications Equipment	984,075	1.3
Diversified Financial Services	677,516	0.8
Entertainment	2,405,978	3.1
Food & Staples Retailing	2,360,897	3.0
Food Products	256,198	0.3
Health Care Equipment & Supplies	3,939,914	5.0
Health Care Providers & Services	1,523,604	1.9
Health Care Technology	708,734	0.9
Hotels, Restaurants & Leisure	4,993,756	6.4
Household Durables	254,584	0.3
Household Products	765,501	1.0
Interactive Media & Services	1,843,302	2.3
IT Services	5,203,506	6.6
Leisure Products	344,775	0.5
Life Sciences Tools & Services	3,947,010	5.0
Machinery	1,091,245	1.4
Marine	1,092,465	1.4
Media	628,167	0.8
Metals & Mining	560,993	0.7
Pharmaceuticals	5,333,004	6.9
Professional Services	671,810	0.9
Real Estate Management & Development	371,515	0.5
Road & Rail	940,977	1.2
Semiconductors & Semiconductor Equipment	8,345,804	10.6
Software	7,086,219	9.0
Specialty Retail	1,879,148	2.3
Technology Hardware, Storage & Peripherals	1,678,134	2.2
Textiles, Apparel & Luxury Goods	982,913	1.2
Tobacco	551,088	0.7
Trading Companies & Distributors	3,049,181	3.8
	77,679,086	98.8
Short-Term Investments	1,699,336	2.1
Other Assets, Less Liabilities	(730,576)	(0.9)
Net Assets	$78,647,846	100.0%

†	Percentages indicated are based on Fund net assets.
15

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $55,991,819) including securities on loan of $711,616	$78,389,085
Investment in affiliated investment companies, at value (identified cost $989,337)	989,337
Cash	7
Due from custodian	399,284
Receivables:
Investment securities sold	2,666,355
Dividends and interest	136,201
Fund shares sold	81,544
Securities lending	84
Other assets	24,649
Total assets	82,686,546
Liabilities
Cash collateral received for securities on loan	709,999
Foreign currency due to custodian, at value	127,440
Payables:
Investment securities purchased	3,028,486
Fund shares redeemed	65,590
Professional fees	43,433
Manager (See Note 3)	27,096
Shareholder communication	16,135
NYLIFE Distributors (See Note 3)	5,801
Custodian	5,036
Transfer agent (See Note 3)	4,665
Trustees	315
Accrued expenses	4,704
Total liabilities	4,038,700
Net assets	$78,647,846
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 4,594
Additional paid-in-capital	38,789,628
38,794,222
Total distributable earnings (loss)	39,853,624
Net assets	$78,647,846
Class A
Net assets applicable to outstanding shares	$21,767,363
Shares of beneficial interest outstanding	1,273,635
Net asset value per share outstanding	$ 17.09
Maximum sales charge (5.50% of offering price)	0.99
Maximum offering price per share outstanding	$ 18.08
Investor Class
Net assets applicable to outstanding shares	$ 1,648,166
Shares of beneficial interest outstanding	96,841
Net asset value per share outstanding	$ 17.02
Maximum sales charge (5.00% of offering price)	0.90
Maximum offering price per share outstanding	$ 17.92
Class C
Net assets applicable to outstanding shares	$ 1,288,319
Shares of beneficial interest outstanding	78,108
Net asset value and offering price per share outstanding	$ 16.49
Class I
Net assets applicable to outstanding shares	$53,943,998
Shares of beneficial interest outstanding	3,145,404
Net asset value and offering price per share outstanding	$ 17.15

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch Capital Growth Fund

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $46,784)	$ 762,924
Securities lending	2,852
Dividends-affiliated	144
Total income	765,920
Expenses
Manager (See Note 3)	521,151
Professional fees	83,563
Registration	62,897
Distribution/Service—Class A (See Note 3)	35,873
Distribution/Service—Investor Class (See Note 3)	4,124
Distribution/Service—Class C (See Note 3)	11,977
Custodian	46,683
Transfer agent (See Note 3)	26,452
Shareholder communication	15,221
Trustees	1,787
Interest expense	1,300
Insurance	983
Miscellaneous	10,789
Total expenses before waiver/reimbursement	822,800
Expense waiver/reimbursement from Manager (See Note 3)	(139,262)
Net expenses	683,538
Net investment income (loss)	82,382
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	19,535,912
Foreign currency transactions	(29,640)
Net realized gain (loss)	19,506,272
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	5,300,881
Translation of other assets and liabilities in foreign currencies	(2,622)
Net change in unrealized appreciation (depreciation)	5,298,259
Net realized and unrealized gain (loss)	24,804,531
Net increase (decrease) in net assets resulting from operations	$24,886,913
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 82,382	$ 277,155
Net realized gain (loss)	19,506,272	19,404,085
Net change in unrealized appreciation (depreciation)	5,298,259	(2,801,415)
Net increase (decrease) in net assets resulting from operations	24,886,913	16,879,825
Distributions to shareholders:
Class A	(1,425,751)	(216,436)
Investor Class	(268,568)	(60,202)
Class C	(201,859)	(58,323)
Class I	(10,411,550)	(6,493,759)
Total distributions to shareholders	(12,307,728)	(6,828,720)
Capital share transactions:
Net proceeds from sales of shares	38,605,038	5,483,276
Net asset value of shares issued to shareholder in reinvestment of distributions	12,162,981	6,767,399
Cost of shares redeemed	(50,502,481)	(82,415,573)
Increase (decrease) in net assets derived from capital share transactions	265,538	(70,164,898)
Net increase (decrease) in net assets	12,844,723	(60,113,793)
Net Assets
Beginning of year	65,803,123	125,916,916
End of year	$ 78,647,846	$ 65,803,123
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch Capital Growth Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.43	$ 13.20	$ 12.21	$ 12.55	$ 10.10
Net investment income (loss) (a)	(0.01)	0.00‡	0.07	0.07	0.05
Net realized and unrealized gain (loss)	5.43	1.92	1.81	0.02	2.42
Total from investment operations	5.42	1.92	1.88	0.09	2.47
Less distributions:
From net investment income	(0.03)	(0.07)	(0.08)	(0.07)	(0.02)
From net realized gain on investments	(2.73)	(0.62)	(0.81)	(0.36)	—
Total distributions	(2.76)	(0.69)	(0.89)	(0.43)	(0.02)
Net asset value at end of year	$ 17.09	$ 14.43	$ 13.20	$ 12.21	$ 12.55
Total investment return (b)	42.61%	15.31%	16.82%	0.63%	24.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.08)%	0.01%	0.58%	0.57%	0.46%
Net expenses (c)	1.15%	1.13%	1.15%	1.15%	1.15%
Expenses (before waiver/reimbursement) (c)	1.36%	1.16%	1.27%	1.15%	1.15%
Portfolio turnover rate	80%	43%	46%	51%	56%
Net assets at end of year (in 000’s)	$ 21,767	$ 6,733	$ 4,041	$ 268	$ 110

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.40	$ 13.16	$ 12.18	$ 12.54	$ 10.10
Net investment income (loss) (a)	(0.05)	(0.02)	0.04	0.05	0.05
Net realized and unrealized gain (loss)	5.40	1.92	1.80	0.01	2.41
Total from investment operations	5.35	1.90	1.84	0.06	2.46
Less distributions:
From net investment income	(0.00)‡	(0.04)	(0.05)	(0.06)	(0.02)
From net realized gain on investments	(2.73)	(0.62)	(0.81)	(0.36)	—
Total distributions	(2.73)	(0.66)	(0.86)	(0.42)	(0.02)
Net asset value at end of year	$ 17.02	$ 14.40	$ 13.16	$ 12.18	$ 12.54
Total investment return (b)	42.05%	15.14%	16.42%	0.40%	24.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.31)%	(0.17)%	0.30%	0.40%	0.39%
Net expenses (c)	1.42%	1.34%	1.43%	1.40%	1.27%
Expenses (before waiver/reimbursement) (c)	1.59%	1.36%	1.54%	1.40%	1.27%
Portfolio turnover rate	80%	43%	46%	51%	56%
Net assets at end of year (in 000's)	$ 1,648	$ 1,416	$ 1,177	$ 78	$ 75

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.10	$ 12.97	$ 12.04	$ 12.44	$ 10.08
Net investment income (loss) (a)	(0.16)	(0.12)	(0.06)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	5.28	1.87	1.80	0.01	2.39
Total from investment operations	5.12	1.75	1.74	(0.04)	2.36
Less distributions:
From net investment income	—	(0.62)	(0.81)	(0.36)	—
From net realized gain on investments	(2.73)	—	—	—	—
Total distributions	(2.73)	(0.62)	(0.81)	(0.36)	—
Net asset value at end of year	$ 16.49	$ 14.10	$ 12.97	$ 12.04	$ 12.44
Total investment return (b)	41.17%	14.24%	15.59%	(0.38)%	23.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.09)%	(0.92)%	(0.46)%	(0.40)%	(0.27)%
Net expenses (c)	2.17%	2.09%	2.17%	2.15%	1.99%
Expenses (before waiver/reimbursement) (c)	2.34%	2.11%	2.27%	2.15%	1.99%
Portfolio turnover rate	80%	43%	46%	51%	56%
Net assets at end of year (in 000’s)	$ 1,288	$ 1,152	$ 1,236	$ 41	$ 41

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.47	$ 13.23	$ 12.24	$ 12.57	$ 10.11
Net investment income (loss) (a)	0.03	0.04	0.08	0.11	0.09
Net realized and unrealized gain (loss)	5.45	1.92	1.83	0.01	2.40
Total from investment operations	5.48	1.96	1.91	0.12	2.49
Less distributions:
From net investment income	(0.07)	(0.10)	(0.11)	(0.09)	(0.03)
From net realized gain on investments	(2.73)	(0.62)	(0.81)	(0.36)	—
Total distributions	(2.80)	(0.72)	(0.92)	(0.45)	(0.03)
Net asset value at end of year	$ 17.15	$ 14.47	$ 13.23	$ 12.24	$ 12.57
Total investment return (b)	42.99%	15.58%	17.11%	0.87%	24.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21%	0.29%	0.66%	0.83%	0.78%
Net expenses (c)	0.90%	0.90%	0.90%	0.90%	0.93%
Expenses (before waiver/reimbursement) (c)	1.10%	0.93%	1.00%	0.90%	0.93%
Portfolio turnover rate	80%	43%	46%	51%	56%
Net assets at end of year (in 000’s)	$ 53,944	$ 56,502	$ 119,464	$ 106,925	$ 107,596

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch Capital Growth Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Capital Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 30, 2016
Investor Class	June 30, 2016
Class C	June 30, 2016
Class I	June 30, 2016
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability

21

Notes to Financial Statements (continued)
based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

22	MainStay Epoch Capital Growth Fund

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually.
Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
23

Notes to Financial Statements (continued)
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A,1.15% and Class I, 0.90%. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $521,151 and waived fees and/or reimbursed expenses, including the voluntary waiver/reimbursement of certain class specific expenses in the amount of $139,262 and paid the Subadvisor in the amount of $191,090.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the

24	MainStay Epoch Capital Growth Fund

calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class) C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $15,146 and $653, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the year ended October 31, 2021, of $601.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 4,428	$—
Investor Class	4,351	—
Class C	3,174	—
Class I	14,499	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 739	$ 57,279	$ (57,029)	$ —	$ —	$ 989	$ —(a)	$ —	989

(a)	Less than $500.

25

Notes to Financial Statements (continued)
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$57,188,583	$23,209,220	$(1,017,755)	$22,191,465
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,316,842	$14,391,982	$(46,280)	$22,191,080	$39,853,624
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to Passive Foreign Investment Company (“PFIC”) and wash sale adjustments. The other temporary differences are primarily due to amortization of organizational expenses.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2021 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(1,911,007)	$1,911,007
The reclassifications for the Fund are primarily due to equalization.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$ 1,475,154	$1,782,438
Long-Term Capital Gains	10,832,574	5,046,282
Total	$12,307,728	$6,828,720
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $3,183 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, the Fund utilized the line of credit for 5 days, maintained an average daily balance of $18,084,000, at a weighted average interest rate of 1.39% and incurred interest expense in the amount of $1,300. As of October 31, 2021, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $53,358 and $65,450, respectively.

26	MainStay Epoch Capital Growth Fund

Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	849,654	$ 13,153,711
Shares issued to shareholders in reinvestment of distributions	103,916	1,408,059
Shares redeemed	(199,599)	(3,086,554)
Net increase (decrease) in shares outstanding before conversion	753,971	11,475,216
Shares converted into Class A (See Note 1)	53,113	800,905
Net increase (decrease)	807,084	$ 12,276,121
Year ended October 31, 2020:
Shares sold	239,000	$ 3,229,497
Shares issued to shareholders in reinvestment of distributions	16,668	211,190
Shares redeemed	(116,611)	(1,575,416)
Net increase (decrease) in shares outstanding before conversion	139,057	1,865,271
Shares converted into Class A (See Note 1)	21,301	286,849
Net increase (decrease)	160,358	$ 2,152,120

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	37,171	$ 556,301
Shares issued to shareholders in reinvestment of distributions	19,835	268,568
Shares redeemed	(13,478)	(204,246)
Net increase (decrease) in shares outstanding before conversion	43,528	620,623
Shares converted into Investor Class (See Note 1)	4,200	62,596
Shares converted from Investor Class (See Note 1)	(49,222)	(739,778)
Net increase (decrease)	(1,494)	$ (56,559)
Year ended October 31, 2020:
Shares sold	50,554	$ 634,358
Shares issued to shareholders in reinvestment of distributions	4,752	60,202
Shares redeemed	(25,159)	(311,389)
Net increase (decrease) in shares outstanding before conversion	30,147	383,171
Shares converted into Investor Class (See Note 1)	132	1,674
Shares converted from Investor Class (See Note 1)	(21,330)	(286,849)
Net increase (decrease)	8,949	$ 97,996

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	33,628	$ 491,294
Shares issued to shareholders in reinvestment of distributions	15,244	201,064
Shares redeemed	(44,021)	(635,564)
Net increase (decrease) in shares outstanding before conversion	4,851	56,794
Shares converted from Class C (See Note 1)	(8,445)	(123,723)
Net increase (decrease)	(3,594)	$ (66,929)
Year ended October 31, 2020:
Shares sold	29,319	$ 371,654
Shares issued to shareholders in reinvestment of distributions	4,637	57,917
Shares redeemed	(47,422)	(579,725)
Net increase (decrease) in shares outstanding before conversion	(13,466)	(150,154)
Shares converted from Class C (See Note 1)	(134)	(1,674)
Net increase (decrease)	(13,600)	$ (151,828)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,780,134	$ 24,403,732
Shares issued to shareholders in reinvestment of distributions	758,502	10,285,290
Shares redeemed	(3,298,049)	(46,576,117)
Net increase (decrease)	(759,413)	$(11,887,095)
Year ended October 31, 2020:
Shares sold	95,403	$ 1,247,767
Shares issued to shareholders in reinvestment of distributions	507,736	6,438,090
Shares redeemed	(5,728,339)	(79,949,043)
Net increase (decrease)	(5,125,200)	$(72,263,186)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
27

Notes to Financial Statements (continued)
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
28	MainStay Epoch Capital Growth Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Epoch Capital Growth Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
29

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $10,832,574 as long term capital gain distributions.
For the fiscal year ended October 31, 2021, the Fund designated approximately $732,584 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2021 should be multiplied by 23.42% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
30	MainStay Epoch Capital Growth Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
31

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
32	MainStay Epoch Capital Growth Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
34	MainStay Epoch Capital Growth Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1716812MS180-21	MSECG11-12/21
(NYLIM) NL284

MainStay Epoch Global Equity Yield Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	8/2/2006	23.78%	6.44%	7.11%	1.14%
		Excluding sales charges		30.98	7.65	7.72	1.14
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	11/16/2009	24.37	6.42	7.11	1.13
		Excluding sales charges		30.91	7.63	7.71	1.13
Class C Shares	Maximum 1% CDSC	With sales charges	11/16/2009	29.00	6.85	6.92	1.88
	if Redeemed Within One Year of Purchase	Excluding sales charges		30.00	6.85	6.92	1.88
Class I Shares	No Sales Charge		12/27/2005	31.32	7.92	7.99	0.89
Class R2 Shares	No Sales Charge		2/28/2014	30.76	7.50	5.37	1.24
Class R3 Shares	No Sales Charge		2/29/2016	30.42	7.22	7.41	1.49
Class R6 Shares	No Sales Charge		6/17/2013	31.45	7.77	6.70	0.76

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI World Index (Net)[1]	40.42%	15.45%	12.19%
Global Equity Yield Composite Index[2]	24.95	9.40	9.03
Morningstar World Large Stock Value Category Average[3]	37.43	9.55	8.86

1.	The MSCI World Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Fund has selected the Global Equity Yield Composite Index as its secondary benchmark. The Global Equity Yield Composite Index consists of the MSCI World High Dividend Yield Index and the MSCI World Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI World High Dividend Yield Index is based on the MSCI World Index and is designed to reflect the performance of equities in the MSCI World Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI World Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid-cap equity universe across 23 developed markets countries. The MSCI World Minimum Volatility (USD) Index is calculated by optimizing the MSCI World Index for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar World Large Stock Value Category Average is a representative of funds that invest in a variety of international stocks and typically skew towards large caps that are less expensive or growing more slowly than other global large-cap stocks. World large stock value portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in developed markets, with the remainder divided among the globe’s emerging markets. These portfolios are not significantly overweight U.S. equity exposure relative to the Morningstar Global Market Index and maintain at least a 20% absolute U.S. exposure. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,030.30	$5.58	$1,019.71	$5.55	1.09%
Investor Class Shares	$1,000.00	$1,030.00	$5.78	$1,019.51	$5.75	1.13%
Class C Shares	$1,000.00	$1,026.10	$9.40	$1,015.93	$9.35	1.84%
Class I Shares	$1,000.00	$1,031.10	$4.30	$1,020.97	$4.28	0.84%
Class R2 Shares	$1,000.00	$1,029.60	$6.34	$1,018.95	$6.31	1.24%
Class R3 Shares	$1,000.00	$1,027.70	$7.51	$1,017.79	$7.48	1.47%
Class R6 Shares	$1,000.00	$1,031.50	$3.84	$1,021.42	$3.82	0.75%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of October 31, 2021 (Unaudited)
United States	60.4%
Canada	8.4
Germany	7.9
United Kingdom	7.4
France	5.1
Italy	2.5
Japan	2.1
Switzerland	2.0
Norway	1.5%
Republic of Korea	1.3
Taiwan	1.2
Spain	0.5
Other Assets, Less Liabilities	–0.3
100.0%
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Nutrien Ltd.
3.	Broadcom, Inc.
4.	Analog Devices, Inc.
5.	AbbVie, Inc.
6.	Iron Mountain, Inc.
7.	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)
8.	Allianz SE (Registered)
9.	MetLife, Inc.
10.	TotalEnergies SE

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Kera Van Valen, CFA, John Tobin, PhD, CFA, Michael A. Welhoelter, CFA, and William W. Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch Global Equity Yield Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay Epoch Global Equity Yield Fund returned 31.32%, underperforming the 40.42% return of the Fund’s primary benchmark, the MSCI World Index (Net). Over the same period, Class I shares outperformed the 24.95% return of the Global Equity Yield Composite Index, which is the Fund’s secondary benchmark, and underperformed the 37.43% return of the Morningstar World Large Stock Value Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Equity markets surged in November and continued to advance for most of the reporting period as the vaccine rollout accelerated, businesses reopened, and a rapid economic recovery supported a rebound in earnings. Equities hit record highs in August. Market leadership flip-flopped between growth and value over the reporting period.
While the Fund participated in the market’s gains, returns lagged the MSCI World Index (Net) primarily due to relatively overweight exposure to utilities, the weakest performing sector in the benchmark. Utilities were challenged as this traditionally defensive sector was expected to benefit less from the economic recovery. Stock selection in communication services was undermined by the Fund’s telecommunications stock selections. Stock selection in health care further detracted as the Fund's pharmaceutical holdings underperformed. More generally, relative performance suffered at various points throughout the year as the market was led by a handful of U.S. mega-cap stocks in the information technology, consumer discretionary and communication services sectors, most of which are outside of the Fund’s investable universe. From a country perspective, holdings in the United States and the U.K. detracted.
On the positive side, stock selection in materials made positive contributions to relative returns due to strong performance from chemicals and agrochemicals holdings. (Contributions take weightings and total returns into account.) Stock selection in real estate also contributed positively due to positions in a pair of health care and document storage real estate investment trusts. Within industrials, positive performance from capital goods holdings enhanced relative performance. Underweight exposure to the lagging Japanese market further bolstered returns relative to the Index.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
As discussed in greater detail above, overweight exposure to the utilities sector was the most significant detractor from the Fund’s performance relative to the MSCI World Index (Net). Stock selection in the utilities, communication services and health care sectors further detracted, as did holdings in the United States and the U.K. Conversely, stock selection in materials, real estate and industrials enhanced performance, as did underweight exposure to Japan.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
Top contributors to the Fund’s absolute performance during the reporting period included agricultural chemical and financial services provider Nutrien, and semiconductor equipment maker KLA.
Nutrien is a major producer of plant nutrients, such as potash, nitrogen fertilizer and phosphate. The company also operates an extensive retail network for the distribution of nutrients to growers in the United States, Canada, Australia and Brazil, as well as providing an expanding suite of value-enhancing services. Shares outperformed as fundamentals in the agriculture sector recovered and improved, with higher crop prices supporting farmer income and lifting prices for key crop nutrients like potash. Nutrien has a transparent shareholder distribution policy that includes an attractive, growing dividend along with regular share repurchases.
KLA Corp. is a recognized provider of inspection, process control and yield management tools for the semiconductor industry. Shares outperformed as semiconductor manufacturers increased investments in process control products, adding capacity and increasing the throughput of existing capacity in response to low inventory levels and growing industrial demand for semiconductors. The company returns 70% of free cash flow back to shareholders through a progressive dividend and share repurchases.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

The most significant detractors from the Fund’s absolute performance during the same period were utility WEC Energy, and resort and casino operator Las Vegas Sands.
WEC Energy is a regulated utility company that provides electricity and natural gas services to customers in Wisconsin, Illinois, Minnesota and Michigan. The company also owns a 60% stake in the American Transmission Company (“ATC”), which operates high-voltage electric transmission systems. Shares underperformed along with utility peers as the recovery from COVID-19 led to a significant rise in interest rates from the prior year. Company management was focused on generating cash flow from earning investment returns on its rate bases. The company’s overall rate base growth stemmed from infrastructure investments to renew and modernize electricity and gas distribution networks, meet new environmental standards, and reduce energy costs for customers. We expect WEC to deliver mid-to-high single-digit growth, and reward its shareholders with an attractive and growing dividend.
Las Vegas Sands is the world's largest developer, owner and operator of integrated casino resorts. Shares underperformed as visitation trends stalled in the second quarter of 2021, following three consecutive quarters of sequential improvement, due to pandemic-related travel restrictions in Macao and Singapore where some of the company’s properties are located. Shares were further undercut by indications that Macao plans to increase direct supervision of gambling companies. Las Vegas Sands does not currently pay a dividend but expects to reinstate its dividend once business conditions stabilize. The Fund exited the position in favor of more attractive shareholder yield opportunities.
What were some of the Fund’s largest purchases and sales during the reporting period?
New positions initiated during the reporting period included utility NextEra Energy and power equipment maker Cummins.
NextEra Energy is one of the largest utility companies in North America. It not only operates regulated electric utilities in Florida, but is also the world's largest generator of renewable energy from solar and wind. The company generated strong cash flow both from the regulated operations that are under constructive regulations and through attractive long-term contracts for its renewable generation assets. Cash flow growth was driven by continued investment in the regulated generation, transmission and distribution rate bases, and from completing a strong backlog of projects in developing, constructing and operating contracted renewable assets. NextEra had a strong balance sheet and rewarded its shareholders with an attractive and growing dividend.
Cummins is a leading global power solutions company that manufactures and sells diesel, natural gas, electric and hybrid powertrains, and related components to commercial customers.
Cash flows are sustained by business model diversification, expense reduction and working capital management. Cash flow growth drivers include increased diesel engine sales and related aftermarket sales as freight volumes, truck utilization and trucker profitability improve; market share gains as vertically integrated commercial vehicle manufacturers increasingly outsource diesel engine manufacturing to Cummins; and operating leverage on fixed costs as unit sales expand. Cummins is committed to returning greater than 50% of operating cash flow to shareholders through its growing and well-covered dividend, and regular share repurchases.
The Fund’s most significant sales during the same period included entirely closing its positions in tire manufacturer Michelin and industrial machinery maker Atlas Copco.
Michelin is the second-largest tire manufacturer in the world. It produces passenger, truck and specialty tires. Michelin aims to outpace industry growth with industry-leading technology that allows the company to charge premium prices and expand market share. Passenger tire growth is largely a result of increasing miles driven, from which replacement demand follows. Truck sales are supported by increasing trade, and Michelin's specialty tires depend on a robust mining, agriculture, aircraft and infrastructure market. Michelin pays a well-covered dividend in addition to its ongoing share repurchase program. The Fund exited the position in favor of other shareholder yield opportunities.
Sweden-based Atlas Copco makes products and provides services to improve productivity, energy efficiency and safety in manufacturing processes. Cash flow growth drivers include global industrial production, market share gains driven by the company's high level of product innovation, and incremental contribution from acquisitions. Atlas Copco returns cash to shareholders through a growing dividend with a 50% earnings payout target. The Fund sold its holdings to purchase other positions.
How did the Fund’s sector and country weightings change during the reporting period?
During the reporting period, the Fund’s most significant sector allocation changes included decreases in health care and utilities exposure, and increases in financials and energy. The Fund's most significant country allocation changes during the reporting period were increases in Germany and the United States, and reductions in Switzerland and Taiwan. The Fund’s sector and country allocations are a result of our bottom-up, fundamental investment process, and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2021, the Fund’s largest sector holdings on an absolute basis included information technology, financials and
10	MainStay Epoch Global Equity Yield Fund

health care, while the smallest sector holdings were real estate and energy. Compared to the MSCI World Index (Net), the Fund’s most overweight sector allocation was to utilities, a defensive sector that is typically well-represented in the Fund. The Fund’s most significantly underweight allocations were to the information technology and consumer discretionary sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments October 31, 2021†
	Shares	Value
Common Stocks 98.0%
Canada 8.4%
BCE, Inc. (Diversified Telecommunication Services)	197,135	$ 10,148,247
Fortis, Inc. (Electric Utilities)	143,898	6,405,414
Great-West Lifeco, Inc. (Insurance)	334,184	9,831,641
Nutrien Ltd. (Chemicals)	344,913	24,112,868
Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	282,392	15,994,683
Rogers Communications, Inc., Class B (Wireless Telecommunication Services)	129,382	6,017,476
Royal Bank of Canada (Banks)	148,947	15,503,679
TELUS Corp. (Diversified Telecommunication Services)	493,544	11,321,682
		99,335,690
France 5.1%
AXA SA (Insurance)	449,681	13,078,954
Danone SA (Food Products)	87,727	5,714,590
Orange SA (Diversified Telecommunication Services)	892,734	9,736,925
Sanofi (Pharmaceuticals)	139,795	13,967,349
TotalEnergies SE (Oil, Gas & Consumable Fuels)	347,122	17,403,211
		59,901,029
Germany 7.9%
Allianz SE (Registered) (Insurance)	78,260	18,197,751
BASF SE (Chemicals)	167,250	12,041,278
Bayer AG (Registered) (Pharmaceuticals)	104,137	5,859,010
Deutsche Post AG (Registered) (Air Freight & Logistics)	225,945	13,979,018
Deutsche Telekom AG (Registered) (Diversified Telecommunication Services)	769,432	14,300,792
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	62,482	18,505,119
Siemens AG (Registered) (Industrial Conglomerates)	59,642	9,671,766
		92,554,734
Italy 2.5%
Assicurazioni Generali SpA (Insurance)	551,608	12,019,870
Snam SpA (Gas Utilities)	1,878,800	10,635,759
	Shares	Value

Italy (continued)
Terna - Rete Elettrica Nazionale (Electric Utilities)	877,587	$ 6,535,348
		29,190,977
Japan 2.1%
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	354,200	9,953,960
Tokio Marine Holdings, Inc. (Insurance)	151,800	7,988,562
Toyota Motor Corp. (Automobiles)	399,500	7,033,093
		24,975,615
Norway 1.5%
Orkla ASA (Food Products)	765,526	7,445,119
Telenor ASA (Diversified Telecommunication Services) (a)	612,197	9,663,522
		17,108,641
Republic of Korea 1.3%
Samsung Electronics Co. Ltd., GDR (Technology Hardware, Storage & Peripherals)	10,414	15,548,102
Spain 0.5%
Industria de Diseno Textil SA (Specialty Retail) (a)	177,663	6,416,022
Switzerland 2.0%
Nestle SA (Registered) (Food Products)	57,676	7,610,763
Novartis AG (Registered) (Pharmaceuticals)	113,604	9,385,110
Roche Holding AG (Pharmaceuticals)	17,041	6,589,521
		23,585,394
Taiwan 1.2%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	127,804	14,531,315
United Kingdom 7.4%
AstraZeneca plc, Sponsored ADR (Pharmaceuticals)	196,608	12,264,407
BAE Systems plc (Aerospace & Defense)	1,880,741	14,202,714
British American Tobacco plc (Tobacco)	379,625	13,229,979
British American Tobacco plc, Sponsored ADR (Tobacco)	110,132	3,845,809

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Epoch Global Equity Yield Fund

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Coca-Cola Europacific Partners plc (Beverages)	146,049	$ 7,689,480
GlaxoSmithKline plc (Pharmaceuticals)	459,463	9,486,048
Linde plc (Chemicals)	21,458	6,849,394
National Grid plc (Multi-Utilities)	528,465	6,765,101
Unilever plc (Personal Products)	234,781	12,569,629
		86,902,561
United States 58.1%
AbbVie, Inc. (Biotechnology)	176,085	20,191,667
Altria Group, Inc. (Tobacco)	239,514	10,564,963
Ameren Corp. (Multi-Utilities)	78,260	6,596,535
American Electric Power Co., Inc. (Electric Utilities)	142,244	12,049,489
American Tower Corp. (Equity Real Estate Investment Trusts)	23,983	6,762,487
Amgen, Inc. (Biotechnology)	28,085	5,812,753
Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	118,681	20,589,967
Apple, Inc. (Technology Hardware, Storage & Peripherals)	83,309	12,479,688
AT&T, Inc. (Diversified Telecommunication Services)	263,813	6,663,916
BlackRock, Inc. (Capital Markets)	10,098	9,527,059
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	40,708	21,643,222
Chevron Corp. (Oil, Gas & Consumable Fuels)	93,407	10,694,168
Cisco Systems, Inc. (Communications Equipment)	300,103	16,796,765
Coca-Cola Co. (The) (Beverages)	176,074	9,925,291
Cummins, Inc. (Machinery)	37,552	9,006,472
Dominion Energy, Inc. (Multi-Utilities)	128,120	9,728,152
Dow, Inc. (Chemicals)	146,738	8,212,926
Duke Energy Corp. (Electric Utilities)	62,482	6,373,789
Eaton Corp. plc (Electrical Equipment)	50,806	8,370,797
Emerson Electric Co. (Electrical Equipment)	148,316	14,388,135
Entergy Corp. (Electric Utilities)	101,612	10,468,068
Enterprise Products Partners LP (Oil, Gas & Consumable Fuels)	530,150	12,023,802
Evergy, Inc. (Electric Utilities)	157,152	10,018,440
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	380,256	6,479,562
Hasbro, Inc. (Leisure Products)	110,763	10,606,665
Home Depot, Inc. (The) (Specialty Retail)	21,774	8,094,267
	Shares	Value

United States (continued)
Hubbell, Inc. (Electrical Equipment)	6,647	$ 1,325,212
Intel Corp. (Semiconductors & Semiconductor Equipment)	248,993	12,200,657
International Business Machines Corp. (IT Services)	127,804	15,988,280
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	407,710	18,607,884
Johnson & Johnson (Pharmaceuticals)	52,068	8,480,836
JPMorgan Chase & Co. (Banks)	74,473	12,652,218
Kimberly-Clark Corp. (Household Products)	64,691	8,376,838
KLA Corp. (Semiconductors & Semiconductor Equipment)	38,709	14,429,167
Lazard Ltd., Class A (Capital Markets)	328,330	16,084,887
Leggett & Platt, Inc. (Household Durables)	156,836	7,347,767
Lockheed Martin Corp. (Aerospace & Defense)	20,196	6,711,535
LyondellBasell Industries NV, Class A (Chemicals)	88,674	8,230,721
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)	195,966	9,602,334
McDonald's Corp. (Hotels, Restaurants & Leisure)	30,925	7,593,634
Medtronic plc (Health Care Equipment & Supplies)	91,877	11,012,377
Merck & Co., Inc. (Pharmaceuticals)	156,836	13,809,410
MetLife, Inc. (Insurance)	286,179	17,972,041
Microsoft Corp. (Software)	82,047	27,208,426
MSC Industrial Direct Co., Inc., Class A (Trading Companies & Distributors)	122,246	10,277,221
NextEra Energy, Inc. (Electric Utilities)	87,727	7,485,745
NiSource, Inc. (Multi-Utilities)	243,333	6,003,025
Omnicom Group, Inc. (Media)	79,838	5,435,371
PepsiCo, Inc. (Beverages)	46,704	7,547,366
Pfizer, Inc. (Pharmaceuticals)	286,218	12,519,175
Philip Morris International, Inc. (Tobacco)	164,645	15,565,538
Phillips 66 (Oil, Gas & Consumable Fuels)	92,145	6,890,603
PNC Financial Services Group, Inc. (The) (Banks)	39,446	8,324,289
Procter & Gamble Co. (The) (Household Products)	47,335	6,768,432
Raytheon Technologies Corp. (Aerospace & Defense)	78,260	6,954,184
T. Rowe Price Group, Inc. (Capital Markets)	34,397	7,460,021
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
United States (continued)
Target Corp. (Multiline Retail)	30,294	$ 7,864,928
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	59,642	11,181,682
Truist Financial Corp. (Banks)	166,303	10,555,251
United Parcel Service, Inc., Class B (Air Freight & Logistics)	36,290	7,746,826
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)	18,618	6,417,811
Verizon Communications, Inc. (Diversified Telecommunication Services)	226,576	12,006,262
Watsco, Inc. (Trading Companies & Distributors)	23,036	6,670,765
WEC Energy Group, Inc. (Multi-Utilities)	68,478	6,167,129
Welltower, Inc. (Equity Real Estate Investment Trusts)	72,896	5,860,838
WP Carey, Inc. (Equity Real Estate Investment Trusts)	85,518	6,594,293
		684,000,024
Total Common Stocks (Cost $916,845,337)		1,154,050,104
Short-Term Investments 2.3%
Affiliated Investment Company 1.7%
United States 1.7%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	19,800,252	19,800,252
	Shares	Value

Unaffiliated Investment Company 0.6%
United States 0.6%
Wells Fargo Government Money Market Fund, 0.025% (b)(c)	7,219,661	$ 7,219,661
Total Short-Term Investments (Cost $27,019,913)		27,019,913
Total Investments (Cost $943,865,250)	100.3%	1,181,070,017
Other Assets, Less Liabilities	(0.3)	(3,916,341)
Net Assets	100.0%	$ 1,177,153,676

†	Percentages indicated are based on Fund net assets.
(a)	All or a portion of this security was held on loan. As of October 31, 2021, the aggregate market value of securities on loan was $6,832,062. The Fund received cash collateral with a value of $7,219,661. (See Note 2(I))
(b)	Current yield as of October 31, 2021.
(c)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Epoch Global Equity Yield Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,154,050,104	$ —	$ —	$ 1,154,050,104
Short-Term Investments
Affiliated Investment Company	19,800,252	—	—	19,800,252
Unaffiliated Investment Company	7,219,661	—	—	7,219,661
Total Short-Term Investments	27,019,913	—	—	27,019,913
Total Investments in Securities	$ 1,181,070,017	$ —	$ —	$ 1,181,070,017

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2021† (continued)
The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Aerospace & Defense	$ 27,868,433	2.4%
Air Freight & Logistics	21,725,844	1.9
Automobiles	7,033,093	0.6
Banks	47,035,437	4.0
Beverages	25,162,137	2.1
Biotechnology	26,004,420	2.2
Capital Markets	33,071,967	2.8
Chemicals	59,447,187	5.0
Communications Equipment	16,796,765	1.4
Diversified Telecommunication Services	73,841,346	6.3
Electric Utilities	59,336,293	5.0
Electrical Equipment	24,084,144	2.0
Equity Real Estate Investment Trusts	37,825,502	3.3
Food Products	20,770,472	1.8
Gas Utilities	10,635,759	0.9
Health Care Equipment & Supplies	11,012,377	0.9
Hotels, Restaurants & Leisure	30,006,128	2.5
Household Durables	7,347,767	0.6
Household Products	15,145,270	1.3
Industrial Conglomerates	9,671,766	0.8
Insurance	97,593,938	8.3
IT Services	15,988,280	1.4
Leisure Products	10,606,665	0.9
Machinery	9,006,472	0.8
Media	5,435,371	0.5
Multiline Retail	7,864,928	0.7
Multi-Utilities	35,259,942	3.0
Oil, Gas & Consumable Fuels	56,614,118	4.8
Personal Products	12,569,629	1.1
Pharmaceuticals	102,314,826	8.7
Semiconductors & Semiconductor Equipment	94,576,010	7.9
Software	27,208,426	2.3
Specialty Retail	14,510,289	1.2
Technology Hardware, Storage & Peripherals	28,027,790	2.4
Textiles, Apparel & Luxury Goods	6,479,562	0.6
Tobacco	43,206,289	3.6
Trading Companies & Distributors	16,947,986	1.5
Wireless Telecommunication Services	6,017,476	0.5
	1,154,050,104	98.0
Short-Term Investments	27,019,913	2.3
Other Assets, Less Liabilities	(3,916,341)	(0.3)
Net Assets	$1,177,153,676	100.0%

†	Percentages indicated are based on Fund net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch Global Equity Yield Fund

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $924,064,998) including securities on loan of $6,832,062	$1,161,269,765
Investment in affiliated investment companies, at value (identified cost $19,800,252)	19,800,252
Cash	74,577
Cash denominated in foreign currencies (identified cost $109)	106
Receivables:
Dividends and interest	5,839,170
Fund shares sold	1,353,344
Securities lending	29,831
Other assets	47,486
Total assets	1,188,414,531
Liabilities
Cash collateral received for securities on loan	7,219,661
Payables:
Fund shares redeemed	1,394,648
Investment securities purchased	1,322,926
Manager (See Note 3)	738,651
Transfer agent (See Note 3)	338,315
Shareholder communication	142,628
NYLIFE Distributors (See Note 3)	54,586
Professional fees	28,735
Custodian	10,468
Trustees	5,643
Accrued expenses	4,594
Total liabilities	11,260,855
Net assets	$1,177,153,676
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 58,460
Additional paid-in-capital	1,026,830,384
1,026,888,844
Total distributable earnings (loss)	150,264,832
Net assets	$1,177,153,676
Class A
Net assets applicable to outstanding shares	$ 134,982,127
Shares of beneficial interest outstanding	6,688,890
Net asset value per share outstanding	$ 20.18
Maximum sales charge (5.50% of offering price)	1.17
Maximum offering price per share outstanding	$ 21.35
Investor Class
Net assets applicable to outstanding shares	$ 9,080,603
Shares of beneficial interest outstanding	450,885
Net asset value per share outstanding	$ 20.14
Maximum sales charge (5.00% of offering price)	1.06
Maximum offering price per share outstanding	$ 21.20
Class C
Net assets applicable to outstanding shares	$ 27,874,193
Shares of beneficial interest outstanding	1,389,069
Net asset value and offering price per share outstanding	$ 20.07
Class I
Net assets applicable to outstanding shares	$1,003,575,443
Shares of beneficial interest outstanding	49,849,587
Net asset value and offering price per share outstanding	$ 20.13
Class R2
Net assets applicable to outstanding shares	$ 228,448
Shares of beneficial interest outstanding	11,308
Net asset value and offering price per share outstanding	$ 20.20
Class R3
Net assets applicable to outstanding shares	$ 643,443
Shares of beneficial interest outstanding	31,909
Net asset value and offering price per share outstanding	$ 20.16
Class R6
Net assets applicable to outstanding shares	$ 769,419
Shares of beneficial interest outstanding	38,701
Net asset value and offering price per share outstanding	$ 19.88

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $2,778,007)	$ 41,112,400
Securities lending	178,707
Dividends-affiliated	1,206
Total income	41,292,313
Expenses
Manager (See Note 3)	8,432,989
Transfer agent (See Note 3)	1,953,071
Distribution/Service—Class A (See Note 3)	315,924
Distribution/Service—Investor Class (See Note 3)	22,803
Distribution/Service—Class C (See Note 3)	367,964
Distribution/Service—Class R2 (See Note 3)	1,093
Distribution/Service—Class R3 (See Note 3)	2,743
Shareholder communication	177,011
Registration	130,501
Professional fees	117,947
Custodian	70,791
Trustees	30,926
Insurance	14,903
Interest expense	12,911
Shareholder service (See Note 3)	986
Miscellaneous	59,993
Total expenses before waiver/reimbursement	11,712,556
Expense waiver/reimbursement from Manager (See Note 3)	(875,997)
Net expenses	10,836,559
Net investment income (loss)	30,455,754
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	134,671,791
Foreign currency transactions	(175,107)
Net realized gain (loss)	134,496,684
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	172,473,053
Translation of other assets and liabilities in foreign currencies	(250,210)
Net change in unrealized appreciation (depreciation)	172,222,843
Net realized and unrealized gain (loss)	306,719,527
Net increase (decrease) in net assets resulting from operations	$337,175,281
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch Global Equity Yield Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 30,455,754	$ 47,575,194
Net realized gain (loss)	134,496,684	(200,601,648)
Net change in unrealized appreciation (depreciation)	172,222,843	(66,389,034)
Net increase (decrease) in net assets resulting from operations	337,175,281	(219,415,488)
Distributions to shareholders:
Class A	(3,483,019)	(5,145,312)
Investor Class	(241,824)	(414,339)
Class C	(643,860)	(3,136,339)
Class I	(30,164,398)	(70,734,292)
Class R2	(12,269)	(23,851)
Class R3	(12,566)	(20,647)
Class R6	(19,563)	(2,664,103)
Total distributions to shareholders	(34,577,499)	(82,138,883)
Capital share transactions:
Net proceeds from sales of shares	212,090,447	361,913,175
Net asset value of shares issued to shareholder in reinvestment of distributions	30,532,850	69,769,141
Cost of shares redeemed	(629,451,002)	(828,069,448)
Increase (decrease) in net assets derived from capital share transactions	(386,827,705)	(396,387,132)
Net increase (decrease) in net assets	(84,229,923)	(697,941,503)
Net Assets
Beginning of year	1,261,383,599	1,959,325,102
End of year	$1,177,153,676	$1,261,383,599
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 15.83	$ 18.75	$ 18.38	$ 19.66	$ 17.42
Net investment income (loss) (a)	0.45	0.46	0.57	0.60	0.49
Net realized and unrealized gain (loss)	4.43	(2.59)	1.42	(1.30)	2.24
Total from investment operations	4.88	(2.13)	1.99	(0.70)	2.73
Less distributions:
From net investment income	(0.53)	(0.45)	(0.59)	(0.56)	(0.49)
From net realized gain on investments	—	(0.34)	(1.03)	(0.02)	—
Total distributions	(0.53)	(0.79)	(1.62)	(0.58)	(0.49)
Net asset value at end of year	$ 20.18	$ 15.83	$ 18.75	$ 18.38	$ 19.66
Total investment return (b)	30.98%	(11.48)%	11.66%	(3.64)%	15.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.32%	2.74%	3.17%	3.07%	2.62%
Net expenses (c)	1.09%(d)	1.09%(d)	1.10%(d)	1.10%	1.14%
Expenses (before waiver/reimbursement) (c)	1.16%(d)	1.14%(d)	1.14%(d)	1.16%	1.14%
Portfolio turnover rate	27%	40%	24%	15%	18%
Net assets at end of year (in 000’s)	$ 134,982	$ 103,166	$ 125,791	$ 134,136	$ 782,204

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 15.80	$ 18.72	$ 18.35	$ 19.63	$ 17.39
Net investment income (loss) (a)	0.44	0.46	0.57	0.54	0.49
Net realized and unrealized gain (loss)	4.42	(2.59)	1.42	(1.24)	2.25
Total from investment operations	4.86	(2.13)	1.99	(0.70)	2.74
Less distributions:
From net investment income	(0.52)	(0.45)	(0.59)	(0.56)	(0.50)
From net realized gain on investments	—	(0.34)	(1.03)	(0.02)	—
Total distributions	(0.52)	(0.79)	(1.62)	(0.58)	(0.50)
Net asset value at end of year	$ 20.14	$ 15.80	$ 18.72	$ 18.35	$ 19.63
Total investment return (b)	30.91%	(11.53)%	11.67%	(3.65)%	15.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.29%	2.70%	3.15%	2.80%	2.66%
Net expenses (c)	1.15%(d)	1.13%(d)	1.11%(d)	1.10%	1.11%
Expenses (before waiver/reimbursement) (c)	1.16%(d)	1.13%(d)	1.11%(d)	1.10%	1.11%
Portfolio turnover rate	27%	40%	24%	15%	18%
Net assets at end of year (in 000's)	$ 9,081	$ 7,897	$ 10,067	$ 9,582	$ 10,849

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch Global Equity Yield Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 15.73	$ 18.62	$ 18.25	$ 19.53	$ 17.30
Net investment income (loss) (a)	0.30	0.34	0.44	0.40	0.35
Net realized and unrealized gain (loss)	4.40	(2.57)	1.41	(1.25)	2.24
Total from investment operations	4.70	(2.23)	1.85	(0.85)	2.59
Less distributions:
From net investment income	(0.36)	(0.32)	(0.45)	(0.41)	(0.36)
From net realized gain on investments	—	(0.34)	(1.03)	(0.02)	—
Total distributions	(0.36)	(0.66)	(1.48)	(0.43)	(0.36)
Net asset value at end of year	$ 20.07	$ 15.73	$ 18.62	$ 18.25	$ 19.53
Total investment return (b)	30.00%	(12.14)%	10.88%	(4.41)%	15.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.59%	2.00%	2.47%	2.08%	1.91%
Net expenses (c)	1.84%(d)	1.84%(d)	1.85%(d)	1.84%	1.86%
Expenses (before waiver/reimbursement) (c)	1.91%(d)	1.88%(d)	1.87%(d)	1.85%	1.86%
Portfolio turnover rate	27%	40%	24%	15%	18%
Net assets at end of year (in 000’s)	$ 27,874	$ 42,298	$ 97,872	$ 138,182	$ 189,291

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 15.79	$ 18.72	$ 18.34	$ 19.63	$ 17.39
Net investment income (loss) (a)	0.50	0.50	0.62	0.59	0.53
Net realized and unrealized gain (loss)	4.42	(2.59)	1.43	(1.25)	2.25
Total from investment operations	4.92	(2.09)	2.05	(0.66)	2.78
Less distributions:
From net investment income	(0.58)	(0.50)	(0.64)	(0.61)	(0.54)
From net realized gain on investments	—	(0.34)	(1.03)	(0.02)	—
Total distributions	(0.58)	(0.84)	(1.67)	(0.63)	(0.54)
Net asset value at end of year	$ 20.13	$ 15.79	$ 18.72	$ 18.34	$ 19.63
Total investment return (b)	31.32%	(11.31)%	12.03%	(3.44)%	16.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.59%	2.98%	3.44%	3.03%	2.87%
Net expenses (c)	0.84%(d)	0.84%(d)	0.85%(d)	0.85%	0.89%
Expenses (before waiver/reimbursement) (c)	0.91%(d)	0.89%(d)	0.89%(d)	0.91%	0.89%
Portfolio turnover rate	27%	40%	24%	15%	18%
Net assets at end of year (in 000’s)	$ 1,003,575	$ 1,106,793	$ 1,657,341	$ 2,279,815	$ 2,850,185

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 15.84	$ 18.77	$ 18.39	$ 19.67	$ 17.42
Net investment income (loss) (a)	0.45	0.44	0.55	0.50	0.48
Net realized and unrealized gain (loss)	4.40	(2.60)	1.42	(1.24)	2.25
Total from investment operations	4.85	(2.16)	1.97	(0.74)	2.73
Less distributions:
From net investment income	(0.49)	(0.43)	(0.56)	(0.52)	(0.48)
From net realized gain on investments	—	(0.34)	(1.03)	(0.02)	—
Total distributions	(0.49)	(0.77)	(1.59)	(0.54)	(0.48)
Net asset value at end of year	$ 20.20	$ 15.84	$ 18.77	$ 18.39	$ 19.67
Total investment return (b)	30.76%	(11.66)%	11.55%	(3.81)%	15.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.35%	2.59%	3.02%	2.60%	2.58%
Net expenses (c)	1.26%(d)	1.24%(d)	1.24%(d)	1.27%	1.23%
Expenses (before waiver/reimbursement) (c)	1.28%(d)	1.24%(d)	1.24%(d)	1.27%	1.23%
Portfolio turnover rate	27%	40%	24%	15%	18%
Net assets at end of year (in 000’s)	$ 228	$ 459	$ 632	$ 583	$ 293

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

	Year Ended October 31,
Class R3	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 15.82	$ 18.74	$ 18.36	$ 19.65	$ 17.41
Net investment income (loss) (a)	0.37	0.40	0.53	0.47	0.29
Net realized and unrealized gain (loss)	4.42	(2.60)	1.40	(1.26)	2.39
Total from investment operations	4.79	(2.20)	1.93	(0.79)	2.68
Less distributions:
From net investment income	(0.45)	(0.38)	(0.52)	(0.48)	(0.44)
From net realized gain on investments	—	(0.34)	(1.03)	(0.02)	—
Total distributions	(0.45)	(0.72)	(1.55)	(0.50)	(0.44)
Net asset value at end of year	$ 20.16	$ 15.82	$ 18.74	$ 18.36	$ 19.65
Total investment return (b)	30.42%	(11.87)%	11.28%	(4.10)%	15.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.90%	2.33%	2.92%	2.42%	1.54%
Net expenses (c)	1.50%(d)	1.49%(d)	1.49%(d)	1.52%	1.50%
Expenses (before waiver/reimbursement) (c)	1.51%(d)	1.49%(d)	1.49%(d)	1.52%	1.50%
Portfolio turnover rate	27%	40%	24%	15%	18%
Net assets at end of year (in 000’s)	$ 643	$ 446	$ 568	$ 690	$ 543

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Epoch Global Equity Yield Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R6	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 15.60	$ 18.73	$ 18.35	$ 19.64	$ 17.40
Net investment income (loss) (a)	0.54	0.54	0.63	0.63	0.48
Net realized and unrealized gain (loss)	4.34	(2.81)	1.43	(1.27)	2.33
Total from investment operations	4.88	(2.27)	2.06	(0.64)	2.81
Less distributions:
From net investment income	(0.60)	(0.52)	(0.65)	(0.63)	(0.57)
From net realized gain on investments	—	(0.34)	(1.03)	(0.02)	—
Total distributions	(0.60)	(0.86)	(1.68)	(0.65)	(0.57)
Net asset value at end of year	$ 19.88	$ 15.60	$ 18.73	$ 18.35	$ 19.64
Total investment return (b)	31.45%	(12.32)%	12.14%	(3.32)%	16.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.81%	3.18%	3.50%	3.25%	2.55%
Net expenses (c)	0.74%(d)	0.74%(d)	0.75%(d)	0.74%	0.74%
Expenses (before waiver/reimbursement) (c)	0.75%(d)	0.76%(d)	0.75%(d)	0.74%	0.74%
Portfolio turnover rate	27%	40%	24%	15%	18%
Net assets at end of year (in 000’s)	$ 769	$ 325	$ 67,054	$ 83,418	$ 111,720

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	August 2, 2006
Investor Class	November 16, 2009
Class C	November 16, 2009
Class I	December 27, 2005
Class R2	February 28, 2014
Class R3	February 29, 2016
Class R6	June 17, 2013
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect

24	MainStay Epoch Global Equity Yield Fund

to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities
25

Notes to Financial Statements (continued)
are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of

26	MainStay Epoch Global Equity Yield Fund

shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum
27

Notes to Financial Statements (continued)
exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.09%; Class C, 1.84%; Class I, 0.84%; and Class R6, 0.74%. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $8,432,989 and waived fees and/or reimbursed certain class specific expenses in the amount of $875,997 and paid the Subadvisor in the amount of $4,217,305.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

28	MainStay Epoch Global Equity Yield Fund

During the year ended October 31, 2021, shareholder service fees incurred by the Fund were as follows:

Class R2	$ 437
Class R3	549
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $10,858 and $682, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2021, of $1,359 and $795, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 202,487	$—
Investor Class	14,379	—
Class C	58,951	—
Class I	1,675,588	—
Class R2	768	—
Class R3	872	—
Class R6	26	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 18,692	$ 347,495	$ (346,387)	$ —	$ —	$ 19,800	$ 1	$ —	19,800

(G) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R2	$37,346	16.3%
Class R3	37,497	5.8
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$967,637,889	$243,221,983	$(29,789,855)	$213,432,128
29

Notes to Financial Statements (continued)
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,466,807	$(66,655,325)	$213,453,350	$150,264,832
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and partnerships.
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $66,655,325 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$41,496	$25,160
The Fund utilized $137,719,015 of capital loss carryforwards during the year ended October 31, 2021.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$34,577,499	$46,400,441
Long-Term Capital Gains	—	35,738,442
Total	$34,577,499	$82,138,883
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $7,893 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, the Fund utilized the line of credit for 10 days, maintained an average daily balance of $33,880,000, at a weighted average interest rate of 1.36% and incurred interest expense in the amount of $12,911. As of October 31, 2021, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $313,563 and $682,571, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:

30	MainStay Epoch Global Equity Yield Fund

Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,422,975	$ 27,830,579
Shares issued to shareholders in reinvestment of distributions	146,494	2,853,734
Shares redeemed	(1,478,201)	(28,274,577)
Net increase (decrease) in shares outstanding before conversion	91,268	2,409,736
Shares converted into Class A (See Note 1)	80,646	1,573,124
Shares converted from Class A (See Note 1)	(428)	(8,525)
Net increase (decrease)	171,486	$ 3,974,335
Year ended October 31, 2020:
Shares sold	1,967,589	$ 32,849,885
Shares issued to shareholders in reinvestment of distributions	281,903	4,699,048
Shares redeemed	(2,495,861)	(40,787,576)
Net increase (decrease) in shares outstanding before conversion	(246,369)	(3,238,643)
Shares converted into Class A (See Note 1)	71,291	1,178,778
Shares converted from Class A (See Note 1)	(14,681)	(255,118)
Net increase (decrease)	(189,759)	$ (2,314,983)

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	51,765	$ 1,021,051
Shares issued to shareholders in reinvestment of distributions	12,390	240,393
Shares redeemed	(82,034)	(1,590,170)
Net increase (decrease) in shares outstanding before conversion	(17,879)	(328,726)
Shares converted into Investor Class (See Note 1)	14,123	275,582
Shares converted from Investor Class (See Note 1)	(45,293)	(886,846)
Net increase (decrease)	(49,049)	$ (939,990)
Year ended October 31, 2020:
Shares sold	72,783	$ 1,217,338
Shares issued to shareholders in reinvestment of distributions	24,777	412,254
Shares redeemed	(104,256)	(1,752,343)
Net increase (decrease) in shares outstanding before conversion	(6,696)	(122,751)
Shares converted into Investor Class (See Note 1)	3,709	60,290
Shares converted from Investor Class (See Note 1)	(34,880)	(596,092)
Net increase (decrease)	(37,867)	$ (658,553)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	47,423	$ 916,407
Shares issued to shareholders in reinvestment of distributions	31,075	600,521
Shares redeemed	(1,331,504)	(25,474,798)
Net increase (decrease) in shares outstanding before conversion	(1,253,006)	(23,957,870)
Shares converted from Class C (See Note 1)	(47,266)	(914,626)
Net increase (decrease)	(1,300,272)	$ (24,872,496)
Year ended October 31, 2020:
Shares sold	180,256	$ 3,062,043
Shares issued to shareholders in reinvestment of distributions	138,025	2,312,613
Shares redeemed	(2,842,169)	(46,642,965)
Net increase (decrease) in shares outstanding before conversion	(2,523,888)	(41,268,309)
Shares converted from Class C (See Note 1)	(42,044)	(668,840)
Net increase (decrease)	(2,565,932)	$ (41,937,149)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	9,426,765	$ 181,570,372
Shares issued to shareholders in reinvestment of distributions	1,382,808	26,793,856
Shares redeemed	(31,039,645)	(573,368,338)
Net increase (decrease) in shares outstanding before conversion	(20,230,072)	(365,004,110)
Shares converted into Class I (See Note 1)	663	12,348
Shares converted from Class I (See Note 1)	(2,856)	(51,057)
Net increase (decrease)	(20,232,265)	$(365,042,819)
Year ended October 31, 2020:
Shares sold	19,441,904	$ 320,299,767
Shares issued to shareholders in reinvestment of distributions	3,586,988	59,636,707
Shares redeemed	(41,503,028)	(672,684,989)
Net increase (decrease) in shares outstanding before conversion	(18,474,136)	(292,748,515)
Shares converted into Class I (See Note 1)	16,253	280,982
Net increase (decrease)	(18,457,883)	$(292,467,533)

31

Notes to Financial Statements (continued)
Class R2	Shares	Amount
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	630	$ 12,269
Shares redeemed	(18,274)	(360,203)
Net increase (decrease)	(17,644)	$ (347,934)
Year ended October 31, 2020:
Shares sold	1,271	$ 22,020
Shares issued to shareholders in reinvestment of distributions	1,430	23,851
Shares redeemed	(7,402)	(123,706)
Net increase (decrease)	(4,701)	$ (77,835)

Class R3	Shares	Amount
Year ended October 31, 2021:
Shares sold	5,512	$ 109,021
Shares issued to shareholders in reinvestment of distributions	642	12,514
Shares redeemed	(2,421)	(45,206)
Net increase (decrease)	3,733	$ 76,329
Year ended October 31, 2020:
Shares sold	3,768	$ 63,647
Shares issued to shareholders in reinvestment of distributions	1,222	20,565
Shares redeemed	(7,128)	(104,448)
Net increase (decrease)	(2,138)	$ (20,236)

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	33,713	$ 643,017
Shares issued to shareholders in reinvestment of distributions	1,015	19,563
Shares redeemed	(16,856)	(337,710)
Net increase (decrease)	17,872	$ 324,870
Year ended October 31, 2020:
Shares sold	313,727	$ 4,398,475
Shares issued to shareholders in reinvestment of distributions	161,020	2,664,103
Shares redeemed	(4,034,612)	(65,973,421)
Net increase (decrease)	(3,559,865)	$ (58,910,843)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay Epoch Global Equity Yield Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Epoch Global Equity Yield Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
33

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2021, the Fund designated approximately $34,577,499 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2021 should be multiplied by 56.33% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
34	MainStay Epoch Global Equity Yield Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
36	MainStay Epoch Global Equity Yield Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
37

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
38	MainStay Epoch Global Equity Yield Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1717040MS180-21	MSEGE11-12/21
(NYLIM) NL241

MainStay Epoch International Choice Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	9/1/2006	16.99%	7.11%	5.24%	1.20%
		Excluding sales charges		23.80	8.33	5.84	1.20
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	4/29/2008	17.31	6.87	5.05	1.46
		Excluding sales charges		23.48	8.09	5.65	1.46
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/2006	21.55	7.23	4.83	2.21
	if Redeemed Within One Year of Purchase	Excluding sales charges		22.55	7.23	4.83	2.21
Class I Shares	No Sales Charge		12/31/1997	24.11	8.60	6.13	0.95
Class R1 Shares	No Sales Charge		9/1/2006	24.00	8.50	6.03	1.05
Class R2 Shares	No Sales Charge		9/1/2006	23.69	8.22	5.74	1.30
Class R3 Shares	No Sales Charge		9/1/2006	23.37	7.95	5.47	1.55
SIMPLE Class Shares	No Sales Charge		8/31/2020	23.19	N/A	12.94	1.71

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI EAFE® Index (Net)[1]	34.18%	9.79%	7.37%
Morningstar Foreign Large Blend Category Average[2]	31.46	9.26	6.96

1.	The MSCI EAFE® Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch International Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Choice Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,000.20	$ 6.05	$1,019.16	$ 6.11	1.20%
Investor Class Shares	$1,000.00	$ 998.80	$ 7.56	$1,017.64	$ 7.63	1.50%
Class C Shares	$1,000.00	$ 995.10	$11.36	$1,013.81	$11.47	2.26%
Class I Shares	$1,000.00	$1,001.40	$ 4.79	$1,020.42	$ 4.84	0.95%
Class R1 Shares	$1,000.00	$1,001.00	$ 5.30	$1,019.91	$ 5.35	1.05%
Class R2 Shares	$1,000.00	$ 999.50	$ 6.55	$1,018.65	$ 6.61	1.30%
Class R3 Shares	$1,000.00	$ 998.30	$ 7.81	$1,017.39	$ 7.88	1.55%
SIMPLE Class Shares	$1,000.00	$ 997.60	$ 8.79	$1,016.48	$ 8.87	1.74%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of October 31, 2021 (Unaudited)
France	25.7%
United Kingdom	17.5
Japan	16.9
Netherlands	11.2
Switzerland	8.9
United States	4.3
Finland	3.8
Italy	3.0
Germany	2.7%
Taiwan	2.5
Republic of Korea	2.4
Spain	1.9
Other Assets, Less Liabilities	–0.8
100.0%
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	Sony Group Corp.
2.	Swiss Re AG
3.	AXA SA
4.	Sanofi
5.	Nordea Bank Abp
6.	Rentokil Initial plc
7.	ASML Holding NV
8.	Koninklijke Philips NV
9.	Linde plc
10.	Toyota Industries Corp.

8	MainStay Epoch International Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Michael A. Welhoelter, CFA, William J. Booth, CFA, and Glen Petraglia, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor .
How did MainStay Epoch International Choice Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay Epoch International Choice Fund returned 24.11%, underperforming the 34.18% return of the Fund’s benchmark, the MSCI EAFE® Index (Net) (the “Index”). Over the same period, Class I shares also underperformed the 31.46% return of the Morningstar Foreign Large Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
While the Fund produced strong absolute performance, both sector allocation effect and stock selection detracted from performance relative to the Index. From a sector allocation perspective, underweight exposure to energy and financials, the two top-performing sectors in the Index for the reporting period, were the largest detractors from the Fund’s relative performance. Utility sector exposure also detracted, primarily due to holdings in Italy-based Enel. Conversely, overweight exposure to information technology bolstered relative performance.
Stock selections in communication services (Ubisoft Entertainment) and consumer discretionary (Sands China) proved the most notable detractors. Relative performance benefited from strong stock selections in the consumer staples (Pernod Richard and Asahi Group), financials (AXA, Nordea Bank and Swiss Re), industrials (Bureau Veritas, ABB and Schneider Electric) and information technology (ASML, Samsung, ST Microelectronics and Keyence).
Country allocation had a positive effect on relative performance, while currency positioning detracted slightly.
During the reporting period, which sectors and/or countries were the strongest positive contributors to the Fund’s relative performance and which sectors and/or countries were particularly weak?
The countries making the strongest positive contributions to the Fund’s relative performance to the Index included Japan, Sweden and South Korea. (Contributions take weightings and total returns into account.) Conversely, the countries detracting most significantly from the Fund’s relative returns were the U.K., France and Hong Kong.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The Fund’s top contributors to absolute performance included shares in Netherlands-based semiconductor manufacturing equipment maker ASML Holding, French insurer AXA and Finland-based regional bank Nordea Bank.
ASML designs and manufactures lithography machines that are an essential component in semiconductor chip manufacturing. Photolithography is the process in which a light source is used to expose circuit patterns from a photomask onto a semiconductor wafer. The latest technological advances in this segment allow chipmakers to continually increase the number of transistors on the same area of silicon. ASML shares benefited during the reporting period from rising global demand for semiconductor chips in an increasing number of industrial applications, prompting manufacturers to invest in new equipment as they race to expand capacity.
AXA is a diversified global insurance company engaged in multiple insurance lines including life, health, and property and casualty, as well as asset management services. AXA's business franchise is strong, and the company enjoys robust capital strength and liquidity. The company continues to pay an attractive growing dividend supported by earnings and a strong regulatory capital position.
Nordea is one of the largest providers of corporate and retail banking, asset management and advisory services in the Nordic region. It is also present, though at a smaller scale, in other parts of Europe. Nordea benefits from the stability of the Nordic region, which has historically delivered strong economic growth, supported by rational monetary and fiscal policies and an established industrial base. Management has invested in efficiency and information technology integration in recent years that we expect to result in tangible improvements to the company’s operating costs, cross border cooperation and, ultimately, capital generation ahead of current levels.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

During the same period, the most significant detractors from the Fund’s absolute performance were France-based video game maker Ubisoft Entertainment, Macau-based resort and casino operator Sands China and Italy-based power generation company Enel.
Ubisoft is one of the world’s largest independent video game publishers, producing, editing, distributing and licensing video games and educational software. The company’s shares were very weak during the reporting period as some of its new releases were pushed further out into 2022. However, recent guidance toward higher research and development investments, with an increase in post-launch content investments to drive recurring revenues, has increased our confidence in the company’s prospects.
Sands China shares came under increased scrutiny from Chinese regulators that threatened the company’s outlook, leading us to eliminate the Fund’s position.
The Fund took the opportunity to increase its position in Enel, which operates as a multinational power company and an integrated player in the global power, gas and renewables markets. Enel produces energy and distributes electricity for business and households to more than 70 million end users in over 30 countries. About 60% of its energy generation is hydroelectric.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included shares in France-based pharmaceutical and laboratory equipment provider Sartorius Stedum Biotech, U.K.-based food and support services company Compass Group, and Germany-based telecommunications services provider Deutsche Telekom.
Sartorius Stedim Biotech is a leading international partner of the pharmaceutical industry with 2020 revenues of nearly 2 billion euros. The company manufactures single-use products, such as filters, mixing bags and cell culture for use in the manufacture of biological drugs. The company helps its customers manufacture biotech medications. Sartorius has a global reach, has been growing by double digits, and has been regularly expanding its portfolio through acquisitions of complementary technologies.
Compass Group provides catering outsourcing services in North America, Europe and elsewhere. The company also offers support services, such as cleaning in hospitals; providing reception services at corporate headquarters; managing remote camps; and providing grounds and facilities services at schools and universities. Compass is considered the leading, U.K.-based catering outsourcing company. In our opinion, the business is poised for a recovery as many economies around the world reopen. We expect volumes to increase as more people return to the office and sporting events, schools reopen in the fall, and demand for heath care remains steady and strong.
During the third quarter of 2021, the Fund began building a position in Deutsche Telekom (DT), one of Europe's largest telecom services providers and a leading provider of integrated telecom services worldwide. The company operates three main business divisions: Germany, USA, and Europe. Germany accounts for approximately 40% of enterprise value. DT is the country's leading mobile and fixed operator with roughly 49 million mobile subscribers and close to 18 million fixed lines. DT also owns a substantial minority stake in T-Mobile USA, which is the third-largest U.S. mobile operator, with approximately 105 million mobile subscribers.
During the same period, the Fund’s most significant sales included positions in U.K.-based insurance brokerage firm Willis Towers Watson and Sands China, described above.
We sold the Fund’s entire position in Willis Towers Watson as the company’s proposed merger with AON was called off in the face of litigation with the U.S. Department of Justice (“DOJ”). The proposed combination was announced on March 9, 2020 and was approved by some regulators but not the DOJ. We found the stand-alone business of Willis less interesting from an investment perspective, and viewed the company’s strategic direction as uncertain.
As mentioned above, the Fund sold its position in Sands China when we lost confidence in the regional gaming industry's outlook amid the current regulatory environment and uncertainty in China. China’s regulatory crackdown has already negatively affected several industries, and we were concerned that casinos could become impacted as well. Most of China’s recent regulatory restrictions have targeted areas described as conflicting with its “common prosperity” policy objectives, and we believe gambling could be viewed as inconsistent with China’s social welfare policies.
How did the Fund’s sector and/or country weightings change during the reporting period?
The Fund’s largest increases in sector weight during the reporting period were in consumer discretionary and energy. Conversely, the Fund saw reductions in exposure to the health care, communication services and materials sectors. From a country perspective, the Fund experienced its largest increases in exposure to France, Italy and Germany, and its most significant reductions in exposure to Switzerland, Japan and Spain.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2021, the Fund held its most overweight exposures relative to the Index to the consumer discretionary, information technology and communication services sectors. As of
10	MainStay Epoch International Choice Fund

the same date, the Fund’s most underweight positions were in the financials, industrials and real estate sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments October 31, 2021†
	Shares	Value
Common Stocks 96.5%
Finland 3.8%
Nordea Bank Abp (Banks)	902,489	$ 11,040,463
France 25.7%
AXA SA (Insurance)	398,476	11,589,659
Bureau Veritas SA (Professional Services)	231,724	7,355,791
EssilorLuxottica SA (Textiles, Apparel & Luxury Goods)	33,809	6,991,985
Pernod Ricard SA (Beverages)	27,971	6,424,860
Sanofi (Pharmaceuticals)	112,658	11,256,008
Sartorius Stedim Biotech (Life Sciences Tools & Services)	9,795	5,392,022
Schneider Electric SE (Electrical Equipment)	51,802	8,916,595
TotalEnergies SE (Oil, Gas & Consumable Fuels)	170,688	8,557,566
Ubisoft Entertainment SA (Entertainment) (a)	140,630	7,352,963
		73,837,449
Germany 2.7%
Deutsche Telekom AG (Registered) (Diversified Telecommunication Services)	416,954	7,749,577
Italy 3.0%
Enel SpA (Electric Utilities)	1,040,496	8,703,557
Japan 16.9%
Asahi Group Holdings Ltd. (Beverages)	142,100	6,429,565
Hoya Corp. (Health Care Equipment & Supplies)	41,100	6,031,125
Keyence Corp. (Electronic Equipment, Instruments & Components)	13,200	7,934,477
SoftBank Group Corp. (Wireless Telecommunication Services)	106,900	5,781,370
Sony Group Corp. (Household Durables)	114,900	13,246,642
Toyota Industries Corp. (Auto Components)	107,200	9,085,782
		48,508,961
Netherlands 11.2%
Akzo Nobel NV (Chemicals)	56,262	6,466,165
ASML Holding NV (Semiconductors & Semiconductor Equipment)	12,514	10,133,562
Koninklijke DSM NV (Chemicals)	27,344	5,975,807
	Shares	Value

Netherlands (continued)
Koninklijke Philips NV (Health Care Equipment & Supplies)	202,633	$ 9,539,576
		32,115,110
Republic of Korea 2.4%
Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	4,652	6,945,436
Spain 1.9%
Industria de Diseno Textil SA (Specialty Retail) (b)	150,863	5,448,182
Switzerland 8.9%
ABB Ltd. (Registered) (Electrical Equipment)	263,225	8,708,044
STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	109,302	5,169,738
Swiss Re AG (Insurance)	121,581	11,770,358
		25,648,140
Taiwan 2.5%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	62,130	7,064,181
United Kingdom 17.5%
Coca-Cola Europacific Partners plc (Beverages)	161,659	8,511,346
Compass Group plc (Hotels, Restaurants & Leisure) (a)	414,647	8,795,710
InterContinental Hotels Group plc (Hotels, Restaurants & Leisure) (a)	90,737	6,355,436
Linde plc (Chemicals)	29,362	9,372,351
Rentokil Initial plc (Commercial Services & Supplies)	1,272,876	10,249,895
Unilever plc (Personal Products)	130,533	6,988,434
		50,273,172
Total Common Stocks (Cost $229,189,970)		277,334,228
Short-Term Investments 4.3%
Affiliated Investment Company 2.3%
United States 2.3%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	6,567,500	6,567,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Epoch International Choice Fund

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 2.0%
United States 2.0%
Wells Fargo Government Money Market Fund, 0.025% (c)(d)	5,747,842	$ 5,747,842
Total Short-Term Investments (Cost $12,315,342)		12,315,342
Total Investments (Cost $241,505,312)	100.8%	289,649,570
Other Assets, Less Liabilities	(0.8)	(2,341,965)
Net Assets	100.0%	$ 287,307,605

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of October 31, 2021, the aggregate market value of securities on loan was $5,448,146. The Fund received cash collateral with a value of $5,747,842. (See Note 2(H))
(c)	Current yield as of October 31, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 277,334,228	$ —	$ —	$ 277,334,228
Short-Term Investments
Affiliated Investment Company	6,567,500	—	—	6,567,500
Unaffiliated Investment Company	5,747,842	—	—	5,747,842
Total Short-Term Investments	12,315,342	—	—	12,315,342
Total Investments in Securities	$ 289,649,570	$ —	$ —	$ 289,649,570

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Auto Components	$ 9,085,782	3.2%
Banks	11,040,463	3.8
Beverages	21,365,771	7.4
Chemicals	21,814,323	7.7
Commercial Services & Supplies	10,249,895	3.6
Diversified Telecommunication Services	7,749,577	2.7
Electric Utilities	8,703,557	3.0
Electrical Equipment	17,624,639	6.1
Electronic Equipment, Instruments & Components	7,934,477	2.8
Entertainment	7,352,963	2.6
Health Care Equipment & Supplies	15,570,701	5.4
Hotels, Restaurants & Leisure	15,151,146	5.2
Household Durables	13,246,642	4.6
Insurance	23,360,017	8.1
Life Sciences Tools & Services	5,392,022	1.9
Oil, Gas & Consumable Fuels	8,557,566	3.0
Personal Products	6,988,434	2.4
Pharmaceuticals	11,256,008	3.9
Professional Services	7,355,791	2.6
Semiconductors & Semiconductor Equipment	22,367,481	7.8
Specialty Retail	5,448,182	1.9
Technology Hardware, Storage & Peripherals	6,945,436	2.4
Textiles, Apparel & Luxury Goods	6,991,985	2.4
Wireless Telecommunication Services	5,781,370	2.0
	277,334,228	96.5
Short-Term Investments	12,315,342	4.3
Other Assets, Less Liabilities	(2,341,965)	(0.8)
Net Assets	$287,307,605	100.0%

†	Percentages indicated are based on Fund net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Epoch International Choice Fund

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $234,937,812) including securities on loan of $5,448,146	$283,082,070
Investment in affiliated investment companies, at value (identified cost $6,567,500)	6,567,500
Cash	27
Cash denominated in foreign currencies (identified cost $7,469)	7,428
Receivables:
Dividends and interest	3,670,016
Fund shares sold	9,301
Securities lending	1,891
Other assets	34,932
Total assets	293,373,165
Liabilities
Cash collateral received for securities on loan	5,747,842
Payables:
Manager (See Note 3)	201,826
Transfer agent (See Note 3)	36,133
Shareholder communication	20,159
Fund shares redeemed	16,359
NYLIFE Distributors (See Note 3)	12,409
Custodian	12,069
Professional fees	10,964
Trustees	892
Accrued expenses	6,907
Total liabilities	6,065,560
Net assets	$287,307,605
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 6,923
Additional paid-in-capital	311,656,082
311,663,005
Total distributable earnings (loss)	(24,355,400)
Net assets	$287,307,605
Class A
Net assets applicable to outstanding shares	$ 26,613,317
Shares of beneficial interest outstanding	641,318
Net asset value per share outstanding	$ 41.50
Maximum sales charge (5.50% of offering price)	2.42
Maximum offering price per share outstanding	$ 43.92
Investor Class
Net assets applicable to outstanding shares	$ 5,341,052
Shares of beneficial interest outstanding	129,040
Net asset value per share outstanding	$ 41.39
Maximum sales charge (5.00% of offering price)	2.18
Maximum offering price per share outstanding	$ 43.57
Class C
Net assets applicable to outstanding shares	$ 1,081,402
Shares of beneficial interest outstanding	26,815
Net asset value and offering price per share outstanding	$ 40.33
Class I
Net assets applicable to outstanding shares	$241,083,759
Shares of beneficial interest outstanding	5,806,771
Net asset value and offering price per share outstanding	$ 41.52
Class R1
Net assets applicable to outstanding shares	$ 164,035
Shares of beneficial interest outstanding	3,963
Net asset value and offering price per share outstanding	$ 41.39
Class R2
Net assets applicable to outstanding shares	$ 8,885,747
Shares of beneficial interest outstanding	214,281
Net asset value and offering price per share outstanding	$ 41.47
Class R3
Net assets applicable to outstanding shares	$ 4,104,398
Shares of beneficial interest outstanding	99,678
Net asset value and offering price per share outstanding	$ 41.18
SIMPLE Class
Net assets applicable to outstanding shares	$ 33,895
Shares of beneficial interest outstanding	819
Net asset value and offering price per share outstanding	$ 41.39

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $805,805)	$ 6,106,946
Securities lending	55,914
Dividends-affiliated	320
Interest	259
Total income	6,163,439
Expenses
Manager (See Note 3)	2,528,612
Transfer agent (See Note 3)	222,690
Distribution/Service—Class A (See Note 3)	64,972
Distribution/Service—Investor Class (See Note 3)	14,435
Distribution/Service—Class C (See Note 3)	24,856
Distribution/Service—Class R2 (See Note 3)	22,575
Distribution/Service—Class R3 (See Note 3)	22,093
Distribution/Service—SIMPLE Class (See Note 3)	150
Registration	104,115
Professional fees	68,247
Custodian	56,795
Shareholder communication	27,318
Shareholder service (See Note 3)	13,675
Trustees	7,554
Insurance	3,427
Miscellaneous	35,023
Total expenses before waiver/reimbursement	3,216,537
Expense waiver/reimbursement from Manager (See Note 3)	(24,662)
Net expenses	3,191,875
Net investment income (loss)	2,971,564
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	47,013,110
Foreign currency transactions	(64,292)
Net realized gain (loss)	46,948,818
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	19,152,009
Translation of other assets and liabilities in foreign currencies	(21,218)
Net change in unrealized appreciation (depreciation)	19,130,791
Net realized and unrealized gain (loss)	66,079,609
Net increase (decrease) in net assets resulting from operations	$69,051,173
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch International Choice Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,971,564	$ 2,470,985
Net realized gain (loss)	46,948,818	22,742,759
Net change in unrealized appreciation (depreciation)	19,130,791	(32,190,752)
Net increase (decrease) in net assets resulting from operations	69,051,173	(6,977,008)
Distributions to shareholders:
Class A	(107,083)	(593,066)
Investor Class	(14,596)	(147,791)
Class C	—	(96,034)
Class I	(2,007,419)	(9,881,928)
Class R1	(1,681)	(6,332)
Class R2	(33,206)	(264,219)
Class R3	(7,839)	(114,342)
Total distributions to shareholders	(2,171,824)	(11,103,712)
Capital share transactions:
Net proceeds from sales of shares	15,067,092	11,259,590
Net asset value of shares issued to shareholder in reinvestment of distributions	2,142,671	10,980,506
Cost of shares redeemed	(92,410,629)	(115,962,014)
Increase (decrease) in net assets derived from capital share transactions	(75,200,866)	(93,721,918)
Net increase (decrease) in net assets	(8,321,517)	(111,802,638)
Net Assets
Beginning of year	295,629,122	407,431,760
End of year	$287,307,605	$ 295,629,122
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 33.68	$ 35.57	$ 33.37	$ 36.20	$ 30.39
Net investment income (loss) (a)	0.34	0.17	0.74	0.50	0.34
Net realized and unrealized gain (loss)	7.66	(1.14)	1.96	(2.94)	6.41
Total from investment operations	8.00	(0.97)	2.70	(2.44)	6.75
Less distributions:
From net investment income	(0.18)	(0.92)	(0.50)	(0.39)	(0.94)
Net asset value at end of year	$ 41.50	$ 33.68	$ 35.57	$ 33.37	$ 36.20
Total investment return (b)	23.80%	(2.87)%	8.30%	(6.82)%	22.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%	0.48%	2.19%	1.40%	1.05%
Net expenses (c)	1.21%	1.20%(d)	1.19%(d)	1.18%(d)	1.23%
Portfolio turnover rate	43%	52%	47%	44%	8%
Net assets at end of year (in 000’s)	$ 26,613	$ 20,108	$ 23,114	$ 23,409	$ 33,997

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 33.60	$ 35.49	$ 33.30	$ 36.13	$ 30.36
Net investment income (loss) (a)	0.20	0.08	0.66	0.45	0.30
Net realized and unrealized gain (loss)	7.68	(1.13)	1.95	(2.96)	6.39
Total from investment operations	7.88	(1.05)	2.61	(2.51)	6.69
Less distributions:
From net investment income	(0.09)	(0.84)	(0.42)	(0.32)	(0.92)
Net asset value at end of year	$ 41.39	$ 33.60	$ 35.49	$ 33.30	$ 36.13
Total investment return (b)	23.48%	(3.10)%	8.02%	(7.00)%	22.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.50%	0.23%	1.97%	1.27%	0.92%
Net expenses (c)	1.50%	1.46%(d)	1.41%(d)	1.38%(d)	1.39%
Expenses (before waiver/reimbursement) (c)	1.59%	1.46%(d)	1.42%(d)	1.38%(d)	1.39%
Portfolio turnover rate	43%	52%	47%	44%	8%
Net assets at end of year (in 000's)	$ 5,341	$ 5,308	$ 6,306	$ 5,901	$ 6,757

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch International Choice Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 32.90	$ 34.73	$ 32.54	$ 35.41	$ 29.74
Net investment income (loss) (a)	(0.28)	(0.17)	0.42	0.19	0.04
Net realized and unrealized gain (loss)	7.71	(1.13)	1.92	(3.00)	6.30
Total from investment operations	7.43	(1.30)	2.34	(2.81)	6.34
Less distributions:
From net investment income	—	(0.53)	(0.15)	(0.06)	(0.67)
Net asset value at end of year	$ 40.33	$ 32.90	$ 34.73	$ 32.54	$ 35.41
Total investment return (b)	22.55%	(3.81)%	7.25%	(7.96)%	21.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.71)%	(0.51)%	1.27%	0.53%	0.13%
Net expenses (c)	2.25%	2.21%(d)	2.16%(d)	2.13%(d)	2.14%
Expenses (before waiver/reimbursement) (c)	2.28%	2.21%(d)	2.17%(d)	2.13%(d)	2.14%
Portfolio turnover rate	43%	52%	47%	44%	8%
Net assets at end of year (in 000’s)	$ 1,081	$ 4,740	$ 6,416	$ 9,354	$ 11,625

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 33.69	$ 35.58	$ 33.40	$ 36.25	$ 30.46
Net investment income (loss) (a)	0.40	0.26	0.80	0.60	0.39
Net realized and unrealized gain (loss)	7.70	(1.14)	1.98	(2.96)	6.45
Total from investment operations	8.10	(0.88)	2.78	(2.36)	6.84
Less distributions:
From net investment income	(0.27)	(1.01)	(0.60)	(0.49)	(1.05)
Net asset value at end of year	$ 41.52	$ 33.69	$ 35.58	$ 33.40	$ 36.25
Total investment return (b)	24.11%	(2.61)%	8.57%	(6.62)%	23.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99%	0.76%	2.40%	1.67%	1.21%
Net expenses (c)	0.95%	0.95%(d)	0.94%(d)	0.93%(d)	0.95%
Expenses (before waiver/reimbursement) (c)	0.96%	0.96%(d)	0.94%(d)	0.93%(d)	0.99%
Portfolio turnover rate	43%	52%	47%	44%	8%
Net assets at end of year (in 000’s)	$ 241,084	$ 252,974	$ 355,348	$ 479,523	$ 549,162

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R1	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 33.60	$ 35.48	$ 33.30	$ 36.18	$ 30.39
Net investment income (loss) (a)	0.36	0.21	0.81	0.64	0.36
Net realized and unrealized gain (loss)	7.68	(1.12)	1.93	(3.04)	6.44
Total from investment operations	8.04	(0.91)	2.74	(2.40)	6.80
Less distributions:
From net investment income	(0.25)	(0.97)	(0.56)	(0.48)	(1.01)
Net asset value at end of year	$ 41.39	$ 33.60	$ 35.48	$ 33.30	$ 36.18
Total investment return (b)	24.00%	(2.69)%	8.45%	(6.72)%	23.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%	0.63%	2.43%	1.79%	1.14%
Net expenses (c)	1.05%	1.05%(d)	1.04%(d)	1.03%(d)	1.05%
Expenses (before waiver/reimbursement) (c)	1.06%	1.06%(d)	1.04%(d)	1.03%(d)	1.12%
Portfolio turnover rate	43%	52%	47%	44%	8%
Net assets at end of year (in 000’s)	$ 164	$ 201	$ 230	$ 229	$ 257

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Year Ended October 31,
Class R2	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 33.65	$ 35.54	$ 33.33	$ 36.16	$ 30.37
Net investment income (loss) (a)	0.27	0.13	0.71	0.48	0.31
Net realized and unrealized gain (loss)	7.69	(1.14)	1.96	(2.96)	6.41
Total from investment operations	7.96	(1.01)	2.67	(2.48)	6.72
Less distributions:
From net investment income	(0.14)	(0.88)	(0.46)	(0.35)	(0.93)
Net asset value at end of year	$ 41.47	$ 33.65	$ 35.54	$ 33.33	$ 36.16
Total investment return (b)	23.69%	(2.94)%	8.17%	(6.92)%	22.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67%	0.39%	2.12%	1.33%	0.96%
Net expenses (c)	1.30%	1.30%(d)	1.29%(d)	1.28%(d)	1.30%
Expenses (before waiver/reimbursement) (c)	1.31%	1.31%(d)	1.29%(d)	1.28%(d)	1.34%
Portfolio turnover rate	43%	52%	47%	44%	8%
Net assets at end of year (in 000’s)	$ 8,886	$ 7,827	$ 10,884	$ 14,656	$ 23,119

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch International Choice Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R3	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 33.43	$ 35.31	$ 33.10	$ 35.90	$ 30.13
Net investment income (loss) (a)	0.17	0.04	0.62	0.40	0.24
Net realized and unrealized gain (loss)	7.64	(1.13)	1.95	(2.95)	6.36
Total from investment operations	7.81	(1.09)	2.57	(2.55)	6.60
Less distributions:
From net investment income	(0.06)	(0.79)	(0.36)	(0.25)	(0.83)
Net asset value at end of year	$ 41.18	$ 33.43	$ 35.31	$ 33.10	$ 35.90
Total investment return (b)	23.37%	(3.21)%	7.90%	(7.15)%	22.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41%	0.12%	1.85%	1.13%	0.74%
Net expenses (c)	1.55%	1.55%(d)	1.54%(d)	1.53%(d)	1.59%
Portfolio turnover rate	43%	52%	47%	44%	8%
Net assets at end of year (in 000’s)	$ 4,104	$ 4,447	$ 5,134	$ 5,609	$ 7,360

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class	2021	2020
Net asset value at beginning of period	$ 33.59	$ 35.90*
Net investment income (loss) (a)	0.11	(0.02)
Net realized and unrealized gain (loss)	7.69	(2.29)
Total from investment operations	7.80	(2.31)
Net asset value at end of period	$ 41.39	$ 33.59
Total investment return (b)	23.19%	(6.43)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.27%	(0.29)%
Net expenses (c)	1.74%	1.69%(d)
Expenses (before waiver/reimbursement) (c)	1.86%	1.69%(d)
Portfolio turnover rate	43%	52%
Net assets at end of period (in 000’s)	$ 34	$ 23

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Choice Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	9/1/2006
Investor Class	4/29/2008
Class C	9/1/2006
Class I	12/31/1997
Class R1	9/1/2006
Class R2	9/1/2006
Class R3	9/1/2006
SIMPLE Class	8/31/2020
Class R6	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and SIMPLE Class shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

22	MainStay Epoch International Choice Fund

For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may
23

Notes to Financial Statements (continued)
include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

24	MainStay Epoch International Choice Fund

(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the
25

Notes to Financial Statements (continued)
“Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion. During the year ended October 31, 2021, the effective management fee rate was 0.80% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class I, 0.95%. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class R1, 1.05%; and Class R2, 1.30%. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $2,528,612 and waived fees and/or reimbursed expenses in the amount of $24,662 and paid the Subadvisor in the amount of $1,255,302.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plan, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2021, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 226
Class R2	9,030
Class R3	4,419
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $2,110 and $1,167, respectively.

26	MainStay Epoch International Choice Fund

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 15,766	$ —
Investor Class	25,585	(5,377)
Class C	9,464	(764)
Class I	163,410	—
Class R1	139	—
Class R2	5,491	—
Class R3	2,694	—
SIMPLE Class	141	(36)
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 12,460	$ 95,745	$ (101,637)	$ —	$ —	$ 6,568	$ —(a)	$ —	6,568

(a)	Less than $500.

(G) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$28,816	85.0%
27

Notes to Financial Statements (continued)
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$241,786,061	$57,686,292	$(9,822,783)	$47,863,509
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$7,130,538	$(79,501,335)	$48,015,397	$(24,355,400)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and passive foreign investment companies (PFIC).
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $79,501,335 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$75,754	$3,747
The Fund utilized $42,314,867 of capital loss carryforwards during the year ended October 31, 2021.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$2,171,824	$11,103,712
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $4,136 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $130,741 and $207,323, respectively.

28	MainStay Epoch International Choice Fund

Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	118,268	$ 4,756,256
Shares issued to shareholders in reinvestment of distributions	2,704	104,608
Shares redeemed	(99,267)	(4,002,536)
Net increase (decrease) in shares outstanding before conversion	21,705	858,328
Shares converted into Class A (See Note 1)	22,815	921,028
Shares converted from Class A (See Note 1)	(267)	(11,431)
Net increase (decrease)	44,253	$ 1,767,925
Year ended October 31, 2020:
Shares sold	45,816	$ 1,584,483
Shares issued to shareholders in reinvestment of distributions	16,255	578,034
Shares redeemed	(131,556)	(4,470,389)
Net increase (decrease) in shares outstanding before conversion	(69,485)	(2,307,872)
Shares converted into Class A (See Note 1)	17,297	624,193
Shares converted from Class A (See Note 1)	(634)	(19,458)
Net increase (decrease)	(52,822)	$ (1,703,137)

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	6,666	$ 270,942
Shares issued to shareholders in reinvestment of distributions	377	14,577
Shares redeemed	(16,054)	(653,856)
Net increase (decrease) in shares outstanding before conversion	(9,011)	(368,337)
Shares converted into Investor Class (See Note 1)	2,359	95,793
Shares converted from Investor Class (See Note 1)	(22,276)	(898,243)
Net increase (decrease)	(28,928)	$ (1,170,787)
Year ended October 31, 2020:
Shares sold	9,664	$ 320,204
Shares issued to shareholders in reinvestment of distributions	4,140	147,224
Shares redeemed	(18,461)	(629,678)
Net increase (decrease) in shares outstanding before conversion	(4,657)	(162,250)
Shares converted into Investor Class (See Note 1)	1,568	51,241
Shares converted from Investor Class (See Note 1)	(16,594)	(599,457)
Net increase (decrease)	(19,683)	$ (710,466)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,153	$ 43,419
Shares redeemed	(115,417)	(4,517,395)
Net increase (decrease) in shares outstanding before conversion	(114,264)	(4,473,976)
Shares converted from Class C (See Note 1)	(2,984)	(118,578)
Net increase (decrease)	(117,248)	$ (4,592,554)
Year ended October 31, 2020:
Shares sold	705	$ 23,145
Shares issued to shareholders in reinvestment of distributions	2,660	93,255
Shares redeemed	(42,219)	(1,431,418)
Net increase (decrease) in shares outstanding before conversion	(38,854)	(1,315,018)
Shares converted from Class C (See Note 1)	(1,823)	(60,828)
Net increase (decrease)	(40,677)	$ (1,375,846)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	194,281	$ 7,889,373
Shares issued to shareholders in reinvestment of distributions	51,337	1,982,113
Shares redeemed	(1,948,578)	(78,940,526)
Net increase (decrease) in shares outstanding before conversion	(1,702,960)	(69,069,040)
Shares converted into Class I (See Note 1)	267	11,431
Net increase (decrease)	(1,702,693)	$ (69,057,609)
Year ended October 31, 2020:
Shares sold	223,965	$ 7,156,222
Shares issued to shareholders in reinvestment of distributions	275,900	9,791,683
Shares redeemed	(2,978,309)	(103,949,238)
Net increase (decrease) in shares outstanding before conversion	(2,478,444)	(87,001,333)
Shares converted into Class I (See Note 1)	140	4,309
Net increase (decrease)	(2,478,304)	$ (86,997,024)

Class R1	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,217	$ 47,935
Shares issued to shareholders in reinvestment of distributions	44	1,681
Shares redeemed	(3,293)	(137,223)
Net increase (decrease)	(2,032)	$ (87,607)
Year ended October 31, 2020:
Shares sold	5,602	$ 194,538
Shares issued to shareholders in reinvestment of distributions	163	5,764
Shares redeemed	(6,242)	(205,781)
Net increase (decrease)	(477)	$ (5,479)

29

Notes to Financial Statements (continued)
Class R2	Shares	Amount
Year ended October 31, 2021:
Shares sold	33,596	$ 1,365,655
Shares issued to shareholders in reinvestment of distributions	826	31,942
Shares redeemed	(52,731)	(2,138,343)
Net increase (decrease)	(18,309)	$ (740,746)
Year ended October 31, 2020:
Shares sold	37,649	$ 1,244,859
Shares issued to shareholders in reinvestment of distributions	7,208	256,320
Shares redeemed	(118,556)	(3,997,761)
Net increase (decrease)	(73,699)	$ (2,496,582)

Class R3	Shares	Amount
Year ended October 31, 2021:
Shares sold	17,050	$ 688,346
Shares issued to shareholders in reinvestment of distributions	201	7,750
Shares redeemed	(50,601)	(2,020,750)
Net increase (decrease)	(33,350)	$ (1,324,654)
Year ended October 31, 2020:
Shares sold	21,759	$ 711,139
Shares issued to shareholders in reinvestment of distributions	3,056	108,226
Shares redeemed	(37,202)	(1,277,749)
Net increase (decrease)	(12,387)	$ (458,384)

SIMPLE Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	123	$ 5,166
Net increase (decrease)	123	$ 5,166
Year ended October 31, 2020:
Shares sold	696	$ 25,000
Net increase (decrease)	696	$ 25,000
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Epoch International Choice Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Epoch International Choice Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians and the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
31

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2021, the Fund designated approximately $2,899,390 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2021:
•    the total amount of taxes credited to foreign countries was $862,289.
•    the total amount of income sourced from foreign countries was $4,861,295.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
32	MainStay Epoch International Choice Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
34	MainStay Epoch International Choice Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
36	MainStay Epoch International Choice Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1756402MS180-21	MSEIC11-12/21
(NYLIM) NL319

MainStay Epoch U.S. Equity
Yield Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	2/3/2009	26.92%	9.59%	11.03%	1.09%
		Excluding sales charges		34.30	10.84	11.66	1.09
Investor Class Shares[2]	Maximum 5% Initial Sales Charge	With sales charges	11/16/2009	27.26	9.36	10.84	1.38
		Excluding sales charges		33.96	10.60	11.47	1.38
Class B Shares[3]	Maximum 5% CDSC	With sales charges	5/8/2017	27.98	N/A	8.37	2.13
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		32.98	N/A	8.70	2.13
Class C Shares	Maximum 1% CDSC	With sales charges	11/16/2009	31.98	9.76	10.65	2.13
	if Redeemed Within One Year of Purchase	Excluding sales charges		32.98	9.76	10.65	2.13
Class I Shares	No Sales Charge		12/3/2008	34.78	11.15	11.95	0.84
Class R1 Shares	No Sales Charge		5/8/2017	34.50	N/A	9.91	0.94
Class R2 Shares	No Sales Charge		5/8/2017	34.20	N/A	9.63	1.19
Class R3 Shares	No Sales Charge		5/8/2017	33.83	N/A	9.37	1.44
Class R6 Shares	No Sales Charge		5/8/2017	34.78	N/A	10.15	0.74
SIMPLE Class Shares	No Sales Charge		8/31/2020	33.61	N/A	23.60	1.63

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Value Index[1]	43.76%	12.39%	12.85%
U.S. Equity Yield Composite Index[2]	27.91	11.89	12.42
Morningstar Large Value Category Average[3]	43.38	12.38	11.78

1.	The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Fund has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,057.70	$ 5.50	$1,019.86	$ 5.40	1.06%
Investor Class Shares	$1,000.00	$1,055.90	$ 6.89	$1,018.50	$ 6.77	1.33%
Class B Shares	$1,000.00	$1,051.90	$10.76	$1,014.72	$10.56	2.08%
Class C Shares	$1,000.00	$1,052.50	$10.76	$1,014.72	$10.56	2.08%
Class I Shares	$1,000.00	$1,058.80	$ 3.79	$1,021.53	$ 3.72	0.73%
Class R1 Shares	$1,000.00	$1,057.90	$ 4.72	$1,020.62	$ 4.63	0.91%
Class R2 Shares	$1,000.00	$1,056.60	$ 6.01	$1,019.36	$ 5.90	1.16%
Class R3 Shares	$1,000.00	$1,055.70	$ 7.31	$1,018.10	$ 7.17	1.41%
Class R6 Shares	$1,000.00	$1,059.30	$ 3.79	$1,021.53	$ 3.72	0.73%
SIMPLE Class Shares	$1,000.00	$1,054.50	$ 8.13	$1,017.29	$ 7.98	1.57%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2021 (Unaudited)
Banks	7.3%
Semiconductors & Semiconductor Equipment	6.6
Pharmaceuticals	5.8
Electric Utilities	5.4
Insurance	5.3
Chemicals	5.3
Capital Markets	4.6
Oil, Gas & Consumable Fuels	3.8
Equity Real Estate Investment Trusts	3.7
Electrical Equipment	3.5
Multi–Utilities	3.1
Biotechnology	2.9
Household Products	2.8
Beverages	2.8
Aerospace & Defense	2.7
Tobacco	2.5
IT Services	2.1
Health Care Providers & Services	2.1
Media	1.8
Software	1.8
Health Care Equipment & Supplies	1.8
Commercial Services & Supplies	1.7%
Diversified Telecommunication Services	1.7
Hotels, Restaurants & Leisure	1.6
Specialty Retail	1.5
Trading Companies & Distributors	1.4
Food & Staples Retailing	1.4
Multiline Retail	1.4
Communications Equipment	1.4
Industrial Conglomerates	1.3
Technology Hardware, Storage & Peripherals	1.0
Air Freight & Logistics	1.0
Leisure Products	1.0
Containers & Packaging	0.9
Machinery	0.7
Household Durables	0.7
Textiles, Apparel & Luxury Goods	0.5
Short–Term Investment	3.1
Other Assets, Less Liabilities	–0.0‡
100.0%
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	Nutrien Ltd.
2.	JPMorgan Chase & Co.
3.	Broadcom, Inc.
4.	MetLife, Inc.
5.	Merck & Co., Inc.
6.	Microsoft Corp.
7.	Medtronic plc
8.	BlackRock, Inc.
9.	Emerson Electric Co.
10.	AbbVie, Inc.

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Kera Van Valen, CFA, John Tobin, PhD, CFA, Michael A. Welhoelter, CFA, and William W. Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.
How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay Epoch U.S. Equity Yield Fund returned 34.78%, underperforming the 43.76% return of the Fund’s primary benchmark, the Russell 1000® Value Index. Over the same period, Class I shares outperformed the 27.91% return of the U.S. Equity Yield Composite Index, which is the Fund’s secondary benchmark, and underperformed the 43.38% return of the Morningstar Large Value Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Equity markets surged in November 2020 and continued to advance for most of the reporting period as the vaccine rollout accelerated, businesses reopened, and a rapid economic recovery supported a rebound in earnings. Equities hit record highs in August. However, the year was not without its ups and downs. Market leadership flip-flopped between growth and value as the reporting period progressed, with concerns growing about the rapid spread of the Delta COVID-19 virus variant, snarls in global supply chains and inflation that appeared less "transitory" than initially believed.
The Fund participated in the market’s gains and maintained a dividend yield significantly greater than that of the benchmark during a period when exposure to yield was a headwind. Returns lagged the Russell 1000® Value Index primarily due to underweight exposure to financials and energy, the two best performing sectors in the benchmark. Overweight exposure to consumer staples and utilities the two worst performing sectors in the benchmark, further detracted from returns. Stock selection among financials and utilities also undermined relative performance, while stock selection in the information technology and health care sectors made positive contributions. (Contributions take weightings and total returns into account.)
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the strongest positive sector contribution to the Fund’s performance relative to the Russell 1000® Value Index came from information technology, where stock selection drove outperformance. Stock selection in health care and real estate were other top contributors to relative results. Underweight exposure to the communication services sector also contributed positively, though the effect was partially offset by disappointing stock selection.
Conversely, financials were the largest detractor from the Fund’s relative performance, primarily due to an underweight exposure and stock selection in the sector. Overweight exposure to utilities and weak stock selection in the sector also detracted, as did stock selection and underweight exposure in energy.
During the reporting period, which individual stocks made the strongest positive contributors to the Fund’s absolute performance and which stocks detracted the most?
Top contributors to the Fund’s absolute performance during the reporting period included insurer MetLife (“MET”) and financial services firm JPMorgan Chase (“JPM”).
MET serves retail and commercial customers globally with a comprehensive offering of insurance products including life, disability, accident and health, dental and annuities. The company is particularly strong in group benefits and has a significant and broadly based international presence. Shares trended higher in response to positive underlying business developments. The company experienced limited impacts from the pandemic, successfully completed two bolt-on acquisitions that strengthened the company’s offering in vision care and pet care, closed on the sale of its property and casualty business, and delivered strong investment results. Management remains committed to rewarding shareholders with an attractive growing dividend, debt reduction and share repurchases. The company announced a new share repurchase program in 2021 in conjunction with its second quarter earnings release.
JPM holds more than $3 trillion in assets. The company operates four business segments, including consumer and community banking, capital markets, commercial banking, and asset and wealth management. Shares generally trended higher, reflecting economic recovery from the pandemic, encouraging signs of increasing credit card spending by consumers, positive overall credit trends allowing for material reserve releases, and strong earnings contributions from capital raising, trading and advisory businesses. Toward the end of the reporting period, the move higher in benchmark interest rates and concomitant steepening of the yield curve provided a tailwind as both were constructive for JPM’s net interest margin and net interest income development. Finally, the relaxation by the U.S. Federal Reserve of regulatory constraints on shareholder distributions allowed JPM to announce a sizable dividend increase and resume material share repurchases. The company has historically returned excess cash flow to shareholders with an attractive, growing dividend and has regularly used share buybacks to distribute excess capital to shareholders.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

The most significant detractors from the Fund’s absolute performance during the same period were utility WEC Energy and telecommunications company Verizon.
WEC Energy is a regulated utility company that provides electricity and natural gas services to customers in Wisconsin, Illinois, Minnesota and Michigan. The company also owns a 60% stake in the American Transmission Company (“ATC”), which operates high-voltage electric transmission systems. Shares underperformed along with utility peers as the recovery from COVID-19 led to a significant rise in interest rates from the prior year. Management was focused on generating cash flow from earning investment returns on its rate bases. The company’s overall rate base growth stemmed from infrastructure investments to renew and modernize electricity and gas distribution networks, meet new environmental standards, and reduce energy costs for customers. We expect WEC to deliver mid-to-high single-digit growth, and reward its shareholders with an attractive and growing dividend.
Verizon is a leading provider of telecommunication services in the United States. Shares underperformed on a more competitive environment and a spectrum auction that proved more costly than initial expectations. Competitor AT&T is refocusing towards a primarily wireless company and spinning off its media business. Although a smaller AT&T that is primarily a U.S. wire and wireline carrier will make share capture more difficult for Verizon going forward, it does have positive implications. In the past, AT&T has used its other cash-generating businesses to fund promotions in its wireless operations. All three U.S. wireless players will benefit from a more rational pricing and competitive environment. We believe Verizon’s spectrum purchase will help the company maintain a leading network and add capacity as customer usage continues to increase. Verizon has historically paid a well-covered dividend in addition to using cash flow to fund debt reduction.
What were some of the Fund’s largest purchases and sales during the reporting period?
New purchases initiated during the reporting period included real estate investment trust (“REIT”) W.P. Carey and industrial gas producer Linde.
W.P. Carey owns a portfolio of commercial real estate leased to a broadly diverse group of tenants spanning multiple sectors (including industrials, warehouse, office, retail and self-storage) and geographic regions (primarily in the U.S. and Europe). Growth has occurred organically due to built-in rent escalations, and inorganically through the acquisition and development of new properties. The company has historically maintained a strong, investment-grade balance sheet and paid an attractive, growing dividend.
Linde is the largest industrial gas company worldwide, serving a diverse group of industries by offering purified atmospheric gases such as oxygen and nitrogen, and process gases such as hydrogen and helium. The company generates strong cash flow by distributing its products through various profitable methods, such as on-site, merchant and packaged gases. Cash flow growth has come from exposure to fast-growing markets such as health care and electronics, and expansions in geographies with strong industrial growth. We believe the company has a strong project backlog and is well positioned to offer clean energy solutions with its expertise in carbon dioxide and hydrogen. Linde has historically rewarded its shareholders with an attractive and growing dividend and regular share buybacks.
The Fund’s most significant sales during the same period included closing its positions entirely in food seasoning company McCormick and diversified financial services company Allianz.
McCormick is a global leader in seasonings and flavorings. Sales growth has been driven by new products and expanded distribution. Flavor has been an advantaged global category supported by consumer demand for appetizing food and healthy eating. The Fund exited its position on concerns surrounding the sustainability of the company’s cash flow growth as the economy reopens post pandemic. The trade was made to fund other shareholder yield opportunities.
Allianz provides clients globally with life insurance, property and casualty insurance, and asset management services. While we consider Allianz to enjoy a strong global franchise, and expect earnings development and a robust regulatory capital position to continue to support ongoing shareholder distributions, we elected to close this position to fund other shareholder yield opportunities among U.S.-domiciled candidates.
How did the Fund’s sector weightings change during the reporting period?
The Fund’s most significant sector weighting changes during the reporting period were decreases in consumer staples and utilities, and increases in financials and industrials. The Fund’s sector allocations are a result of our bottom-up, fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2021, the Fund’s largest sector allocations on an absolute basis were to financials and information technology, while its smallest total sector allocations were to communication services and real estate. As of the same date, relative to the Russell 1000® Value Index, the Fund held its most overweight exposures to utilities, a defensive sector that is typically more heavily represented in the Fund, and information technology. The
10	MainStay Epoch U.S. Equity Yield Fund

Fund’s most significant underweight exposures were to the health care and financials sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments October 31, 2021†
	Shares	Value
Common Stocks 96.9%
Aerospace & Defense 2.7%
General Dynamics Corp.	36,187	$ 7,336,914
Lockheed Martin Corp.	33,055	10,984,838
Raytheon Technologies Corp.	132,569	11,780,081
		30,101,833
Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	51,497	10,993,065
Banks 7.3%
Bank of America Corp.	394,203	18,835,019
JPMorgan Chase & Co.	127,257	21,619,692
PNC Financial Services Group, Inc. (The)	52,889	11,161,166
Truist Financial Corp.	289,843	18,396,335
U.S. Bancorp	206,335	12,456,444
		82,468,656
Beverages 2.8%
Coca-Cola Co. (The)	183,370	10,336,567
Coca-Cola Europacific Partners plc	146,139	7,694,218
PepsiCo, Inc.	81,073	13,101,397
		31,132,182
Biotechnology 2.9%
AbbVie, Inc.	173,407	19,884,581
Amgen, Inc.	61,587	12,746,661
		32,631,242
Capital Markets 4.6%
BlackRock, Inc.	21,573	20,353,263
CME Group, Inc.	39,666	8,748,336
Lazard Ltd., Class A	303,918	14,888,943
T. Rowe Price Group, Inc.	34,447	7,470,865
		51,461,407
Chemicals 5.3%
Dow, Inc.	204,943	11,470,660
Linde plc	26,792	8,552,006
LyondellBasell Industries NV, Class A	98,122	9,107,684
Nutrien Ltd.	325,334	22,744,100
PPG Industries, Inc.	44,886	7,207,345
		59,081,795
Commercial Services & Supplies 1.7%
Republic Services, Inc.	96,730	13,019,858
Waste Management, Inc.	40,362	6,467,203
		19,487,061
	Shares	Value

Communications Equipment 1.4%
Cisco Systems, Inc.	274,185	$ 15,346,134
Containers & Packaging 0.9%
Amcor plc	851,784	10,281,033
Diversified Telecommunication Services 1.7%
AT&T, Inc.	268,618	6,785,291
Verizon Communications, Inc.	237,651	12,593,126
		19,378,417
Electric Utilities 5.4%
Alliant Energy Corp.	109,605	6,200,355
American Electric Power Co., Inc.	131,668	11,153,596
Duke Energy Corp.	63,675	6,495,487
Entergy Corp.	129,438	13,334,703
Evergy, Inc.	141,616	9,028,020
Eversource Energy	88,032	7,473,917
NextEra Energy, Inc.	80,377	6,858,569
		60,544,647
Electrical Equipment 3.5%
Eaton Corp. plc	107,169	17,657,164
Emerson Electric Co.	206,683	20,050,318
Hubbell, Inc.	6,340	1,264,006
		38,971,488
Equity Real Estate Investment Trusts 3.7%
American Tower Corp.	30,272	8,535,796
Iron Mountain, Inc.	371,960	16,976,254
Welltower, Inc.	67,503	5,427,241
WP Carey, Inc.	144,043	11,107,156
		42,046,447
Food & Staples Retailing 1.4%
Walmart, Inc.	105,777	15,805,199
Health Care Equipment & Supplies 1.8%
Medtronic plc	172,236	20,644,207
Health Care Providers & Services 2.1%
CVS Health Corp.	124,219	11,090,273
UnitedHealth Group, Inc.	26,792	12,336,912
		23,427,185
Hotels, Restaurants & Leisure 1.6%
McDonald's Corp.	46,277	11,363,317
Vail Resorts, Inc.	17,398	5,997,265
		17,360,582

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Epoch U.S. Equity Yield Fund

	Shares	Value
Common Stocks (continued)
Household Durables 0.7%
Leggett & Platt, Inc.	155,186	$ 7,270,464
Household Products 2.8%
Colgate-Palmolive Co.	71,678	5,461,147
Kimberly-Clark Corp.	79,333	10,272,830
Procter & Gamble Co. (The)	110,300	15,771,797
		31,505,774
Industrial Conglomerates 1.3%
Honeywell International, Inc.	66,111	14,453,187
Insurance 5.3%
Arthur J Gallagher & Co.	115,868	19,427,588
Marsh & McLennan Cos., Inc.	52,193	8,705,792
MetLife, Inc.	339,948	21,348,735
Travelers Cos., Inc. (The)	61,239	9,852,130
		59,334,245
IT Services 2.1%
Automatic Data Processing, Inc.	29,576	6,639,516
International Business Machines Corp.	82,435	10,312,619
Paychex, Inc.	56,368	6,949,047
		23,901,182
Leisure Products 1.0%
Hasbro, Inc.	113,084	10,828,924
Machinery 0.7%
Cummins, Inc.	34,795	8,345,233
Media 1.8%
Comcast Corp., Class A	294,367	15,139,295
Omnicom Group, Inc.	81,421	5,543,141
		20,682,436
Multiline Retail 1.4%
Target Corp.	59,500	15,447,390
Multi-Utilities 3.1%
Ameren Corp.	106,325	8,962,134
CMS Energy Corp.	89,423	5,396,678
Dominion Energy, Inc.	88,728	6,737,117
NiSource, Inc.	229,648	5,665,416
WEC Energy Group, Inc.	85,596	7,708,776
		34,470,121
	Shares	Value

Oil, Gas & Consumable Fuels 3.8%
Chevron Corp.	131,873	$ 15,098,140
Enterprise Products Partners LP	495,830	11,245,424
Magellan Midstream Partners LP	181,283	8,882,867
Phillips 66	98,818	7,389,610
		42,616,041
Pharmaceuticals 5.8%
Eli Lilly and Co.	43,146	10,991,875
Johnson & Johnson	109,605	17,852,463
Merck & Co., Inc.	237,243	20,889,246
Pfizer, Inc.	343,776	15,036,762
		64,770,346
Semiconductors & Semiconductor Equipment 6.6%
Analog Devices, Inc.	100,558	17,445,808
Broadcom, Inc.	40,312	21,432,681
Intel Corp.	192,417	9,428,433
KLA Corp.	41,754	15,564,221
Texas Instruments, Inc.	55,269	10,361,832
		74,232,975
Software 1.8%
Microsoft Corp.	62,283	20,654,288
Specialty Retail 1.5%
Home Depot, Inc. (The)	46,277	17,203,012
Technology Hardware, Storage & Peripherals 1.0%
Apple, Inc.	76,897	11,519,171
Textiles, Apparel & Luxury Goods 0.5%
Hanesbrands, Inc.	340,296	5,798,644
Tobacco 2.5%
Altria Group, Inc.	214,686	9,469,799
British American Tobacco plc, Sponsored ADR	192,417	6,719,202
Philip Morris International, Inc.	128,742	12,171,269
		28,360,270
Trading Companies & Distributors 1.4%
MSC Industrial Direct Co., Inc., Class A	119,840	10,074,949
Watsco, Inc.	21,225	6,146,335
		16,221,284
Total Common Stocks (Cost $782,187,834)		1,088,777,567
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Shares	Value
Short-Term Investment 3.1%
Affiliated Investment Company 3.1%
MainStay U.S. Government Liquidity Fund, 0.01% (a)	35,199,498	$ 35,199,498
Total Short-Term Investment (Cost $35,199,498)		35,199,498
Total Investments (Cost $817,387,332)	100.0%	1,123,977,065
Other Assets, Less Liabilities	(0.0)‡	(35,140)
Net Assets	100.0%	$ 1,123,941,925

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Current yield as of October 31, 2021.

Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,088,777,567	$ —	$ —	$ 1,088,777,567
Short-Term Investment
Affiliated Investment Company	35,199,498	—	—	35,199,498
Total Investments in Securities	$ 1,123,977,065	$ —	$ —	$ 1,123,977,065

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Epoch U.S. Equity Yield Fund

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $782,187,834)	$1,088,777,567
Investment in affiliated investment companies, at value (identified cost $35,199,498)	35,199,498
Cash	96
Receivables:
Dividends and interest	1,906,641
Fund shares sold	957,149
Securities lending	494
Other assets	74,026
Total assets	1,126,915,471
Liabilities
Payables:
Investment securities purchased	1,261,812
Manager (See Note 3)	640,950
Fund shares redeemed	571,793
Transfer agent (See Note 3)	251,075
NYLIFE Distributors (See Note 3)	145,181
Shareholder communication	79,554
Professional fees	12,179
Custodian	3,842
Trustees	1,182
Accrued expenses	5,978
Total liabilities	2,973,546
Net assets	$1,123,941,925
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 56,843
Additional paid-in-capital	833,039,745
833,096,588
Total distributable earnings (loss)	290,845,337
Net assets	$1,123,941,925
Class A
Net assets applicable to outstanding shares	$508,888,208
Shares of beneficial interest outstanding	25,832,256
Net asset value per share outstanding	$ 19.70
Maximum sales charge (5.50% of offering price)	1.15
Maximum offering price per share outstanding	$ 20.85
Investor Class
Net assets applicable to outstanding shares	$ 86,154,957
Shares of beneficial interest outstanding	4,394,264
Net asset value per share outstanding	$ 19.61
Maximum sales charge (5.00% of offering price)	1.03
Maximum offering price per share outstanding	$ 20.64
Class B
Net assets applicable to outstanding shares	$ 7,839,788
Shares of beneficial interest outstanding	412,634
Net asset value and offering price per share outstanding	$ 19.00
Class C
Net assets applicable to outstanding shares	$ 14,435,384
Shares of beneficial interest outstanding	759,878
Net asset value and offering price per share outstanding	$ 19.00
Class I
Net assets applicable to outstanding shares	$357,564,823
Shares of beneficial interest outstanding	17,956,417
Net asset value and offering price per share outstanding	$ 19.91
Class R1
Net assets applicable to outstanding shares	$ 718,898
Shares of beneficial interest outstanding	36,121
Net asset value and offering price per share outstanding	$ 19.90
Class R2
Net assets applicable to outstanding shares	$ 1,609,116
Shares of beneficial interest outstanding	81,707
Net asset value and offering price per share outstanding	$ 19.69
Class R3
Net assets applicable to outstanding shares	$ 3,252,138
Shares of beneficial interest outstanding	165,098
Net asset value and offering price per share outstanding	$ 19.70
Class R6
Net assets applicable to outstanding shares	$143,435,809
Shares of beneficial interest outstanding	7,202,255
Net asset value and offering price per share outstanding	$ 19.92
SIMPLE Class
Net assets applicable to outstanding shares	$ 42,804
Shares of beneficial interest outstanding	2,178
Net asset value and offering price per share outstanding	$ 19.65

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $95,880)	$ 29,286,138
Securities lending	2,597
Dividends-affiliated	1,691
Total income	29,290,426
Expenses
Manager (See Note 3)	7,118,407
Distribution/Service—Class A (See Note 3)	1,163,313
Distribution/Service—Investor Class (See Note 3)	223,515
Distribution/Service—Class B (See Note 3)	89,449
Distribution/Service—Class C (See Note 3)	167,021
Distribution/Service—Class R2 (See Note 3)	3,966
Distribution/Service—Class R3 (See Note 3)	16,922
Distribution/Service—SIMPLE Class (See Note 3)	165
Transfer agent (See Note 3)	1,169,445
Registration	165,406
Shareholder communication	97,669
Professional fees	85,823
Custodian	25,614
Trustees	23,170
Insurance	9,548
Shareholder service (See Note 3)	5,743
Miscellaneous	34,158
Total expenses before waiver/reimbursement	10,399,334
Expense waiver/reimbursement from Manager (See Note 3)	(372,115)
Net expenses	10,027,219
Net investment income (loss)	19,263,207
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	33,774,174
Net change in unrealized appreciation (depreciation) on unaffiliated investments	237,975,102
Net realized and unrealized gain (loss)	271,749,276
Net increase (decrease) in net assets resulting from operations	$291,012,483
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Epoch U.S. Equity Yield Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 19,263,207	$ 23,698,826
Net realized gain (loss)	33,774,174	(50,103,104)
Net change in unrealized appreciation (depreciation)	237,975,102	(67,038,827)
Net increase (decrease) in net assets resulting from operations	291,012,483	(93,443,105)
Distributions to shareholders:
Class A	(9,072,614)	(16,706,327)
Investor Class	(1,494,104)	(3,466,598)
Class B	(89,076)	(399,186)
Class C	(169,662)	(864,846)
Class I	(7,402,130)	(12,528,780)
Class R1	(16,551)	(31,602)
Class R2	(34,197)	(97,989)
Class R3	(55,673)	(142,203)
Class R6	(2,673,834)	(6,826,494)
SIMPLE Class	(427)	(53)
Total distributions to shareholders	(21,008,268)	(41,064,078)
Capital share transactions:
Net proceeds from sales of shares	131,984,621	148,903,903
Net asset value of shares issued to shareholder in reinvestment of distributions	20,724,582	40,502,287
Cost of shares redeemed	(169,506,829)	(268,406,883)
Increase (decrease) in net assets derived from capital share transactions	(16,797,626)	(79,000,693)
Net increase (decrease) in net assets	253,206,589	(213,507,876)
Net Assets
Beginning of year	870,735,336	1,084,243,212
End of year	$1,123,941,925	$ 870,735,336
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.96	$ 17.07	$ 15.70	$ 16.31	$ 14.23
Net investment income (loss) (a)	0.32	0.36	0.36	0.33	0.31
Net realized and unrealized gain (loss)	4.78	(1.83)	1.84	(0.06)	2.13
Total from investment operations	5.10	(1.47)	2.20	0.27	2.44
Less distributions:
From net investment income	(0.36)	(0.34)	(0.37)	(0.32)	(0.30)
From net realized gain on investments	—	(0.30)	(0.46)	(0.56)	(0.06)
Total distributions	(0.36)	(0.64)	(0.83)	(0.88)	(0.36)
Net asset value at end of year	$ 19.70	$ 14.96	$ 17.07	$ 15.70	$ 16.31
Total investment return (b)	34.30%	(8.77)%	14.49%	1.62%	17.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76%	2.31%	2.21%	2.06%	1.92%
Net expenses (c)	1.07%	1.08%(d)	1.08%	1.07%	1.08%
Expenses (before waiver/reimbursement) (c)	1.07%	1.09%	1.08%	1.07%	1.08%
Portfolio turnover rate	16%	29%	18%	17%	28%
Net assets at end of year (in 000’s)	$ 508,888	$ 379,695	$ 450,979	$ 405,863	$ 435,116

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.89	$ 16.99	$ 15.63	$ 16.24	$ 14.17
Net investment income (loss) (a)	0.28	0.32	0.32	0.30	0.30
Net realized and unrealized gain (loss)	4.75	(1.82)	1.83	(0.06)	2.10
Total from investment operations	5.03	(1.50)	2.15	0.24	2.40
Less distributions:
From net investment income	(0.31)	(0.30)	(0.33)	(0.29)	(0.27)
From net realized gain on investments	—	(0.30)	(0.46)	(0.56)	(0.06)
Total distributions	(0.31)	(0.60)	(0.79)	(0.85)	(0.33)
Net asset value at end of year	$ 19.61	$ 14.89	$ 16.99	$ 15.63	$ 16.24
Total investment return (b)	33.96%	(8.99)%	14.25%	1.45%	17.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%	2.07%	2.01%	1.90%	1.89%
Net expenses (c)	1.33%	1.33%(d)	1.30%	1.24%	1.28%
Expenses (before waiver/reimbursement) (c)	1.39%	1.38%	1.35%	1.29%	1.28%
Portfolio turnover rate	16%	29%	18%	17%	28%
Net assets at end of year (in 000's)	$ 86,155	$ 81,365	$ 100,602	$ 98,939	$ 114,150

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,				May 8, 2017^ through October 31, 2017
Class B	2021	2020	2019	2018
Net asset value at beginning of period	$ 14.43	$ 16.48	$ 15.18	$ 15.79	$ 14.97
Net investment income (loss) (a)	0.14	0.21	0.20	0.18	0.07
Net realized and unrealized gain (loss)	4.60	(1.78)	1.77	(0.06)	0.84
Total from investment operations	4.74	(1.57)	1.97	0.12	0.91
Less distributions:
From net investment income	(0.17)	(0.18)	(0.21)	(0.17)	(0.09)
From net realized gain on investments	—	(0.30)	(0.46)	(0.56)	—
Total distributions	(0.17)	(0.48)	(0.67)	(0.73)	(0.09)
Net asset value at end of period	$ 19.00	$ 14.43	$ 16.48	$ 15.18	$ 15.79
Total investment return (b)	32.98%	(9.71)%	13.40%	0.70%	6.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.80%	1.36%	1.29%	1.18%	0.98%††
Net expenses (c)	2.08%	2.08%(d)	2.05%	1.99%	2.04%††
Expenses (before waiver/reimbursement) (c)	2.14%	2.13%	2.10%	2.04%	2.04%††
Portfolio turnover rate	16%	29%	18%	17%	28%
Net assets at end of period (in 000’s)	$ 7,840	$ 8,894	$ 14,579	$ 17,984	$ 26,167

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 14.43	$ 16.47	$ 15.17	$ 15.79	$ 13.80
Net investment income (loss) (a)	0.14	0.20	0.20	0.18	0.16
Net realized and unrealized gain (loss)	4.60	(1.76)	1.77	(0.07)	2.06
Total from investment operations	4.74	(1.56)	1.97	0.11	2.22
Less distributions:
From net investment income	(0.17)	(0.18)	(0.21)	(0.17)	(0.17)
From net realized gain on investments	—	(0.30)	(0.46)	(0.56)	(0.06)
Total distributions	(0.17)	(0.48)	(0.67)	(0.73)	(0.23)
Net asset value at end of year	$ 19.00	$ 14.43	$ 16.47	$ 15.17	$ 15.79
Total investment return (b)	32.98%	(9.66)%	13.41%	0.63%	16.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.81%	1.35%	1.30%	1.16%	1.06%
Net expenses (c)	2.08%	2.08%(d)	2.05%	1.99%	2.04%
Expenses (before waiver/reimbursement) (c)	2.14%	2.13%	2.10%	2.04%	2.04%
Portfolio turnover rate	16%	29%	18%	17%	28%
Net assets at end of year (in 000’s)	$ 14,435	$ 17,920	$ 30,663	$ 40,888	$ 54,550

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 15.11	$ 17.24	$ 15.85	$ 16.46	$ 14.35
Net investment income (loss) (a)	0.39	0.41	0.40	0.39	0.37
Net realized and unrealized gain (loss)	4.82	(1.85)	1.86	(0.08)	2.13
Total from investment operations	5.21	(1.44)	2.26	0.31	2.50
Less distributions:
From net investment income	(0.41)	(0.39)	(0.41)	(0.36)	(0.33)
From net realized gain on investments	—	(0.30)	(0.46)	(0.56)	(0.06)
Total distributions	(0.41)	(0.69)	(0.87)	(0.92)	(0.39)
Net asset value at end of year	$ 19.91	$ 15.11	$ 17.24	$ 15.85	$ 16.46
Total investment return (b)	34.78%	(8.50)%	14.76%	1.86%	17.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.10%	2.63%	2.46%	2.37%	2.31%
Net expenses (c)	0.73%	0.76%(d)	0.83%	0.81%	0.83%
Expenses (before waiver/reimbursement) (c)	0.82%	0.84%	0.83%	0.81%	0.83%
Portfolio turnover rate	16%	29%	18%	17%	28%
Net assets at end of year (in 000’s)	$ 357,565	$ 269,100	$ 313,261	$ 276,587	$ 587,427

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Year Ended October 31,				May 8, 2017^ through October 31, 2017
Class R1	2021	2020	2019	2018
Net asset value at beginning of period	$ 15.11	$ 17.24	$ 15.84	$ 16.45	$ 15.59
Net investment income (loss) (a)	0.35	0.41	0.38	0.37	0.17
Net realized and unrealized gain (loss)	4.82	(1.88)	1.87	(0.07)	0.86
Total from investment operations	5.17	(1.47)	2.25	0.30	1.03
Less distributions:
From net investment income	(0.38)	(0.36)	(0.39)	(0.35)	(0.17)
From net realized gain on investments	—	(0.30)	(0.46)	(0.56)	—
Total distributions	(0.38)	(0.66)	(0.85)	(0.91)	(0.17)
Net asset value at end of period	$ 19.90	$ 15.11	$ 17.24	$ 15.84	$ 16.45
Total investment return (b)	34.50%	(8.66)%	14.73%	1.69%	6.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91%	2.54%	2.32%	2.31%	2.15%††
Net expenses (c)	0.92%	0.93%(d)	0.93%	0.92%	0.92%††
Expenses (before waiver/reimbursement) (c)	0.92%	0.94%	0.93%	0.92%	0.92%††
Portfolio turnover rate	16%	29%	18%	17%	28%
Net assets at end of period (in 000’s)	$ 719	$ 530	$ 1,009	$ 778	$ 1,835

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Epoch U.S. Equity Yield Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,				May 8, 2017^ through October 31, 2017
Class R2	2021	2020	2019	2018
Net asset value at beginning of period	$ 14.95	$ 17.06	$ 15.69	$ 16.30	$ 15.46
Net investment income (loss) (a)	0.32	0.35	0.34	0.32	0.15
Net realized and unrealized gain (loss)	4.76	(1.84)	1.84	(0.06)	0.84
Total from investment operations	5.08	(1.49)	2.18	0.26	0.99
Less distributions:
From net investment income	(0.34)	(0.32)	(0.35)	(0.31)	(0.15)
From net realized gain on investments	—	(0.30)	(0.46)	(0.56)	—
Total distributions	(0.34)	(0.62)	(0.81)	(0.87)	(0.15)
Net asset value at end of period	$ 19.69	$ 14.95	$ 17.06	$ 15.69	$ 16.30
Total investment return (b)	34.20%	(8.87)%	14.39%	1.51%	6.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76%	2.23%	2.12%	2.02%	1.85%††
Net expenses (c)	1.17%	1.18%(d)	1.18%	1.17%	1.17%††
Expenses (before waiver/reimbursement) (c)	1.17%	1.19%	1.18%	1.17%	1.17%††
Portfolio turnover rate	16%	29%	18%	17%	28%
Net assets at end of period (in 000’s)	$ 1,609	$ 2,135	$ 2,812	$ 2,665	$ 5,506

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Year Ended October 31,				May 8, 2017^ through October 31, 2017
Class R3	2021	2020	2019	2018
Net asset value at beginning of period	$ 14.96	$ 17.06	$ 15.69	$ 16.30	$ 15.46
Net investment income (loss) (a)	0.26	0.31	0.30	0.28	0.12
Net realized and unrealized gain (loss)	4.77	(1.83)	1.84	(0.07)	0.86
Total from investment operations	5.03	(1.52)	2.14	0.21	0.98
Less distributions:
From net investment income	(0.29)	(0.28)	(0.31)	(0.26)	(0.14)
From net realized gain on investments	—	(0.30)	(0.46)	(0.56)	—
Total distributions	(0.29)	(0.58)	(0.77)	(0.82)	(0.14)
Net asset value at end of period	$ 19.70	$ 14.96	$ 17.06	$ 15.69	$ 16.30
Total investment return (b)	33.83%	(9.06)%	14.11%	1.25%	6.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%	1.96%	1.86%	1.75%	1.55%††
Net expenses (c)	1.42%	1.43%(d)	1.43%	1.42%	1.42%††
Expenses (before waiver/reimbursement) (c)	1.42%	1.44%	1.43%	1.42%	1.42%††
Portfolio turnover rate	16%	29%	18%	17%	28%
Net assets at end of period (in 000’s)	$ 3,252	$ 3,184	$ 4,339	$ 3,817	$ 5,422

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,				May 8, 2017^ through October 31, 2017
Class R6	2021	2020	2019	2018
Net asset value at beginning of period	$ 15.12	$ 17.25	$ 15.85	$ 16.46	$ 15.59
Net investment income (loss) (a)	0.39	0.42	0.42	0.37	0.23
Net realized and unrealized gain (loss)	4.83	(1.86)	1.86	(0.04)	0.82
Total from investment operations	5.22	(1.44)	2.28	0.33	1.05
Less distributions:
From net investment income	(0.42)	(0.39)	(0.42)	(0.38)	(0.18)
From net realized gain on investments	—	(0.30)	(0.46)	(0.56)	—
Total distributions	(0.42)	(0.69)	(0.88)	(0.94)	(0.18)
Net asset value at end of period	$ 19.92	$ 15.12	$ 17.25	$ 15.85	$ 16.46
Total investment return (b)	34.78%	(8.46)%	14.94%	1.95%	6.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.11%	2.68%	2.60%	2.31%	2.94%††
Net expenses (c)	0.73%	0.73%(d)	0.73%	0.73%	0.72%††
Expenses (before waiver/reimbursement) (c)	0.73%	0.74%	0.73%	0.73%	0.72%††
Portfolio turnover rate	16%	29%	18%	17%	28%
Net assets at end of period (in 000’s)	$ 143,436	$ 107,887	$ 165,999	$ 190,456	$ 723

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class	2021	2020
Net asset value at beginning of period	$ 14.89	$ 15.57*
Net investment income (loss) (a)	0.22	0.03
Net realized and unrealized gain (loss)	4.76	(0.68)
Total from investment operations	4.98	(0.65)
Less distributions:
From net investment income	(0.22)	(0.03)
Net asset value at end of period	$ 19.65	$ 14.89
Total investment return (b)	33.61%	(4.16)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.20%	0.98%††
Net expenses (c)	1.58%	1.57%††(d)
Expenses (before waiver/reimbursement) (c)	1.65%	1.63%††
Portfolio turnover rate	16%	29%
Net assets at end of period (in 000’s)	$ 43	$ 24

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Epoch U.S. Equity Yield Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 3, 2009
Investor Class	November 16, 2009
Class B	May 08, 2017
Class C	November 16, 2009
Class I	December 3, 2008
Class R1	May 8, 2017
Class R2	May 8, 2017
Class R3	May 8, 2017
Class R6	May 8, 2017
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either
Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under a distribution plan for Class R1, Class R2 and Class R3 shares.
The Fund's investment objective is to seek current income and capital appreciation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security

23

Notes to Financial Statements (continued)
valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market

24	MainStay Epoch U.S. Equity Yield Fund

value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
25

Notes to Financial Statements (continued)
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2021, the Fund did not have any portfolio securities on loan.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(H) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. During the year ended October 31, 2021, the effective management fee rate was 0.69% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I do not exceed 0.73%. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $7,118,407 and waived fees and/or reimbursed certain class specific expenses in the amount of $372,115 and paid the Subadvisor in the amount of $3,409,412.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments.

26	MainStay Epoch U.S. Equity Yield Fund

These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2021, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 773
Class R2	1,586
Class R3	3,384
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $52,415 and $11,185, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2021, of $4,985, $193, $1,696 and $1,040, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$400,873	$ —
Investor Class	369,054	(54,807)
Class B	36,870	(5,418)
Class C	68,814	(10,068)
Class I	283,985	—
Class R1	671	—
Class R2	1,380	—
Class R3	2,946	—
Class R6	4,714	—
SIMPLE Class	138	(21)
27

Notes to Financial Statements (continued)
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 28,294	$ 160,272	$ (153,367)	$ —	$ —	$ 35,199	$ 2	$ —	35,199

(G) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$32,014	74.8%
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$810,704,561	$333,937,590	$(20,665,086)	$313,272,504
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$449,801	$(15,365,413)	$305,760,949	$290,845,337
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales and partnerships.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2021 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$2,788	$(2,788)
The reclassifications for the Fund are primarily due to different book and tax treatment of investments in partnerships.
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $15,365,413 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$15,365	$—
The Fund utilized $33,909,187 of capital loss carryforwards during the year ended October 31, 2021.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$21,008,268	$21,923,519
Long-Term Capital Gains	—	19,140,559
Total	$21,008,268	$41,064,078
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,489 for the period November 1, 2020 through November 22, 2020.

28	MainStay Epoch U.S. Equity Yield Fund

Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $159,582 and $182,563, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	2,249,277	$ 40,750,326
Shares issued to shareholders in reinvestment of distributions	493,273	8,889,039
Shares redeemed	(3,390,878)	(60,776,692)
Net increase (decrease) in shares outstanding before conversion	(648,328)	(11,137,327)
Shares converted into Class A (See Note 1)	1,123,748	20,572,925
Shares converted from Class A (See Note 1)	(28,366)	(495,003)
Net increase (decrease)	447,054	$ 8,940,595
Year ended October 31, 2020:
Shares sold	2,332,674	$ 36,272,057
Shares issued to shareholders in reinvestment of distributions	1,043,950	16,404,472
Shares redeemed	(4,998,543)	(75,708,799)
Net increase (decrease) in shares outstanding before conversion	(1,621,919)	(23,032,270)
Shares converted into Class A (See Note 1)	622,803	10,121,700
Shares converted from Class A (See Note 1)	(36,798)	(537,284)
Net increase (decrease)	(1,035,914)	$ (13,447,854)

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	166,473	$ 3,006,614
Shares issued to shareholders in reinvestment of distributions	83,434	1,486,548
Shares redeemed	(416,188)	(7,482,548)
Net increase (decrease) in shares outstanding before conversion	(166,281)	(2,989,386)
Shares converted into Investor Class (See Note 1)	77,902	1,417,638
Shares converted from Investor Class (See Note 1)	(983,460)	(17,902,208)
Net increase (decrease)	(1,071,839)	$ (19,473,956)
Year ended October 31, 2020:
Shares sold	270,284	$ 4,138,236
Shares issued to shareholders in reinvestment of distributions	219,312	3,451,003
Shares redeemed	(525,089)	(8,114,014)
Net increase (decrease) in shares outstanding before conversion	(35,493)	(524,775)
Shares converted into Investor Class (See Note 1)	89,418	1,358,880
Shares converted from Investor Class (See Note 1)	(509,950)	(8,361,449)
Net increase (decrease)	(456,025)	$ (7,527,344)

29

Notes to Financial Statements (continued)
Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	4,665	$ 79,966
Shares issued to shareholders in reinvestment of distributions	5,177	88,331
Shares redeemed	(65,970)	(1,149,355)
Net increase (decrease) in shares outstanding before conversion	(56,128)	(981,058)
Shares converted from Class B (See Note 1)	(147,557)	(2,611,509)
Net increase (decrease)	(203,685)	$ (3,592,567)
Year ended October 31, 2020:
Shares sold	7,068	$ 110,395
Shares issued to shareholders in reinvestment of distributions	25,338	394,504
Shares redeemed	(133,598)	(1,997,777)
Net increase (decrease) in shares outstanding before conversion	(101,192)	(1,492,878)
Shares converted from Class B (See Note 1)	(167,336)	(2,481,456)
Net increase (decrease)	(268,528)	$ (3,974,334)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	89,457	$ 1,571,337
Shares issued to shareholders in reinvestment of distributions	9,938	168,966
Shares redeemed	(498,460)	(8,636,960)
Net increase (decrease) in shares outstanding before conversion	(399,065)	(6,896,657)
Shares converted from Class C (See Note 1)	(82,979)	(1,467,646)
Net increase (decrease)	(482,044)	$ (8,364,303)
Year ended October 31, 2020:
Shares sold	235,502	$ 3,705,877
Shares issued to shareholders in reinvestment of distributions	52,734	818,324
Shares redeemed	(881,029)	(13,010,985)
Net increase (decrease) in shares outstanding before conversion	(592,793)	(8,486,784)
Shares converted from Class C (See Note 1)	(26,684)	(385,344)
Net increase (decrease)	(619,477)	$ (8,872,128)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	3,124,739	$ 57,647,200
Shares issued to shareholders in reinvestment of distributions	400,983	7,312,490
Shares redeemed	(3,403,222)	(62,224,726)
Net increase (decrease) in shares outstanding before conversion	122,500	2,734,964
Shares converted into Class I (See Note 1)	27,561	485,803
Net increase (decrease)	150,061	$ 3,220,767
Year ended October 31, 2020:
Shares sold	6,046,881	$ 89,114,571
Shares issued to shareholders in reinvestment of distributions	781,886	12,338,626
Shares redeemed	(7,211,459)	(107,323,610)
Net increase (decrease) in shares outstanding before conversion	(382,692)	(5,870,413)
Shares converted into Class I (See Note 1)	19,579	287,919
Net increase (decrease)	(363,113)	$ (5,582,494)

Class R1	Shares	Amount
Year ended October 31, 2021:
Shares sold	17,145	$ 302,082
Shares issued to shareholders in reinvestment of distributions	910	16,551
Shares redeemed	(17,025)	(317,998)
Net increase (decrease)	1,030	$ 635
Year ended October 31, 2020:
Shares sold	8,452	$ 133,176
Shares issued to shareholders in reinvestment of distributions	1,949	31,602
Shares redeemed	(33,874)	(451,774)
Net increase (decrease)	(23,473)	$ (286,996)

Class R2	Shares	Amount
Year ended October 31, 2021:
Shares sold	9,968	$ 179,455
Shares issued to shareholders in reinvestment of distributions	1,871	33,157
Shares redeemed	(72,897)	(1,231,050)
Net increase (decrease)	(61,058)	$ (1,018,438)
Year ended October 31, 2020:
Shares sold	22,786	$ 344,684
Shares issued to shareholders in reinvestment of distributions	6,091	96,110
Shares redeemed	(50,907)	(757,593)
Net increase (decrease)	(22,030)	$ (316,799)

30	MainStay Epoch U.S. Equity Yield Fund

Class R3	Shares	Amount
Year ended October 31, 2021:
Shares sold	28,384	$ 515,537
Shares issued to shareholders in reinvestment of distributions	3,088	55,239
Shares redeemed	(79,294)	(1,433,508)
Net increase (decrease)	(47,822)	$ (862,732)
Year ended October 31, 2020:
Shares sold	42,848	$ 656,589
Shares issued to shareholders in reinvestment of distributions	8,905	141,099
Shares redeemed	(93,160)	(1,445,161)
Net increase (decrease)	(41,407)	$ (647,473)

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,419,176	$ 27,921,772
Shares issued to shareholders in reinvestment of distributions	146,875	2,673,834
Shares redeemed	(1,500,982)	(26,253,992)
Net increase (decrease)	65,069	$ 4,341,614
Year ended October 31, 2020:
Shares sold	927,546	$ 14,403,318
Shares issued to shareholders in reinvestment of distributions	433,166	6,826,494
Shares redeemed	(3,848,764)	(59,597,170)
Net increase (decrease) in shares outstanding before conversion	(2,488,052)	(38,367,358)
Shares converted from Class R6 (See Note 1)	(232)	(2,966)
Net increase (decrease)	(2,488,284)	$ (38,370,324)

SIMPLE Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	546	$ 10,332
Shares issued to shareholders in reinvestment of distributions	23	427
Net increase (decrease)	569	$ 10,759
Period ended October 31, 2020:(a)
Shares sold	1,605	$ 25,000
Shares issued to shareholders in reinvestment of distributions	4	53
Net increase (decrease)	1,609	$ 25,053

(a)	The inception date of the class was August 31, 2020.
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
31

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Epoch U.S. Equity Yield Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
32	MainStay Epoch U.S. Equity Yield Fund

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2021, the Fund designated approximately $21,008,268 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2021 should be multiplied by 100.00% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
33

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
34	MainStay Epoch U.S. Equity Yield Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
36	MainStay Epoch U.S. Equity Yield Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
37

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1716817MS180-21	MSEUE11-12/21
(NYLIM) NL239

MainStay Floating Rate Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	5/3/2004	2.87%	2.87%	3.29%	1.14%
		Excluding sales charges		6.05	3.50	3.60	1.14
Investor Class Shares[2]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	3.31	2.85	3.27	1.13
		Excluding sales charges		5.96	3.48	3.58	1.13
Class B Shares[3]	Maximum 3% CDSC	With sales charges	5/3/2004	2.16	2.72	2.82	1.88
	if Redeemed Within the First Four Years of Purchase	Excluding sales charges		5.16	2.72	2.82	1.88
Class C Shares	Maximum 1% CDSC	With sales charges	5/3/2004	4.17	2.70	2.81	1.88
	if Redeemed Within One Year of Purchase	Excluding sales charges		5.17	2.70	2.81	1.88
Class I Shares	No Sales Charge		5/3/2004	6.31	3.76	3.86	0.89
Class R3 Shares	No Sales Charge		2/29/2016	5.68	3.14	4.10	1.49
Class R6 Shares	No Sales Charge		2/28/2019	6.47	N/A	3.81	0.66
SIMPLE Class Shares	No Sales Charge		8/31/2020	5.67	N/A	5.35	1.38

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
S&P/LSTA Leveraged Loan Index[1]	8.47%	4.47%	4.64%
Morningstar Bank Loan Category Average[2]	7.36	3.36	3.88

1.	The S&P/LSTA Leveraged Loan Index is the Fund's primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,015.10	$4.93	$1,020.32	$4.94	0.97%
Investor Class Shares	$1,000.00	$1,014.50	$5.59	$1,019.66	$5.60	1.10%
Class B Shares	$1,000.00	$1,010.60	$9.38	$1,015.88	$9.40	1.85%
Class C Shares	$1,000.00	$1,009.60	$9.37	$1,015.88	$9.40	1.85%
Class I Shares	$1,000.00	$1,016.30	$3.76	$1,021.47	$3.77	0.74%
Class R3 Shares	$1,000.00	$1,012.30	$6.70	$1,018.55	$6.72	1.32%
Class R6 Shares	$1,000.00	$1,015.80	$3.15	$1,022.08	$3.16	0.62%
SIMPLE Class Shares	$1,000.00	$1,011.90	$6.85	$1,018.40	$6.87	1.35%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2021 (Unaudited)
Finance	9.5%
Electronics	9.4
Healthcare, Education & Childcare	7.5
Chemicals, Plastics & Rubber	4.4
Telecommunications	3.9
Hotels, Motels, Inns & Gaming	3.9
Services: Business	3.8
Insurance	3.7
Diversified/Conglomerate Manufacturing	3.1
Broadcasting & Entertainment	3.1
Containers, Packaging & Glass	2.9
Beverage, Food & Tobacco	2.5
Buildings & Real Estate	2.5
Exchange-Traded Funds	2.5
Manufacturing	2.3
Aerospace & Defense	2.2
Media	2.2
Other Asset-Backed Securities	2.2
Diversified/Conglomerate Service	2.1
Utilities	2.1
Personal, Food & Miscellaneous Services	1.9
Software	1.7
Oil & Gas	1.7
Retail Store	1.6
Personal & Nondurable Consumer Products	1.6
Healthcare	1.6
Automobile	1.4
Banking	1.3
Commercial Services	1.1
Leisure, Amusement, Motion Pictures & Entertainment	0.9
Entertainment	0.9
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	0.9
Mining, Steel, Iron & Non-Precious Metals	0.8
Affiliated Investment Company	0.7
Personal & Nondurable Consumer Products (Manufacturing Only)	0.7
Personal Transportation	0.7
Printing & Publishing	0.6
Retail	0.4%
Environmental Control	0.4
Pharmaceuticals	0.3
Chemicals	0.3
Ecological	0.3
Cargo Transport	0.2
Consumer Durables	0.2
Lodging	0.2
Packaging & Containers	0.2
Building Materials	0.2
Airlines	0.2
Home and Office Furnishings, Housewares & Durable Consumer Products	0.1
High Tech Industries	0.1
Animal Food	0.1
Packaging	0.1
Electric	0.1
Auto Manufacturers	0.1
Food	0.1
Real Estate	0.1
Real Estate Investment Trusts	0.1
Radio and TV Broadcasting	0.0‡
Healthcare-Services	0.0‡
Iron & Steel	0.0‡
Machinery-Diversified	0.0‡
Distribution & Wholesale	0.0‡
Oil & Gas Services	0.0‡
Healthcare-Products	0.0‡
Health Care Equipment & Supplies	0.0‡
Health Care Providers & Services	0.0‡
Diversified Telecommunication Services	0.0‡
Communications Equipment	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Short-Term Investments	5.1
Other Assets, Less Liabilities	-4.8
100.0%
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

8	MainStay Floating Rate Fund

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	Invesco Senior Loan ETF
2.	Asurion LLC, 3.087%-5.337%, due 11/3/23–1/20/29
3.	SPDR Blackstone Senior Loan ETF
4.	Radiate Holdco LLC, TBD-4.50%, due 9/15/26–9/25/26
5.	Sunshine Luxembourg VII SARL, 4.50%, due 10/1/26
6.	MainStay MacKay High Yield Corporate Bond Fund
7.	IRB Holding Corp., 3.75%-7.00%, due 2/5/25–12/15/27
8.	Caesars Resort Collection LLC, 2.837%-5.75%, due 12/23/24–7/21/25
9.	Informatica LLC, TBD, due 10/27/28
10.	Dell International LLC, 2.00%, due 9/19/25

9

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.
How did MainStay Floating Rate Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay Floating Rate Fund returned 6.31%, underperforming the 8.47% return of the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the “Index”). Over the same period, Class I shares also underperformed the 7.36% return of the Morningstar Bank Loan Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2021, the Credit Suisse Leveraged Loan Index was removed as a secondary benchmark for the Fund.
What factors affected the Fund’s relative performance during the reporting period?
Market conditions were generally favorable during the reporting period with the floating rate market realizing positive performance consistent with other risk assets, including equities and high yield. These risk assets largely recovered from the impact of the global onset of the COVID-19 pandemic in February and March of 2020, which, in the case of the floating rate market, was the most severe downturn since the beginning of the Global Financial Crisis in 2008. Those segments of the loan market that underperformed most significantly in the previous annual reporting period—including lower credit quality and more pandemic-sensitive sectors—tended to outperform in the current reporting period. As the Fund has historically been positioned with higher credit quality and has held less exposure to COVID-19-impacted sectors, it underperformed relative to the index. Additionally, the Fund’s higher-than-usual average cash balance, resulting from strong inflows during the reporting period, constrained performance in the early months of 2021 relative to the index.
What was the Fund’s duration2 strategy during the reporting period?
Floating-rate loans are, by their nature, a low-duration asset. Loans earn a stated spread3 over a floating reference rate, which during the reporting period was tied to LIBOR.4 Issuers can generally borrow under a 30-to-90-day range with LIBOR. The weighted average time to LIBOR reset on the Fund’s portfolio averaged less than 40 days during the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
The strongest positive contributions to performance relative to the Index included out-of-benchmark positions in high-yield bonds and ETFs (exchange-traded funds), followed by overweight exposure to hotels & gaming. (Contributions take weightings and total returns into account.) Conversely, the fund’s underweight positions in electronics and business services detracted from relative returns.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included loans issued by Informatica, Atlantic Broadband and UDG Healthcare, reflecting our favorable view of the relative value, business prospects and managements of these issuers. The largest sales during the same period were loans issued by Foundation Building Materials, Gateway Casinos and Tempo Acquisition. The Fund sold its full position in Gateway loans due to our concerns regarding the company’s future performance. Holdings in Foundation Building Materials and Tempo Acquisition were reduced to underweight positions given our view of the relative value of those issuers.
How did the Fund’s sector weightings change during the reporting period?
As the economy and markets continued to recover from the onset of COVID-19, we increased the Fund’s weightings in out-of-benchmark positions in high-yield bonds, floating rate ETFs and CLOs (collateralized loan obligations). We increased the Fund’s exposure to the air transportation and retail sectors and reduced the Fund’s weightings in electronics, gaming and utilities.
From a ratings perspective, the Fund lowered its overweight exposure to credit rated BB and moved to an overweight position

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	The London InterBank Offered Rate (LIBOR) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.
10	MainStay Floating Rate Fund

in credit rated B, reflecting our favorable view of relative value in those respective ratings’ categories. We maintained the Fund’s underweight exposure to credit rated CCC and lower due to our negative view of the future performance prospects of this cohort.5
How was the Fund positioned at the end of the reporting period?
As of October 31, 2021, we remain cautiously optimistic about the performance of the floating rate market. We have maintained the Fund’s largest overweight sector positions in gaming, building materials and packaging, and expect this to continue given the prevailing environment. The Fund has its most significantly underweight sector positions in electronics, business services and health care, however we continue to look for opportunities to add exposure in these sectors, subject to our underwriting criteria.
From a ratings perspective, the Fund has moved closer to a market-weight position in credit rated BB and better, while moving towards an overweight position in credit rated B, reflecting our view on improving credit fundamentals for the loan market and better relative performance. We have made substantial progress in lowering the Fund’s average cash balances through additional purchases and will look to continue this trend, subject to market conditions.
5.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments October 31, 2021†
	Principal Amount	Value
Long-Term Bonds 96.5%
Asset-Backed Securities 2.2%
Other Asset-Backed Securities 2.2%
Bain Capital Credit CLO Ltd. (a)(b)(c)
Series 2021-6A, Class B
TBD, (3 Month LIBOR + 1.65%), due 10/21/34	$ 2,500,000	$ 2,500,000
Series 2021-6A, Class E
TBD, (3 Month LIBOR + 6.50%), due 10/21/34	2,500,000	2,500,000
Carlyle US CLO Ltd. (a)(c)
Series 2021-5A, Class B
1.731% (3 Month LIBOR + 1.60%), due 7/20/34	2,500,000	2,501,280
Series 2021-5A, Class E
6.382% (3 Month LIBOR + 6.25%), due 7/20/34	2,500,000	2,501,170
Dryden 87 CLO Ltd. (a)(c)
Series 2021-87A, Class B
1.688% (3 Month LIBOR + 1.55%), due 5/20/34	2,500,000	2,496,325
Series 2021-87A, Class E
6.288% (3 Month LIBOR + 6.15%), due 5/20/34	2,500,000	2,500,165
Elmwood CLO XII Ltd. (a)(b)(c)
Series 2021-5A, Class B
1.291% (3 Month LIBOR + 1.70%), due 1/20/35	2,500,000	2,500,000
Series 2021-5A, Class E
6.471% (3 Month LIBOR + 6.35%), due 1/20/35	2,500,000	2,500,000
Magnetite XXXI Ltd. (a)(c)
Series 2021-31A, Class B
1.759% (3 Month LIBOR + 1.65%), due 7/15/34	2,500,000	2,501,238
Series 2021-31A, Class E
6.109% (3 Month LIBOR + 6.00%), due 7/15/34	2,500,000	2,500,765
Neuberger Berman Loan Advisers CLO 43 Ltd. (a)(c)
Series 2021-43A, Class C
2.061% (3 Month LIBOR + 1.95%), due 7/17/35	2,500,000	2,502,070
Series 2021-43A, Class E
6.111% (3 Month LIBOR + 6.00%), due 7/17/35	2,500,000	2,500,738
Octagon Investment Partners 51 Ltd. (a)(c)
Series 2021-1A, Class B
1.832% (3 Month LIBOR + 1.70%), due 7/20/34	2,500,000	2,502,562
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Octagon Investment Partners 51 Ltd. (a)(c) (continued)
Series 2021-1A, Class E
6.882% (3 Month LIBOR + 6.75%), due 7/20/34	$ 2,500,000	$ 2,487,688
Palmer Square CLO Ltd. (a)(c)
Series 2021-4A, Class B
1.786% (3 Month LIBOR + 1.65%), due 10/15/34	2,500,000	2,501,395
Series 2021-4A, Class E
6.186% (3 Month LIBOR + 6.05%), due 10/15/34	2,500,000	2,487,240
Rockland Park CLO Ltd. (a)(c)
Series 2021-1A, Class B
1.781% (3 Month LIBOR + 1.65%), due 4/20/34	2,500,000	2,501,832
Series 2021-1A, Class E
6.382% (3 Month LIBOR + 6.25%), due 4/20/34	2,500,000	2,502,060
Total Asset-Backed Securities (Cost $45,000,000)		44,986,528
Corporate Bonds 3.4%
Aerospace & Defense 0.1%
Howmet Aerospace, Inc.
6.875%, due 5/1/25	500,000	579,365
Spirit AeroSystems, Inc.
7.50%, due 4/15/25 (a)	2,100,000	2,217,075
		2,796,440
Airlines 0.2%
United Airlines, Inc. (a)
4.375%, due 4/15/26	800,000	827,576
4.625%, due 4/15/29	2,400,000	2,474,352
		3,301,928
Auto Manufacturers 0.1%
Ford Motor Co.
8.50%, due 4/21/23	700,000	767,550
9.00%, due 4/22/25	1,400,000	1,683,500
		2,451,050
Building Materials 0.2%
JELD-WEN, Inc. (a)
4.625%, due 12/15/25	590,000	595,162
4.875%, due 12/15/27	780,000	807,300
Koppers, Inc.
6.00%, due 2/15/25 (a)	2,000,000	2,047,860
		3,450,322

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Floating Rate Fund

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals 0.1%
Kraton Polymers LLC
4.25%, due 12/15/25 (a)	$ 800,000	$ 827,000
SCIL IV LLC
5.375%, due 11/1/26 (a)	660,000	665,366
Unifrax Escrow Issuer Corp.
5.25%, due 9/30/28 (a)	730,000	728,175
WR Grace Holdings LLC
5.625%, due 8/15/29 (a)	700,000	706,125
		2,926,666
Commercial Services 0.4%
Herc Holdings, Inc.
5.50%, due 7/15/27 (a)	850,000	886,125
Jaguar Holding Co. II
4.625%, due 6/15/25 (a)	2,800,000	2,908,500
Prime Security Services Borrower LLC
6.25%, due 1/15/28 (a)	1,000,000	1,025,000
Sotheby's
5.875%, due 6/1/29 (a)	2,100,000	2,147,250
Team Health Holdings, Inc.
6.375%, due 2/1/25 (a)	1,000,000	885,000
		7,851,875
Distribution & Wholesale 0.0% ‡
IAA, Inc.
5.50%, due 6/15/27 (a)	500,000	519,375
KAR Auction Services, Inc.
5.125%, due 6/1/25 (a)	400,000	401,000
		920,375
Electric 0.1%
Vistra Operations Co. LLC
5.00%, due 7/31/27 (a)	1,500,000	1,537,500
Entertainment 0.1%
Caesars Resort Collection LLC
5.75%, due 7/1/25 (a)	500,000	525,375
Scientific Games International, Inc.
7.00%, due 5/15/28 (a)	1,350,000	1,458,608
		1,983,983
Environmental Control 0.4%
GFL Environmental, Inc. (a)
3.75%, due 8/1/25	2,000,000	2,057,900
4.25%, due 6/1/25	1,200,000	1,237,315
4.75%, due 6/15/29	4,000,000	4,034,940
		7,330,155
	Principal Amount	Value

Food 0.1%
Post Holdings, Inc.
5.50%, due 12/15/29 (a)	$ 240,000	$ 255,300
US Foods, Inc.
6.25%, due 4/15/25 (a)	1,200,000	1,254,000
		1,509,300
Healthcare-Products 0.0% ‡
Mozart Debt Merger Sub, Inc.
5.25%, due 10/1/29 (a)	470,000	477,050
Healthcare-Services 0.0% ‡
Acadia Healthcare Co., Inc.
5.00%, due 4/15/29 (a)	240,000	244,800
Insurance 0.1%
GTCR AP Finance, Inc.
8.00%, due 5/15/27 (a)	900,000	947,250
Iron & Steel 0.0% ‡
Carpenter Technology Corp.
6.375%, due 7/15/28	630,000	666,360
Lodging 0.2%
Boyd Gaming Corp.
4.75%, due 12/1/27	600,000	618,180
8.625%, due 6/1/25 (a)	2,000,000	2,155,000
Hilton Domestic Operating Co., Inc.
5.375%, due 5/1/25 (a)	1,000,000	1,042,450
		3,815,630
Machinery-Diversified 0.0% ‡
GrafTech Finance, Inc.
4.625%, due 12/15/28 (a)	430,000	434,300
Media 0.1%
Radiate Holdco LLC
4.50%, due 9/15/26 (a)	730,000	741,709
Univision Communications, Inc.
6.625%, due 6/1/27 (a)	1,400,000	1,514,534
		2,256,243
Oil & Gas Services 0.0% ‡
USA Compression Partners LP
6.875%, due 4/1/26	640,000	661,600
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Packaging & Containers 0.2%
Ardagh Metal Packaging Finance USA LLC
4.00%, due 9/1/29 (a)	$ 1,600,000	$ 1,591,040
Ardagh Packaging Finance plc
5.25%, due 4/30/25 (a)	1,000,000	1,040,000
Plastipak Holdings, Inc.
6.25%, due 10/15/25 (a)	530,000	539,609
		3,170,649
Pharmaceuticals 0.1%
Bausch Health Cos., Inc.
5.50%, due 11/1/25 (a)	700,000	711,249
Organon & Co.
5.125%, due 4/30/31 (a)	1,400,000	1,444,002
		2,155,251
Real Estate 0.1%
Realogy Group LLC (a)
5.75%, due 1/15/29	1,670,000	1,730,537
7.625%, due 6/15/25	560,000	598,332
		2,328,869
Real Estate Investment Trusts 0.1%
Iron Mountain, Inc.
5.00%, due 7/15/28 (a)	650,000	669,500
RHP Hotel Properties LP
4.75%, due 10/15/27	300,000	306,000
		975,500
Retail 0.4%
1011778 B.C. Unlimited Liability Co.
4.00%, due 10/15/30 (a)	3,120,000	3,022,438
IRB Holding Corp.
7.00%, due 6/15/25 (a)	580,000	612,625
LBM Acquisition LLC
6.25%, due 1/15/29 (a)	2,000,000	1,942,200
Michaels Cos., Inc. (The) (a)
5.25%, due 5/1/28	1,050,000	1,060,500
7.875%, due 5/1/29	1,400,000	1,414,000
		8,051,763
Software 0.1%
Clarivate Science Holdings Corp. (a)
3.875%, due 7/1/28	700,000	692,125
4.875%, due 7/1/29	700,000	696,990
		1,389,115
	Principal Amount	Value

Telecommunications 0.2%
Frontier Communications Holdings LLC
5.875%, due 10/15/27 (a)	$ 560,000	$ 586,600
LogMeIn, Inc.
5.50%, due 9/1/27 (a)	2,200,000	2,201,958
Lumen Technologies, Inc.
4.50%, due 1/15/29 (a)	1,330,000	1,285,112
Telesat Canada
4.875%, due 6/1/27 (a)	900,000	804,132
		4,877,802
Total Corporate Bonds (Cost $66,754,126)		68,511,776
Loan Assignments 90.9%
Aerospace & Defense 2.1%
AI Convoy (Luxembourg) SARL
USD Facility B
4.50% (2 Month LIBOR + 3.50%, 6 Month LIBOR + 3.50%), due 1/18/27 (c)	1,596,259	1,598,254
Arcline FM Holdings LLC
First Lien Initial Term Loan
5.50% (3 Month LIBOR + 4.75%), due 6/23/28 (c)	5,100,000	5,100,000
Asplundh Tree Expert LLC
Amendment No. 1 Term Loan
1.837% (1 Month LIBOR + 1.75%), due 9/4/27 (c)	3,845,740	3,829,715
Dynasty Acquisition Co., Inc. (c)
2020 Term Loan B1
3.632% (3 Month LIBOR + 3.50%), due 4/6/26	1,808,200	1,764,610
2020 Term Loan B2
3.632% (3 Month LIBOR + 3.50%), due 4/6/26	972,151	948,715
Kestrel Bidco, Inc.
Term Loan
4.00% (3 Month LIBOR + 3.00%), due 12/11/26 (c)	4,212,935	4,138,155
Russell Investments U.S. Institutional Holdco, Inc.
2025 Term Loan
4.50% (3 Month LIBOR + 3.50%), due 5/30/25 (c)	7,548,133	7,568,574
SkyMiles IP Ltd.
Initial Term Loan
4.75% (3 Month LIBOR + 3.75%), due 10/20/27 (c)	1,814,286	1,930,854

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Aerospace & Defense (continued)
Spirit Aerosystems, Inc.
Term Loan B
TBD, due 1/15/25	$ 500,000	$ 501,250
TransDigm, Inc. (c)
Tranche Refinancing Term Loan G
2.337% (1 Month LIBOR + 2.25%), due 8/22/24	1,994,924	1,974,975
Tranche Refinancing Term Loan E
2.337% (1 Month LIBOR + 2.25%), due 5/30/25	965,306	953,390
Tranche Refinancing Term Loan F
2.337% (1 Month LIBOR + 2.25%), due 12/9/25	8,343,642	8,236,743
United AirLines, Inc.
Term Loan B
4.50% (3 Month LIBOR + 3.75%), due 4/21/28 (c)	4,179,000	4,234,719
		42,779,954
Animal Food 0.1%
Alltech, Inc.
Term Loan B
TBD, due 10/13/28	2,133,333	2,136,000
Automobile 1.4%
American Axle & Manufacturing, Inc.
Tranche Term Loan B
3.00% (1 Month LIBOR + 2.25%), due 4/6/24 (c)	1,443,667	1,440,660
Autokiniton U.S. Holdings, Inc.
Closing Date Term Loan B
5.00% (3 Month LIBOR + 4.50%), due 4/6/28 (c)	7,162,050	7,167,422
Belron Finance 2019 LLC
Dollar Second Incremental Loan
2.438% (3 Month LIBOR + 2.25%), due 10/30/26 (c)	1,228,125	1,220,961
Belron Group SA
Dollar Third Incremental Loan
3.25% (3 Month LIBOR + 2.75%), due 4/13/28 (c)	3,404,150	3,398,193
Chassix, Inc.
Initial Term Loan
6.50% (3 Month LIBOR + 5.50%), due 11/15/23 (c)	3,536,770	3,457,192
	Principal Amount	Value

Automobile (continued)
Clarios Global LP
First Lien Amendment No. 1 Dollar Term Loan
3.337% (1 Month LIBOR + 3.25%), due 4/30/26 (c)	$ 2,145,827	$ 2,129,734
KAR Auction Services, Inc.
Tranche Term Loan B6
2.375% (1 Month LIBOR + 2.25%), due 9/19/26 (c)	732,544	714,230
Wand Newco 3, Inc.
First Lien Tranche Term Loan B1
3.087% (1 Month LIBOR + 3.00%), due 2/5/26 (c)	9,208,094	9,056,547
		28,584,939
Banking 1.3%
Apollo Commercial Real Estate Finance, Inc. (c)
Initial Term Loan
2.837% (1 Month LIBOR + 2.75%), due 5/15/26	1,466,250	1,447,922
Term Loan B1
4.00% (1 Month LIBOR + 3.50%), due 3/11/28	2,985,000	2,970,075
Broadstreet Partners, Inc.
First Lien 2020 Initial Term Loan
3.087% (1 Month LIBOR + 3.00%), due 1/27/27 (c)	5,310,694	5,252,606
Brookfield Property REIT, Inc.
Initial Term Loan B 2.584%-2.587%
(1 Month LIBOR + 2.50%), due 8/27/25 (c)	1,343,189	1,327,238
Edelman Financial Engines Center LLC (The)
First Lien 2021 Initial Term Loan
4.25% (1 Month LIBOR + 3.50%), due 4/7/28 (c)	7,717,657	7,713,366
Greenhill & Co., Inc.
New Term Loan
3.337% (1 Month LIBOR + 3.25%), due 4/12/24 (c)(d)	1,347,250	1,342,198
Jane Street Group LLC
Dollar Term Loan
2.837% (1 Month LIBOR + 2.75%), due 1/26/28 (c)	6,847,258	6,771,650
		26,825,055
Beverage, Food & Tobacco 2.5%
8th Avenue Food & Provisions, Inc.
First Lien Term Loan
3.838% (1 Month LIBOR + 3.75%), due 10/1/25 (c)	6,311,002	6,275,502
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Beverage, Food & Tobacco (continued)
American Seafoods Group LLC
First Lien Tranche Term Loan B
3.75% (1 Month LIBOR + 2.75%), due 8/21/23 (c)	$ 1,080,327	$ 1,072,224
Arctic Glacier Group Holdings, Inc.
Specified Refinancing Term Loan
4.50% (3 Month LIBOR + 3.50%), due 3/20/24 (c)(d)	961,552	910,590
B&G Foods, Inc.
Tranche Term Loan B4
2.587% (1 Month LIBOR + 2.50%), due 10/10/26 (c)	825,833	827,210
CHG PPC Parent LLC
First Lien Initial Term Loan
2.837% (1 Month LIBOR + 2.75%), due 3/31/25 (c)	3,628,125	3,600,914
City Brewing Co. LLC
First Lien Closing Date Term Loan
4.25% (3 Month LIBOR + 3.50%), due 4/5/28 (c)	3,800,000	3,754,875
Froneri International Ltd.
First Lien Facility Term Loan B2
2.337% (1 Month LIBOR + 2.25%), due 1/29/27 (c)	2,977,312	2,934,886
H-Food Holdings LLC
Initial Term Loan
3.775% (1 Month LIBOR + 3.69%), due 5/23/25 (c)	6,589,416	6,551,764
JBS USA Lux SA
New Term Loan
2.087% (1 Month LIBOR + 2.00%), due 5/1/26 (c)	7,596,648	7,568,161
Sotheby's
2021 Second Refinancing Term Loan
5.00% (3 Month LIBOR + 4.50%), due 1/15/27 (c)	2,285,431	2,288,288
Sunshine Investments BV
Facility B3
2.874% (3 Month LIBOR + 2.75%), due 3/28/25 (c)	6,214,899	6,168,287
U.S. Foods, Inc.
Initial Term Loan
1.837% (1 Month LIBOR + 1.75%), due 6/27/23 (c)	4,049,442	4,021,242
	Principal Amount	Value

Beverage, Food & Tobacco (continued)
United Natural Foods, Inc.
O Facility
3.587% (1 Month LIBOR + 3.50%), due 10/22/25 (c)	$ 4,523,397	$ 4,524,025
		50,497,968
Broadcasting & Entertainment 3.1%
Altice France SA
USD Incremental Term Loan B13
4.125% (3 Month LIBOR + 4.00%), due 8/14/26 (c)	6,982,469	6,947,557
Charter Communications Operating LLC
Term Loan B1
1.84% (1 Month LIBOR + 1.75%), due 4/30/25 (c)	9,625,000	9,609,687
Clear Channel Outdoor Holdings, Inc.
Term Loan B 3.601%-3.629%
(2 Month LIBOR + 3.50%, 3 Month LIBOR + 3.50%), due 8/21/26 (c)	1,225,000	1,204,175
Diamond Sports Group LLC
Term Loan
3.34% (1 Month LIBOR + 3.25%), due 8/24/26 (c)	2,935,075	1,527,707
Gray Television, Inc.
Term Loan C
2.586% (1 Month LIBOR + 2.50%), due 1/2/26 (c)	3,011,963	2,993,138
Nexstar Media, Inc.
Term Loan B4
2.586% (1 Month LIBOR + 2.50%), due 9/18/26 (c)	5,480,394	5,470,606
Numericable U.S. LLC (c)
USD Term Loan B11
2.879% (3 Month LIBOR + 2.75%), due 7/31/25	433,589	425,784
USD Term Loan B12
3.811% (3 Month LIBOR + 3.69%), due 1/31/26	3,839,976	3,798,377
Radiate Holdco LLC
Term Loan B
4.25% (1 Month LIBOR + 3.50%), due 9/25/26 (c)	9,694,758	9,664,462
Terrier Media Buyer, Inc.
First Lien 2021 Term Loan B
3.587% (1 Month LIBOR + 3.50%), due 12/17/26 (c)	8,086,406	8,052,039

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Broadcasting & Entertainment (continued)
Univision Communications, Inc.
Term Loan B
TBD, due 5/5/28	$ 4,520,000	$ 4,513,220
First Lien 2017 Replacement Repriced Term Loan
3.75% (1 Month LIBOR + 2.75%), due 3/15/24 (c)	4,966,237	4,960,029
WideOpenWest Finance LLC
Eighth Amendment Term Loan B
4.25% (1 Month LIBOR + 3.25%), due 8/18/23 (c)	2,702,927	2,696,653
		61,863,434
Buildings & Real Estate 2.5%
Beacon Roofing Supply, Inc.
2028 Term Loan
2.337% (1 Month LIBOR + 2.25%), due 5/19/28 (c)	3,491,250	3,467,248
Core & Main LP
Tranche Term Loan B
2.588% (1 Month LIBOR + 2.50%), due 7/27/28 (c)	7,476,637	7,415,889
Cornerstone Building Brands, Inc.
Tranche Term Loan B
3.75% (1 Month LIBOR + 3.25%), due 4/12/28 (c)	8,588,483	8,568,799
Cushman & Wakefield U.S. Borrower LLC
Replacement Term Loan
2.837% (1 Month LIBOR + 2.75%), due 8/21/25 (c)	6,875,599	6,822,601
Hamilton Holdco LLC
Term Loan
2.14% (3 Month LIBOR + 2.00%), due 1/2/27 (c)	1,214,638	1,205,022
SRS Distribution, Inc.
2021 Refinancing Term Loan
4.25% (3 Month LIBOR + 3.75%), due 6/2/28 (c)	6,084,750	6,082,468
VC GB Holdings I Corp.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.50%), due 7/21/28 (c)	4,250,000	4,234,063
Wilsonart LLC
Tranche Term Loan E
4.50% (3 Month LIBOR + 3.50%), due 12/31/26 (c)	8,834,705	8,838,848
	Principal Amount	Value

Buildings & Real Estate (continued)
Zebra Buyer LLC
Term Loan
TBD, due 11/1/28	$ 3,725,807	$ 3,733,567
		50,368,505
Cargo Transport 0.2%
Genesee & Wyoming, Inc.
Initial Term Loan
2.132% (3 Month LIBOR + 2.00%), due 12/30/26 (c)	4,944,899	4,914,943
Chemicals 0.2%
LSF11 A5 Holdco LLC
Term Loan
4.25% (3 Month LIBOR + 3.75%), due 10/15/28 (c)	3,333,333	3,329,777
Chemicals, Plastics & Rubber 4.4%
Allnex (Luxembourg) & Cy S.C.A. (c)(d)
Tranche Term Loan B2
4.00% (1 Month LIBOR + 3.25%), due 9/13/23	2,210,000	2,207,237
Tranche Term Loan B3
4.00% (1 Month LIBOR + 3.25%), due 9/13/23	1,665,127	1,663,046
Alpha 3 BV
Initial Dollar Term Loan
3.00% (3 Month LIBOR + 2.50%), due 3/18/28 (c)	4,085,760	4,078,610
Aruba Investments Holdings LLC
First Lien Initial Dollar Term Loan
4.75% (3 Month LIBOR + 4.00%), due 11/24/27 (c)	1,061,321	1,062,648
Cabot Microelectronics Corp.
Term Loan B1
2.125% (1 Month LIBOR + 2.00%), due 11/17/25 (c)	1,825,348	1,820,785
Diamond (BC) BV
Amendment No. 3 Refinancing Term Loan
3.50% (3 Month LIBOR + 3.00%), due 9/29/28 (c)	5,000,000	4,987,500
Flex Acquisition Co., Inc.
2021 Specified Refinancing Term Loan
4.00% (3 Month LIBOR + 3.50%), due 3/2/28 (c)	4,622,217	4,607,772
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber (continued)
Herens Holdco SARL
USD Facility Term Loan B
4.75% (6 Month LIBOR + 4.00%), due 7/3/28 (c)	$ 3,491,250	$ 3,494,525
INEOS Styrolution Group GmbH
2026 Tranche Dollar Term Loan B
3.25% (1 Month LIBOR + 2.75%), due 1/29/26 (c)	3,551,100	3,550,212
INEOS U.S. Finance LLC
2024 New Dollar Term Loan B
2.087% (1 Month LIBOR + 2.00%), due 4/1/24 (c)	2,387,975	2,375,039
Innophos Holdings, Inc.
Initial Term Loan
3.837% (1 Month LIBOR + 3.75%), due 2/5/27 (c)	5,447,339	5,443,934
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
4.00% (1 Month LIBOR + 3.50%), due 5/5/28 (c)	8,478,750	8,489,349
Minerals Technologies, Inc.
New Term Loan B1
3.00% (1 Month LIBOR + 2.25%), due 2/14/24 (c)(d)	1,183,342	1,182,602
Nouryon Finance BV
Initial Dollar Term Loan
2.839% (1 Month LIBOR + 2.75%), due 10/1/25 (c)	5,898,901	5,850,447
Oxea Holding Vier GmbH
Tranche Term Loan B2
3.438% (3 Month LIBOR + 3.25%), due 10/14/24 (c)	5,018,484	4,987,119
Paraxel International Corp.
Initial Term Loan
2.837% (1 Month LIBOR + 2.75%), due 9/27/24 (c)	2,188,137	2,184,393
PPD, Inc.
Initial Term Loan
2.50% (1 Month LIBOR + 2.00%), due 1/13/28 (c)	4,669,282	4,659,360
SCIH Salt Holdings, Inc.
First Lien Incremental Term Loan B1
4.75% (3 Month LIBOR + 4.00%), due 3/16/27 (c)	7,945,096	7,952,548
Solenis International LP
Term Loan B
TBD, due 11/9/28	3,750,000	3,742,384
	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
Sparta U.S. HoldCo LLC
First Lien Initial Term Loan
4.25% (3 Month LIBOR + 3.50%), due 8/2/28 (c)	$ 2,100,000	$ 2,097,375
TricorBraun Holdings, Inc.
First Lien Closing Date Initial Term Loan
3.75% (1 Month LIBOR + 3.25%), due 3/3/28 (c)	5,083,379	5,051,029
Tronox Finance LLC
First Lien Refinancing Term Loan 2.337%-2.382%
(1 Month LIBOR + 2.25%, 3 Month LIBOR + 2.25%), due 3/10/28 (c)	3,079,440	3,052,495
Venator Finance SARL
Initial Term Loan
3.087% (1 Month LIBOR + 3.00%), due 8/8/24 (c)	1,399,280	1,385,287
W. R. Grace Holdings LLC
Initial Term Loan
4.25% (3 Month LIBOR + 3.75%), due 9/22/28 (c)	3,500,000	3,508,750
		89,434,446
Commercial Services 0.7%
ADMI Corp.
Amendment No.4 Refinancing Term Loan
3.625% (1 Month LIBOR + 3.13%), due 12/23/27 (c)	2,487,500	2,460,759
MHI Holdings LLC
Initial Term Loan
5.087% (1 Month LIBOR + 5.00%), due 9/21/26 (c)	2,774,277	2,788,148
Prime Security Services Borrower LLC
First Lien 2021 Refinancing Term Loan B1
3.50% (1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 9/23/26 (c)	8,843,504	8,828,426
		14,077,333
Consumer Durables 0.2%
SWF Holdings I Corp.
First Lien Initial Term Loan
4.75% (1 Month LIBOR + 4.00%), due 10/6/28 (c)	4,900,000	4,857,125

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Containers, Packaging & Glass 2.9%
Alliance Laundry Systems LLC
Initial Term Term Loan B
4.25% (3 Month LIBOR + 3.50%), due 10/8/27 (c)	$ 6,732,036	$ 6,746,463
Altium Packaging LLC
First Lien 2021 Term Loan
3.25% (1 Month LIBOR + 2.75%), due 2/3/28 (c)	3,069,681	3,045,891
Anchor Glass Container Corp.
First Lien July 2017 Additional Term Loan
3.75% (3 Month LIBOR + 2.75%), due 12/7/23 (c)	2,653,196	2,446,247
Berlin Packaging LLC (c)
Tranche Initial Term Loan B4
3.75% (3 Month LIBOR + 3.25%), due 3/11/28	3,980,025	3,937,737
Tranche Term Loan B5
4.25% (1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 3/11/28	1,080,000	1,080,450
Berry Global, Inc.
Term Loan Z
1.836% (1 Month LIBOR + 1.75%), due 7/1/26 (c)	3,300,749	3,277,265
Charter Next Generation, Inc.
First Lien 2021 Initial Term Loan
4.50% (1 Month LIBOR + 3.75%), due 12/1/27 (c)	3,590,576	3,598,554
Clearwater Paper Corp.
Initial Term Loan
3.125% (1 Month LIBOR + 3.00%), due 7/26/26 (c)	743,750	741,891
Graham Packaging Co., Inc.
2021 Initial Term Loan
3.75% (1 Month LIBOR + 3.00%), due 8/4/27 (c)	7,533,752	7,514,059
Mauser Packaging Solutions Holding Co.
Initial Term Loan
3.337% (1 Month LIBOR + 3.25%), due 4/3/24 (c)	4,767,959	4,636,840
Pactiv Evergreen, Inc.
Tranche B3 U.S. Term Loan
4.00% (1 Month LIBOR + 3.50%), due 9/24/28 (c)	1,000,000	997,344
	Principal Amount	Value

Containers, Packaging & Glass (continued)
Pretium PKG Holdings, Inc. (c)
First Lien Initial Term Loan
4.50% (3 Month LIBOR + 4.00%), due 10/2/28	$ 1,680,000	$ 1,683,499
Second Lien Initial Term Loan
7.25% (3 Month LIBOR + 6.75%), due 10/1/29	1,750,000	1,760,938
Reynolds Consumer Products LLC
Initial Term Loan
1.837% (1 Month LIBOR + 1.75%), due 2/4/27 (c)	2,159,470	2,149,212
RLG Holdings LLC (c)
First Lien Closing Date Initial Term Loan
5.00% (3 Month LIBOR + 4.25%), due 7/7/28	3,989,899	3,988,235
First Lien Delayed Draw Term Loan 2.125%-5.00%
(3 Month LIBOR + 4.25%), due 7/7/28 (d)	1,010,101	1,009,680
Tank Holding Corp. (c)
First Lien 2020 Refinancing Term Loan
3.587% (1 Month LIBOR + 3.50%), due 3/26/26	4,415,257	4,391,339
First Lien 2020 Incremental Term Loan 5.75%-7.25%
(1 Month LIBOR + 4.00%, 3 Month LIBOR + 5.00%), due 3/26/26 (d)	817,717	820,272
Trident TPI Holdings, Inc. (c)
Tranche Term Loan B1
4.00% (3 Month LIBOR + 3.00%), due 10/17/24	2,001,549	1,997,658
Tranche Initial Term Loan B3
4.50% (3 Month LIBOR + 4.00%), due 9/15/28	3,302,928	3,307,648
Tramche Delayed Draw Term Loan B3 2.00%-4.50%
(3 Month LIBOR + 4.00%), due 9/15/28 (d)	188,806	189,076
		59,320,298
Diversified/Conglomerate Manufacturing 3.1%
Allied Universal Holdco LLC
Initial U.S. Dollar Term Loan
4.25% (3 Month LIBOR + 3.75%), due 5/12/28 (c)	8,141,566	8,136,477
Bright Bidco BV
2018 Refinancing Term Loan B
4.50% (3 Month LIBOR + 3.50%), due 6/30/24 (c)	2,855,598	2,112,349
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Diversified/Conglomerate Manufacturing (continued)
EWT Holdings III Corp.
Initial Term Loan
2.625% (1 Month LIBOR + 2.50%), due 4/1/28 (c)	$ 4,713,188	$ 4,675,873
Filtration Group Corp.
Initial Dollar Term Loan
3.087% (1 Month LIBOR + 3.00%), due 3/31/25 (c)	5,860,092	5,795,631
Gardner Denver, Inc.
2020 GDI Tranche Dollar Term Loan B2
1.837% (1 Month LIBOR + 1.75%), due 3/1/27 (c)	3,377,373	3,329,880
GYP Holdings III Corp.
First Lien 2021 Incremental Term Loan
2.587% (1 Month LIBOR + 2.50%), due 6/1/25 (c)	2,599,902	2,590,964
Ingersoll-Rand Services Co.
2020 Spinco Tranche Dollar Term Loan B1
1.837% (1 Month LIBOR + 1.75%), due 3/1/27 (c)	859,974	847,881
Iron Mountain Information Management LLC
Incremental Term Loan B
1.837% (1 Month LIBOR + 1.75%), due 1/2/26 (c)	3,244,660	3,204,102
LTI Holdings, Inc. (c)
First Lien Initial Term Loan
3.587% (1 Month LIBOR + 3.50%), due 9/6/25	3,335,465	3,289,602
First Lien Second Amendment Delayed Draw Term Loan 4.750%-4.837%
(1 Month LIBOR + 4.75%), due 7/24/26 (d)	468,750	467,774
First Lien Second Amendment Additional Term Loan
4.837% (1 Month LIBOR + 4.75%), due 7/24/26 (d)	779,297	777,674
Pre-Paid Legal Services, Inc.
First Lien Initial Term Loan
3.337% (1 Month LIBOR + 3.25%), due 5/1/25 (c)	5,840,993	5,807,407
QUIKRETE Holdings, Inc.
First Lien Fourth Amendment Term Loan B1
TBD, due 1/31/27	5,500,000	5,479,375
First Lien Initial Loan
2.587% (1 Month LIBOR + 2.50%), due 2/1/27 (c)	2,335,238	2,312,303
	Principal Amount	Value

Diversified/Conglomerate Manufacturing (continued)
Red Ventures LLC (c)
First Lien Term Loan B2
2.587% (1 Month LIBOR + 2.50%), due 11/8/24	$ 7,638,314	$ 7,545,562
First Lien Term Loan B3
4.25% (1 Month LIBOR + 3.50%), due 11/8/24	1,985,000	1,973,422
TRC Cos., Inc.
Initial Term Loan
4.50% (1 Month LIBOR + 3.50%), due 6/21/24 (c)(d)(e)	2,451,459	2,451,459
WP CPP Holdings LLC
First Lien Initial Term Loan
4.75% (1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 4/30/25 (c)	992,666	969,400
		61,767,135
Diversified/Conglomerate Service 2.1%
Applied Systems, Inc. (c)
First Lien Closing Date Term Loan
3.75% (3 Month LIBOR + 3.25%), due 9/19/24	3,463,798	3,459,468
Second Lien 2021 Term Loan
6.25% (3 Month LIBOR + 5.50%), due 9/19/25	1,982,109	2,005,234
Blackhawk Network Holdings, Inc.
First Lien Term Loan
3.087% (1 Month LIBOR + 3.00%), due 6/15/25 (c)	3,890,048	3,858,095
BrightView Landscapes LLC
First Lien 2018 Initial Term Loan
2.625% (1 Month LIBOR + 2.50%), due 8/15/25 (c)	1,439,300	1,431,503
Change Healthcare Holdings, Inc.
Closing Date Term Loan
3.50% (1 Month LIBOR + 2.50%), due 3/1/24 (c)	2,480,097	2,476,996
Greeneden U.S. Holdings I LLC
2020 Initial Dollar Term Loan
4.75% (1 Month LIBOR + 4.00%), due 12/1/27 (c)	3,416,083	3,423,558
IRI Holdings, Inc.
First Lien Initial Term Loan
4.337% (1 Month LIBOR + 4.25%), due 12/1/25 (c)	8,112,993	8,112,993

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Diversified/Conglomerate Service (continued)
MKS Instruments, Inc.
Tranche Term Loan B6
1.837% (1 Month LIBOR + 1.75%), due 2/2/26 (c)	$ 1,270,716	$ 1,267,540
Monitronics International, Inc.
Term Loan
7.75% (1 Month LIBOR + 6.50%), due 3/29/24 (c)(d)	1,825,827	1,789,311
TruGreen LP
First Lien Second Refinancing Term Loan
4.75% (1 Month LIBOR + 4.00%), due 11/2/27 (c)	4,955,443	4,955,443
Verint Systems, Inc.
Refinancing Term Loan
2.086% (1 Month LIBOR + 2.00%), due 6/28/24 (c)	705,882	702,353
Verscend Holding Corp.
Term Loan B1
4.087% (1 Month LIBOR + 4.00%), due 8/27/25 (c)	8,142,080	8,152,257
		41,634,751
Ecological 0.3%
GFL Environmental, Inc.
2020 Refinancing Term Loan
3.50% (3 Month LIBOR + 3.00%), due 5/30/25 (c)	3,428,684	3,433,398
Sophia LP
Closing Date Term Loan
4.00% (3 Month LIBOR + 3.50%), due 10/7/27 (c)	2,881,136	2,882,165
		6,315,563
Electronics 9.4%
Avast Software BV
Initial Dollar Term Loan
2.132% (3 Month LIBOR + 2.00%), due 3/22/28 (c)	780,000	776,953
Barracuda Networks, Inc.
2020 First Lien Term Loan
4.50% (3 Month LIBOR + 3.75%), due 2/12/25 (c)	3,924,069	3,926,172
Camelot U.S. Acquisition 1 Co. (c)
Initial Term Loan
3.087% (1 Month LIBOR + 3.00%), due 10/30/26	3,234,494	3,219,670
	Principal Amount	Value

Electronics (continued)
Camelot U.S. Acquisition 1 Co. (c) (continued)
Amendment No. 2 Incremental Term Loan
4.00% (1 Month LIBOR + 3.00%), due 10/30/26	$ 7,195,625	$ 7,204,619
Castle U.S. Holding Corp. (c)
Initial Dollar Term Loan
3.882% (3 Month LIBOR + 3.75%), due 1/29/27	2,281,588	2,256,276
Dollar Term Loan B2
4.75% (3 Month LIBOR + 4.00%), due 1/29/27	4,979,167	4,923,928
Commscope, Inc.
Initial Term Loan
3.337% (1 Month LIBOR + 3.25%), due 4/6/26 (c)	10,297,229	10,142,770
CoreLogic, Inc.
First Lien Initial Term Loan
4.00% (1 Month LIBOR + 3.50%), due 6/2/28 (c)	9,333,333	9,324,000
DCert Buyer, Inc.
First Lien Initial Term Loan
4.087% (1 Month LIBOR + 4.00%), due 10/16/26 (c)	3,458,665	3,458,665
Dell International LLC
Refinancing Term Loan B2
2.00% (1 Month LIBOR + 1.75%), due 9/19/25 (c)	11,408,769	11,399,448
Diebold Nixdorf, Inc.
New Dollar Term Loan B
2.875% (1 Month LIBOR + 2.75%), due 11/6/23 (c)	943,055	926,552
ECi Macola/MAX Holding LLC
First Lien Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 11/9/27 (c)	3,473,750	3,475,487
Epicor Software Corp.
Term Loan C
4.00% (1 Month LIBOR + 3.25%), due 7/30/27 (c)	6,756,419	6,749,378
Flexera Software LLC
First Lien Term Loan B1
4.50% (3 Month LIBOR + 3.75%), due 3/3/28 (c)	3,285,603	3,285,091
Gainwell Acquisition Corp.
First Lien Term Loan B
4.75% (3 Month LIBOR + 4.00%), due 10/1/27 (c)	3,649,142	3,657,126
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
Generation Bridge Acquisition LLC
Term Loan B
TBD, due 8/6/28	$ 3,428,572	$ 3,437,143
Term Loan C
TBD, due 8/6/28 (d)(e)	71,429	71,607
Go Daddy Operating Co. LLC
Tranche Term Loan B2
1.837% (1 Month LIBOR + 1.75%), due 2/15/24 (c)	2,178,140	2,161,532
Helios Software Holdings, Inc.
2021 Initial Dollar Term Loan
3.917% (3 Month LIBOR + 3.75%), due 3/11/28 (c)	1,988,571	1,979,623
Hyland Software, Inc. (c)
First Lien 2018 Refinancing Term Loan
4.25% (1 Month LIBOR + 3.50%), due 7/1/24	5,406,179	5,412,937
Second Lien 2021 Refinancing Term Loan
7.00% (1 Month LIBOR + 6.25%), due 7/7/25	1,996,667	2,011,642
ION Trading Finance Ltd.
2021 Initial Dollar Term Loan
4.917% (3 Month LIBOR + 4.75%), due 4/1/28 (c)	3,990,000	3,998,551
MA FinanceCo. LLC (c)
Tranche Term Loan B3
2.837% (1 Month LIBOR + 2.75%), due 6/21/24	390,152	385,885
Tranche Term Loan B4
5.25% (3 Month LIBOR + 4.25%), due 6/5/25 (d)	2,477,788	2,494,822
McAfee LLC
USD Term Loan B
3.837% (1 Month LIBOR + 3.75%), due 9/30/24 (c)	7,109,164	7,113,117
MH Sub I LLC (c)
First Lien Amendment No. 2 Initial Term Loan
3.587% (1 Month LIBOR + 3.50%), due 9/13/24	4,078,977	4,062,408
First Lien 2020 June New Term Loan
4.75% (1 Month LIBOR + 3.75%), due 9/13/24	6,857,012	6,869,869
Misys Ltd. (c)
First Lien Dollar Term Loan
4.50% (3 Month LIBOR + 3.50%), due 6/13/24	3,030,379	3,013,124
	Principal Amount	Value

Electronics (continued)
Misys Ltd. (c) (continued)
Second Lien Dollar Term Loan
8.25% (3 Month LIBOR + 7.25%), due 6/13/25	$ 1,450,000	$ 1,448,414
Project Alpha Intermediate Holding, Inc.
2021 Refinancing Term Loan
4.09% (1 Month LIBOR + 4.00%), due 4/26/24 (c)	4,267,279	4,260,165
Project Leopard Holdings, Inc.
2018 Repricing Term Loan
5.75% (3 Month LIBOR + 4.75%), due 7/5/24 (c)	1,920,636	1,924,958
Proofpoint, Inc.
First Lien Initial Term Loan
3.75% (3 Month LIBOR + 3.25%), due 8/31/28 (c)	7,600,000	7,566,750
Rocket Software, Inc. (c)
First Lien Initial Term Loan
4.337% (1 Month LIBOR + 4.25%), due 11/28/25	2,047,500	2,028,122
First Lien 2021 Dollar Term Loan
4.75% (1 Month LIBOR + 4.25%), due 11/28/25	2,244,375	2,229,787
Seattle SpinCo, Inc.
Initial Term Loan
2.837% (1 Month LIBOR + 2.75%), due 6/21/24 (c)	2,634,795	2,605,976
SS&C Technologies Holdings, Inc. (c)
Term Loan B3
1.837% (1 Month LIBOR + 1.75%), due 4/16/25	3,615,977	3,576,943
Term Loan B4
1.837% (1 Month LIBOR + 1.75%), due 4/16/25	2,747,640	2,717,979
Surf Holdings SARL
First Lien Dollar Tranche Term Loan
3.616% (3 Month LIBOR + 3.50%), due 3/5/27 (c)	3,018,340	2,998,721
Tempo Acquisition LLC
Extended Term Loan
3.75% (1 Month LIBOR + 3.25%), due 11/2/26 (c)	1,414,908	1,417,738
ThoughtWorks, Inc.
Incremental Term Loan
3.50% (1 Month LIBOR + 3.00%), due 3/24/28 (c)	1,716,671	1,714,955

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Electronics (continued)
TIBCO Software, Inc. (c)
Term Loan B3
3.84% (1 Month LIBOR + 3.75%), due 6/30/26	$ 8,943,467	$ 8,760,125
Second Lien Term Loan
7.34% (1 Month LIBOR + 7.25%), due 3/3/28	600,000	601,313
Trader Corp.
First Lien 2017 Refinancing Term Loan
4.00% (1 Month LIBOR + 3.00%), due 9/28/23 (c)	4,034,981	4,024,893
UKG, Inc. (c)
First Lien Initial Term Loan
3.837% (1 Month LIBOR + 3.75%), due 5/4/26	1,960,000	1,962,940
First Lien 2021 Incremental Term Loan
4.00% (3 Month LIBOR + 3.25%), due 5/4/26	6,398,102	6,408,499
Vertiv Group Corp.
Term Loan B
2.83% (1 Month LIBOR + 2.75%), due 3/2/27 (c)	5,932,669	5,890,025
Vision Solutions, Inc.
First Lien Initial Term Loan
4.75% (3 Month LIBOR + 4.25%), due 4/24/28	5,333,333	5,330,000
VS Buyer LLC
Initial Term Loan
3.087% (1 Month LIBOR + 3.00%), due 2/28/27 (c)	1,477,500	1,470,482
WEX, Inc.
Term Loan B
2.337% (1 Month LIBOR + 2.25%), due 3/31/28 (c)	3,980,000	3,957,115
		190,634,295
Entertainment 0.8%
Alterra Mountain Co.
Term Loan B2
4.00% (1 Month LIBOR + 3.50%), due 8/17/28 (c)	4,839,621	4,822,479
Formula One Management Ltd.
USD Facility Term Loan B3
3.50% (1 Month LIBOR + 2.50%), due 2/1/24 (c)	3,650,036	3,635,209
	Principal Amount	Value

Entertainment (continued)
J&J Ventures Gaming LLC
Initial Term Loan
4.75% (1 Month LIBOR + 4.00%), due 4/26/28 (c)	$ 7,500,000	$ 7,523,438
		15,981,126
Finance 9.5%
AAdvantage Loyalty IP Ltd.
Initial Term Loan
5.50% (3 Month LIBOR + 4.75%), due 4/20/28 (c)	5,200,000	5,408,000
Acuity Specialty Products, Inc.
First Lien Initial Term Loan
5.00% (3 Month LIBOR + 4.00%), due 8/12/24 (c)(d)	6,001,049	5,881,028
Acuris Finance US, Inc.
Initial Dollar Term Loan
4.50% (3 Month LIBOR + 4.00%), due 2/16/28 (c)	4,147,135	4,158,150
ADMI Corp.
Amendment No. 5 Incremental Term Loan
4.00% (1 Month LIBOR + 3.50%), due 12/23/27 (c)	3,750,000	3,746,483
AlixPartners LLP
Initial Dollar Term Loan
3.25% (1 Month LIBOR + 2.75%), due 2/4/28 (c)	6,965,000	6,943,715
Alliant Holdings Intermediate LLC
2020 New Term Loan
4.25% (1 Month LIBOR + 3.75%), due 11/5/27 (c)	3,981,538	3,978,775
Amentum Government Services Holdings LLC (c)
First Lien Tranche Term Loan 1
3.587% (1 Month LIBOR + 3.50%), due 1/29/27	5,083,889	5,058,469
First Lien Tranche Term Loan 2
5.50% (3 Month LIBOR + 4.75%), due 1/29/27	995,000	995,310
Blue Tree Holdings, Inc.
Term Loan
2.64% (3 Month LIBOR + 2.50%), due 3/4/28 (c)	1,492,500	1,485,038
Boxer Parent Co., Inc.
2021 Replacement Dollar Term Loan
3.882% (3 Month LIBOR + 3.75%), due 10/2/25 (c)	3,943,475	3,915,693
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
Brand Energy & Infrastructure Services, Inc.
Initial Term Loan
5.25% (3 Month LIBOR + 4.25%), due 6/21/24 (c)	$ 3,514,161	$ 3,481,655
Colouroz Investment LLC (c)(d)(f)
1 GMBH First Lien Initial Term Loan C 5.25%-6.00%
(0.75% PIK) (2 Month LIBOR + 4.25%, 3 Month LIBOR + 4.25%), due 9/21/23	343,120	342,005
2 GMBH First Lien Initial Term Loan B2 5.25%-6.00%
(0.75% PIK) (2 Month LIBOR + 4.25%, 3 Month LIBOR + 4.25%), due 9/21/23	2,075,595	2,068,849
Covia Holdings LLC
Initial Term Loan
5.00% (3 Month LIBOR + 4.00%), due 7/31/26 (c)	837,917	834,425
CPC Acquisition Corp.
First Lien Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 12/29/27 (c)	6,467,500	6,451,331
Deerfield Dakota Holding LLC
First Lien Initial Dollar Term Loan
4.75% (1 Month LIBOR + 3.75%), due 4/9/27 (c)	5,451,099	5,462,781
EG Group Ltd.
USD Additional Facility Term Loan
4.75% (3 Month LIBOR + 4.25%), due 3/31/26 (c)	2,990,078	2,981,356
Endurance International Group Holdings, Inc.
Initial Term Loan
4.25% (3 Month LIBOR + 3.50%), due 2/10/28 (c)	7,752,804	7,599,686
Equiniti Group plc
Term Loan B
TBD, due 10/29/28	1,666,667	1,650,000
Flexential Intermediate Corp.
First Lien Initial Term Loan
3.587% (1 Month LIBOR + 3.50%), due 8/1/24 (c)	2,688,000	2,578,241
Greenrock Finance, Inc.
First Lien Initial USD Term Loan B
4.50% (3 Month LIBOR + 3.50%), due 6/28/24 (c)(d)	1,905,416	1,896,484
	Principal Amount	Value

Finance (continued)
Icon plc
Lux Term Loan
3.00% (3 Month LIBOR + 2.50%), due 7/1/28 (c)	$ 7,586,155	$ 7,586,155
Indy US Bidco LLC
Tranche Term Loan B1
4.087% (1 Month LIBOR + 4.00%), due 3/6/28 (c)	6,467,500	6,478,281
iStar, Inc.
Term Loan 2.832%-2.834%
(1 Month LIBOR + 2.75%), due 6/28/23 (c)	630,585	629,009
LBM Acquisition LLC
First Lien Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 12/17/27 (c)	3,572,594	3,526,150
LSF11 Skyscraper Holdco SARL
USD Facility Term Loan B3
4.25% (3 Month LIBOR + 3.50%), due 9/29/27 (c)	6,169,039	6,180,606
Minimax Viking GmbH
Facility Term Loan B1C
3.25% (1 Month LIBOR + 2.50%), due 7/31/25 (c)	4,128,267	4,115,366
ON Semiconductor Corp.
2019 New Replacement Term Loan B4
2.087% (1 Month LIBOR + 2.00%), due 9/19/26 (c)	485,088	484,671
Onex TSG Intermediate Corp.
Initial Term Loan
5.50% (3 Month LIBOR + 4.75%), due 2/28/28 (c)	3,990,000	3,985,012
Pactiv Evergreen, Inc.
Tranche B2 U.S. Term Loan
3.337% (1 Month LIBOR + 3.25%), due 2/5/26 (c)	3,106,537	3,085,665
Park River Holdings, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.25%), due 12/28/27 (c)	3,648,328	3,632,366
Peraton Corp.
First Lien Term Loan B
4.50% (1 Month LIBOR + 3.75%), due 2/1/28 (c)	10,298,250	10,306,293
Pluto Acquisition I, Inc.
First Lien 2021 Term Loan
4.121% (3 Month LIBOR + 4.00%), due 6/22/26 (c)	7,381,500	7,375,351

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Finance (continued)
PODS LLC
Initial Term Loan
3.75% (1 Month LIBOR + 3.00%), due 3/31/28 (c)	$ 6,965,000	$ 6,953,807
Potters Industries LLC
Initial Term Loan
4.013% (3 Month LIBOR + 4.00%), due 12/14/27 (c)	1,194,000	1,192,508
RealPage, Inc.
First Lien Initial Term Loan
3.75% (1 Month LIBOR + 3.25%), due 4/24/28 (c)	4,846,154	4,833,534
Sinclair Television Group, Inc.
Term Loan B3
3.09% (1 Month LIBOR + 3.00%), due 4/1/28 (c)	2,992,500	2,942,624
Spa Holdings 3 Oy
USD Facility Term Loan B
4.75% (3 Month LIBOR + 4.00%), due 2/4/28 (c)	3,184,020	3,189,328
Transplace Holdings, Inc.
First Lien Closing Date Term Loan
4.75% (3 Month LIBOR + 3.75%), due 10/7/24 (c)(d)	1,229,422	1,228,910
Triton Water Holdings, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.50%), due 3/31/28 (c)	9,935,100	9,918,022
Truck Hero, Inc.
Initial Term Loan
4.00% (1 Month LIBOR + 3.25%), due 1/31/28 (c)	3,999,900	3,980,900
USS Ultimate Holdings, Inc. (c)
First Lien Initial Term Loan
4.75% (1 Month LIBOR + 3.75%), due 8/25/24	1,824,000	1,826,565
Second Lien Initial Term Loan
8.75% (1 Month LIBOR + 7.75%), due 8/25/25 (d)	600,000	600,000
WCG Purchaser Corp.
First Lien Initial Term Loan
5.00% (2 Month LIBOR + 4.00%), due 1/8/27 (c)	4,658,207	4,678,587
WildBrain Ltd.
Initial Term Loan
5.00% (1 Month LIBOR + 4.25%), due 3/24/28 (c)	7,601,800	7,594,829
	Principal Amount	Value

Finance (continued)
WIN Waste Innovations Holdings, Inc.
Initial Term Loan
3.25% (3 Month LIBOR + 2.75%), due 3/24/28 (c)	$ 7,940,100	$ 7,935,137
		191,177,150
Healthcare 1.6%
AHP Health Partners, Inc.
Initial Term Loan
4.00% (1 Month LIBOR + 3.50%), due 8/24/28 (c)	2,000,000	2,002,500
CHG Healthcare Services, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.50%), due 9/29/28 (c)	3,200,000	3,200,000
Medical Solutions LLC
Term Loan
TBD, due 11/1/28	1,728,000	1,729,080
Medline Borrower LP
Initial Dollar Term Loan
3.75% (1 Month LIBOR + 3.25%), due 10/23/28 (c)	8,400,000	8,408,442
The Chamberlain Group LLC
Term Loan B
TBD, due 10/22/28	11,200,000	11,179,000
U.S. Anesthesia Partners, Inc.
First Lien Initial Term Loan
4.75% (3 Month LIBOR + 4.25%), due 10/1/28 (c)	6,500,000	6,495,125
		33,014,147
Healthcare, Education & Childcare 7.5%
Agiliti Health, Inc.
Initial Term Loan
2.875% (1 Month LIBOR + 2.75%), due 1/4/26 (c)	2,047,500	2,039,822
Akorn Operating Co. LLC
Term Loan
8.50% (3 Month LIBOR + 7.50%), due 10/1/25 (c)	149,190	149,563
Alvogen Pharma U.S., Inc.
January 2020 Loan
6.25% (3 Month LIBOR + 5.25%), due 12/31/23 (c)	931,640	901,362
Amneal Pharmaceuticals LLC
Initial Term Loan
3.625% (1 Month LIBOR + 3.50%), due 5/4/25 (c)	6,050,422	5,995,593
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Healthcare, Education & Childcare (continued)
athenahealth, Inc.
First Lien Term Loan B1
4.377% (3 Month LIBOR + 4.25%), due 2/11/26 (c)	$ 9,080,496	$ 9,100,927
Auris Luxembourg III SARL
Facility Term Loan B2
3.837% (1 Month LIBOR + 3.75%), due 2/27/26 (c)	1,376,949	1,357,586
Avantor Funding, Inc.
Initial Dollar Term Loan B4
2.50% (1 Month LIBOR + 2.00%), due 11/21/24 (c)	976,248	975,027
Bausch Health Cos., Inc.
Initial Term Loan
3.087% (1 Month LIBOR + 3.00%), due 6/2/25 (c)	8,939,418	8,917,534
Carestream Dental Equipment, Inc.
First Lien Initial Term Loan
4.25% (3 Month LIBOR + 3.25%), due 9/1/24 (c)	1,924,824	1,923,621
Carestream Health, Inc. (c)
Second Lien 2023 Extended Term Loan
5.50% (3 Month LIBOR + 4.50%), due 8/8/23	2,273,677	2,216,835
First Lien 2023 Extended Term Loan
7.75% (3 Month LIBOR + 6.75%), due 5/8/23	2,642,819	2,647,774
DaVita, Inc.
Tranche Term Loan B1
1.837% (1 Month LIBOR + 1.75%), due 8/12/26 (c)	3,675,164	3,647,181
Ecovyst Catalyst Technologies LLC
Initial Term Loan
3.25% (3 Month LIBOR + 2.75%), due 6/9/28 (c)	5,576,025	5,570,605
Elanco Animal Health, Inc.
Term Loan
1.836% (1 Month LIBOR + 1.75%), due 8/1/27 (c)	2,801,107	2,776,096
Endo Luxembourg Finance Co. I SARL
2021 Term Loan
5.75% (3 Month LIBOR + 5.00%), due 3/27/28 (c)	3,478,759	3,391,790
Envision Healthcare Corp.
Initial Term Loan
3.837% (1 Month LIBOR + 3.75%), due 10/10/25 (c)	5,272,172	4,344,049
	Principal Amount	Value

Healthcare, Education & Childcare (continued)
eResearchTechnology, Inc.
First Lien Initial Term Loan
5.50% (1 Month LIBOR + 4.50%), due 2/4/27 (c)	$ 4,951,417	$ 4,975,288
ExamWorks Group, Inc.
Term Loan B1
5.50% (3 Month LIBOR + 2.25%), due 7/27/23 (c)	4,648,245	4,646,209
FC Compassus LLC
Term Loan B1
5.00% (3 Month LIBOR + 4.25%), due 12/31/26 (c)(d)	6,408,449	6,429,276
Grifols Worldwide Operations Ltd.
Dollar Tranche Term Loan B
2.074% (1 Week LIBOR + 2.00%), due 11/15/27 (c)	3,959,773	3,903,124
HCA, Inc.
Tranche Term Loan B
1.837% (1 Month LIBOR + 1.75%), due 6/30/28 (c)	1,396,500	1,403,233
Horizon Therapeutics USA, Inc.
Incremental Term Loan B2
2.50% (1 Month LIBOR + 2.00%), due 3/15/28 (c)	2,653,333	2,646,225
Insulet Corp.
Term Loan B
3.75% (1 Month LIBOR + 3.25%), due 5/4/28 (c)	5,586,000	5,592,982
Journey Personal Care Corp.
Initial Term Loan
5.00% (3 Month LIBOR + 4.25%), due 3/1/28 (c)	4,987,500	4,962,563
LifePoint Health, Inc.
First Lien Term Loan B
3.837% (1 Month LIBOR + 3.75%), due 11/16/25 (c)	4,642,116	4,628,770
Mallinckrodt International Finance SA
2017 Term Loan B
6.00% (1 Month LIBOR + 5.25%), due 9/24/24 (c)(g)	1,997,274	1,857,465
National Mentor Holdings, Inc. (c)
First Lien Initial Term Loan
4.50% (1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 3/2/28	5,171,592	5,134,961
First Lien Term Loan C
4.50% (3 Month LIBOR + 3.75%), due 3/2/28 (d)	163,265	162,109

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Healthcare, Education & Childcare (continued)
Organon & Co.
Dollar Term Loan
3.50% (3 Month LIBOR + 3.00%), due 6/2/28 (c)	$ 8,728,125	$ 8,743,129
Ortho-Clinical Diagnostics, Inc.
Second Amendment New Term Loan
3.08% (1 Month LIBOR + 3.00%), due 6/30/25 (c)	5,606,177	5,602,286
Petco Health and Wellness Co., Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.25%), due 3/3/28 (c)	5,472,500	5,468,593
Raptor Acquisition Corp.
First Lien Term Loan B
4.75% (3 Month LIBOR + 4.00%), due 11/1/26 (c)	4,250,000	4,269,478
Select Medical Corp.
Tranche Term Loan B
2.34% (1 Month LIBOR + 2.25%), due 3/6/25 (c)	7,354,845	7,299,684
Sound Inpatient Physicians, Inc.
First Lien Initial Term Loan
2.837% (1 Month LIBOR + 2.75%), due 6/27/25 (c)(d)	1,935,000	1,927,744
Sunshine Luxembourg VII SARL
Facility Term Loan B3
4.50% (3 Month LIBOR + 3.75%), due 10/1/26 (c)	13,815,267	13,844,279
Team Health Holdings, Inc.
Initial Term Loan
3.75% (1 Month LIBOR + 2.75%), due 2/6/24 (c)	2,753,092	2,616,814
		152,069,577
High Tech Industries 0.1%
Tempo Acquisition LLC
Third Incremental Term Loan
3.50% (1 Month LIBOR + 3.00%), due 8/31/28 (c)	1,200,000	1,200,500
Home and Office Furnishings, Housewares & Durable Consumer Products 0.1%
Serta Simmons Bedding LLC
First Lien Initial Term Loan
4.50% (3 Month LIBOR + 3.50%), due 11/8/23 (c)	4,331,755	2,863,290
	Principal Amount	Value

Hotels, Motels, Inns & Gaming 3.9%
Aimbridge Acquisition Co., Inc.
First Lien 2019 Initial Term Loan
3.837% (1 Month LIBOR + 3.75%), due 2/2/26 (c)	$ 5,187,253	$ 5,057,571
AP Gaming I LLC
First Lien Incremental Term Loan B
4.50% (3 Month LIBOR + 3.50%), due 2/15/24 (c)	2,970,131	2,958,250
Caesars Resort Collection LLC
Term Loan B
2.837% (1 Month LIBOR + 2.75%), due 12/23/24 (c)	9,563,034	9,516,213
Churchill Downs, Inc.
Facility Term Loan B
2.09% (1 Month LIBOR + 2.00%), due 12/27/24 (c)	2,406,250	2,397,227
Entain plc
USD Facility B
3.00% (3 Month LIBOR + 2.50%), due 3/29/27 (c)	6,840,000	6,820,048
Everi Holdings, Inc.
Term Loan B
3.00% (1 Month LIBOR + 2.50%), due 8/3/28 (c)	2,121,643	2,117,223
Four Seasons Holdings, Inc.
First Lien 2013 Term Loan
2.087% (1 Month LIBOR + 2.00%), due 11/30/23 (c)	1,445,715	1,441,740
Golden Entertainment, Inc.
First Lien Facility Term Loan B
3.75% (1 Month LIBOR + 3.00%), due 10/20/24 (c)	1,398,964	1,395,466
Hilton Worldwide Finance LLC
Refinancing Term Loan B2
1.839% (1 Month LIBOR + 1.75%), due 6/22/26 (c)	1,720,157	1,706,740
PCI Gaming Authority
Facility Term Loan B
2.587% (1 Month LIBOR + 2.50%), due 5/29/26 (c)	3,562,568	3,546,736
Penn National Gaming, Inc.
Facility Term Loan B1
3.00% (1 Month LIBOR + 2.25%), due 10/15/25 (c)	2,400,147	2,395,784
Scientific Games International, Inc.
Initial Term Loan B5
2.837% (1 Month LIBOR + 2.75%), due 8/14/24 (c)	9,345,748	9,303,693
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Hotels, Motels, Inns & Gaming (continued)
Station Casinos LLC
Facility Term Loan B1
2.50% (1 Month LIBOR + 2.25%), due 2/8/27 (c)	$ 6,956,010	$ 6,882,437
Travel + Leisure Co.
Term Loan B
2.337% (1 Month LIBOR + 2.25%), due 5/30/25 (c)	3,880,000	3,848,960
UFC Holdings LLC
First Lien Term Loan B3
3.50% (3 Month LIBOR + 2.75%), due 4/29/26 (c)	7,755,272	7,706,801
Whatabrands LLC
Initial Term Loan B
3.75% (1 Month LIBOR + 3.25%), due 8/3/28 (c)	8,000,000	7,992,728
Wyndham Hotels & Resorts, Inc.
Term Loan B
1.837% (1 Month LIBOR + 1.75%), due 5/30/25 (c)	3,395,000	3,369,537
		78,457,154
Insurance 3.6%
Acrisure LLC
First Lien 2020 Term Loan
3.632% (3 Month LIBOR + 3.50%), due 2/15/27 (c)	6,902,494	6,796,078
Alliant Holdings Intermediate LLC
Term Loan B4
TBD, due 11/5/27	4,000,000	3,991,000
AmWINS Group, Inc.
Term Loan
3.00% (1 Month LIBOR + 2.25%), due 2/19/28 (c)	6,972,447	6,921,737
AssuredPartners, Inc.
2020 February Refinancing Term Loan
3.587% (1 Month LIBOR + 3.50%), due 2/12/27 (c)	4,985,296	4,949,152
Asurion LLC (c)
New Term Loan B7
3.087% (1 Month LIBOR + 3.00%), due 11/3/24	798,035	792,049
Replacement Term Loan B6
3.212% (1 Month LIBOR + 3.13%), due 11/3/23	1,981,555	1,975,187
	Principal Amount	Value

Insurance (continued)
Asurion LLC (c) (continued)
New Term Loan B8
3.337% (1 Month LIBOR + 3.25%), due 12/23/26	$ 1,985,000	$ 1,963,496
New Term Loan B9
3.337% (1 Month LIBOR + 3.25%), due 7/31/27	1,990,000	1,970,100
Second Lien Term Loan B3
5.337% (1 Month LIBOR + 5.25%), due 1/31/28	8,200,000	8,167,544
Second Lien New Term Loan B4
5.337% (1 Month LIBOR + 5.25%), due 1/20/29	7,500,000	7,465,627
Broadstreet Partners, Inc.
Tranche Term Loan B2
3.75% (1 Month LIBOR + 3.25%), due 1/27/27 (c)	1,166,667	1,152,292
Hub International Ltd. (c)
Initial Term Loan 2.852%-2.875%
(2 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 4/25/25	1,585,207	1,567,209
Incremental Term Loan B3
4.00% (2 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 4/25/25	6,964,912	6,959,939
NFP Corp.
Closing Date Term Loan
3.337% (1 Month LIBOR + 3.25%), due 2/15/27 (c)	3,381,068	3,341,219
Ryan Specialty Group LLC
Initial Term Loan
3.75% (1 Month LIBOR + 3.00%), due 9/1/27 (c)	990,000	990,000
Sedgwick Claims Management Services, Inc. (c)
Initial Term Loan
3.337% (1 Month LIBOR + 3.25%), due 12/31/25	4,855,151	4,806,600
2019 Term Loan
3.837% (1 Month LIBOR + 3.75%), due 9/3/26	2,977,158	2,968,786
USI, Inc. (c)
2017 New Term Loan
3.132% (3 Month LIBOR + 3.00%), due 5/16/24	4,310,205	4,276,340
2021 New Term Loan
3.382% (3 Month LIBOR + 3.25%), due 12/2/26	982,512	974,734
		72,029,089

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Leisure, Amusement, Motion Pictures & Entertainment 0.9%
Bombardier Recreational Products, Inc.
2020 Replacement Term Loan
2.087% (1 Month LIBOR + 2.00%), due 5/24/27 (c)	$ 4,263,357	$ 4,202,451
Boyd Gaming Corp.
Refinancing Term Loan B
2.324% (1 Week LIBOR + 2.25%), due 9/15/23 (c)	1,971,624	1,969,160
Creative Artists Agency LLC
Closing Date Term Loan
3.837% (1 Month LIBOR + 3.75%), due 11/27/26 (c)	2,456,250	2,442,434
Fitness International LLC (c)
Term Loan A
4.25% (3 Month LIBOR + 3.25%), due 1/8/25	1,574,062	1,457,319
Term Loan B
4.25% (3 Month LIBOR + 3.25%), due 4/18/25	291,959	269,575
Lions Gate Capital Holdings LLC
Term Loan B
2.337% (1 Month LIBOR + 2.25%), due 3/24/25 (c)	1,362,477	1,350,130
Marriott Ownership Resorts, Inc.
2019 Refinancing Term Loan
1.837% (1 Month LIBOR + 1.75%), due 8/29/25 (c)	2,410,432	2,362,223
William Morris Endeavor Entertainment LLC
First Lien Term Loan B1
2.84% (1 Month LIBOR + 2.75%), due 5/18/25 (c)	4,521,809	4,431,372
		18,484,664
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.9%
Advanced Drainage Systems, Inc.
Initial Term Loan
2.375% (1 Month LIBOR + 2.25%), due 7/31/26 (c)	467,143	467,581
Altra Industrial Motion Corp.
Term Loan
2.087% (1 Month LIBOR + 2.00%), due 10/1/25 (c)	2,298,507	2,283,184
Brown Group Holdings LLC
Initial Term Loan
3.25% (3 Month LIBOR + 2.75%), due 6/7/28 (c)	3,971,123	3,958,987
	Principal Amount	Value

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
Columbus McKinnon Corp.
Initial Term Loan
3.25% (3 Month LIBOR + 2.75%), due 5/14/28 (c)	$ 3,452,361	$ 3,448,046
CPM Holdings, Inc. (c)
First Lien Initial Term Loan
3.586% (1 Month LIBOR + 3.50%), due 11/17/25	2,451,295	2,435,974
Second Lien Initial Term Loan
8.336% (1 Month LIBOR + 8.25%), due 11/16/26 (d)(e)	797,980	786,010
Titan Acquisition Ltd.
Initial Term Loan
3.167% (3 Month LIBOR + 3.00%), due 3/28/25 (c)	3,501,254	3,437,794
Welbilt, Inc.
2018 Term Loan B
2.587% (1 Month LIBOR + 2.50%), due 10/23/25 (c)	1,994,060	1,984,921
		18,802,497
Manufacturing 2.3%
ASP Blade Holdings, Inc.
Initial Term Loan
4.50% (1 Month LIBOR + 4.00%), due 10/13/28 (c)	3,000,000	3,001,875
CP Atlas Buyer, Inc.
Term Loan B
4.25% (1 Month LIBOR + 3.75%), due 11/23/27 (c)	7,467,488	7,418,269
Excelitas Technologies Corp.
First Lien Initial USD Term Loan
4.50% (3 Month LIBOR + 3.50%), due 12/2/24 (c)	1,994,819	1,997,312
FCG Acquisitions, Inc. (c)
First Lien Initial Term Loan
4.25% (3 Month LIBOR + 3.75%), due 3/31/28	3,351,600	3,350,762
First Lien Initial Delayed Draw Term Loan 3.75%-4.25%
(3 Month LIBOR + 3.75%), due 3/31/28 (d)	638,467	638,308
First Lien Amendment No. 1 Delayed Draw Term Loan 1.875%-4.25%
(3 Month LIBOR + 3.75%), due 3/31/28 (d)(e)	1,245,208	1,235,869
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Manufacturing (continued)
Idemia Group SAS
USD Facility Term Loan B3
5.25% (3 Month LIBOR + 4.50%), due 1/10/26 (c)	$ 2,171,418	$ 2,171,418
Madison IAQ LLC
3.75% (3 Month LIBOR + 3.25%), due 6/21/28 (c)	5,346,600	5,336,206
MKS Instruments, Inc.
Term Loan
TBD, due 10/22/28	9,800,000	9,783,154
Pro Mach Group, Inc. (c)
First Lien Closing Date Initial Term Loan
5.00% (3 Month LIBOR + 4.00%), due 8/31/28	5,511,522	5,537,112
First Lien Delayed Draw Term Loan
5.00% (3 Month LIBOR + 4.00%), due 8/31/28 (d)	178,946	179,777
Standard Industries, Inc.
Initial Term Loan
3.00% (3 Month LIBOR + 2.50%), due 9/22/28 (c)	3,900,000	3,895,125
Weber-Stephen Products LLC
Initial Term Loan B
4.00% (1 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 10/30/27 (c)	587,822	589,170
Zurn LLC
First Lien Term Loan B
2.75% (1 Month LIBOR + 2.25%), due 10/4/28 (c)	2,150,000	2,150,000
		47,284,357
Media 2.1%
Cogeco Communications Finance (USA) LP
Amendment No. 5 Incremental Term Loan B
3.00% (1 Month LIBOR + 2.50%), due 9/1/28 (c)	11,250,000	11,172,656
DIRECTV Financing LLC
Closing Date Term Loan
5.75% (3 Month LIBOR + 5.00%), due 8/2/27 (c)	10,800,000	10,804,504
Gray Television, Inc.
Term Loan B
TBD, due 12/1/28	3,400,000	3,395,750
	Principal Amount	Value

Media (continued)
KKR Apple Bidco LLC
First Lien Initial Term Loan
3.50% (1 Month LIBOR + 3.00%), due 9/22/28 (c)	$ 5,530,000	$ 5,519,631
Mission Broadcasting, Inc.
Term Loan B4
2.586% (1 Month LIBOR + 2.50%), due 6/2/28 (c)	1,396,500	1,394,319
Radiate Holdco LLC
Term Loan B
TBD, due 9/25/26	9,664,855	9,640,693
		41,927,553
Mining, Steel, Iron & Non-Precious Metals 0.8%
American Rock Salt Co. LLC
First Lien Initial Term Loan
4.75% (1 Month LIBOR + 4.00%), due 6/9/28 (c)	3,762,000	3,779,241
Gates Global LLC
Initial Dollar Term Loan B3
3.25% (1 Month LIBOR + 2.50%), due 3/31/27 (c)	6,932,983	6,914,930
Graftech International Ltd.
Initial Term Loan
3.50% (1 Month LIBOR + 3.00%), due 2/12/25 (c)	1,666,327	1,666,674
MRC Global (U.S.), Inc.
2018 Refinancing Term Loan
3.087% (1 Month LIBOR + 3.00%), due 9/20/24 (c)	2,319,792	2,308,193
U.S. Silica Co.
Term Loan
5.00% (1 Month LIBOR + 4.00%), due 5/1/25 (c)	1,422,773	1,396,318
		16,065,356
Oil & Gas 1.7%
Buckeye Partners LP
2021 Tranche Term Loan B1
2.336% (1 Month LIBOR + 2.25%), due 11/1/26 (c)	2,339,508	2,327,280
ChampionX Corp.
Initial Term Loan
2.625% (1 Month LIBOR + 2.50%), due 5/9/25 (c)(d)	472,289	468,747
DT Midstream, Inc.
Initial Term Loan
2.50% (3 Month LIBOR + 2.00%), due 6/26/28 (c)	3,192,000	3,195,990

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Oil & Gas (continued)
Fleet Midco I Ltd.
Facility Term Loan B
3.087% (1 Month LIBOR + 3.00%), due 10/7/26 (c)	$ 1,225,000	$ 1,212,750
GIP III Stetson I LP
Initial Term Loan
4.337% (1 Month LIBOR + 4.25%), due 7/18/25 (c)(d)	2,115,835	2,037,373
Keane Group Holdings LLC
Initial Term Loan
5.50% (1 Month LIBOR + 4.50%), due 5/25/25 (c)	2,440,439	2,416,035
Lucid Energy Group II Borrower LLC
Initial Term Loan
4.00% (1 Month LIBOR + 3.00%), due 2/17/25 (c)	4,126,207	4,090,961
Medallion Midland Acquisition LLC
Initial Term Loan
4.50% (1 Month LIBOR + 3.75%), due 10/18/28 (c)	4,833,278	4,833,278
Murphy Oil USA, Inc.
Tranche Term Loan B
2.25% (1 Month LIBOR + 1.75%), due 1/31/28 (c)	796,000	797,990
NorthRiver Midstream Finance LP
Initial Term Loan B
3.382% (3 Month LIBOR + 3.25%), due 10/1/25 (c)	2,716,000	2,708,455
Oryx Midstream Services Permian Basin LLC
Initial Term Loan
3.75% (2 Month LIBOR + 3.25%), due 10/5/28 (c)	4,000,000	3,984,168
PES Holdings LLC
Tranche Term Loan C
TBD (3.00% PIK) (1 Month LIBOR + 4.50%), due 12/31/22 (c)(d)(f)(g)(h)	1,923,624	12,825
Prairie ECI Acquiror LP
Initial Term Loan
4.837% (1 Month LIBOR + 4.75%), due 3/11/26 (c)	1,185,525	1,144,196
Traverse Midstream Partners LLC
Advance Term Loan
5.25% (1 Month LIBOR + 5.50%), due 9/27/24 (c)	3,322,490	3,318,337
	Principal Amount	Value

Oil & Gas (continued)
Veritas US, Inc.
2021 Dollar Term Loan B
6.00% (3 Month LIBOR + 5.00%), due 9/1/25 (c)	$ 2,792,965	$ 2,799,947
		35,348,332
Packaging 0.1%
LABL, Inc.
USD Term Loan
TBD, due 10/29/28	2,700,000	2,684,251
Personal & Nondurable Consumer Products 1.6%
Caesars Resort Collection LLC
Term Loan B1
3.587% (1 Month LIBOR + 3.50%), due 7/21/25 (c)	1,930,500	1,931,305
Foundation Building Materials, Inc.
First Lien Initial Term Loan
3.75% (1 Month LIBOR + 3.25%, 3 Month LIBOR + 3.25%), due 1/31/28 (c)	4,239,375	4,200,958
Great Outdoors Group LLC
Term Loan B1
5.00% (3 Month LIBOR + 4.25%), due 3/6/28 (c)	9,786,050	9,816,631
Leslie's Poolmart, Inc.
Initial Term Loan
3.00% (3 Month LIBOR + 2.50%), due 3/9/28 (c)	6,965,000	6,935,009
Michaels Cos., Inc. (The)
Term Loan B
5.00% (3 Month LIBOR + 4.25%), due 4/15/28 (c)	6,783,000	6,770,886
Prestige Brands, Inc.
Term Loan B5
2.50% (1 Month LIBOR + 2.00%), due 7/3/28 (c)	2,100,000	2,098,030
Spectrum Brands, Inc.
2021 Term Loan
2.50% (3 Month LIBOR + 2.00%), due 3/3/28 (c)	298,500	297,455
		32,050,274
Personal & Nondurable Consumer Products (Manufacturing Only) 0.7%
American Builders & Contractors Supply Co., Inc.
Restatement Effective Date Term Loan
2.087% (1 Month LIBOR + 2.00%), due 1/15/27 (c)	2,695,000	2,667,532
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
Hercules Achievement, Inc.
First Lien Initial Term Loan
4.50% (1 Month LIBOR + 3.50%), due 12/16/24 (c)	$ 4,331,394	$ 4,271,838
SRAM LLC
Initial Term Loan
3.25% (1 Month LIBOR + 2.75%, 3 Month LIBOR + 2.75%), due 5/18/28 (c)	6,586,364	6,572,644
		13,512,014
Personal Transportation 0.7%
First Student Bidco, Inc. (c)
Initial Term Loan B
3.50% (3 Month LIBOR + 3.00%), due 7/21/28	5,492,549	5,453,645
Initial Term Loan C
3.50% (3 Month LIBOR + 3.00%), due 7/21/28	2,027,451	2,013,091
Uber Technologies, Inc. (c)
2021 Incremental Term Loan
3.587% (1 Month LIBOR + 3.50%), due 4/4/25	3,679,388	3,677,343
2021 Refinancing Term Loan
3.587% (1 Month LIBOR + 3.50%), due 2/25/27	1,989,529	1,988,818
		13,132,897
Personal, Food & Miscellaneous Services 1.9%
1011778 B.C. Unlimited Liability Co.
Term Loan B4
1.837% (1 Month LIBOR + 1.75%), due 11/19/26 (c)	2,079,563	2,036,932
Aramark Intermediate HoldCo Corp. (c)
U.S. Term Loan B3
1.837% (1 Month LIBOR + 1.75%), due 3/11/25	1,480,650	1,441,783
U.S. Term Loan B4
1.837% (1 Month LIBOR + 1.75%), due 1/15/27	1,631,875	1,588,699
U.S. Term Loan B5
2.587% (1 Month LIBOR + 2.50%), due 4/6/28	5,611,889	5,562,785
	Principal Amount	Value

Personal, Food & Miscellaneous Services (continued)
Hayward Industries, Inc.
First Lien Refinancing Term Loan
3.00% (1 Month LIBOR + 2.50%), due 5/30/28 (c)	$ 5,685,750	$ 5,667,476
Hillman Group, Inc. (The) (c)
Initial Term Loan
3.25% (1 Month LIBOR + 2.75%), due 7/14/28	1,644,163	1,639,540
Initial Delayed Draw Term Loan 1.375%-3.25%
(1 Month LIBOR + 2.75%), due 7/14/28 (d)	31,505	31,416
IRB Holding Corp. (c)
2020 Replacement Term Loan B
3.75% (3 Month LIBOR + 2.75%), due 2/5/25	2,392,806	2,386,226
Fourth Amendment Incremental Term Loan
4.25% (3 Month LIBOR + 3.25%), due 12/15/27	9,102,892	9,100,998
KFC Holding Co.
2021 Term Loan B
1.836% (1 Month LIBOR + 1.75%), due 3/15/28 (c)	2,206,000	2,202,848
WW International, Inc.
Initial Term Loan
4.00% (1 Month LIBOR + 3.50%), due 4/13/28 (c)	6,384,000	6,301,008
		37,959,711
Pharmaceuticals 0.2%
Padagis LLC
Term Loan B
5.25% (3 Month LIBOR + 4.75%), due 7/6/28 (c)	3,200,000	3,204,000
Printing & Publishing 0.6%
Getty Images, Inc.
Initial Dollar Term Loan
4.625% (1 Month LIBOR + 4.50%), due 2/19/26 (c)	987,819	987,819
Severin Acquisition LLC
First Lien Initial Term Loan
3.336% (1 Month LIBOR + 3.25%), due 8/1/25 (c)	4,408,710	4,393,553
Springer Nature Deutschland GmbH
Initial Term Loan B18
3.75% (1 Month LIBOR + 3.00%), due 8/14/26 (c)	6,992,564	6,983,823
		12,365,195

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Radio and TV Broadcasting 0.0% ‡
Nielsen Finance LLC
Term Loan B4
2.086% (1 Month LIBOR + 2.00%), due 10/4/23 (c)	$ 855,929	$ 854,740
Retail Store 1.6%
BJ's Wholesale Club, Inc.
First Lien Tranche Term Loan B
2.084% (1 Month LIBOR + 2.00%), due 2/3/24 (c)	2,909,968	2,909,666
EG Group Ltd. (c)
USD Additional Facility Term Loan
4.132% (3 Month LIBOR + 4.00%), due 2/7/25	1,437,828	1,430,998
USD Facility Term Loan B
4.132% (3 Month LIBOR + 4.00%), due 2/7/25	1,228,717	1,222,881
Harbor Freight Tools USA, Inc.
2021 Initial Term Loan
3.25% (1 Month LIBOR + 2.75%), due 10/19/27 (c)	6,981,110	6,960,167
PetSmart LLC
Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 2/11/28 (c)	9,077,250	9,080,491
Rising Tide Holdings, Inc.
First Lien Initial Term Loan
5.50% (1 Month LIBOR + 4.75%), due 6/1/28 (c)	4,349,100	4,347,286
White Cap Buyer LLC
Initial Closing Date Term Loan
4.50% (1 Month LIBOR + 4.00%), due 10/19/27 (c)	6,943,672	6,958,135
		32,909,624
Services: Business 3.8%
ConnectWise LLC
Initial Term Loan
4.00% (3 Month LIBOR + 3.50%), due 9/29/28 (c)	3,600,000	3,594,856
Dun & Bradstreet Corp. (The)
Initial Term Borrowing
3.338% (1 Month LIBOR + 3.25%), due 2/6/26 (c)	6,009,600	5,987,064
Electron Bidco, Inc.
Term Loan
TBD, due 11/1/28	5,666,666	5,659,583
	Principal Amount	Value

Services: Business (continued)
GIP II Blue Holding LP
Initial Term Loan
5.50% (3 Month LIBOR + 4.50%), due 9/29/28 (c)	$ 4,666,667	$ 4,672,500
Hunter Holdco 3 Ltd.
First Lien Initial Dollar Term Loan
4.75% (3 Month LIBOR + 4.25%), due 8/19/28 (c)	11,200,000	11,228,000
Icon plc
U.S. Term Loan
3.00% (3 Month LIBOR + 2.50%), due 7/3/28 (c)	1,890,095	1,890,095
Intrado Corp.
Initial Term Loan B
5.00% (3 Month LIBOR + 4.00%), due 10/10/24 (c)	3,413,578	3,352,417
Mercury Borrower, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.50%), due 8/2/28 (c)	9,600,000	9,556,800
Mitchell International, Inc. (c)
First Lien Initial Term Loan
4.25% (1 Month LIBOR + 3.75%), due 10/15/28	3,333,333	3,300,597
Second Lien Initial Term Loan
7.00% (1 Month LIBOR + 6.50%), due 10/15/29	1,800,000	1,811,250
MPH Acquisition Holdings LLC
Initial Term Loan
4.75% (3 Month LIBOR + 4.25%), due 9/1/28 (c)	5,000,000	4,870,310
Osmosis Buyer Ltd.
Initial Term Loan B
4.50% (1 Month LIBOR + 4.00%), due 7/31/28 (c)	4,977,778	4,991,467
Parexel International Corp.
Term Loan
TBD, due 8/11/28	3,500,000	3,502,915
Polaris Newco LLC
First Lien Dollar Term Loan
4.50% (3 Month LIBOR + 4.00%), due 6/2/28 (c)	6,800,000	6,815,300
Project Boost Purchaser LLC
2021 Tranche Term Loan 2
4.00% (1 Month LIBOR + 3.50%), due 5/30/26 (c)	4,738,125	4,732,202
		75,965,356
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Software 1.6%
Applovin Corp.
Term Loan B
TBD, due 10/25/28	$ 2,800,000	$ 2,792,300
Bali Finco Inc.
Term Loan
TBD, due 6/30/26	1,350,000	1,328,906
Cornerstone OnDemand, Inc.
First Lien Initial Term Loan
4.25% (3 Month LIBOR + 3.75%), due 10/16/28 (c)	5,625,000	5,607,422
Informatica LLC
Term Loan B
TBD, due 10/27/28	11,840,000	11,810,401
Magenta Buyer LLC
First Lien Initial Term Loan
5.75% (3 Month LIBOR + 5.00%), due 7/27/28 (c)	6,300,000	6,289,498
Sovos Compliance LLC
First Lien Initial Term Loan
5.00% (3 Month LIBOR + 4.50%), due 8/11/28 (c)	3,837,329	3,857,885
		31,686,412
Telecommunications 3.7%
Avaya, Inc.
Tranche Term Loan B2
4.09% (1 Month LIBOR + 4.00%), due 12/15/27 (c)	3,947,115	3,954,867
Azalea TopCo, Inc. (c)
First Lien Initial Term Loan
3.629% (3 Month LIBOR + 3.50%), due 7/24/26	2,450,000	2,431,115
First Lien 2021 Term Loan
4.50% (3 Month LIBOR + 3.75%), due 7/24/26	1,995,000	1,997,494
Cablevision Lightpath LLC
Initial Term Loan
3.75% (1 Month LIBOR + 3.25%), due 11/30/27 (c)	3,482,412	3,484,153
Connect Finco SARL
Amendement No.1 Refinancing Term Loan
4.50% (1 Month LIBOR + 3.50%), due 12/11/26 (c)	6,688,548	6,687,504
CSC Holdings LLC
September 2019 Initial Term Loan
2.59% (1 Month LIBOR + 2.50%), due 4/15/27 (c)	9,593,047	9,391,594
	Principal Amount	Value

Telecommunications (continued)
Cyxtera DC Holdings, Inc.
First Lien Initial Term Loan
4.00% (3 Month LIBOR + 3.00%), due 5/1/24 (c)(d)	$ 1,436,250	$ 1,425,926
Frontier Communications Holdings LLC
Term Loan B
4.50% (3 Month LIBOR + 3.75%), due 5/1/28 (c)	3,830,750	3,822,131
Gogo Intermediate Holdings LLC
Initial Term Loan
4.50% (3 Month LIBOR + 3.75%), due 4/30/28 (c)	5,486,250	5,465,677
Intelsat Jackson Holdings SA
Tranche Term Loan B3
8.00% (1 Month LIBOR + 4.75%), due 11/27/23 (c)	2,702,081	2,722,347
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
1.837% (1 Month LIBOR + 1.75%), due 3/1/27 (c)	2,500,000	2,466,405
Lumen Technologies, Inc.
Term Loan B
2.337% (1 Month LIBOR + 2.25%), due 3/15/27 (c)	8,646,496	8,540,819
Redstone HoldCo 2 LP
First Lien Initial Term Loan
5.50% (3 Month LIBOR + 4.75%), due 4/27/28 (c)	6,500,000	6,272,500
SBA Senior Finance II LLC
Initial Term Loan
1.84% (1 Month LIBOR + 1.75%), due 4/11/25 (c)	6,315,339	6,258,501
Telesat Canada
Term Loan B5
2.84% (1 Month LIBOR + 2.75%), due 12/7/26 (c)	2,034,078	1,813,720
Zayo Group Holdings, Inc.
Initial Dollar Term Loan
3.087% (1 Month LIBOR + 3.00%), due 3/9/27 (c)	9,075,110	8,927,639
		75,662,392
Utilities 2.1%
Astoria Energy LLC
2020 Advance Term Loan B
4.50% (3 Month LIBOR + 3.50%), due 12/10/27 (c)	925,105	926,550

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Floating Rate Fund

	Principal Amount	Value
Loan Assignments (continued)
Utilities (continued)
Brookfield WEC Holdings, Inc.
First Lien 2021 Initial Term Loan
3.25% (1 Month LIBOR + 2.75%), due 8/1/25 (c)	$ 10,371,625	$ 10,292,655
Calpine Corp.
2019 Term Loan
2.09% (1 Month LIBOR + 2.00%), due 4/5/26 (c)	2,052,750	2,028,275
Compass Power Generation LLC
Tranche Term Loan B1
4.50% (1 Month LIBOR + 3.50%), due 12/20/24 (c)	4,384,232	4,376,402
Edgewater Generation LLC
Term Loan
3.837% (1 Month LIBOR + 3.75%), due 12/13/25 (c)	5,637,516	5,384,708
ExGen Renewables IV LLC
Term Loan
3.50% (3 Month LIBOR + 2.50%), due 12/15/27 (c)	2,639,240	2,640,560
Granite Generation LLC
Term Loan
4.75% (1 Month LIBOR + 3.75%, 3 Month LIBOR + 3.75%), due 11/9/26 (c)	6,527,561	6,409,249
Hamilton Projects Acquiror LLC
Term Loan
5.75% (3 Month LIBOR + 4.75%), due 6/17/27 (c)	2,468,750	2,467,720
Helix Gen Funding LLC
Term Loan
4.75% (1 Month LIBOR + 3.75%), due 6/3/24 (c)	353,799	343,097
PG&E Corp.
Term Loan
3.50% (3 Month LIBOR + 3.00%), due 6/23/25 (c)	3,209,375	3,173,269
	Principal Amount	Value

Utilities (continued)
Vistra Operations Co. LLC
2018 Incremental Term Loan 1.836%-1.837%
(1 Month LIBOR + 1.75%), due 12/31/25 (c)	$ 4,945,216	$ 4,896,649
		42,939,134
Total Loan Assignments (Cost $1,848,601,798)		1,838,972,313
Total Long-Term Bonds (Cost $1,960,355,924)		1,952,470,617

	Shares
Affiliated Investment Company 0.7%
Fixed Income Fund 0.7%
MainStay MacKay High Yield Corporate Bond Fund Class I	2,399,065	13,501,459
Total Affiliated Investment Company (Cost $13,596,813)		13,501,459
Common Stocks 0.0% ‡
Communications Equipment 0.0% ‡
Energy Future Holdings Corp. (d)(e)(i)(j)	175,418	—
Millennium Corporate Trust (d)(e)(i)(j)	4,973	—
Millennium Lender Trust (d)(e)(i)(j)	5,298	—
		—
Diversified Telecommunication Services 0.0% ‡
Ameriforge Group, Inc. (d)(e)(i)(j)	60,753	149,452
Total Common Stocks (Cost $2,091,921)		149,452
Exchange-Traded Funds 2.5%
Invesco Senior Loan ETF	1,355,000	29,918,400
SPDR Blackstone Senior Loan ETF	437,000	20,058,300
Total Exchange-Traded Funds (Cost $50,097,017)		49,976,700

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments October 31, 2021† (continued)
	Number of Rights	Value
Rights 0.0% ‡
Independent Power and Renewable Electricity Producers 0.0% ‡
Vistra Corp.
Expires 12/31/46 (d)(e)(i)(j)	107,130	$ 112,486
Total Rights (Cost $87,847)		112,486

	Number of Warrants
Warrants 0.0% ‡
Health Care Equipment & Supplies 0.0% ‡
Carestream Health, Inc.
Expires 12/31/21 (d)(e)(i)(j)	44	—
Health Care Providers & Services 0.0% ‡
THAIHOT Investment Co. Ltd.
Expires 10/13/27 (d)(e)(i)(j)	26	0
Total Warrants (Cost $0)		0

	Principal Amount
Short-Term Investments 5.1%
U.S. Treasury Debt 5.1%
U.S. Treasury Bills (k)
0.035%, due 11/16/21	$ 16,729,000	16,728,691
0.04%, due 11/18/21	2,116,000	2,115,950
0.042%, due 11/9/21	12,913,000	12,912,918
0.045%, due 11/12/21	9,203,000	9,202,884
0.055%, due 11/2/21	53,110,000	53,109,973
0.055%, due 11/23/21	4,500,000	4,499,842
0.19%, due 12/28/21	5,711,000	5,710,254
Total Short-Term Investments (Cost $104,280,667)		104,280,512
Total Investments (Cost $2,130,510,189)	104.8%	2,120,491,226
Other Assets, Less Liabilities	(4.8)	(96,870,280)
Net Assets	100.0%	$ 2,023,620,946

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Delayed delivery security.
(c)	Floating rate—Rate shown was the rate in effect as of October 31, 2021.
(d)	Illiquid security—As of October 31, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $44,991,942, which represented 2.2% of the Fund’s net assets. (Unaudited)
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(g)	Issue in default.
(h)	Issue in non-accrual status.
(i)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2021, the total market value was $261,938, which represented less than one-tenth of a percent of the Fund’s net assets.
(j)	Non-income producing security.
(k)	Interest rate shown represents yield to maturity.

Abbreviation(s):
CLO—Collateralized Loan Obligation
ETF—Exchange-Traded Fund
LIBOR—London Interbank Offered Rate
REIT—Real Estate Investment Trust
SPDR—Standard & Poor’s Depositary Receipt
TBD—To Be Determined
USD—United States Dollar

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Floating Rate Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 44,986,528	$ —	$ 44,986,528
Corporate Bonds	—	68,511,776	—	68,511,776
Loan Assignments	—	1,834,427,368	4,544,945	1,838,972,313
Total Long-Term Bonds	—	1,947,925,672	4,544,945	1,952,470,617
Affiliated Investment Company
Fixed Income Fund	13,501,459	—	—	13,501,459
Common Stocks	—	—	149,452	149,452
Exchange-Traded Funds	49,976,700	—	—	49,976,700
Rights	—	—	112,486	112,486
Warrants	—	—	—	—
Short-Term Investments
U.S. Treasury Debt	—	104,280,512	—	104,280,512
Total Investments in Securities	$ 63,478,159	$ 2,052,206,184	$ 4,806,883	$ 2,120,491,226

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of October 31, 2020	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2021
Long-Term Bonds
Loan Assignments	$15,007,590	$5,212	$ 19,777	$ 130,306	$1,316,667	$(4,764,958)	$3,244,514	$(10,414,163)	$4,544,945	$ (14,777)
Common Stocks	1,056,068	—	(1,250,760)	854,405	661,119	(1,171,380)	—	—	149,452	(607,530)
Rights	116,772	—	—	(4,286)	—	—	—	—	112,486	(4,286)
Warrants	1,174	—	(140,381)	139,207	—	—	—	—	—	—
Total	$16,181,604	$5,212	$(1,371,364)	$1,119,632	$1,977,786	$(5,936,338)	$3,244,514	$(10,414,163)	$4,806,883	$(626,593)
As of October 31, 2021, a Loan Assignment with a market value of $3,244,514 transferred from Level 2 to Level 3 as the fair value for these Loan Assignments utilized significant unobservable inputs. As of October 31, 2020, the fair value obtained for these Loan Assignments utilized significant other observable inputs.
As of October 31, 2021, Loan Assignments with a market value of $10,414,163 transferred from Level 3 to Level 2 as the fair value obtained by an independent pricing service, utilized significant other observable inputs. As of October 31, 2020, the fair value obtained for these Loan Assignments, as determined by an independent pricing service, utilized significant unobservable inputs.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $2,116,913,376)	$2,106,989,767
Investment in affiliated investment companies, at value (identified cost $13,596,813)	13,501,459
Cash	14,103,928
Unrealized appreciation on unfunded commitments (See Note 5)	5,090
Receivables:
Fund shares sold	10,990,197
Investment securities sold	6,630,458
Interest	5,272,940
Other assets	115,624
Total assets	2,157,609,463
Liabilities
Payables:
Investment securities purchased	126,999,511
Fund shares redeemed	4,779,987
Manager (See Note 3)	995,476
Transfer agent (See Note 3)	306,333
NYLIFE Distributors (See Note 3)	132,929
Shareholder communication	83,612
Professional fees	21,250
Custodian	10,270
Accrued expenses	2,775
Distributions payable	656,374
Total liabilities	133,988,517
Net assets	$2,023,620,946
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 221,646
Additional paid-in-capital	2,123,802,961
2,124,024,607
Total distributable earnings (loss)	(100,403,661)
Net assets	$2,023,620,946
Class A
Net assets applicable to outstanding shares	$ 397,100,801
Shares of beneficial interest outstanding	43,500,779
Net asset value per share outstanding	$ 9.13
Maximum sales charge (3.00% of offering price)	0.28
Maximum offering price per share outstanding	$ 9.41
Investor Class
Net assets applicable to outstanding shares	$ 19,313,965
Shares of beneficial interest outstanding	2,115,650
Net asset value per share outstanding	$ 9.13
Maximum sales charge (2.50% of offering price)	0.23
Maximum offering price per share outstanding	$ 9.36
Class B
Net assets applicable to outstanding shares	$ 896,795
Shares of beneficial interest outstanding	98,153
Net asset value and offering price per share outstanding	$ 9.14
Class C
Net assets applicable to outstanding shares	$ 52,522,337
Shares of beneficial interest outstanding	5,751,701
Net asset value and offering price per share outstanding	$ 9.13
Class I
Net assets applicable to outstanding shares	$1,186,421,305
Shares of beneficial interest outstanding	129,953,636
Net asset value and offering price per share outstanding	$ 9.13
Class R3
Net assets applicable to outstanding shares	$ 619,657
Shares of beneficial interest outstanding	67,862
Net asset value and offering price per share outstanding	$ 9.13
Class R6
Net assets applicable to outstanding shares	$ 366,719,514
Shares of beneficial interest outstanding	40,155,564
Net asset value and offering price per share outstanding	$ 9.13
SIMPLE Class
Net assets applicable to outstanding shares	$ 26,572
Shares of beneficial interest outstanding	2,910
Net asset value and offering price per share outstanding	$ 9.13

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay Floating Rate Fund

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Interest	$55,421,144
Dividend distributions from unaffiliated investment companies	1,083,423
Dividend distributions from affiliated investment companies	536,105
Other	31,783
Total income	57,072,455
Expenses
Manager (See Note 3)	8,830,337
Transfer agent (See Note 3)	1,914,097
Distribution/Service—Class A (See Note 3)	834,601
Distribution/Service—Investor Class (See Note 3)	50,019
Distribution/Service—Class B (See Note 3)	11,267
Distribution/Service—Class C (See Note 3)	536,196
Distribution/Service—Class R3 (See Note 3)	2,833
Distribution/Service—SIMPLE Class (See Note 3)	131
Registration	193,582
Professional fees	153,596
Shareholder communication	94,118
Custodian	36,419
Trustees	30,312
Insurance	10,015
Shareholder service (See Note 3)	567
Miscellaneous	53,701
Total expenses	12,751,791
Net investment income (loss)	44,320,664
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(5,286,664)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	33,417,430
Affiliated investments	(19,035)
Unfunded commitments	2,211
Net change in unrealized appreciation (depreciation)	33,400,606
Net realized and unrealized gain (loss)	28,113,942
Net increase (decrease) in net assets resulting from operations	$72,434,606
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 44,320,664	$ 38,218,810
Net realized gain (loss)	(5,286,664)	(34,451,729)
Net change in unrealized appreciation (depreciation)	33,400,606	(2,721,653)
Net increase (decrease) in net assets resulting from operations	72,434,606	1,045,428
Distributions to shareholders:
Class A	(8,877,779)	(10,522,933)
Investor Class	(513,155)	(762,499)
Class B	(20,388)	(66,199)
Class C	(969,119)	(1,995,961)
Class I	(24,392,511)	(20,109,843)
Class R3	(13,109)	(14,407)
Class R6	(7,525,422)	(4,747,393)
SIMPLE Class	(606)	(114)
Total distributions to shareholders	(42,312,089)	(38,219,349)
Capital share transactions:
Net proceeds from sales of shares	1,441,425,937	421,730,401
Net asset value of shares issued to shareholder in reinvestment of distributions	37,317,100	33,963,067
Cost of shares redeemed	(408,186,068)	(734,801,144)
Increase (decrease) in net assets derived from capital share transactions	1,070,556,969	(279,107,676)
Net increase (decrease) in net assets	1,100,679,486	(316,281,597)
Net Assets
Beginning of year	922,941,460	1,239,223,057
End of year	$2,023,620,946	$ 922,941,460
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay Floating Rate Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.84	$ 9.02	$ 9.28	$ 9.35	$ 9.29
Net investment income (loss)	0.25(a)	0.31(a)	0.43(a)	0.40	0.35
Net realized and unrealized gain (loss)	0.28	(0.18)	(0.26)	(0.07)	0.06
Total from investment operations	0.53	0.13	0.17	0.33	0.41
Less distributions:
From net investment income	(0.24)	(0.31)	(0.43)	(0.40)	(0.35)
Net asset value at end of year	$ 9.13	$ 8.84	$ 9.02	$ 9.28	$ 9.35
Total investment return (b)	6.05%	1.55%	1.94%	3.54%	4.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.78%	3.56%	4.76%	4.23%	3.76%
Net expenses (c)	1.02%	1.14%	1.09%	1.05%	1.01%
Portfolio turnover rate	22%	22%	19%	32%	58%
Net assets at end of year (in 000’s)	$ 397,101	$ 279,188	$ 338,392	$ 383,590	$ 371,186

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.84	$ 9.02	$ 9.28	$ 9.35	$ 9.29
Net investment income (loss)	0.24(a)	0.31(a)	0.43(a)	0.40	0.35
Net realized and unrealized gain (loss)	0.28	(0.18)	(0.26)	(0.07)	0.06
Total from investment operations	0.52	0.13	0.17	0.33	0.41
Less distributions:
From net investment income	(0.23)	(0.31)	(0.43)	(0.40)	(0.35)
Net asset value at end of year	$ 9.13	$ 8.84	$ 9.02	$ 9.28	$ 9.35
Total investment return (b)	5.96%	1.55%	1.95%	3.54%	4.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.67%	3.55%	4.77%	4.24%	3.66%
Net expenses (c)	1.12%	1.13%	1.08%	1.05%	1.06%
Portfolio turnover rate	22%	22%	19%	32%	58%
Net assets at end of year (in 000's)	$ 19,314	$ 20,569	$ 23,496	$ 21,731	$ 21,238

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.85	$ 9.03	$ 9.28	$ 9.36	$ 9.29
Net investment income (loss)	0.17(a)	0.25(a)	0.37(a)	0.33	0.28
Net realized and unrealized gain (loss)	0.28	(0.18)	(0.25)	(0.08)	0.07
Total from investment operations	0.45	0.07	0.12	0.25	0.35
Less distributions:
From net investment income	(0.16)	(0.25)	(0.37)	(0.33)	(0.28)
Net asset value at end of year	$ 9.14	$ 8.85	$ 9.03	$ 9.28	$ 9.36
Total investment return (b)	5.16%	0.79%	1.19%	2.66%(c)	3.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.90%	2.87%	4.04%	3.47%	2.92%
Net expenses (d)	1.88%	1.88%	1.83%	1.80%	1.81%
Portfolio turnover rate	22%	22%	19%	32%	58%
Net assets at end of year (in 000’s)	$ 897	$ 1,584	$ 3,119	$ 5,259	$ 6,536

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.84	$ 9.03	$ 9.28	$ 9.36	$ 9.29
Net investment income (loss)	0.17(a)	0.25(a)	0.37(a)	0.33	0.28
Net realized and unrealized gain (loss)	0.28	(0.19)	(0.25)	(0.08)	0.07
Total from investment operations	0.45	0.06	0.12	0.25	0.35
Less distributions:
From net investment income	(0.16)	(0.25)	(0.37)	(0.33)	(0.28)
Net asset value at end of year	$ 9.13	$ 8.84	$ 9.03	$ 9.28	$ 9.36
Total investment return (b)	5.17%	0.68%	1.30%	2.66%(c)	3.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91%	2.85%	4.03%	3.48%	2.94%
Net expenses (d)	1.88%	1.88%	1.83%	1.80%	1.81%
Portfolio turnover rate	22%	22%	19%	32%	58%
Net assets at end of year (in 000’s)	$ 52,522	$ 55,153	$ 86,012	$ 142,134	$ 154,399

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay Floating Rate Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.84	$ 9.03	$ 9.28	$ 9.35	$ 9.29
Net investment income (loss)	0.28(a)	0.33(a)	0.46(a)	0.42	0.38
Net realized and unrealized gain (loss)	0.27	(0.19)	(0.25)	(0.07)	0.06
Total from investment operations	0.55	0.14	0.21	0.35	0.44
Less distributions:
From net investment income	(0.26)	(0.33)	(0.46)	(0.42)	(0.38)
Net asset value at end of year	$ 9.13	$ 8.84	$ 9.03	$ 9.28	$ 9.35
Total investment return (b)	6.31%	1.69%	2.31%	3.80%	4.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.04%	3.85%	5.02%	4.49%	4.01%
Net expenses (c)	0.77%	0.89%	0.84%	0.80%	0.76%
Portfolio turnover rate	22%	22%	19%	32%	58%
Net assets at end of year (in 000’s)	$ 1,186,421	$ 445,468	$ 716,692	$ 1,048,033	$ 943,093

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 8.84	$ 9.03	$ 9.28	$ 9.35	$ 9.29
Net investment income (loss)	0.22(a)	0.28(a)	0.40(a)	0.36	0.32
Net realized and unrealized gain (loss)	0.28	(0.19)	(0.25)	(0.07)	0.06
Total from investment operations	0.50	0.09	0.15	0.29	0.38
Less distributions:
From net investment income	(0.21)	(0.28)	(0.40)	(0.36)	(0.32)
Net asset value at end of year	$ 9.13	$ 8.84	$ 9.03	$ 9.28	$ 9.35
Total investment return (b)	5.68%	1.08%	1.69%	3.18%	4.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43%	3.14%	4.37%	3.97%	3.52%
Net expenses (c)	1.37%	1.49%	1.43%	1.40%	1.35%
Portfolio turnover rate	22%	22%	19%	32%	58%
Net assets at end of year (in 000’s)	$ 620	$ 523	$ 436	$ 379	$ 62

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Financial Highlights selected per share data and ratios
	Year Ended October 31,		February 28, 2019^ through October 31, 2019
Class R6	2021	2020
Net asset value at beginning of period	$ 8.84	$ 9.03	$ 9.18
Net investment income (loss) (a)	0.30	0.35	0.32
Net realized and unrealized gain (loss)	0.27	(0.19)	(0.15)
Total from investment operations	0.57	0.16	0.17
Less distributions:
From net investment income	(0.28)	(0.35)	(0.32)
Net asset value at end of period	$ 9.13	$ 8.84	$ 9.03
Total investment return (b)	6.47%	1.92%	1.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.24%	3.99%	5.18%††
Net expenses (c)	0.62%	0.67%	0.64%††
Portfolio turnover rate	22%	22%	19%
Net assets at end of period (in 000’s)	$ 366,720	$ 120,432	$ 71,077

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class	2021	2020
Net asset value at beginning of period	$ 8.84	$ 8.83*
Net investment income (loss) (a)	0.22	0.04
Net realized and unrealized gain (loss)	0.28	0.01
Total from investment operations	0.50	0.05
Less distributions:
From net investment income	(0.21)	(0.04)
Net asset value at end of period	$ 9.13	$ 8.84
Total investment return (b)	5.67%	0.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.42%	2.72%††
Net expenses (c)	1.38%	1.37%††
Portfolio turnover rate	22%	22%
Net assets at end of period (in 000’s)	$ 27	$ 25

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay Floating Rate Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	May 3, 2004
Investor Class	February 28, 2008
Class B	May 3, 2004
Class C	May 3, 2004
Class I	May 3, 2004
Class R3	February 29, 2016
Class R6	February 28, 2019
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R3 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plan for Class R3 shares.
The Fund's investment objective is to seek high current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for

45

Notes to Financial Statements (continued)
the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.

46	MainStay Floating Rate Fund

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of October 31, 2021, are shown in the Portfolio of Investments.
Equity securities, rights and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of October 31, 2021, and can change at
47

Notes to Financial Statements (continued)
any time. Illiquid investments as of October 31, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source. Premiums and discount on purchased securities other than bank loans, are accreted and amortized, respectively on the effective interest rate method. Premiums and discounts on purchased bank loan securities are accreted and amortized, respectively, on the straight line method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The

48	MainStay Floating Rate Fund

Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2021, the Fund held unfunded commitments. (See Note 5).
(I) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of October 31, 2021 are shown in the Portfolio of Investments.
(J) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of October 31, 2021, are shown in the Portfolio of Investments.
(K) Loan Risk.  The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund's NAVs could go down and you could lose money.
In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(L) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(M) Debt Securities Risk.  The Fund's investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer's credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
49

Notes to Financial Statements (continued)
(N) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(O) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the year ended October 31, 2021, the effective management fee rate was 0.59%.
Effective February 28, 2021, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.05% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6 shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $8,830,337 and paid the Subadvisor in the amount of $4,415,202.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York

50	MainStay Floating Rate Fund

Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Distributor receives a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class shares Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.
During the year ended October 31, 2021, shareholder service fees incurred by the Fund were as follows:

Class R3	$ 567
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $37,461 and $1,802, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2021, of $38,615, $79, $71 and $5,028, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 492,849	$—
Investor Class	48,123	—
Class B	2,725	—
Class C	128,918	—
Class I	1,230,794	—
Class R3	842	—
Class R6	9,784	—
SIMPLE Class	62	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
51

Notes to Financial Statements (continued)
(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay MacKay High Yield Corporate Bond Fund Class I	$ 1,529	$ 12,000	$ —	$ —	$ (19)	$ 13,501	$ 536	$ —	2,399

(G) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$27,547	0.0%‡
SIMPLE Class	26,572	100.0

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$2,130,625,761	$6,074,894	$(16,209,429)	$(10,134,535)
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$3,245,885	$(92,321,889)	$(1,189,426)	$(10,138,231)	$(100,403,661)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to defaulted bond income accruals and dividends payable.
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $92,321,889 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$13,791	$78,531
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$42,312,089	$38,219,349

52	MainStay Floating Rate Fund

Note 5–Commitments and Contingencies
As of October 31, 2021, the Fund had unfunded commitments pursuant to the following loan agreements:
Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
FCG Acquisitions, Inc., First Lien Amendment No. 1 Delayed Draw Term Loan 4.25%, (3 Month LIBOR + 3.75%), due 3/31/28	$ 747,683	$(5,650)
Hillman Group, Inc. (The), Initial Delayed Draw Term Loan 3.25%, (1 Month LIBOR + 2.75%), due 7/14/28	361,288	(1,019)
Medical Solutions LLC, Term Loan, TBD, due 10/6/28	329,349	1,852
National Mentor Holdings, Inc., 1st Lien Term Loan, First Lien Delayed Draw Term Loan 3.75%, due 3/2/28	238,949	(2,188)
Osmosis Buyer Ltd., Term Loan B, Delayed Draw Term Loan 4.50%, (1 Month LIBOR + 4.00%), due 7/31/28	623,933	4,822
Pro Mach Group, Inc., First Lien Delayed Draw Term Loan 5.00%, (3 Month LIBOR + 4.00%), due 8/31/28	719,106	3,323
Sovos Compliance LLC, 1st Lien Term Loan, 5.00%, (3 Month LIBOR + 4.50%), due 8/11/28	666,221	3,550
Trident TPI Holdings, Inc., Tranche Delayed Draw Term Loan B3 4.50%, (3 Month LIBOR + 4.00%), due 9/15/28	280,094	400
Total	$3,966,623	$ 5,090
Commitments are available until maturity date.
Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the
Fund and are included in the Statement of Operations as Custodian fees which totaled $2,990 for the period November 1, 2020 through November 22, 2020.
Note 7–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 9–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $1,415,584 and $313,665, respectively.
Note 10–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
53

Notes to Financial Statements (continued)
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	19,130,520	$ 174,474,811
Shares issued to shareholders in reinvestment of distributions	887,554	8,087,241
Shares redeemed	(8,690,176)	(79,145,455)
Net increase (decrease) in shares outstanding before conversion	11,327,898	103,416,597
Shares converted into Class A (See Note 1)	634,834	5,784,533
Shares converted from Class A (See Note 1)	(45,793)	(417,965)
Net increase (decrease)	11,916,939	$ 108,783,165
Year ended October 31, 2020:
Shares sold	7,514,805	$ 65,926,964
Shares issued to shareholders in reinvestment of distributions	1,092,678	9,580,788
Shares redeemed	(14,895,988)	(128,631,458)
Net increase (decrease) in shares outstanding before conversion	(6,288,505)	(53,123,706)
Shares converted into Class A (See Note 1)	411,788	3,619,575
Shares converted from Class A (See Note 1)	(35,269)	(299,342)
Net increase (decrease)	(5,911,986)	$ (49,803,473)

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	200,028	$ 1,823,959
Shares issued to shareholders in reinvestment of distributions	54,913	500,217
Shares redeemed	(307,461)	(2,798,762)
Net increase (decrease) in shares outstanding before conversion	(52,520)	(474,586)
Shares converted into Investor Class (See Note 1)	137,170	1,250,762
Shares converted from Investor Class (See Note 1)	(295,804)	(2,693,975)
Net increase (decrease)	(211,154)	$ (1,917,799)
Year ended October 31, 2020:
Shares sold	350,736	$ 3,071,570
Shares issued to shareholders in reinvestment of distributions	84,641	741,391
Shares redeemed	(554,264)	(4,840,508)
Net increase (decrease) in shares outstanding before conversion	(118,887)	(1,027,547)
Shares converted into Investor Class (See Note 1)	88,715	770,502
Shares converted from Investor Class (See Note 1)	(246,579)	(2,173,906)
Net increase (decrease)	(276,751)	$ (2,430,951)

Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	9,395	$ 85,777
Shares issued to shareholders in reinvestment of distributions	1,661	15,130
Shares redeemed	(58,224)	(529,413)
Net increase (decrease) in shares outstanding before conversion	(47,168)	(428,506)
Shares converted from Class B (See Note 1)	(33,720)	(307,007)
Net increase (decrease)	(80,888)	$ (735,513)
Year ended October 31, 2020:
Shares sold	30,627	$ 271,910
Shares issued to shareholders in reinvestment of distributions	5,817	51,077
Shares redeemed	(151,686)	(1,315,517)
Net increase (decrease) in shares outstanding before conversion	(115,242)	(992,530)
Shares converted from Class B (See Note 1)	(50,958)	(450,253)
Net increase (decrease)	(166,200)	$ (1,442,783)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	2,111,531	$ 19,264,168
Shares issued to shareholders in reinvestment of distributions	102,737	936,012
Shares redeemed	(2,269,084)	(20,671,775)
Net increase (decrease) in shares outstanding before conversion	(54,816)	(471,595)
Shares converted from Class C (See Note 1)	(430,562)	(3,925,910)
Net increase (decrease)	(485,378)	$ (4,397,505)
Year ended October 31, 2020:
Shares sold	626,809	$ 5,580,245
Shares issued to shareholders in reinvestment of distributions	209,233	1,834,843
Shares redeemed	(3,976,492)	(34,517,599)
Net increase (decrease) in shares outstanding before conversion	(3,140,450)	(27,102,511)
Shares converted from Class C (See Note 1)	(149,408)	(1,309,722)
Net increase (decrease)	(3,289,858)	$ (28,412,233)

54	MainStay Floating Rate Fund

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	106,428,988	$ 971,333,702
Shares issued to shareholders in reinvestment of distributions	2,220,304	20,243,944
Shares redeemed	(29,129,683)	(265,438,036)
Net increase (decrease) in shares outstanding before conversion	79,519,609	726,139,610
Shares converted into Class I (See Note 1)	45,818	418,205
Net increase (decrease)	79,565,427	$ 726,557,815
Year ended October 31, 2020:
Shares sold	20,292,680	$ 178,350,288
Shares issued to shareholders in reinvestment of distributions	1,932,498	16,996,203
Shares redeemed	(51,237,430)	(452,297,579)
Net increase (decrease) in shares outstanding before conversion	(29,012,252)	(256,951,088)
Shares converted into Class I (See Note 1)	4,755	42,279
Net increase (decrease)	(29,007,497)	$(256,908,809)

Class R3	Shares	Amount
Year ended October 31, 2021:
Shares sold	28,824	$ 262,708
Shares issued to shareholders in reinvestment of distributions	1,061	9,671
Shares redeemed	(21,196)	(193,454)
Net increase (decrease)	8,689	$ 78,925
Year ended October 31, 2020:
Shares sold	14,015	$ 122,516
Shares issued to shareholders in reinvestment of distributions	1,290	11,295
Shares redeemed	(4,393)	(39,356)
Net increase (decrease)	10,912	$ 94,455

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	30,049,408	$ 274,180,812
Shares issued to shareholders in reinvestment of distributions	824,900	7,524,282
Shares redeemed	(4,323,892)	(39,409,173)
Net increase (decrease) in shares outstanding before conversion	26,550,416	242,295,921
Shares converted from Class R6 (See Note 1)	(11,900)	(108,643)
Net increase (decrease)	26,538,516	$ 242,187,278
Year ended October 31, 2020:
Shares sold	18,428,506	$ 168,381,908
Shares issued to shareholders in reinvestment of distributions	547,422	4,747,356
Shares redeemed	(13,208,597)	(113,159,127)
Net increase (decrease) in shares outstanding before conversion	5,767,331	59,970,137
Shares converted from Class R6 (See Note 1)	(22,832)	(199,133)
Net increase (decrease)	5,744,499	$ 59,771,004

SIMPLE Class	Shares	Amount
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	66	$ 603
Net increase (decrease)	66	$ 603
Period ended October 31, 2020:(a)
Shares sold	2,831	$ 25,000
Shares issued to shareholders in reinvestment of distributions	13	114
Net increase (decrease)	2,844	$ 25,114

(a)	The inception date of the class was August 31, 2020.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
55

Notes to Financial Statements (continued)
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
56	MainStay Floating Rate Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Floating Rate Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians, agent banks, and brokers or by other appropriate auditing procedures when replies from brokers and agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
57

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2021, the Fund designated approximately $1,534,403 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2021 should be multiplied by 3.62% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
58	MainStay Floating Rate Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
59

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
60	MainStay Floating Rate Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
61

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
62	MainStay Floating Rate Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1717041MS180-21	MSFR11-12/21
(NYLIM) NL225

MainStay MacKay California Tax Free Opportunities Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	2/28/2013	-0.64%	2.70%	3.63%	0.75%
		Excluding sales charges		4.05	3.65	4.19	0.75
Investor Class Shares[2]	Maximum 4% Initial Sales Charge	With sales charges	2/28/2013	-0.23	2.66	3.57	0.77
		Excluding sales charges		3.93	3.61	4.13	0.77
Class C Shares	Maximum 1% CDSC	With sales charges	2/28/2013	2.67	3.37	3.86	1.02
	if Redeemed Within One Year of Purchase	Excluding sales charges		3.67	3.37	3.86	1.02
Class C2 Shares	Maximum 1% CDSC	With sales charges	8/31/2020	2.59	N/A	2.72	1.17
	if Redeemed Within One Year of Purchase	Excluding sales charges		3.59	N/A	2.72	1.17
Class I Shares	No Sales Charge		2/28/2013	4.21	3.91	4.45	0.50
Class R6 Shares	No Sales Charge		11/1/2019	4.23	N/A	3.52	0.48

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Since Inception
Bloomberg California Municipal Bond Index[1]	2.09%	3.32%	3.45%
Morningstar Muni California Long Category Average[2]	3.87	3.31	3.52

1.	The Bloomberg California Municipal Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg California Municipal Bond Index is a market value weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Muni California Long Category Average is representative of funds that invest at least 80% of assets in California municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay California Tax Free Opportunities Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,002.30	$3.73	$1,021.47	$3.77	0.74%
Investor Class Shares	$1,000.00	$1,002.20	$3.84	$1,021.37	$3.87	0.76%
Class C Shares	$1,000.00	$1,000.10	$5.09	$1,020.11	$5.14	1.01%
Class C2 Shares	$1,000.00	$ 999.30	$5.85	$1,019.36	$5.90	1.16%
Class I Shares	$1,000.00	$1,002.70	$2.47	$1,022.73	$2.50	0.49%
Class R6 Shares	$1,000.00	$1,002.80	$2.37	$1,022.84	$2.40	0.47%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2021 (Unaudited)
General Obligation	38.9%
Other Revenue	18.5
Transportation	11.5
Water & Sewer	7.0
Hospital	5.2
Education	4.8
Housing	4.6
Utilities	3.1
General	1.3
School District	0.3%
Development	0.3
Certificate of Participation/Lease	0.3
Closed–End Fund	1.2
Short–Term Investments	4.4
Other Assets, Less Liabilities	–1.4
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	California Municipal Finance Authority, 3.00%-5.30%, due 2/1/27–10/1/54
2.	State of California, 0.01%-5.00%, due 11/1/27–5/1/48
3.	California Health Facilities Financing Authority, 3.00%-5.00%, due 9/1/30–11/15/49
4.	California Statewide Communities Development Authority, 2.625%-6.375%, due 6/1/29–6/1/51
5.	City of Los Angeles CA, 4.00%-5.25%, due 5/15/25–5/15/51
6.	San Francisco City & County Airport Commission, 5.00%, due 5/1/27–5/1/50
7.	CSCDA Community Improvement Authority, 3.00%-5.00%, due 7/1/51–5/1/57
8.	Anaheim Public Financing Authority, 5.00%, due 9/1/26–9/1/35
9.	Puerto Rico Sales Tax Financing Corp., 4.50%-5.00%, due 7/1/34–7/1/58
10.	San Francisco Bay Area Rapid Transit District, 3.00%-4.00%, due 7/1/36–8/1/50

8	MainStay MacKay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay California Tax Free Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay MacKay California Tax Free Opportunities Fund returned 4.21%, outperforming the 2.09% return of the Fund’s primary benchmark, the Bloomberg California Municipal Bond Index (the "Index"). Over the same period, Class I shares also outperformed the 3.87% return of the Morningstar Muni California Long Category Average.1
Were there any changes to the Fund during the reporting period?
During the reporting period, Michael Denlinger was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, there was increased municipal demand with the availability of COVID-19 vaccines and growing expectations that the American Rescue Plan Act of 2021 could have a potentially massive impact on the fiscal health of states, local governments, and an array of municipal government agencies and authorities. While tax-exempt and taxable investment-grade municipal bonds posted positive returns, the high-yield segment of the market outperformed both, as investors extended out the yield curve2 and went down the rating scale looking for yield. Performance among long-end maturities also outperformed short-end maturities.
The Fund outperformed the Index primarily due to security selection, which stems from the team’s actively managed approach with deep credit research at its core. The Fund’s underweight allocation and security selection among bonds rated AAA and AA made positive contributions to relative performance, as did the Fund’s out-of-benchmark allocation to Puerto Rico holdings.3 (Contributions take weightings and total returns into account.) Underweight exposure to the short-end of the curve and overweight exposure to the long end further enhanced the Fund’s relative performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund used U.S. Treasury futures to help remain duration4 neutral to the Index. This position contributed positively to the Fund’s performance.
What was the Fund’s duration strategy during the reporting period?
During the reporting period, the Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe as outlined in the Prospectus. In addition to investment-grade California bonds, the Fund may also invest in bonds of U.S. territories (Puerto Rico, Guam, and the US Virgin Islands) and up to 20% of net assets in securities below investment grade. Since the Fund’s investable universe is broader than the Index, the Fund’s duration may also differ from that of the Index. At the end of the reporting period, the Fund's modified duration to worst5 was 5.53 years while the Index's modified duration to worst was 5.02 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, strong security selection in the state general obligation, local general obligation and education sectors made positive contributions to the Fund’s relative performance. Conversely, holdings in the housing sector weighed on relative performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale was considered significant, although sector overweights or security structure, in their entirety, did have an impact on the Fund's performance during the reporting period.
How did the Fund’s weightings change during the reporting period?
During the reporting period, the Fund increased its sector exposure to housing, state general obligation and IDR/PCR

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

(industry development revenue/pollution control revenue). In addition, the Fund increased its exposure to bonds rated BB,6 and to bonds with maturities greater than 30 years.
Conversely, the Fund decreased its sector exposure to pre refunded / ETM (escrowed to maturity), local general obligation and special tax, and also decreased its credit exposure to bonds rated AAA and AA.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2021, the Fund held overweight positions relative to the Index in the local general obligation and special tax sectors, and an out-of-benchmark position in bonds from Puerto Rico. The Fund also held an overweight position in credits rated BB.
As of the same date, the Fund held underweight exposure to the state general obligation and pre refunded / ETM sectors, as well as to securities from California.
6.	An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay California Tax Free Opportunities Fund

Portfolio of Investments October 31, 2021†
	Principal Amount	Value
Municipal Bonds 95.8%
Long-Term Municipal Bonds 94.5%
Certificate of Participation/Lease 0.3%
City of Newark CA, Financing Project, Certificate of Participation
3.00%, due 6/1/41	$ 650,000	$ 690,303
Mesa Water District, Certificate of Participation
4.00%, due 3/15/45	1,450,000	1,695,993
Oxnard School District, COPS, Property Acquisition and Improvement Project, Certificate of Participation
Insured: BAM
5.00%, due 8/1/45 (a)	1,000,000	1,166,608
		3,552,904
Development 0.3%
California Statewide Communities Development Authority, Buck Institute for Research on Aging, Revenue Bonds
Insured: AGM
5.00%, due 11/15/49	1,000,000	1,142,285
City of Irvine CA, Reassessment District No. 19-1, Special Assessment
5.00%, due 9/2/44	1,800,000	2,223,079
		3,365,364
Education 4.8%
California Educational Facilities Authority, Claremont Mckenna College, Revenue Bonds
Series A
4.00%, due 1/1/39	1,800,000	1,984,770
California Educational Facilities Authority, Loma Linda University, Revenue Bonds
Series A
5.00%, due 4/1/23	570,000	607,836
Series A
5.00%, due 4/1/24	280,000	310,519
California Educational Facilities Authority, Loyola Marymount University, Green Bond, Revenue Bonds
Series B
5.00%, due 10/1/31	525,000	649,259
	Principal Amount	Value

Education (continued)
California Educational Facilities Authority, Loyola Marymount University, Green Bond, Revenue Bonds (continued)
Series B
5.00%, due 10/1/35	$ 640,000	$ 783,788
California Educational Facilities Authority, Mount St. Mary's University, Revenue Bonds
Series A
5.00%, due 10/1/38	620,000	753,865
California Enterprise Development Authority, Thacher School Project (The), Revenue Bonds
4.00%, due 9/1/44	3,450,000	4,042,461
California Infrastructure & Economic Development Bank, WFCS Portfolio Projects, Revenue Bonds
Series A-1
5.00%, due 1/1/56 (b)	840,000	929,681
California Infrastructure and Economic Development Bank, Equitable School Revolving Fund LLC Obligated Group, Revenue Bonds
Series B
5.00%, due 11/1/39	300,000	364,825
Series B
5.00%, due 11/1/44	350,000	422,234
Series B
5.00%, due 11/1/49	500,000	600,362
California Infrastructure and Economic Development Bank, Equitable School Revolving Fund LLC Obligated Group, Green Bond, Revenue Bonds
Series B
4.00%, due 11/1/45	850,000	974,531
Series B
4.00%, due 11/1/55	915,000	1,036,648
California Infrastructure and Economic Development Bank, Wonderful Foundations Charter School Portfolio Project, Revenue Bonds
Series A
5.00%, due 1/1/55 (b)	2,645,000	2,916,319

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
California Municipal Finance Authority, California Baptist University, Revenue Bonds
Series A
5.00%, due 11/1/46 (b)	$ 1,000,000	$ 1,142,505
California Municipal Finance Authority, California Lutheran University, Revenue Bonds
5.00%, due 10/1/31	235,000	287,326
5.00%, due 10/1/33	225,000	273,876
5.00%, due 10/1/35	225,000	272,595
5.00%, due 10/1/36	285,000	344,570
5.00%, due 10/1/37	310,000	374,216
California Municipal Finance Authority, Charter School, King Chavez Academy, Revenue Bonds (b)
Series A
5.00%, due 5/1/36	1,275,000	1,409,789
Series A
5.00%, due 5/1/46	1,325,000	1,446,787
California Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects (The), Revenue Bonds (b)
Series A
5.00%, due 7/1/36	1,300,000	1,464,159
Series A
5.00%, due 7/1/46	795,000	884,550
California Municipal Finance Authority, Claremont Graduate University, Revenue Bonds
Series B
5.00%, due 10/1/54 (b)	1,380,000	1,554,179
California Municipal Finance Authority, Creative Center Los Altos Project (The), Revenue Bonds (b)
Series B
4.00%, due 11/1/36	400,000	409,281
Series B
4.50%, due 11/1/46	1,600,000	1,647,601
California Municipal Finance Authority, National University, Revenue Bonds
Series A
5.00%, due 4/1/31	1,000,000	1,248,674
	Principal Amount	Value

Education (continued)
California Municipal Finance Authority, Partnerships to Uplift Community Project, Revenue Bonds
Series A
5.30%, due 8/1/47	$ 500,000	$ 508,336
California Municipal Finance Authority, Pomona College, Revenue Bonds
4.00%, due 1/1/43	10,000,000	11,886,198
California Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds
5.00%, due 12/1/38	845,000	986,861
California Public Finance Authority, California University of Science & Medicine Obligated Group, Revenue Bonds
Series A
6.25%, due 7/1/54 (b)	1,000,000	1,145,657
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds
Insured: AGM
(zero coupon), due 8/1/49	7,905,000	2,588,423
California School Finance Authority, Revenue Bonds
Series A
5.00%, due 7/1/37 (b)	500,000	569,867
California School Finance Authority, Aspire Public Schools Obligated Group, Revenue Bonds (b)
5.00%, due 8/1/27	25,000	29,173
5.00%, due 8/1/27	475,000	544,200
5.00%, due 8/1/28	50,000	58,346
5.00%, due 8/1/28	650,000	744,045
5.00%, due 8/1/36	50,000	58,346
5.00%, due 8/1/36	550,000	620,648
5.00%, due 8/1/41	50,000	58,346
5.00%, due 8/1/41	700,000	785,114
5.00%, due 8/1/46	75,000	87,519
5.00%, due 8/1/46	900,000	1,003,406
California School Finance Authority, Classical Academies Project, Revenue Bonds
Series A
5.00%, due 10/1/37 (b)	1,485,000	1,727,797

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
California School Finance Authority, Grimmway Schools Obligated Group, Revenue Bonds
Series A
5.00%, due 7/1/46 (b)	$ 750,000	$ 825,090
California School Finance Authority, High Tech High Learning Project, Revenue Bonds
Series A
5.00%, due 7/1/49 (b)	500,000	560,006
California School Finance Authority, Kipp Social Public Schools Project, Revenue Bonds
Series A
5.00%, due 7/1/34	600,000	655,951
California State University, Systemwide, Revenue Bonds
Series A
4.00%, due 11/1/37	2,375,000	2,675,298
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.875%, due 11/1/43	1,000,000	1,078,360
Del Mar Union School District Community Facilities District No. 99-1, Special Tax
Insured: BAM
4.00%, due 9/1/44	1,450,000	1,683,978
Irvine Unified School District, Community Facilities District No. 9, Special Tax
Series A
5.00%, due 9/1/33	410,000	515,680
Series A
5.00%, due 9/1/34	225,000	282,099
Series A
5.00%, due 9/1/36	550,000	686,459
Rio Elementary School District Community Facilities District, Special Tax
Insured: BAM
5.00%, due 9/1/35	500,000	583,161
		62,085,570
	Principal Amount	Value

General 1.3%
Cathedral City Redevelopment Agency, Merged Redevelopment Project Area, Tax Allocation
Series A, Insured: AGM
5.00%, due 8/1/26	$ 1,000,000	$ 1,111,768
Series A, Insured: AGM
5.00%, due 8/1/34	1,000,000	1,104,579
City of Irvine CA, Community Facilities District No. 2013-3, Special Tax
5.00%, due 9/1/49	1,385,000	1,520,416
City of Palm Desert CA, University Park, Special Tax
3.00%, due 9/1/31	420,000	424,200
4.00%, due 9/1/41	450,000	482,483
City of Rocklin CA, Community Facilities District No. 10, Special Tax
5.00%, due 9/1/39	1,150,000	1,277,466
Greenfield Redevelopment Agency, Tax Allocation
Insured: BAM
4.00%, due 2/1/26	285,000	323,824
Madera Redevelopment Agency, Successor Agency, Tax Allocation
Series A
5.00%, due 9/1/37	1,180,000	1,437,749
Mountain View Shoreline Regional Park Community, Tax Allocation
Series A, Insured: AGM
5.00%, due 8/1/36	1,645,000	2,025,686
Riverside County Public Financing Authority, Desert Communities & Interstate 215 Corridor Projects, Tax Allocation
Series A, Insured: BAM
4.00%, due 10/1/40	1,000,000	1,123,675
Riverside County Public Financing Authority, Project Area No. 1 Desert Communities & Interstate 215 Corridor Project, Tax Allocation
Series A, Insured: BAM
4.00%, due 10/1/32	1,050,000	1,150,082
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment Project, Tax Allocation
Series C
5.00%, due 8/1/36	1,250,000	1,468,275
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General (continued)
South Orange County Public Financing Authority, Special Tax, Senior Lien
Series A
5.00%, due 8/15/32	$ 775,000	$ 794,081
Transbay Joint Powers Authority, Green Bond, Tax Allocation, Senior Lien
Series A
5.00%, due 10/1/45	1,000,000	1,238,533
Series A
5.00%, due 10/1/49	1,200,000	1,480,570
		16,963,387
General Obligation 37.9%
Alta Loma School District, Unlimited General Obligation
Series B
5.00%, due 8/1/44	3,375,000	4,105,492
Antelope Valley Community College District, Unlimited General Obligation
Series B
3.00%, due 8/1/50	3,000,000	3,128,822
Banning Unified School District, Election 2016, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/46	500,000	551,629
Beaumont Unified School District, Election 2008, Unlimited General Obligation
Series D, Insured: BAM
5.25%, due 8/1/44	1,000,000	1,232,969
Brawley Union High School District, Election 2018, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 8/1/44	1,280,000	1,503,567
Buena Park School District, Election 2014, Unlimited General Obligation
Insured: BAM
4.00%, due 8/1/48	1,675,000	1,961,005
	Principal Amount	Value

General Obligation (continued)
Cabrillo Unified School District, Election 2018, Unlimited General Obligation
Series A
5.00%, due 8/1/45	$ 4,245,000	$ 4,982,150
Campbell Union High School District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/38	2,500,000	2,901,899
Central Union High School District, Election 2016, Unlimited General Obligation
5.25%, due 8/1/46	2,000,000	2,375,378
Ceres Unified School District, Unlimited General Obligation
Insured: BAM
(zero coupon), due 8/1/37	500,000	295,405
Chaffey Joint Union High School District, Unlimited General Obligation
Series D
4.00%, due 8/1/49	5,000,000	5,740,166
Chino Valley Unified School District, Election 2016, Limited General Obligation
Series B
3.375%, due 8/1/50	9,050,000	9,711,700
Series B
4.00%, due 8/1/45	1,000,000	1,166,155
Chowchilla Elementary School District, Madera County, Unlimited General Obligation
Series B
5.00%, due 8/1/43	960,000	1,134,492
City & County of San Francisco CA, Unlimited General Obligation
Series R-1
4.00%, due 6/15/32	1,000,000	1,182,298
City of Foster City CA, Levee Protection Planning & Improvements Project, Unlimited General Obligation
3.00%, due 8/1/45	5,500,000	5,764,579
City of Oakland CA, Unlimited General Obligation
Series B-1
3.00%, due 1/15/50	3,145,000	3,286,756

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Coast Community College District, Election 2012, Unlimited General Obligation
Series D
4.50%, due 8/1/39	$ 500,000	$ 590,134
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A
4.00%, due 7/1/21 (c)	3,000	2,606
Series A
4.00%, due 7/1/21 (c)(d)	1,390,000	1,266,637
Insured: AMBAC
4.50%, due 7/1/23	205,000	205,310
Series A, Insured: AGC
5.00%, due 7/1/23	270,000	271,885
Series A-4, Insured: AGM
5.00%, due 7/1/31	410,000	412,863
Series A, Insured: AGM
5.00%, due 7/1/35	2,175,000	2,194,142
Series A
5.25%, due 7/1/23 (c)(d)	2,105,000	2,086,581
Series C, Insured: AGM
5.25%, due 7/1/26	445,000	449,142
Series A-4, Insured: AGM
5.25%, due 7/1/30	175,000	176,629
Series A
5.25%, due 7/1/30 (c)(d)	750,000	744,375
Series A
5.25%, due 7/1/37 (c)(d)	5,000,000	4,962,500
Series A, Insured: AGM
5.50%, due 7/1/27	620,000	627,213
Series E
5.50%, due 7/1/31 (c)(d)	1,095,000	1,068,994
Compton Unified School District, Unlimited General Obligation
Series B, Insured: BAM
3.00%, due 6/1/49	3,125,000	3,215,654
Corona-Norco Unified School District, Election 2014, Unlimited General Obligation
Series C
4.00%, due 8/1/49	935,000	1,067,000
	Principal Amount	Value

General Obligation (continued)
Cuyama Joint Unified School District, Election 2016, Unlimited General Obligation
Series B, Insured: AGM
5.25%, due 8/1/48	$ 500,000	$ 592,827
Davis Joint Unified School District, Unlimited General Obligation
Insured: BAM
3.00%, due 8/1/38	4,190,000	4,458,871
Insured: BAM
3.00%, due 8/1/41	4,695,000	4,965,382
Denair Unified School District, Election 2007, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/41	4,260,000	2,345,318
Desert Sands Unified School District, Unlimited General Obligation
2.00%, due 8/1/40	1,100,000	1,039,188
Dublin Unified School District, Green Bond, Unlimited General Obligation
Series C
3.00%, due 8/1/41	3,000,000	3,231,985
El Monte Union High School District, Unlimited General Obligation
Series A
4.00%, due 6/1/38	1,195,000	1,362,662
El Rancho Unified School District, Election 2016, Unlimited General Obligation
Series A, Insured: BAM
5.25%, due 8/1/46	2,745,000	3,368,471
El Segundo Unified School District, Unlimited General Obligation
Series B
2.00%, due 8/1/46	1,275,000	1,128,006
Series B
2.00%, due 8/1/47	1,555,000	1,367,481
Series B
2.00%, due 8/1/48	400,000	349,999
Enterprise Elementary School District, Unlimited General Obligation
Series B, Insured: AGM
5.00%, due 8/1/49	4,130,000	4,830,532
Etiwanda School District, Election 2016, Unlimited General Obligation
Series A
4.00%, due 8/1/49	2,000,000	2,287,342
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Eureka City Schools, Unlimited General Obligation
Insured: BAM
4.00%, due 8/1/49	$ 3,500,000	$ 3,982,183
Folsom Cordova Unified School District School Facilities Improvement Dist No. 5, Election 2014, Unlimited General Obligation
Series A
5.25%, due 10/1/35	4,710,000	5,530,101
Fremont Union High School District, Election 2018, Unlimited General Obligation
Series B
3.00%, due 8/1/34	1,000,000	1,106,767
Series B
3.00%, due 8/1/35	2,500,000	2,762,422
Fresno Unified School District, Election 2010, Unlimited General Obligation
Series F
4.00%, due 8/1/32	1,475,000	1,672,452
Fresno Unified School District, Election 2020, Unlimited General Obligation
Series A
3.00%, due 8/1/51	6,935,000	7,221,508
Glendale Community College District, Unlimited General Obligation
Series B
3.00%, due 8/1/47	6,500,000	6,826,838
Hartnell Community College District, Unlimited General Obligation
Series A
(zero coupon), due 8/1/37	2,500,000	1,436,478
Series B
3.00%, due 8/1/38	375,000	402,994
Series B
3.00%, due 8/1/40	525,000	560,824
Series B
3.00%, due 8/1/45	3,500,000	3,682,130
Holtville Unified School District, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 8/1/44	1,240,000	1,523,495
	Principal Amount	Value

General Obligation (continued)
Huntington Beach City School District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/44	$ 1,525,000	$ 1,718,083
Series B
4.00%, due 8/1/48	1,500,000	1,689,533
Inglewood Unified School District, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/46 (e)	3,550,000	4,019,572
Series C, Insured: BAM
5.00%, due 8/1/32	400,000	482,484
Series C, Insured: BAM
5.00%, due 8/1/34	585,000	704,374
Inglewood Unified School District, Election 2012, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 8/1/25	250,000	290,473
Series B, Insured: BAM
5.00%, due 8/1/35	800,000	947,857
Jefferson Union High School District, Unlimited General Obligation
Series A
4.00%, due 8/1/45	1,250,000	1,418,378
Jurupa Unified School District, Unlimited General Obligation
Series B
5.00%, due 8/1/33	1,555,000	1,897,002
Series B
5.00%, due 8/1/37	1,000,000	1,213,509
Jurupa Unified School District, Election 2014, Unlimited General Obligation
Series C
4.00%, due 8/1/43	1,675,000	1,930,063
Series C
5.25%, due 8/1/43	2,000,000	2,508,015
Kerman Unified School District, Election 2016, Unlimited General Obligation
Insured: BAM
5.25%, due 8/1/46	1,755,000	2,153,612
Kern Community College District, Facilities Improvement District No. 1, Unlimited General Obligation
(zero coupon), due 8/1/23	2,000,000	1,989,680

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation
Series C
5.75%, due 11/1/34	$ 650,000	$ 720,394
La Mesa-Spring Valley School District, Election 2020, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 8/1/46	1,775,000	2,011,765
Lemoore Union High School District, Election 2016, Unlimited General Obligation
Series A
5.50%, due 8/1/42	560,000	698,048
Lennox School District, Election 2016, Unlimited General Obligation
Insured: AGM
4.00%, due 8/1/47	3,000,000	3,282,079
Livermore Valley Joint Unified School District, Unlimited General Obligation
3.00%, due 8/1/40	2,890,000	3,025,995
Lodi Unified School District, Election 2016, Unlimited General Obligation
Series 2020
3.00%, due 8/1/43	3,475,000	3,669,878
Series 2020
4.00%, due 8/1/38	2,830,000	3,251,937
Series 2020
4.00%, due 8/1/39	1,300,000	1,491,399
Long Beach Community College District, Unlimited General Obligation
Series C
4.00%, due 8/1/49	3,000,000	3,439,974
Long Beach Unified School District, Unlimited General Obligation
Series A
4.00%, due 8/1/43	6,500,000	7,342,756
Long Beach Unified School District, Election 2016, Unlimited General Obligation
Series A
5.00%, due 8/1/32	3,985,000	4,748,706
Series A
5.00%, due 8/1/33	2,825,000	3,364,946
	Principal Amount	Value

General Obligation (continued)
Los Angeles Community College District, Unlimited General Obligation
Series I
4.00%, due 8/1/33	$ 2,865,000	$ 3,288,803
Series I
4.00%, due 8/1/34	4,000,000	4,590,423
Los Angeles Unified School District, Unlimited General Obligation
Series C
4.00%, due 7/1/33	3,125,000	3,807,211
Series C
4.00%, due 7/1/38	4,500,000	5,322,870
Series A
5.00%, due 7/1/25	1,250,000	1,455,015
Los Angeles Unified School District, Election 2005, Unlimited General Obligation
Series M-1
5.25%, due 7/1/42	2,990,000	3,666,241
Los Rios Community College District, Unlimited General Obligation
Series D
4.00%, due 8/1/35	250,000	285,824
Series D
4.00%, due 8/1/39	1,000,000	1,135,365
Lucia Mar Unified School District, Unlimited General Obligation
Series C
3.00%, due 8/1/47	7,000,000	7,387,666
Series C
4.00%, due 8/1/49	1,500,000	1,729,332
Manteca Unified School District, Unlimited General Obligation
4.00%, due 8/1/45	2,000,000	2,320,159
Marysville Joint Unified School District, Election 2008, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/35	1,500,000	971,638
Insured: AGM
(zero coupon), due 8/1/36	2,000,000	1,233,988
Insured: AGM
(zero coupon), due 8/1/37	2,000,000	1,177,339
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Moraga Elementary School District, Election 2016, Unlimited General Obligation
Series B
3.00%, due 8/1/44	$ 1,335,000	$ 1,397,289
Moreno Valley Unified School District, Election 2014, Unlimited General Obligation
Series C, Insured: BAM
3.00%, due 8/1/46	2,000,000	2,115,516
Series B, Insured: AGM
5.00%, due 8/1/47	3,250,000	3,915,292
Mount San Jacinto Community College District, Election 2014, Unlimited General Obligation
Series B
4.00%, due 8/1/38	1,985,000	2,316,276
Mountain View-Whisman School District, Election 2020, Unlimited General Obligation
Series A
3.00%, due 9/1/34	505,000	566,260
Series A
3.00%, due 9/1/36	750,000	834,567
Series A
3.00%, due 9/1/40	1,160,000	1,264,571
Napa Valley Unified School District, Election 2016, Unlimited General Obligation
Series C, Insured: AGM
4.00%, due 8/1/44	10,000,000	11,276,973
Natomas Unified School District, Election 2018, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/49	5,000,000	5,592,396
Needles Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series B, Insured: AGM
(zero coupon), due 8/1/45 (a)	1,250,000	1,359,337
Newport Mesa Unified School District, Capital, Appreciation, Election 2005, Unlimited General Obligation
Series 2007, Insured: NATL-RE
(zero coupon), due 8/1/30	4,000,000	3,505,637
	Principal Amount	Value

General Obligation (continued)
North Orange County Community College District, Election 2014, Unlimited General Obligation
Series B
4.00%, due 8/1/32	$ 450,000	$ 541,541
Series B
4.00%, due 8/1/33	300,000	358,370
Oceanside Unified School District, Unrefunded, Unlimited General Obligation
Series C
(zero coupon), due 8/1/51	25,000	3,959
Oxnard Union High School District, Election 2018, Unlimited General Obligation
Series A
4.00%, due 8/1/38	1,000,000	1,131,830
Series B
4.00%, due 8/1/42	1,500,000	1,742,241
Palo Verde Community College District, Election 2014, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/45	500,000	548,474
Palomar Community College District, Election 2006, Unlimited General Obligation
Series B
(zero coupon), due 8/1/39 (a)	2,000,000	2,580,601
Peralta Community College District, Unlimited General Obligation
Series A
3.00%, due 2/1/50	2,255,000	2,355,452
Perris Union High School District, Election 2018, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 9/1/38	3,550,000	4,183,507
Redwood City School District, Election 2015, Unlimited General Obligation
Series C
4.00%, due 8/1/44	1,800,000	2,087,568
5.25%, due 8/1/44	2,000,000	2,467,572
Rio Hondo Community College District, Election 2004, Unlimited General Obligation
Series C
(zero coupon), due 8/1/42 (a)	2,000,000	2,689,154

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Riverside Unified School District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/42	$ 1,700,000	$ 1,938,566
Robla School District, Election 2018, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/35	435,000	495,270
Series A, Insured: AGM
4.00%, due 8/1/36	500,000	568,161
Series A, Insured: AGM
4.00%, due 8/1/37	500,000	567,103
Series A, Insured: AGM
4.00%, due 8/1/40	2,070,000	2,334,823
Series A, Insured: AGM
5.00%, due 8/1/44	1,720,000	2,086,938
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation
Series F, Insured: AGM
3.00%, due 8/1/44	2,600,000	2,772,599
Series C, Insured: AGM
5.00%, due 8/1/34	655,000	755,767
San Bernardino Community College District, Election 2018, Unlimited General Obligation
Series A
4.00%, due 8/1/49	5,675,000	6,757,524
San Diego Community College District, Unlimited General Obligation
4.00%, due 8/1/36	6,000,000	6,888,325
San Diego Unified School District, Election 2012, Unlimited General Obligation
Series I
4.00%, due 7/1/34	1,000,000	1,161,213
San Francisco Bay Area Rapid Transit District, Election 2004, Green Bond, Unlimited General Obligation
Series F-1
3.00%, due 8/1/37	1,505,000	1,639,589
	Principal Amount	Value

General Obligation (continued)
San Francisco Bay Area Rapid Transit District, Election 2016, Green Bond, Unlimited General Obligation
Series B-1
4.00%, due 8/1/37	$ 9,695,000	$ 11,697,463
San Francisco Bay Area Rapid Transit District, Green Bonds, Unlimited General Obligation
Series C-1
3.00%, due 8/1/50	4,000,000	4,226,330
San Jose Evergreen Community College District, Election 2016, Unlimited General Obligation
Series B
3.00%, due 9/1/38	1,500,000	1,610,280
Series B
3.00%, due 9/1/39	2,250,000	2,410,756
Series B
3.00%, due 9/1/40	2,500,000	2,659,366
San Leandro Unified School District, Election 2016, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 8/1/35	500,000	619,261
Series B, Insured: BAM
5.00%, due 8/1/36	1,955,000	2,414,516
Series A, Insured: BAM
5.25%, due 8/1/42	1,000,000	1,222,616
San Lorenzo Valley Unified School District, Election 2020, Unlimited General Obligation
Series A
4.00%, due 8/1/45	1,000,000	1,144,876
Series A
5.00%, due 8/1/50	2,005,000	2,427,702
San Mateo Union High School District, Election 2020, Unlimited General Obligation
Series A
2.25%, due 9/1/42	2,000,000	1,939,407
San Rafael City Elementary School District, Election 2005, Unlimited General Obligation
Series C
4.00%, due 8/1/47	1,720,000	1,939,946
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
San Ysidro School District, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/47	$ 3,000,000	$ 868,040
San Ysidro School District, Election 2020, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 8/1/40	975,000	1,100,982
Series A, Insured: BAM
4.00%, due 8/1/45	2,320,000	2,594,889
Sanger Unified School District, Election 2018, Unlimited General Obligation
Series B, Insured: BAM
3.00%, due 8/1/45	500,000	531,401
Sanger Unified School District, Election 2020, Unlimited General Obligation
Series C, Insured: BAM
3.00%, due 8/1/48	3,390,000	3,575,600
Series A, Insured: BAM
3.00%, due 8/1/51	3,645,000	3,839,882
Series A, Insured: BAM
4.00%, due 8/1/55	1,435,000	1,680,800
Santa Barbara Unified School District, Election 2010, Unlimited General Obligation
Series A
(zero coupon), due 8/1/36 (a)	1,000,000	1,451,336
Santa Barbara Unified School District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/42	2,750,000	3,165,494
Santa Monica Community College District, Election 2016, Unlimited General Obligation
Series A
4.00%, due 8/1/47	1,250,000	1,437,006
Santa Monica-Malibu Unified School District, Election 2018, Unlimited General Obligation
Series B
3.00%, due 8/1/42	2,060,000	2,187,903
Series B
3.00%, due 8/1/44	5,415,000	5,724,803
	Principal Amount	Value

General Obligation (continued)
Santa Monica-Malibu Unified School District, School Facilities Improvement District No. 1, Unlimited General Obligation
Series A
4.00%, due 8/1/39	$ 1,015,000	$ 1,173,567
Santee School District, Unlimited General Obligation
5.00%, due 8/1/48	2,205,000	2,681,603
Shasta Union High School District, Election 2016, Unlimited General Obligation
4.00%, due 8/1/44	1,135,000	1,280,474
5.25%, due 8/1/43	1,000,000	1,221,572
Simi Valley Unified School District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/33	175,000	204,392
Series B
4.00%, due 8/1/38	370,000	428,722
Series B
4.00%, due 8/1/39	350,000	404,889
Series B
4.00%, due 8/1/40	1,455,000	1,680,860
Series B
5.00%, due 8/1/42	1,375,000	1,671,451
Series B
5.00%, due 8/1/44	1,200,000	1,459,731
Solano County Community College District, Election 2012, Unlimited General Obligation
Series E
3.50%, due 8/1/46	2,000,000	2,239,267
Southwestern Community College District, Unlimited General Obligation
Series D
3.00%, due 8/1/40 (e)	4,425,000	4,770,849
Series D
3.00%, due 8/1/41 (e)	7,460,000	8,020,138
Series A
4.00%, due 8/1/47	2,000,000	2,280,486
State of California, Unlimited General Obligation
4.00%, due 9/1/34	3,500,000	4,001,693
4.00%, due 3/1/36	5,000,000	5,926,324

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
State of California, Various Purposes, Unlimited General Obligation
3.00%, due 11/1/34	$ 3,750,000	$ 4,160,834
4.00%, due 3/1/40	3,500,000	4,105,919
4.00%, due 3/1/46	3,000,000	3,469,755
5.00%, due 11/1/27	2,380,000	2,956,910
5.00%, due 4/1/28	2,930,000	3,678,339
5.00%, due 8/1/37	2,900,000	3,616,414
Tahoe Forest Hospital District, California Hospital District, Unlimited General Obligation
5.00%, due 8/1/29	1,815,000	2,145,095
Temecula Valley Unified School District, Election 2012, Unlimited General Obligation
Series D
3.00%, due 8/1/47	5,000,000	5,276,904
Series C
5.25%, due 8/1/44	1,000,000	1,170,542
Turlock Unified School District, School Facilities Improvement District No. 1, Unlimited General Obligation
4.00%, due 8/1/33	480,000	545,003
4.00%, due 8/1/34	515,000	583,558
4.00%, due 8/1/35	545,000	615,305
Vacaville Unified School District, Election 2014, Unlimited General Obligation
Series D
4.00%, due 8/1/30	200,000	239,284
Series C
4.00%, due 8/1/31	490,000	562,208
Series C
4.00%, due 8/1/32	555,000	635,666
Series C
4.00%, due 8/1/33	625,000	714,942
Series D
4.00%, due 8/1/36	300,000	353,983
Series D
4.00%, due 8/1/37	300,000	353,220
Series D
4.00%, due 8/1/38	500,000	587,669
Series D
4.00%, due 8/1/40	500,000	585,634
Series D
4.00%, due 8/1/45	2,050,000	2,378,163
	Principal Amount	Value

General Obligation (continued)
Vacaville Unified School District, Election 2014, Unlimited General Obligation (continued)
Series C
5.00%, due 8/1/39	$ 500,000	$ 590,881
Series C
5.00%, due 8/1/40	1,225,000	1,445,790
Series C
5.00%, due 8/1/41	1,350,000	1,592,633
Series C
5.00%, due 8/1/42	1,000,000	1,177,699
Washington Unified School District, Capital Appreciation, Election 2004, Unlimited General Obligation
Series B, Insured: BAM-TCRS NATL
(zero coupon), due 8/1/31	2,400,000	2,031,452
Washington Unified School District, Election 2020, Unlimited General Obligation
Series A, Insured: AGM
3.00%, due 8/1/48	4,620,000	4,868,819
West Contra Costa Unified School District, Election 2010, Unlimited General Obligation
Series E
4.00%, due 8/1/38	1,500,000	1,721,175
West Contra Costa Unified School District, Election 2012, Unlimited General Obligation
Series D
4.00%, due 8/1/38	1,500,000	1,721,175
West Contra Costa Unified School District, Election 2020, Unlimited General Obligation
Series E, Insured: AGM
3.00%, due 8/1/35	855,000	932,880
Series E, Insured: AGM
3.00%, due 8/1/37	750,000	809,904
Series E, Insured: AGM
3.00%, due 8/1/38	675,000	726,152
Series E, Insured: AGM
3.00%, due 8/1/39	700,000	750,654
Series E, Insured: AGM
3.00%, due 8/1/40	650,000	695,612
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
West Contra Costa Unified School District, National Senior Campuses, Unlimited General Obligation
Series E, Insured: AGM
3.00%, due 8/1/36	$ 1,000,000	$ 1,086,225
Westminster School District, Election 2008, Unlimited General Obligation
Series B, Insured: BAM
(zero coupon), due 8/1/48	5,000,000	887,083
Whittier Union High School District, Unlimited General Obligation
Series A
3.00%, due 8/1/46	4,725,000	4,994,943
		486,270,127
Hospital 5.2%
California Health Facilities Financing Authority, Children's Hospital Los Angeles Obligated Group, Revenue Bonds
Series A
5.00%, due 8/15/42	500,000	590,963
Series A
5.00%, due 8/15/47	1,000,000	1,175,803
California Health Facilities Financing Authority, Children's Hospital of Orange County, Revenue Bonds
Series A
3.00%, due 11/1/39	3,250,000	3,536,935
Series A
4.00%, due 11/1/36	310,000	369,641
Series A
4.00%, due 11/1/37	500,000	594,704
Series A
4.00%, due 11/1/38	250,000	296,748
California Health Facilities Financing Authority, City of Hope Obligated Group, Revenue Bonds
5.00%, due 11/15/37	1,600,000	1,808,008
5.00%, due 11/15/49	2,500,000	2,959,736
California Health Facilities Financing Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A
4.00%, due 4/1/40	3,000,000	3,488,526
	Principal Amount	Value

Hospital (continued)
California Health Facilities Financing Authority, El Camino Hospital, Revenue Bonds
4.125%, due 2/1/47	$ 750,000	$ 833,830
5.00%, due 2/1/36	1,035,000	1,246,455
California Health Facilities Financing Authority, Kaiser Permanente, Revenue Bonds
Series C
5.00%, due 6/1/41 (f)	5,000,000	6,461,807
California Health Facilities Financing Authority, Stanford Health Care Obligated Group, Revenue Bonds
Series A
5.00%, due 11/15/36	3,000,000	3,684,606
California Health Facilities Financing Authority, Sutter Health Obligated Group, Revenue Bonds
Series A
5.00%, due 11/15/34	475,000	561,942
Series A
5.00%, due 11/15/37	5,175,000	6,347,166
Series A
5.00%, due 11/15/38	1,600,000	1,960,403
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds
Series A
5.00%, due 2/1/27	1,100,000	1,335,235
Series A
5.00%, due 2/1/37	1,000,000	1,189,868
California Municipal Finance Authority, Healthright 360, Revenue Bonds
Series A
5.00%, due 11/1/39 (b)	1,000,000	1,100,897
California Municipal Finance Authority, HumanGood California Obligated Group, Revenue Bonds
3.00%, due 10/1/46	2,550,000	2,579,752
California Public Finance Authority, Henry Mayo Newhall Hospital Obligated Group, Revenue Bonds
5.00%, due 10/15/47	1,000,000	1,157,252
California Statewide Communities Development Authority, Emanate Health, Revenue Bonds
Series A
4.00%, due 4/1/45	1,300,000	1,487,787

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hospital (continued)
California Statewide Communities Development Authority, Emanate Health, Revenue Bonds (continued)
Series A
5.00%, due 4/1/34	$ 1,275,000	$ 1,621,899
California Statewide Communities Development Authority, Front Porch Communities & Services, Revenue Bonds
Series A
3.00%, due 4/1/46	6,500,000	6,658,979
Series A
3.00%, due 4/1/51	9,000,000	9,146,542
California Statewide Communities Development Authority, Methodist Hospital of Southern California, Revenue Bonds
5.00%, due 1/1/38	1,500,000	1,787,598
5.00%, due 1/1/48	1,000,000	1,172,029
Washington Township Health Care District, Revenue Bonds
Series B
4.00%, due 7/1/36	1,380,000	1,527,536
		66,682,647
Housing 4.6%
California Community College Financing Authority, Orange Coast College Project, Revenue Bonds
5.00%, due 5/1/29	800,000	943,411
California Enterprise Development Authority, Provident Group-SDSU Properties LLC M@College Project, Revenue Bonds, First Tier
Series A
5.00%, due 8/1/40	650,000	794,079
Series A
5.00%, due 8/1/45	700,000	844,031
Series A
5.00%, due 8/1/55	1,000,000	1,192,693
California Municipal Finance Authority, CHF Davis I LLC, Revenue Bonds
Insured: BAM
5.00%, due 5/15/29	5,000,000	6,234,073
	Principal Amount	Value

Housing (continued)
California Municipal Finance Authority, Mobile Home Park Senior Caritas Project, Revenue Bonds, Senior Lien
Series A
4.00%, due 8/15/42	$ 1,540,000	$ 1,667,459
Series A
5.00%, due 8/15/29	805,000	954,880
Series A
5.00%, due 8/15/31	140,000	164,426
California Municipal Finance Authority, Orchard Park Student Housing Project, Revenue Bonds
Insured: BAM
4.00%, due 5/15/38	1,250,000	1,461,443
California Municipal Finance Authority, P3 Claremont Holdings LLC, Claremont Colleges Project, Revenue Bonds
Series A-P3
5.00%, due 7/1/40 (b)	1,000,000	1,125,047
California Municipal Finance Authority, Windsor Mobile Country Club, Revenue Bonds
Series A
4.00%, due 11/15/37	1,320,000	1,420,321
California School Finance Authority, Sonoma County Junior College District Project, Revenue Bonds
Series A
4.00%, due 11/1/41	2,000,000	2,185,927
California Statewide Communities Development Authority, CHF-Irvine LLC, Student Housing, Revenue Bonds
5.00%, due 5/15/40	1,025,000	1,183,207
5.00%, due 5/15/47	3,500,000	4,105,748
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (b)
Series A
3.00%, due 6/1/29	750,000	789,804
Series A
5.00%, due 6/1/34	375,000	451,421
Series A
5.00%, due 6/1/51	1,750,000	2,046,429
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Housing (continued)
California Statewide Communities Development Authority, Provident Group Pomona Properties LLC Project, Revenue Bonds
Series A
5.75%, due 1/15/45 (b)	$ 400,000	$ 415,486
CMFA Special Finance Agency VIII, Huntington Beach, Revenue Bonds, Senior Lien
Series A-1
3.00%, due 8/1/56 (b)	4,500,000	4,160,461
CSCDA Community Improvement Authority, 1818 Platinum Triangle-Anaheim, Revenue Bonds, Senior Lien
Series A-2
3.25%, due 4/1/57 (b)	11,500,000	10,963,678
CSCDA Community Improvement Authority, Theo Pasadena, Revenue Bonds, Senior Lien
Series A-2
3.25%, due 5/1/57 (b)	4,500,000	4,211,516
Hastings Campus Housing Finance Authority, Green Bond, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/45	4,500,000	5,236,832
Series A
5.00%, due 7/1/61	5,000,000	5,737,225
		58,289,597
Other Revenue 18.3%
Anaheim Public Financing Authority, City of Anaheim, Revenue Bonds
Series A
5.00%, due 5/1/33	1,000,000	1,090,881
Series A, Insured: BAM
5.00%, due 9/1/35	4,500,000	5,357,286
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds
Series A, Insured: AGM
5.00%, due 9/1/26	8,000,000	9,449,522
Series A, Insured: AGM
5.00%, due 9/1/27	5,000,000	6,032,390
Series A, Insured: AGM
5.00%, due 9/1/28	2,250,000	2,767,414
	Principal Amount	Value

Other Revenue (continued)
Burlingame California Financing Authority, Community Center Project, Revenue Bonds
5.00%, due 7/1/47	$ 1,515,000	$ 1,887,853
California Community Housing Agency, Essential Housing, Revenue Bonds, Senior Lien
Series A-1
4.00%, due 2/1/56 (b)	3,785,000	3,997,680
California County Tobacco Securitization Agency, Golden Gate Tobacco Funding Corp., Asset-Backed, Revenue Bonds
Series A
5.00%, due 6/1/47	1,275,000	1,275,509
California County Tobacco Securitization Agency, Tobacco Settlement, Revenue Bonds
Series B-2
(zero coupon), due 6/1/55	3,500,000	668,453
California County Tobacco Securitization Agency, Tobacco Settlement, Revenue Bonds, Senior Lien
Series A
4.00%, due 6/1/34	300,000	356,033
Series A
4.00%, due 6/1/35	500,000	592,046
Series A
4.00%, due 6/1/36	300,000	354,023
Series A
4.00%, due 6/1/37	275,000	323,549
Series A
4.00%, due 6/1/38	275,000	322,752
Series A
4.00%, due 6/1/39	350,000	409,715
Series A
4.00%, due 6/1/40	500,000	584,020
Series A
4.00%, due 6/1/49	1,500,000	1,720,749
California Health Facilities Financing Authority, Lundquist Institute For Biomedical Innovation, Revenue Bonds
5.00%, due 9/1/30	1,300,000	1,587,533
5.00%, due 9/1/31	1,365,000	1,660,963
5.00%, due 9/1/32	1,435,000	1,742,131
5.00%, due 9/1/34	1,590,000	1,922,853

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
California Infrastructure and Economic Development Bank, California State Teachers' Retirement System, Green Bond, Revenue Bonds
5.00%, due 8/1/38	$ 1,200,000	$ 1,502,189
California Infrastructure and Economic Development Bank, California State Teachers' Retirement System, Green Bond, Green Bond, Revenue Bonds
5.00%, due 8/1/37	1,050,000	1,316,955
California Infrastructure and Economic Development Bank, Salvation Army Western Territory (The), Revenue Bonds
4.00%, due 9/1/33	1,225,000	1,376,369
4.00%, due 9/1/34	1,000,000	1,120,707
California Municipal Finance Authority, Asian Community Center of Sacramento Valley, Inc., Revenue Bonds
Insured: California Mortgage Insurance
5.00%, due 4/1/48	1,545,000	1,824,671
California Municipal Finance Authority, Orange County Civic Center Infrastructure Program, Revenue Bonds
Series A
5.00%, due 6/1/37	2,085,000	2,540,639
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds
4.00%, due 7/15/29 (g)	5,000,000	5,636,430
California State Public Works Board, Various Capital Projects, Revenue Bonds
Series B
4.00%, due 5/1/39	1,500,000	1,776,800
Series B
4.00%, due 5/1/40	1,000,000	1,182,006
Series B
4.00%, due 5/1/41	1,500,000	1,766,777
	Principal Amount	Value

Other Revenue (continued)
California Statewide Communities Development Authority, A Community of Seniors, Redwoods Project, Revenue Bonds
Series A, Insured: California Mortgage Insurance
5.375%, due 11/15/44	$ 535,000	$ 578,634
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A
6.375%, due 11/1/43	500,000	546,435
California Statewide Financing Authority, Tobacco Settlement Asset Backed, Revenue Bonds
Series C
(zero coupon), due 6/1/55 (b)	20,000,000	1,853,720
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	1,500,000	242,015
City of Sacramento CA, Transient Occupancy Tax, Revenue Bonds
Series C
5.00%, due 6/1/48	4,860,000	5,690,185
City of Santa Ana CA, Gas Tax, Revenue Bonds
4.00%, due 1/1/38	1,360,000	1,556,388
CSCDA Community Improvement Authority, Revenue Bonds (b)
Series A
4.00%, due 8/1/56	6,250,000	6,518,282
Series A
5.00%, due 7/1/51	2,000,000	2,254,582
CSCDA Community Improvement Authority, Oceanaire Long Beach, Revenue Bonds
4.00%, due 9/1/56 (b)	1,000,000	1,048,892
CSCDA Community Improvement Authority, Pasadena Portfolio, Revenue Bonds, Senior Lien
Series A-2
3.00%, due 12/1/56 (b)	2,500,000	2,325,086
Del Mar Race Track Authority, Revenue Bonds
5.00%, due 10/1/30	1,000,000	1,044,239
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
FHLMC Multifamily VRD Certificates, VRD Certificates, Revenue Bonds
Series M-057
2.40%, due 10/15/29	$ 2,995,000	$ 3,138,331
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series A-2
5.30%, due 6/1/37 (a)	2,500,000	2,561,298
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed, Revenue Bonds
Series A
5.625%, due 6/1/47	1,025,000	1,025,368
Imperial Irrigation District Electric System, Revenue Bonds
Series C
5.00%, due 11/1/37	1,000,000	1,170,203
Series B-2
5.00%, due 11/1/41	5,475,000	6,447,145
Livermore Valley Water Financing Authority, Alameda County Flood Control & Water Conservation District Zone No. 7, Revenue Bonds
Series A
5.00%, due 7/1/47	3,945,000	4,751,971
Lodi Public Financing Authority, Electric System, Revenue Bonds
Insured: AGM
5.00%, due 9/1/31	1,330,000	1,633,813
Insured: AGM
5.00%, due 9/1/32	1,650,000	2,016,257
Los Angeles County Facilities, Inc., County of Los Angeles, Revenue Bonds
Series A
5.00%, due 12/1/38	1,910,000	2,383,757
Los Angeles County Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A
4.00%, due 6/1/37	3,000,000	3,599,058
Montclair Financing Authority, Public Facilities Project, Revenue Bonds
Insured: AGM
5.00%, due 10/1/32	1,000,000	1,128,386
	Principal Amount	Value

Other Revenue (continued)
Mountain House Public Financing Authority, Green Bond, Revenue Bonds
Series B, Insured: BAM
4.00%, due 12/1/40	$ 1,380,000	$ 1,609,778
Orange City Public Facilities Financing Authority, City of Orange, Revenue Bonds
Series A
4.00%, due 11/1/50	2,000,000	2,290,709
Orange County Local Transportation Authority, Sales Tax, Revenue Bonds
4.00%, due 2/15/38	10,000,000	11,644,907
Panoche Financing Authority, Panoche Water District, Revenue Bonds
Series A
4.00%, due 9/1/51	1,500,000	1,711,578
Pico Rivera Public Financing Authority, City of Pico Rivera, Revenue Bonds
Insured: NATL-RE
5.25%, due 9/1/34	1,560,000	1,867,436
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax, Revenue Bonds
Series A, Insured: AGC
4.50%, due 7/1/36	1,100,000	1,102,560
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds (c)(d)
Series S, Insured: COMMWLTH GTD
5.00%, due 7/1/24	1,305,000	1,363,725
Series N, Insured: COMMWLTH GTD
5.00%, due 7/1/32	3,230,000	3,448,025
Insured: COMMWLTH GTD
5.25%, due 7/1/29	1,790,000	1,922,013
Insured: COMMWLTH GTD
5.25%, due 7/1/33	1,500,000	1,601,250
Series U, Insured: COMMWLTH GTD
5.25%, due 7/1/42	3,000,000	2,992,500
Series S, Insured: COMMWLTH GTD
5.75%, due 7/1/22	2,000,000	2,140,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
4.50%, due 7/1/34	$ 1,500,000	$ 1,639,668
Series A-1
4.75%, due 7/1/53	1,000,000	1,117,025
Series A-1
5.00%, due 7/1/58	17,000,000	19,234,609
Riverside County Transportation Commission, Sales Tax, Revenue Bonds
Series B
4.00%, due 6/1/36	5,000,000	5,744,479
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds
Series C, Insured: NATL-RE
5.50%, due 6/1/37	1,150,000	1,341,441
San Diego County Regional Transportation Commission, Green Bond, Revenue Bonds
Series A
5.00%, due 4/1/38	1,000,000	1,285,792
Series A
5.00%, due 4/1/39	1,000,000	1,282,938
Series A
5.00%, due 4/1/40	675,000	864,352
Series A
5.00%, due 4/1/44	2,800,000	3,553,487
San Francisco Bay Area Rapid Transit District, Sales Tax, Revenue Bonds
Series A
4.00%, due 7/1/36	1,850,000	2,127,977
San Joaquin County Transportation Authority, Sales Tax Revenue, Revenue Bonds
Series K
5.00%, due 3/1/37	1,705,000	2,047,351
San Mateo Joint Powers Financing Authority, Capital Projects, Revenue Bonds
Series A
5.00%, due 7/15/43	3,000,000	3,698,757
	Principal Amount	Value

Other Revenue (continued)
South Bayside Waste Management Authority, Prerefunded, Green Bond, Revenue Bonds
Series B, Insured: AGM
5.00%, due 9/1/25 (g)	$ 50,000	$ 58,218
Series B, Insured: AGM
5.00%, due 9/1/27 (g)	55,000	67,535
Series B, Insured: AGM
5.00%, due 9/1/29 (g)	15,000	19,178
Series B, Insured: AGM
5.00%, due 9/1/30 (g)	25,000	31,963
Series B, Insured: AGM
5.00%, due 9/1/31 (g)	15,000	19,178
Series 2019A, Insured: AGM
5.00%, due 9/1/32	15,000	19,372
Series 2019A, Insured: AGM
5.00%, due 9/1/39	80,000	103,317
South Bayside Waste Management Authority, Unrefunded, Green Bond, Revenue Bonds
Series B, Insured: AGM
5.00%, due 9/1/25 (g)	1,465,000	1,704,145
Series B, Insured: AGM
5.00%, due 9/1/27 (g)	1,615,000	1,974,866
Series B, Insured: AGM
5.00%, due 9/1/29 (g)	405,000	513,072
Series B, Insured: AGM
5.00%, due 9/1/30 (g)	690,000	867,090
Series B, Insured: AGM
5.00%, due 9/1/31 (g)	395,000	492,077
Series 2019A, Insured: AGM
5.00%, due 9/1/32	485,000	607,482
Series 2019A, Insured: AGM
5.00%, due 9/1/39	2,450,000	3,020,115
Stockton Public Financing Authority, Water Revenue, Green Bonds, Revenue Bonds
Series A, Insured: BAM
4.00%, due 10/1/37	2,500,000	2,843,837
Series A, Insured: BAM
5.00%, due 10/1/32	1,275,000	1,582,720
Series A, Insured: BAM
5.00%, due 10/1/34	1,500,000	1,854,701
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series B-1
5.00%, due 1/1/27	1,500,000	1,511,677
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Territory of Guam, Business Privilege Tax, Revenue Bonds (continued)
Series D
5.00%, due 11/15/27	$ 1,000,000	$ 1,150,089
Series A
5.125%, due 1/1/42	2,890,000	2,913,089
Tobacco Securitization Authority of Northern California, Sacramento County Tobacco Securitization Corp., Revenue Bonds, Senior Lien
(zero coupon), due 6/1/60	12,500,000	2,769,154
4.00%, due 6/1/49	1,000,000	1,123,757
Tobacco Securitization Authority of Southern California, San Diego County Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds
Series A
5.00%, due 6/1/48	2,400,000	2,924,720
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A
5.00%, due 10/1/29	1,500,000	1,497,259
Series A
5.00%, due 10/1/32	1,250,000	1,239,580
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A
6.00%, due 10/1/39	760,000	761,740
Series A
6.625%, due 10/1/29	280,000	282,281
Series A
6.75%, due 10/1/37	2,450,000	2,469,957
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds, Senior Lien
Series A
5.00%, due 10/1/25	600,000	601,407
Virgin Islands Public Finance Authority, United States Virgin Islands Federal Excise Tax, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/32	1,205,000	1,243,302
	Principal Amount	Value

Other Revenue (continued)
West Hollywood Public Financing Authority, City of West Hollywood, Revenue Bonds
Series A
3.00%, due 4/1/42	$ 3,300,000	$ 3,521,039
		235,081,217
School District 0.3%
Alvord Unified School District, Election 2012, Unlimited General Obligation
Series A, Insured: AGM
5.25%, due 8/1/37	825,000	897,745
Fontana Unified School District, Unlimited General Obligation
Series C
(zero coupon), due 8/1/33	2,825,000	1,603,700
Santa Barbara Unified School District, Election 2010, Unlimited General Obligation
Series B
5.00%, due 8/1/38	1,000,000	1,083,559
		3,585,004
Transportation 11.5%
Alameda Corridor Transportation Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGM
5.00%, due 10/1/29	1,000,000	1,083,429
Antonio B Won Pat International Airport Authority, Revenue Bonds (g)
Series C, Insured: AGM
6.00%, due 10/1/34	720,000	795,967
Series C, Insured: AGM
6.00%, due 10/1/34	280,000	305,353
California Community Choice Financing Authority, Clean Energy Project, Green Bond, Revenue Bonds
Series B-1
4.00%, due 8/1/27	400,000	467,183
Series B-1
4.00%, due 8/1/28	465,000	549,411
Series B-1
4.00%, due 2/1/29	650,000	769,489
Series B-1
4.00%, due 8/1/30	1,500,000	1,803,061

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
California Community Choice Financing Authority, Clean Energy Project, Green Bond, Revenue Bonds (continued)
Series B-1
4.00%, due 8/1/31	$ 1,245,000	$ 1,507,687
Series B-1
4.00%, due 2/1/52 (f)	5,250,000	6,310,588
California Municipal Finance Authority, LAX Integrated Express Solutions Project, Revenue Bonds
Series A
5.00%, due 6/30/31 (g)	3,100,000	3,747,414
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds
Series A, Insured: AGM
3.25%, due 12/31/32 (g)	1,000,000	1,079,438
City of Long Beach CA, Harbor, Revenue Bonds
Series A
5.00%, due 5/15/36	1,000,000	1,261,185
Series A
5.00%, due 5/15/37	1,000,000	1,259,073
Series A
5.00%, due 5/15/38	2,000,000	2,513,398
City of Los Angeles CA, Revenue Bonds, Senior Lien
Series B
4.00%, due 5/15/39	5,000,000	5,923,107
City of Los Angeles CA, Department of Airports, Revenue Bonds
Series B
5.00%, due 5/15/25 (g)	710,000	817,034
Series D
5.00%, due 5/15/26 (g)	1,000,000	1,185,010
Series A
5.00%, due 5/15/29 (g)	3,125,000	3,940,778
Series A
5.00%, due 5/15/31 (g)	2,815,000	3,393,558
Series E
5.00%, due 5/15/37 (g)	1,250,000	1,562,881
Series F
5.00%, due 5/15/37 (g)	875,000	1,077,043
Series A
5.00%, due 5/15/40	6,175,000	7,817,843
	Principal Amount	Value

Transportation (continued)
City of Los Angeles CA, Department of Airports, Revenue Bonds (continued)
Series A
5.25%, due 5/15/48 (g)	$ 1,375,000	$ 1,675,983
City of Los Angeles CA, Los Angeles International Airport, Revenue Bonds
Series D
4.00%, due 5/15/51 (g)	4,500,000	5,155,227
City of Palm Springs CA, Airport Passenger Facility Charge, Revenue Bonds (g)
Insured: BAM
5.00%, due 6/1/30	640,000	730,905
Insured: BAM
5.00%, due 6/1/31	1,130,000	1,287,075
County of Sacramento CA, Airport System, Revenue Bonds
Series C
5.00%, due 7/1/38 (g)	3,000,000	3,640,324
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series C
4.00%, due 1/15/43	525,000	596,623
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/46	1,500,000	1,707,197
Norman Y Mineta San Jose International Airport SJC, Revenue Bonds (g)
Series A, Insured: BAM
4.00%, due 3/1/42	4,755,000	5,313,545
Series A
5.00%, due 3/1/32	2,000,000	2,550,753
Series A
5.00%, due 3/1/41	2,500,000	2,936,733
Series A
5.00%, due 3/1/47	4,390,000	5,164,940
Peninsula Corridor Joint Powers Board, Farebox, Revenue Bonds
Series A
5.00%, due 10/1/32	500,000	629,530
Series A
5.00%, due 10/1/33	500,000	628,383
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
Peninsula Corridor Joint Powers Board, Farebox, Revenue Bonds (continued)
Series A
5.00%, due 10/1/34	$ 500,000	$ 626,752
Series A
5.00%, due 10/1/35	350,000	438,142
Series A
5.00%, due 10/1/44	4,035,000	4,710,802
Port of Oakland, Revenue Bonds (g)
Series D
5.00%, due 11/1/28	2,250,000	2,737,466
Series D
5.00%, due 11/1/29	1,850,000	2,241,161
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series D, Insured: AGM
5.00%, due 7/1/32	1,205,000	1,213,413
Series G, Insured: AGC
5.00%, due 7/1/42	40,000	40,279
Insured: AMBAC
5.50%, due 7/1/26	460,000	485,291
Riverside County Transportation Commission, Revenue Bonds, Senior Lien
Series B-1
3.00%, due 6/1/49	5,000,000	5,108,578
Series B-1
4.00%, due 6/1/46	7,500,000	8,636,680
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, Second Series
Series H
5.00%, due 5/1/27 (g)	7,000,000	8,482,914
Series D
5.00%, due 5/1/30	2,595,000	3,280,954
Series D
5.00%, due 5/1/31	2,200,000	2,769,940
Series D
5.00%, due 5/1/38	4,600,000	5,719,541
Series E
5.00%, due 5/1/45 (g)	3,460,000	4,188,314
Series E
5.00%, due 5/1/50 (g)	4,100,000	4,929,856
	Principal Amount	Value

Transportation (continued)
San Francisco Municipal Transportation Agency, Revenue Bonds
5.00%, due 3/1/44	$ 1,500,000	$ 1,665,590
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series B
5.25%, due 1/15/44	4,000,000	4,441,674
Series B
5.25%, due 1/15/49	500,000	554,253
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
5.00%, due 1/15/44	3,500,000	3,901,068
Series A
5.00%, due 1/15/50	500,000	556,319
		147,916,135
Utilities 3.1%
California Infrastructure and Economic Development Bank, Independent System Operator Corp. Project, Revenue Bonds
5.00%, due 2/1/39	1,000,000	1,060,049
City of Riverside CA, Electric, Revenue Bonds
Series A
5.00%, due 10/1/31	750,000	949,357
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.25%, due 7/1/33	1,100,000	1,187,992
5.50%, due 7/1/43	3,500,000	3,794,466
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/34	1,000,000	1,034,057
Series A
5.00%, due 10/1/40	1,000,000	1,139,175
Los Angeles Department of Water & Power System, Revenue Bonds
Series C
5.00%, due 7/1/37	2,860,000	3,636,667

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utilities (continued)
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGC
4.25%, due 7/1/27	$ 460,000	$ 460,000
Series SS, Insured: NATL-RE
5.00%, due 7/1/22	640,000	648,864
Series UU, Insured: AGM
5.00%, due 7/1/24	225,000	226,571
Series XX-RSA-1
5.25%, due 7/1/40 (c)(d)	1,000,000	983,750
Sacramento Municipal Utility District, Revenue Bonds
Series G
5.00%, due 8/15/37	8,000,000	10,157,921
Sacramento Municipal Utility District, Electric Revenue, Green Bonds, Revenue Bonds
Series H
4.00%, due 8/15/45	7,500,000	8,837,495
Turlock Irrigation District, Revenue Bonds
5.00%, due 1/1/38	600,000	762,416
5.00%, due 1/1/39	500,000	633,974
5.00%, due 1/1/44	3,165,000	3,970,912
		39,483,666
Water & Sewer 6.9%
City of Clovis CA, Wastewater, Revenue Bonds
Insured: AGM
5.25%, due 8/1/29	500,000	583,340
City of Culver City CA, Wastewater Facilities, Revenue Bonds
Series A
4.00%, due 9/1/44	1,690,000	1,962,705
City of Oxnard CA, Wastewater, Revenue Bonds
Insured: BAM
4.00%, due 6/1/32	1,920,000	2,228,574
Insured: BAM
4.00%, due 6/1/34	2,080,000	2,405,180
Insured: BAM
5.00%, due 6/1/30	1,340,000	1,650,030
City of Oxnard CA, Water System, Revenue Bonds
Insured: BAM
5.00%, due 6/1/35	1,125,000	1,373,737
	Principal Amount	Value

Water & Sewer (continued)
City of San Francisco CA, Public Utilities Commission Water, Green Bond, Revenue Bonds
Series A
4.00%, due 11/1/50	$ 4,000,000	$ 4,691,218
City of Vernon CA, Water System, Revenue Bonds
Series A, Insured: AGM
3.375%, due 8/1/40	650,000	693,538
Series A, Insured: AGM
3.50%, due 8/1/45	725,000	771,264
Series A, Insured: AGM
5.00%, due 8/1/30	985,000	1,240,487
Series A, Insured: AGM
5.00%, due 8/1/35	1,000,000	1,241,768
Colton Utility Authority, Revenue Bonds
Insured: AGM
4.00%, due 3/1/47	2,500,000	2,718,847
Contra Costa Water District, Revenue Bonds
Series V
5.00%, due 10/1/44	6,000,000	7,611,314
Eastern Municipal Water District, Water & Wastewater, Revenue Bonds
Series A
5.00%, due 7/1/45	2,850,000	3,371,525
Eastern Municipal Water District Financing Authority, Water & Wastewater, Revenue Bonds
Series A
4.00%, due 7/1/37	1,700,000	2,060,980
Series A
4.00%, due 7/1/38	1,500,000	1,814,546
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 1/1/46	6,290,000	7,026,824
Series A
5.00%, due 1/1/50	2,500,000	3,014,052
Los Angeles County Sanitation Districts Financing Authority, Green Bond, Revenue Bonds
Series A
4.00%, due 10/1/33	1,000,000	1,131,121
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Water & Sewer (continued)
Los Angeles Department of Water, Revenue Bonds
Series A
5.00%, due 7/1/35	$ 1,500,000	$ 1,812,582
Moulton-Niguel Water District, Revenue Bonds
5.00%, due 9/1/39	3,685,000	4,626,466
Oxnard Financing Authority, Waste Water, Revenue Bonds
Insured: AGM
5.00%, due 6/1/34	1,000,000	1,106,772
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds (b)
Series B
5.00%, due 7/1/28	1,330,000	1,597,277
Series B
5.00%, due 7/1/33	305,000	376,878
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (b)
Series A
5.00%, due 7/1/33	900,000	1,112,100
Series A
5.00%, due 7/1/33 (e)	8,000,000	9,737,083
Series A
5.00%, due 7/1/37	450,000	546,037
Series A
5.00%, due 7/1/37 (e)	800,000	961,694
Rancho Water District Financing Authority, Revenue Bonds
Series A
4.00%, due 8/1/37	2,750,000	3,297,943
San Diego County Water Authority, Green Bond, Revenue Bonds
Series B
4.00%, due 5/1/38	5,000,000	6,073,502
San Joaquin Area Flood Control Agency, California Smith Canal Area Assessment, Special Assessment
Insured: AGM
3.00%, due 10/1/32	660,000	721,309
Insured: AGM
3.00%, due 10/1/34	700,000	761,088
Insured: AGM
3.25%, due 10/1/40	2,000,000	2,178,121
	Principal Amount	Value

Water & Sewer (continued)
San Joaquin Area Flood Control Agency, California Smith Canal Area Assessment, Special Assessment (continued)
Insured: AGM
3.375%, due 10/1/45	$ 1,250,000	$ 1,357,039
Insured: AGM
3.375%, due 10/1/50	1,000,000	1,080,205
Santa Margarita-Dana Point Authority, Water District Improvement, Revenue Bonds
4.00%, due 8/1/36	2,025,000	2,310,637
Silicon Valley Clean Water, Revenue Bonds
5.00%, due 8/1/45	500,000	585,004
Watereuse Finance Authority, Vallejo Sanitation And Flood Control District Refunding Program, Revenue Bonds
Series A
5.50%, due 5/1/36	500,000	560,205
West Sacramento Financing Authority, Water Capital Projects, Revenue Bonds
Insured: BAM
4.00%, due 10/1/39	300,000	336,324
		88,729,316
Total Long-Term Municipal Bonds (Cost $1,147,140,556)		1,212,004,934
Short-Term Municipal Notes 1.3%
General Obligation 1.0%
State of California, Unlimited General Obligation
Series A
0.01%, due 5/1/48 (h)	13,200,000	13,200,000
Other Revenue 0.2%
California Statewide Communities Development Authority, Southern California Edison Co., Revenue Bonds
Series C
2.625%, due 11/1/33 (h)	1,655,000	1,726,529

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay California Tax Free Opportunities Fund

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Water & Sewer 0.1%
Metropolitan Water District of Southern California, Revenue Bonds
Series A
0.02%, due 7/1/47 (h)	$ 800,000	$ 800,000
Metropolitan Water District of Southern California, Special Variable Rate, Revenue Bonds
Series A-2
0.02%, due 7/1/37 (h)	560,000	560,000
		1,360,000
Total Short-Term Municipal Notes (Cost $16,258,166)		16,286,529
Total Municipal Bonds (Cost $1,163,398,722)		1,228,291,463

	Shares
Closed-End Fund 1.2%
California 1.2%
Invesco California Value Municipal Income Trust, 1.10%, due 12/1/22 (b)(i)	15,000,000	15,000,000
Total Closed-End Fund (Cost $15,000,000)		15,000,000
Short-Term Investments 4.4%
Unaffiliated Investment Companies 4.4%
BlackRock Liquidity Funds MuniCash, 0.005% (j)	42,686,545	42,693,305
	Shares	Value

Unaffiliated Investment Companies (continued)
JPMorgan Institutional Tax Free Money Market Fund, 0.006% (j)	14,223,159	$ 14,230,271
Total Short-Term Investments (Cost $56,923,576)		56,923,576
Total Investments (Cost $1,235,322,298)	101.4%	1,300,215,039
Other Assets, Less Liabilities	(1.4)	(18,528,617)
Net Assets	100.0%	$ 1,281,686,422

†	Percentages indicated are based on Fund net assets.
(a)	Step coupon—Rate shown was the rate in effect as of October 31, 2021.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Issue in default.
(d)	Issue in non-accrual status.
(e)	Delayed delivery security.
(f)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2021.
(g)	Interest on these securities was subject to alternative minimum tax.
(h)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(i)	Floating rate—Rate shown was the rate in effect as of October 31, 2021.
(j)	Current yield as of October 31, 2021.
Futures Contracts
As of October 31, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(300)	December 2021	$ (39,905,005)	$ (39,210,937)	$ 694,068
U.S. Treasury Long Bonds	(175)	December 2021	(27,693,339)	(28,147,657)	(454,318)
Net Unrealized Appreciation					$ 239,750

1.	As of October 31, 2021, cash in the amount of $1,032,500 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2021.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments October 31, 2021† (continued)
Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CHF—Collegiate Housing Foundation
COMMWLTH GTD—Commonwealth Guaranteed
FHLMC—Federal Home Loan Mortgage Corp.
NATL—National Public Finance Guarantee Corp.
NATL-RE—National Public Finance Guarantee Corp.
TCRS—Transferable Custodial Receipts
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 1,212,004,934	$ —	$ 1,212,004,934
Short-Term Municipal Notes	—	16,286,529	—	16,286,529
Total Municipal Bonds	—	1,228,291,463	—	1,228,291,463
Closed-End Fund	—	15,000,000	—	15,000,000
Short-Term Investments
Unaffiliated Investment Companies	56,923,576	—	—	56,923,576
Total Investments in Securities	56,923,576	1,243,291,463	—	1,300,215,039
Other Financial Instruments
Futures Contracts (b)	694,068	—	—	694,068
Total Other Financial Instruments	694,068	—	—	694,068
Total Investments in Securities and Other Financial Instruments	$ 57,617,644	$ 1,243,291,463	$ —	$ 1,300,909,107
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (454,318)	$ —	$ —	$ (454,318)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay California Tax Free Opportunities Fund

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in securities, at value (identified cost $1,235,322,298)	$1,300,215,039
Cash collateral on deposit at broker for futures contracts	1,032,500
Receivables:
Interest	11,587,083
Fund shares sold	3,446,480
Other assets	12,506
Total assets	1,316,293,608
Liabilities
Due to custodian	208,481
Payables:
Investment securities purchased	31,260,781
Fund shares redeemed	1,711,651
Manager (See Note 3)	469,344
NYLIFE Distributors (See Note 3)	119,759
Transfer agent (See Note 3)	50,132
Variation margin on futures contracts	46,094
Professional fees	17,896
Shareholder communication	11,819
Trustees	1,296
Distributions payable	709,933
Total liabilities	34,607,186
Net assets	$1,281,686,422
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 117,195
Additional paid-in-capital	1,243,051,965
1,243,169,160
Total distributable earnings (loss)	38,517,262
Net assets	$1,281,686,422
Class A
Net assets applicable to outstanding shares	$444,627,909
Shares of beneficial interest outstanding	40,658,478
Net asset value per share outstanding	$ 10.94
Maximum sales charge (4.50% of offering price)	0.52
Maximum offering price per share outstanding	$ 11.46
Investor Class
Net assets applicable to outstanding shares	$ 554,457
Shares of beneficial interest outstanding	50,697
Net asset value per share outstanding	$ 10.94
Maximum sales charge (4.00% of offering price)	0.46
Maximum offering price per share outstanding	$ 11.40
Class C
Net assets applicable to outstanding shares	$ 58,263,285
Shares of beneficial interest outstanding	5,326,982
Net asset value and offering price per share outstanding	$ 10.94
Class C2
Net assets applicable to outstanding shares	$ 274,794
Shares of beneficial interest outstanding	25,120
Net asset value and offering price per share outstanding	$ 10.94
Class I
Net assets applicable to outstanding shares	$776,206,898
Shares of beneficial interest outstanding	70,972,599
Net asset value and offering price per share outstanding	$ 10.94
Class R6
Net assets applicable to outstanding shares	$ 1,759,079
Shares of beneficial interest outstanding	160,753
Net asset value and offering price per share outstanding	$ 10.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Interest	$30,913,030
Expenses
Manager (See Note 3)	5,619,814
Distribution/Service—Class A (See Note 3)	1,054,610
Distribution/Service—Investor Class (See Note 3)	1,668
Distribution/Service—Class C (See Note 3)	312,069
Distribution/Service—Class C2 (See Note 3)	1,276
Transfer agent (See Note 3)	292,397
Professional fees	103,372
Custodian	45,498
Trustees	27,192
Shareholder communication	26,993
Registration	25,081
Insurance	9,675
Miscellaneous	31,280
Total expenses before waiver/reimbursement	7,550,925
Expense waiver/reimbursement from Manager (See Note 3)	(201,789)
Net expenses	7,349,136
Net investment income (loss)	23,563,894
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	1,727,255
Futures transactions	3,985,570
Net realized gain (loss)	5,712,825
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	16,531,053
Futures contracts	(351,623)
Net change in unrealized appreciation (depreciation)	16,179,430
Net realized and unrealized gain (loss)	21,892,255
Net increase (decrease) in net assets resulting from operations	$45,456,149
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay California Tax Free Opportunities Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 23,563,894	$ 19,311,828
Net realized gain (loss)	5,712,825	(8,349,814)
Net change in unrealized appreciation (depreciation)	16,179,430	11,566,222
Net increase (decrease) in net assets resulting from operations	45,456,149	22,525,236
Distributions to shareholders:
Class A	(9,302,283)	(8,444,924)
Investor Class	(14,682)	(15,590)
Class C	(1,214,752)	(1,330,416)
Class C2	(3,396)	(85)
Class I	(17,897,833)	(14,540,611)
Class R6	(56,750)	(69,947)
Total distributions to shareholders	(28,489,696)	(24,401,573)
Capital share transactions:
Net proceeds from sales of shares	418,185,878	560,826,541
Net asset value of shares issued to shareholder in reinvestment of distributions	19,857,013	16,605,174
Cost of shares redeemed	(268,437,712)	(255,608,127)
Increase (decrease) in net assets derived from capital share transactions	169,605,179	321,823,588
Net increase (decrease) in net assets	186,571,632	319,950,251
Net Assets
Beginning of year	1,095,114,790	775,164,539
End of year	$1,281,686,422	$1,095,114,790
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.75	$ 10.76	$ 10.12	$ 10.29	$ 10.48
Net investment income (loss)	0.20(a)	0.23	0.28	0.31	0.32
Net realized and unrealized gain (loss)	0.23	0.03	0.64	(0.17)	(0.19)
Total from investment operations	0.43	0.26	0.92	0.14	0.13
Less distributions:
From net investment income	(0.24)	(0.27)	(0.28)	(0.31)	(0.32)
Net asset value at end of year	$ 10.94	$ 10.75	$ 10.76	$ 10.12	$ 10.29
Total investment return (b)	4.05%	2.46%	9.20%	1.39%	1.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.80%	1.97%	2.65%	3.04%	3.17%
Net expenses (c)	0.74%	0.75%	0.75%	0.75%	0.75%
Expenses (before waiver/reimbursement) (c)	0.76%	0.80%	0.81%	0.82%	0.82%
Portfolio turnover rate	17%(d)	29%(d)	47%(d)	32%	83%
Net assets at end of year (in 000’s)	$ 444,628	$ 373,966	$ 292,589	$ 145,668	$ 107,278

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.76	$ 10.76	$ 10.12	$ 10.29	$ 10.49
Net investment income (loss)	0.18(a)	0.23	0.28	0.31	0.32
Net realized and unrealized gain (loss)	0.24	0.04	0.64	(0.17)	(0.20)
Total from investment operations	0.42	0.27	0.92	0.14	0.12
Less distributions:
From net investment income	(0.24)	(0.27)	(0.28)	0.31	(0.32)
Net asset value at end of year	$ 10.94	$ 10.76	$ 10.76	$ 10.12	$ 10.29
Total investment return (b)	3.93%	2.53%	9.18%	1.36%	1.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.61%	1.95%	2.65%	3.03%	3.15%
Net expenses (c)	0.76%	0.77%	0.77%	0.78%	0.79%
Expenses (before waiver/reimbursement) (c)	0.78%	0.82%	0.83%	0.85%	0.86%
Portfolio turnover rate	17%(d)	29%(d)	47%(d)	32%	83%
Net assets at end of year (in 000's)	$ 554	$ 672	$ 506	$ 343	$ 285

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay California Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.76	$ 10.77	$ 10.12	$ 10.29	$ 10.48
Net investment income (loss)	0.17(a)	0.19	0.25	0.28	0.30
Net realized and unrealized gain (loss)	0.22	0.04	0.65	(0.17)	(0.19)
Total from investment operations	0.39	0.23	0.90	0.11	0.11
Less distributions:
From net investment income	(0.21)	(0.24)	(0.25)	(0.28)	(0.30)
Net asset value at end of year	$ 10.94	$ 10.76	$ 10.77	$ 10.12	$ 10.29
Total investment return (b)	3.67%	2.18%	9.01%	1.11%	1.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54%	1.70%	2.38%	2.76%	2.89%
Net expenses (c)	1.01%	1.02%	1.02%	1.03%	1.04%
Expenses (before waiver/reimbursement) (c)	1.03%	1.07%	1.08%	1.10%	1.11%
Portfolio turnover rate	17%(d)	29%(d)	47%(d)	32%	83%
Net assets at end of year (in 000’s)	$ 58,263	$ 61,662	$ 52,964	$ 29,450	$ 26,623

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,	August 31, 2020^ through October 31,
Class C2	2021	2020
Net asset value at beginning of period	$ 10.75	$ 10.83
Net investment income (loss)	0.28(a)	0.03
Net realized and unrealized gain (loss)	0.11	(0.07)
Total from investment operations	0.39	(0.04)
Less distributions:
From net investment income	(0.20)	(0.04)
Net asset value at end of period	$ 10.94	$ 10.75
Total investment return (b)	3.59%	(0.40)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.56%	1.49%††
Net expenses (c)	1.16%	1.16%††
Expenses (before waiver/reimbursement) (c)	1.18%	1.22%††
Portfolio turnover rate (d)	17%	29%
Net assets at end of period (in 000’s)	$ 275	$ 25

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.76	$ 10.76	$ 10.12	$ 10.29	$ 10.48
Net investment income (loss)	0.23(a)	0.28	0.31	0.34	0.35
Net realized and unrealized gain (loss)	0.22	0.02	0.64	(0.17)	(0.19)
Total from investment operations	0.45	0.30	0.95	0.17	0.16
Less distributions:
From net investment income	(0.27)	(0.30)	(0.31)	(0.34)	(0.35)
Net asset value at end of year	$ 10.94	$ 10.76	$ 10.76	$ 10.12	$ 10.29
Total investment return (b)	4.21%	2.81%	9.48%	1.65%	1.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.05%	2.20%	2.91%	3.29%	3.42%
Net expenses (c)	0.49%	0.50%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement) (c)	0.51%	0.55%	0.56%	0.57%	0.57%
Portfolio turnover rate	17%(d)	29%(d)	47%(d)	32%	83%
Net assets at end of year (in 000’s)	$ 776,207	$ 655,579	$ 429,106	$ 228,220	$ 148,819

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,	November 1, 2019^ through October 31,
Class R6	2021	2020
Net asset value at beginning of year	$ 10.76	$ 10.77
Net investment income (loss)	0.21(a)	0.25
Net realized and unrealized gain (loss)	0.24	0.04
Total from investment operations	0.45	0.29
Less distributions:
From net investment income	(0.27)	(0.30)
Net asset value at end of year	$ 10.94	$ 10.76
Total investment return (b)	4.23%	2.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.86%	2.25%
Net expenses (c)	0.47%	0.48%
Expenses (before waiver/reimbursement) (c)	0.49%	0.53%
Portfolio turnover rate (d)	17%	29%
Net assets at end of year (in 000’s)	$ 1,759	$ 3,211

^	Inception date.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay MacKay California Tax Free Opportunities Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay California Tax Free Opportunities Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 28, 2013
Investor Class	February 28, 2013
Class C	February 28, 2013
Class C2	August 31, 2020
Class I	February 28, 2013
Class R6	November 1, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares based on a shareholder’s account balance as described in the Fund’s prospectus. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from federal and California income taxes.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect

41

Notes to Financial Statements (continued)
to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based

42	MainStay MacKay California Tax Free Opportunities Fund

measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro
43

Notes to Financial Statements (continued)
rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2021, are shown in the Portfolio of Investments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of October 31, 2021, are shown in the Portfolio of Investments.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has

44	MainStay MacKay California Tax Free Opportunities Fund

passed certain relief packages, such as the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include more than $5 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19. Puerto Rico has reached agreements with the majority of its bondholders relating to restructuring of the Commonwealth Employee Retirement System, Commonwealth of Puerto Rico, Public Building Authority, Convention Center, Highway Authority, and Infrastructure Financing Authority. Under the terms of these agreements, amounts due to bondholders, including the Fund, may be substantially lower than the original investment. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board for Puerto Rico or the Commonwealth itself could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed significantly during the past year due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2021, 54.1% of the Puerto Rico municipal securities held by the Fund were insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$694,068	$694,068
Total Fair Value	$694,068	$694,068

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(454,318)	$(454,318)
Total Fair Value	$(454,318)	$(454,318)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$3,985,570	$3,985,570
Total Net Realized Gain (Loss)	$3,985,570	$3,985,570

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(351,623)	$(351,623)
Total Net Change in Unrealized Appreciation (Depreciation)	$(351,623)	$(351,623)

Average Notional Amount	Total
Futures Contracts Short	$(58,080,935)
45

Notes to Financial Statements (continued)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Effective February 28, 2021, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $1 billion; 0.43% from $1 billion up to $3 billion and 0.42% in excess of $3 billion. During the year ended October 31, 2021, the effective management fee rate was 0.46% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
Prior to February 28, 2021, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion and 0.48% in excess of $1 billion.
Prior to February 28, 2021, New York Life Investments had contractually agreed to waive a portion of its management fee so that the management fee would not exceed the Fund’s average daily net assets as follows: 0.45% up to $1 billion and 0.43% in excess of $1 billion.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C, Class C2 and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $5,619,814 and waived fees and/or reimbursed expenses in the amount of $201,789 and paid the Subadvisor fees in the amount of $2,731,114.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C2 shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

46	MainStay MacKay California Tax Free Opportunities Fund

(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $10,607 and $825, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2021, of $68,663 and $7,677, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 96,985	$—
Investor Class	291	—
Class C	27,212	—
Class C2	85	—
Class I	167,734	—
Class R6	90	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$25,756	9.4%
Class R6	26,708	1.5
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,248,631,373	$55,077,634	$(3,493,968)	$51,583,666
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$727,396	$(13,083,867)	$(709,933)	$51,583,666	$38,517,262
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts, cumulative bond amortization, and wash sales adjustments. The other temporary differences are primarily due to dividends payable.
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $13,083,867 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$12,350	$733
The Fund utilized $4,821,266 of capital loss carryforwards during the year ended October 31, 2021.
47

Notes to Financial Statements (continued)
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$ 768,763	$ 344,603
Exempt Interest Dividends	27,720,933	24,056,970
Total	$28,489,696	$24,401,573
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,909 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $358,647 and $198,162, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	12,129,617	$ 133,832,552
Shares issued to shareholders in reinvestment of distributions	689,377	7,594,800
Shares redeemed	(6,991,630)	(77,063,811)
Net increase (decrease) in shares outstanding before conversion	5,827,364	64,363,541
Shares converted into Class A (See Note 1)	114,504	1,276,207
Shares converted from Class A (See Note 1)	(55,852)	(609,652)
Net increase (decrease)	5,886,016	$ 65,030,096
Year ended October 31, 2020:
Shares sold	15,364,215	$ 165,522,071
Shares issued to shareholders in reinvestment of distributions	646,812	6,952,966
Shares redeemed	(8,397,726)	(87,737,921)
Net increase (decrease) in shares outstanding before conversion	7,613,301	84,737,116
Shares converted into Class A (See Note 1)	12,481	134,788
Shares converted from Class A (See Note 1)	(35,652)	(389,338)
Net increase (decrease)	7,590,130	$ 84,482,566

48	MainStay MacKay California Tax Free Opportunities Fund

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	14,817	$ 163,273
Shares issued to shareholders in reinvestment of distributions	1,305	14,374
Shares redeemed	(5,242)	(57,745)
Net increase (decrease) in shares outstanding before conversion	10,880	119,902
Shares converted into Investor Class (See Note 1)	367	4,024
Shares converted from Investor Class (See Note 1)	(23,046)	(254,911)
Net increase (decrease)	(11,799)	$ (130,985)
Year ended October 31, 2020:
Shares sold	34,785	$ 373,425
Shares issued to shareholders in reinvestment of distributions	1,428	15,340
Shares redeemed	(9,830)	(106,319)
Net increase (decrease) in shares outstanding before conversion	26,383	282,446
Shares converted into Investor Class (See Note 1)	1,596	15,719
Shares converted from Investor Class (See Note 1)	(12,481)	(134,788)
Net increase (decrease)	15,498	$ 163,377

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	832,531	$ 9,166,279
Shares issued to shareholders in reinvestment of distributions	84,200	927,733
Shares redeemed	(1,311,739)	(14,451,128)
Net increase (decrease) in shares outstanding before conversion	(395,008)	(4,357,116)
Shares converted from Class C (See Note 1)	(10,620)	(118,247)
Net increase (decrease)	(405,628)	$ (4,475,363)
Year ended October 31, 2020:
Shares sold	2,081,990	$ 22,255,317
Shares issued to shareholders in reinvestment of distributions	94,756	1,018,484
Shares redeemed	(1,358,716)	(14,447,185)
Net increase (decrease) in shares outstanding before conversion	818,030	8,826,616
Shares converted from Class C (See Note 1)	(5,258)	(57,004)
Net increase (decrease)	812,772	$ 8,769,612

Class C2	Shares	Amount
Year ended October 31, 2021:
Shares sold	22,632	$ 248,457
Shares issued to shareholders in reinvestment of distributions	308	3,396
Shares redeemed	(136)	(1,496)
Net increase (decrease)	22,804	$ 250,357
Period ended October 31, 2020:(a)
Shares sold	2,308	$ 25,000
Shares issued to shareholders in reinvestment of distributions	8	85
Net increase (decrease)	2,316	$ 25,085

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	24,818,215	$ 273,702,977
Shares issued to shareholders in reinvestment of distributions	1,021,770	11,260,199
Shares redeemed	(15,876,495)	(175,130,908)
Net increase (decrease) in shares outstanding before conversion	9,963,490	109,832,268
Shares converted into Class I (See Note 1)	56,613	618,065
Net increase (decrease)	10,020,103	$ 110,450,333
Year ended October 31, 2020:
Shares sold	34,582,281	$ 368,151,490
Shares issued to shareholders in reinvestment of distributions	794,861	8,548,352
Shares redeemed	(14,328,906)	(152,011,170)
Net increase (decrease) in shares outstanding before conversion	21,048,236	224,688,672
Shares converted into Class I (See Note 1)	39,319	430,623
Net increase (decrease)	21,087,555	$ 225,119,295

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	97,201	$ 1,072,340
Shares issued to shareholders in reinvestment of distributions	5,129	56,511
Shares redeemed	(158,095)	(1,732,624)
Net increase (decrease) in shares outstanding before conversion	(55,765)	(603,773)
Shares converted from Class R6 (See Note 1)	(81,959)	(915,486)
Net increase (decrease)	(137,724)	$ (1,519,259)
Period ended October 31, 2020:(b)
Shares sold	412,645	$ 4,499,238
Shares issued to shareholders in reinvestment of distributions	6,522	69,947
Shares redeemed	(120,690)	(1,305,532)
Net increase (decrease)	298,477	$ 3,263,653

(a)	The inception date of the class was August 31, 2020.
(b)	The inception date of the class was November 1, 2019.
49

Notes to Financial Statements (continued)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
50	MainStay MacKay California Tax Free Opportunities Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay California Tax Free Opportunities Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
51

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 97.3% of the ordinary income dividends paid during its fiscal year ended October 31, 2021 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
52	MainStay MacKay California Tax Free Opportunities Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
53

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
54	MainStay MacKay California Tax Free Opportunities Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
55

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
56	MainStay MacKay California Tax Free Opportunities Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1716277MS180-21	MSCTF11-12/21
(NYLIM) NL237

MainStay MacKay High Yield Municipal Bond Fund

Message from the President and Annual Report
October 31, 2021
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Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	3/31/2010	4.03%	4.25%	6.18%	0.86%
		Excluding sales charges		8.93	5.21	6.67	0.86
Investor Class Shares[2]	Maximum 4% Initial Sales Charge	With sales charges	3/31/2010	4.57	4.24	6.16	0.87
		Excluding sales charges		8.92	5.20	6.65	0.87
Class C Shares	Maximum 1% CDSC	With sales charges	3/31/2010	7.20	4.42	5.85	1.62
	if Redeemed Within One Year of Purchase	Excluding sales charges		8.20	4.42	5.85	1.62
Class I Shares	No Sales Charge		3/31/2010	9.20	5.48	6.94	0.61
Class R6 Shares	No Sales Charge		11/1/2019	9.34	N/A	5.49	0.56

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg Municipal Bond Index[1]	2.64%	3.41%	3.88%
Bloomberg High Yield Municipal Bond Index[2]	10.68	6.18	6.65
High Yield Municipal Bond Composite Index[3]	7.40	5.09	5.56
Morningstar High Yield Muni Category Average[4]	7.98	4.34	5.34

1.	The Bloomberg Municipal Bond Index is the Fund's primary broadbased securities market index for comparison purposes. The Bloomberg Municipal Bond Index is considered representative of the broadbased market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Fund has selected the Bloomberg High Yield Municipal Bond Index as an additional benchmark. The Bloomberg Municipal High Yield Bond Index is a flagship measure of the non-investment grade and non-rated U.S. dollar-denominated tax-exempt bond market.
3.	The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. The High Yield Municipal Bond Composite Index consists of the Bloomberg High Yield Municipal Bond Index and the Bloomberg Municipal Bond Index weighted 60%/40%, respectively. The Bloomberg High Yield Municipal Bond Index is made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar High Yield Muni Category Average is representative of Funds that invest a substantial portion of assets in high-income municipal securities that are not rated or that are rated at the level of or below BBB by a major ratings agency such as Standard & Poor’s or Moody’s. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Municipal Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,014.80	$4.27	$1,020.97	$4.28	0.84%
Investor Class Shares	$1,000.00	$1,014.80	$4.32	$1,020.92	$4.33	0.85%
Class C Shares	$1,000.00	$1,011.70	$8.11	$1,017.14	$8.13	1.60%
Class I Shares	$1,000.00	$1,016.10	$3.00	$1,022.23	$3.01	0.59%
Class R6 Shares	$1,000.00	$1,017.10	$2.75	$1,022.48	$2.75	0.54%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2021 (Unaudited)
Puerto Rico	13.9%
Illinois	10.2
California	9.9
New York	9.5
Texas	6.0
New Jersey	5.0
Ohio	4.7
Pennsylvania	4.1
Wisconsin	2.9
Florida	2.8
Colorado	2.4
Georgia	2.1
Michigan	2.0
Virginia	1.9
District of Columbia	1.9
Massachusetts	1.6
North Carolina	1.3
Arizona	1.3
Minnesota	1.1
Washington	1.0
Utah	0.9
U.S. Virgin Islands	0.8
Missouri	0.8
Kentucky	0.8
Tennessee	0.8
South Carolina	0.7
Guam	0.7
Iowa	0.7
Arkansas	0.7
Alabama	0.6%
Connecticut	0.5
Maryland	0.5
North Dakota	0.4
Delaware	0.4
Indiana	0.4
Hawaii	0.4
Louisiana	0.3
West Virginia	0.3
Multi–State	0.2
Alaska	0.2
Nevada	0.2
New Hampshire	0.2
Montana	0.2
Rhode Island	0.2
Kansas	0.2
Mississippi	0.2
Oregon	0.1
Maine	0.1
New Mexico	0.1
Oklahoma	0.1
Vermont	0.1
Idaho	0.0‡
South Dakota	0.0‡
Short–Term Investments	2.5
Other Assets, Less Liabilities	–0.9
100.0%
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	Metropolitan Pier & Exposition Authority, (zero coupon)-5.00%, due 12/15/31–6/15/57
2.	Puerto Rico Sales Tax Financing Corp., (zero coupon)-5.00%, due 7/1/31–7/1/58
3.	Metropolitan Transportation Authority, 0.04%-5.00%, due 9/1/22–11/15/54
4.	Commonwealth of Puerto Rico, 4.00%-6.50%, due 7/1/18–7/1/41
5.	Public Finance Authority, (zero coupon)-7.00%, due 10/1/22–1/1/60
6.	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 3.75%-6.00%, due 7/1/22–7/1/47
7.	Tender Option Bond Trust Receipts/Certificates, 0.07%-0.10%, due 12/15/26–11/15/53
8.	Chicago Board of Education, (zero coupon)-7.00%, due 12/1/26–12/1/46
9.	Puerto Rico Electric Power Authority, 0.608%-7.00%, due 7/1/19–7/1/43
10.	Puerto Rico Public Buildings Authority, 4.75%-7.00%, due 7/1/17–7/1/42

8	MainStay MacKay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay High Yield Municipal Bond Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay MacKay High Yield Municipal Bond Fund returned 9.20%, outperforming the 2.64% return of the Fund’s primary benchmark, the Bloomberg Municipal Bond Index (the "Index"). During the same period, Class I shares outperformed the 7.40% return of the Fund's secondary benchmark, the High Yield Municipal Bond Composite Index, and underperformed the 10.68% return of the Bloomberg High Yield Municipal Bond Index, an additional benchmark of the Fund. For the 12 months ended October 31, 2021, Class I shares outperformed the 7.98% return of the Morningstar High Yield Muni Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, there was increased municipal demand with the availability of COVID-19 vaccines and growing expectations that the American Rescue Plan Act of 2021 could have a potentially massive impact on the fiscal health of states, local governments, and an array of municipal government agencies and authorities. While tax-exempt and taxable investment-grade municipal bonds posted positive returns, the high-yield segment of the market outperformed both, as investors extended out the yield curve2 and went down the rating scale looking for yield. Performance among long-end maturities also outperformed short-end maturities, and states Illinois and New Jersey outperformed the overall municipal market.
The Fund outperformed the Bloomberg Municipal Bond Index primarily due to security selection, stemming from the team’s actively managed approach with deep credit research at its core. The Fund’s underweight allocation to higher-quality bonds and overweight allocation to bonds rated BBB and BB made one of the largest positive contributions to relative performance.3 (Contributions take weightings and total returns into account.) From a geographic perspective, overweight exposure and security selection in holdings from Puerto Rico and Illinois aided relative performance, as did overweight exposure and security selection to the long end of the curve.
What was the Fund’s duration4 strategy during the reporting period?
During the reporting period, the Fund held a longer duration posture relative to the Index. The Fund’s duration was targeted to remain in a neutral range relative to its investable universe as outlined in the Prospectus. In addition to investment-grade bonds, the Fund normally invests a substantial amount of its assets in municipal securities rated below investment grade. Since the Fund’s investable universe is broader than that of the Index, the Fund’s duration may also differ from the Index. At the end of the reporting period, the Fund's modified duration to worst5 was 5.21 years while the Index modified duration to worst was 4.81 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Security selection in the education, state general obligation and electric sectors made positive contributions to the Fund’s relative performance. Conversely, the most significant detractor was the Fund’s cash allocation. The Fund held cash reserves and therefore liquidity, which make it well positioned to take advantage of future dislocations. The Fund held small positions in the resource recovery, incremental and housing sectors, which contributed the least to relative performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale was considered significant, although sector overweights or security structure, in their entirety, did impact the Fund's performance during the reporting period.
How did the Fund’s weightings change during the reporting period?
During the reporting period, the Fund increased its sector exposure to leasing, state general obligation and transportation.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

The Fund also increased geographic exposure to Puerto Rico and New York, credit exposure to bonds rated AA,6 and maturity exposure to bonds less than one year and greater than 30 years.
Conversely, the Fund decreased sector exposure to prerefunded/ETM (escrowed to maturity), hospital and education. The Fund decreased state exposure to Illinois, California and Florida, as well as maturity exposure to 25-to-30 year bonds. Lastly, the Fund decreased credit exposure to bonds rated BBB and B.7
How was the Fund positioned at the end of the reporting period?
As of October 31, 2021, the Fund held overweight positions relative to the Bloomberg Municipal Bond Index in the tobacco and hospital sectors, and in bonds from Puerto Rico and Illinois. The Fund also held an overweight position in credits rated BBB, and in bonds with maturities of 25-to-30 years.
As of the same date, the Fund held underweight exposures in states New York and California, as well as state general obligation and local general obligation sectors. Lastly, the Fund held underweight positions in securities rated AA and in bonds with maturities of five-to-10 years.
6.	An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay High Yield Municipal Bond Fund

Portfolio of Investments October 31, 2021†
	Principal Amount	Value
Municipal Bonds 96.6%
Long-Term Municipal Bonds 86.8%
Alabama 0.6%
Alabama Special Care Facilities Financing Authority-Birmingham AL, Methodist Home for the Aging, Revenue Bonds
5.75%, due 6/1/45	$ 1,250,000	$ 1,301,903
County of Jefferson AL, Sewer, Revenue Bonds, Senior Lien
Series A, Insured: AGM
5.50%, due 10/1/53	11,960,000	13,241,049
County of Jefferson AL, Sewer, Revenue Bonds, Sub. Lien
Series D
6.00%, due 10/1/42	2,500,000	2,857,086
Homewood Educational Building Authority, Samford University Project, Revenue Bonds
Series A
4.00%, due 12/1/33	400,000	465,685
Series A
4.00%, due 12/1/35	1,000,000	1,151,457
Series A
4.00%, due 12/1/36	615,000	706,642
Series A
4.00%, due 12/1/37	650,000	744,984
Series A
4.00%, due 12/1/39	1,760,000	2,008,686
Series A
4.00%, due 12/1/41	2,750,000	3,125,390
Montgomery Educational Building Authority, Faulkner University, Revenue Bonds
Series A
5.00%, due 10/1/43	5,080,000	5,444,109
Prichard Water Works & Sewer Board, Revenue Bonds
4.00%, due 11/1/49	3,000,000	3,260,699
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Revenue Bonds (a)
Series A
4.50%, due 5/1/32	4,645,000	4,971,117
Series A
5.25%, due 5/1/44	32,250,000	37,136,191
		76,414,998
	Principal Amount	Value

Alaska 0.2%
Alaska Industrial Development & Export Authority, Tanana Chiefs Conference Project, Revenue Bonds
Series A
4.00%, due 10/1/44	$ 10,000,000	$ 11,167,693
Series A
4.00%, due 10/1/49	6,140,000	6,815,837
Alaska Industrial Development & Export Authority, Interior Gas Utility Project, Revenue Bonds
Series A
5.00%, due 6/1/40	1,795,000	2,018,977
Series A
5.00%, due 6/1/50	3,485,000	3,869,126
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series A, Class 1
4.00%, due 6/1/50	2,255,000	2,505,000
Series B-1, Class 2
4.00%, due 6/1/50	1,500,000	1,654,823
		28,031,456
Arizona 1.3%
Arizona Health Facilities Authority, Phoenix Children's Hospital, Revenue Bonds
Series A
5.00%, due 2/1/42	7,945,000	8,037,236
Arizona Industrial Development Authority, GreatHearts Arizona Project, Revenue Bonds
Series A, Insured: SD CRED PROG
3.00%, due 7/1/46	4,565,000	4,706,711
Series A, Insured: SD CRED PROG
3.00%, due 7/1/52	9,875,000	10,149,179
Arizona Industrial Development Authority, Provident Group, NCCU Properties LLC, Central University Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 6/1/44	2,500,000	2,802,809

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Arizona Industrial Development Authority, Provident Group, NCCU Properties LLC, Central University Project, Revenue Bonds (continued)
Series A, Insured: BAM
5.00%, due 6/1/58	$ 5,750,000	$ 6,876,430
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC, Revenue Bonds
Series A
4.00%, due 11/1/46	3,400,000	3,902,531
Series A
4.00%, due 11/1/51	10,000,000	11,431,980
Arizona Industrial Development Authority, University of Indianapolis, Health Pavilion Project, Revenue Bonds
Series A
4.00%, due 10/1/49	1,000,000	1,109,312
Series A
5.00%, due 10/1/45	1,875,000	2,241,366
Arizona Industrial Development Authority, Macombs Facility Project, Revenue Bonds
Series A
4.00%, due 7/1/61	6,500,000	7,031,683
Arizona Industrial Development Authority, Jerome Facility Project, Revenue Bonds
Series B
4.00%, due 7/1/61	1,000,000	1,048,886
Arizona Industrial Development Authority, Idaho State Tax Commission, Linder Village Project, Revenue Bonds
5.00%, due 6/1/31 (a)	4,000,000	4,665,386
Arizona Industrial Development Authority, Arizona Agribusiness and Equine Center, Inc., Revenue Bonds (a)
Series B
5.00%, due 3/1/37	3,280,000	3,733,667
Series B
5.00%, due 3/1/42	3,435,000	3,870,142
	Principal Amount	Value

Arizona (continued)
Arizona Industrial Development Authority, Mater Academy of Nevada, Bonanza Campus Project, Revenue Bonds
Series A
5.00%, due 12/15/50 (a)	$ 1,500,000	$ 1,690,982
Arizona Industrial Development Authority, Provident Group, Eastern Michigan University Parking Project, Revenue Bonds
5.00%, due 5/1/51	1,000,000	1,038,633
Arizona Industrial Development Authority, Basis Schools Project, Revenue Bonds
Series A
5.375%, due 7/1/50 (a)	1,500,000	1,709,959
Arizona Industrial Development Authority, American Charter Schools Foundation, Revenue Bonds (a)
6.00%, due 7/1/37	3,035,000	3,660,261
6.00%, due 7/1/47	6,935,000	8,229,327
City of Phoenix AZ, Basis Schools Project, Revenue Bonds (a)
Series A
5.00%, due 7/1/35	1,700,000	1,884,351
Series A
5.00%, due 7/1/45	1,000,000	1,099,869
Series A
5.00%, due 7/1/46	4,120,000	4,529,934
City of Phoenix AZ, Downtown Phoenix Student Housing LLC, Revenue Bonds
Series A
5.00%, due 7/1/37	1,000,000	1,179,435
Series A
5.00%, due 7/1/59	2,200,000	2,569,664
City of Phoenix AZ, Villa Montessori, Inc. Project, Revenue Bonds
5.00%, due 7/1/45	2,150,000	2,357,034
City of Phoenix AZ, Espiritu Community Development Corp., Revenue Bonds
Series A
6.25%, due 7/1/36	870,000	870,933

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds
6.00%, due 7/1/43	$ 2,450,000	$ 2,617,860
Glendale Industrial Development Authority, Midwestern University Foundation, Revenue Bonds
Series A
2.125%, due 7/1/33 (b)	2,000,000	1,951,409
Glendale Industrial Development Authority, People of Faith, Inc. Obligated Group, Revenue Bonds
Series A
5.00%, due 5/15/56	8,500,000	9,516,094
Industrial Development Authority of the County of Pima (The), Charter Schools Project, Revenue Bonds
Series Q
5.375%, due 7/1/31	1,810,000	1,848,691
Industrial Development Authority of the County of Pima (The), American Leadership AC, Revenue Bonds
5.625%, due 6/15/45 (a)	3,985,000	4,290,034
Maricopa County Industrial Development Authority, Horizon Community Learning Center, Revenue Bonds
5.00%, due 7/1/35	3,000,000	3,274,227
Maricopa County Pollution Control Corp., El Paso Electric Co. Project, Revenue Bonds
Series A
3.60%, due 2/1/40	14,400,000	15,709,131
Series B
3.60%, due 4/1/40	9,000,000	9,818,207
Pinal County Industrial Development Authority, WOF SW GGP 1 LLC, Revenue Bonds (b)
Series A
(zero coupon), due 10/1/33 (a)	5,290,000	5,420,062
Series 0
(zero coupon), due 10/1/33	2,000,000	2,049,173
		158,922,588
	Principal Amount	Value

Arkansas 0.6%
Arkansas Development Finance Authority, Washington Regional Medical Center, Revenue Bonds
4.00%, due 2/1/42	$ 6,725,000	$ 7,543,913
Series C
5.00%, due 2/1/33	1,425,000	1,578,948
Series C
5.00%, due 2/1/35	1,170,000	1,292,334
Arkansas Development Finance Authority, Baptist Health, Revenue Bonds
4.00%, due 12/1/44	650,000	741,718
Arkansas Development Finance Authority, Big River Steel Project, Revenue Bonds
4.50%, due 9/1/49 (a)(b)	12,250,000	13,348,210
Arkansas Development Finance Authority, Big River Steel Project, Green Bond, Revenue Bonds
Series A
4.75%, due 9/1/49 (a)(b)	46,500,000	51,810,230
		76,315,353
California 7.8%
Alameda Corridor Transportation Authority, Revenue Bonds, Senior Lien
Series A, Insured: NATL-RE
(zero coupon), due 10/1/35	3,440,000	2,597,471
Antelope Valley Healthcare District, Antelope Valley Healthcare District Obligated Group, Revenue Bonds
Series A
5.00%, due 3/1/46	1,095,000	1,194,253
Bassett Unified School District, Capital Appreciation, Election 2004, Unlimited General Obligation
Series C, Insured: NATL-RE
(zero coupon), due 8/1/41	2,050,000	1,254,999
Series C, Insured: NATL-RE
(zero coupon), due 8/1/42	2,000,000	1,183,185
California Community Housing Agency, Fountains at Emerald, Revenue Bonds, Senior Lien
Series A-1
3.00%, due 8/1/56 (a)	2,500,000	2,333,209
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Community Housing Agency, Essential Housing, Revenue Bonds
Series A
4.00%, due 2/1/56 (a)	$ 2,000,000	$ 2,083,578
California Community Housing Agency, Essential Housing, Revenue Bonds, Senior Lien (a)
Series A1
4.00%, due 2/1/56	14,000,000	14,810,596
Series A-1
4.00%, due 2/1/56	1,500,000	1,584,285
California Community Housing Agency, Essential Housing, Serenity at Larkspur Apartments, Revenue Bonds
Series A
5.00%, due 2/1/50 (a)	11,345,000	12,554,009
California Community Housing Agency, Essential Housing Arbors Apartments, Revenue Bonds
Series A
5.00%, due 8/1/50 (a)	3,000,000	3,350,780
California Infrastructure and Economic Development Bank, Equitable School Revolving Fund LLC, Revenue Bonds
Series B
4.00%, due 11/1/46	1,700,000	1,974,293
Series B
4.00%, due 11/1/51	1,750,000	2,024,191
Series B
4.00%, due 11/1/56	1,000,000	1,146,072
California Infrastructure and Economic Development Bank, Wonderful Foundations Charter School Portfolio Project, Revenue Bonds
Series A
5.00%, due 1/1/55 (a)	3,325,000	3,666,073
California Municipal Finance Authority, HumanGood California Obligated Group, Revenue Bonds
3.00%, due 10/1/49	9,170,000	9,151,634
	Principal Amount	Value

California (continued)
California Municipal Finance Authority, Orchard Park Student Housing Project, Revenue Bonds
Insured: BAM
3.00%, due 5/15/54	$ 2,150,000	$ 2,207,207
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds
Series A, Insured: AGM
3.25%, due 12/31/32 (b)	5,965,000	6,438,846
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds
4.00%, due 7/15/29 (b)	21,275,000	23,983,010
California Municipal Finance Authority, William Jessup University, Revenue Bonds
5.00%, due 8/1/28	1,000,000	1,131,736
5.00%, due 8/1/48	2,675,000	2,924,192
California Municipal Finance Authority, LINX APM Project, Revenue Bonds, Senior Lien (b)
Series A
5.00%, due 12/31/43	36,000,000	42,992,953
Series B
5.00%, due 6/1/48	3,000,000	3,540,655
California Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects (The), Revenue Bonds
Series A
5.00%, due 7/1/46 (a)	2,665,000	2,965,188
California Municipal Finance Authority, Northbay Healthcare Group, Revenue Bonds
Series A
5.00%, due 11/1/47	5,515,000	6,231,462
California Municipal Finance Authority, CHF-Davis I LLC, West Village Student Housing Project, Revenue Bonds
5.00%, due 5/15/48	20,000,000	23,890,718
5.00%, due 5/15/51	20,000,000	23,847,332
California Municipal Finance Authority, Healthright 360, Revenue Bonds
Series A
5.00%, due 11/1/49 (a)	2,000,000	2,174,158

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority, Partnerships to Uplift Community Project, Revenue Bonds
Series A
5.30%, due 8/1/47	$ 1,525,000	$ 1,550,424
California Municipal Finance Authority, Baptist University, Revenue Bonds (a)
Series A
5.375%, due 11/1/40	3,000,000	3,418,077
Series A
5.50%, due 11/1/45	6,000,000	6,820,207
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds
6.50%, due 11/1/41	1,000,000	1,003,606
California Public Finance Authority, Enso Village Project, Revenue Bonds (a)
Series B-2
2.375%, due 11/15/28	1,500,000	1,513,004
Series A
5.00%, due 11/15/46	700,000	795,219
California Public Finance Authority, California University of Science & Medicine Obligated Group, Revenue Bonds
Series A
6.25%, due 7/1/54 (a)	5,515,000	6,318,300
California Public Finance Authority, California University of Science & Medicine, Revenue Bonds
7.50%, due 7/1/36 (a)	9,500,000	10,951,838
California School Finance Authority, Sonoma County Junior College District Project, Revenue Bonds
Series A
2.75%, due 11/1/60	10,000,000	8,543,777
California School Finance Authority, Granada Hills Charter High School Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/48 (a)	675,000	739,495
	Principal Amount	Value

California (continued)
California School Finance Authority, High Tech High Learning Project, Revenue Bonds
Series A
5.00%, due 7/1/49 (a)	$ 3,000,000	$ 3,360,037
California School Finance Authority, Aspire Public Schools Obligated Group, Revenue Bonds
Series A
5.00%, due 8/1/50 (a)	1,800,000	2,104,363
California School Finance Authority, Teach Public Schools Obligated Group, Revenue Bonds
Series A
5.00%, due 6/1/58 (a)	2,000,000	2,138,642
California Statewide Communities Development Authority, Community Infrastructure Program, Special Assessment
Series 2021 A
4.00%, due 9/2/41	2,000,000	2,271,173
California Statewide Communities Development Authority, Methodist Hospital of Southern California, Revenue Bonds
4.375%, due 1/1/48	2,185,000	2,443,120
5.00%, due 1/1/43	7,500,000	8,863,849
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (a)
Series A
5.00%, due 6/1/36	2,250,000	2,566,241
Series A
5.00%, due 6/1/46	2,000,000	2,254,798
Series A
5.00%, due 6/1/51	1,250,000	1,461,735
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds
Series A
5.00%, due 12/1/41 (a)	1,700,000	1,939,707
Series A
5.00%, due 12/1/46 (a)	4,545,000	5,174,401
Series A
5.25%, due 12/1/56 (a)	20,000,000	22,886,044
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds (continued)
Series A
5.50%, due 12/1/54	$ 3,800,000	$ 4,298,626
Series A
5.50%, due 12/1/58 (a)	24,275,000	29,469,146
California Statewide Communities Development Authority, Redlands Community Hospital, Revenue Bonds
5.00%, due 10/1/46	1,560,000	1,791,059
California Statewide Communities Development Authority, Irvine Campus Apartments, Revenue Bonds
5.00%, due 5/15/50	2,000,000	2,342,682
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.625%, due 11/1/33	680,000	734,848
5.875%, due 11/1/43	435,000	469,086
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A
6.375%, due 11/1/43	3,535,000	3,863,294
Series A
7.50%, due 11/1/41	1,000,000	1,000,000
California Statewide Financing Authority, Tobacco Settlement Asset Backed, Revenue Bonds
Series C
(zero coupon), due 6/1/55 (a)	128,700,000	11,928,688
Cathedral City Public Financing Authority, Capital Appreciation, Tax Allocation
Series A, Insured: NATL-RE
(zero coupon), due 8/1/23	925,000	912,721
Series A, Insured: NATL-RE
(zero coupon), due 8/1/26	1,085,000	1,017,711
	Principal Amount	Value

California (continued)
City of Los Angeles CA, Department of Airports, Revenue Bonds, Senior Lien
Series C
4.00%, due 5/15/50 (b)	$ 29,845,000	$ 33,802,972
City of San Buenaventura CA, Community Memorial Health System, Revenue Bonds
7.50%, due 12/1/41	6,150,000	6,185,869
CSCDA Community Improvement Authority, Union South Bay, Revenue Bonds
Series S
4.00%, due 7/1/56 (a)	2,750,000	2,845,825
CSCDA Community Improvement Authority, The Link-Glendale, Revenue Bonds
Series A-2
4.00%, due 7/1/56 (a)	7,500,000	7,742,585
CSCDA Community Improvement Authority, Revenue Bonds (a)
Series A
4.00%, due 8/1/56	6,500,000	6,779,014
Series A
5.00%, due 7/1/51	16,000,000	18,036,656
CSCDA Community Improvement Authority, Oceanaire Long Beach, Revenue Bonds
4.00%, due 9/1/56 (a)	3,000,000	3,146,675
Davis Redevelopment Successor Agency, Davis Redevelopment Project, Tax Allocation
Series A
7.00%, due 12/1/36	1,375,000	1,382,466
Del Mar Race Track Authority, Revenue Bonds
5.00%, due 10/1/35	1,665,000	1,724,574
Fontana Unified School District, Unlimited General Obligation
Series C
(zero coupon), due 8/1/38	10,000,000	4,094,376
Series C
(zero coupon), due 8/1/39	17,900,000	6,897,462
Series C
(zero coupon), due 8/1/43	16,000,000	4,857,950
Series C
(zero coupon), due 8/1/44	8,000,000	2,295,109

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series B-2
3.50%, due 1/15/53	$ 13,715,000	$ 15,010,507
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series C
4.00%, due 1/15/43	5,248,000	5,963,958
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
4.00%, due 1/15/46	9,015,000	10,260,254
Series A
4.00%, due 1/15/46	52,153,000	59,356,962
Golden State Tobacco Securitization Corp., Revenue Bonds
Series B
(zero coupon), due 6/1/47	625,000,000	142,632,312
Series A-1
3.50%, due 6/1/36	5,635,000	5,695,260
Series A-1
5.00%, due 6/1/47	20,385,000	20,874,493
Series A-2
5.00%, due 6/1/47	33,460,000	34,263,415
Series A-1
5.25%, due 6/1/47	4,000,000	4,103,062
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series A-2
5.30%, due 6/1/37 (c)	20,365,000	20,864,331
Hastings Campus Housing Finance Authority, Green Bond, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/61	60,000,000	68,846,700
Independent Cities Finance Authority, Sales Tax, Revenue Bonds
Insured: AGM
4.00%, due 6/1/51 (a)	1,250,000	1,421,186
	Principal Amount	Value

California (continued)
Inland Empire Tobacco Securitization Corp., Revenue Bonds
Series D
(zero coupon), due 6/1/57	$ 275,450,000	$ 23,815,517
Riverside County Transportation Commission, Revenue Bonds, Second Lien
Series C
4.00%, due 6/1/47	4,000,000	4,552,972
Riverside County Transportation Commission, Revenue Bonds, Senior Lien
Series A
5.75%, due 6/1/48	1,480,000	1,606,000
Rohnerville School District, Election 2010, Unlimited General Obligation
Series B, Insured: AGM
(zero coupon), due 8/1/42	1,000,000	563,088
Series B, Insured: AGM
(zero coupon), due 8/1/47	1,000,000	475,678
San Francisco City & County Redevelopment Agency, Community Facilities District No. 6 Bay Public, Special Tax
Series C
(zero coupon), due 8/1/37	5,015,000	2,106,832
Series C
(zero coupon), due 8/1/38	2,000,000	785,889
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
5.00%, due 1/15/50	18,150,000	20,194,374
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series B
5.25%, due 1/15/44	16,500,000	18,321,904
Series B
5.25%, due 1/15/49	4,220,000	4,677,896
Santa Ana Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series B, Insured: AGC
(zero coupon), due 8/1/47	25,000,000	11,103,235
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Sierra Kings Health Care District, Unlimited General Obligation
5.00%, due 8/1/37	$ 2,465,000	$ 2,747,639
Stockton Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series D, Insured: AGM
(zero coupon), due 8/1/42	9,080,000	5,295,193
Sutter Union High School District, Election 2008, Unlimited General Obligation
Series B
(zero coupon), due 6/1/50	16,260,000	2,607,728
Tobacco Securitization Authority of Southern California, San Diego County Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/54	19,000,000	3,558,244
Westminster School District, Election 2008, Unlimited General Obligation
Series B, Insured: BAM
(zero coupon), due 8/1/53	20,000,000	2,408,492
		954,086,657
Colorado 2.4%
3rd and Havana Metropolitan District, Tax Supported, Limited General Obligation
Series A
5.25%, due 12/1/49	2,250,000	2,433,883
Allison Valley Metropolitan District No. 2, Limited General Obligation
4.70%, due 12/1/47	2,500,000	2,625,832
Arista Metropolitan District, Limited General Obligation
Series A
5.125%, due 12/1/48	3,500,000	3,734,370
Arkansas River Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/43	14,675,000	17,139,938
	Principal Amount	Value

Colorado (continued)
Belleview Station Metropolitan District No. 2, Limited General Obligation
5.125%, due 12/1/46	$ 2,375,000	$ 2,455,469
Broadway Park North Metropolitan District No. 2, Limited General Obligation (a)
5.00%, due 12/1/40	1,000,000	1,096,704
5.00%, due 12/1/49	1,000,000	1,089,418
Broadway Station Metropolitan District No. 2, Limited General Obligation
Series A
5.125%, due 12/1/48	3,000,000	3,219,337
Central Platte Valley Metropolitan District, Unlimited General Obligation
Series A
5.375%, due 12/1/33	1,500,000	1,602,747
Citadel on Colfax Business Improvement District, Revenue Bonds
Series A
5.35%, due 12/1/50	1,000,000	1,077,174
City & County of Denver CO, United Airlines, Inc., Project, Revenue Bonds
5.00%, due 10/1/32 (b)	7,100,000	7,495,789
City of Fruita CO, Canyons Hospital & Medical Center Project, Revenue Bonds
Series A
5.50%, due 1/1/48 (a)	10,000,000	10,758,856
Colorado Educational & Cultural Facilities Authority, Northeast Campus Project, Revenue Bonds
Insured: Intercept and Moral Obligation
3.00%, due 8/1/51	3,420,000	3,515,665
Colorado Health Facilities Authority, AdventHealth Obligated Group, Revenue Bonds
Series A
3.00%, due 11/15/51	19,250,000	20,061,534
Series A
4.00%, due 11/15/46	7,060,000	8,244,587

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-2
3.25%, due 8/1/49	$ 12,000,000	$ 12,534,737
Series A-1
4.00%, due 8/1/44	20,195,000	22,598,645
Series A-2
4.00%, due 8/1/49	5,905,000	6,560,066
Series A-2
5.00%, due 8/1/44	12,000,000	14,416,229
Colorado Health Facilities Authority, Covenant Living Communities and Services Obligated Group, Revenue Bonds
Series A
5.00%, due 12/1/35	3,500,000	3,897,759
Series A
5.00%, due 12/1/48	7,500,000	8,682,653
Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project, Revenue Bonds
Series A
5.25%, due 5/15/47	2,000,000	2,280,469
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds
Series A
5.75%, due 2/1/44	4,175,000	4,488,536
Copper Ridge Metropolitan District, Revenue Bonds
5.00%, due 12/1/39	4,250,000	4,538,724
Denver Health & Hospital Authority, 550 Acoma, Inc., Certificate of Participation
5.00%, due 12/1/48	1,755,000	2,083,447
Denver Health & Hospital Authority, Revenue Bonds
Series A
5.25%, due 12/1/45	4,250,000	4,548,350
Dominion Water & Sanitation District, Revenue Bonds
5.75%, due 12/1/36	9,935,000	10,165,134
6.00%, due 12/1/46	967,000	989,364
	Principal Amount	Value

Colorado (continued)
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE
(zero coupon), due 9/1/22	$ 5,000,000	$ 4,986,947
Series B, Insured: NATL-RE
(zero coupon), due 9/1/25	245,000	237,116
Series B, Insured: NATL-RE
(zero coupon), due 9/1/26	4,540,000	4,317,202
Series B, Insured: NATL-RE
(zero coupon), due 9/1/29	4,510,000	3,983,622
Series B, Insured: NATL-RE
(zero coupon), due 9/1/30	500,000	428,998
Series B, Insured: NATL-RE
(zero coupon), due 9/1/35	2,245,000	1,324,215
Series B, Insured: NATL-RE
(zero coupon), due 9/1/37	1,170,000	622,028
Series B, Insured: NATL-RE
(zero coupon), due 9/1/39	515,000	246,686
Series A
(zero coupon), due 9/1/40	5,250,000	3,339,659
Series A
(zero coupon), due 9/1/41	3,925,000	2,412,025
Eagle County Airport Terminal Corp., Revenue Bonds
Series B
5.00%, due 5/1/33 (b)	2,435,000	2,836,929
Evan's Place Metropolitan District, Limited General Obligation
Series A(3)
5.00%, due 12/1/50	1,500,000	1,633,100
Great Western Metropolitan District, Limited General Obligation
4.75%, due 12/1/50	1,500,000	1,617,599
Green Valley Ranch East Metropolitan District No. 6, Limited General Obligation
Series A
5.875%, due 12/1/50	1,325,000	1,453,965
Jefferson Center Metropolitan District No. 1, Revenue Bonds
Series B
5.75%, due 12/15/50	4,615,000	4,909,024
Jones District Community Authority Board, Revenue Bonds
(zero coupon), due 12/1/50 (c)	5,050,000	4,457,285
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Karl's Farm Metropolitan District No. 2, Limited General Obligation
Series A
5.625%, due 12/1/50 (a)	$ 1,485,000	$ 1,618,608
Mayfield Metropolitan District, Limited General Obligation
Series A
5.75%, due 12/1/50	1,190,000	1,308,117
Mirabelle Metropolitan District No. 2, Limited General Obligation, Senior Lien
Series A
5.00%, due 12/1/49	1,250,000	1,333,207
Nine Mile Metropolitan District, Revenue Bonds
5.125%, due 12/1/40	1,505,000	1,656,476
North Range Metropolitan District No. 3, Limited General Obligation
Series 2020A-3
5.25%, due 12/1/50	2,000,000	2,196,151
Park Creek Metropolitan District, Revenue Bonds, Senior Lien
Series A, Insured: AGM
4.00%, due 12/1/39	4,055,000	4,779,712
Series A, Insured: AGM
4.00%, due 12/1/46	21,450,000	24,924,660
Park Creek Metropolitan District, Senior Ltd., Property, Revenue Bonds, Senior Lien
Series A
5.00%, due 12/1/45	4,000,000	4,510,822
Raindance Metropolitan District No. 1 Non-Potable Water System, Revenue Bonds
5.25%, due 12/1/50	1,500,000	1,626,818
Raindance Metropolitan District No. 2, Limited General Obligation
Series A
5.00%, due 12/1/49	2,500,000	2,672,885
Southglenn Metropolitan District, Special Revenue, Limited General Obligation
5.00%, due 12/1/46	2,100,000	2,165,460
	Principal Amount	Value

Colorado (continued)
Sterling Ranch Community Authority Board, Colorado Limited Tax Supported and Special Revenue Senior Bonds, Revenue Bonds
Series A
4.25%, due 12/1/50	$ 1,250,000	$ 1,377,511
Series A, Insured: MUN GOVT GTD
5.00%, due 12/1/47	3,500,000	3,669,283
Village Metropolitan District (The), Special Revenue and Limited Property Tax, Limited General Obligation
5.00%, due 12/1/40	750,000	837,935
Village Metropolitan District (The), Limited General Obligation
5.00%, due 12/1/49	1,000,000	1,111,037
Villages at Castle Rock Metropolitan District No. 6, Limited General Obligation
Series A
4.125%, due 12/1/51 (a)	18,649,000	17,962,726
		296,893,224
Connecticut 0.5%
City of Hartford CT, Unlimited General Obligation
Series B, Insured: State Guaranteed
5.00%, due 4/1/26	60,000	63,792
Series B, Insured: State Guaranteed
5.00%, due 4/1/27	500,000	530,900
Series B, Insured: State Guaranteed
5.00%, due 4/1/30	640,000	677,043
Series B, Insured: State Guaranteed
5.00%, due 4/1/33	100,000	105,779
City of New Haven CT, Unlimited General Obligation
Series A
4.00%, due 8/1/41 (d)	2,925,000	3,286,347
City of West Haven CT, Unlimited General Obligation
4.00%, due 9/15/41	1,130,000	1,270,718

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, McLean Issue, Revenue Bonds (a)
Series B-1
3.25%, due 1/1/27	$ 750,000	$ 762,110
Series A
5.00%, due 1/1/30	500,000	565,816
Connecticut State Health & Educational Facilities Authority, University of Hartford (The), Revenue Bonds
Series N
4.00%, due 7/1/39	5,850,000	6,479,814
Series N
4.00%, due 7/1/49	7,750,000	8,437,131
Series N
5.00%, due 7/1/31	575,000	696,839
Series N
5.00%, due 7/1/32	575,000	694,041
Series N
5.00%, due 7/1/33	475,000	571,865
Series N
5.00%, due 7/1/34	700,000	840,269
Connecticut State Health & Educational Facilities Authority, Jerome Home, Revenue Bonds
Series E
4.00%, due 7/1/51	1,250,000	1,360,050
Connecticut State Health & Educational Facilities Authority, Mary Wade Home Obligated Group, Revenue Bonds (a)
Series A-1
4.50%, due 10/1/34	2,350,000	2,562,358
Series A-1
5.00%, due 10/1/39	1,000,000	1,099,209
Connecticut State Health & Educational Facilities Authority, University of New Haven, Inc., Revenue Bonds
Series K-3
5.00%, due 7/1/48	3,695,000	4,271,572
	Principal Amount	Value

Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, Griffin Health Obligated Group, Revenue Bonds
Series G-1
5.00%, due 7/1/50 (a)	$ 1,750,000	$ 2,061,194
Connecticut State Health & Educational Facilities Authority, Church Home of Hartford Obligated Group, Revenue Bonds
Series A
5.00%, due 9/1/53 (a)	1,500,000	1,645,230
Connecticut State Higher Education Supplement Loan Authority, Revenue Bonds
Series B
3.25%, due 11/15/35 (b)	7,440,000	7,607,675
Hartford Stadium Authority, Stadium Authority Lease, Revenue Bonds
Series A
5.00%, due 2/1/36	1,475,000	1,502,422
State of Connecticut, Unlimited General Obligation
Series C
5.00%, due 6/15/28	5,000,000	6,286,099
Series E
5.00%, due 9/15/37	2,250,000	2,793,706
Steel Point Infrastructure Improvement District, Steelpointe Harbor Project, Tax Allocation (a)
4.00%, due 4/1/31	300,000	325,876
4.00%, due 4/1/36	485,000	513,779
4.00%, due 4/1/41	575,000	602,624
4.00%, due 4/1/51	1,250,000	1,285,987
		58,900,245
Delaware 0.4%
County of Kent DE, Student Housing & Dining Facility, CHF-Dover LLC, Delaware State University Project, Revenue Bonds
Series A
5.00%, due 7/1/40	1,050,000	1,178,640
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Delaware (continued)
County of Kent DE, Student Housing & Dining Facility, CHF-Dover LLC, Delaware State University Project, Revenue Bonds (continued)
Series A
5.00%, due 7/1/48	$ 2,735,000	$ 3,037,381
Series A
5.00%, due 7/1/53	4,340,000	4,806,960
Series A
5.00%, due 7/1/58	6,950,000	7,677,236
Delaware State Economic Development Authority, Newark Charter School, Inc., Revenue Bonds
4.00%, due 9/1/41 (d)	1,600,000	1,826,891
Delaware State Health Facilities Authority, Beebe Medical Center, Revenue Bonds
4.25%, due 6/1/38	2,235,000	2,556,063
4.375%, due 6/1/48	9,650,000	10,905,917
5.00%, due 6/1/37	1,000,000	1,202,256
5.00%, due 6/1/43	5,000,000	5,944,577
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds
5.00%, due 7/1/32	3,855,000	4,147,409
Delaware State Health Facilities Authority, Christiana Health Care System Obligated Group, Revenue Bonds
Series A
5.00%, due 10/1/40	7,000,000	8,788,020
		52,071,350
District of Columbia 1.8%
District of Columbia, Tobacco Settlement Financing Corp., Asset Backed, Revenue Bonds
Series A
(zero coupon), due 6/15/46	85,000,000	18,681,725
District of Columbia, KIPP DC Project, Revenue Bonds
4.00%, due 7/1/49	1,375,000	1,519,964
	Principal Amount	Value

District of Columbia (continued)
District of Columbia, Provident Group-Howard Properties LLC, Revenue Bonds
5.00%, due 10/1/30	$ 1,500,000	$ 1,547,038
5.00%, due 10/1/45	5,355,000	5,522,926
District of Columbia, Friendship Public Charter School, Revenue Bonds
Series A
5.00%, due 6/1/46	1,400,000	1,560,593
District of Columbia, District of Columbia International School Obligated Group, Revenue Bonds
5.00%, due 7/1/49	1,670,000	1,967,061
5.00%, due 7/1/54	1,905,000	2,236,406
District of Columbia, Two Rivers Public Charter School, Inc., Revenue Bonds
5.00%, due 6/1/55	4,200,000	4,749,153
District of Columbia, Methodist Home, Revenue Bonds
Series A
5.25%, due 1/1/39	1,015,000	1,058,124
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds, Senior Lien
Series B
(zero coupon), due 10/1/39	5,005,000	3,178,713
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds, Sub. Lien
Series B
4.00%, due 10/1/44	23,780,000	26,739,385
Series B
4.00%, due 10/1/49	10,435,000	11,663,168
Series B, Insured: AGM
4.00%, due 10/1/53	17,500,000	19,909,934
Series B
4.00%, due 10/1/53	68,280,000	75,840,952
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds
Series A
5.00%, due 10/1/53	40,000,000	40,766,468
		216,941,610

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida 2.5%
Capital Trust Agency, Wonderful Foundations Charter School, Revenue Bonds
Series B
(zero coupon), due 1/1/60	$ 16,000,000	$ 1,265,354
Series A
5.00%, due 1/1/55 (a)	10,780,000	11,801,804
Capital Trust Agency, Odyssey Charter School, Inc., Revenue Bonds
Series A
5.50%, due 7/1/47 (a)	2,000,000	2,254,135
Celebration Community Development District, Assessment Area 1 Project, Special Assessment
3.125%, due 5/1/41	590,000	575,240
4.00%, due 5/1/51	845,000	874,049
Celebration Pointe Community Development District No 1, Special Assessment
5.125%, due 5/1/45	2,630,000	2,733,261
CFM Community Development District, Capital Improvement, Special Assessment
3.35%, due 5/1/41	200,000	200,161
4.00%, due 5/1/51	290,000	299,497
City of Atlantic Beach FL, Fleet Landing Project, Revenue Bonds
Series B-2
3.00%, due 11/15/23	3,500,000	3,505,106
Series B-1
3.25%, due 11/15/24	2,155,000	2,158,464
Series A
5.00%, due 11/15/48	3,000,000	3,383,797
Series B
5.625%, due 11/15/43	1,500,000	1,600,497
City of Fort Myers FL, Utility System, Revenue Bonds
Series A
4.00%, due 10/1/49	10,500,000	11,914,471
City of Orlando FL, Tourist Development Tax, Unrefunded, Revenue Bonds
Series C, Insured: AGC
5.50%, due 11/1/38	325,000	326,001
	Principal Amount	Value

Florida (continued)
City of Tallahassee FL, Memorial HealthCare, Inc., Revenue Bonds
Series A
5.00%, due 12/1/55	$ 7,500,000	$ 8,383,000
Collier County Educational Facilities Authority, Ave Maria University, Inc. Project, Revenue Bonds
Series A
5.25%, due 6/1/28	2,250,000	2,377,277
Series A
6.125%, due 6/1/43	2,500,000	2,651,954
County of Osceola FL, Transportation, Revenue Bonds
Series A-1
4.00%, due 10/1/54	4,345,000	4,906,901
Series A-1
5.00%, due 10/1/44	4,730,000	5,821,974
Series A-1
5.00%, due 10/1/49	6,900,000	8,442,597
Epperson North Community Development District, Assessment Area, Special Assessment
3.50%, due 5/1/41	1,000,000	1,006,359
Escambia County Health Facilities Authority, Baptist Health Care Corp., Revenue Bonds
Series A
4.00%, due 8/15/50	9,990,000	11,001,714
Series A, Insured: AGM
4.00%, due 8/15/50	4,510,000	5,180,170
Florida Development Finance Corp., Mayflower Retirement Community Centre, Inc., Revenue Bonds
Series B-1
2.375%, due 6/1/27 (a)	835,000	823,152
Florida Development Finance Corp., River City Science Academy Project, Revenue Bonds
Series A
4.00%, due 7/1/45	600,000	645,118
Series A
4.00%, due 7/1/55	600,000	641,146
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Florida Development Finance Corp., Florida Charter Foundation, Inc. Project, Revenue Bonds
Series A
4.75%, due 7/15/36 (a)	$ 4,605,000	$ 4,941,187
Florida Development Finance Corp., Mater Academy Project, Revenue Bonds (a)
Series A
5.00%, due 6/15/50	6,500,000	7,375,519
Series A
5.00%, due 6/15/55	5,100,000	5,769,610
Florida Higher Educational Facilities Financial Authority, Ringling College Project, Revenue Bonds
4.00%, due 3/1/47	6,670,000	7,232,923
Florida Higher Educational Facilities Financial Authority, Saint Leo University Project, Revenue Bonds
5.00%, due 3/1/44	1,370,000	1,570,132
5.00%, due 3/1/49	1,630,000	1,857,922
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds
Series A
4.00%, due 8/1/50	100,000,000	113,449,890
Lee County Industrial Development Authority, Preserve Project, Revenue Bonds
Series A
5.75%, due 12/1/52 (a)	7,425,000	7,623,688
Martin County Health Facilities Authority, Martin Memorial Medical Center, Revenue Bonds
Series FL
5.00%, due 11/15/45	3,500,000	3,985,310
Miami Beach Health Facilities Authority, Mount Sinai Medical Center of Florida, Revenue Bonds
Series B
4.00%, due 11/15/51	4,000,000	4,544,136
5.00%, due 11/15/29	1,825,000	1,915,616
5.00%, due 11/15/39	2,230,000	2,455,186
	Principal Amount	Value

Florida (continued)
Mid-Bay Bridge Authority, Revenue Bonds
Series A
5.00%, due 10/1/35	$ 1,500,000	$ 1,691,544
Series C
5.00%, due 10/1/40	1,000,000	1,112,911
Mirada II Community Development District, Capital Improvement, Special Assessment
3.125%, due 5/1/31	500,000	504,025
3.50%, due 5/1/41	1,000,000	1,008,868
New Port Tampa Bay Community Development District, Special Assessment
3.50%, due 5/1/31	310,000	314,323
3.875%, due 5/1/41	1,000,000	1,015,108
4.125%, due 5/1/52	365,000	369,873
North Powerline Road Community Development District, Special Assessment
3.625%, due 5/1/40	500,000	510,280
4.00%, due 5/1/51	1,080,000	1,115,380
North Sumter County Utility Dependent District, Central Sumter Utility, Revenue Bonds, Senior Lien
5.00%, due 10/1/49	2,750,000	3,341,923
5.00%, due 10/1/54	7,000,000	8,477,528
Osceola County Expressway Authority, Poinciana Parkway Project, Revenue Bonds, Senior Lien
Series B-2
(zero coupon), due 10/1/36 (c)	4,000,000	4,880,817
Pinellas County Educational Facilities Authority, Pinellas Academy Math & Science Project, Revenue Bonds
Series A
5.00%, due 12/15/48 (a)	3,280,000	3,736,515
Polk County Industrial Development Authority, Carpenter's Home Estates, Inc. Project, Revenue Bonds
Series A
5.00%, due 1/1/49	1,750,000	1,920,683
Series A
5.00%, due 1/1/55	800,000	875,141

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Sawyers Landing Community Development District, Special Assessment
3.75%, due 5/1/31	$ 1,550,000	$ 1,623,463
4.125%, due 5/1/41	3,055,000	3,236,983
Shingle Creek at Bronson Community Development District, Special Assessment
3.50%, due 6/15/41	1,000,000	1,012,222
Stillwater Community Development District, 2021 Project, Special Assessment (a)
3.00%, due 6/15/31	410,000	412,795
3.50%, due 6/15/41	1,000,000	1,014,693
Tradition Community Development District No. 9, Special Assessment
3.00%, due 5/1/41	1,800,000	1,748,080
V-Dana Community Development District, Special Assessment
3.625%, due 5/1/41	1,040,000	1,054,210
V-Dana Community Development District, Assessment Area 1-2020 Project, Special Assessment
4.00%, due 5/1/51 (a)	1,200,000	1,249,309
Veranda Community Development District II, Special Assessment
3.60%, due 5/1/41 (a)	330,000	336,394
		300,057,386
Georgia 1.7%
Cedartown Polk County Hospital Authority, Polk Medical Center Project, Revenue Bonds
5.00%, due 7/1/39	8,100,000	9,680,133
Development Authority of Cobb County (The), Kennesaw State University Real Estate Foundations Project, Revenue Bonds
Series C
5.00%, due 7/15/38	2,390,000	2,614,153
	Principal Amount	Value

Georgia (continued)
Fulton County Residential Care Facilities for the Elderly Authority, Lenbrook Square Foundation, Inc., Revenue Bonds
Series A
5.00%, due 7/1/36	$ 4,000,000	$ 4,285,902
Gainesville & Hall County Development Authority, Riverside Military Academy, Inc., Revenue Bonds
5.125%, due 3/1/52	1,500,000	1,471,591
George L Smith II Congress Center Authority, Convention Centre Hotel, Revenue Bonds, Second Tier (a)
3.625%, due 1/1/31	1,750,000	1,904,813
5.00%, due 1/1/36	1,710,000	2,035,901
5.00%, due 1/1/54	4,000,000	4,639,504
George L Smith II Congress Center Authority, Convention Centre Hotel, Revenue Bonds, First Tier
4.00%, due 1/1/54	5,000,000	5,605,566
Main Street Natural Gas, Inc., Revenue Bonds
Series A
4.00%, due 5/15/39	6,800,000	7,706,155
Series A
5.00%, due 5/15/38	3,500,000	4,835,185
Series A
5.00%, due 5/15/49	18,750,000	27,110,636
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
Series B
4.00%, due 1/1/49	56,275,000	62,444,687
Series A
5.00%, due 1/1/56	17,800,000	21,272,748
Series A, Insured: AGM
5.00%, due 1/1/62	10,750,000	12,950,464
Series A
5.00%, due 1/1/63	3,000,000	3,585,295
Series A
5.00%, due 1/1/63	7,565,000	9,020,168
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds
Series A
4.00%, due 1/1/49	$ 14,700,000	$ 16,371,747
Private Colleges & Universities Authority, Mercer University Project, Revenue Bonds
5.00%, due 10/1/45	6,000,000	6,720,801
		204,255,449
Guam 0.7%
Antonio B Won Pat International Airport Authority, Revenue Bonds (b)
Series C
6.375%, due 10/1/43	1,550,000	1,724,602
Series C
6.375%, due 10/1/43	1,450,000	1,571,274
Guam Department of Education, John F. Kennedy High School Refunding & Energy Efficiency Project, Certificate of Participation
Series A
4.25%, due 2/1/30	1,190,000	1,316,663
Series A
5.00%, due 2/1/40	5,125,000	5,786,133
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 7/1/40	9,020,000	10,333,586
5.00%, due 1/1/46	4,200,000	4,691,997
5.50%, due 7/1/43	13,565,000	14,706,267
Port Authority of Guam, Revenue Bonds
Series A
5.00%, due 7/1/48	5,200,000	6,025,274
Territory of Guam, Revenue Bonds
Series F
4.00%, due 1/1/36	1,250,000	1,428,640
Series F
4.00%, due 1/1/42	3,060,000	3,413,518
Series D
5.00%, due 11/15/29	1,455,000	1,658,906
	Principal Amount	Value

Guam (continued)
Territory of Guam, Revenue Bonds (continued)
Series D
5.00%, due 11/15/39	$ 26,250,000	$ 29,494,634
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series A
5.00%, due 1/1/22	775,000	780,877
Series A
5.125%, due 1/1/42	3,420,000	3,447,324
		86,379,695
Hawaii 0.4%
Kauai County Community Facilities District, Community Facilities District No. 2008-1, Special Tax
5.00%, due 5/15/44	1,775,000	2,046,229
5.00%, due 5/15/49	2,750,000	3,149,723
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc., Revenue Bonds
3.50%, due 10/1/49	25,875,000	26,840,888
Series B
4.00%, due 3/1/37 (b)	4,200,000	4,624,886
State of Hawaii Department of Budget & Finance, Chaminade University of Honolulu, Revenue Bonds
Series A
5.00%, due 1/1/45 (a)	1,500,000	1,553,003
State of Hawaii Department of Budget & Finance, Hawaii Pacific University, Revenue Bonds
6.625%, due 7/1/33	2,085,000	2,239,469
Series A
6.875%, due 7/1/43	4,640,000	4,970,977
		45,425,175
Idaho 0.0% ‡
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue Bonds
5.00%, due 9/1/37	1,000,000	1,133,514

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois 10.0%
Bridgeview Finance Corp., Sales Tax, Revenue Bonds
Series A
5.00%, due 12/1/37	$ 1,260,000	$ 1,308,558
Series A
5.00%, due 12/1/42	7,500,000	7,721,398
Chicago Board of Education, Capital Appreciation, School Reform, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 12/1/27	5,425,000	4,937,159
Series B-1, Insured: NATL-RE
(zero coupon), due 12/1/30	13,300,000	11,128,940
Series B-1, Insured: NATL-RE
(zero coupon), due 12/1/31	1,095,000	889,375
Series A, Insured: NATL-RE
(zero coupon), due 12/1/31	170,000	138,077
Chicago Board of Education, Unlimited General Obligation
Series A
5.00%, due 12/1/29	9,000,000	11,171,382
Series B
5.00%, due 12/1/32	1,250,000	1,533,741
Series A
5.00%, due 12/1/32	2,875,000	3,582,629
Series B
5.00%, due 12/1/33	2,050,000	2,130,869
Series B
5.00%, due 12/1/33	1,400,000	1,712,529
Series G
5.00%, due 12/1/34	5,000,000	5,914,785
Series A
5.00%, due 12/1/34	2,000,000	2,475,300
Series A
5.00%, due 12/1/35	4,200,000	5,190,079
Series H
5.00%, due 12/1/36	4,730,000	5,578,273
Series A
5.00%, due 12/1/36	2,000,000	2,460,141
Series B
5.00%, due 12/1/36	1,400,000	1,724,599
Series A
5.00%, due 12/1/37	10,950,000	13,432,095
Series A
5.00%, due 12/1/38	5,000,000	6,119,588
	Principal Amount	Value

Illinois (continued)
Chicago Board of Education, Unlimited General Obligation (continued)
Series A
5.00%, due 12/1/39	$ 7,650,000	$ 9,340,552
Series A
5.00%, due 12/1/40	5,240,000	6,383,783
Series A
5.00%, due 12/1/41	1,805,000	1,810,543
Series A
5.00%, due 12/1/41	5,350,000	6,507,967
Series A
5.00%, due 12/1/42	21,065,000	21,861,308
Series H
5.00%, due 12/1/46	7,000,000	8,150,437
Series D
5.00%, due 12/1/46	6,500,000	7,703,102
Series C
5.25%, due 12/1/39	1,405,000	1,548,756
Series A
5.25%, due 12/1/41	5,295,000	5,312,320
Series A
5.50%, due 12/1/39	6,995,000	7,019,571
Series B
6.50%, due 12/1/46	1,900,000	2,311,460
Series A
7.00%, due 12/1/44	11,375,000	13,620,361
Chicago Board of Education, Revenue Bonds
5.00%, due 4/1/46	5,000,000	5,878,892
6.00%, due 4/1/46	35,000,000	42,125,723
Chicago Board of Education, Dedicated Capital Improvement, Unlimited General Obligation
Series C
5.00%, due 12/1/34	2,270,000	2,685,312
Series B
7.00%, due 12/1/42 (a)	10,000,000	12,889,746
Series A
7.00%, due 12/1/46 (a)	4,000,000	5,127,466
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds
5.00%, due 4/1/35	1,615,000	1,925,838
5.00%, due 4/1/36	1,270,000	1,511,790
5.00%, due 4/1/37	435,000	516,803
5.00%, due 4/1/42	3,500,000	4,137,648
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Chicago Board of Education, School Reform Board, Unlimited General Obligation
Series A, Insured: AGC-ICC FGIC
5.50%, due 12/1/26	$ 19,400,000	$ 22,800,269
Chicago O'Hare International Airport, TRIPS Obligated Group, Revenue Bonds
5.00%, due 7/1/38 (b)	1,500,000	1,767,207
Chicago O'Hare International Airport, Trips Obligated Group, Revenue Bonds
5.00%, due 7/1/48 (b)	5,000,000	5,853,950
Chicago Transit Authority, Sales Tax Receipts, Revenue Bonds, Second Lien
5.00%, due 12/1/46	9,000,000	10,596,145
City of Chicago IL, City Colleges Capital Improvement Project, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 1/1/34	300,000	227,154
City of Chicago IL, Waterworks, Revenue Bonds, Second Lien
4.00%, due 11/1/37	15,200,000	15,629,850
City of Chicago IL, Taxable Project, Unlimited General Obligation
Series A
4.625%, due 1/1/32	145,000	145,783
Series A
5.00%, due 1/1/35	13,020,000	13,997,682
Series A
5.00%, due 1/1/36	3,250,000	3,490,166
Series A
5.25%, due 1/1/35	6,000,000	6,045,724
Series B
5.50%, due 1/1/31	2,360,000	2,650,539
Series D
5.50%, due 1/1/37	3,500,000	3,917,101
Series D
5.50%, due 1/1/40	1,245,000	1,391,764
Series A
5.75%, due 1/1/34	3,850,000	4,634,162
City of Chicago IL, Unlimited General Obligation
Series C
5.00%, due 1/1/38	2,410,000	2,728,345
	Principal Amount	Value

Illinois (continued)
City of Chicago IL, Unlimited General Obligation (continued)
Series A
5.00%, due 1/1/39	$ 6,000,000	$ 7,103,653
Series A
5.00%, due 1/1/40	4,200,000	4,963,698
Series A
5.00%, due 1/1/44	6,500,000	7,615,243
Series A
5.50%, due 1/1/49	18,650,000	22,404,058
Series A
6.00%, due 1/1/38	40,020,000	48,605,911
City of Chicago IL, Wastewater Transmission Project, Revenue Bonds, Second Lien
5.00%, due 1/1/39	240,000	261,521
City of Chicago IL, Project, Unlimited General Obligation
Series A
5.00%, due 1/1/40	3,700,000	3,728,197
Illinois Finance Authority, Midwestern University Foundation, Revenue Bonds
Series A
2.25%, due 7/1/33 (b)	500,000	486,698
Illinois Finance Authority, Bradley University, Revenue Bonds
Series A
4.00%, due 8/1/46	1,500,000	1,681,963
Series A
4.00%, due 8/1/51	2,500,000	2,792,299
Illinois Finance Authority, University of Illinois Health Services, Revenue Bonds
4.00%, due 10/1/50	13,280,000	14,782,601
4.00%, due 10/1/55	6,950,000	7,701,006
Illinois Finance Authority, Learn Charter School Project, Revenue Bonds
4.00%, due 11/1/51	1,000,000	1,128,014
4.00%, due 11/1/56	750,000	838,983
Illinois Finance Authority, Rosalind Franklin University of Medicine & Science, Revenue Bonds
Series C
4.25%, due 8/1/42	2,900,000	3,196,775

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Illinois Finance Authority, Noble Network Charter Schools, Revenue Bonds
5.00%, due 9/1/32	$ 1,830,000	$ 1,995,575
6.25%, due 9/1/39	150,000	161,962
Illinois Finance Authority, Friendship Village Schaumburg, Revenue Bonds (e)(f)
5.00%, due 2/15/37	7,675,000	5,533,131
5.125%, due 2/15/45	6,015,000	4,327,503
Illinois Finance Authority, Columbia College Chicago, Revenue Bonds
Series A
5.00%, due 12/1/37	10,000,000	11,178,139
Illinois Finance Authority, Christian Homes, Inc., Revenue Bonds
5.00%, due 5/15/40	1,265,000	1,413,049
Illinois Finance Authority, Student Housing & Academic Facility, CHF-Chicago LLC, University of Illinois at Chicago Project, Revenue Bonds
Series A
5.00%, due 2/15/47	6,500,000	7,366,365
Series A
5.00%, due 2/15/50	1,835,000	2,076,413
Illinois Finance Authority, Franciscan Communities, Inc., Revenue Bonds
Series A
5.00%, due 5/15/47	1,155,000	1,293,265
Illinois Finance Authority, Chicago International School Project, Revenue Bonds
Series A
5.00%, due 12/1/47	3,000,000	3,422,806
Illinois Finance Authority, Rosalind Franklin University of Medicine and Science, Revenue Bonds
5.00%, due 8/1/49	1,300,000	1,489,372
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds
5.50%, due 4/1/32	2,000,000	2,004,343
Series A
6.125%, due 4/1/58 (a)	6,500,000	7,768,108
	Principal Amount	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 12/15/31	$ 5,000,000	$ 4,012,785
Series A, Insured: NATL-RE
(zero coupon), due 12/15/32	18,945,000	14,771,973
Series A, Insured: NATL-RE
(zero coupon), due 6/15/33	26,320,000	20,193,746
Series A, Insured: NATL-RE
(zero coupon), due 12/15/33	12,600,000	9,540,668
Series A, Insured: NATL-RE
(zero coupon), due 6/15/34	46,915,000	34,988,034
Series A, Insured: NATL-RE
(zero coupon), due 12/15/36	34,945,000	24,059,157
Series A, Insured: NATL-RE
(zero coupon), due 6/15/37	16,000,000	10,803,922
Series A, Insured: NATL-RE
(zero coupon), due 12/15/37	65,600,000	43,673,180
(zero coupon), due 6/15/38 (d)	4,000,000	2,595,880
(zero coupon), due 12/15/39 (d)	3,500,000	2,159,381
(zero coupon), due 12/15/40 (d)	3,300,000	1,964,363
Series B
(zero coupon), due 12/15/50	35,930,000	14,748,722
Series B, Insured: AGM
(zero coupon), due 12/15/50	10,000,000	4,334,828
Series B
(zero coupon), due 12/15/51	56,600,000	22,396,886
Series B
(zero coupon), due 12/15/54	57,560,000	20,498,578
(zero coupon), due 12/15/56	30,150,000	10,053,358
Series B, Insured: AGM
(zero coupon), due 12/15/56	36,795,000	13,102,541
Series A
4.00%, due 6/15/50	22,800,000	25,179,572
Series A, Insured: BAM
4.00%, due 6/15/50	2,500,000	2,785,661
4.00%, due 6/15/52 (d)	29,560,000	32,854,078
Series B, Insured: State Appropriations
4.25%, due 6/15/42	1,660,000	1,700,619
Series A
5.00%, due 6/15/42	7,150,000	7,358,116
Series A, Insured: BAM
5.00%, due 6/15/42	395,000	406,497
5.00%, due 6/15/42	1,000,000	1,216,817
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds (continued)
Series A
5.00%, due 12/15/45	$ 750,000	$ 890,408
5.00%, due 6/15/50	18,000,000	21,273,275
Series A
5.00%, due 6/15/57	2,000,000	2,311,500
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Capital Appreciation, Revenue Bonds
Insured: AGM
(zero coupon), due 6/15/44	80,320,000	43,276,946
Insured: AGM
(zero coupon), due 6/15/45	8,000,000	4,161,273
Northern Illinois University, Auxiliary Facilities System, Revenue Bonds
Series B, Insured: BAM
4.00%, due 4/1/37	1,300,000	1,504,779
Series B, Insured: BAM
4.00%, due 4/1/39	1,300,000	1,498,206
Series B, Insured: BAM
4.00%, due 4/1/41	1,350,000	1,549,056
Sangamon County Water Reclamation District, Alternative Revenue Source, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 1/1/44	5,000,000	5,592,432
Series A
4.00%, due 1/1/49	14,000,000	15,523,728
State of Illinois, Unlimited General Obligation
Series D
3.25%, due 11/1/26	5,540,000	6,069,495
Insured: BAM
4.00%, due 6/1/41	25,955,000	28,840,124
Series C
4.00%, due 10/1/41	7,900,000	8,830,077
Series C
4.00%, due 10/1/42	9,000,000	10,052,283
Series C
4.25%, due 10/1/45	24,000,000	26,971,147
	Principal Amount	Value

Illinois (continued)
State of Illinois, Unlimited General Obligation (continued)
Series A
4.50%, due 12/1/41	$ 6,775,000	$ 7,564,041
Series D
5.00%, due 11/1/21	5,000,000	5,000,000
Series A
5.00%, due 12/1/25	3,270,000	3,784,991
Series D
5.00%, due 11/1/26	4,245,000	5,009,272
Series D
5.00%, due 11/1/27	11,000,000	13,196,050
Series A
5.00%, due 12/1/27	2,315,000	2,780,092
Series B
5.00%, due 12/1/27	9,365,000	11,245,940
5.00%, due 2/1/28	2,700,000	3,181,396
Series C
5.00%, due 11/1/29	14,635,000	17,345,077
Series A
5.00%, due 1/1/31	8,110,000	8,167,067
Series A
5.00%, due 12/1/31	2,985,000	3,517,844
Series A
5.00%, due 12/1/39	2,400,000	2,780,798
Series A
5.00%, due 5/1/40	2,000,000	2,329,415
5.50%, due 7/1/38	3,000,000	3,226,838
5.75%, due 5/1/45	17,420,000	21,641,970
State of Illinois, Rebuild Illinois Program, Unlimited General Obligation
Series C
4.00%, due 11/1/41	20,000,000	22,191,724
University of Illinois, Facilities System, Revenue Bonds
Series A, Insured: BAM
3.00%, due 4/1/37	3,710,000	3,993,852
Series A, Insured: BAM
3.00%, due 4/1/38	3,825,000	4,090,912
Series A, Insured: BAM
3.00%, due 4/1/39	2,435,000	2,595,469
Series A, Insured: BAM
3.00%, due 4/1/40	4,055,000	4,305,736

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Upper Illinois River Valley Development Authority, Morris Hospital Obligated Group, Revenue Bonds
5.00%, due 12/1/48	$ 15,305,000	$ 17,122,582
Village of Bridgeview IL, Unlimited General Obligation
Series A
5.125%, due 12/1/44	100,000	100,577
Series A
5.50%, due 12/1/43	1,545,000	1,545,616
Series A
5.50%, due 12/1/43	1,260,000	1,279,494
Series A
5.625%, due 12/1/41	4,190,000	4,333,717
Series A
5.75%, due 12/1/35	2,705,000	2,829,279
Village of Matteson IL, Utility Revenue Source, Unlimited General Obligation
Insured: AGM
4.00%, due 12/1/26	200,000	200,042
Village of Oak Lawn IL, Corporate Purpose, Unlimited General Obligation
Insured: NATL-RE
4.40%, due 12/1/26	400,000	400,812
Insured: NATL-RE
4.45%, due 12/1/28	430,000	430,852
Insured: NATL-RE
4.50%, due 12/1/30	475,000	475,861
Insured: NATL-RE
4.50%, due 12/1/32	520,000	520,915
Insured: NATL-RE
4.50%, due 12/1/34	575,000	575,932
Village of Riverdale IL, Unlimited General Obligation
8.00%, due 10/1/36	1,705,000	1,709,828
Village of Romeoville IL, Lewis University, Revenue Bonds
Series B
4.125%, due 10/1/41	1,000,000	1,059,222
Series B
4.125%, due 10/1/46	2,100,000	2,214,222
Series B
5.00%, due 10/1/36	1,000,000	1,100,452
	Principal Amount	Value

Illinois (continued)
Village of Romeoville IL, Lewis University, Revenue Bonds (continued)
Series B
5.00%, due 10/1/39	$ 1,275,000	$ 1,398,813
		1,219,706,178
Indiana 0.4%
City of Valparaiso IN, Pratt Paper LLC Project, Revenue Bonds
7.00%, due 1/1/44 (b)	5,500,000	6,155,339
Gary Chicago International Airport Authority, Revenue Bonds
5.00%, due 2/1/29	1,170,000	1,263,903
5.25%, due 2/1/34	750,000	806,488
Indiana Finance Authority, United States Steel Corp., Revenue Bonds
4.125%, due 12/1/26	3,000,000	3,296,728
Series A
6.75%, due 5/1/39 (b)	1,250,000	1,643,113
Indiana Finance Authority, Marquette Project, Revenue Bonds
5.00%, due 3/1/39	5,505,000	5,591,305
Indiana Finance Authority, University of Indianapolis Education Facilities Project, Revenue Bonds
5.00%, due 10/1/43	2,000,000	2,297,188
Indiana Finance Authority, BHI Senior Living, Inc., Revenue Bonds
Series A
5.00%, due 11/15/48	5,000,000	5,649,248
Series A
5.00%, due 11/15/53	4,400,000	4,962,749
Indiana Finance Authority, King's Daughters Hospital & Healthcare (The), Revenue Bonds
5.50%, due 8/15/40	4,835,000	4,851,122
5.50%, due 8/15/45	210,000	210,682
Town of Upland IN, Taylor University Project, Revenue Bonds
4.00%, due 9/1/33	1,595,000	1,884,806
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Indiana (continued)
Town of Upland IN, Taylor University Project, Revenue Bonds (continued)
4.00%, due 9/1/39	$ 2,030,000	$ 2,364,999
4.00%, due 9/1/46	3,000,000	3,422,602
		44,400,272
Iowa 0.7%
City of Coralville IA, Annual Appropriation, Revenue Bonds
Series B
4.25%, due 5/1/37	7,365,000	7,396,683
City of Coralville IA, Annual Appropriation, Tax Allocation
Series C
4.50%, due 5/1/47	2,930,000	2,999,467
Iowa Finance Authority, Iowa Fertilizer Company Project, Revenue Bonds
3.125%, due 12/1/22	3,000,000	3,041,351
5.25%, due 12/1/25	7,500,000	8,083,538
Iowa Finance Authority, Lifespace Communities, Inc., Revenue Bonds
Series A-1
4.00%, due 5/15/55	3,750,000	4,039,271
Iowa Finance Authority, Northcrest, Inc. Project, Revenue Bonds
Series A
5.00%, due 3/1/48	1,500,000	1,611,802
Iowa Higher Education Loan Authority, Des Moines University Project, Revenue Bonds
4.00%, due 10/1/45	3,000,000	3,358,412
4.00%, due 10/1/50	11,000,000	12,263,185
Iowa Tobacco Settlement Authority, Capital Appreciation, Revenue Bonds
Series B-2
(zero coupon), due 6/1/65	194,000,000	32,945,449
Xenia Rural Water District, Capital Loan Notes, Revenue Bonds
5.00%, due 12/1/36	3,000,000	3,442,995
5.00%, due 12/1/41	3,000,000	3,417,054
		82,599,207
	Principal Amount	Value

Kansas 0.2%
City of Manhattan KS, Meadowlark Hills Retirement Community, Revenue Bonds
Series A
4.00%, due 6/1/46	$ 1,000,000	$ 1,074,087
Wyandotte County-Kansas City Unified Government, Vacation Village Project Area 4 - Major Multi-Sport Athletic Complex Project, Revenue Bonds
(zero coupon), due 9/1/34 (a)	59,995,000	19,706,551
		20,780,638
Kentucky 0.7%
City of Campbellsville KY, Campbellsville University Project, Revenue Bonds
5.00%, due 3/1/39	4,730,000	4,915,647
City of Columbia KY, Lindsey Wilson College Project, Revenue Bonds
5.00%, due 12/1/33	3,855,000	4,676,549
Kentucky Economic Development Finance Authority, Next Generation Kentucky Information Highway Project, Revenue Bonds
Series A
5.00%, due 7/1/32	6,450,000	7,230,075
Kentucky Economic Development Finance Authority, Owensboro Health, Revenue Bonds
Series A
5.00%, due 6/1/41	4,425,000	5,140,260
Series A
5.00%, due 6/1/45	9,725,000	11,254,524
Kentucky Economic Development Finance Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-1
5.00%, due 8/1/44	5,000,000	6,006,762
Series A-2
5.00%, due 8/1/44	6,000,000	7,208,114
Series A-2
5.00%, due 8/1/49	6,300,000	7,524,934

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Kentucky (continued)
Kentucky Municipal Power Agency, Prairie State Project, Revenue Bonds
Series A
4.00%, due 9/1/45	$ 21,445,000	$ 23,613,387
Louisville/Jefferson County Metropolitan Government, Norton Healthcare, Inc., Revenue Bonds
Series A
4.00%, due 10/1/34	5,575,000	6,283,695
		83,853,947
Louisiana 0.2%
Calcasieu Parish Memorial Hospital Service District, Lake Charles Memorial Hospital Project, Revenue Bonds
5.00%, due 12/1/39	2,975,000	3,520,786
City of New Orleans LA, Water System, Revenue Bonds
5.00%, due 12/1/44	5,500,000	6,268,162
Louisiana Local Government Environmental Facilities & Community Development Auth, Peoples of Bastrop LLC Project, Revenue Bonds
5.625%, due 6/15/51 (a)	2,500,000	2,733,747
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Obligated Group, Revenue Bonds
5.00%, due 5/15/47	5,000,000	5,606,322
New Orleans Aviation Board, North Terminal Project, Revenue Bonds
Series B
5.00%, due 1/1/40 (b)	7,000,000	7,854,042
		25,983,059
Maine 0.1%
City of Portland ME, General Airport, Green Bond, Revenue Bonds
4.00%, due 1/1/40	1,400,000	1,575,445
	Principal Amount	Value

Maine (continued)
Maine Health & Higher Educational Facilities Authority, Northern Light Health Obligated Group, Revenue Bonds
5.00%, due 7/1/33	$ 3,825,000	$ 4,124,464
5.00%, due 7/1/43	2,590,000	2,792,774
		8,492,683
Maryland 0.5%
County of Baltimore MD, Oak Crest Village, Inc. Facility, Revenue Bonds
4.00%, due 1/1/45	1,750,000	1,991,878
4.00%, due 1/1/50	2,500,000	2,840,880
County of Frederick MD, Oakdale Lake Linganore Project, Tax Allocation
3.75%, due 7/1/39	1,410,000	1,478,924
County of Frederick MD, Urbana Community Development Authority, Special Tax
Series C
4.00%, due 7/1/50	1,000,000	1,112,874
County of Frederick MD, Mount St Mary's University, Inc., Revenue Bonds (a)
Series A
5.00%, due 9/1/37	3,000,000	3,339,004
Series A
5.00%, due 9/1/45	500,000	548,339
Maryland Economic Development Corp., Port Convington Project, Tax Allocation
3.25%, due 9/1/30	1,250,000	1,370,575
4.00%, due 9/1/50	4,000,000	4,465,960
Maryland Economic Development Corp., SSA Baltimore Project, Revenue Bonds
3.997%, due 4/1/34	11,975,000	12,824,902
Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare, Revenue Bonds
Series B
4.00%, due 1/1/51	13,160,000	14,881,535
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, Stevenson University, Inc. Project, Revenue Bonds
Series A
4.00%, due 6/1/51	$ 1,000,000	$ 1,116,072
4.00%, due 6/1/55	1,000,000	1,112,487
Maryland Health & Higher Educational Facilities Authority, Broadmead Issue, Revenue Bonds
Series A
5.00%, due 7/1/38	1,000,000	1,152,603
Series A
5.00%, due 7/1/48	3,000,000	3,422,575
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center Issue, Revenue Bonds
5.00%, due 7/1/45	4,000,000	4,459,840
Maryland Health & Higher Educational Facilities Authority, Green Street Academy Inc., Revenue Bonds (a)
Series A
5.125%, due 7/1/37	1,260,000	1,377,172
Series A
5.375%, due 7/1/52	1,530,000	1,661,420
Maryland Health & Higher Educational Facilities Authority, Edenwald Issue, Revenue Bonds
5.25%, due 1/1/37	1,000,000	1,116,493
		60,273,533
Massachusetts 1.4%
Commonwealth of Massachusetts, Limited General Obligation
Series B
3.00%, due 4/1/47	4,500,000	4,773,936
Commonwealth of Massachusetts, Consolidated Loan, Limited General Obligation
Series B
3.00%, due 4/1/49	22,000,000	23,257,254
	Principal Amount	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, Wellforce Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/44	$ 17,750,000	$ 19,778,394
Massachusetts Development Finance Agency, Equitable School Revolving Fund LLC, Revenue Bonds
Series C
4.00%, due 11/1/51	1,355,000	1,567,302
Massachusetts Development Finance Agency, Linden Ponds, Inc., Revenue Bonds (a)
5.00%, due 11/15/33	3,000,000	3,344,146
5.125%, due 11/15/46	6,000,000	6,604,427
Massachusetts Development Finance Agency, Milford Regional Medical Center, Revenue Bonds (a)
Series G
5.00%, due 7/15/35	270,000	331,841
Series G
5.00%, due 7/15/36	235,000	288,017
Series G
5.00%, due 7/15/37	245,000	299,493
Series G
5.00%, due 7/15/46	1,100,000	1,319,195
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds
5.00%, due 9/1/40	1,325,000	1,484,535
5.00%, due 9/1/45	1,175,000	1,309,088
Massachusetts Development Finance Agency, Dexter Southfield, Revenue Bonds
5.00%, due 5/1/41	3,000,000	3,370,581
Massachusetts Development Finance Agency, Ascentria Care Alliance Project, Revenue Bonds (a)
5.00%, due 7/1/41	5,175,000	5,726,282
5.00%, due 7/1/56	3,000,000	3,245,846

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts Development Finance Agency, UMass Dartmouth Student Housing Project, Revenue Bonds
5.00%, due 10/1/43	$ 2,000,000	$ 2,261,365
5.00%, due 10/1/48	8,000,000	8,997,457
5.00%, due 10/1/54	16,000,000	17,931,241
Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group, Revenue Bonds
Series L
5.00%, due 7/1/44	8,455,000	10,044,467
Series I
5.00%, due 7/1/46	2,000,000	2,328,481
Massachusetts Development Finance Agency, Boston Medical Center, Green Bond, Revenue Bonds
5.00%, due 7/1/44	1,000,000	1,127,251
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds
5.00%, due 10/1/48	21,405,000	23,718,253
Massachusetts Development Finance Agency, CareGroup Obligated Group, Revenue Bonds
Series J2
5.00%, due 7/1/53	6,785,000	8,108,741
Massachusetts Development Finance Agency, Lawrence General Hospital, Revenue Bonds
Series A
5.50%, due 7/1/44	6,000,000	6,075,082
Massachusetts Development Finance Agency, North Hill Communities Inc., Revenue Bonds
Series A
6.50%, due 11/15/43 (a)	2,000,000	2,245,631
	Principal Amount	Value

Massachusetts (continued)
Massachusetts Educational Financing Authority, Educational Loan, Revenue Bonds (b)
Series B
2.00%, due 7/1/37	$ 3,600,000	$ 3,550,309
Series C
3.00%, due 7/1/51	4,000,000	3,967,348
Massachusetts Educational Financing Authority, Revenue Bonds
Series B
3.00%, due 7/1/35 (b)	8,950,000	9,187,770
		176,243,733
Michigan 2.0%
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds
5.00%, due 2/15/41	3,260,000	3,704,266
5.00%, due 2/15/47	3,000,000	3,383,731
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	1,050,000	1,051,411
5.125%, due 11/1/35	605,000	605,747
City of Detroit MI, Unlimited General Obligation
Insured: AMBAC
4.60%, due 4/1/24	20,150	20,160
5.00%, due 4/1/27	850,000	999,130
5.00%, due 4/1/31	1,000,000	1,175,121
5.00%, due 4/1/33	1,200,000	1,405,596
5.00%, due 4/1/35	1,000,000	1,167,256
5.00%, due 4/1/37	1,100,000	1,278,290
5.00%, due 4/1/38	850,000	986,166
Insured: AMBAC
5.25%, due 4/1/22	58,125	58,225
Insured: AMBAC
5.25%, due 4/1/24	45,725	45,770
5.50%, due 4/1/45	1,100,000	1,353,994
5.50%, due 4/1/50	2,070,000	2,536,542
City of Detroit MI, Water Supply System, Revenue Bonds
Series Second LIEN B, Insured: NATL-RE
5.00%, due 7/1/34	10,000	10,037
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
City of Detroit MI, Water and Sewage Disposable System, Revenue Bonds
Series A
5.25%, due 7/1/39	$ 5,000,000	$ 5,169,406
Detroit Service Learning Academy, Revenue Bonds
4.00%, due 7/1/31	3,805,000	4,067,799
4.00%, due 7/1/41	2,150,000	2,221,361
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Capital Appreciation, Revenue Bonds, Senior Lien
Series B
(zero coupon), due 6/1/45	50,000,000	15,472,735
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series B-2, Class 2
(zero coupon), due 6/1/65	201,000,000	25,561,190
Series A, Class 1
4.00%, due 6/1/49	7,000,000	7,758,115
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds, Senior Lien
4.00%, due 11/1/48	7,000,000	7,896,535
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D-4
5.00%, due 7/1/34	1,000,000	1,115,017
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds, Senior Lien
Series C-1
5.00%, due 7/1/44	1,000,000	1,032,045
Michigan Finance Authority, Great Lakes Water Authority Sewage Disposal System, Revenue Bonds
Series C
5.00%, due 7/1/34	1,000,000	1,147,875
Series C
5.00%, due 7/1/35	2,000,000	2,294,969
	Principal Amount	Value

Michigan (continued)
Michigan Finance Authority, College for Creative Studies, Revenue Bonds
5.00%, due 12/1/36	$ 1,000,000	$ 1,050,050
5.00%, due 12/1/40	1,700,000	1,778,834
5.00%, due 12/1/45	4,700,000	4,900,971
Michigan Finance Authority, Lawrence Technological University, Revenue Bonds
5.00%, due 2/1/37	1,550,000	1,723,265
5.25%, due 2/1/32	3,600,000	4,087,666
Michigan Finance Authority, Local Government Loan Program, Public Lightning Local Project, Revenue Bonds
Series B
5.00%, due 7/1/44	4,000,000	4,229,225
Michigan Finance Authority, Landmark Academy, Revenue Bonds
5.00%, due 6/1/45	2,920,000	3,150,213
Michigan Finance Authority, Presbyterian Villages of Michigan Obligated Group, Revenue Bonds
5.50%, due 11/15/45	1,025,000	1,100,326
Michigan Finance Authority, Universal Learning Academy, Revenue Bonds
5.75%, due 11/1/40	2,630,000	2,952,406
Michigan Finance Authority, Public School Academy-Voyageur, Revenue Bonds
5.90%, due 7/15/46 (a)	1,960,000	1,820,648
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds
Series A, Insured: AMBAC
4.50%, due 5/1/31	305,000	305,322
Michigan Strategic Fund, Holland Home Obligated Group, Revenue Bonds
5.00%, due 11/15/42	6,265,000	6,986,063
Michigan Strategic Fund, I-75 Improvement Project, Revenue Bonds (b)
5.00%, due 12/31/43	1,500,000	1,783,155
5.00%, due 6/30/48	18,000,000	21,260,999

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed, Capital Appreciation, Revenue Bonds
Series B
(zero coupon), due 6/1/46	$ 291,930,000	$ 37,725,793
Series B
(zero coupon), due 6/1/52	23,420,000	2,653,664
Series C
(zero coupon), due 6/1/58	978,750,000	49,790,089
Richfield Public School Academy, Revenue Bonds
4.00%, due 9/1/30	750,000	779,734
Summit Academy North, Michigan Public School Academy, Revenue Bonds
4.00%, due 11/1/41	2,875,000	3,060,321
		244,657,233
Minnesota 1.1%
City of Blaine MN, Crest View Senior Communities Project, Revenue Bonds
Series A
6.125%, due 7/1/45	1,300,000	1,238,356
City of Crookston MN, Riverview Healthcare Project, Revenue Bonds
5.00%, due 5/1/51	4,000,000	4,183,043
City of Forest Lake MN, Lakes International Language Academy Project, Revenue Bonds
Series A
5.375%, due 8/1/50	1,250,000	1,417,411
City of Ham Lake MN, Parnassus Preparatory School Project, Revenue Bonds
Series A
5.00%, due 11/1/47	3,500,000	3,819,212
City of Independence MN, Global Academy Project, Revenue Bonds
Series A
4.00%, due 7/1/51	1,400,000	1,519,097
Series A
4.00%, due 7/1/56	1,080,000	1,167,161
	Principal Amount	Value

Minnesota (continued)
City of Minneapolis MN, Twin Cities International School Project, Revenue Bonds
Series A
5.00%, due 12/1/47 (a)	$ 4,085,000	$ 4,469,371
City of Rochester MN, Samaritan Bethany, Inc. Project, Revenue Bonds
Series A
5.00%, due 8/1/48	2,000,000	2,081,555
City of St Paul MN, Healtheast Care System Project, Revenue Bonds
Series A
5.00%, due 11/15/29	1,745,000	2,049,755
Series A
5.00%, due 11/15/40	1,775,000	2,084,994
Duluth Economic Development Authority, Essentia Health Obligated Group, Revenue Bonds
Series A
5.00%, due 2/15/48	8,550,000	10,053,707
Series A
5.00%, due 2/15/53	26,250,000	30,808,399
Series A
5.25%, due 2/15/58	50,655,000	60,823,627
Duluth Economic Development Authority, Cambia Hills of Bethel Project, Revenue Bonds
5.625%, due 12/1/55 (e)(f)(g)	6,000,000	1,860,000
Minnesota Higher Education Facilities Authority, Augsburg College, Revenue Bonds
Series A
5.00%, due 5/1/46	325,000	347,916
		127,923,604
Mississippi 0.0% ‡
Mississippi Business Finance Corp., System Energy Resources, Inc. Project, Revenue Bonds
2.375%, due 6/1/44	5,000,000	4,659,883
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Missouri 0.4%
Branson Industrial Development Authority, Tax Increment, Branson Landing-Retail Project, Tax Allocation
5.50%, due 6/1/29	$ 3,410,000	$ 3,410,976
Cape Girardeau County Industrial Development Authority, Southeast Health, Revenue Bonds
4.00%, due 3/1/41	2,225,000	2,501,077
City of Lees Summit MO, Department of Airports, Summit Fair Project, Tax Allocation
4.875%, due 11/1/37 (a)	3,045,000	3,027,943
Health & Educational Facilities Authority of the State of Missouri, Lake Regional Health System, Revenue Bonds
4.00%, due 2/15/51	2,125,000	2,399,763
Kansas City Land Clearance Redevelopment Authority, Convention Center Hotel Project, Tax Allocation
Series B
5.00%, due 2/1/50 (a)	5,000,000	5,036,954
Lees Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	1,070,000	1,070,609
6.00%, due 5/1/42	2,800,000	2,801,697
Maryland Heights Industrial Development Authority, St. Louis Community Ice Center Project, Revenue Bonds
Series A
5.00%, due 3/15/49	7,750,000	6,972,767
St Joseph Industrial Development Authority, Living Community of St Joseph, Revenue Bonds
Series A
4.50%, due 1/1/40	2,000,000	2,050,256
	Principal Amount	Value

Missouri (continued)
St Louis County Industrial Development Authority, Nazareth Living Center Project, Revenue Bonds
Series A
5.125%, due 8/15/45	$ 1,900,000	$ 2,002,285
St Louis Land Clearance for Redevelopment Authority, Scottrade Center Project, Revenue Bonds
Series A
5.00%, due 4/1/48	3,250,000	3,784,608
State of Missouri, Health & Educational Facilities Authority, Revenue Bonds
Series A
4.00%, due 6/15/41	3,300,000	3,532,590
Series A
4.00%, due 10/1/43	1,125,000	1,214,287
5.00%, due 11/1/40	2,000,000	2,460,952
Series A
5.00%, due 6/15/45	3,520,000	4,139,116
		46,405,880
Montana 0.2%
Montana Facility Finance Authority, Bozeman Deaconess Health Services, Revenue Bonds
Series A
3.00%, due 6/1/50	4,500,000	4,733,242
Montana Facility Finance Authority, Montana Children's Home and Hospital, Revenue Bonds
Series A
4.00%, due 7/1/50	10,000,000	10,860,007
Montana Facility Finance Authority, Kalispell Regional Medical Center, Revenue Bonds
Series B
5.00%, due 7/1/48	5,765,000	6,656,910
		22,250,159
Nevada 0.2%
City of Reno NV, Sales Tax, Transportation Rail Access Corridor Project, Revenue Bonds
Series C
(zero coupon), due 7/1/58 (a)	17,000,000	2,899,432

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Nevada (continued)
City of Reno NV, Sales Tax, Transportation Rail Access Corridor Project, Revenue Bonds (continued)
Series A
4.00%, due 6/1/43	$ 2,500,000	$ 2,699,264
City of Reno NV, Sales Tax, Revenue Bonds
Series D
(zero coupon), due 7/1/58 (a)	9,000,000	970,761
Las Vegas Convention & Visitors Authority, Revenue Bonds
Series B
4.00%, due 7/1/39	4,710,000	5,230,559
Series B
4.00%, due 7/1/40	4,640,000	5,145,853
Las Vegas Redevelopment Agency, Tax Allocation
5.00%, due 6/15/45	2,750,000	3,103,615
State of Nevada Department of Business & Industry, Somerset Academy of Las Vegas, Revenue Bonds (a)
Series A
5.00%, due 12/15/38	1,000,000	1,099,726
Series A
5.00%, due 12/15/48	3,465,000	3,759,540
Tahoe-Douglas Visitors Authority, Revenue Bonds
5.00%, due 7/1/34	2,000,000	2,341,435
5.00%, due 7/1/40	2,500,000	2,889,880
		30,140,065
New Hampshire 0.2%
Manchester Housing and Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: ACA
(zero coupon), due 1/1/26	1,995,000	1,681,674
New Hampshire Business Finance Authority, Springpoint Senior Living Project, Revenue Bonds
4.00%, due 1/1/41	3,175,000	3,442,726
4.00%, due 1/1/51	4,600,000	4,942,138
	Principal Amount	Value

New Hampshire (continued)
New Hampshire Business Finance Authority, Ascentria Care Alliance Project, Revenue Bonds
5.00%, due 7/1/51 (a)	$ 2,000,000	$ 2,165,567
New Hampshire Business Finance Authority, The Vista Project, Revenue Bonds
Series A
5.75%, due 7/1/54 (a)	1,500,000	1,601,867
New Hampshire Health and Education Facilities Authority Act, Southern New Hampshire University, Revenue Bonds
5.00%, due 1/1/42	2,825,000	2,847,348
New Hampshire Health and Education Facilities Authority Act, Catholic Medical Center, Revenue Bonds
5.00%, due 7/1/44	3,000,000	3,442,748
New Hampshire Health and Education Facilities Authority Act, Kendal at Hanover, Revenue Bonds
5.00%, due 10/1/46	1,800,000	2,037,978
		22,162,046
New Jersey 3.6%
City of Atlantic City NJ, Unlimited General Obligation
Insured: AGM
4.00%, due 11/1/26	805,000	828,847
Essex County Improvement Authority, New Jersey Institute of Technology, NIJIT Student Housing Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 8/1/51	1,500,000	1,751,163
Series A, Insured: BAM
4.00%, due 8/1/56	2,600,000	3,022,900
Series A, Insured: BAM
4.00%, due 8/1/60	2,250,000	2,590,323
Essex County Improvement Authority, North Star Academy Charter School of New York Inc. Project, Revenue Bonds (a)
4.00%, due 7/15/60	12,255,000	13,342,098
Series A
4.00%, due 8/1/60	4,005,000	4,361,865
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, Motor Vehicle Surcharge, Revenue Bonds
Series A
4.00%, due 7/1/34	$ 1,000,000	$ 1,112,511
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Revenue Bonds
Series A
4.00%, due 11/1/39	2,000,000	2,264,902
Series A
4.00%, due 11/1/44	11,500,000	12,882,361
Series A
5.00%, due 11/1/35	10,000,000	12,356,005
Series A
5.00%, due 11/1/36	3,500,000	4,311,093
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds
Series QQQ
4.00%, due 6/15/46	2,750,000	3,101,864
Series QQQ
4.00%, due 6/15/50	5,215,000	5,850,852
Series LLL
5.00%, due 6/15/44	1,000,000	1,210,747
Series LLL
5.00%, due 6/15/49	7,090,000	8,511,706
New Jersey Economic Development Authority, Revenue Bonds
Series A
5.00%, due 7/1/33	1,765,000	2,080,269
New Jersey Economic Development Authority, Provident Group-Kean Properties LLC, Revenue Bonds
Series A
5.00%, due 7/1/37	500,000	547,739
Series A
5.00%, due 1/1/50	3,100,000	3,349,728
	Principal Amount	Value

New Jersey (continued)
New Jersey Economic Development Authority, State Government Buildings Project, Revenue Bonds
Series C
5.00%, due 6/15/42	$ 9,210,000	$ 10,904,700
New Jersey Economic Development Authority, Port Newark Container Terminal LLC, Revenue Bonds
5.00%, due 10/1/47 (b)	10,000,000	11,460,938
New Jersey Economic Development Authority, Provident Group-Rowan Properties LLC, Revenue Bonds
Series A
5.00%, due 1/1/48	12,410,000	12,778,436
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project, Revenue Bonds (b)
5.125%, due 1/1/34	3,000,000	3,287,295
Insured: AGM
5.125%, due 7/1/42	1,705,000	1,870,218
5.375%, due 1/1/43	2,000,000	2,199,050
New Jersey Economic Development Authority, UMM Energy Partners LLC, Revenue Bonds
Series A
5.125%, due 6/15/43 (b)	2,000,000	2,041,579
New Jersey Economic Development Authority, United Airlines, Inc., Revenue Bonds
5.25%, due 9/15/29	10,420,000	10,824,602
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
Series B
5.625%, due 11/15/30 (b)	15,085,000	16,570,301
New Jersey Economic Development Authority, Team Academy Charter School Project, Revenue Bonds
6.00%, due 10/1/43	2,055,000	2,216,499

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Educational Facilities Authority, St Elizabeth University, Revenue Bonds
Series D
5.00%, due 7/1/46	$ 2,190,000	$ 2,352,561
New Jersey Health Care Facilities Financing Authority, University Hospital, Revenue Bonds
Series A, Insured: AGM
5.00%, due 7/1/46	3,750,000	4,259,271
New Jersey Health Care Facilities Financing Authority, St. Peter's University Hospital, Revenue Bonds
5.75%, due 7/1/37	2,520,000	2,527,625
6.25%, due 7/1/35	2,725,000	2,733,197
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series 2020AA
4.00%, due 6/15/36	2,750,000	3,190,243
Series 2020AA
4.00%, due 6/15/38	8,750,000	10,089,288
Series 2020AA
4.00%, due 6/15/39	3,000,000	3,447,730
Series 2020AA
4.00%, due 6/15/45	6,000,000	6,776,824
Series 2020AA
4.00%, due 6/15/50	65,500,000	73,488,871
New Jersey Transportation Trust Fund Authority, Revenue Bonds
Series BB
4.00%, due 6/15/50	5,105,000	5,652,908
Series AAA
5.00%, due 6/15/50	10,705,000	13,098,401
New Jersey Turnpike Authority, Revenue Bonds
Series E
5.00%, due 1/1/45	8,830,000	9,989,947
South Jersey Port Corp., Marine Terminal, Revenue Bonds (b)
Series B
5.00%, due 1/1/42	16,550,000	19,199,063
Series B
5.00%, due 1/1/48	10,710,000	12,373,718
	Principal Amount	Value

New Jersey (continued)
South Jersey Port Corp., Revenue Bonds
Series A
5.00%, due 1/1/49	$ 12,455,000	$ 14,537,964
South Jersey Transportation Authority, Revenue Bonds
Series A
4.00%, due 11/1/50	25,000,000	28,044,728
Series A
5.00%, due 11/1/39	500,000	548,474
Series A
5.00%, due 11/1/45	10,500,000	12,795,552
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
5.00%, due 6/1/46	10,215,000	11,883,397
Series B
5.00%, due 6/1/46	38,700,000	44,548,924
		439,169,277
New Mexico 0.1%
City of Santa Fe NM, El Castillo Retirement Residences Project, Revenue Bonds
Series B-1
2.625%, due 5/15/25	1,000,000	1,000,898
New Mexico Hospital Equipment Loan Council, Improvement and Refunding, Gerald Champion, Revenue Bonds
Series 2012A
5.50%, due 7/1/42	7,250,000	7,448,630
		8,449,528
New York 8.3%
Albany Industrial Development Agency, Brighter Choice Charter School, Revenue Bonds
Series A
5.00%, due 4/1/32	1,500,000	1,505,028
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds
5.00%, due 1/1/35 (a)(b)	1,500,000	1,664,061
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds
Series A
5.00%, due 6/1/47 (a)	1,225,000	1,350,766
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Build NYC Resource Corp., Hellenic Classical Charter Schools, Revenue Bonds
Series A
5.00%, due 12/1/51 (a)	$ 2,125,000	$ 2,390,574
City of New Rochelle NY, Iona College Project, Revenue Bonds
Series A
5.00%, due 7/1/40	3,455,000	3,796,622
City of Newburgh NY, Limited General Obligation
Series A
5.00%, due 6/15/26	960,000	988,615
Series A
5.50%, due 6/15/31	750,000	774,676
Dutchess County Local Development Corp., Bard College Project, Revenue Bonds
Series A
5.00%, due 7/1/51 (a)	7,000,000	8,183,066
Erie Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 6/1/47	40,000,000	9,096,804
Huntington Local Development Corp., Fountaingate Gardens Project, Revenue Bonds
Series B
4.00%, due 7/1/27	6,000,000	6,278,331
Series A
5.25%, due 7/1/56	3,115,000	3,393,820
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds
Series A
4.00%, due 11/1/42	3,605,000	3,796,211
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series E
4.00%, due 11/15/45	11,685,000	13,024,262
Series A-1
4.00%, due 11/15/45	14,000,000	15,645,483
Series A-1
4.00%, due 11/15/46	21,945,000	24,306,247
	Principal Amount	Value

New York (continued)
Metropolitan Transportation Authority, Green Bond, Revenue Bonds (continued)
Series A-1
4.00%, due 11/15/46	$ 10,000,000	$ 11,178,320
Series D-2
4.00%, due 11/15/47	17,500,000	19,431,793
Series A-1
4.00%, due 11/15/47	29,700,000	33,084,559
Series A-1
4.00%, due 11/15/48	22,000,000	24,507,098
Series A-1
4.00%, due 11/15/49	15,000,000	16,696,393
Series A-1
4.00%, due 11/15/50	11,800,000	13,123,980
Series A-1, Insured: AGM
4.00%, due 11/15/54	29,535,000	33,786,941
Series A-2
5.00%, due 11/15/27	3,400,000	4,043,619
Series B
5.00%, due 11/15/28	1,190,000	1,464,051
Series C
5.00%, due 11/15/42	5,370,000	6,414,048
Series D
5.00%, due 11/15/45	26,000,000	31,346,388
Metropolitan Transportation Authority, Revenue Bonds
Series D-1
5.00%, due 9/1/22	17,800,000	18,493,531
Series F
5.00%, due 11/15/22	17,150,000	17,979,532
Series A-1
5.00%, due 2/1/23	10,000,000	10,575,831
Series D
5.00%, due 11/15/27	2,305,000	2,741,336
Series F
5.00%, due 11/15/30	10,260,000	10,712,643
Series B
5.00%, due 11/15/40	15,000,000	16,795,023
Monroe County Industrial Development Corp., St. Ann's Community Project, Revenue Bonds
5.00%, due 1/1/40	3,000,000	3,360,575

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
MTA Hudson Rail Yards Trust Obligations, Election 2016, Revenue Bonds
Series A
5.00%, due 11/15/56	$ 7,400,000	$ 7,911,453
Nassau County Tobacco Settlement Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series A-3
5.00%, due 6/1/35	2,075,000	2,102,490
Series A-3
5.125%, due 6/1/46	13,155,000	13,362,767
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 1/1/46	23,000,000	23,967,233
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Series A
3.00%, due 3/1/49	13,050,000	13,323,938
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Senior Lien
Series A
(zero coupon), due 11/15/47	10,000,000	4,851,117
New York Counties Tobacco Trust V, Pass Through, Capital Appreciation, Revenue Bonds
Series S
(zero coupon), due 6/1/38	2,500,000	938,668
New York Liberty Development Corp., 4 World Trade Center Project, Revenue Bonds
Series A
3.00%, due 11/15/51	9,500,000	9,697,070
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds (a)
Class 1
5.00%, due 11/15/44	2,000,000	2,182,058
Class 2
5.15%, due 11/15/34	4,150,000	4,610,991
5.375%, due 11/15/40	6,500,000	7,214,092
	Principal Amount	Value

New York (continued)
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds (a) (continued)
Class 3
7.25%, due 11/15/44	$ 10,500,000	$ 11,608,669
New York State Dormitory Authority, State of New York Personal Income Tax, Revenue Bonds
Series A
3.00%, due 3/15/49	10,000,000	10,435,429
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A
4.00%, due 8/1/37	3,250,000	3,660,487
Series A
4.00%, due 8/1/38	3,250,000	3,654,119
Series A
5.00%, due 8/1/32	3,935,000	4,768,320
Series A
5.00%, due 8/1/35	2,350,000	2,832,957
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series A
4.00%, due 3/15/48	7,500,000	8,518,827
New York State Dormitory Authority, NYU Langone Hospitals Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/50	6,000,000	6,892,819
Series A
4.00%, due 7/1/53	2,800,000	3,209,358
New York State Dormitory Authority, Orange Regional Medical Center Obligated Group, Revenue Bonds (a)
5.00%, due 12/1/29	1,000,000	1,200,964
5.00%, due 12/1/30	1,200,000	1,434,511
New York State Dormitory Authority, Touro College and University System Obligated Group, Revenue Bonds
5.00%, due 1/1/47	9,000,000	10,299,744
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York State Thruway Authority, State of New York Personal Income Tax, Revenue Bonds
Series A-1
3.00%, due 3/15/50	$ 9,500,000	$ 9,869,166
Series A-1
3.00%, due 3/15/51	47,945,000	49,765,294
New York State Thruway Authority, State Personal Income Tax, Revenue Bonds
Series A-1
4.00%, due 3/15/57	72,110,000	82,506,704
New York State Urban Development Corp., State of New York Personal Income Tax, Revenue Bonds
Series E
3.00%, due 3/15/47	10,000,000	10,415,473
Series C
3.00%, due 3/15/48	6,355,000	6,623,007
New York State Urban Development Corp., State of New York Sales Tax, Revenue Bonds
Series A
3.00%, due 3/15/50	1,120,000	1,165,570
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds (b)
4.375%, due 10/1/45	49,360,000	56,658,192
5.00%, due 10/1/35	11,000,000	13,648,059
5.00%, due 10/1/40	42,740,000	52,517,113
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project, Revenue Bonds (b)
5.00%, due 8/1/26	10,200,000	10,220,346
5.25%, due 8/1/31	4,725,000	5,569,231
5.375%, due 8/1/36	6,470,000	8,078,710
	Principal Amount	Value

New York (continued)
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds
Series A
5.25%, due 1/1/50 (b)	$ 35,110,000	$ 39,099,781
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 12/1/40	3,755,000	3,943,034
Series A, Insured: AGM
3.00%, due 12/1/44	6,750,000	7,024,259
Orange County Funding Corp., Mount St Mary College, Revenue Bonds
Series A
5.00%, due 7/1/42	1,430,000	1,454,963
Port Authority of New York & New Jersey, Revenue Bonds (b)
4.00%, due 7/15/50	5,930,000	6,730,197
4.00%, due 7/15/55	12,895,000	14,547,609
Riverhead Industrial Development Agency, Riverhead Charter School, Revenue Bonds
Series 2013A
7.00%, due 8/1/43	1,500,000	1,625,838
Rockland Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 8/15/50 (a)	13,000,000	1,993,049
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds
4.00%, due 12/1/45	815,000	850,031
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement, Asset Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/66	56,390,000	9,234,737

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed, Capital Appreciation, Revenue Bonds
Series C
6.625%, due 6/1/44	$ 60,000	$ 60,307
Tompkins County Development Corp., Kendal at Ithaca Project, Revenue Bonds
Series 2014A
5.00%, due 7/1/44	915,000	993,296
Town of Oyster Bay NY, Limited General Obligation
Series A
2.00%, due 3/11/22	82,952,867	83,501,169
Westchester County Local Development Corp., Pace University, Revenue Bonds
Series A
5.50%, due 5/1/42	6,205,000	6,822,968
		1,015,526,411
North Carolina 0.6%
North Carolina Department of Transportation, I-77 Hot Lanes Project, Revenue Bonds
5.00%, due 6/30/54 (b)	10,000,000	10,857,490
North Carolina Medical Care Commission, The Forest at Duke Project, Revenue Bonds
4.00%, due 9/1/41	1,320,000	1,506,726
4.00%, due 9/1/46	1,370,000	1,551,562
North Carolina Medical Care Commission, Lutheran Services for the Aging, Revenue Bonds
Series A
4.00%, due 3/1/51	1,750,000	1,876,707
North Carolina Medical Care Commission, United Methodist Retirement Homes, Revenue Bonds
Series A
5.00%, due 10/1/47	4,100,000	4,423,764
	Principal Amount	Value

North Carolina (continued)
North Carolina Medical Care Commission, Pines at Davidson Project (The), Revenue Bonds
Series A
5.00%, due 1/1/49	$ 4,500,000	$ 4,938,419
North Carolina Medical Care Commission, Sharon Towers, Revenue Bonds
Series A
5.00%, due 7/1/49	1,500,000	1,663,886
North Carolina Turnpike Authority, Triangle Expressway System, Revenue Bonds, Senior Lien
Insured: AGM
3.00%, due 1/1/42	2,800,000	2,954,435
5.00%, due 1/1/49	25,000,000	30,078,635
Insured: AGM
5.00%, due 1/1/49	5,000,000	6,158,154
North Carolina Turnpike Authority, Monroe Expressway Toll, Revenue Bonds
Series A
5.00%, due 7/1/54	10,000,000	11,224,081
		77,233,859
North Dakota 0.4%
City of Grand Forks ND, Altru Health System Obligated Group, Revenue Bonds
4.00%, due 12/1/46	1,500,000	1,694,546
4.00%, due 12/1/51	2,500,000	2,808,142
County of Cass ND, Essentia Health Obligated Group, Revenue Bonds
Series B
5.25%, due 2/15/53	9,500,000	11,425,807
County of Ward ND, Trinity Health Obligated Group, Revenue Bonds
Series C
5.00%, due 6/1/48	28,640,000	33,039,035
		48,967,530
Ohio 4.5%
Akron Bath Copley Joint Township Hospital District, Summa Health System Obligated Group, Revenue Bonds
5.25%, due 11/15/46	20,725,000	24,355,900
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series A-2, Class 1
4.00%, due 6/1/48	$ 1,500,000	$ 1,660,551
Series B-2, Class 2
5.00%, due 6/1/55	185,880,000	208,730,637
Cleveland-Cuyahoga County Port Authority, Euclid Avenue Development Corp. Project, Revenue Bonds
4.00%, due 8/1/44	12,720,000	14,456,204
Cleveland-Cuyahoga County Port Authority, Centers for Dialysis Care Project, Revenue Bonds
Series A
5.00%, due 12/1/42	5,205,000	5,768,503
Series A
5.00%, due 12/1/47	1,435,000	1,576,018
Cleveland-Cuyahoga County Port Authority, Starwood Wasserman University Heights Holding LLC, Revenue Bonds (e)(f)(g)
Series A
7.00%, due 12/1/18	710,000	184,600
Series A
7.35%, due 12/1/31	6,000,000	1,560,000
County of Cuyahoga OH, MetroHealth System (The), Revenue Bonds
4.75%, due 2/15/47	1,440,000	1,616,309
5.00%, due 2/15/37	5,350,000	6,259,504
5.00%, due 2/15/52	7,000,000	8,119,954
5.00%, due 2/15/57	8,610,000	9,959,316
5.50%, due 2/15/57	33,730,000	39,916,922
County of Cuyahoga OH, MetroHealth System, Revenue Bonds
5.50%, due 2/15/52	1,550,000	1,842,911
County of Hamilton OH, Life Enriching Communities Project, Revenue Bonds
5.00%, due 1/1/42	1,080,000	1,110,998
5.00%, due 1/1/46	2,090,000	2,269,454
County of Hamilton OH, Christ Hospital Project, Revenue Bonds
5.50%, due 6/1/42	2,500,000	2,576,943
	Principal Amount	Value

Ohio (continued)
County of Lucas OH, Promedica Healthcare Obligated Group, Revenue Bonds
Series A
5.25%, due 11/15/48	$ 53,350,000	$ 63,567,635
Franklin County Convention Facilities Authority, Greater Columbus Convention Center Hotel Expansion Project, Revenue Bonds
5.00%, due 12/1/51	4,500,000	5,175,644
Ohio Air Quality Development Authority, Ohio Valley Electric Corp., Revenue Bonds
Series A
3.25%, due 9/1/29	1,500,000	1,602,530
Ohio Air Quality Development Authority, Pratt Paper LLC Project, Revenue Bonds
4.50%, due 1/15/48 (a)(b)	10,560,000	12,165,768
Ohio Higher Educational Facility Commission, Tiffin University Project, Revenue Bonds
4.00%, due 11/1/49	5,000,000	5,141,210
5.00%, due 11/1/44	750,000	841,628
Ohio Higher Educational Facility Commission, University of Findlay (The), Revenue Bonds
5.00%, due 3/1/39	1,675,000	1,925,999
5.00%, due 3/1/44	9,610,000	10,920,132
Ohio Higher Educational Facility Commission, Menorah Park Obligated Group, Revenue Bonds
5.25%, due 1/1/48	4,295,000	4,454,748
Ohio Higher Educational Facility Commission, Cleveland Institute of Art (The), Revenue Bonds
5.25%, due 12/1/48	1,000,000	1,118,188
5.50%, due 12/1/53	1,215,000	1,373,510
State of Ohio, University Hospitals Health System, Inc., Revenue Bonds
Series A
4.00%, due 1/15/46	50,235,000	57,229,546

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
State of Ohio, University Hospitals Health System, Revenue Bonds
Series A
4.00%, due 1/15/50	$ 25,000,000	$ 27,899,815
Toledo-Lucas County Port Authority, University of Toledo Parking Project, Revenue Bonds
4.00%, due 1/1/57	6,500,000	6,988,848
Toledo-Lucas County Port Authority, University of Toledo Project, Revenue Bonds
Series A
5.00%, due 7/1/34	1,400,000	1,497,812
Series A
5.00%, due 7/1/39	2,000,000	2,125,216
Series A
5.00%, due 7/1/46	9,790,000	10,351,938
		546,344,891
Oklahoma 0.1%
Norman Regional Hospital Authority, Norman Regional Hospital Authority Obligated Group, Revenue Bonds
4.00%, due 9/1/37	2,215,000	2,436,214
5.00%, due 9/1/37	3,500,000	4,043,950
Oklahoma Development Finance Authority, Provident Oklahoma Education Resources, Inc. Cross Village Student Housing Project, Revenue Bonds (e)(f)
Series A
5.00%, due 8/1/47	6,525,171	97,878
Series A
5.25%, due 8/1/57	8,192,966	122,894
Tulsa County Industrial Authority, Montereau, Inc., Project, Revenue Bonds
5.25%, due 11/15/45	1,250,000	1,419,871
		8,120,807
Oregon 0.1%
Astoria Hospital Facilities Authority, Columbia Memorial Hospital Obligated Group, Revenue Bonds
3.50%, due 8/1/42	845,000	893,606
	Principal Amount	Value

Oregon (continued)
Medford Hospital Facilities Authority, Rogue Valley Manor, Revenue Bonds
Series 2013A
5.00%, due 10/1/42	$ 4,605,000	$ 4,867,859
Oregon State Facilities Authority, Prerefunded-Samaritan Health, Revenue Bonds
Series A
5.00%, due 10/1/46	190,000	228,420
Oregon State Facilities Authority, Unrefunded-Samaritan Health, Revenue Bonds
Series A
5.00%, due 10/1/46	2,810,000	3,219,087
Oregon State Facilities Authority, College Housing Northwest Project, Revenue Bonds
Series A
5.00%, due 10/1/48 (a)	1,560,000	1,658,235
		10,867,207
Pennsylvania 3.5%
Allegheny County Airport Authority, Revenue Bonds
Series A
4.00%, due 1/1/56 (b)	29,800,000	33,279,853
Allegheny County Higher Education Building Authority, Carlow University Project, Revenue Bonds
7.00%, due 11/1/40	1,000,000	1,000,000
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group, Revenue Bonds
Series A
4.00%, due 4/1/44	16,500,000	18,233,332
Allegheny County Industrial Development Authority, Propel Charter School - Sunrise, Revenue Bonds
6.00%, due 7/15/38	3,100,000	3,305,925
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Allegheny County Industrial Development Authority, Propel Charter School-Montour, Revenue Bonds
Series A
6.75%, due 8/15/35	$ 265,000	$ 265,987
Allentown Neighborhood Improvement Zone Development Authority, City Center Project, Revenue Bonds (a)
5.00%, due 5/1/42	13,250,000	15,388,930
5.00%, due 5/1/42	15,075,000	17,107,226
5.125%, due 5/1/32	4,600,000	5,356,675
5.375%, due 5/1/42	4,225,000	4,888,927
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds
6.00%, due 5/1/42 (a)	4,900,000	6,040,285
Bucks County Industrial Development Authority, Grand View Hospital Project, Revenue Bonds
4.00%, due 7/1/51	10,450,000	11,549,893
5.00%, due 7/1/40	3,155,000	3,884,137
Chambersburg Area Municipal Authority, Wilson College, Revenue Bonds
5.50%, due 10/1/33	1,230,000	1,352,715
5.75%, due 10/1/38	3,450,000	3,798,912
5.75%, due 10/1/43	2,290,000	2,507,992
Chester County Industrial Development Authority, Woodlands at Greystone Project, Special Assessment
5.125%, due 3/1/48 (a)	944,000	1,063,517
City of Erie Higher Education Building Authority, Mercyhurst University Project, Revenue Bonds
5.00%, due 9/15/27	820,000	910,235
5.00%, due 9/15/28	860,000	951,317
5.00%, due 9/15/29	175,000	192,927
5.00%, due 9/15/37	4,590,000	4,933,906
	Principal Amount	Value

Pennsylvania (continued)
City of Harrisburg PA, Capital Appreciation, Unlimited General Obligation
Series F, Insured: AMBAC
(zero coupon), due 9/15/22	$ 545,000	$ 526,629
City of Philadelphia PA, Private Activity, Revenue Bonds
5.00%, due 7/1/51 (b)	10,500,000	12,880,602
City of York PA, Unlimited General Obligation
Series A
7.25%, due 11/15/41	265,000	265,669
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds
Insured: AGM
4.00%, due 6/1/39	14,000,000	15,856,455
Cumberland County Municipal Authority, Diakon Lutheran Social Ministries Project, Revenue Bonds
Series A
5.00%, due 1/1/39	2,000,000	2,404,471
Cumberland County Municipal Authority, Asbury Pennsylvania Obligated Group, Revenue Bonds
5.25%, due 1/1/32	300,000	302,458
Dauphin County General Authority, Harrisburg University Science Technology Project (The), Revenue Bonds (a)
5.00%, due 10/15/34	6,150,000	6,948,215
5.125%, due 10/15/41	5,000,000	5,618,692
5.875%, due 10/15/40	4,000,000	4,859,469
6.25%, due 10/15/53	7,550,000	9,281,582
Delaware County Authority, Cabrini University, Revenue Bonds
5.00%, due 7/1/42	1,405,000	1,588,096
Franklin County Industrial Development Authority, Menno-Haven, Inc. Project, Revenue Bonds
5.00%, due 12/1/39	375,000	410,807
5.00%, due 12/1/49	1,020,000	1,107,103

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
General Authority of Southcentral Pennsylvania, York Academy Regional Charter School Project, Revenue Bonds (a)
Series A
6.00%, due 7/15/38	$ 3,000,000	$ 3,489,217
Series A
6.50%, due 7/15/48	4,500,000	5,285,382
Huntingdon County General Authority, AICUP Financing Program, Revenue Bonds
Series 2
5.00%, due 5/1/46	4,255,000	4,713,651
Lancaster County Hospital Authority, St. Anne's Retirement Community, Inc. Project, Revenue Bonds
5.00%, due 3/1/45	500,000	560,336
5.00%, due 3/1/50	750,000	838,523
Lancaster Industrial Development Authority, Willow Valley Communities Project, Revenue Bonds
4.00%, due 12/1/44	1,550,000	1,714,870
4.00%, due 12/1/49	1,900,000	2,092,738
5.00%, due 12/1/44	1,675,000	1,918,507
5.00%, due 12/1/49	2,365,000	2,696,923
Lancaster Industrial Development Authority, Landis Homes Retirement Community, Revenue Bonds
4.00%, due 7/1/56	2,800,000	2,994,308
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Project, Revenue Bonds
4.00%, due 9/1/44	3,000,000	3,404,267
4.00%, due 9/1/49	17,310,000	19,525,567
Series A
4.00%, due 9/1/49	1,660,000	1,855,138
4.00%, due 9/1/51	4,000,000	4,505,455
Montgomery County Higher Education and Health Authority, Philadelphia Presbyterian Homes Project, Revenue Bonds
4.00%, due 12/1/48	4,110,000	4,422,496
	Principal Amount	Value

Pennsylvania (continued)
Montgomery County Industrial Development Authority, ACTS Retirement-Life Communities, Inc. Obligated Group, Revenue Bonds
5.00%, due 11/15/36	$ 5,000,000	$ 5,840,482
Montgomery County Industrial Development Authority, Albert Einstein Healthcare Network, Revenue Bonds
Series 2015A
5.25%, due 1/15/45	6,300,000	7,102,073
Series 2015A
5.25%, due 1/15/46	1,000,000	1,127,068
New Wilmington Municipal Authority, Westminster College Project, Revenue Bonds
Series PP1
5.25%, due 5/1/46	3,700,000	4,037,408
Northeastern Pennsylvania Hospital and Education Authority, King's College Project, Revenue Bonds
5.00%, due 5/1/44	1,000,000	1,164,548
5.00%, due 5/1/49	1,350,000	1,563,378
Northeastern Pennsylvania Hospital and Education Authority, Wilkes University Project, Revenue Bonds
Series A
5.25%, due 3/1/42	7,640,000	7,731,689
Pennsylvania Economic Development Financing Authority, Rapid Bridge Replacement Project, Revenue Bonds
4.125%, due 12/31/38	4,000,000	4,480,693
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Revenue Bonds
4.00%, due 8/15/49	10,335,000	11,833,822
Pennsylvania Higher Educational Facilities Authority, Shippensburg University Student Services, Inc., Revenue Bonds
5.00%, due 10/1/44	1,000,000	1,043,803
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Widener University, Revenue Bonds
Series A
5.50%, due 7/15/38	$ 2,500,000	$ 2,719,713
5.50%, due 7/15/43	2,400,000	2,610,924
Pennsylvania Higher Educational Facilities Authority, Holy Family University, Revenue Bonds
Series A
6.25%, due 9/1/33	1,560,000	1,681,089
Series A
6.50%, due 9/1/38	1,000,000	1,076,740
Pennsylvania Turnpike Commission, Revenue Bonds
Series A
4.00%, due 12/1/50	40,735,000	45,666,045
Series C
5.00%, due 12/1/44	16,535,000	18,572,472
Philadelphia Authority for Industrial Development, Russell Byers Charter School, Revenue Bonds
Series A
5.00%, due 5/1/40	1,105,000	1,252,333
Series A
5.00%, due 5/1/50	3,130,000	3,508,858
Philadelphia Authority for Industrial Development, MaST Charter School Project, Revenue Bonds
Series A
5.00%, due 8/1/40	600,000	719,954
Series A
5.00%, due 8/1/50	1,050,000	1,240,464
Philadelphia Authority for Industrial Development, University of the Arts (The), Revenue Bonds
5.00%, due 3/15/45 (a)	5,500,000	5,947,522
Philadelphia Authority for Industrial Development, Philadelphia Performing Arts Charter School, Revenue Bonds
Series A
5.00%, due 6/15/50 (a)	1,700,000	1,944,560
	Principal Amount	Value

Pennsylvania (continued)
Philadelphia Authority for Industrial Development, International Education & Community Initiatives Project, Revenue Bonds (a)
Series A
5.125%, due 6/1/38	$ 2,000,000	$ 2,214,265
Series A
5.25%, due 6/1/48	3,085,000	3,384,583
Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc., Revenue Bonds
Series A
6.50%, due 6/1/45	2,200,000	2,332,718
Philadelphia Authority for Industrial Development, New Foundation Charter School Project, Revenue Bonds
6.625%, due 12/15/41	1,000,000	1,070,706
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School, Revenue Bonds
Series A
7.25%, due 6/15/43	4,500,000	5,092,441
Philadelphia Authority for Industrial Development, Tacony Academy Charter School, Revenue Bonds
7.375%, due 6/15/43	1,500,000	1,630,063
Philadelphia Authority for Industrial Development, Esperanza Academy Charter School Project, Revenue Bonds
8.20%, due 12/1/43	1,800,000	1,961,659
Scranton Redevelopment Authority, Revenue Bonds
Series A, Insured: MUN GOVT GTD
5.00%, due 11/15/28	9,000,000	9,193,079
Scranton-Lackawanna Health and Welfare Authority, Marywood University Project, Revenue Bonds
5.00%, due 6/1/36	1,000,000	1,080,528
5.00%, due 6/1/46	2,625,000	2,801,691

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Susquehanna Area Regional Airport Authority, Revenue Bonds
Series B, Insured: BAM
4.00%, due 1/1/33	$ 3,000,000	$ 3,076,278
		424,783,966
Puerto Rico 13.9%
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	46,000,000	7,421,778
Series B
(zero coupon), due 5/15/57	100,000,000	5,509,100
5.375%, due 5/15/33	1,555,000	1,564,793
5.50%, due 5/15/39	1,475,000	1,511,447
5.625%, due 5/15/43	37,890,000	38,090,684
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A
4.00%, due 7/1/20 (e)(f)	1,140,000	1,038,825
Series A
4.00%, due 7/1/24 (e)(f)	175,000	153,781
Series A
4.125%, due 7/1/22 (e)(f)	500,000	455,625
Series D
4.50%, due 7/1/20 (e)(f)	535,000	520,956
Insured: AMBAC
4.50%, due 7/1/23	370,000	370,559
Series A
4.50%, due 7/1/25 (e)(f)	1,075,000	980,938
Series A
4.50%, due 7/1/26 (e)(f)	745,000	677,019
Series A
4.75%, due 7/1/18 (e)(f)	3,060,000	2,968,200
Series A
4.75%, due 7/1/30 (e)(f)	4,000	3,495
Series A
4.75%, due 7/1/30 (e)(f)	1,630,000	1,493,488
Series A
4.75%, due 7/1/31 (e)(f)	2,190,000	1,995,638
Series A
5.00%, due 7/1/19 (e)(f)	5,000,000	4,850,000
Series D
5.00%, due 7/1/19 (e)(f)	1,895,000	1,857,100
Series A
5.00%, due 7/1/20 (e)(f)	3,055,000	2,963,350
	Principal Amount	Value

Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series D
5.00%, due 7/1/20 (e)(f)	$ 195,000	$ 190,856
Series A
5.00%, due 7/1/20 (e)(f)	805,000	740,600
Series A
5.00%, due 7/1/21 (e)(f)	495,000	455,400
Series A
5.00%, due 7/1/22 (e)(f)	3,255,000	3,023,081
Series A
5.00%, due 7/1/23 (e)(f)	195,000	192,563
Series A
5.00%, due 7/1/24 (e)(f)	1,240,000	1,224,500
Series A, Insured: AGC
5.00%, due 7/1/25	250,000	251,746
Series A
5.00%, due 7/1/25 (e)(f)	5,120,000	5,062,400
Series A
5.00%, due 7/1/25 (e)(f)	2,050,000	2,024,375
Series A
5.00%, due 7/1/27 (e)(f)	4,350,000	4,295,625
5.00%, due 7/1/28 (e)(f)	460,000	448,500
Series A
5.00%, due 7/1/28 (e)(f)	770,000	760,375
Series A
5.00%, due 7/1/29 (e)(f)	17,615,000	17,394,812
Series A-4, Insured: AGM
5.00%, due 7/1/31	5,000,000	5,034,910
Series A
5.00%, due 7/1/33 (e)(f)	10,125,000	9,302,344
Series A
5.00%, due 7/1/33 (e)(f)	11,320,000	11,150,200
Series A
5.00%, due 7/1/34 (e)(f)	1,000	953
5.00%, due 7/1/34 (e)(f)	5,250,000	5,184,375
Series A, Insured: AGM
5.00%, due 7/1/35	550,000	554,840
Series A
5.00%, due 7/1/41 (e)(f)	1,990,000	1,689,013
Series A
5.00%, due 7/1/41 (e)(f)	1,375,000	1,225,469
5.125%, due 7/1/31 (e)(f)	6,470,000	6,389,125
Series A
5.125%, due 7/1/37 (e)(f)	1,316,000	1,151,500
Series A
5.125%, due 7/1/37 (e)(f)	10,425,000	9,564,937
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series A
5.25%, due 7/1/20 (e)(f)	$ 1,845,000	$ 1,817,325
Series A
5.25%, due 7/1/23 (e)(f)	5,325,000	4,972,219
5.25%, due 7/1/24 (e)(f)	7,485,000	7,204,312
Series A
5.25%, due 7/1/25 (e)(f)	3,000,000	2,973,750
Series A
5.25%, due 7/1/26 (e)(f)	4,205,000	4,162,950
Series A
5.25%, due 7/1/26 (e)(f)	5,910,000	5,784,412
Series A
5.25%, due 7/1/29 (e)(f)	2,650,000	2,626,813
Series A-4, Insured: AGM
5.25%, due 7/1/30	7,080,000	7,145,903
Series A
5.25%, due 7/1/33 (e)(f)	2,230,000	2,210,488
Series A
5.25%, due 7/1/37 (e)(f)	4,565,000	4,530,762
Series E
5.375%, due 7/1/30 (e)(f)	1,775,000	1,719,531
Series A
5.375%, due 7/1/33 (e)(f)	4,490,000	4,411,425
Series A
5.50%, due 7/1/18 (e)(f)	6,275,000	6,196,562
Series A
5.50%, due 7/1/18 (e)(f)	3,745,000	3,698,187
Series A
5.50%, due 7/1/23 (e)(f)	3,155,000	3,131,338
Series A
5.50%, due 7/1/26 (e)(f)	1,960,000	1,830,150
Series A
5.50%, due 7/1/26 (e)(f)	6,490,000	6,076,262
Series A
5.50%, due 7/1/32 (e)(f)	2,955,000	2,906,981
Series A
5.50%, due 7/1/39 (e)(f)	33,725,000	31,532,875
Series E
5.625%, due 7/1/32 (e)(f)	5,370,000	5,262,600
Series E
5.625%, due 7/1/33 (e)(f)	5,635,000	5,494,125
Series E
5.625%, due 7/1/34 (e)(f)	10,000	9,788
	Principal Amount	Value

Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series A
5.75%, due 7/1/28 (e)(f)	$ 1,120,000	$ 1,051,400
Series C
5.75%, due 7/1/36 (e)(f)	30,840,000	28,025,850
Series B
5.75%, due 7/1/38 (e)(f)	7,940,000	7,711,725
Series A
5.75%, due 7/1/41 (e)(f)	14,335,000	13,958,706
Series A
6.00%, due 7/1/28 (e)(f)	1,145,000	1,137,844
Series C
6.00%, due 7/1/35 (e)(f)	630,000	592,988
Series A
6.00%, due 7/1/38 (e)(f)	13,495,000	13,478,131
Series B
6.00%, due 7/1/39 (e)(f)	12,925,000	12,925,000
Series C
6.00%, due 7/1/39 (e)(f)	16,805,000	16,426,887
Series A
6.00%, due 7/1/40 (e)(f)	825,000	787,875
Series B
6.50%, due 7/1/37 (e)(f)	5,685,000	5,720,531
Series C
6.50%, due 7/1/40 (e)(f)	1,150,000	1,108,313
Commonwealth of Puerto Rico, Unrefunded, Unlimited General Obligation
Series A
5.00%, due 7/1/33 (e)(f)	1,000	950
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds
7.50%, due 8/20/40	146,180,554	137,226,995
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien
Series C
3.75%, due 7/1/27 (a)	15,050,000	15,111,040
Series A
4.00%, due 7/1/42 (a)(d)	19,640,000	21,601,321
Series A
4.00%, due 7/1/47 (a)(d)	3,235,000	3,501,955
Series A
5.00%, due 7/1/22	4,805,000	4,952,420
Series A
5.00%, due 7/1/22 (a)	320,000	329,186

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (continued)
Series A
5.00%, due 7/1/24 (a)(d)	$ 3,430,000	$ 3,666,902
Series 2020A
5.00%, due 7/1/25 (a)	10,000,000	11,357,968
Series A
5.00%, due 7/1/25 (a)(d)	4,600,000	5,052,819
Series A
5.00%, due 7/1/27 (a)	345,000	408,653
Series A
5.00%, due 7/1/28 (a)(d)	4,750,000	5,540,671
Series A
5.00%, due 7/1/29 (a)(d)	6,785,000	8,035,915
Series 2020A
5.00%, due 7/1/30 (a)	23,000,000	28,330,397
Series 2020A
5.00%, due 7/1/35 (a)	38,000,000	45,685,918
Series 2020A
5.00%, due 7/1/47 (a)	33,000,000	38,549,650
Series A
5.50%, due 7/1/28	4,000,000	4,135,969
Series A
5.75%, due 7/1/37	2,040,000	2,112,722
Series A
6.00%, due 7/1/47	2,190,000	2,271,246
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds (a)
Series B
4.00%, due 7/1/42	49,680,000	54,880,204
Series B
4.00%, due 7/1/47	14,730,000	16,086,590
Series B
5.00%, due 7/1/25	265,000	300,986
Series B
5.00%, due 7/1/28	8,420,000	10,112,086
Series B
5.00%, due 7/1/33	18,180,000	22,464,413
Series B
5.00%, due 7/1/37	2,425,000	2,942,535
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax, Revenue Bonds
Series A, Insured: AGC
4.50%, due 7/1/36	$ 6,240,000	$ 6,254,524
Series A, Insured: AMBAC
5.00%, due 7/1/31	7,765,000	7,920,300
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD-RSA-1
3.30%, due 7/1/19 (e)(f)	1,015,000	945,219
Series ZZ-RSA-1
4.25%, due 7/1/20 (e)(f)	1,355,000	1,307,575
Series CCC
4.25%, due 7/1/23 (e)(f)	1,150,000	1,122,688
Series CCC-RSA-1
4.375%, due 7/1/22 (e)(f)	115,000	112,269
Series CCC-RSA-1
4.60%, due 7/1/24 (e)(f)	200,000	195,250
Series CCC-RSA-1
4.625%, due 7/1/25 (e)(f)	1,085,000	1,059,231
Series XX-RSA-1
4.75%, due 7/1/26 (e)(f)	320,000	312,400
Series ZZ-RSA-1
4.75%, due 7/1/27 (e)(f)	405,000	395,381
Series A-RSA-1
4.80%, due 7/1/29 (e)(f)	690,000	673,613
Series TT-RSA-1
5.00%, due 7/1/20 (e)(f)	2,195,000	2,142,869
Series DDD-RSA-1
5.00%, due 7/1/20 (e)(f)	3,250,000	3,172,813
Series TT-RSA-1
5.00%, due 7/1/21 (e)(f)	1,215,000	1,190,700
Series CCC
5.00%, due 7/1/21 (e)(f)	470,000	460,600
Series DDD-RSA-1
5.00%, due 7/1/21 (e)(f)	275,000	269,500
Series PP, Insured: NATL-RE
5.00%, due 7/1/22	200,000	202,770
Series SS, Insured: NATL-RE
5.00%, due 7/1/22	1,140,000	1,155,789
Series RR, Insured: NATL-RE
5.00%, due 7/1/23	4,580,000	4,643,433
Series TT-RSA-1
5.00%, due 7/1/23 (e)(f)	365,000	357,700
Series RR, Insured: NATL-RE
5.00%, due 7/1/24	115,000	116,593
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series RR
5.00%, due 7/1/24 (e)(f)	$ 295,000	$ 289,100
Series CCC
5.00%, due 7/1/24 (e)(f)	1,845,000	1,808,100
Series SS, Insured: NATL-RE
5.00%, due 7/1/25	770,000	780,664
Series TT-RSA-1
5.00%, due 7/1/25 (e)(f)	1,030,000	1,009,400
Series CCC-RSA-1
5.00%, due 7/1/25 (e)(f)	575,000	563,500
Series TT-RSA-1
5.00%, due 7/1/26 (e)(f)	1,050,000	1,029,000
Series TT, Insured: AGM
5.00%, due 7/1/27	150,000	151,047
Series TT-RSA-1
5.00%, due 7/1/27 (e)(f)	1,250,000	1,225,000
Series WW
5.00%, due 7/1/28 (e)(f)	380,000	372,400
Series TT-RSA-1
5.00%, due 7/1/32 (e)(f)	9,570,000	9,378,600
Series TT-RSA-1
5.00%, due 7/1/37 (e)(f)	1,620,000	1,587,600
Series A-RSA-1
5.00%, due 7/1/42 (e)(f)	9,005,000	8,824,900
Series A-RSA-1
5.05%, due 7/1/42 (e)(f)	825,000	808,500
Series ZZ-RSA-1
5.25%, due 7/1/20 (e)(f)	225,000	220,219
Series ZZ-RSA-1
5.25%, due 7/1/23 (e)(f)	620,000	609,925
Series AAA-RSA-1
5.25%, due 7/1/24 (e)(f)	3,000,000	2,951,250
Series WW
5.25%, due 7/1/25 (e)(f)	1,605,000	1,578,919
Series ZZ-RSA-1
5.25%, due 7/1/26 (e)(f)	3,520,000	3,462,800
Series AAA-RSA-1
5.25%, due 7/1/26 (e)(f)	110,000	108,213
Series VV, Insured: NATL-RE
5.25%, due 7/1/29	630,000	683,775
Series VV, Insured: NATL-RE
5.25%, due 7/1/30	3,850,000	4,171,872
Series AAA-RSA-1
5.25%, due 7/1/30 (e)(f)	985,000	968,994
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series VV, Insured: NATL-RE
5.25%, due 7/1/32	$ 345,000	$ 374,315
Series WW
5.25%, due 7/1/33 (e)(f)	5,060,000	4,977,775
Series XX-RSA-1
5.25%, due 7/1/35 (e)(f)	2,265,000	2,228,194
Series XX-RSA-1
5.25%, due 7/1/40 (e)(f)	18,655,000	18,351,856
Series BBB
5.40%, due 7/1/28 (e)(f)	4,245,000	4,059,281
Series BBB
5.40%, due 7/1/28 (e)(f)	5,620,000	5,114,200
Series WW
5.50%, due 7/1/21 (e)(f)	2,120,000	2,080,250
Series WW
5.50%, due 7/1/38 (e)(f)	11,895,000	11,731,444
Series XX
5.75%, due 7/1/36 (e)(f)	4,055,000	4,014,450
Series 2013A-RSA-1
6.75%, due 7/1/36 (e)(f)	11,850,000	11,924,062
Series 2013A-RSA-1
7.00%, due 7/1/33 (e)(f)	1,500,000	1,513,125
Series 2013A-RSA-1
7.00%, due 7/1/40 (e)(f)	140,000	141,225
Series 2013A-RSA-1
7.00%, due 7/1/43 (e)(f)	5,000,000	5,043,750
Puerto Rico Electric Power Authority, Build America Bonds, Revenue Bonds (e)(f)
Series EEE-RSA-1
5.95%, due 7/1/30	16,310,000	15,677,987
Series EEE
5.95%, due 7/1/30	10,225,000	9,355,875
Series EEE-RSA-1
6.05%, due 7/1/32	11,340,000	10,900,575
Series EEE
6.05%, due 7/1/32	1,225,000	1,122,406
Series YY
6.125%, due 7/1/40	21,475,000	20,857,594
Series YY
6.125%, due 7/1/40	25,075,000	23,163,031
Series EEE
6.25%, due 7/1/40	1,730,000	1,665,125
Series EEE
6.25%, due 7/1/40	8,685,000	7,925,062

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Insured: AMBAC
(zero coupon), due 7/1/27	$ 200,000	$ 158,663
Series A, Insured: NATL
4.75%, due 7/1/38	1,070,000	1,083,535
Series A, Insured: AGM
4.75%, due 7/1/38	650,000	653,026
Insured: NATL
5.00%, due 7/1/22	345,000	346,127
Insured: AGC
5.00%, due 7/1/23	2,870,000	2,890,038
Insured: NATL
5.00%, due 7/1/28	460,000	461,502
Series N, Insured: AMBAC
5.25%, due 7/1/30	3,680,000	3,823,498
Series N, Insured: AMBAC
5.25%, due 7/1/31	9,295,000	9,640,820
Series N, Insured: NATL-RE
5.25%, due 7/1/33	7,490,000	8,143,679
Series L, Insured: AMBAC
5.25%, due 7/1/38	1,035,000	1,071,225
Series CCC, Insured: NATL-RE
5.50%, due 7/1/28	7,000,000	7,706,080
Series CC, Insured: NATL
5.50%, due 7/1/29	5,010,000	5,519,766
Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series A, Insured: COMMWLTH GTD
8.25%, due 5/1/17 (a)(e)(f)	7,100,000	7,153,250
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM
5.00%, due 8/1/27	2,530,000	2,547,664
Puerto Rico Public Buildings Authority, Revenue Bonds
Series G, Insured: AGC
4.75%, due 7/1/32	270,000	271,257
Series I, Insured: AGC
5.25%, due 7/1/33	680,000	686,330
Series D, Insured: AMBAC State Guaranteed
5.45%, due 7/1/31	305,000	309,752
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series U, Insured: COMMWLTH GTD
5.00%, due 7/1/19 (e)(f)	$ 200,000	$ 200,000
Series U, Insured: COMMWLTH GTD
5.00%, due 7/1/22 (e)(f)	2,475,000	2,481,188
Series G, Insured: COMMWLTH GTD
5.00%, due 7/1/26 (e)(f)	735,000	788,288
Series I, Insured: COMMWLTH GTD
5.00%, due 7/1/36 (e)(f)	47,545,000	49,030,781
Series N, Insured: COMMWLTH GTD
5.00%, due 7/1/37 (e)(f)	12,500,000	13,281,250
Series N, Insured: COMMWLTH GTD
5.25%, due 7/1/17 (e)(f)	125,000	133,125
Series K, Insured: AGM State Guaranteed
5.25%, due 7/1/27	5,970,000	6,025,571
Insured: COMMWLTH GTD
5.25%, due 7/1/33 (e)(f)	23,430,000	25,011,525
Series U, Insured: COMMWLTH GTD
5.25%, due 7/1/42 (e)(f)	35,355,000	35,266,612
Insured: COMMWLTH GTD
5.375%, due 7/1/33 (e)(f)	10,070,000	10,863,012
Series N, Insured: COMMWLTH GTD
5.50%, due 7/1/22 (e)(f)	5,000,000	5,437,500
Series N, Insured: COMMWLTH GTD
5.50%, due 7/1/26 (e)(f)	3,140,000	3,406,900
Series Q, Insured: COMMWLTH GTD
5.50%, due 7/1/37 (e)(f)	1,800,000	1,932,750
Series S, Insured: COMMWLTH GTD
5.60%, due 7/1/33 (e)(f)	190,000	200,450
Series Q, Insured: COMMWLTH GTD
5.625%, due 7/1/39 (e)(f)	8,755,000	9,477,287
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds (continued)
Series S, Insured: COMMWLTH GTD
5.75%, due 7/1/22 (e)(f)	$ 3,520,000	$ 3,766,400
Series S, Insured: COMMWLTH GTD
5.875%, due 7/1/39 (e)(f)	8,220,000	8,795,400
Series S, Insured: COMMWLTH GTD
6.00%, due 7/1/41 (e)(f)	5,960,000	6,421,900
Series P, Insured: COMMWLTH GTD
6.125%, due 7/1/23 (e)(f)	1,100,000	1,211,375
Series M, Insured: COMMWLTH GTD
6.25%, due 7/1/21 (e)(f)	1,385,000	1,532,156
Series M, Insured: COMMWLTH GTD
6.25%, due 7/1/22 (e)(f)	2,000	2,185
Series M, Insured: COMMWLTH GTD
6.25%, due 7/1/22 (e)(f)	10,110,000	11,247,375
Series M, Insured: COMMWLTH GTD
6.25%, due 7/1/23 (e)(f)	1,195,000	1,329,438
Series P, Insured: COMMWLTH GTD
6.25%, due 7/1/26 (e)(f)	3,000	3,255
Series P, Insured: COMMWLTH GTD
6.25%, due 7/1/26 (e)(f)	3,520,000	3,885,200
Series M, Insured: COMMWLTH GTD
6.25%, due 7/1/31 (e)(f)	1,000,000	1,112,500
Series P, Insured: COMMWLTH GTD
6.75%, due 7/1/36 (e)(f)	10,610,000	11,803,625
Series P, Insured: COMMWLTH GTD
7.00%, due 7/1/21 (e)(f)	6,410,000	7,179,200
Series P, Insured: COMMWLTH GTD
7.00%, due 7/1/25 (e)(f)	5,000,000	5,668,750
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
(zero coupon), due 7/1/31	$ 879,000	$ 699,221
Series A-1
(zero coupon), due 7/1/33	990,000	733,615
(zero coupon), due 8/1/54	516,302	121,138
Series A-2
4.329%, due 7/1/40	5,000,000	5,499,864
Series A-1
4.50%, due 7/1/34	725,000	792,506
Series A-1
4.75%, due 7/1/53	58,592,000	65,448,711
Series A-2
4.784%, due 7/1/58	25,565,000	28,527,176
Series A-1
5.00%, due 7/1/58	218,927,000	247,704,429
		1,693,327,241
Rhode Island 0.2%
Providence Redevelopment Agency, Port Providence Lease, Certificate of Participation
Series A, Insured: AGC
(zero coupon), due 9/1/24	1,735,000	1,680,807
Series A, Insured: AGC
(zero coupon), due 9/1/26	685,000	636,854
Series A, Insured: AGC
(zero coupon), due 9/1/29	1,835,000	1,574,946
Series A, Insured: AGC
(zero coupon), due 9/1/30	1,835,000	1,524,287
Series A, Insured: AGC
(zero coupon), due 9/1/32	1,500,000	1,175,817
Series A, Insured: AGC
(zero coupon), due 9/1/34	1,000,000	738,533
Series A, Insured: AGC
(zero coupon), due 9/1/35	360,000	257,138
Series A, Insured: AGC
(zero coupon), due 9/1/36	470,000	325,905
Rhode Island Health and Educational Building Corp., Lifespan Obligated Group, Revenue Bonds
5.00%, due 5/15/39	750,000	845,356

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Rhode Island (continued)
Rhode Island Turnpike & Bridge Authority, Motor Fuel Tax, Revenue Bonds
Series A
4.00%, due 10/1/44	$ 1,500,000	$ 1,714,694
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
(zero coupon), due 6/1/52	97,920,000	16,354,824
		26,829,161
South Carolina 0.7%
South Carolina Jobs-Economic Development Authority, Bishop Gadsden Episcopal Retirement Community, Revenue Bonds
Series A
4.00%, due 4/1/54	1,160,000	1,249,189
Series A
5.00%, due 4/1/54	3,000,000	3,379,838
South Carolina Jobs-Economic Development Authority, Green Charter School Project, Revenue Bonds
Series A
4.00%, due 6/1/56 (a)	1,530,000	1,591,919
South Carolina Jobs-Economic Development Authority, Woodlands at Furman Project, Revenue Bonds
Series A
5.00%, due 11/15/54	1,000,000	1,108,201
5.25%, due 11/15/47	5,375,000	5,849,264
5.25%, due 11/15/52	1,625,000	1,765,897
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds
Series D
5.00%, due 12/1/43	5,570,000	5,726,938
South Carolina Public Service Authority, Revenue Bonds
Series C
5.00%, due 12/1/46	5,900,000	6,638,310
Series E
5.00%, due 12/1/48	21,570,000	23,450,665
Series A
5.00%, due 12/1/50	4,660,000	5,299,618
	Principal Amount	Value

South Carolina (continued)
South Carolina Public Service Authority, Revenue Bonds (continued)
Series B
5.00%, due 12/1/56	$ 6,055,000	$ 7,106,734
Series E
5.25%, due 12/1/55	13,900,000	16,182,306
Series A
5.50%, due 12/1/54	5,100,000	5,705,142
		85,054,021
South Dakota 0.0% ‡
South Dakota Health & Educational Facilities Authority, Sanford Obligated Group, Revenue Bonds
Series E
5.00%, due 11/1/42	3,150,000	3,281,424
Tennessee 0.7%
Chattanooga-Hamilton County Hospital Authority, Revenue Bonds
Series A
5.00%, due 10/1/44	6,500,000	7,186,863
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Trevecca Nazarene University Project, Revenue Bonds
Series B
4.00%, due 10/1/41	2,265,000	2,480,895
Series B
4.00%, due 10/1/51	2,830,000	3,063,937
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Belmont University, Revenue Bonds
4.00%, due 5/1/46	2,000,000	2,308,176
4.00%, due 5/1/51	15,000,000	17,203,224
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds
Series A
5.00%, due 10/1/45	11,910,000	13,534,326
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds (continued)
Series A
5.25%, due 10/1/58	$ 9,000,000	$ 10,808,531
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds
5.00%, due 10/1/48	1,000,000	1,177,890
Metropolitan Nashville Airport Authority (The), Revenue Bonds
Series B
5.00%, due 7/1/54 (b)	19,050,000	22,949,623
		80,713,465
Texas 4.3%
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project, Revenue Bonds
5.00%, due 7/15/41	3,300,000	3,614,634
Calhoun County Navigation Industrial Development Authority, Max Midstream Texas LLC Project, Revenue Bonds, Senior Lien (a)
Series A
3.625%, due 7/1/26 (b)	15,455,000	15,871,658
Series B
6.50%, due 7/1/26	14,250,000	14,756,699
Central Texas Regional Mobility Authority, Manor Expressway Project, Revenue Bonds, Senior Lien
(zero coupon), due 1/1/23	1,000,000	992,089
Central Texas Regional Mobility Authority, Capital Appreciation, Revenue Bonds
(zero coupon), due 1/1/33	315,000	244,529
(zero coupon), due 1/1/34	3,275,000	2,470,832
(zero coupon), due 1/1/35	3,700,000	2,707,796
(zero coupon), due 1/1/36	2,000,000	1,413,793
(zero coupon), due 1/1/39	3,500,000	2,242,611
	Principal Amount	Value

Texas (continued)
Central Texas Regional Mobility Authority, Revenue Bonds
4.00%, due 1/1/41	$ 6,250,000	$ 6,751,975
Central Texas Regional Mobility Authority, Revenue Bonds, Sub. Lien
5.00%, due 1/1/33	1,225,000	1,291,195
5.00%, due 1/1/42	2,340,000	2,466,445
Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien
5.00%, due 1/1/46	12,215,000	14,737,692
Central Texas Turnpike System, Revenue Bonds
Series C
5.00%, due 8/15/42	12,000,000	13,394,171
City of Houston TX, Airport System, United Airlines Inc. Project, Revenue Bonds (b)
5.00%, due 7/1/29	11,400,000	12,359,171
Series B-1
5.00%, due 7/15/30	2,000,000	2,209,196
City of Lago Vista TX, Tessera on Lake Travis Public Improvement District Project, Special Assessment
Series B
4.875%, due 9/1/50 (a)	1,250,000	1,303,677
Clifton Higher Education Finance Corp., Uplift Education, Revenue Bonds
Series A
5.00%, due 12/1/45	2,500,000	2,743,644
Clifton Higher Education Finance Corp., IDEA Public Schools, Revenue Bonds
6.00%, due 8/15/43	3,500,000	3,776,264
Danbury Higher Education Authority, Inc., Golden Rule School, Inc., Revenue Bonds
Series A
4.00%, due 8/15/49	4,000,000	4,030,685
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds
Series A
5.25%, due 9/1/44	3,250,000	3,570,033

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
58	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Grand Parkway Transportation Corp., Revenue Bonds
Series C
4.00%, due 10/1/49	$ 75,140,000	$ 85,720,261
Series A
5.50%, due 4/1/53	600,000	659,514
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A
5.00%, due 6/1/33	900,000	924,611
Series A
5.00%, due 6/1/38	1,960,000	2,005,072
Harris County Cultural Education Facilities Finance Corp., Brazos Presbyterian Homes, Revenue Bonds
Series B
7.00%, due 1/1/43	1,500,000	1,614,766
Harris County-Houston Sports Authority, Revenue Bonds, Junior Lien
Series H, Insured: NATL-RE
(zero coupon), due 11/15/24	175,000	171,588
Series H, Insured: NATL-RE
(zero coupon), due 11/15/24	795,000	748,899
Series H, Insured: NATL-RE
(zero coupon), due 11/15/26	65,000	61,831
Series H, Insured: NATL-RE
(zero coupon), due 11/15/26	535,000	474,348
Series H, Insured: NATL-RE
(zero coupon), due 11/15/29	10,000	8,900
Series H, Insured: NATL-RE
(zero coupon), due 11/15/29	725,000	573,187
Series H, Insured: NATL-RE
(zero coupon), due 11/15/32	250,000	170,499
Series H, Insured: NATL-RE
(zero coupon), due 11/15/33	185,000	118,558
Series H, Insured: NATL-RE
(zero coupon), due 11/15/38	1,395,000	649,462
Series H, Insured: NATL-RE
(zero coupon), due 11/15/39	1,525,000	664,910
Series H, Insured: NATL-RE
(zero coupon), due 11/15/40	1,855,000	757,649
Series H, Insured: NATL-RE
(zero coupon), due 11/15/41	700,000	268,113
	Principal Amount	Value

Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds, Third Lien
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/32	$ 1,670,000	$ 964,788
Series A-3, Insured: NATL-RE
(zero coupon), due 11/15/33	890,000	484,171
Series A, Insured: NATL-RE
(zero coupon), due 11/15/34	220,000	120,132
Series A, Insured: NATL-RE
(zero coupon), due 11/15/34	2,320,000	1,188,243
Harris County-Houston Sports Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/34	2,035,000	1,240,733
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/38	36,815,000	17,361,472
Series A, Insured: AGM NATL-RE
(zero coupon), due 11/15/40	1,310,000	543,011
Hemphill County Hospital District, Limited General Obligation
4.625%, due 2/1/39	2,765,000	2,964,245
Love Field Airport Modernization Corp., Revenue Bonds
Insured: AGM
4.00%, due 11/1/40 (b)	10,500,000	12,180,934
Montgomery County Toll Road Authority, Revenue Bonds, Senior Lien
5.00%, due 9/15/48	2,500,000	2,777,134
New Hope Cultural Education Facilities Finance Corp., CHF-Collegiate Housing Denton LLC, Revenue Bonds
Series B-1, Insured: AGM
4.00%, due 7/1/48	1,000,000	1,107,848
New Hope Cultural Education Facilities Finance Corp., Westminster Project, Revenue Bonds
4.00%, due 11/1/49	1,600,000	1,786,677
New Hope Cultural Education Facilities Finance Corp., Quality Senior Housing Foundation of East Texas, Inc., Revenue Bonds
Series A-1
4.00%, due 12/1/54	410,000	406,271
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Quality Senior Housing Foundation of East Texas, Inc., Revenue Bonds (continued)
Series A-1
5.00%, due 12/1/54	$ 2,770,000	$ 3,049,932
New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center, Inc., Revenue Bonds (a)
Series A
5.00%, due 8/15/36	5,000,000	4,937,011
Series A
5.125%, due 8/15/47	2,085,000	2,054,766
New Hope Cultural Education Facilities Finance Corp., Cumberland Academy, Inc., Revenue Bonds
Series A
5.00%, due 8/15/40 (a)	5,000,000	5,446,807
New Hope Cultural Education Facilities Finance Corp., CHF - Collegiate Housing Stephenville II, LLC - Tarleton State University Project, Revenue Bonds
Series A
5.00%, due 4/1/46	3,000,000	3,307,499
New Hope Cultural Education Facilities Finance Corp., Southwest Preparatory School, Revenue Bonds
Series A
5.00%, due 8/15/50 (a)	4,180,000	4,649,828
New Hope Cultural Education Facilities Finance Corp., Wesleyan Homes, Inc., Project, Revenue Bonds
5.00%, due 1/1/55	1,500,000	1,549,115
New Hope Cultural Education Facilities Finance Corp., Legacy at Midtown Park Project, Revenue Bonds
Series A
5.50%, due 7/1/54	1,500,000	1,573,415
	Principal Amount	Value

Texas (continued)
New Hope Cultural Education Facilities Finance Corp., CHF-Stephenville LLC, Revenue Bonds
Series A
6.00%, due 4/1/45	$ 3,550,000	$ 3,835,699
North East Texas Regional Mobility Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 1/1/41	6,000,000	6,746,119
Series B
5.00%, due 1/1/46	3,535,000	3,960,515
North Texas Tollway Authority, North Texas Tollway System, Revenue Bonds, Second Tier
Series B
3.00%, due 1/1/46	8,500,000	8,843,282
Series B
3.00%, due 1/1/51	10,000,000	10,314,309
5.00%, due 1/1/50	1,750,000	2,072,903
Port Beaumont Navigation District, Jefferson Gulf Coast Energy Project, Revenue Bonds
Series A
4.00%, due 1/1/50 (a)(b)	12,000,000	12,359,246
Port Freeport, Revenue Bonds, Senior Lien
Series A
4.00%, due 6/1/38 (b)	1,650,000	1,858,877
Series A
4.00%, due 6/1/39 (b)	1,620,000	1,814,115
4.00%, due 6/1/51	1,500,000	1,686,281
Port of Port Arthur Navigation District, Port Improvement, Unlimited General Obligation
4.00%, due 3/1/47	4,450,000	4,823,238
Red River Education Finance Corp., Houston Baptist University Project, Revenue Bonds
5.50%, due 10/1/46	6,250,000	7,232,724
San Antonio Education Facilities Corp., University of the Incarnate Word, Revenue Bonds
Series A
4.00%, due 4/1/46	4,250,000	4,720,008

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
60	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
San Antonio Municipal Facilities Corp., City Tower Renovation Project, Revenue Bonds
4.00%, due 8/1/48	$ 12,295,000	$ 14,241,371
Tarrant County Cultural Education Facilities Finance Corp., Barton Creek Senior Living Center Project, Revenue Bonds
5.00%, due 11/15/40	1,500,000	1,661,960
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series B
5.00%, due 11/15/40	1,250,000	1,436,115
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Inc. Project, Revenue Bonds
5.00%, due 11/15/46	3,000,000	3,497,480
Texas Private Activity Bond Surface Transportation Corp., North Tarrant Express Managed Lanes Project, Revenue Bonds, Senior Lien
Series A
4.00%, due 12/31/38	6,135,000	7,020,517
Series A
4.00%, due 12/31/39	5,000,000	5,709,104
Texas Private Activity Bond Surface Transportation Corp., Blueridge Transportation Group LLC, Revenue Bonds, Senior Lien (b)
5.00%, due 12/31/50	5,235,000	5,814,735
5.00%, due 12/31/55	10,390,000	11,514,156
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners Segments 3 LLC, Revenue Bonds, Senior Lien (b)
5.00%, due 6/30/58	79,130,000	94,178,659
6.75%, due 6/30/43	11,700,000	12,978,280
Texas Transportation Commission, Revenue Bonds, First Tier
(zero coupon), due 8/1/43	3,750,000	1,537,266
(zero coupon), due 8/1/44	4,200,000	1,626,183
(zero coupon), due 8/1/46	1,000,000	348,003
	Principal Amount	Value

Texas (continued)
Texas Transportation Commission, Revenue Bonds, First Tier (continued)
(zero coupon), due 8/1/47	$ 2,000,000	$ 660,467
(zero coupon), due 8/1/48	1,000,000	313,628
(zero coupon), due 8/1/50	1,500,000	420,980
Texas Transportation Commission, State Highway 249, Revenue Bonds, First Tier
Series A
5.00%, due 8/1/57	10,000,000	11,517,225
		522,978,434
U.S. Virgin Islands 0.8%
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A
4.00%, due 10/1/22	360,000	357,569
Series A
6.00%, due 10/1/39	755,000	756,729
Series A
6.625%, due 10/1/29	3,230,000	3,256,311
Series A
6.75%, due 10/1/37	15,340,000	15,464,958
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds, Senior Lien
Series 2009A-1
4.50%, due 10/1/24	705,000	698,154
Series A-1
5.00%, due 10/1/24	440,000	441,032
Series 2009A-1
5.00%, due 10/1/39	1,135,000	1,137,662
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds, Sub. Lien
Series C
5.00%, due 10/1/22	2,495,000	2,489,170
Virgin Islands Public Finance Authority, Matching Fund Loan Note, Revenue Bonds, Senior Lien
Series B
5.00%, due 10/1/25	9,345,000	9,366,920
Series A
5.00%, due 10/1/29	11,175,000	11,201,212
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
U.S. Virgin Islands (continued)
Virgin Islands Public Finance Authority, Matching Fund Loan Note, Revenue Bonds, Sub. Lien
Series B
5.00%, due 10/1/25	$ 4,825,000	$ 4,760,330
Series B
5.25%, due 10/1/29	6,410,000	6,315,126
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series C
5.00%, due 10/1/30	17,270,000	17,207,868
Series A
5.00%, due 10/1/32	15,600,000	15,469,963
Series A
5.00%, due 10/1/34	2,600,000	2,567,214
Series C
5.00%, due 10/1/39	9,910,000	9,665,636
		101,155,854
Utah 0.8%
Black Desert Public Infrastructure District, Limited General Obligation
Series A
4.00%, due 3/1/51 (a)	3,125,000	3,174,945
City of Salt Lake City UT, Airport, Revenue Bonds
Series A
5.00%, due 7/1/46 (b)	6,500,000	8,074,035
Medical School Campus Public Infrastructure District, Limited General Obligation (a)
Series A
5.25%, due 2/1/40	1,430,000	1,467,274
Series A
5.50%, due 2/1/50	2,915,000	2,994,628
Mida Golf and Equestrian Center Public Infrastructure District, Limited General Obligation
4.50%, due 6/1/51 (a)	6,000,000	5,980,324
Mida Mountain Village Public Infrastructure District, Assessment Area No. 2, Special Assessment
4.00%, due 8/1/50 (a)	2,000,000	2,048,086
	Principal Amount	Value

Utah (continued)
Mida Mountain Village Public Infrastructure District, Special Assessment
Series A
4.50%, due 8/1/40	$ 1,500,000	$ 1,670,884
Series A
5.00%, due 8/1/50	5,250,000	5,856,791
Military Installation Development Authority, Revenue Bonds
Series A-1
4.00%, due 6/1/36	4,000,000	4,054,933
Series A-1
4.00%, due 6/1/41	4,100,000	4,106,659
Series A-1
4.00%, due 6/1/52	9,000,000	8,706,463
Series A-2
4.00%, due 6/1/52	1,000,000	956,909
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/45	2,975,000	3,369,648
Insured: UT CSCE
4.00%, due 4/15/50	3,645,000	4,109,166
Utah Charter School Finance Authority, North Star Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/45	2,020,000	2,287,963
Utah Charter School Finance Authority, Vista School, Revenue Bonds
Series 2020A, Insured: UT CSCE
4.00%, due 10/15/45	1,870,000	2,131,311
Series 2020A, Insured: UT CSCE
4.00%, due 10/15/54	5,000,000	5,666,061
Utah Charter School Finance Authority, Providence Hall Project, Revenue Bonds
Series A, Insured: UT CSCE
4.00%, due 10/15/46	1,000,000	1,156,826
Series A, Insured: UT CSCE
4.00%, due 10/15/51	2,000,000	2,302,467
Utah Infrastructure Agency, Revenue Bonds
3.00%, due 10/15/45	4,675,000	4,741,818

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
62	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utah (continued)
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
4.00%, due 10/15/39	$ 2,175,000	$ 2,460,840
4.00%, due 10/15/42	1,970,000	2,214,212
Series A
5.00%, due 10/15/32	1,615,000	1,903,942
Series A
5.00%, due 10/15/34	3,385,000	3,968,570
Series A
5.00%, due 10/15/37	1,100,000	1,285,672
Series A
5.00%, due 10/15/40	4,130,000	4,805,225
Series A
5.375%, due 10/15/40	6,260,000	7,452,945
		98,948,597
Vermont 0.1%
Vermont Economic Development Authority, Wake Robin Corp. Project, Revenue Bonds
Series A
4.00%, due 5/1/45	2,350,000	2,498,959
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services, Revenue Bonds
Series A, Insured: AGC
4.75%, due 8/15/36	500,000	510,565
Vermont Student Assistance Corp., Education Loan, Revenue Bonds
Series B
4.50%, due 6/15/45 (b)	3,500,000	3,652,211
		6,661,735
Virginia 1.8%
Farmville Industrial Development Authority, Longwood University Student Project, Revenue Bonds
Series A
5.00%, due 1/1/48	7,000,000	8,051,912
Series A
5.00%, due 1/1/55	17,000,000	19,471,174
	Principal Amount	Value

Virginia (continued)
Farmville Industrial Development Authority, Longwood University Student Housing Project, Revenue Bonds
Series A
5.00%, due 1/1/59	$ 7,605,000	$ 8,890,317
Henrico County Economic Development Authority, LifeSpire of Virginia, Residential Care Facility, Revenue Bonds
Series C
5.00%, due 12/1/47	2,200,000	2,548,760
James City County Economic Development Authority, Williamsburg Landing, Inc., Revenue Bonds
Series A
4.00%, due 12/1/50	3,235,000	3,507,767
Lynchburg Economic Development Authority, Randolph College Project, Revenue Bonds
5.00%, due 9/1/48	3,705,000	4,266,230
Newport News Economic Development Authority, LifeSpire of Virginia Obligated Group, Revenue Bonds
5.00%, due 12/1/38	2,575,000	2,883,731
Norfolk Redevelopment & Housing Authority, Norfolk Retirement Community, Harbors Edge Project, Revenue Bonds
Series B
4.00%, due 1/1/25	1,200,000	1,200,548
Series A
5.25%, due 1/1/54	3,300,000	3,578,067
Roanoke Economic Development Authority, Lynchburg College, Revenue Bonds
Series A
4.00%, due 9/1/48	4,890,000	5,335,797
Salem Economic Development Authority, Educational Facilities, Roanoke College, Revenue Bonds
4.00%, due 4/1/45	1,000,000	1,115,857
5.00%, due 4/1/49	1,000,000	1,199,483
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
63

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Virginia (continued)
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series B-1
5.00%, due 6/1/47	$ 29,205,000	$ 29,367,538
Series B2
5.20%, due 6/1/46	2,000,000	2,001,151
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series 2007A-1
6.706%, due 6/1/46	33,710,000	35,257,329
Virginia College Building Authority, Regent University Project, Revenue Bonds
3.00%, due 6/1/41	2,250,000	2,289,369
4.00%, due 6/1/36	1,300,000	1,488,550
Virginia College Building Authority, Marymount University Project, Green Bond, Revenue Bonds
Series B
5.00%, due 7/1/45 (a)	1,945,000	2,041,675
Virginia Small Business Financing Authority, National Senior Campuses Inc. Obligated Group, Revenue Bonds
4.00%, due 1/1/51	15,000,000	16,860,474
Virginia Small Business Financing Authority, Express Lanes LLC, Revenue Bonds, Senior Lien
5.00%, due 1/1/40	10,000,000	10,072,331
Virginia Small Business Financing Authority, Transform 66 P3 Project, Revenue Bonds, Senior Lien (b)
5.00%, due 12/31/52	12,160,000	14,323,917
5.00%, due 12/31/56	17,040,000	20,059,699
Virginia Small Business Financing Authority, Elizabeth River Crossing, Revenue Bonds, Senior Lien
5.50%, due 1/1/42	18,245,000	18,811,436
		214,623,112
	Principal Amount	Value

Washington 1.0%
Pend Oreille County Public Utility District No. 1 Box Canyon, Revenue Bonds
4.00%, due 1/1/41	$ 3,000,000	$ 3,320,282
Pend Oreille County Public Utility District No. 1 Box Canyon, Green Bond, Revenue Bonds
5.00%, due 1/1/48	5,430,000	6,218,373
Port of Seattle Industrial Development Corp., Delta Air Lines, Inc., Revenue Bonds
5.00%, due 4/1/30 (b)	1,825,000	1,926,814
Washington Economic Development Finance Authority, North Pacific Paper Co. Recycling Project, Green Bond, Revenue Bonds
Series A
5.625%, due 12/1/40 (a)(b)	4,000,000	4,724,470
Washington Higher Education Facilities Authority, Whitworth University Project, Revenue Bonds
Series A
5.00%, due 10/1/40	3,000,000	3,422,678
Washington Higher Education Facilities Authority, Seattle Pacific University Project, Revenue Bonds
Series A
5.00%, due 10/1/45	3,800,000	4,633,826
Washington State Convention Center Public Facilities District, Lodging Tax, Revenue Bonds
Series B
3.00%, due 7/1/48	8,500,000	8,530,001
Series B
3.00%, due 7/1/58	23,590,000	24,123,573
Series B
3.00%, due 7/1/58	4,000,000	3,876,895
Series B
4.00%, due 7/1/58	5,405,000	6,002,974
Series B
4.00%, due 7/1/58	1,750,000	1,954,661
Series A
5.00%, due 7/1/58	5,965,000	7,340,584

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
64	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Washington (continued)
Washington State Convention Center Public Facilities District, Revenue Bonds
4.00%, due 7/1/58	$ 9,160,000	$ 10,121,640
Washington State Housing Finance Commission, Eliseo Project, Revenue Bonds (a)
Series A
4.00%, due 1/1/41	5,920,000	6,093,885
Series A
4.00%, due 1/1/57	8,785,000	8,838,293
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds
5.00%, due 1/1/48	3,000,000	3,079,473
Whidbey Island Public Hospital District, Whidbey General Hospital, Limited General Obligation
3.75%, due 12/1/32	100,000	100,049
4.00%, due 12/1/37	290,000	290,723
Whidbey Island Public Hospital District, Unlimited General Obligation
5.375%, due 12/1/39	9,920,000	10,192,961
5.50%, due 12/1/33	2,070,000	2,133,808
		116,925,963
West Virginia 0.3%
County of Ohio WV, Special District Excise Tax, The Highlands Project, Revenue Bonds
Series B
4.25%, due 3/1/35	4,000,000	4,115,110
Glenville State College, Board of Governors, Revenue Bonds
5.25%, due 6/1/47	4,000,000	4,163,060
Monongalia County Commission Excise Tax District, University Town Centre, Revenue Bonds
Series A
4.125%, due 6/1/43 (a)	1,000,000	1,101,801
	Principal Amount	Value

West Virginia (continued)
Monongalia County Commission Excise Tax District, University Town Center, Revenue Bonds
Series A
5.50%, due 6/1/37 (a)	$ 4,000,000	$ 4,545,438
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Revenue Bonds
Series A
4.00%, due 1/1/37	5,125,000	5,780,337
Series A
4.00%, due 1/1/38	2,500,000	2,814,508
Series A
4.125%, due 1/1/47	13,650,000	15,240,715
		37,760,969
Wisconsin 1.8%
Public Finance Authority, Wonderful Foundations Charter School, Revenue Bonds (a)
Series B
(zero coupon), due 1/1/60	72,000,000	5,694,091
Series A-1
5.00%, due 1/1/55	5,795,000	6,344,273
Public Finance Authority, North Carolina Leadership Charter Academy, Inc., Revenue Bonds
Series A
4.00%, due 6/15/29 (a)	300,000	320,644
Public Finance Authority, National Gypsum Co., Revenue Bonds
4.00%, due 8/1/35 (b)	4,000,000	4,067,323
Public Finance Authority, Fellowship Senior Living Project, Revenue Bonds
Series A
4.00%, due 1/1/46	2,955,000	3,223,643
Series A
4.00%, due 1/1/52	12,085,000	13,115,957
Public Finance Authority, WakeMed Obligated Group, Revenue Bonds
Series A
4.00%, due 10/1/49	7,000,000	7,756,129
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, Appalachian State University Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 7/1/50	$ 1,000,000	$ 1,109,587
Series A, Insured: AGM
4.00%, due 7/1/55	1,250,000	1,382,857
Series A, Insured: AGM
4.00%, due 7/1/59	1,600,000	1,769,014
Public Finance Authority, Southeastern Regional Medical Center Obligated Group, Revenue Bonds
Series A
4.00%, due 2/1/51	5,755,000	6,477,855
Public Finance Authority, Fargo Moorhead Met Area Flood, Green Bond, Revenue Bonds (b)
4.00%, due 9/30/51	7,500,000	8,151,957
4.00%, due 3/31/56	5,000,000	5,403,542
Public Finance Authority, Carson Valley Medical Centre, Revenue Bonds
Series A
4.00%, due 12/1/51	2,250,000	2,544,377
Public Finance Authority, Appalachian Regional Healthcare System Obligated Group, Revenue Bonds
4.00%, due 7/1/56	2,250,000	2,534,280
Public Finance Authority, Givens Estates, Revenue Bonds
4.00%, due 12/1/56	5,000,000	5,479,824
Public Finance Authority, Ultimate Medical Academy Project, Revenue Bonds (a)
Series A
5.00%, due 10/1/22	2,245,000	2,323,329
Series A
5.00%, due 10/1/24	2,200,000	2,430,657
Series A
5.00%, due 10/1/29	3,000,000	3,658,122
Series A
5.00%, due 10/1/34	1,090,000	1,301,808
Series A
5.00%, due 10/1/39	17,000,000	20,074,222
	Principal Amount	Value

Wisconsin (continued)
Public Finance Authority, Roseman University of Health Sciences, Revenue Bonds
5.00%, due 4/1/30 (a)	$ 700,000	$ 837,520
5.00%, due 4/1/40 (a)	300,000	354,588
5.00%, due 4/1/50 (a)	1,000,000	1,165,508
5.50%, due 4/1/32	1,250,000	1,272,318
5.875%, due 4/1/45	6,650,000	7,493,789
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds
Series A
5.00%, due 6/1/36 (a)	750,000	824,519
Public Finance Authority, Carmelite System, Inc. Obligated Group (The), Revenue Bonds
5.00%, due 1/1/40	4,335,000	5,170,667
5.00%, due 1/1/45	3,060,000	3,610,145
Public Finance Authority, TRIPS Obligated Group, Revenue Bonds
Series B
5.00%, due 7/1/42 (b)	10,000,000	10,226,362
Public Finance Authority, NC A&T Real Estate Foundation LLC Project, Revenue Bonds
Series A
5.00%, due 6/1/44	1,350,000	1,587,836
Series A
5.00%, due 6/1/49	7,125,000	8,331,890
Series B
5.00%, due 6/1/49	2,720,000	3,180,736
Public Finance Authority, Guilford College, Revenue Bonds
Series A
5.00%, due 1/1/48	4,630,000	5,046,682
5.50%, due 1/1/47	6,160,000	6,763,430
Public Finance Authority, Coral Academy of Science Las Vegas, Revenue Bonds
Series A
5.00%, due 7/1/48	2,000,000	2,289,587
Public Finance Authority, Wilson Preparatory Academy, Revenue Bonds
Series A
5.00%, due 6/15/49 (a)	1,100,000	1,185,832

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
66	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Wisconsin (continued)
Public Finance Authority, Nevada State College, Revenue Bonds
5.00%, due 5/1/55 (a)	$ 8,600,000	$ 7,441,702
Public Finance Authority, Wingate University, Revenue Bonds
Series A
5.25%, due 10/1/38	3,250,000	3,760,755
Public Finance Authority, CHF-Cullowhee, LLC - Western Carolina University Project, Revenue Bonds
Series A
5.25%, due 7/1/47	2,000,000	2,181,084
Public Finance Authority, Wisconsin Airport Facilities, AFCO Investors II Portfolio, Revenue Bonds
5.75%, due 10/1/31 (a)	1,670,000	1,751,777
Public Finance Authority, Rose Villa Project, Revenue Bonds
Series A
5.75%, due 11/15/44 (a)	1,400,000	1,505,852
Public Finance Authority, Lake Erie College Project, Revenue Bonds
Series A
5.875%, due 10/1/54 (a)	2,000,000	2,093,170
Public Finance Authority, Affinity Living Group NC-12 Obligated Group, Revenue Bonds
6.75%, due 11/1/24 (a)	10,000,000	10,300,394
Public Finance Authority, Irving Convention Center Hotel Project, Revenue Bonds
Series A-2
7.00%, due 1/1/50 (a)	13,990,000	13,666,816
Wisconsin Health & Educational Facilities Authority, St. Camillus Health System, Inc., Revenue Bonds
Series B-3
2.25%, due 11/1/26	3,000,000	3,000,239
Series B-2
2.55%, due 11/1/27	3,000,000	3,000,416
	Principal Amount	Value

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Rogers Memorial Hospital Inc. Obligated Group, Revenue Bonds
Series A
5.00%, due 7/1/49	$ 2,400,000	$ 2,769,869
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital Inc. Obligated Group, Revenue Bonds
Series A
5.375%, due 2/1/48	4,400,000	4,543,206
		220,520,180
Total Long-Term Municipal Bonds (Cost $9,720,288,519)		10,564,604,452
Short-Term Municipal Notes 9.8%
Alabama 0.0% ‡
Hoover Industrial Development Board, United States Steel Corp., Green Bond, Revenue Bonds
6.375%, due 11/1/50 (b)(h)	4,250,000	5,360,485
Arkansas 0.1%
Tender Option Bond Trust Receipts/Certificates, Limited General Obligation
Series 2020-XF0954, Insured: State Aid Withholding
0.10%, due 6/1/50 (a)(h)	8,000,000	8,000,000
California 1.7%
Bay Area Toll Authority, Revenue Bonds (h)
Series E-1
0.03%, due 4/1/45	25,000,000	25,000,000
Series G1
0.03%, due 4/1/47	23,330,000	23,330,000
California Infrastructure and Economic Development Bank, Brightline West Passenger Rail Project, Revenue Bonds
Series A
0.20%, due 1/1/50 (a)(b)(h)	41,215,000	41,210,211
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
67

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
California (continued)
Northern California Gas Authority No. 1, Gas Project, Revenue Bonds
Series B
0.808%, due 7/1/27 (h)	$ 30,850,000	$ 31,042,241
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series O-2
0.01%, due 5/15/45 (h)	10,000,000	10,000,000
Sacramento Transportation Authority, Revenue Bonds
Series A
0.05%, due 10/1/38 (h)	16,100,000	16,100,000
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds (a)(h)
Series 2018-XF2698
0.07%, due 11/1/44	4,800,000	4,800,000
Series 2020-YX1155
0.07%, due 12/1/45	8,360,000	8,360,000
Series 2017-XG0125
0.07%, due 8/15/47	20,455,000	20,455,000
Series 2020-XL0155
0.07%, due 4/1/49	4,255,000	4,255,000
Series 2020-XF2904
0.07%, due 7/1/50	11,625,000	11,625,000
University of California, Revenue Bonds
Series AL-4
0.01%, due 5/15/48 (h)	8,625,000	8,625,000
		204,802,452
Florida 0.3%
City of Gainesville FL, Revenue Bonds
Series B
0.03%, due 10/1/42 (h)	410,000	410,000
Lee Memorial Health System, Lee Memorial Health System Obligated Group, Revenue Bonds
Series B
0.13%, due 4/1/49 (h)	14,000,000	14,000,000
	Principal Amount	Value

Florida (continued)
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2020-XF2920
0.09%, due 12/1/48 (a)(h)	$ 21,670,000	$ 21,670,000
		36,080,000
Georgia 0.4%
Development Authority of Burke County (The), Georgia Power Company Plant Vogtle Project, Revenue Bonds (h)
0.09%, due 11/1/52	16,500,000	16,500,000
0.12%, due 11/1/48	18,535,000	18,535,000
Development Authority of Floyd County, Georgia Power Company Hammond Project, Revenue Bonds, First Series
0.08%, due 7/1/22 (h)	18,000,000	18,000,000
		53,035,000
Illinois 0.2%
Illinois Finance Authority, Northshore University Health System, Revenue Bonds
Series C
0.03%, due 8/15/49 (h)	18,010,000	18,010,000
Tender Option Bond Trust Receipts/Certificates, Unlimited General Obligation
Series 2015-XF1010, Insured: AGM-CR
0.09%, due 2/1/39 (a)(h)	3,600,000	3,600,000
		21,610,000
Indiana 0.0% ‡
Indiana Finance Authority, Educational Facilities-DePauw University Project, Revenue Bonds
Series A
0.03%, due 7/1/36 (h)	2,900,000	2,900,000
Kentucky 0.1%
County of Meade KY, Nucor Corp., Green Bond, Revenue Bonds
Series A-1
0.06%, due 7/1/60 (b)(h)	8,160,000	8,160,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
68	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Kentucky (continued)
Tender Option Bond Trust Receipts, Revenue Bonds
Series 2017-XG0123
0.09%, due 6/1/45 (a)(h)	$ 5,195,000	$ 5,195,000
		13,355,000
Louisiana 0.1%
Parish of St John the Baptist, Marathon Oil Corp. Project, Revenue Bonds
2.00%, due 6/1/37 (h)	3,000,000	3,052,208
Parish of St John the Baptist LA, Marathon Oil Corp. Project, Revenue Bonds
Series B-2
2.375%, due 6/1/37 (h)	12,500,000	13,117,668
		16,169,876
Massachusetts 0.1%
Massachusetts Development Finance Agency, Boston University, Revenue Bonds
Series U6C
0.03%, due 10/1/42 (h)	7,000,000	7,000,000
Mississippi 0.2%
County of Jackson MS, Chevron Corp., Revenue Bonds
0.03%, due 6/1/23 (h)	24,655,000	24,655,000
Missouri 0.4%
Rib Floater Trust Various States, Revenue Bonds
Series 2019-016
0.09%, due 6/1/45 (a)(h)	53,510,000	53,510,000
Nevada 0.0% ‡
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2019-XF2806
0.09%, due 7/1/49 (a)(h)	5,000,000	5,000,000
	Principal Amount	Value

New Jersey 1.4%
New Jersey Turnpike Authority, Revenue Bonds
Series D-1
0.758%, due 1/1/24 (h)	$ 66,500,000	$ 67,115,411
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds (a)(h)
Series 2020-YX1138
0.08%, due 12/15/26	24,750,000	24,750,000
Series 2018-XG0168, Insured: State Appropriations
0.08%, due 3/1/28	8,725,000	8,725,000
Series 2020-XX1140
0.08%, due 6/15/31	1,400,000	1,400,000
Series 2020-YX1160
0.08%, due 6/15/37	8,520,000	8,520,000
Series 2018-XF2702
0.08%, due 7/1/39	2,070,000	2,070,000
0.08%, due 6/15/41	8,200,000	8,200,000
Series 2017-XL0052
0.08%, due 6/15/42	6,500,000	6,500,000
Series 2020-XF2865
0.08%, due 11/1/44	4,500,000	4,500,000
Series 2020-YX1162
0.08%, due 6/15/45	10,380,000	10,380,000
Series 2021-XL0163
0.08%, due 6/15/46	5,885,000	5,885,000
Series 2018-XF2525
0.08%, due 6/15/47	3,900,000	3,900,000
Series 2018-XG0205
0.08%, due 6/15/50	13,400,000	13,400,000
Series 2019-XG0258
0.08%, due 6/15/50	1,000,000	1,000,000
		166,345,411
New York 0.9%
City of New York NY, Limited General Obligation (h)
Series 3
0.11%, due 4/1/42	7,500,000	7,500,000
Series 2
0.11%, due 4/1/42	9,900,000	9,900,000
Metropolitan Transportation Authority, Revenue Bonds
Series E-1
0.04%, due 11/15/50 (h)	1,110,000	1,110,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
New York (continued)
New York City Water & Sewer System, Revenue Bonds
Series F-1
0.03%, due 6/15/33 (h)	$ 22,835,000	$ 22,835,000
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds (a)(h)
Series 2020-YX1158
0.08%, due 11/1/47	6,740,000	6,740,000
Series 2020-XL0153
0.09%, due 7/1/45	2,500,000	2,500,000
Series 2020-XG0290
0.09%, due 11/15/52	29,865,000	29,865,000
Series 2020-XX1156
0.09%, due 11/15/53	9,165,000	9,165,000
Triborough Bridge & Tunnel Authority, Revenue Bonds
0.08%, due 1/1/32 (h)	20,000,000	20,000,000
		109,615,000
Ohio 0.2%
State of Ohio, University Hospitals Health System, Revenue Bonds
Series A
0.04%, due 1/15/46 (h)	9,750,000	9,750,000
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2020-XF2906
0.09%, due 11/15/40 (a)(h)	13,140,000	13,140,000
		22,890,000
Pennsylvania 0.6%
Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project, Revenue Bonds
0.20%, due 8/1/45 (b)(h)	48,500,000	48,500,000
Tender Option Bond Trust Receipts, Revenue Bonds
Series 2018-XX1094
0.08%, due 4/1/47 (a)(h)	5,260,000	5,260,000
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds (a)(h)
Series 2017-XX1044
0.08%, due 12/1/42	6,665,000	6,665,000
	Principal Amount	Value

Pennsylvania (continued)
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds (a)(h) (continued)
Series 2017-XX1048
0.08%, due 10/1/52	$ 6,320,000	$ 6,320,000
		66,745,000
Puerto Rico 0.0% ‡
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGM
0.608%, due 7/1/29 (h)	4,940,000	4,940,185
Tennessee 0.1%
Lewisburg Industrial Development Board, Waste Management, Inc. of Tennessee, Revenue Bonds
0.20%, due 7/2/35 (b)(h)	15,000,000	15,000,000
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2018-XF2576
0.09%, due 7/1/40 (a)(h)	2,000,000	2,000,000
		17,000,000
Texas 1.7%
Clifton Higher Education Finance Corp., Revenue Bonds
Insured: PSF
0.75%, due 8/15/50 (a)(h)	55,450,000	55,523,000
Harris County Health Facilities Development Corp., Methodist Hospital, Revenue Bonds (h)
Series A-1
0.03%, due 12/1/41	23,595,000	23,595,000
Series A-2
0.03%, due 12/1/41	16,715,000	16,715,000
Mission Economic Development Corp., Republic Services, Inc. Project, Revenue Bonds
0.20%, due 1/1/26 (b)(h)	14,000,000	14,000,000
Port of Arthur Navigation District Industrial Development Corp., Total Petrochemicals & Refining USA, Inc. Project, Revenue Bonds
0.11%, due 3/1/42 (h)	44,200,000	44,200,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
70	MainStay MacKay High Yield Municipal Bond Fund

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Texas (continued)
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds
Series C
0.767%, due 9/15/27 (h)	$ 50,000,000	$ 50,271,625
		204,304,625
Utah 0.1%
City of Murray UT, IHC Health Services, Inc., Revenue Bonds (h)
Series D
0.02%, due 5/15/36	1,615,000	1,615,000
Series C
0.02%, due 5/15/36	10,085,000	10,085,000
		11,700,000
Virginia 0.1%
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2020-XF2923
0.08%, due 7/1/51 (a)(h)	8,600,000	8,600,000
Virginia Small Business Financing Authority, University Real Estate Foundation, Revenue Bonds
0.04%, due 7/1/30 (h)	60,000	60,000
		8,660,000
West Virginia 0.0% ‡
West Virginia Economic Development Authority, Arch Resources, Inc. Project, Revenue Bonds
4.125%, due 7/1/45 (b)(h)	2,400,000	2,526,097
Wisconsin 1.1%
Public Finance Authority, Waste Management, Inc., Revenue Bonds (b)(h)
Series A-1
0.20%, due 6/1/23	24,000,000	24,000,000
Series A-2
0.20%, due 10/1/25	68,500,000	68,500,000
Series A
0.20%, due 9/1/27	12,500,000	12,500,000
	Principal Amount	Value

Wisconsin (continued)
State of Wisconsin, Unlimited General Obligation
Series A
0.055%, due 5/1/29 (h)	$ 12,000,000	$ 12,000,000
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2020-XL0147, Insured: AGM
0.09%, due 6/1/45 (a)(h)	10,635,000	10,635,000
		127,635,000
Total Short-Term Municipal Notes (Cost $1,190,440,528)		1,193,839,131
Total Municipal Bonds (Cost $10,910,729,047)		11,758,443,583

Long-Term Bonds 0.1%
Corporate Bonds 0.1%
Commercial Services 0.1%
Howard University
Series 21A
4.756%, due 10/1/51	5,500,000	6,005,167
Wildflower Improvement Association
6.625%, due 3/1/31 (a)	5,568,530	5,573,284
Total Long-Term Bonds (Cost $10,973,054)		11,578,451

	Shares	Value
Closed-End Funds 1.7%
California 0.4%
BlackRock MuniHoldings California Quality Fund, Inc.	620,785	9,671,830
Nuveen California Quality Municipal Income Fund, 0.25%, due 10/1/47 (a)(i)	38,000,000	38,000,000
		47,671,830
Massachusetts 0.1%
BlackRock Municipal Income Fund, Inc.	217,613	3,309,894
DWS Municipal Income Trust	131,002	1,526,173
Pioneer Municipal High Income Advantage Trust	268,191	3,097,606
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
71

Portfolio of Investments October 31, 2021† (continued)
	Shares	Value
Closed-End Funds (continued)
Massachusetts (continued)
Pioneer Municipal High Income Fund Trust	325,717	$ 3,963,976
		11,897,649
Michigan 0.0% ‡
BlackRock MuniYield Michigan Quality Fund, Inc.	277,877	4,182,049
Multi-State 0.2%
BlackRock Municipal 2030 Target Term Trust	427,334	10,961,117
BlackRock Municipal Income Quality Trust	21,958	333,762
BlackRock MuniHoldings Fund, Inc.	146,484	2,386,224
BlackRock MuniHoldings Investment Quality Fund	49,380	712,554
BlackRock MuniYield Quality Fund II, Inc.	588,091	8,315,607
BlackRock MuniYield Quality Fund, Inc.	287,227	4,630,099
		27,339,363
New Jersey 0.0% ‡
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	370,721	5,653,495
New York 0.3%
BlackRock MuniHoldings New York Quality Fund, Inc.	525,108	7,461,785
BlackRock MuniYield New York Quality Fund, Inc.	543,595	7,474,431
BlackRock New York Municipal Income Trust	26,795	397,102
Nuveen New York Quality Municipal Income Fund, 0.25%, due 5/1/47 (a)(b)	20,000,000	20,000,000
		35,333,318
North Carolina 0.7%
Invesco Municipal Income Opportunities Trust II, 1.10%, due 12/1/22(a)	80,000,000	80,000,000
	Shares	Value

Pennsylvania 0.0% ‡
Invesco Pennsylvania Value Municipal Income Trust	68,544	$ 905,466
Total Closed-End Funds (Cost $208,799,158)		212,983,170
Short-Term Investments 2.5%
Unaffiliated Investment Companies 2.0%
BlackRock Liquidity Funds MuniCash, 0.005% (j)	181,903,567	181,926,195
JPMorgan Institutional Tax Free Money Market Fund, 0.006% (j)	60,610,281	60,640,586
Total Unaffiliated Investment Companies (Cost $242,566,781)		242,566,781
Commercial Paper 0.5%
CommonSpirit Health, 0.000%	55,963,000	55,962,036
Total Short-Term Investments (Cost $298,527,449)		298,528,817
Total Investments (Cost $11,429,028,708)	100.9%	12,281,534,021
Other Assets, Less Liabilities	(0.9)	(104,887,859)
Net Assets	100.0%	$ 12,176,646,162

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Interest on these securities was subject to alternative minimum tax.
(c)	Step coupon—Rate shown was the rate in effect as of October 31, 2021.
(d)	Delayed delivery security.
(e)	Issue in default.
(f)	Issue in non-accrual status.
(g)	Illiquid security—As of October 31, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $3,604,600, which represented less than one-tenth of a percent of the Fund’s net assets. (Unaudited)
(h)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
72	MainStay MacKay High Yield Municipal Bond Fund

(i)	Floating rate—Rate shown was the rate in effect as of October 31, 2021.
(j)	Current yield as of October 31, 2021.
Futures Contracts
As of October 31, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury Long Bonds	(250)	December 2021	$ (40,571,678)	$ (40,210,938)	$ 360,741

1.	As of October 31, 2021, cash in the amount of $875,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2021.

Abbreviation(s):
ACA—ACA Financial Guaranty Corp.
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CHF—Collegiate Housing Foundation
COMMWLTH GTD—Commonwealth Guaranteed
CR—Custodial Receipts
FGIC—Financial Guaranty Insurance Company
GGP—Guernsey Pound
ICC—Insured Custody Certificates
MUN GOVT GTD—Municipal Government Guaranteed
NATL—National Public Finance Guarantee Corp.
NATL-RE—National Public Finance Guarantee Corp.
PSF—Permanent School Fund
SD CRED PROG—School District Credit Enhancement Program
UT CSCE—Utah Charter School Credit Enhancement Program
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
73

Portfolio of Investments October 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 10,564,604,452	$ —	$ 10,564,604,452
Short-Term Municipal Notes	—	1,193,839,131	—	1,193,839,131
Total Municipal Bonds	—	11,758,443,583	—	11,758,443,583
Long-Term Bonds
Corporate Bonds	—	11,578,451	—	11,578,451
Total Corporate Bonds	—	11,578,451	—	11,578,451
Closed-End Funds	74,983,170	138,000,000	—	212,983,170
Short-Term Investments
Commercial Paper	—	55,962,036	—	55,962,036
Unaffiliated Investment Companies	242,566,781	—	—	242,566,781
Total Short-Term Investments	242,566,781	55,962,036	—	298,528,817
Total Investments in Securities	317,549,951	11,963,984,070	—	12,281,534,021
Other Financial Instruments
Futures Contracts (b)	360,741	—	—	360,741
Total Other Financial Instruments	360,741	—	—	360,741
Total Investments in Securities and Other Financial Instruments	$ 317,910,692	$ 11,963,984,070	$ —	$ 12,281,894,762

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
74	MainStay MacKay High Yield Municipal Bond Fund

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in securities, at value (identified cost $11,429,028,708)	$12,281,534,021
Cash collateral on deposit at broker for futures contracts	875,000
Receivables:
Dividends and interest	115,749,297
Investment securities sold	33,764,608
Fund shares sold	32,795,304
Variation margin on futures contracts	31,252
Other assets	186,190
Total assets	12,464,935,672
Liabilities
Due to custodian	15,277,152
Payables:
Investment securities purchased	232,345,464
Fund shares redeemed	24,028,279
Manager (See Note 3)	5,357,337
Transfer agent (See Note 3)	881,300
NYLIFE Distributors (See Note 3)	858,096
Shareholder communication	152,609
Professional fees	28,944
Trustees	4,562
Distributions payable	9,355,767
Total liabilities	288,289,510
Net assets	$12,176,646,162
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 902,646
Additional paid-in-capital	11,389,918,340
11,390,820,986
Total distributable earnings (loss)	785,825,176
Net assets	$12,176,646,162
Class A
Net assets applicable to outstanding shares	$2,696,102,841
Shares of beneficial interest outstanding	199,872,795
Net asset value per share outstanding	$ 13.49
Maximum sales charge (4.50% of offering price)	0.64
Maximum offering price per share outstanding	$ 14.13
Investor Class
Net assets applicable to outstanding shares	$ 5,107,020
Shares of beneficial interest outstanding	379,047
Net asset value per share outstanding	$ 13.47
Maximum sales charge (4.00% of offering price)	0.56
Maximum offering price per share outstanding	$ 14.03
Class C
Net assets applicable to outstanding shares	$ 340,700,210
Shares of beneficial interest outstanding	25,319,291
Net asset value and offering price per share outstanding	$ 13.46
Class I
Net assets applicable to outstanding shares	$7,894,323,703
Shares of beneficial interest outstanding	585,107,263
Net asset value and offering price per share outstanding	$ 13.49
Class R6
Net assets applicable to outstanding shares	$1,240,412,388
Shares of beneficial interest outstanding	91,967,652
Net asset value and offering price per share outstanding	$ 13.49

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
75

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Interest	$374,152,231
Dividends	3,387,908
Other	1,264
Total income	377,541,403
Expenses
Manager (See Note 3)	56,541,267
Distribution/Service—Class A (See Note 3)	6,174,124
Distribution/Service—Investor Class (See Note 3)	13,336
Distribution/Service—Class C (See Note 3)	3,569,007
Transfer agent (See Note 3)	5,055,002
Professional fees	453,154
Registration	358,490
Shareholder communication	254,719
Trustees	234,531
Custodian	117,966
Insurance	77,191
Miscellaneous	222,228
Total expenses	73,071,015
Net investment income (loss)	304,470,388
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	18,568,671
Futures transactions	2,559,753
Net realized gain (loss)	21,128,424
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	518,848,250
Futures contracts	(503,906)
Net change in unrealized appreciation (depreciation)	518,344,344
Net realized and unrealized gain (loss)	539,472,768
Net increase (decrease) in net assets resulting from operations	$843,943,156
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
76	MainStay MacKay High Yield Municipal Bond Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 304,470,388	$ 239,107,464
Net realized gain (loss)	21,128,424	(18,447,907)
Net change in unrealized appreciation (depreciation)	518,344,344	(134,096,371)
Net increase (decrease) in net assets resulting from operations	843,943,156	86,563,186
Distributions to shareholders:
Class A	(71,248,699)	(71,801,368)
Investor Class	(155,076)	(178,402)
Class C	(7,721,003)	(10,617,139)
Class I	(217,243,784)	(171,136,444)
Class R6	(32,089,827)	(1,490,352)
Total distributions to shareholders	(328,458,389)	(255,223,705)
Capital share transactions:
Net proceeds from sales of shares	4,914,449,892	4,385,326,767
Net asset value of shares issued to shareholder in reinvestment of distributions	220,954,069	184,287,567
Cost of shares redeemed	(1,977,955,717)	(2,962,509,546)
Increase (decrease) in net assets derived from capital share transactions	3,157,448,244	1,607,104,788
Net increase (decrease) in net assets	3,672,933,011	1,438,444,269
Net Assets
Beginning of year	8,503,713,151	7,065,268,882
End of year	$12,176,646,162	$ 8,503,713,151
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
77

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.75	$ 12.98	$ 12.33	$ 12.32	$ 12.52
Net investment income (loss)	0.36(a)	0.40	0.47	0.48	0.49
Net realized and unrealized gain (loss)	0.77	(0.20)	0.66	0.01	(0.19)
Total from investment operations	1.13	0.20	1.13	0.49	0.30
Less distributions:
From net investment income	(0.39)	(0.43)	(0.47)	(0.48)	(0.49)
From net realized gain on investments	—	(0.00)‡	(0.01)	—	(0.01)
Total distributions	(0.39)	(0.43)	(0.48)	(0.48)	(0.50)
Net asset value at end of year	$ 13.49	$ 12.75	$ 12.98	$ 12.33	$ 12.32
Total investment return (b)	8.93%	1.60%	9.28%	4.03%	2.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.66%	3.15%	3.69%	3.84%	3.99%
Net expenses (c)	0.84%	0.86%	0.87%	0.87%	0.87%
Portfolio turnover rate	14%(d)	37%(d)	27%(d)	32%	34%
Net assets at end of year (in 000’s)	$ 2,696,103	$ 2,073,226	$ 2,210,862	$ 1,616,061	$ 882,736

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.73	$ 12.96	$ 12.32	$ 12.30	$ 12.50
Net investment income (loss)	0.36(a)	0.40	0.47	0.48	0.49
Net realized and unrealized gain (loss)	0.77	(0.20)	0.65	0.02	(0.19)
Total from investment operations	1.13	0.20	1.12	0.50	0.30
Less distributions:
From net investment income	(0.39)	(0.43)	(0.47)	(0.48)	(0.49)
From net realized gain on investments	—	(0.00)‡	(0.01)	—	(0.01)
Total distributions	(0.39)	(0.43)	(0.48)	(0.48)	(0.50)
Net asset value at end of year	$ 13.47	$ 12.73	$ 12.96	$ 12.32	$ 12.30
Total investment return (b)	8.92%	1.59%	9.19%	4.10%	2.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.69%	3.15%	3.69%	3.85%	3.98%
Net expenses (c)	0.86%	0.87%	0.88%	0.89%	0.90%
Portfolio turnover rate	14%(d)	37%(d)	27%(d)	32%	34%
Net assets at end of year (in 000's)	$ 5,107	$ 5,211	$ 5,449	$ 4,383	$ 3,483

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
78	MainStay MacKay High Yield Municipal Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.71	$ 12.95	$ 12.30	$ 12.29	$ 12.49
Net investment income (loss)	0.26(a)	0.29	0.37	0.39	0.39
Net realized and unrealized gain (loss)	0.78	(0.20)	0.66	0.01	(0.19)
Total from investment operations	1.04	0.09	1.03	0.40	0.20
Less distributions:
From net investment income	(0.29)	(0.33)	(0.37)	(0.39)	(0.39)
From net realized gain on investments	—	(0.00)‡	(0.01)	—	(0.01)
Total distributions	(0.29)	(0.33)	(0.38)	(0.39)	(0.40)
Net asset value at end of year	$ 13.46	$ 12.71	$ 12.95	$ 12.30	$ 12.29
Total investment return (b)	8.20%	0.75%	8.47%	3.24%	1.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95%	2.41%	2.94%	3.11%	3.22%
Net expenses (c)	1.61%	1.62%	1.63%	1.63%	1.65%
Portfolio turnover rate	14%(d)	37%(d)	27%(d)	32%	34%
Net assets at end of year (in 000’s)	$ 340,700	$ 355,498	$ 433,318	$ 396,092	$ 395,042

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 12.75	$ 12.98	$ 12.34	$ 12.32	$ 12.52
Net investment income (loss)	0.39(a)	0.45	0.50	0.51	0.52
Net realized and unrealized gain (loss)	0.77	(0.22)	0.65	0.02	(0.19)
Total from investment operations	1.16	0.23	1.15	0.53	0.33
Less distributions:
From net investment income	(0.42)	(0.46)	(0.50)	(0.51)	(0.52)
From net realized gain on investments	—	(0.00)‡	(0.01)	—	(0.01)
Total distributions	(0.42)	(0.46)	(0.51)	(0.51)	(0.53)
Net asset value at end of year	$ 13.49	$ 12.75	$ 12.98	$ 12.34	$ 12.32
Total investment return (b)	9.20%	1.86%	9.46%	4.38%	2.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.90%	3.38%	3.93%	4.09%	4.21%
Net expenses (c)	0.59%	0.61%	0.62%	0.62%	0.62%
Portfolio turnover rate	14%(d)	37%(d)	27%(d)	32%	34%
Net assets at end of year (in 000’s)	$ 7,894,324	$ 6,063,243	$ 4,415,639	$ 3,024,665	$ 2,094,251

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
79

Financial Highlights selected per share data and ratios
	Year Ended October 31,	November 1, 2019^ through October 31,
Class R6	2021	2020
Net asset value at beginning of year	$ 12.74	$ 12.98
Net investment income (loss)	0.39(a)	0.43(a)
Net realized and unrealized gain (loss)	0.79	(0.21)
Total from investment operations	1.18	0.22
Less distributions:
From net investment income	(0.43)	(0.46)
From net realized gain on investments	—	(0.00)‡
Total distributions	(0.43)	(0.46)
Net asset value at end of year	$ 13.49	$ 12.74
Total investment return (b)	9.34%	1.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.91%	3.40%
Net expenses (c)	0.54%	0.56%
Portfolio turnover rate (d)	14%	37%
Net assets at end of year (in 000’s)	$ 1,240,412	$ 6,535

^	Inception date.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
80	MainStay MacKay High Yield Municipal Bond Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay High Yield Municipal Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	March 31, 2010
Investor Class	March 31, 2010
Class C	March 31, 2010
Class I	March 31, 2010
Class R6	November 1, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for

81

Notes to Financial Statements (continued)
review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may

82	MainStay MacKay High Yield Municipal Bond Fund

receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of October 31, 2021, and can change at any time. Illiquid investments as of October 31, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method.
83

Notes to Financial Statements (continued)
Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2021, are shown in the Portfolio of Investments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of October 31, 2021, are shown in the Portfolio of Investments.

84	MainStay MacKay High Yield Municipal Bond Fund

(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, such as the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include more than $5 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19. Puerto Rico has reached agreements with the majority of its bondholders relating to restructuring of the Commonwealth Employee Retirement System, Commonwealth of Puerto Rico, Public Building Authority, Convention Center, Highway Authority, and Infrastructure Financing Authority. Under the terms of these agreements, amounts due to bondholders, including the Fund, may be substantially lower than the original investment. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board for Puerto Rico or the Commonwealth itself could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed significantly during the past year due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2021, 28.8% of the Puerto Rico municipal securities held by the Fund were insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$360,741	$360,741
Total Fair Value	$360,741	$360,741

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
85

Notes to Financial Statements (continued)
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$2,559,753	$2,559,753
Total Net Realized Gain (Loss)	$2,559,753	$2,559,753

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(503,906)	$(503,906)
Total Net Change in Unrealized Appreciation (Depreciation)	$(503,906)	$(503,906)

Average Notional Amount	Total
Futures Contracts Short	$(40,685,547)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Effective February 28, 2021, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; 0.53% from $3 billion to $5 billion; 0.52% from $5 billion to $7 billion; 0.51% from $7 billion to $9 billion and 0.50% in excess of $9 billion. During the year ended October 31, 2021, the effective management fee rate was 0.52% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
Prior to February 28, 2021, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; 0.53% from $3 billion to $5 billion; 0.52% from $5 billion to $7 billion and 0.51% in excess of $7 billion.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $56,541,267 and paid the Subadvisor fees in the amount of $28,271,695. There were no waived fees and/or reimbursed expenses.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

86	MainStay MacKay High Yield Municipal Bond Fund

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $159,120 and $1,996, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2021, of $226,257 and $22,620, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$1,248,652	$—
Investor Class	3,512	—
Class C	235,008	—
Class I	3,527,078	—
Class R6	40,752	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$27,756	0.0%‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$11,490,388,517	$851,716,579	$(60,571,075)	$791,145,504
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$44,849,301	$(6,190,215)	$(43,979,414)	$791,145,504	$785,825,176
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures, wash sale, and cumulative bond amortization adjustment. The other temporary differences are primarily due to dividends payable and defaulted bond income.
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $6,190,215 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No
87

Notes to Financial Statements (continued)
capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$6,190	$—
The Fund utilized $17,829,762 of capital loss carryforwards during the year ended October 31, 2021.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$ 37,325,613	$ 13,759,472
Long-Term Capital Gains	—	110,318
Exempt Interest Dividends	291,132,776	241,353,915
Total	$328,458,389	$255,223,705
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $4,404 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $4,856,909 and $1,387,907, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the year ended October 31, 2021, such purchases were $6,059.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:

88	MainStay MacKay High Yield Municipal Bond Fund

Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	63,834,874	$ 857,681,513
Shares issued to shareholders in reinvestment of distributions	4,486,821	60,352,813
Shares redeemed	(32,301,553)	(434,713,985)
Net increase (decrease) in shares outstanding before conversion	36,020,142	483,320,341
Shares converted into Class A (See Note 1)	1,356,462	18,372,583
Shares converted from Class A (See Note 1)	(166,586)	(2,213,344)
Net increase (decrease)	37,210,018	$ 499,479,580
Year ended October 31, 2020:
Shares sold	64,134,306	$ 808,878,188
Shares issued to shareholders in reinvestment of distributions	4,927,540	62,683,454
Shares redeemed	(76,759,902)	(949,839,658)
Net increase (decrease) in shares outstanding before conversion	(7,698,056)	(78,278,016)
Shares converted into Class A (See Note 1)	237,167	3,013,015
Shares converted from Class A (See Note 1)	(221,310)	(2,861,337)
Net increase (decrease)	(7,682,199)	$ (78,126,338)

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	101,103	$ 1,362,027
Shares issued to shareholders in reinvestment of distributions	11,231	150,674
Shares redeemed	(48,062)	(647,173)
Net increase (decrease) in shares outstanding before conversion	64,272	865,528
Shares converted into Investor Class (See Note 1)	25,002	334,099
Shares converted from Investor Class (See Note 1)	(119,553)	(1,606,920)
Net increase (decrease)	(30,279)	$ (407,293)
Year ended October 31, 2020:
Shares sold	199,492	$ 2,547,545
Shares issued to shareholders in reinvestment of distributions	13,647	173,248
Shares redeemed	(73,368)	(934,794)
Net increase (decrease) in shares outstanding before conversion	139,771	1,785,999
Shares converted into Investor Class (See Note 1)	5,726	70,787
Shares converted from Investor Class (See Note 1)	(156,569)	(1,993,820)
Net increase (decrease)	(11,072)	$ (137,034)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	4,227,102	$ 56,654,941
Shares issued to shareholders in reinvestment of distributions	474,352	6,351,408
Shares redeemed	(7,069,067)	(94,605,893)
Net increase (decrease) in shares outstanding before conversion	(2,367,613)	(31,599,544)
Shares converted from Class C (See Note 1)	(272,471)	(3,638,702)
Net increase (decrease)	(2,640,084)	$ (35,238,246)
Year ended October 31, 2020:
Shares sold	5,029,236	$ 63,935,114
Shares issued to shareholders in reinvestment of distributions	626,019	7,935,493
Shares redeemed	(11,060,398)	(139,104,400)
Net increase (decrease) in shares outstanding before conversion	(5,405,143)	(67,233,793)
Shares converted from Class C (See Note 1)	(103,459)	(1,309,737)
Net increase (decrease)	(5,508,602)	$ (68,543,530)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	249,788,253	$ 3,351,468,000
Shares issued to shareholders in reinvestment of distributions	11,408,132	153,585,870
Shares redeemed	(93,681,080)	(1,260,597,272)
Net increase (decrease) in shares outstanding before conversion	167,515,305	2,244,456,598
Shares converted into Class I (See Note 1)	729,158	9,898,899
Shares converted from Class I (See Note 1)	(58,709,452)	(761,381,503)
Net increase (decrease)	109,535,011	$ 1,492,973,994
Year ended October 31, 2020:
Shares sold	276,884,232	$ 3,499,814,791
Shares issued to shareholders in reinvestment of distributions	8,804,329	112,056,531
Shares redeemed	(143,249,946)	(1,776,211,777)
Net increase (decrease) in shares outstanding before conversion	142,438,615	1,835,659,545
Shares converted into Class I (See Note 1)	237,826	3,081,092
Shares converted from Class I (See Note 1)	(7,232,876)	(93,882,728)
Net increase (decrease)	135,443,565	$ 1,744,857,909

89

Notes to Financial Statements (continued)
Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	48,176,592	$ 647,283,411
Shares issued to shareholders in reinvestment of distributions	38,049	513,304
Shares redeemed	(13,961,483)	(187,391,394)
Net increase (decrease) in shares outstanding before conversion	34,253,158	460,405,321
Shares converted into Class R6 (See Note 1)	58,770,374	761,592,585
Shares converted from Class R6 (See Note 1)	(1,568,897)	(21,357,697)
Net increase (decrease)	91,454,635	$ 1,200,640,209
Year ended October 31, 2020:(a)
Shares sold	784,866	$ 10,151,129
Shares issued to shareholders in reinvestment of distributions	111,721	1,438,841
Shares redeemed	(7,616,446)	(96,418,917)
Net increase (decrease) in shares outstanding before conversion	(6,719,859)	(84,828,947)
Shares converted into Class R6 (See Note 1)	7,232,876	93,882,728
Net increase (decrease)	513,017	$ 9,053,781

(a)	The inception date of the class was November 1, 2019.
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
90	MainStay MacKay High Yield Municipal Bond Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay High Yield Municipal Bond Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
91

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 88.6% of the ordinary income dividends paid during its fiscal year ended October 31, 2021 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
For the fiscal year ended October 31, 2021, the Fund designated approximately $3,383,769 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2021 should be multiplied by 8.34% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
92	MainStay MacKay High Yield Municipal Bond Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
93

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
94	MainStay MacKay High Yield Municipal Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
95

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
96	MainStay MacKay High Yield Municipal Bond Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1716278MS180-21	MSMHY11-12/21
(NYLIM) NL243

MainStay MacKay New York Tax Free Opportunities Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	5/14/2012	0.58%	2.79%	3.83%	0.75%
		Excluding sales charges		5.32	3.74	4.33	0.75
Investor Class Shares[2]	Maximum 4% Initial Sales Charge	With sales charges	5/14/2012	1.11	2.75	3.77	0.77
		Excluding sales charges		5.32	3.70	4.27	0.77
Class C Shares	Maximum 1% CDSC	With sales charges	5/14/2012	4.05	3.44	4.01	1.02
	if Redeemed Within One Year of Purchase	Excluding sales charges		5.05	3.44	4.01	1.02
Class C2 Shares	Maximum 1% CDSC	With sales charges	8/31/2020	3.89	N/A	3.72	1.17
	if Redeemed Within One Year of Purchase	Excluding sales charges		4.89	N/A	3.72	1.17
Class I Shares	No Sales Charge		5/14/2012	5.59	3.98	4.60	0.50
Class R6 Shares	No Sales Charge		11/1/2019	5.61	N/A	4.09	0.48

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Since Inception
Bloomberg New York Municipal Bond Index[1]	3.52%	3.18%	3.29%
Morningstar Muni New York Long Category Average[2]	5.03	3.32	3.29

1.	The Bloomberg New York Municipal Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg New York Municipal Bond Index is a market valueweighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Muni New York Long Category Average is representative of funds that invest at least 80% of assets in New York municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay New York Tax Free Opportunities Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,008.50	$3.80	$1,021.42	$3.82	0.75%
Investor Class Shares	$1,000.00	$1,008.40	$3.80	$1,021.42	$3.82	0.75%
Class C Shares	$1,000.00	$1,007.20	$5.06	$1,020.16	$5.09	1.00%
Class C2 Shares	$1,000.00	$1,007.30	$5.82	$1,019.41	$5.85	1.15%
Class I Shares	$1,000.00	$1,009.70	$2.53	$1,022.68	$2.55	0.50%
Class R6 Shares	$1,000.00	$1,009.90	$2.38	$1,022.84	$2.40	0.47%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2021 (Unaudited)
Other Revenue	35.9%
Education	14.5
Hospital	12.0
Transportation	11.0
General Obligation	9.3
Water & Sewer	6.1
Utilities	3.6
Housing	1.8
Development	0.2
Certificate of Participation/Lease	0.1%
Multi–Family Housing	0.0‡
Nursing Homes	0.0‡
Closed–End Funds	0.2
Short–Term Investments	5.1
Other Assets, Less Liabilities	0.2
100.0%
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	New York State Dormitory Authority, 0.13%-5.00%, due 7/1/32–7/1/53
2.	New York Transportation Development Corp., 4.00%-5.375%, due 8/1/26–4/30/53
3.	New York City Industrial Development Agency, (zero coupon)-5.00%, due 7/1/28–3/1/49
4.	Metropolitan Transportation Authority, 4.00%-5.25%, due 5/15/22–11/15/52
5.	Build NYC Resource Corp., 4.00%-5.50%, due 7/1/30–6/15/56
6.	Oneida County Local Development Corp., 3.00%-5.00%, due 12/1/32–12/1/51
7.	Monroe County Industrial Development Corp., 4.00%-5.00%, due 6/1/24–7/1/50
8.	New York City Transitional Finance Authority Building Aid, 3.00%-5.00%, due 7/15/34–7/15/46
9.	Brookhaven Local Development Corp., 3.375%-5.25%, due 10/1/33–11/1/55
10.	New York City Housing Development Corp., 3.00%-5.00%, due 7/1/23–2/15/48

8	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay New York Tax Free Opportunities Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay MacKay New York Tax Free Opportunities Fund returned 5.59%, outperforming the 3.52% return of the Fund’s benchmark, the Bloomberg New York Municipal Bond Index (the "Index"). Over the same period, Class I shares also outperformed the 5.03% return of the Morningstar Muni New York Long Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, there was increased municipal demand with the availability of COVID-19 vaccines and growing expectations that the American Rescue Plan Act of 2021 could have a potentially massive impact on the fiscal health of states, local governments, and an array of municipal government agencies and authorities. While tax-exempt and taxable investment-grade municipal bonds posted positive returns, the high-yield segment of the market outperformed both as investors extended out the yield curve2 and went down the rating scale looking for yield. Performance among long-end maturities also outperformed short-end maturities.
The Fund outperformed the Index primarily due to security selection, which stems from the team’s actively managed approach with deep credit research at its core. The Fund’s underweight allocation and security selection among bonds rated AAA and AA made positive contributions to relative performance, as did the Fund’s out-of-benchmark allocation to Puerto Rico holdings.3 (Contributions take weightings and total returns into account.) Underweight exposure to the short-end of the curve and overweight exposure to the long end further enhanced the Fund’s relative performance.
What was the Fund’s duration4 strategy during the reporting period?
During the reporting period, the Fund maintained a longer duration posture than the Index. The Fund’s duration was targeted to remain in a neutral range relative to the municipal bonds in which the Fund can invest. In addition to investment-grade New York municipal bonds, the Fund may also invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in municipal securities rated below investment grade. Because the Fund’s investable universe is broader than that of the Index, the Fund’s duration may differ from that of the Index. As of October 31, 2021, the Fund’s modified duration to worst5 was 5.53 years, while the Index had a modified duration to worst of 4.78 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, security selection in the special tax, education and hospital sectors made the strongest positive contributions to the Fund’s relative performance. Conversely, underweight exposure to the transportation sector weakened relative performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale was considered significant, although sector overweights or security structure, in their entirety, did have an impact on the Fund's performance during the reporting period.
How did the Fund’s weightings change during the reporting period?
During the reporting period, the Fund increased its sector exposure to leasing, other revenue, and IDR/PCR (industry development revenue/pollution control revenue), and increased its

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

exposure to Puerto Rico bonds. Along the credit spectrum, the Fund increased its exposure to bonds rated AA and A.6
Conversely, the Fund decreased its sector exposure to education, transportation and prerefunded/ETM (escrowed to maturity), and also decreased its credit exposure to bonds rated BBB.7
How was the Fund positioned at the end of the reporting period?
As of October 31, 2021, the Fund held overweight positions relative to the Index in the hospital and education sectors, and an out-of-benchmark position in bonds from Puerto Rico. The Fund also held an overweight position in credits rated BBB.
As of the same date, the Fund held underweight exposure to the special tax and transportation sectors, to securities rated AA and to bonds with maturities of one-to-15 years.
6.	An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio of Investments October 31, 2021†
	Principal Amount	Value
Municipal Bonds 94.5%
Long-Term Municipal Bonds 91.8%
Certificate of Participation/Lease 0.1%
Rensselaer City School District, Certificate of Participation
Insured: AGM State Aid Withholding
4.00%, due 6/1/34	$ 650,000	$ 713,908
Insured: AGM State Aid Withholding
4.00%, due 6/1/35	850,000	932,121
		1,646,029
Development 0.2%
Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,035,962
5.00%, due 8/1/42	1,000,000	1,035,962
Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds
Series A
5.00%, due 7/1/34	500,000	560,762
		2,632,686
Education 14.4%
Albany Capital Resource Corp., Albany College of Pharmacy and Health Sciences, Revenue Bonds
Series A
5.00%, due 12/1/33	150,000	164,667
Albany Capital Resource Corp., Albany Leadership Charter High School For Girls Project, Revenue Bonds
5.00%, due 6/1/49	2,380,000	2,663,791
Albany Capital Resource Corp., Equitable School Revolving Fund LLC, Revenue Bonds
Series D
4.00%, due 11/1/46	3,000,000	3,484,047
Albany Industrial Development Agency, Brighter Choice Charter School, Revenue Bonds
Series A
5.00%, due 4/1/27	1,205,000	1,209,714
Series A
5.00%, due 4/1/37	1,000,000	1,002,934
Amherst Development Corp., Daemen College Project, Revenue Bonds
4.00%, due 10/1/37	1,000,000	1,047,980
5.00%, due 10/1/43	2,000,000	2,226,861
	Principal Amount	Value

Education (continued)
Amherst Development Corp., Daemen College Project, Revenue Bonds (continued)
5.00%, due 10/1/48	$ 2,000,000	$ 2,215,062
Buffalo & Erie County Industrial Land Development Corp., D'Youville College Project, Revenue Bonds
Series A
4.00%, due 11/1/40	1,000,000	1,129,927
Series A
4.00%, due 11/1/50	5,000,000	5,549,322
Buffalo & Erie County Industrial Land Development Corp., Tapestry Charter School Project, Revenue Bonds
Series A
5.00%, due 8/1/47	500,000	559,408
Series A
5.00%, due 8/1/52	3,995,000	4,458,418
Build NYC Resource Corp., Children's Aid Society Project, Revenue Bonds
5.00%, due 7/1/45	1,120,000	1,263,641
Build NYC Resource Corp., Inwood Academy Leadership Charter School Project, Revenue Bonds (a)
Series A
5.125%, due 5/1/38	800,000	911,832
Series A
5.50%, due 5/1/48	1,500,000	1,718,927
Build NYC Resource Corp., Manhattan College Project, Revenue Bonds
4.00%, due 8/1/42	1,500,000	1,658,106
5.00%, due 8/1/47	240,000	282,929
Build NYC Resource Corp., Metropolitan College of New York, Revenue Bonds
5.50%, due 11/1/44	2,500,000	2,734,982
Build NYC Resource Corp., Metropolitan Lighthouse Charter School Project, Revenue Bonds (a)
Series A
5.00%, due 6/1/32	1,000,000	1,123,629
Series A
5.00%, due 6/1/37	1,500,000	1,672,118
Series A
5.00%, due 6/1/47	3,100,000	3,418,265
Series A
5.00%, due 6/1/52	1,500,000	1,651,274

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
Build NYC Resource Corp., New World Preparatory Charter School Project, Revenue Bonds
Series A
4.00%, due 6/15/51	$ 1,855,000	$ 1,974,455
Series A
4.00%, due 6/15/56	985,000	1,043,908
Build NYC Resource Corp., New York Law School Project, Revenue Bonds
5.00%, due 7/1/30	3,865,000	4,460,438
5.00%, due 7/1/33	1,520,000	1,746,245
5.00%, due 7/1/41	1,050,000	1,195,030
Build NYC Resource Corp., Shefa School Project, Revenue Bonds
Series A
5.00%, due 6/15/51 (a)	2,500,000	2,953,961
County of Cattaraugus NY, St. Bonaventure University Project, Revenue Bonds
Series A
5.00%, due 5/1/44	1,200,000	1,285,667
Dutchess County Local Development Corp., Bard College Project, Revenue Bonds (a)
Series A
5.00%, due 7/1/40	1,100,000	1,307,335
Series A
5.00%, due 7/1/51	1,000,000	1,169,009
Dutchess County Local Development Corp., Culinary Institute of America Project (The), Revenue Bonds
Series A-1
5.00%, due 7/1/31	375,000	426,761
Series A-1
5.00%, due 7/1/33	700,000	793,236
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds
Series A
5.00%, due 7/1/39	1,000,000	1,067,199
5.00%, due 7/1/43	2,000,000	2,440,452
5.00%, due 7/1/48	4,000,000	4,879,650
Hempstead Town Local Development Corp., Molloy College Project, Revenue Bonds
5.00%, due 7/1/38	870,000	1,032,112
	Principal Amount	Value

Education (continued)
Hempstead Town Local Development Corp., Molloy College Project, Revenue Bonds (continued)
5.00%, due 7/1/43	$ 1,020,000	$ 1,196,580
5.00%, due 7/1/48	1,100,000	1,282,681
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds
Series A
5.00%, due 7/1/29	1,000,000	1,032,114
Monroe County Industrial Development Corp., Nazareth College of Rochester, Revenue Bonds
Series A
4.00%, due 10/1/47	1,695,000	1,851,710
Monroe County Industrial Development Corp., St John Fisher College, Revenue Bonds
Series A
5.00%, due 6/1/24	330,000	338,185
Monroe County Industrial Development Corp., University of Rochester Project, Revenue Bonds
Series C
4.00%, due 7/1/43	3,000,000	3,394,757
Series D
4.00%, due 7/1/43	2,470,000	2,795,016
Series A
4.00%, due 7/1/50	9,000,000	10,362,307
New York State Dormitory Authority, Brooklyn Law School, Revenue Bonds
Series A
5.00%, due 7/1/33	1,650,000	2,024,453
New York State Dormitory Authority, Fordham University, Revenue Bonds
4.00%, due 7/1/50	13,330,000	15,213,982
Series A
5.00%, due 7/1/41	1,075,000	1,262,912
New York State Dormitory Authority, Friends of The Bay Shore-Brightwaters Public Library, Inc., Revenue Bonds
Insured: AMBAC
4.625%, due 7/1/36	200,000	200,054

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
New York State Dormitory Authority, New School (The), Revenue Bonds
Series A
5.00%, due 7/1/35	$ 15,000	$ 17,419
Series A
5.00%, due 7/1/35	195,000	222,047
New York State Dormitory Authority, New York University, Revenue Bonds
Series A
4.00%, due 7/1/43	2,950,000	3,260,889
Series A
4.00%, due 7/1/45	9,675,000	11,142,429
New York State Dormitory Authority, Pace University, Revenue Bonds
Series A
4.00%, due 5/1/33	400,000	413,724
Series A
4.25%, due 5/1/42	450,000	465,022
New York State Dormitory Authority, Rockefeller University (The), Revenue Bonds
Series C
4.00%, due 7/1/49	7,055,000	8,232,465
New York State Dormitory Authority, St Joseph's College, Revenue Bonds
4.00%, due 7/1/40	200,000	219,526
5.00%, due 7/1/51	1,475,000	1,722,825
New York State Dormitory Authority, St Lawrence-Lewis Board of Cooperative Educational Services, Revenue Bonds
Series A
4.00%, due 8/15/42	5,500,000	6,125,828
Series B, Insured: BAM
4.00%, due 8/15/45	4,320,000	4,737,148
Series B, Insured: BAM
4.00%, due 8/15/50	1,340,000	1,463,714
New York State Dormitory Authority, Touro College and University System Obligated Group, Revenue Bonds
5.00%, due 1/1/42	5,000,000	5,756,038
Oneida County Local Development Corp., Utica College Project, Revenue Bonds
5.00%, due 7/1/49	3,250,000	3,653,936
	Principal Amount	Value

Education (continued)
Onondaga County Trust for Cultural Resources, Syracuse University Project, Revenue Bonds
4.00%, due 12/1/41	$ 5,165,000	$ 6,062,393
4.00%, due 12/1/47	4,000,000	4,649,932
4.00%, due 12/1/49	2,000,000	2,321,246
Orange County Funding Corp., Mount St Mary College, Revenue Bonds
Series A
5.00%, due 7/1/42	1,010,000	1,027,631
Riverhead Industrial Development Agency, Riverhead Charter School, Revenue Bonds
Series 2013A
7.00%, due 8/1/43	925,000	1,002,600
Series 2013A
7.00%, due 8/1/48	730,000	790,132
St Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds
5.00%, due 9/1/47	2,975,000	3,398,539
St Lawrence County Industrial Development Agency, St Lawrence University, Revenue Bonds
Series A
4.00%, due 7/1/43	3,000,000	3,290,677
Syracuse Industrial Development Agency, Syracuse City School District Project, Revenue Bonds
Series A, Insured: State Aid Withholding
3.25%, due 5/1/34	1,000,000	1,065,804
Series 2020A, Insured: State Aid Withholding
4.00%, due 5/1/36	1,500,000	1,736,956
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,148,902
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Revenue Bonds
Series A
4.00%, due 10/15/29	200,000	219,617
Series A
5.00%, due 10/15/39	840,000	974,822
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Education (continued)
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Revenue Bonds (continued)
Series A
5.00%, due 10/15/49	$ 640,000	$ 730,443
5.00%, due 10/15/50	1,350,000	1,558,297
Yonkers Industrial Development Agency, New Community School Project, Revenue Bonds
Insured: State Aid Withholding
4.00%, due 5/1/41	2,280,000	2,653,270
Insured: State Aid Withholding
4.00%, due 5/1/46	2,655,000	3,046,935
Insured: State Aid Withholding
4.00%, due 5/1/51	3,000,000	3,429,625
		197,418,874
General Obligation 9.3%
City of Buffalo NY, Limited General Obligation
Series A
5.00%, due 4/1/27	500,000	593,560
Series A
5.00%, due 4/1/28	400,000	473,698
City of Glens Falls NY, Public Improvement, Limited General Obligation
Insured: AGM
4.00%, due 1/15/31	500,000	556,795
Insured: AGM
4.00%, due 1/15/32	315,000	349,966
Insured: AGM
4.00%, due 1/15/33	250,000	277,275
City of New York NY, Unlimited General Obligation
Series C
4.00%, due 8/1/40	4,200,000	4,879,421
Series C
4.00%, due 8/1/41	4,885,000	5,660,906
Series A-1, Insured: BAM
4.00%, due 8/1/44	4,930,000	5,675,247
Series D-1, Insured: BAM
4.00%, due 3/1/50	5,440,000	6,198,692
	Principal Amount	Value

General Obligation (continued)
City of Newburgh NY, Limited General Obligation
Series A, Insured: AGM
3.50%, due 7/15/36	$ 725,000	$ 748,027
Series A
5.50%, due 6/15/31	500,000	516,450
City of Ogdensburg NY, Public Improvement, Limited General Obligation
5.50%, due 4/15/23	40,000	41,698
5.50%, due 4/15/24	45,000	47,961
5.50%, due 4/15/26	50,000	53,944
5.50%, due 4/15/28	55,000	58,624
City of Plattsburgh NY, Public Improvement, Limited General Obligation
Series B, Insured: AGM
5.00%, due 9/15/22	455,000	471,820
Series B, Insured: AGM
5.00%, due 9/15/24	510,000	570,821
Series B, Insured: AGM
5.00%, due 9/15/25	470,000	541,903
Series B, Insured: AGM
5.00%, due 9/15/26	395,000	467,840
City of Poughkeepsie NY, Limited General Obligation
2.50%, due 4/29/22	770,000	775,652
City of Poughkeepsie NY, Public Improvement, Limited General Obligation
5.00%, due 6/1/31	600,000	682,380
City of Yonkers NY, Limited General Obligation
Series B, Insured: AGM State Aid Withholding
3.00%, due 2/15/39	600,000	643,222
Series A, Insured: BAM
4.00%, due 9/1/31	1,500,000	1,696,745
Series A, Insured: BAM
4.00%, due 5/1/35	1,550,000	1,801,454
Series A, Insured: AGM
4.00%, due 2/15/36	700,000	830,213
Series B, Insured: AGM State Aid Withholding
4.00%, due 2/15/36	740,000	877,654
Series A, Insured: BAM
4.00%, due 5/1/36	1,700,000	1,963,159

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
City of Yonkers NY, Limited General Obligation (continued)
Series A, Insured: BAM
4.00%, due 5/1/37	$ 2,000,000	$ 2,300,655
Series B, Insured: AGM State Aid Withholding
4.00%, due 2/15/38	1,300,000	1,532,699
Series A, Insured: AGM
5.00%, due 2/15/32	850,000	1,105,127
Series B, Insured: AGM State Aid Withholding
5.00%, due 2/15/32	855,000	1,111,628
Series A, Insured: AGM
5.00%, due 2/15/34	600,000	775,076
Series B, Insured: AGM State Aid Withholding
5.00%, due 2/15/34	750,000	968,845
City of Yonkers NY, Unlimited General Obligation
Series B, Insured: BAM
4.00%, due 5/1/39	2,000,000	2,287,864
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A
4.00%, due 7/1/21 (b)(c)	1,100,000	1,002,375
Insured: NATL
5.00%, due 7/1/28	150,000	150,349
Series A, Insured: AGM
5.00%, due 7/1/35	835,000	842,349
Series A
5.25%, due 7/1/30 (b)(c)	750,000	744,375
Series A, Insured: AGM
5.375%, due 7/1/25	340,000	343,560
Series C
6.00%, due 7/1/35 (b)(c)	1,000,000	941,250
Series B
6.00%, due 7/1/39 (b)(c)	6,500,000	6,500,000
County of Clinton NY, Limited General Obligation
Insured: AGM
4.00%, due 6/1/38 (d)	1,500,000	1,638,988
County of Nassau NY, Limited General Obligation
Series B, Insured: AGM
5.00%, due 4/1/49	10,000,000	12,346,808
	Principal Amount	Value

General Obligation (continued)
County of Onondaga NY, Limited General Obligation
3.00%, due 6/1/39	$ 2,150,000	$ 2,250,344
3.25%, due 4/15/34	1,250,000	1,322,406
County of Rockland NY, Limited General Obligation
Insured: BAM
5.00%, due 6/1/24	500,000	559,944
Insured: BAM
5.00%, due 6/1/25	560,000	650,070
Insured: BAM
5.00%, due 6/1/26	550,000	658,877
County of Rockland NY, Various Purpose, Limited General Obligation
Insured: AGM
4.00%, due 5/1/44	915,000	1,015,271
Insured: AGM
4.00%, due 5/1/45	950,000	1,052,628
Insured: AGM
4.00%, due 5/1/46	985,000	1,090,174
Insured: AGM
4.00%, due 5/1/48	1,065,000	1,177,561
County of Suffolk NY, Public Improvement, Limited General Obligation
Series B, Insured: AGM
3.00%, due 10/15/32	5,480,000	5,844,689
Series B, Insured: AGM
3.00%, due 10/15/33	2,400,000	2,542,067
Series B, Insured: AGM
3.00%, due 10/15/34	5,740,000	6,033,842
Series A, Insured: AGM
3.25%, due 6/1/36	715,000	750,274
Series A, Insured: AGM
3.25%, due 6/1/37	725,000	759,606
Series A, Insured: BAM
4.00%, due 4/1/33	2,190,000	2,489,795
Genesee Valley Central School District, Unlimited General Obligation
Insured: AGM State Aid Withholding
4.00%, due 6/15/30	665,000	674,782
Harrison Central School District, Unlimited General Obligation
Insured: State Aid Withholding
3.50%, due 3/15/44	1,015,000	1,076,514
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
General Obligation (continued)
Harrison Central School District, Unlimited General Obligation (continued)
Insured: State Aid Withholding
3.50%, due 3/15/45	$ 1,055,000	$ 1,116,496
Insured: State Aid Withholding
3.55%, due 3/15/47	1,130,000	1,197,670
Lackawanna City School District, Unlimited General Obligation
Insured: BAM
4.00%, due 6/15/32	745,000	821,072
Niagara Falls City School District, Unlimited General Obligation
Insured: BAM
5.00%, due 6/15/27	960,000	1,171,865
Poughkeepsie School District, New York School District Refunding, Unlimited General Obligation
Insured: AGM State Aid Withholding
3.00%, due 5/1/33	400,000	420,724
Town of Hempstead NY, Public Improvement, Limited General Obligation
2.25%, due 6/15/44	5,660,000	5,329,552
2.375%, due 6/15/45	7,840,000	7,494,460
Town of Oyster Bay NY, Limited General Obligation
Insured: AGM
4.00%, due 8/1/30	365,000	374,308
Town of Oyster Bay NY, Public Improvement Project, Limited General Obligation
4.00%, due 2/15/26	3,440,000	3,893,221
Series A, Insured: BAM
5.00%, due 1/15/28	500,000	547,667
Village of Valley Stream, Various Purpose, Limited General Obligation
Insured: BAM
4.00%, due 4/1/33	490,000	531,676
Insured: BAM
4.00%, due 4/1/34	510,000	552,436
Insured: BAM
4.00%, due 4/1/35	530,000	573,622
Insured: BAM
4.00%, due 4/1/36	550,000	593,968
	Principal Amount	Value

General Obligation (continued)
Village of Valley Stream, Various Purpose, Limited General Obligation (continued)
Insured: BAM
4.00%, due 4/1/37	$ 570,000	$ 613,922
		127,228,578
Hospital 12.0%
Brookhaven Local Development Corp., Long Island Community Hospital Health Care Services Foundation, Revenue Bonds
Series A, Insured: AGM-CR
3.375%, due 10/1/40	7,990,000	8,633,877
Brookhaven Local Development Corp., Long Island Community Hospital Project, Revenue Bonds
Series A
4.00%, due 10/1/45	3,500,000	3,969,009
Series A
5.00%, due 10/1/33	1,000,000	1,264,221
Series A
5.00%, due 10/1/35	1,000,000	1,258,747
Series A
5.00%, due 10/1/50	6,250,000	7,647,308
Broome County Local Development Corp., United Health Services Hospitals Obligated Group, Revenue Bonds
Insured: AGM
3.00%, due 4/1/45	13,050,000	13,585,975
Insured: AGM
3.00%, due 4/1/50	2,550,000	2,641,990
Insured: AGM
4.00%, due 4/1/39	700,000	809,658
Insured: AGM
4.00%, due 4/1/50	4,265,000	4,837,200
Build NYC Resource Corp., Children's Aid Society Project (The), Revenue Bonds
4.00%, due 7/1/44	600,000	684,279
4.00%, due 7/1/49	1,300,000	1,473,923
Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds
Series B
5.00%, due 7/1/46	6,000,000	6,982,490

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hospital (continued)
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds
Series A
4.00%, due 11/1/31	$ 2,705,000	$ 2,929,522
Series A
4.00%, due 11/1/47	880,000	920,697
Monroe County Industrial Development Corp., Highland Hospital, Revenue Bonds
4.00%, due 7/1/40	3,100,000	3,573,102
Monroe County Industrial Development Corp., Rochester General Hospital (The), Revenue Bonds
4.00%, due 12/1/37	1,000,000	1,098,185
Series A
5.00%, due 12/1/32	540,000	563,875
Series A
5.00%, due 12/1/42	1,000,000	1,036,527
Monroe County Industrial Development Corp., Rochester Regional Health Project, Revenue Bonds
Series A
4.00%, due 12/1/46	750,000	848,435
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island Obligated Group, Revenue Bonds
5.00%, due 7/1/34	250,000	276,440
New York State Dormitory Authority, Catholic Health System Obligated Group, Revenue Bonds
Series A
4.00%, due 7/1/45	3,490,000	3,723,180
Series A
5.00%, due 7/1/32	600,000	615,488
Series B
5.00%, due 7/1/32	390,000	400,067
New York State Dormitory Authority, Garnet Health Medical Center Obligated Group, Revenue Bonds (a)
5.00%, due 12/1/32	800,000	953,170
5.00%, due 12/1/34	3,500,000	4,160,780
	Principal Amount	Value

Hospital (continued)
New York State Dormitory Authority, Maimonides Medical Center, Revenue Bonds
Insured: FHA 241
3.00%, due 2/1/50	$ 14,000,000	$ 14,554,138
New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center, Revenue Bonds
Series 1
4.00%, due 7/1/38	8,500,000	10,060,551
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
Series A
4.00%, due 8/1/36	5,750,000	6,490,144
Series A
4.00%, due 8/1/37	2,750,000	3,097,335
New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds
Series B
5.00%, due 5/1/39	1,500,000	1,532,642
New York State Dormitory Authority, Northwell Health Obligated Group, Revenue Bonds
Series B-3
5.00%, due 5/1/48 (e)	5,000,000	5,823,968
New York State Dormitory Authority, NYU Langone Hospitals Obligated Group, Revenue Bonds
Series A
3.00%, due 7/1/48	750,000	791,772
Series A
4.00%, due 7/1/40	1,000,000	1,103,316
Series A
4.00%, due 7/1/50	9,830,000	11,292,735
Series A
4.00%, due 7/1/53	3,545,000	4,063,277
New York State Dormitory Authority, Orange Regional Medical Center Obligated Group, Revenue Bonds
5.00%, due 12/1/35 (a)	100,000	113,189
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds
Series A, Insured: AGM
3.00%, due 12/1/44	4,150,000	4,318,619
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hospital (continued)
Oneida County Local Development Corp., Mohawk Valley Health System Project, Revenue Bonds (continued)
Series A, Insured: AGM
3.00%, due 12/1/51	$ 5,000,000	$ 5,033,836
Series A, Insured: AGM
4.00%, due 12/1/32	1,000,000	1,158,303
Series A, Insured: AGM
4.00%, due 12/1/33	1,255,000	1,450,875
Series A, Insured: AGM
4.00%, due 12/1/34	1,585,000	1,827,547
Series A, Insured: AGM
4.00%, due 12/1/36	1,650,000	1,895,868
Series A, Insured: AGM
4.00%, due 12/1/37	1,155,000	1,323,779
Series A, Insured: AGM
4.00%, due 12/1/37	1,270,000	1,485,673
Series A, Insured: AGM
4.00%, due 12/1/38	1,000,000	1,143,793
Series A, Insured: AGM
4.00%, due 12/1/49	4,000,000	4,473,553
Series A, Insured: AGM
4.00%, due 12/1/51	4,000,000	4,546,228
Suffolk County Economic Development Corp., Catholic Health Services of Long Island Obligated Group, Revenue Bonds
Series C
5.00%, due 7/1/33	250,000	276,789
Westchester County Local Development Corp., Westchester Medical Center, Revenue Bonds
5.00%, due 11/1/46	2,500,000	2,850,377
		165,596,452
Housing 1.8%
Albany Capital Resource Corp., Empire Commons Student Housing, Inc., Revenue Bonds
Series A
5.00%, due 5/1/29	600,000	700,102
Series A
5.00%, due 5/1/30	350,000	406,391
Series A
5.00%, due 5/1/31	200,000	231,654
	Principal Amount	Value

Housing (continued)
Amherst Development Corp., UBF Faculty-Student Housing Corp., Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/45	$ 2,000,000	$ 2,355,455
New York City Housing Development Corp.
Series 2014-8SPR, Class D
3.00%, due 2/15/48	7,900,000	8,062,287
New York City Housing Development Corp., College of Staten Island Residences, Revenue Bonds
Series A, Insured: AGM
3.25%, due 7/1/27	2,950,000	2,961,722
New York State Dormitory Authority, University Facilities, Revenue Bonds
Series 2019A
4.00%, due 7/1/49	3,050,000	3,460,362
Series A
5.00%, due 7/1/43	1,500,000	1,813,418
Onondaga Civic Development Corp., Onondaga Community College Housing Development Corp., Revenue Bonds
Series A
5.00%, due 10/1/22	325,000	334,110
Series A
5.00%, due 10/1/24	400,000	431,907
Series A
5.00%, due 10/1/25	250,000	275,220
Westchester County Local Development Corp., Purchase Housing Corp. II Project, Revenue Bonds
5.00%, due 6/1/29	185,000	214,696
5.00%, due 6/1/30	330,000	380,894
5.00%, due 6/1/31	320,000	367,895
5.00%, due 6/1/37	1,000,000	1,132,787
5.00%, due 6/1/42	1,000,000	1,121,693
		24,250,593
Multi-Family Housing 0.0% ‡
Rensselaer Housing Authority, Van Rensselaer & Renwyck Apartments, Revenue Bonds
Series 2012A
5.00%, due 12/1/47	175,000	183,859

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Nursing Homes 0.0% ‡
Tompkins County Development Corp., Kendal at Ithaca Project, Revenue Bonds
Series A
4.00%, due 7/1/34	$ 100,000	$ 100,201
4.25%, due 7/1/32	230,000	234,467
4.50%, due 7/1/42	230,000	234,630
		569,298
Other Revenue 33.9%
Battery Park City Authority, Green Bond, Revenue Bonds, Senior Lien
Series A
4.00%, due 11/1/44	4,355,000	5,103,613
Brookhaven Local Development Corp., Jefferson's Ferry Project, Revenue Bonds
Series A
4.00%, due 11/1/55	3,565,000	3,943,345
5.25%, due 11/1/36	1,130,000	1,335,229
Build NYC Resource Corp., Bronx Charter School for Excellence Project, Revenue Bonds
Series A
5.50%, due 4/1/43	1,160,000	1,213,924
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds
5.00%, due 1/1/35 (a)(d)	4,305,000	4,775,854
Build NYC Resource Corp., Royal Charter Properties, Inc., Revenue Bonds
Insured: AGM
4.75%, due 12/15/32	2,000,000	2,061,893
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds
5.00%, due 6/1/34	750,000	785,916
Children's Trust Fund, Asset-Backed, Revenue Bonds
Series A
(zero coupon), due 5/15/50	2,500,000	403,358
5.625%, due 5/15/43	2,300,000	2,312,182
City of New York NY, Alvin Ailey Dance Foundation, Inc., Revenue Bonds
Series A
4.00%, due 7/1/46	1,515,000	1,651,102
	Principal Amount	Value

Other Revenue (continued)
City of New York NY, American Museum of Natural History (The), Revenue Bonds
Series A
5.00%, due 7/1/41	$ 1,000,000	$ 1,106,039
City of New York NY, Museum of Modern Art (The), Revenue Bonds
Series 2016-ONE-E
4.00%, due 4/1/30	1,200,000	1,373,338
Development Authority of the North Country, Solid Waste Management System, Revenue Bonds
Insured: AGM
3.25%, due 9/1/39	550,000	581,112
Insured: AGM
3.25%, due 9/1/40	570,000	600,757
Insured: AGM
3.25%, due 9/1/42	610,000	640,546
Insured: AGM
3.25%, due 9/1/43	630,000	663,773
Insured: AGM
3.25%, due 9/1/44	650,000	684,129
Insured: AGM
3.375%, due 9/1/38	535,000	572,572
Insured: AGM
3.50%, due 9/1/37	515,000	559,082
Dobbs Ferry Local Development Corp., Mercy College Project, Revenue Bonds
5.00%, due 7/1/39	1,000,000	1,095,716
Dutchess County Resource Recovery Agency, Solid Waste System, Revenue Bonds (d)
5.00%, due 1/1/25	1,000,000	1,133,719
5.00%, due 1/1/26	1,000,000	1,168,300
Erie Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 6/1/47	18,000,000	4,093,562
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds
7.50%, due 8/20/40	2,607,913	2,448,178
Hudson Yards Infrastructure Corp., Revenue Bonds
Series A
4.00%, due 2/15/44	4,000,000	4,486,242
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Hudson Yards Infrastructure Corp., Revenue Bonds (continued)
Series A
5.00%, due 2/15/42	$ 7,500,000	$ 8,826,462
Hudson Yards Infrastructure Corp., Revenue Bonds, Senior Lien
Series A
5.25%, due 2/15/47	1,295,000	1,296,275
Series A
5.75%, due 2/15/47	655,000	655,709
Hudson Yards Infrastructure Corp., Second Indenture, Revenue Bonds
Series A, Insured: AGM
4.00%, due 2/15/47	5,000,000	5,592,972
Huntington Local Development Corp., Fountaingate Gardens Project, Revenue Bonds
Series A
5.00%, due 7/1/36	900,000	986,559
Series A
5.25%, due 7/1/56	2,500,000	2,723,772
Long Island Power Authority, Electric System, Revenue Bonds
Series A
4.00%, due 9/1/38	2,000,000	2,313,718
Series A
4.00%, due 9/1/39	4,750,000	5,620,741
Series A
4.00%, due 9/1/40	550,000	649,023
5.00%, due 9/1/37	2,000,000	2,496,967
5.00%, due 9/1/38	1,000,000	1,245,577
5.00%, due 9/1/39	1,000,000	1,242,527
5.00%, due 9/1/42	2,000,000	2,419,657
Series A
5.00%, due 9/1/44	2,000,000	2,226,007
Series B
5.00%, due 9/1/45	1,000,000	1,146,867
Series B
5.00%, due 9/1/46	245,000	288,381
Metropolitan Transportation Authority, Metropolitan Transportation Authority Dedicated Tax Fund, Green Bond, Revenue Bonds
Series B-2
5.25%, due 11/15/33	5,000,000	6,174,755
	Principal Amount	Value

Other Revenue (continued)
Monroe County Industrial Development Corp., St. Ann's Community Project, Revenue Bonds
5.00%, due 1/1/40	$ 2,500,000	$ 2,800,479
5.00%, due 1/1/50	2,400,000	2,667,171
Nassau County Tobacco Settlement Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series A-3
5.00%, due 6/1/35	750,000	759,936
Series A-3
5.125%, due 6/1/46	4,015,000	4,078,412
New York City Housing Development Corp., Capital Fund Grant Program, Revenue Bonds
Series A
5.00%, due 7/1/23	1,300,000	1,396,349
New York City Housing Development Corp., Multi-Family Housing, Sustainable Neighborhood, Revenue Bonds
Series E-1-A
3.40%, due 11/1/47	3,000,000	3,131,629
Series G
3.85%, due 11/1/45	595,000	625,155
Series L-2-A
4.00%, due 5/1/44	5,000,000	5,099,607
Series I-1-A
4.05%, due 11/1/41	1,000,000	1,078,759
Series I-1-A
4.15%, due 11/1/46	3,250,000	3,503,672
New York City Housing Development Corp., Multi-Family Housing, Sustainable Neighborhood, Green Bond, Revenue Bonds
Series G-1
3.70%, due 11/1/47	1,000,000	1,063,500
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds
Insured: AGM
3.00%, due 1/1/37	2,500,000	2,665,140
Insured: AGM
3.00%, due 1/1/39	3,250,000	3,447,931
Insured: AGM
3.00%, due 1/1/40	5,500,000	5,817,892

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds (continued)
Series A, Insured: AGM
3.00%, due 1/1/46	$ 3,000,000	$ 3,126,161
New York City Industrial Development Agency, TRIPS Obligated Group, Revenue Bonds
Series A
5.00%, due 7/1/28	1,500,000	1,537,836
New York City Industrial Development Agency, United Jewish Appeal-Federation of Jewish Philanthropies of New York, Inc., Revenue Bonds
Series B
5.00%, due 7/1/34	1,000,000	1,007,667
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Series A, Insured: AGC
(zero coupon), due 3/1/40	380,000	240,259
Series A, Insured: AGC
(zero coupon), due 3/1/44	1,065,000	586,075
Series A, Insured: AGC
(zero coupon), due 3/1/45	200,000	106,080
Series A, Insured: AGC
(zero coupon), due 3/1/46	4,080,000	2,092,274
Series A, Insured: AGC
(zero coupon), due 3/1/47	1,115,000	552,987
Series A
3.00%, due 3/1/49	10,980,000	11,210,486
Series A, Insured: AGM
3.00%, due 3/1/49	9,650,000	9,998,516
Series A, Insured: AGM
4.00%, due 3/1/45	6,500,000	7,413,744
Series A, Insured: AGM
5.00%, due 3/1/29	2,000,000	2,490,360
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series C-1
4.00%, due 11/1/42	7,000,000	8,093,483
	Principal Amount	Value

Other Revenue (continued)
New York City Transitional Finance Authority Building Aid, Revenue Bonds
Series S-1, Insured: State Aid Withholding
3.00%, due 7/15/38	$ 3,000,000	$ 3,255,320
Series S-1, Insured: State Aid Withholding
3.00%, due 7/15/39	5,000,000	5,415,808
Series S-1, Insured: State Aid Withholding
4.00%, due 7/15/34	2,000,000	2,401,652
Series S-1, Insured: State Aid Withholding
4.00%, due 7/15/35	3,500,000	4,191,057
Series S-1, Insured: State Aid Withholding
4.00%, due 7/15/36	1,500,000	1,716,205
Series S-1, Insured: State Aid Withholding
4.00%, due 7/15/37	3,265,000	3,879,438
Series S-1, Insured: State Aid Withholding
4.00%, due 7/15/40	2,265,000	2,667,748
Series S-3, Insured: State Aid Withholding
4.00%, due 7/15/46	2,905,000	3,319,834
Series S-3, Insured: State Aid Withholding
5.00%, due 7/15/43	2,500,000	3,057,182
New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds
Series A-1
4.00%, due 11/1/35	4,500,000	5,415,359
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Senior Lien
Series A
(zero coupon), due 11/15/47	6,500,000	3,153,226
New York Convention Center Development Corp., Hotel Unit Fee Secured, Revenue Bonds
5.00%, due 11/15/40	1,620,000	1,855,063
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
New York Convention Center Development Corp., Hotel Unit Fee Secured, Revenue Bonds, Sub. Lien
Insured: BAM
(zero coupon), due 11/15/41	$ 2,320,000	$ 1,379,777
New York Counties Tobacco Trust IV, Settlement Pass Through, Revenue Bonds
Series A
5.00%, due 6/1/42	1,000,000	1,010,979
Series A
5.00%, due 6/1/45	245,000	247,160
Series A
6.25%, due 6/1/41 (a)	4,900,000	4,994,016
New York Counties Tobacco Trust V, Pass Through, Capital Appreciation, Revenue Bonds
Series S
(zero coupon), due 6/1/38	1,600,000	600,747
New York Counties Tobacco Trust VI, Tobacco Settlement Pass Through, Revenue Bonds
Series B
5.00%, due 6/1/30	135,000	156,234
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds
5.375%, due 11/15/40 (a)	1,500,000	1,664,790
New York Liberty Development Corp., 4 World Trade Center Project, Revenue Bonds
Series A
3.00%, due 11/15/51	14,400,000	14,698,716
5.75%, due 11/15/51	1,500,000	1,503,014
New York Liberty Development Corp., 7 World Trade Center II LLC, Revenue Bonds
Class 2
5.00%, due 9/15/43	1,040,000	1,056,058
Class 3
5.00%, due 3/15/44	1,500,000	1,524,403
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds
2.45%, due 9/15/69	4,085,000	4,229,710
	Principal Amount	Value

Other Revenue (continued)
New York Liberty Development Corp., Goldman Sachs Headquarters LLC, Revenue Bonds
5.50%, due 10/1/37	$ 700,000	$ 1,019,354
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series A
4.00%, due 3/15/40	6,000,000	7,039,134
Series D
4.00%, due 2/15/47	15,500,000	17,820,520
New York State Urban Development Corp., Bidding Group 3, Revenue Bonds
Series A
4.00%, due 3/15/44	11,320,000	13,002,764
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project, Revenue Bonds (d)
5.00%, due 8/1/26	5,485,000	5,495,941
5.25%, due 8/1/31	1,540,000	1,815,157
5.375%, due 8/1/36	2,110,000	2,634,633
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds (d)
4.375%, due 10/1/45	4,000,000	4,591,426
5.00%, due 10/1/35	3,000,000	3,722,198
5.00%, due 10/1/40	3,000,000	3,686,274
New York Transportation Development Corp., New York State Thruway Serive Areas Project, Revenue Bonds (d)
4.00%, due 10/31/41	3,880,000	4,439,845
4.00%, due 10/31/46	5,075,000	5,733,297
4.00%, due 4/30/53	6,245,000	7,003,423
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Revenue Bonds
4.00%, due 12/1/38 (d)	1,275,000	1,439,535
Series C
4.00%, due 12/1/41	5,725,000	6,388,879
Series A
4.00%, due 12/1/42 (d)	1,350,000	1,503,562

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Revenue Bonds (continued)
Series C
4.00%, due 12/1/42	$ 1,365,000	$ 1,524,953
Series A
5.00%, due 12/1/32 (d)	1,000,000	1,251,821
Series A
5.00%, due 12/1/36 (d)	1,600,000	1,979,663
Niagara Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
5.25%, due 5/15/40	500,000	539,808
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax, Revenue Bonds
Series A, Insured: AGC
4.50%, due 7/1/36	400,000	400,931
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM
4.75%, due 8/1/22	1,420,000	1,426,610
Series C, Insured: AGC
5.25%, due 8/1/23	100,000	105,675
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds (b)(c)
Series S, Insured: COMMWLTH GTD
5.00%, due 7/1/24	1,000,000	1,045,000
Series N, Insured: COMMWLTH GTD
5.00%, due 7/1/37	6,500,000	6,906,250
Insured: COMMWLTH GTD
5.25%, due 7/1/27	2,810,000	3,010,212
Insured: COMMWLTH GTD
5.25%, due 7/1/33	1,400,000	1,494,500
Series U, Insured: COMMWLTH GTD
5.25%, due 7/1/42	1,000,000	997,500
Series N, Insured: COMMWLTH GTD
5.50%, due 7/1/23	2,645,000	2,876,437
Series S, Insured: COMMWLTH GTD
5.75%, due 7/1/22	3,500,000	3,745,000
	Principal Amount	Value

Other Revenue (continued)
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds (b)(c) (continued)
Series S, Insured: COMMWLTH GTD
5.875%, due 7/1/39	$ 1,000,000	$ 1,070,000
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
5.00%, due 7/1/58	21,900,000	24,778,702
Rockland Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series B
(zero coupon), due 8/15/50 (a)	13,000,000	1,993,050
Schenectady Metroplex Development Authority, General Resolution Bonds, Revenue Bonds
Series A, Insured: AGM
5.50%, due 8/1/33	1,000,000	1,086,748
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds
5.00%, due 12/1/45	1,625,000	1,756,748
State of New York Mortgage Agency, Homeowner Mortgage, Revenue Bonds
4.00%, due 10/1/48	2,135,000	2,295,817
Series 213
4.25%, due 10/1/47	750,000	820,253
Suffolk County Economic Development Corp., Peconic Landing at Southold, Inc., Revenue Bonds
Series A
5.00%, due 12/1/29	175,000	205,278
Series A
5.00%, due 12/1/34	165,000	191,314
Series A
5.00%, due 12/1/40	175,000	201,247
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed, Revenue Bonds
Series B
5.25%, due 6/1/37	840,000	864,324
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed, Capital Appreciation, Revenue Bonds
Series C
6.625%, due 6/1/44	$ 10,000	$ 10,051
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement, Asset Backed, Revenue Bonds
Series B-2
(zero coupon), due 6/1/66	24,290,000	3,977,864
Series A-1
0.57%, due 6/1/22	1,500,000	1,499,995
Series A-1
0.67%, due 6/1/23	1,585,000	1,586,991
Series A-1
1.015%, due 6/1/24	1,000,000	1,003,498
Series A-2
4.00%, due 6/1/37	1,250,000	1,470,191
Series A-2
4.00%, due 6/1/38	1,000,000	1,172,999
Series A-2
4.00%, due 6/1/39	1,250,000	1,462,128
Series A-2
4.00%, due 6/1/40	1,250,000	1,458,632
Series B-1
4.00%, due 6/1/50	4,250,000	4,745,156
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2016-ZF0414
0.21%, due 11/15/23 (a)	770,000	770,000
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series D
4.00%, due 11/15/39	795,000	854,744
Series D
5.00%, due 11/15/27	1,825,000	2,098,913
Series D
5.00%, due 11/15/28	200,000	229,044
Series B-1
5.00%, due 1/1/32	1,070,000	1,078,330
Series A
5.125%, due 1/1/42	3,100,000	3,124,767
Series A
5.25%, due 1/1/36	1,875,000	1,890,364
	Principal Amount	Value

Other Revenue (continued)
Territory of Guam, Section 30, Revenue Bonds
Series A
5.00%, due 12/1/36	$ 1,020,000	$ 1,177,028
Tompkins County Development Corp., Kendal at Ithaca Project, Revenue Bonds
Series 2014A
5.00%, due 7/1/44	690,000	749,043
Triborough Bridge & Tunnel Authority, Revenue Bonds, Senior Lien
Series A-1
4.00%, due 5/15/46	7,500,000	8,701,858
TSASC, Inc., Tobacco Settlement Bonds, Revenue Bonds
Series B
5.00%, due 6/1/22	500,000	510,336
Series A
5.00%, due 6/1/41	2,000,000	2,301,615
Series B
5.00%, due 6/1/48	8,390,000	9,049,204
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A
5.00%, due 10/1/29	1,000,000	998,173
Series A
5.00%, due 10/1/32	1,000,000	991,664
Series A, Insured: AGM
5.00%, due 10/1/32	1,200,000	1,238,143
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A
6.00%, due 10/1/39	635,000	636,454
Series A
6.625%, due 10/1/29	2,220,000	2,238,084
Series A
6.75%, due 10/1/37	1,630,000	1,643,278
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds, Senior Lien
Series A-1
5.00%, due 10/1/24	935,000	937,193
Series A
5.00%, due 10/1/25	395,000	395,927

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Other Revenue (continued)
Virgin Islands Public Finance Authority, United States Virgin Islands Federal Excise Tax, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/32	$ 1,415,000	$ 1,459,976
Westchester County Local Development Corp., Miriam Osborn Memorial Home Association Project, Revenue Bonds
5.00%, due 7/1/27	270,000	308,652
5.00%, due 7/1/28	270,000	307,337
5.00%, due 7/1/29	100,000	113,602
5.00%, due 7/1/34	200,000	225,443
Westchester County Local Development Corp., Pace University, Revenue Bonds
Series A
5.50%, due 5/1/42	3,265,000	3,590,168
Westchester Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series B
5.00%, due 6/1/41	250,000	293,086
		466,888,220
Transportation 11.0%
Albany County Airport Authority, Revenue Bonds
4.00%, due 12/15/44	835,000	958,714
Series A
5.00%, due 12/15/43	1,750,000	2,126,112
Series A
5.00%, due 12/15/48	2,585,000	3,139,718
Antonio B Won Pat International Airport Authority, Revenue Bonds (d)
Series C, Insured: AGM
6.00%, due 10/1/34	720,000	795,967
Series C, Insured: AGM
6.00%, due 10/1/34	280,000	305,353
Buffalo & Fort Erie Public Bridge Authority, Toll Bridge System, Revenue Bonds
5.00%, due 1/1/42	1,500,000	1,770,026
	Principal Amount	Value

Transportation (continued)
Metropolitan Transportation Authority, Revenue Bonds
Series D
4.00%, due 11/15/42	$ 1,230,000	$ 1,344,004
Series B-1
5.00%, due 5/15/22	5,350,000	5,484,707
Series D
5.00%, due 11/15/29	550,000	663,717
Series B
5.00%, due 11/15/40	2,500,000	2,799,171
Series E
5.00%, due 11/15/42	685,000	719,453
Metropolitan Transportation Authority, Climate Certified Green Bond, Revenue Bonds
Series C, Insured: AGM
4.00%, due 11/15/47	10,500,000	12,085,110
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series E
4.00%, due 11/15/45	2,000,000	2,229,228
Series A-1
4.00%, due 11/15/47	3,300,000	3,676,062
Series C, Insured: AGM
4.00%, due 11/15/48	1,240,000	1,426,086
Series A-1, Insured: AGM
4.00%, due 11/15/50	6,000,000	6,879,590
Series A-1
4.00%, due 11/15/52	1,460,000	1,608,211
Series A-2
5.00%, due 11/15/27	590,000	701,687
Series C
5.00%, due 11/15/42	2,325,000	2,777,032
Series D
5.00%, due 11/15/45	2,000,000	2,411,261
MTA Hudson Rail Yards Trust Obligations, Election 2016, Revenue Bonds
Series A
5.00%, due 11/15/56	7,205,000	7,702,976
New York State Bridge Authority, Revenue Bonds
Series A
4.00%, due 1/1/38	200,000	239,083
Series A
4.00%, due 1/1/39	275,000	327,937
Series A
4.00%, due 1/1/40	325,000	386,758
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
New York State Bridge Authority, Revenue Bonds (continued)
Series A
4.00%, due 1/1/41	$ 200,000	$ 237,378
Series A
4.00%, due 1/1/51	1,085,000	1,267,647
New York State Thruway Authority, Revenue Bonds
Series L
4.00%, due 1/1/36	4,000,000	4,583,027
Series N
4.00%, due 1/1/47	5,500,000	6,259,003
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds
Series B, Insured: AGM
4.00%, due 1/1/50	13,500,000	15,424,324
New York Transportation Development Corp., Laguardia Airport Terminal B Redevelopment Project, Revenue Bonds (d)
Series A, Insured: AGM
4.00%, due 7/1/46	5,000,000	5,365,382
Series A
5.00%, due 7/1/41	1,000,000	1,109,056
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds
Series A
5.25%, due 1/1/50 (d)	2,000,000	2,227,273
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (d)
Series A
5.00%, due 4/1/23	225,000	239,736
Series A
5.00%, due 4/1/24	490,000	541,159
Series A
5.00%, due 4/1/27	610,000	672,912
Series A
5.00%, due 4/1/29	325,000	358,519
Series A
5.00%, due 4/1/29	600,000	746,784
	Principal Amount	Value

Transportation (continued)
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (d) (continued)
Series A
5.00%, due 4/1/30	$ 375,000	$ 464,637
Series A
5.00%, due 4/1/31	350,000	432,876
Series A
5.00%, due 4/1/32	400,000	493,899
Series A
5.00%, due 4/1/34	450,000	553,737
Series A
5.00%, due 4/1/35	400,000	491,256
Series A
5.00%, due 4/1/36	600,000	733,434
Series A
5.00%, due 4/1/38	375,000	456,506
Ogdensburg Bridge and Port Authority, Revenue Bonds
5.75%, due 7/1/47 (a)	2,190,000	2,301,059
Port Authority of Guam, Revenue Bonds
Series B
5.00%, due 7/1/36 (d)	625,000	728,099
Series B
5.00%, due 7/1/37 (d)	200,000	232,377
Series A
5.00%, due 7/1/48	1,235,000	1,431,003
Port Authority of New York & New Jersey, Consolidated 178th, Revenue Bonds
Series 178
5.00%, due 12/1/38 (d)	1,500,000	1,628,984
Port Authority of New York & New Jersey, Consolidated 1st, Revenue Bonds
Series 207
5.00%, due 9/15/48 (d)	2,500,000	2,953,359
Port Authority of New York & New Jersey, Consolidated 214th, Revenue Bonds (d)
Series 214
4.00%, due 9/1/37	2,955,000	3,434,829
Series 214
4.00%, due 9/1/39	4,350,000	5,052,777
Series 214
4.00%, due 9/1/43	2,030,000	2,331,917

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Transportation (continued)
Port Authority of New York & New Jersey, Consolidated 218th, Revenue Bonds
Series 218
4.00%, due 11/1/47 (d)	$ 5,500,000	$ 6,288,357
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Insured: AGC
5.00%, due 7/1/23	340,000	342,374
Syracuse Regional Airport Authority, Revenue Bonds (d)
4.00%, due 7/1/35	350,000	408,055
4.00%, due 7/1/36	435,000	503,475
5.00%, due 7/1/31	1,000,000	1,282,316
5.00%, due 7/1/32	1,000,000	1,275,020
5.00%, due 7/1/33	750,000	952,509
Triborough Bridge & Tunnel Authority, Revenue Bonds
Series B
5.00%, due 11/15/45	2,000,000	2,311,542
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series A
4.00%, due 11/15/44	1,105,000	1,276,213
Series A
4.00%, due 11/15/54	5,000,000	5,777,340
Series A
5.00%, due 11/15/49	5,000,000	6,146,331
		151,874,444
Utilities 3.2%
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.25%, due 7/1/33	1,230,000	1,328,391
5.50%, due 7/1/43	1,725,000	1,870,130
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/33	1,055,000	1,215,360
Series A
5.00%, due 10/1/34	2,000,000	2,068,113
Series A
5.00%, due 10/1/38	2,700,000	3,084,988
Series A
5.00%, due 10/1/40	1,250,000	1,423,969
	Principal Amount	Value

Utilities (continued)
Long Island Power Authority, Electric System, Revenue Bonds
Series A, Insured: AGM
(zero coupon), due 12/1/26	$ 1,500,000	$ 1,422,261
New York Power Authority, Green Bond, Revenue Bonds
Series A
4.00%, due 11/15/50	12,400,000	14,377,976
Series A
4.00%, due 11/15/60	10,000,000	11,492,964
Puerto Rico Electric Power Authority, Revenue Bonds
Series TT, Insured: NATL
5.00%, due 7/1/23	265,000	268,670
Series TT, Insured: NATL
5.00%, due 7/1/26	215,000	217,978
Series XX-RSA-1
5.25%, due 7/1/40 (b)(c)	5,630,000	5,538,512
		44,309,312
Water & Sewer 5.9%
Albany Municipal Water Finance Authority, Revenue Bonds
Series A
4.00%, due 12/1/45	3,000,000	3,535,036
Great Neck North Water Authority, Revenue Bonds
Series A
4.00%, due 1/1/32	250,000	279,892
Series A
4.00%, due 1/1/33	425,000	475,183
Series A
4.00%, due 1/1/34	250,000	278,994
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
Series A
5.00%, due 7/1/35	4,000,000	4,315,661
5.00%, due 1/1/46	3,365,000	3,759,183
Series A
5.00%, due 1/1/50	9,975,000	12,026,070
Monroe County Water Authority, Water System, Revenue Bonds
3.50%, due 3/1/45	2,000,000	2,213,489
5.00%, due 8/1/37	750,000	776,106
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Water & Sewer (continued)
New York City Water & Sewer System, Revenue Bonds
Series FF-1
4.00%, due 6/15/49	$ 3,000,000	$ 3,431,021
New York City Water & Sewer System, Second General Resolution, Revenue Bonds
Series BB-1
3.00%, due 6/15/50	5,000,000	5,214,574
Series AA-1
3.50%, due 6/15/48	3,000,000	3,293,413
Series AA
4.00%, due 6/15/40	3,000,000	3,519,511
Series DD-3
4.00%, due 6/15/42	5,000,000	5,802,547
Series DD
5.00%, due 6/15/34	1,000,000	1,074,731
Series AA-1
5.00%, due 6/15/50	755,000	952,178
Niagara Falls Public Water Authority, Water & Sewer System, Revenue Bonds
Series A
5.00%, due 7/15/34	770,000	908,515
Onondaga County Water Authority, Revenue Bonds
Series A
4.00%, due 9/15/34	845,000	1,004,147
Series A
4.00%, due 9/15/35	600,000	710,522
Series A
4.00%, due 9/15/36	1,375,000	1,620,965
Series A
4.00%, due 9/15/37	1,945,000	2,281,006
Series A
4.00%, due 9/15/39	700,000	815,292
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds (a)
Series B
5.00%, due 7/1/24	2,850,000	3,152,874
Series B
5.00%, due 7/1/29	870,000	1,058,657
Series B
5.00%, due 7/1/33	1,465,000	1,810,251
	Principal Amount	Value

Water & Sewer (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien (a)
Series A
4.00%, due 7/1/42	$ 1,250,000	$ 1,380,843
Series A
5.00%, due 7/1/33 (f)	6,000,000	7,302,812
Saratoga County Water Authority, Revenue Bonds
4.00%, due 9/1/48	4,600,000	5,089,148
Upper Mohawk Valley Regional Water Finance Authority, Green Bond, Revenue Bonds
Series A, Insured: AGM
4.00%, due 4/1/46	2,675,000	3,064,232
		81,146,853
Total Long-Term Municipal Bonds (Cost $1,195,570,459)		1,263,745,198
Short-Term Municipal Notes 2.7%
Education 0.1%
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2021-XG0311
0.08%, due 7/1/51 (a)(g)	1,435,000	1,435,000
Other Revenue 2.0%
Albany Housing Authority, Nutgrove Garden Apartments Project, Revenue Bonds
0.63%, due 12/1/25 (g)	560,000	560,000
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series 2016-XFT910
0.13%, due 3/15/40 (a)(g)	8,000,000	8,000,000
New York State Environmental Facilities Corp., Waste Management, Inc., Revenue Bonds
0.20%, due 5/1/30 (d)(g)	18,000,000	18,000,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay New York Tax Free Opportunities Fund

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Other Revenue (continued)
New York State Housing Finance Agency, Variable Housing, 160 Madison Avenue, Revenue Bonds
Series A
0.05%, due 11/1/46 (g)	$ 1,200,000	$ 1,200,000
		27,760,000
Utility 0.4%
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGM
0.608%, due 7/1/29 (g)	5,000,000	5,000,187
Water & Sewer 0.2%
New York City Water & Sewer System, Revenue Bonds
Series A-1
0.04%, due 6/15/44 (g)	2,000,000	2,000,000
Total Short-Term Municipal Notes (Cost $35,925,560)		36,195,187
Total Municipal Bonds (Cost $1,231,496,019)		1,299,940,385

	Shares
Closed-End Funds 0.2%
New York 0.2%
BlackRock New York Municipal Income Trust	12,602	186,762
Eaton Vance New York Municipal Bond Fund	13,241	164,188
Nuveen New York AMT-Free Quality Municipal Income Fund	205,883	2,812,362
Total Closed-End Funds (Cost $3,194,013)		3,163,312
	Shares	Value
Short-Term Investments 5.1%
Unaffiliated Investment Companies 5.1%
BlackRock Liquidity Funds MuniCash, 0.005% (h)	52,822,096	$ 52,831,122
JPMorgan Institutional Tax Free Money Market Fund, 0.006% (e)(h)	17,600,326	17,609,126
Total Short-Term Investments (Cost $70,440,248)		70,440,248
Total Investments (Cost $1,305,130,280)	99.8%	1,373,543,945
Other Assets, Less Liabilities	0.2	2,795,180
Net Assets	100.0%	$ 1,376,339,125

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Issue in default.
(c)	Issue in non-accrual status.
(d)	Interest on these securities was subject to alternative minimum tax.
(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2021.
(f)	Delayed delivery security.
(g)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(h)	Current yield as of October 31, 2021.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments October 31, 2021† (continued)
Futures Contracts
As of October 31, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury Long Bonds	(14)	December 2021	$ (2,272,014)	$ (2,251,813)	$ 20,201

1.	As of October 31, 2021, cash in the amount of $49,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2021.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
COMMWLTH GTD—Commonwealth Guaranteed
CR—Custodial Receipts
FHA—Federal Housing Administration
NATL—National Public Finance Guarantee Corp.
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 1,263,745,198	$ —	$ 1,263,745,198
Short-Term Municipal Notes	—	36,195,187	—	36,195,187
Total Municipal Bonds	—	1,299,940,385	—	1,299,940,385
Closed-End Funds	3,163,312	—	—	3,163,312
Short-Term Investments
Unaffiliated Investment Companies	70,440,248	—	—	70,440,248
Total Investments in Securities	73,603,560	1,299,940,385	—	1,373,543,945
Other Financial Instruments
Futures Contracts (b)	20,201	—	—	20,201
Total Other Financial Instruments	20,201	—	—	20,201
Total Investments in Securities and Other Financial Instruments	$ 73,623,761	$ 1,299,940,385	$ —	$ 1,373,564,146

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay New York Tax Free Opportunities Fund

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in securities, at value (identified cost $1,305,130,280)	$1,373,543,945
Cash	1,123,793
Cash collateral on deposit at broker for futures contracts	49,000
Receivables:
Dividends and interest	13,572,719
Fund shares sold	7,384,634
Investment securities sold	4,047,608
Variation margin on futures contracts	1,751
Other assets	16,565
Total assets	1,399,740,015
Liabilities
Payables:
Investment securities purchased	19,978,064
Fund shares redeemed	2,114,661
Manager (See Note 3)	485,696
NYLIFE Distributors (See Note 3)	241,347
Transfer agent (See Note 3)	69,226
Professional fees	15,936
Shareholder communication	15,766
Trustees	795
Custodian	525
Distributions payable	478,874
Total liabilities	23,400,890
Net assets	$1,376,339,125
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 125,792
Additional paid-in-capital	1,336,852,580
1,336,978,372
Total distributable earnings (loss)	39,360,753
Net assets	$1,376,339,125
Class A
Net assets applicable to outstanding shares	$907,661,648
Shares of beneficial interest outstanding	82,963,670
Net asset value per share outstanding	$ 10.94
Maximum sales charge (4.50% of offering price)	0.52
Maximum offering price per share outstanding	$ 11.46
Investor Class
Net assets applicable to outstanding shares	$ 374,647
Shares of beneficial interest outstanding	34,239
Net asset value per share outstanding	$ 10.94
Maximum sales charge (4.00% of offering price)	0.46
Maximum offering price per share outstanding	$ 11.40
Class C
Net assets applicable to outstanding shares	$111,680,780
Shares of beneficial interest outstanding	10,206,765
Net asset value and offering price per share outstanding	$ 10.94
Class C2
Net assets applicable to outstanding shares	$ 1,860,635
Shares of beneficial interest outstanding	170,122
Net asset value and offering price per share outstanding	$ 10.94
Class I
Net assets applicable to outstanding shares	$353,955,345
Shares of beneficial interest outstanding	32,343,801
Net asset value and offering price per share outstanding	$ 10.94
Class R6
Net assets applicable to outstanding shares	$ 806,070
Shares of beneficial interest outstanding	73,648
Net asset value and offering price per share outstanding	$ 10.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Interest	$34,725,372
Dividends	89,434
Total income	34,814,806
Expenses
Manager (See Note 3)	5,802,228
Distribution/Service—Class A (See Note 3)	2,068,257
Distribution/Service—Investor Class (See Note 3)	1,037
Distribution/Service—Class C (See Note 3)	557,806
Distribution/Service—Class C2 (See Note 3)	8,689
Transfer agent (See Note 3)	421,852
Professional fees	101,589
Custodian	40,683
Registration	32,413
Shareholder communication	29,344
Trustees	27,469
Insurance	9,514
Miscellaneous	30,274
Total expenses before waiver/reimbursement	9,131,155
Expense waiver/reimbursement from Manager (See Note 3)	(225,884)
Net expenses	8,905,271
Net investment income (loss)	25,909,535
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	395,580
Futures transactions	143,346
Net realized gain (loss)	538,926
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	32,732,193
Futures contracts	(28,219)
Net change in unrealized appreciation (depreciation)	32,703,974
Net realized and unrealized gain (loss)	33,242,900
Net increase (decrease) in net assets resulting from operations	$59,152,435
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay New York Tax Free Opportunities Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 25,909,535	$ 21,060,892
Net realized gain (loss)	538,926	(10,587,425)
Net change in unrealized appreciation (depreciation)	32,703,974	5,528,154
Net increase (decrease) in net assets resulting from operations	59,152,435	16,001,621
Distributions to shareholders:
Class A	(19,009,606)	(15,380,566)
Investor Class	(9,566)	(13,031)
Class C	(2,288,913)	(2,583,964)
Class C2	(24,498)	(326)
Class I	(8,089,706)	(6,515,603)
Class R6	(27,918)	(31,548)
Total distributions to shareholders	(29,450,207)	(24,525,038)
Capital share transactions:
Net proceeds from sales of shares	497,461,170	552,007,801
Net asset value of shares issued to shareholder in reinvestment of distributions	23,618,819	19,254,510
Cost of shares redeemed	(234,382,554)	(217,517,858)
Increase (decrease) in net assets derived from capital share transactions	286,697,435	353,744,453
Net increase (decrease) in net assets	316,399,663	345,221,036
Net Assets
Beginning of year	1,059,939,462	714,718,426
End of year	$1,376,339,125	$1,059,939,462
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.63	$ 10.68	$ 10.12	$ 10.34	$ 10.58
Net investment income (loss)	0.22(a)	0.29	0.32	0.34	0.36
Net realized and unrealized gain (loss)	0.34	(0.04)	0.56	(0.22)	(0.24)
Total from investment operations	0.56	0.25	0.88	0.12	0.12
Less distributions:
From net investment income	(0.25)	(0.30)	(0.32)	(0.34)	(0.36)
Net asset value at end of year	$ 10.94	$ 10.63	$ 10.68	$ 10.12	$ 10.34
Total investment return (b)	5.32%	2.35%	8.84%	1.17%	1.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02%	2.38%	3.00%	3.31%	3.50%
Net expenses (c)	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses (before waiver/reimbursement) (c)	0.76%	0.80%	0.82%	0.82%	0.83%
Portfolio turnover rate	10%(d)	29%(d)	28%(d)	33%	30%
Net assets at end of year (in 000’s)	$ 907,662	$ 688,870	$ 462,499	$ 186,579	$ 148,823

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.63	$ 10.68	$ 10.13	$ 10.34	$ 10.59
Net investment income (loss)	0.22(a)	0.25	0.32	0.34	0.36
Net realized and unrealized gain (loss)	0.34	0.00‡	0.55	(0.21)	(0.25)
Total from investment operations	0.56	0.25	0.87	0.13	0.11
Less distributions:
From net investment income	(0.25)	(0.30)	(0.32)	(0.34)	(0.36)
Net asset value at end of year	$ 10.94	$ 10.63	$ 10.68	$ 10.13	$ 10.34
Total investment return (b)	5.32%	2.33%	8.72%	1.25%	1.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.03%	2.39%	3.06%	3.29%	3.48%
Net expenses (c)	0.76%	0.77%	0.77%	0.78%	0.79%
Expenses (before waiver/reimbursement) (c)	0.77%	0.82%	0.84%	0.85%	0.87%
Portfolio turnover rate	10%(d)	29%(d)	28%(d)	33%	30%
Net assets at end of year (in 000's)	$ 375	$ 414	$ 463	$ 385	$ 356

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay New York Tax Free Opportunities Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.63	$ 10.68	$ 10.12	$ 10.34	$ 10.59
Net investment income (loss)	0.19(a)	0.24	0.30	0.31	0.33
Net realized and unrealized gain (loss)	0.35	(0.02)	0.56	(0.22)	(0.25)
Total from investment operations	0.54	0.22	0.86	0.09	0.08
Less distributions:
From net investment income	(0.23)	(0.27)	(0.30)	(0.31)	(0.33)
Net asset value at end of year	$ 10.94	$ 10.63	$ 10.68	$ 10.12	$ 10.34
Total investment return (b)	5.05%	2.08%	8.55%	0.90%	0.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%	2.13%	2.77%	3.04%	3.23%
Net expenses (c)	1.01%	1.02%	1.02%	1.03%	1.03%
Expenses (before waiver/reimbursement) (c)	1.02%	1.07%	1.09%	1.10%	1.11%
Portfolio turnover rate	10%(d)	29%(d)	28%(d)	33%	30%
Net assets at end of year (in 000’s)	$ 111,681	$ 107,117	$ 90,553	$ 54,258	$ 45,547

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,	August 31, 2020^ through October 31,
Class C2	2021	2020
Net asset value at beginning of period	$ 10.63	$ 10.72
Net investment income (loss)	0.17(a)	0.04
Net realized and unrealized gain (loss)	0.35	(0.09)
Total from investment operations	0.52	(0.05)
Less distributions:
From net investment income	(0.21)	(0.04)
Net asset value at end of period	$ 10.94	$ 10.63
Total investment return (b)	4.89%	(0.50)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%	1.32%††
Net expenses (c)	1.15%	1.17%††
Expenses (before waiver/reimbursement) (c)	1.16%	1.22%††
Portfolio turnover rate (d)	10%	29%
Net assets at end of period (in 000’s)	$ 1,861	$ 315

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.63	$ 10.68	$ 10.13	$ 10.34	$ 10.59
Net investment income (loss)	0.25(a)	0.32	0.35	0.37	0.39
Net realized and unrealized gain (loss)	0.34	(0.05)	0.55	(0.21)	(0.25)
Total from investment operations	0.59	0.27	0.90	0.16	0.14
Less distributions:
From net investment income	(0.28)	(0.32)	(0.35)	(0.37)	(0.39)
Net asset value at end of year	$ 10.94	$ 10.63	$ 10.68	$ 10.13	$ 10.34
Total investment return (b)	5.59%	2.61%	9.01%	1.53%	1.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.27%	2.64%	3.37%	3.54%	3.76%
Net expenses (c)	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement) (c)	0.51%	0.55%	0.57%	0.57%	0.58%
Portfolio turnover rate	10%(d)	29%(d)	28%(d)	33%	30%
Net assets at end of year (in 000’s)	$ 353,955	$ 261,819	$ 161,203	$ 181,059	$ 62,078

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended October 31,	November 1, 2019^ through October 31,
Class R6	2021	2020
Net asset value at beginning of period	$ 10.63	$ 10.69
Net investment income (loss)	0.26(a)	0.29
Net realized and unrealized gain (loss)	0.33	(0.03)
Total from investment operations	0.59	0.26
Less distributions:
From net investment income	(0.28)	(0.32)
Net asset value at end of period	$ 10.94	$ 10.63
Total investment return (b)	5.61%	2.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.34%	2.39%
Net expenses (c)	0.47%	0.48%
Expenses (before waiver/reimbursement) (c)	0.49%	0.54%
Portfolio turnover rate (d)	10%	29%
Net assets at end of period (in 000’s)	$ 806	$ 1,404

^	Inception date.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay New York Tax Free Opportunities Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay New York Tax Free Opportunities Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	May 14, 2012
Investor Class	May 14, 2012
Class C	May 14, 2012
Class C2	August 31, 2020
Class I	May 14, 2012
Class R6	November 1, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares based on a shareholder’s account balance as described in the Fund’s prospectus. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the

37

Notes to Financial Statements (continued)
Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based

38	MainStay MacKay New York Tax Free Opportunities Fund

measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro
39

Notes to Financial Statements (continued)
rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2021, are shown in the Portfolio of Investments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of October 31, 2021, are shown in the Portfolio of Investments.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has

40	MainStay MacKay New York Tax Free Opportunities Fund

passed certain relief packages, such as the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include more than $5 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19. Puerto Rico has reached agreements with the majority of its bondholders relating to restructuring of the Commonwealth Employee Retirement System, Commonwealth of Puerto Rico, Public Building Authority, Convention Center, Highway Authority, and Infrastructure Financing Authority. Under the terms of these agreements, amounts due to bondholders, including the Fund, may be substantially lower than the original investment. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board for Puerto Rico or the Commonwealth itself could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed significantly during the past year due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2021, 56.3% of the Puerto Rico municipal securities held by the Fund were insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$20,201	$20,201
Total Fair Value	$20,201	$20,201

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$143,346	$143,346
Total Net Realized Gain (Loss)	$143,346	$143,346

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(28,219)	$(28,219)
Total Net Change in Unrealized Appreciation (Depreciation)	$(28,219)	$(28,219)

Average Notional Amount	Total
Futures Contracts Short	$(2,278,391)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel
41

Notes to Financial Statements (continued)
affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Effective February 28, 2021, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $1 billion; 0.43% from $1 billion up to $3 billion and 0.42% in excess of $3 billion.
Prior to February 28, 2021, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion and 0.48% in excess of $1 billion. During the year ended October 31, 2021, the effective management fee rate was 0.46% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
Prior to February 28, 2021, New York Life Investments had contractually agreed to waive a portion of its management fee so that the management fee would not exceed the Fund’s average daily net assets as follows: 0.45% up to $1 billion and 0.43% in excess of $1 billion.
New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Investor Class, Class C, Class C2 and Class I shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $5,802,228 and waived fees and/or reimbursed expenses in the amount of $225,884 and paid the Subadvisor fees in the amount of $2,809,490.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with
New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plans, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $16,597 and $75, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2021, of $123,142 and $9,782, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service

42	MainStay MacKay New York Tax Free Opportunities Fund

Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$270,561	$—
Investor Class	173	—
Class C	46,771	—
Class C2	570	—
Class I	103,734	—
Class R6	43	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$26,052	1.4%
Class R6	27,011	3.4
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,316,070,257	$61,639,216	$(4,165,528)	$57,473,688
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$292,893	$(17,926,954)	$(478,874)	$57,473,688	$39,360,753
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures, wash sale, and cumulative bond amortization adjustment. The other temporary differences are primarily due to dividends payable.
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $17,926,954 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$12,557	$5,370
The Fund utilized $220,570 of capital loss carryforwards during the year ended October 31, 2021.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$ 828,027	$ 388,295
Exempt Interest Dividends	28,622,180	24,136,743
Total	$29,450,207	$24,525,038
43

Notes to Financial Statements (continued)
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,830 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $410,329 and $114,409, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended October 31, 2021, were as follows:
Sales (000's)
$8,023
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	30,707,409	$ 336,841,389
Shares issued to shareholders in reinvestment of distributions	1,485,376	16,302,415
Shares redeemed	(14,026,396)	(153,419,189)
Net increase (decrease) in shares outstanding before conversion	18,166,389	199,724,615
Shares converted into Class A (See Note 1)	33,907	372,896
Shares converted from Class A (See Note 1)	(41,200)	(449,580)
Net increase (decrease)	18,159,096	$ 199,647,931
Year ended October 31, 2020:
Shares sold	32,818,972	$ 350,186,364
Shares issued to shareholders in reinvestment of distributions	1,231,988	13,097,173
Shares redeemed	(12,530,922)	(130,616,440)
Net increase (decrease) in shares outstanding before conversion	21,520,038	232,667,097
Shares converted into Class A (See Note 1)	18,314	194,381
Shares converted from Class A (See Note 1)	(38,924)	(406,838)
Net increase (decrease)	21,499,428	$ 232,454,640

44	MainStay MacKay New York Tax Free Opportunities Fund

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	8,730	$ 96,126
Shares issued to shareholders in reinvestment of distributions	834	9,151
Shares redeemed	(9,876)	(109,165)
Net increase (decrease) in shares outstanding before conversion	(312)	(3,888)
Shares converted into Investor Class (See Note 1)	369	4,087
Shares converted from Investor Class (See Note 1)	(4,762)	(52,231)
Net increase (decrease)	(4,705)	$ (52,032)
Year ended October 31, 2020:
Shares sold	30,793	$ 329,132
Shares issued to shareholders in reinvestment of distributions	1,137	12,082
Shares redeemed	(19,670)	(209,366)
Net increase (decrease) in shares outstanding before conversion	12,260	131,848
Shares converted into Investor Class (See Note 1)	108	1,102
Shares converted from Investor Class (See Note 1)	(16,815)	(178,343)
Net increase (decrease)	(4,447)	$ (45,393)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,889,563	$ 20,739,205
Shares issued to shareholders in reinvestment of distributions	146,546	1,607,772
Shares redeemed	(1,858,247)	(20,372,010)
Net increase (decrease) in shares outstanding before conversion	177,862	1,974,967
Shares converted from Class C (See Note 1)	(46,574)	(511,252)
Net increase (decrease)	131,288	$ 1,463,715
Year ended October 31, 2020:
Shares sold	3,464,848	$ 37,021,349
Shares issued to shareholders in reinvestment of distributions	165,339	1,756,947
Shares redeemed	(2,022,224)	(21,378,963)
Net increase (decrease) in shares outstanding before conversion	1,607,963	17,399,333
Shares converted from Class C (See Note 1)	(9,813)	(104,698)
Net increase (decrease)	1,598,150	$ 17,294,635

Class C2	Shares	Amount
Year ended October 31, 2021:
Shares sold	159,307	$ 1,741,853
Shares issued to shareholders in reinvestment of distributions	2,230	24,498
Shares redeemed	(21,068)	(234,045)
Net increase (decrease)	140,469	$ 1,532,306
Period ended October 31, 2020:(a)
Shares sold	29,644	$ 314,957
Shares issued to shareholders in reinvestment of distributions	31	326
Shares redeemed	(22)	(229)
Net increase (decrease)	29,653	$ 315,054

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	12,579,814	$ 138,042,597
Shares issued to shareholders in reinvestment of distributions	514,497	5,647,065
Shares redeemed	(5,432,002)	(59,576,804)
Net increase (decrease) in shares outstanding before conversion	7,662,309	84,112,858
Shares converted into Class I (See Note 1)	58,252	636,080
Net increase (decrease)	7,720,561	$ 84,748,938
Year ended October 31, 2020:
Shares sold	15,326,954	$ 162,719,376
Shares issued to shareholders in reinvestment of distributions	409,861	4,356,434
Shares redeemed	(6,249,028)	(65,266,661)
Net increase (decrease) in shares outstanding before conversion	9,487,787	101,809,149
Shares converted into Class I (See Note 1)	47,130	494,396
Net increase (decrease)	9,534,917	$ 102,303,545

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	2,546	$ 27,918
Shares redeemed	(60,941)	(671,341)
Net increase (decrease)	(58,395)	$ (643,423)
Year ended October 31, 2020:(b)
Shares sold	133,535	$ 1,436,623
Shares issued to shareholders in reinvestment of distributions	2,976	31,548
Shares redeemed	(4,468)	(46,199)
Net increase (decrease)	132,043	$ 1,421,972

(a)	The inception date of the class was August 31, 2020.
(b)	The inception date of the class was November 1, 2019.
45

Notes to Financial Statements (continued)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
46	MainStay MacKay New York Tax Free Opportunities Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay New York Tax Free Opportunities Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
47

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 97.2% of the ordinary income dividends paid during its fiscal year ended October 31, 2021 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
For the fiscal year ended October 31, 2021, the Fund designated approximately $89,434 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2021 should be multiplied by 10.06% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
48	MainStay MacKay New York Tax Free Opportunities Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
49

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
50	MainStay MacKay New York Tax Free Opportunities Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
51

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
52	MainStay MacKay New York Tax Free Opportunities Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1716276MS180-21	MSNTF11-12/21
(NYLIM) NL222

MainStay MacKay S&P 500 Index Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 1.5% Initial Sales Charge	With sales charges	1/2/2004	40.05%	17.60%	15.23%	0.54%
		Excluding sales charges		42.19	18.32	15.59	0.54
Investor Class Shares[2,3]	Maximum 1% Initial Sales Charge	With sales charges	2/28/2008	40.47	17.42	15.08	0.88
		Excluding sales charges		41.89	18.13	15.43	0.88
Class I Shares	No Sales Charge		1/2/1991	42.56	18.62	15.87	0.29
SIMPLE Class Shares	No Sales Charge		8/31/2020	41.54	N/A	27.12	1.13

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to March 19, 2020, the maximum initial sales charge for Class A Shares and Investor Class Shares was 3%, which is reflected in the average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge was 1.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
S&P 500® Index[1]	42.91%	18.93%	16.22%
Morningstar Large Blend Category Average[2]	40.38	16.60	13.92

1.	The S&P 500® Index is the Fund's primary broad-based securities market index for comparison purposes. Information Regarding Standard & Poor's® "Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. The MainStay MacKay S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay S&P 500 Index Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,106.40	$2.60	$1,022.73	$2.50	0.49%
Investor Class Shares	$1,000.00	$1,105.20	$3.71	$1,021.68	$3.57	0.70%
Class I Shares	$1,000.00	$1,107.90	$1.33	$1,023.94	$1.28	0.25%
SIMPLE Class Shares	$1,000.00	$1,103.70	$5.04	$1,020.42	$4.84	0.95%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2021 (Unaudited)
Software	10.0%
Interactive Media & Services	6.6
Technology Hardware, Storage & Peripherals	6.3
Semiconductors & Semiconductor Equipment	5.7
IT Services	4.4
Banks	4.4
Internet & Direct Marketing Retail	4.0
Health Care Equipment & Supplies	3.6
Pharmaceuticals	3.5
Capital Markets	3.1
Automobiles	2.7
Health Care Providers & Services	2.6
Oil, Gas & Consumable Fuels	2.6
Equity Real Estate Investment Trusts	2.5
Specialty Retail	2.3
Hotels, Restaurants & Leisure	1.9
Insurance	1.9
Entertainment	1.9
Biotechnology	1.8
Chemicals	1.7
Electric Utilities	1.5
Machinery	1.5
Aerospace & Defense	1.4
Life Sciences Tools & Services	1.4
Diversified Financial Services	1.4
Beverages	1.4
Food & Staples Retailing	1.4
Household Products	1.3
Media	1.1
Industrial Conglomerates	1.1
Diversified Telecommunication Services	1.1
Road & Rail	1.0
Food Products	0.8
Communications Equipment	0.8
Textiles, Apparel & Luxury Goods	0.7%
Multi–Utilities	0.7
Electronic Equipment, Instruments & Components	0.7
Air Freight & Logistics	0.6
Consumer Finance	0.6
Tobacco	0.6
Electrical Equipment	0.6
Multiline Retail	0.5
Building Products	0.5
Professional Services	0.4
Commercial Services & Supplies	0.4
Household Durables	0.4
Metals & Mining	0.3
Containers & Packaging	0.3
Energy Equipment & Services	0.2
Airlines	0.2
Trading Companies & Distributors	0.2
Personal Products	0.2
Wireless Telecommunication Services	0.2
Auto Components	0.2
Distributors	0.1
Construction Materials	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Health Care Technology	0.1
Construction & Engineering	0.0‡
Independent Power and Renewable Electricity Producers	0.0‡
Leisure Products	0.0‡
Gas Utilities	0.0‡
Short–Term Investments	0.3
Other Assets, Less Liabilities	0.0‡
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Apple, Inc.
3.	Alphabet, Inc.
4.	Amazon.com, Inc.
5.	Tesla, Inc.
6.	Meta Platforms, Inc., Class A
7.	NVIDIA Corp.
8.	Berkshire Hathaway, Inc., Class B
9.	JPMorgan Chase & Co.
10.	UnitedHealth Group, Inc.

8	MainStay MacKay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Francis J. Ok of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay S&P 500 Index Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay MacKay S&P 500 Index Fund returned 42.56%, underperforming the 42.91% return of the Fund’s primary benchmark, the S&P 500® Index (the “Index”). Over the same period, Class I shares outperformed the 40.38% return of the Morningstar Large Blend Category Average.1
Were there any changes to the Fund during the reporting period?
Effective June 2021, Lee Baker no longer served as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
Although the Fund seeks investment results that correspond to the total return performance of common stocks in the aggregate, as represented by the Index, the Fund’s relative performance will typically lag that of the Index, as it did during the reporting period, because the Fund incurs operating expenses that the Index does not.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market.
During the reporting period, which S&P 500® Index industries had the highest total returns and which industries had the lowest total returns?
The strongest performing S&P 500® Index industry groups during the reporting period in terms of total returns included oil gas & consumable fuels, real estate management & development, and energy equipment & services. During the same period, the industry groups with the lowest total returns included diversified telecommunications, paper & forest, and gas utilities.
During the reporting period, which S&P 500® Index industries made the strongest positive contributions to the Fund’s absolute performance and which industries made the weakest contributions?
The industry groups that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were software, interactive media & services, and banks.
(Contributions take weightings and total returns into account.) During the same period, the industry groups that made the weakest contributions to the Fund’s absolute performance included paper & forest products, gas utilities and health care technology.
During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?
The S&P 500® Index stocks producing the highest total returns during the reporting period included Devon Energy, Diamondback Energy and Marathon Oil. Conversely, the S&P 500® Index stocks with the lowest total returns over the same period were Penn National Gaming, MarketAxess Holdings and Incyte.
During the reporting period, which S&P 500® Index stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks made the weakest contributions?
The strongest positive contributors to the Fund’s absolute performance during the reporting period were Microsoft, Apple and Alphabet. During the same period, the S&P 500® Index stocks that made the weakest contributions to the Fund’s absolute performance were Penn National Gaming, Clorox and MarketAxess Holdings.
Were there any changes in the S&P 500® Index during the reporting period?
During the reporting period, there were nine additions and nine deletions in the S&P 500® Index. In addition, there were two spinoff deletions from the Index.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments October 31, 2021†
	Shares	Value
Common Stocks 99.7%
Aerospace & Defense 1.4%
Boeing Co. (The) (a)	20,169	$ 4,175,588
General Dynamics Corp.	8,493	1,721,956
Howmet Aerospace, Inc.	14,130	419,520
Huntington Ingalls Industries, Inc.	1,486	301,257
L3Harris Technologies, Inc.	7,356	1,695,852
Lockheed Martin Corp.	9,022	2,998,191
Northrop Grumman Corp.	5,509	1,967,925
Raytheon Technologies Corp.	55,196	4,904,716
Textron, Inc.	8,205	605,939
TransDigm Group, Inc. (a)	1,917	1,195,863
		19,986,807
Air Freight & Logistics 0.6%
CH Robinson Worldwide, Inc.	4,821	467,589
Expeditors International of Washington, Inc.	6,250	770,375
FedEx Corp.	9,003	2,120,476
United Parcel Service, Inc., Class B	26,659	5,690,897
		9,049,337
Airlines 0.2%
Alaska Air Group, Inc. (a)	4,583	241,983
American Airlines Group, Inc. (a)	23,705	455,136
Delta Air Lines, Inc. (a)	23,424	916,581
Southwest Airlines Co. (a)	21,657	1,023,943
United Airlines Holdings, Inc. (a)	11,959	551,788
		3,189,431
Auto Components 0.2%
Aptiv plc (a)	9,902	1,711,957
BorgWarner, Inc.	8,864	399,500
		2,111,457
Automobiles 2.7%
Ford Motor Co. (a)	143,636	2,453,303
General Motors Co. (a)	53,141	2,892,465
Tesla, Inc. (a)	29,703	33,089,142
		38,434,910
Banks 4.4%
Bank of America Corp.	271,067	12,951,581
Citigroup, Inc.	74,191	5,131,049
Citizens Financial Group, Inc.	15,597	738,986
Comerica, Inc.	4,944	420,685
Fifth Third Bancorp	25,284	1,100,612
First Republic Bank	6,454	1,396,194
Huntington Bancshares, Inc.	54,050	850,747
JPMorgan Chase & Co.	109,382	18,582,908
	Shares	Value

Banks (continued)
KeyCorp	35,008	$ 814,636
M&T Bank Corp.	4,710	692,935
People's United Financial, Inc.	15,805	270,898
PNC Financial Services Group, Inc. (The)	15,557	3,282,994
Regions Financial Corp.	34,941	827,403
SVB Financial Group (a)	2,147	1,540,258
Truist Financial Corp.	48,862	3,101,271
U.S. Bancorp	49,387	2,981,493
Wells Fargo & Co.	150,317	7,690,218
Zions Bancorp NA	5,933	373,720
		62,748,588
Beverages 1.4%
Brown-Forman Corp., Class B	6,740	457,578
Coca-Cola Co. (The)	142,210	8,016,378
Constellation Brands, Inc., Class A	6,159	1,335,333
Molson Coors Beverage Co., Class B	6,948	306,337
Monster Beverage Corp. (a)	13,746	1,168,410
PepsiCo, Inc.	50,593	8,175,829
		19,459,865
Biotechnology 1.8%
AbbVie, Inc.	64,688	7,417,773
Amgen, Inc.	20,786	4,302,078
Biogen, Inc. (a)	5,455	1,454,739
Gilead Sciences, Inc.	45,896	2,977,733
Incyte Corp. (a)	6,894	461,760
Moderna, Inc. (a)	12,855	4,437,675
Regeneron Pharmaceuticals, Inc. (a)	3,847	2,461,849
Vertex Pharmaceuticals, Inc. (a)	9,496	1,756,095
		25,269,702
Building Products 0.5%
Allegion plc	3,325	426,598
AO Smith Corp.	4,970	363,158
Carrier Global Corp.	31,763	1,658,981
Fortune Brands Home & Security, Inc.	5,118	518,965
Johnson Controls International plc	26,071	1,912,829
Masco Corp.	9,125	598,144
Trane Technologies plc	8,698	1,573,729
		7,052,404
Capital Markets 3.1%
Ameriprise Financial, Inc.	4,164	1,258,069
Bank of New York Mellon Corp. (The)	29,069	1,720,885
BlackRock, Inc.	5,237	4,940,900
Cboe Global Markets, Inc.	3,943	520,239
Charles Schwab Corp. (The)	54,953	4,507,795
CME Group, Inc.	13,146	2,899,350

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Franklin Resources, Inc.	10,308	$ 324,599
Goldman Sachs Group, Inc. (The)	12,340	5,100,739
Intercontinental Exchange, Inc.	20,614	2,854,214
Invesco Ltd.	12,605	320,293
MarketAxess Holdings, Inc.	1,403	573,364
Moody's Corp.	5,930	2,396,610
Morgan Stanley	53,431	5,491,638
MSCI, Inc.	3,018	2,006,608
Nasdaq, Inc.	4,284	899,083
Northern Trust Corp.	7,628	938,549
Raymond James Financial, Inc.	6,783	668,736
S&P Global, Inc.	8,822	4,183,040
State Street Corp.	13,384	1,318,993
T. Rowe Price Group, Inc.	8,307	1,801,622
		44,725,326
Chemicals 1.7%
Air Products and Chemicals, Inc.	8,103	2,429,360
Albemarle Corp.	4,281	1,072,262
Celanese Corp.	4,067	656,861
CF Industries Holdings, Inc.	7,927	450,254
Corteva, Inc.	26,875	1,159,656
Dow, Inc.	27,299	1,527,925
DuPont de Nemours, Inc.	19,147	1,332,631
Eastman Chemical Co.	4,970	517,029
Ecolab, Inc.	9,111	2,024,646
FMC Corp.	4,773	434,391
International Flavors & Fragrances, Inc.	9,117	1,344,302
Linde plc	18,903	6,033,837
LyondellBasell Industries NV, Class A	9,674	897,941
Mosaic Co. (The)	12,773	530,974
PPG Industries, Inc.	8,689	1,395,193
Sherwin-Williams Co. (The)	8,867	2,807,381
		24,614,643
Commercial Services & Supplies 0.4%
Cintas Corp.	3,204	1,387,652
Copart, Inc. (a)	7,794	1,210,330
Republic Services, Inc.	7,692	1,035,343
Rollins, Inc.	8,172	287,900
Waste Management, Inc.	14,181	2,272,222
		6,193,447
Communications Equipment 0.8%
Arista Networks, Inc. (a)	2,050	839,865
Cisco Systems, Inc.	154,262	8,634,044
F5 Networks, Inc. (a)	2,203	465,163
Juniper Networks, Inc.	12,111	357,517
	Shares	Value

Communications Equipment (continued)
Motorola Solutions, Inc.	6,198	$ 1,540,761
		11,837,350
Construction & Engineering 0.0% ‡
Quanta Services, Inc.	5,149	624,471
Construction Materials 0.1%
Martin Marietta Materials, Inc.	2,283	896,854
Vulcan Materials Co.	4,857	923,413
		1,820,267
Consumer Finance 0.6%
American Express Co.	23,555	4,093,388
Capital One Financial Corp.	16,330	2,466,320
Discover Financial Services	10,962	1,242,214
Synchrony Financial	20,854	968,668
		8,770,590
Containers & Packaging 0.3%
Amcor plc	56,980	687,749
Avery Dennison Corp.	3,064	667,094
Ball Corp.	11,956	1,093,735
International Paper Co.	14,307	710,629
Packaging Corp. of America	3,511	482,306
Sealed Air Corp.	5,487	325,489
Westrock Co.	9,835	473,063
		4,440,065
Distributors 0.1%
Genuine Parts Co.	5,242	687,279
LKQ Corp. (a)	9,981	549,753
Pool Corp.	1,468	756,255
		1,993,287
Diversified Financial Services 1.4%
Berkshire Hathaway, Inc., Class B (a)	67,854	19,474,777
Diversified Telecommunication Services 1.1%
AT&T, Inc.	261,362	6,602,004
Lumen Technologies, Inc.	36,765	436,033
Verizon Communications, Inc.	151,550	8,030,635
		15,068,672
Electric Utilities 1.5%
Alliant Energy Corp.	9,245	522,990
American Electric Power Co., Inc.	18,312	1,551,209
Duke Energy Corp.	28,162	2,872,806
Edison International	13,899	874,664
Entergy Corp.	7,416	763,996
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Evergy, Inc.	8,473	$ 540,154
Eversource Energy	12,579	1,067,957
Exelon Corp.	35,794	1,903,883
FirstEnergy Corp.	20,101	774,491
NextEra Energy, Inc.	71,811	6,127,633
NRG Energy, Inc.	9,031	360,246
Pinnacle West Capital Corp.	4,159	268,214
PPL Corp.	28,172	811,354
Southern Co. (The)	38,759	2,415,461
Xcel Energy, Inc.	19,710	1,273,069
		22,128,127
Electrical Equipment 0.6%
AMETEK, Inc.	8,463	1,120,501
Eaton Corp. plc	14,591	2,404,013
Emerson Electric Co.	21,883	2,122,870
Generac Holdings, Inc. (a)	2,311	1,152,172
Rockwell Automation, Inc.	4,247	1,356,492
		8,156,048
Electronic Equipment, Instruments & Components 0.7%
Amphenol Corp., Class A	21,897	1,681,033
CDW Corp.	5,033	939,409
Corning, Inc.	28,136	1,000,798
IPG Photonics Corp. (a)	1,323	210,370
Keysight Technologies, Inc. (a)	6,744	1,214,055
TE Connectivity Ltd.	12,006	1,752,876
Teledyne Technologies, Inc. (a)	1,716	770,862
Trimble, Inc. (a)	9,262	809,221
Zebra Technologies Corp., Class A (a)	1,955	1,043,872
		9,422,496
Energy Equipment & Services 0.2%
Baker Hughes Co.	30,586	767,097
Halliburton Co.	32,597	814,599
Schlumberger NV	51,190	1,651,389
		3,233,085
Entertainment 1.9%
Activision Blizzard, Inc.	28,468	2,225,913
Electronic Arts, Inc.	10,417	1,460,984
Live Nation Entertainment, Inc. (a)	4,864	491,994
Netflix, Inc. (a)	16,201	11,183,712
Take-Two Interactive Software, Inc. (a)	4,275	773,775
Walt Disney Co. (The) (a)	66,517	11,246,029
		27,382,407
	Shares	Value

Equity Real Estate Investment Trusts 2.5%
Alexandria Real Estate Equities, Inc.	5,070	$ 1,034,990
American Tower Corp.	16,661	4,697,902
AvalonBay Communities, Inc.	5,111	1,209,672
Boston Properties, Inc.	5,250	596,610
Crown Castle International Corp.	15,821	2,852,526
Digital Realty Trust, Inc.	10,344	1,632,387
Duke Realty Corp.	13,859	779,430
Equinix, Inc.	3,285	2,749,775
Equity Residential	12,473	1,077,667
Essex Property Trust, Inc.	2,399	815,492
Extra Space Storage, Inc.	4,898	966,718
Federal Realty Investment Trust	2,615	314,715
Healthpeak Properties, Inc.	19,918	707,288
Host Hotels & Resorts, Inc. (a)	26,029	438,068
Iron Mountain, Inc.	10,644	485,792
Kimco Realty Corp.	22,199	501,698
Mid-America Apartment Communities, Inc.	4,230	863,808
Prologis, Inc.	27,061	3,922,763
Public Storage	5,580	1,853,565
Realty Income Corp.	20,159	1,439,958
Regency Centers Corp.	5,596	394,014
SBA Communications Corp.	4,010	1,384,773
Simon Property Group, Inc.	12,029	1,763,211
UDR, Inc.	10,301	572,015
Ventas, Inc.	14,403	768,688
Vornado Realty Trust	5,791	246,870
Welltower, Inc.	15,468	1,243,627
Weyerhaeuser Co.	27,446	980,371
		36,294,393
Food & Staples Retailing 1.4%
Costco Wholesale Corp.	16,182	7,954,100
Kroger Co. (The)	24,891	996,138
Sysco Corp.	18,727	1,440,106
Walgreens Boots Alliance, Inc.	26,280	1,235,686
Walmart, Inc.	52,313	7,816,608
		19,442,638
Food Products 0.8%
Archer-Daniels-Midland Co.	20,476	1,315,378
Campbell Soup Co.	7,491	299,266
Conagra Brands, Inc.	17,738	571,164
General Mills, Inc.	22,193	1,371,527
Hershey Co. (The)	5,323	933,388
Hormel Foods Corp.	10,417	440,847
J M Smucker Co. (The)	3,966	487,263
Kellogg Co.	9,313	570,887
Kraft Heinz Co. (The)	24,630	883,971

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Food Products (continued)
Lamb Weston Holdings, Inc.	5,400	$ 304,830
McCormick & Co., Inc. (Non-Voting)	9,202	738,277
Mondelez International, Inc., Class A	51,168	3,107,944
Tyson Foods, Inc., Class A	10,792	863,036
		11,887,778
Gas Utilities 0.0% ‡
Atmos Energy Corp.	4,829	444,847
Health Care Equipment & Supplies 3.6%
Abbott Laboratories	64,895	8,364,317
ABIOMED, Inc. (a)	1,671	554,839
Align Technology, Inc. (a)	2,690	1,679,555
Baxter International, Inc.	18,299	1,444,889
Becton Dickinson and Co.	10,513	2,518,810
Boston Scientific Corp. (a)	52,121	2,247,979
Cooper Cos., Inc. (The)	1,803	751,707
Danaher Corp.	23,258	7,251,147
Dentsply Sirona, Inc.	8,083	462,428
DexCom, Inc. (a)	3,542	2,207,410
Edwards Lifesciences Corp. (a)	22,817	2,733,933
Hologic, Inc. (a)	9,279	680,243
IDEXX Laboratories, Inc. (a)	3,114	2,074,360
Intuitive Surgical, Inc. (a)	13,057	4,715,274
Medtronic plc	49,194	5,896,393
ResMed, Inc.	5,327	1,400,522
STERIS plc	3,652	853,618
Stryker Corp.	12,285	3,268,670
Teleflex, Inc.	1,727	616,435
West Pharmaceutical Services, Inc.	2,708	1,164,115
Zimmer Biomet Holdings, Inc.	7,645	1,094,152
		51,980,796
Health Care Providers & Services 2.6%
AmerisourceBergen Corp.	5,466	666,961
Anthem, Inc.	8,925	3,883,535
Cardinal Health, Inc.	10,722	512,619
Centene Corp. (a)	21,343	1,520,475
Cigna Corp.	12,450	2,659,444
CVS Health Corp.	48,304	4,312,581
DaVita, Inc. (a)	2,455	253,454
HCA Healthcare, Inc.	9,024	2,260,151
Henry Schein, Inc. (a)	5,200	397,020
Humana, Inc.	4,704	2,178,705
Laboratory Corp. of America Holdings (a)	3,540	1,016,051
McKesson Corp.	5,662	1,177,017
Quest Diagnostics, Inc.	4,511	662,125
	Shares	Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	34,516	$ 15,893,582
Universal Health Services, Inc., Class B	2,777	344,626
		37,738,346
Health Care Technology 0.1%
Cerner Corp.	10,912	810,653
Hotels, Restaurants & Leisure 1.9%
Booking Holdings, Inc. (a)	1,503	3,638,432
Caesars Entertainment, Inc. (a)	7,813	855,211
Carnival Corp. (a)	29,503	653,786
Chipotle Mexican Grill, Inc. (a)	1,028	1,828,843
Darden Restaurants, Inc.	4,770	687,548
Domino's Pizza, Inc.	1,361	665,488
Expedia Group, Inc. (a)	5,319	874,497
Hilton Worldwide Holdings, Inc. (a)	10,201	1,468,434
Las Vegas Sands Corp. (a)	12,692	492,576
Marriott International, Inc., Class A (a)	10,013	1,602,280
McDonald's Corp.	27,337	6,712,600
MGM Resorts International	14,641	690,470
Norwegian Cruise Line Holdings Ltd. (a)(b)	13,672	351,644
Penn National Gaming, Inc. (a)	6,083	435,543
Royal Caribbean Cruises Ltd. (a)	8,274	698,574
Starbucks Corp.	43,161	4,578,087
Wynn Resorts Ltd. (a)	3,882	348,604
Yum! Brands, Inc.	10,822	1,352,101
		27,934,718
Household Durables 0.4%
DR Horton, Inc.	11,931	1,065,080
Garmin Ltd.	5,539	795,401
Leggett & Platt, Inc.	4,907	229,893
Lennar Corp., Class A	10,055	1,004,796
Mohawk Industries, Inc. (a)	2,064	365,762
Newell Brands, Inc.	13,945	319,201
NVR, Inc. (a)	123	602,060
PulteGroup, Inc.	9,500	456,760
Whirlpool Corp.	2,317	488,493
		5,327,446
Household Products 1.3%
Church & Dwight Co., Inc.	9,064	791,831
Clorox Co. (The)	4,496	732,893
Colgate-Palmolive Co.	30,877	2,352,519
Kimberly-Clark Corp.	12,327	1,596,223
Procter & Gamble Co. (The)	88,857	12,705,662
		18,179,128
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Independent Power and Renewable Electricity Producers 0.0% ‡
AES Corp. (The)	24,654	$ 619,555
Industrial Conglomerates 1.1%
3M Co.	21,181	3,784,621
General Electric Co.	40,180	4,213,677
Honeywell International, Inc.	25,272	5,524,965
Roper Technologies, Inc.	3,859	1,882,690
		15,405,953
Insurance 1.9%
Aflac, Inc.	22,588	1,212,298
Allstate Corp. (The)	10,824	1,338,604
American International Group, Inc.	31,305	1,849,812
Aon plc, Class A	8,264	2,643,819
Arthur J Gallagher & Co.	7,572	1,269,597
Assurant, Inc.	2,153	347,300
Brown & Brown, Inc.	8,629	544,576
Chubb Ltd.	16,060	3,137,803
Cincinnati Financial Corp.	5,534	672,049
Everest Re Group Ltd.	1,479	386,759
Globe Life, Inc.	3,426	304,983
Hartford Financial Services Group, Inc. (The)	12,709	926,867
Lincoln National Corp.	6,466	466,522
Loews Corp.	7,503	420,693
Marsh & McLennan Cos., Inc.	18,545	3,093,306
MetLife, Inc.	26,662	1,674,374
Principal Financial Group, Inc.	9,137	613,001
Progressive Corp. (The)	21,420	2,032,330
Prudential Financial, Inc.	14,159	1,558,198
Travelers Cos., Inc. (The)	9,133	1,469,317
W R Berkley Corp.	5,170	411,532
Willis Towers Watson plc	4,724	1,144,531
		27,518,271
Interactive Media & Services 6.6%
Alphabet, Inc. (a)
Class A	11,021	32,632,299
Class C	10,314	30,585,239

Match Group, Inc. (a)	10,133	1,527,854
Meta Platforms, Inc., Class A (a)	87,260	28,234,718
Twitter, Inc. (a)	29,210	1,563,903
		94,544,013
Internet & Direct Marketing Retail 4.0%
Amazon.com, Inc. (a)	15,943	53,766,651
eBay, Inc.	23,796	1,825,629
	Shares	Value

Internet & Direct Marketing Retail (continued)
Etsy, Inc. (a)	4,633	$ 1,161,447
		56,753,727
IT Services 4.4%
Accenture plc, Class A	23,213	8,328,592
Akamai Technologies, Inc. (a)	6,024	635,291
Automatic Data Processing, Inc.	15,487	3,476,677
Broadridge Financial Solutions, Inc.	4,252	758,599
Cognizant Technology Solutions Corp., Class A	19,240	1,502,452
DXC Technology Co. (a)	9,394	305,963
Fidelity National Information Services, Inc.	22,611	2,503,942
Fiserv, Inc. (a)	21,816	2,148,658
FleetCor Technologies, Inc. (a)	3,024	748,168
Gartner, Inc. (a)	3,062	1,016,308
Global Payments, Inc.	10,753	1,537,572
International Business Machines Corp.	32,810	4,104,531
Jack Henry & Associates, Inc.	2,746	457,154
Mastercard, Inc., Class A	31,889	10,699,397
Paychex, Inc.	11,723	1,445,212
PayPal Holdings, Inc. (a)	43,012	10,004,161
VeriSign, Inc. (a)	3,593	800,053
Visa, Inc., Class A	61,777	13,082,515
Western Union Co. (The)	15,164	276,288
		63,831,533
Leisure Products 0.0% ‡
Hasbro, Inc.	4,728	452,753
Life Sciences Tools & Services 1.4%
Agilent Technologies, Inc.	11,108	1,749,399
Bio-Rad Laboratories, Inc., Class A (a)	796	632,565
Bio-Techne Corp.	1,436	751,962
Charles River Laboratories International, Inc. (a)	1,856	832,750
Illumina, Inc. (a)	5,370	2,228,872
IQVIA Holdings, Inc. (a)	7,014	1,833,600
Mettler-Toledo International, Inc. (a)	846	1,252,825
PerkinElmer, Inc.	4,136	731,617
Thermo Fisher Scientific, Inc.	14,401	9,116,841
Waters Corp. (a)	2,246	825,517
		19,955,948
Machinery 1.5%
Caterpillar, Inc.	20,040	4,088,360
Cummins, Inc.	5,257	1,260,839
Deere & Co.	10,391	3,556,943
Dover Corp.	5,270	891,052

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Machinery (continued)
Fortive Corp.	13,119	$ 993,239
IDEX Corp.	2,801	623,419
Illinois Tool Works, Inc.	10,492	2,390,812
Ingersoll Rand, Inc. (a)	14,958	804,142
Otis Worldwide Corp.	15,622	1,254,603
PACCAR, Inc.	12,708	1,138,891
Parker-Hannifin Corp.	4,724	1,401,091
Pentair plc	6,128	453,288
Snap-on, Inc.	1,999	406,257
Stanley Black & Decker, Inc.	5,969	1,072,808
Westinghouse Air Brake Technologies Corp.	6,979	633,205
Xylem, Inc.	6,595	861,241
		21,830,190
Media 1.1%
Charter Communications, Inc., Class A (a)	4,643	3,133,514
Comcast Corp., Class A	167,663	8,622,908
Discovery, Inc. (a)
Class A (b)	6,233	146,101
Class C	11,103	250,484

DISH Network Corp., Class A (a)	9,183	377,146
Fox Corp.
Class A	11,838	470,442
Class B	5,429	200,656

Interpublic Group of Cos., Inc. (The)	14,539	531,691
News Corp.
Class A	14,432	330,493
Class B	4,494	101,385

Omnicom Group, Inc.	7,935	540,215
ViacomCBS, Inc.	22,176	803,215
		15,508,250
Metals & Mining 0.3%
Freeport-McMoRan, Inc.	53,739	2,027,035
Newmont Corp.	29,252	1,579,608
Nucor Corp.	10,751	1,200,349
		4,806,992
Multiline Retail 0.5%
Dollar General Corp.	8,646	1,915,262
Dollar Tree, Inc. (a)	8,491	914,990
Target Corp.	18,110	4,701,718
		7,531,970
Multi-Utilities 0.7%
Ameren Corp.	9,445	796,119
	Shares	Value

Multi-Utilities (continued)
CenterPoint Energy, Inc.	21,454	$ 558,662
CMS Energy Corp.	10,698	645,624
Consolidated Edison, Inc.	12,936	975,374
Dominion Energy, Inc.	29,595	2,247,148
DTE Energy Co.	7,151	810,566
NiSource, Inc.	14,461	356,753
Public Service Enterprise Group, Inc.	18,507	1,180,747
Sempra Energy	11,689	1,491,867
WEC Energy Group, Inc.	11,547	1,039,923
		10,102,783
Oil, Gas & Consumable Fuels 2.6%
APA Corp.	13,943	365,446
Chevron Corp.	70,792	8,104,976
ConocoPhillips	49,018	3,651,351
Coterra Energy, Inc.	29,998	639,557
Devon Energy Corp.	23,047	923,724
Diamondback Energy, Inc.	6,283	673,475
EOG Resources, Inc.	21,372	1,976,055
Exxon Mobil Corp.	154,971	9,990,980
Hess Corp.	10,145	837,673
Kinder Morgan, Inc.	71,351	1,195,129
Marathon Oil Corp.	29,129	475,385
Marathon Petroleum Corp.	23,362	1,540,257
Occidental Petroleum Corp.	32,471	1,088,752
ONEOK, Inc.	16,314	1,037,897
Phillips 66	16,033	1,198,948
Pioneer Natural Resources Co.	8,305	1,552,869
Valero Energy Corp.	14,965	1,157,243
Williams Cos., Inc. (The)	44,474	1,249,275
		37,658,992
Personal Products 0.2%
Estee Lauder Cos., Inc. (The), Class A	8,489	2,753,237
Pharmaceuticals 3.5%
Bristol-Myers Squibb Co.	81,341	4,750,314
Catalent, Inc. (a)	6,235	859,557
Eli Lilly and Co.	29,063	7,404,090
Johnson & Johnson	96,363	15,695,606
Merck & Co., Inc.	92,662	8,158,889
Organon & Co.	9,337	343,135
Pfizer, Inc.	205,235	8,976,979
Viatris, Inc.	44,669	596,331
Zoetis, Inc.	17,349	3,750,854
		50,535,755
Professional Services 0.4%
Equifax, Inc.	4,460	1,237,338
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Professional Services (continued)
IHS Markit Ltd.	14,591	$ 1,907,336
Jacobs Engineering Group, Inc.	4,813	675,841
Leidos Holdings, Inc.	5,226	522,495
Nielsen Holdings plc	13,205	267,401
Robert Half International, Inc.	4,099	463,474
Verisk Analytics, Inc.	5,906	1,241,855
		6,315,740
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	12,290	1,279,143
Road & Rail 1.0%
CSX Corp.	82,527	2,985,002
JB Hunt Transport Services, Inc.	3,081	607,542
Kansas City Southern	3,330	1,033,133
Norfolk Southern Corp.	9,040	2,649,172
Old Dominion Freight Line, Inc.	3,434	1,172,196
Union Pacific Corp.	23,871	5,762,459
		14,209,504
Semiconductors & Semiconductor Equipment 5.7%
Advanced Micro Devices, Inc. (a)	44,401	5,338,332
Analog Devices, Inc.	19,690	3,416,018
Applied Materials, Inc.	33,457	4,571,899
Broadcom, Inc.	15,018	7,984,620
Enphase Energy, Inc. (a)	4,928	1,141,473
Intel Corp.	148,508	7,276,892
KLA Corp.	5,591	2,084,101
Lam Research Corp.	5,216	2,939,581
Microchip Technology, Inc.	20,063	1,486,468
Micron Technology, Inc.	41,209	2,847,542
Monolithic Power Systems, Inc.	1,589	834,956
NVIDIA Corp.	91,221	23,322,473
NXP Semiconductors NV	9,705	1,949,346
Qorvo, Inc. (a)	4,068	684,360
QUALCOMM, Inc.	41,291	5,493,355
Skyworks Solutions, Inc.	6,045	1,010,301
Teradyne, Inc.	6,039	834,831
Texas Instruments, Inc.	33,794	6,335,699
Xilinx, Inc.	9,085	1,635,300
		81,187,547
Software 10.0%
Adobe, Inc. (a)	17,439	11,341,628
ANSYS, Inc. (a)	3,194	1,212,379
Autodesk, Inc. (a)	8,054	2,558,031
Cadence Design Systems, Inc. (a)	10,132	1,753,951
	Shares	Value

Software (continued)
Ceridian HCM Holding, Inc. (a)	4,979	$ 623,620
Citrix Systems, Inc.	4,588	434,621
Fortinet, Inc. (a)	4,962	1,668,919
Intuit, Inc.	10,003	6,261,778
Microsoft Corp.	275,085	91,223,688
NortonLifeLock, Inc.	21,474	546,513
Oracle Corp.	60,299	5,785,086
Paycom Software, Inc. (a)	1,760	964,216
PTC, Inc. (a)	3,888	495,137
salesforce.com, Inc. (a)	35,563	10,657,875
ServiceNow, Inc. (a)	7,252	5,060,155
Synopsys, Inc. (a)	5,585	1,860,810
Tyler Technologies, Inc. (a)	1,505	817,546
		143,265,953
Specialty Retail 2.3%
Advance Auto Parts, Inc.	2,418	545,307
AutoZone, Inc. (a)	789	1,408,239
Bath & Body Works, Inc.	9,777	675,493
Best Buy Co., Inc.	8,238	1,007,013
CarMax, Inc. (a)	5,964	816,591
Gap, Inc. (The)	7,676	174,168
Home Depot, Inc. (The)	38,921	14,468,493
Lowe's Cos., Inc.	25,876	6,050,326
O'Reilly Automotive, Inc. (a)	2,524	1,570,736
Ross Stores, Inc.	13,073	1,479,864
TJX Cos., Inc. (The)	44,164	2,892,300
Tractor Supply Co.	4,185	908,856
Ulta Beauty, Inc. (a)	2,024	743,537
		32,740,923
Technology Hardware, Storage & Peripherals 6.3%
Apple, Inc. (c)	574,838	86,110,732
Hewlett Packard Enterprise Co.	47,804	700,329
HP, Inc.	43,972	1,333,671
NetApp, Inc.	8,214	733,510
Seagate Technology Holdings plc	7,730	688,511
Western Digital Corp. (a)	11,326	592,237
		90,158,990
Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	12,872	219,339
NIKE, Inc., Class B	46,785	7,826,663
PVH Corp. (a)	2,624	286,882
Ralph Lauren Corp.	1,781	226,490
Tapestry, Inc.	10,305	401,689
Under Armour, Inc. (a)
Class A	6,959	152,819
Class C	7,629	144,035

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay S&P 500 Index Fund

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods (continued)

VF Corp.	11,884	$ 866,106
		10,124,023
Tobacco 0.6%
Altria Group, Inc.	67,503	2,977,557
Philip Morris International, Inc.	57,051	5,393,602
		8,371,159
Trading Companies & Distributors 0.2%
Fastenal Co.	21,039	1,200,906
United Rentals, Inc. (a)	2,650	1,004,642
WW Grainger, Inc.	1,601	741,439
		2,946,987
Water Utilities 0.1%
American Water Works Co., Inc.	6,644	1,157,252
Wireless Telecommunication Services 0.2%
T-Mobile US, Inc. (a)	21,471	2,469,809
Total Common Stocks (d) (Cost $304,289,201)		1,431,265,254

Short-Term Investments 0.3%
Affiliated Investment Company 0.0% ‡
MainStay U.S. Government Liquidity Fund, 0.01% (e)	105,652	105,652
Unaffiliated Investment Company 0.0% ‡
Wells Fargo Government Money Market Fund, 0.025% (e)(f)	154,430	154,430

	Principal Amount	Value
U.S. Treasury Debt 0.3%
U.S. Treasury Bills
0.055%, due 12/14/21 (c)(g)	$ 4,000,000	$ 3,999,701
Total Short-Term Investments (Cost $4,259,818)		4,259,783
Total Investments (Cost $308,549,019)	100.0%	1,435,525,037
Other Assets, Less Liabilities	0.0‡	644,844
Net Assets	100.0%	$ 1,436,169,881

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of October 31, 2021, the aggregate market value of securities on loan was $462,511; the total market value of collateral held by the Fund was $506,857. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $352,427. The Fund received cash collateral with a value of $154,430. (See Note 2(H))
(c)	Represents a security, or portion thereof, which was maintained at the broker as collateral for futures contracts.
(d)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 99.9% of the Fund’s net assets.
(e)	Current yield as of October 31, 2021.
(f)	Represents a security purchased with cash collateral received for securities on loan.
(g)	Interest rate shown represents yield to maturity.
Futures Contracts
As of October 31, 2021, the Fund held the following futures contracts:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
Long Contracts
S&P 500 E-Mini Index	17	December 2021	$ 3,763,147	$ 3,907,450	$ 144,303

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2021.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,431,265,254	$ —	$ —	$ 1,431,265,254
Short-Term Investments
Affiliated Investment Company	105,652	—	—	105,652
Unaffiliated Investment Company	154,430	—	—	154,430
U.S. Treasury Debt	—	3,999,701	—	3,999,701
Total Short-Term Investments	260,082	3,999,701	—	4,259,783
Total Investments in Securities	1,431,525,336	3,999,701	—	1,435,525,037
Other Financial Instruments
Futures Contracts (b)	144,303	—	—	144,303
Total Investments in Securities and Other Financial Instruments	$ 1,431,669,639	$ 3,999,701	$ —	$ 1,435,669,340

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay S&P 500 Index Fund

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $308,443,367) including securities on loan of $462,511	$1,435,419,385
Investment in affiliated investment companies, at value (identified cost $105,652)	105,652
Cash	72,744
Receivables:
Dividends	965,192
Fund shares sold	622,560
Variation margin on futures contracts	54,370
Securities lending	300
Other assets	42,397
Total assets	1,437,282,600
Liabilities
Cash collateral received for securities on loan	154,430
Payables:
Fund shares redeemed	267,888
Transfer agent (See Note 3)	219,619
NYLIFE Distributors (See Note 3)	195,709
Manager (See Note 3)	188,395
Shareholder communication	41,619
Investment securities purchased	21,128
Professional fees	14,703
Custodian	7,121
Trustees	1,421
Accrued expenses	686
Total liabilities	1,112,719
Net assets	$1,436,169,881
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 23,872
Additional paid-in-capital	250,678,501
250,702,373
Total distributable earnings (loss)	1,185,467,508
Net assets	$1,436,169,881
Class A
Net assets applicable to outstanding shares	$894,565,057
Shares of beneficial interest outstanding	14,967,009
Net asset value per share outstanding	$ 59.77
Maximum sales charge (1.50% of offering price)	0.91
Maximum offering price per share outstanding	$ 60.68
Investor Class
Net assets applicable to outstanding shares	$ 58,363,270
Shares of beneficial interest outstanding	980,046
Net asset value per share outstanding	$ 59.55
Maximum sales charge (1.00% of offering price)	0.60
Maximum offering price per share outstanding	$ 60.15
Class I
Net assets applicable to outstanding shares	$483,173,880
Shares of beneficial interest outstanding	7,924,151
Net asset value and offering price per share outstanding	$ 60.97
SIMPLE Class
Net assets applicable to outstanding shares	$ 67,674
Shares of beneficial interest outstanding	1,133
Net asset value and offering price per share outstanding	$ 59.73

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $1,761)	$ 19,288,114
Securities lending	21,564
Interest	5,925
Dividends-affiliated	43
Total income	19,315,646
Expenses
Manager (See Note 3)	2,157,500
Distribution/Service—Class A (See Note 3)	1,934,311
Distribution/Service—Investor Class (See Note 3)	149,888
Distribution/Service—SIMPLE Class (See Note 3)	203
Transfer agent (See Note 3)	979,276
Professional fees	99,480
Registration	94,877
Custodian	58,106
Shareholder communication	55,788
Trustees	29,861
Insurance	10,015
Miscellaneous	90,562
Total expenses before waiver/reimbursement	5,659,867
Expense waiver/reimbursement from Manager (See Note 3)	(73,572)
Net expenses	5,586,295
Net investment income (loss)	13,729,351
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	47,418,997
Futures transactions	4,661,327
Net realized gain (loss)	52,080,324
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	390,820,227
Futures contracts	462,309
Net change in unrealized appreciation (depreciation)	391,282,536
Net realized and unrealized gain (loss)	443,362,860
Net increase (decrease) in net assets resulting from operations	$457,092,211
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay S&P 500 Index Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 13,729,351	$ 14,221,087
Net realized gain (loss)	52,080,324	100,232,774
Net change in unrealized appreciation (depreciation)	391,282,536	(7,098,240)
Net increase (decrease) in net assets resulting from operations	457,092,211	107,355,621
Distributions to shareholders:
Class A	(56,038,250)	(87,928,163)
Investor Class	(5,128,675)	(8,636,257)
Class I	(41,144,122)	(62,882,463)
SIMPLE Class	(1,984)	—
Total distributions to shareholders	(102,313,031)	(159,446,883)
Capital share transactions:
Net proceeds from sales of shares	218,385,665	296,472,066
Net asset value of shares issued to shareholder in reinvestment of distributions	101,126,869	157,434,383
Cost of shares redeemed	(332,173,529)	(321,890,809)
Increase (decrease) in net assets derived from capital share transactions	(12,660,995)	132,015,640
Net increase (decrease) in net assets	342,118,185	79,924,378
Net Assets
Beginning of year	1,094,051,696	1,014,127,318
End of year	$1,436,169,881	$1,094,051,696
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 45.82	$ 49.60	$ 49.27	$ 53.27	$ 47.57
Net investment income (loss) (a)	0.49	0.58	0.67	0.69	0.65
Net realized and unrealized gain (loss)	17.71	3.44	5.52	2.61	9.47
Total from investment operations	18.20	4.02	6.19	3.30	10.12
Less distributions:
From net investment income	(0.55)	(0.91)	(0.77)	(0.79)	(1.07)
From net realized gain on investments	(3.70)	(6.89)	(5.09)	(6.51)	(3.35)
Total distributions	(4.25)	(7.80)	(5.86)	(7.30)	(4.42)
Net asset value at end of year	$ 59.77	$ 45.82	$ 49.60	$ 49.27	$ 53.27
Total investment return (b)	42.19%	9.21%	13.80%	6.77%	22.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92%	1.32%	1.44%	1.39%	1.33%
Net expenses (c)	0.50%	0.54%	0.54%	0.54%	0.60%
Expenses (before waiver/reimbursement) (c)	0.50%	0.54%	0.54%	0.54%	0.64%
Portfolio turnover rate	5%	15%	3%	3%	3%
Net assets at end of year (in 000’s)	$ 894,565	$ 602,036	$ 559,780	$ 511,043	$ 527,768

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 45.68	$ 49.50	$ 49.18	$ 53.18	$ 47.51
Net investment income (loss) (a)	0.40	0.51	0.59	0.62	0.63
Net realized and unrealized gain (loss)	17.63	3.43	5.52	2.58	9.43
Total from investment operations	18.03	3.94	6.11	3.20	10.06
Less distributions:
From net investment income	(0.46)	(0.87)	(0.70)	(0.69)	(1.04)
From net realized gain on investments	(3.70)	(6.89)	(5.09)	(6.51)	(3.35)
Total distributions	(4.16)	(7.76)	(5.79)	(7.20)	(4.39)
Net asset value at end of year	$ 59.55	$ 45.68	$ 49.50	$ 49.18	$ 53.18
Total investment return (b)	41.89%	9.03%	13.62%	6.58%	22.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75%	1.16%	1.26%	1.23%	1.29%
Net expenses (c)	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement) (c)	0.82%	0.88%	0.89%	0.87%	0.82%
Portfolio turnover rate	5%	15%	3%	3%	3%
Net assets at end of year (in 000's)	$ 58,363	$ 55,546	$ 54,505	$ 41,907	$ 38,052

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay S&P 500 Index Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 46.66	$ 50.38	$ 49.97	$ 53.93	$ 48.12
Net investment income (loss) (a)	0.64	0.70	0.81	0.83	0.78
Net realized and unrealized gain (loss)	18.03	3.50	5.59	2.64	9.56
Total from investment operations	18.67	4.20	6.40	3.47	10.34
Less distributions:
From net investment income	(0.66)	(1.03)	(0.90)	(0.92)	(1.18)
From net realized gain on investments	(3.70)	(6.89)	(5.09)	(6.51)	(3.35)
Total distributions	(4.36)	(7.92)	(5.99)	(7.43)	(4.53)
Net asset value at end of year	$ 60.97	$ 46.66	$ 50.38	$ 49.97	$ 53.93
Total investment return (b)	42.56%	9.47%	14.08%	7.05%	23.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%	1.56%	1.74%	1.64%	1.58%
Net expenses (c)	0.25%	0.29%	0.29%	0.29%	0.35%
Expenses (before waiver/reimbursement) (c)	0.25%	0.29%	0.29%	0.29%	0.39%
Portfolio turnover rate	5%	15%	3%	3%	3%
Net assets at end of year (in 000’s)	$ 483,174	$ 436,446	$ 399,842	$ 592,457	$ 717,528

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class	2021	2020
Net asset value at beginning of period	$ 45.65	$ 48.83*
Net investment income (loss) (a)	0.21	0.02
Net realized and unrealized gain (loss)	17.74	(3.20)
Total from investment operations	17.95	(3.18)
Less distributions:
From net investment income	(0.17)	—
From net realized gain on investments	(3.70)	—
Total distributions	(3.87)	—
Net asset value at end of period	$ 59.73	$ 45.65
Total investment return (b)	41.54%	(6.51)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39%	0.30%††
Net expenses (c)	0.95%	0.95%††
Expenses (before waiver/reimbursement) (c)	1.06%	1.15%††
Portfolio turnover rate	5%	15%
Net assets at end of period (in 000’s)	$ 68	$ 23

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay S&P 500 Index Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class I	January 2, 1991
SIMPLE Class	August 31, 2020
Class R6	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class I and SIMPLE Class shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and SIMPLE Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

24	MainStay MacKay S&P 500 Index Fund

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of
25

Notes to Financial Statements (continued)
such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures

26	MainStay MacKay S&P 500 Index Fund

positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2021, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
(J) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2021:
Asset Derivatives	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$144,303	$144,303
Total Fair Value	$144,303	$144,303

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
27

Notes to Financial Statements (continued)
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Futures Contracts	$4,661,327	$4,661,327
Total Net Realized Gain (Loss)	$4,661,327	$4,661,327

Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Futures Contracts	$462,309	$462,309
Total Net Change in Unrealized Appreciation (Depreciation)	$462,309	$462,309

Average Notional Amount	Total
Futures Contracts Long	$13,837,263
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion. During the year ended October 31, 2021, the effective management fee rate was 0.16% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.60% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Investor Class and SIMPLE Class shares of the Fund do not exceed 0.70% and 0.95%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $2,157,500 and waived fees and/or reimbursed expenses in the amount of $73,572 and paid the Subadvisor fees in the amount of $1,042,360.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the SIMPLE Class Plan, SIMPLE Class shares pay

28	MainStay MacKay S&P 500 Index Fund

the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $154,861 and $17,616, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the year ended October 31, 2021, of $14,195.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$450,711	$—
Investor Class	227,815	—
Class I	300,600	—
SIMPLE Class	150	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 3,588	$ 60,892	$ (64,374)	$ —	$ —	$ 106	$ —(a)	$ —	106

(a)	Less than $500.

(G) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$12,182,516	2.5%
SIMPLE Class	33,080	48.9
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$311,345,184	$1,127,363,794	$(3,183,941)	$1,124,179,853

29

Notes to Financial Statements (continued)
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$22,036,489	$39,251,166	$1,124,179,853	$1,185,467,508
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$ 19,032,979	$ 19,445,300
Long-Term Capital Gains	83,280,052	140,001,583
Total	$102,313,031	$159,446,883
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $2,552 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $66,788 and $157,176, respectively.

30	MainStay MacKay S&P 500 Index Fund

Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	2,338,699	$ 124,181,704
Shares issued to shareholders in reinvestment of distributions	1,163,866	54,969,414
Shares redeemed	(2,112,025)	(111,330,020)
Net increase (decrease) in shares outstanding before conversion	1,390,540	67,821,098
Shares converted into Class A (See Note 1)	438,333	22,796,174
Shares converted from Class A (See Note 1)	(654)	(33,352)
Net increase (decrease)	1,828,219	$ 90,583,920
Year ended October 31, 2020:
Shares sold	2,324,681	$ 99,157,653
Shares issued to shareholders in reinvestment of distributions	2,011,976	86,132,703
Shares redeemed	(2,829,898)	(120,164,291)
Net increase (decrease) in shares outstanding before conversion	1,506,759	65,126,065
Shares converted into Class A (See Note 1)	363,219	16,153,296
Shares converted from Class A (See Note 1)	(16,104)	(654,326)
Net increase (decrease)	1,853,874	$ 80,625,035

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	215,863	$ 11,330,614
Shares issued to shareholders in reinvestment of distributions	108,660	5,122,224
Shares redeemed	(121,766)	(6,383,419)
Net increase (decrease) in shares outstanding before conversion	202,757	10,069,419
Shares converted into Investor Class (See Note 1)	655	33,352
Shares converted from Investor Class (See Note 1)	(439,434)	(22,796,174)
Net increase (decrease)	(236,022)	$ (12,693,403)
Year ended October 31, 2020:
Shares sold	467,524	$ 19,715,548
Shares issued to shareholders in reinvestment of distributions	201,967	8,630,158
Shares redeemed	(201,322)	(8,582,450)
Net increase (decrease) in shares outstanding before conversion	468,169	19,763,256
Shares converted into Investor Class (See Note 1)	10,855	432,724
Shares converted from Investor Class (See Note 1)	(364,103)	(16,153,296)
Net increase (decrease)	114,921	$ 4,042,684

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,578,904	$ 82,841,231
Shares issued to shareholders in reinvestment of distributions	853,614	41,033,248
Shares redeemed	(3,861,408)	(214,460,090)
Net increase (decrease)	(1,428,890)	$ (90,585,611)
Year ended October 31, 2020:
Shares sold	4,290,457	$ 177,573,865
Shares issued to shareholders in reinvestment of distributions	1,440,725	62,671,522
Shares redeemed	(4,319,173)	(193,144,068)
Net increase (decrease) in shares outstanding before conversion	1,412,009	47,101,319
Shares converted into Class I (See Note 1)	5,187	221,602
Net increase (decrease)	1,417,196	$ 47,322,921

SIMPLE Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	579	$ 32,116
Shares issued to shareholders in reinvestment of distributions	42	1,983
Net increase (decrease)	621	$ 34,099
Period ended October 31, 2020:(a)
Shares sold	512	$ 25,000
Net increase (decrease)	512	$ 25,000

(a)	The inception date of the class was August 31, 2020.
Note 10-Litigation
The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO.
Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).
In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.
31

Notes to Financial Statements (continued)
The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were pre-empted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Fund. Defendants filed an opposition to the certiorari petition on August 26, 2020. Plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied.
Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Supreme Court denied the petition for certiorari on April 19, 2021.
On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.
On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.
On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which

32	MainStay MacKay S&P 500 Index Fund

would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020 and, on August 20, 2021, affirmed the district court's dismissal of plaintiff's intentional fraudulent conveyance claims and denial of leave to amend. Plaintiff filed a petition for rehearing en banc on September 3, 2021. The petition was denied on October 7, 2021. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.
The value of the proceeds received by the Fund in connection with the LBO and the Fund's cost basis in shares of Tribune was as follows:
Fund	Proceeds	Cost Basis
MainStay MacKay S&P 500 Index Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to its acquisition by the Fund.
At this stage of the proceedings, the Fund does not believe a loss is probable; however, it is difficult to assess with any reasonable certainty the outcome of the pending litigation or the effect, if any, on the Fund's net asset value.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
33

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay S&P 500 Index Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
34	MainStay MacKay S&P 500 Index Fund

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $83,229,484 as long term capital gain distributions.
For the fiscal year ended October 31, 2021, the Fund designated approximately $16,659,438 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2021 should be multiplied by 84.69% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
35

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
36	MainStay MacKay S&P 500 Index Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
37

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
38	MainStay MacKay S&P 500 Index Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
39

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1715991MS180-21	MSSP11-12/21
(NYLIM) NL226

MainStay MacKay Short Duration High Yield Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	12/17/2012	5.15%	3.62%	4.02%	1.04%
		Excluding sales charges		8.40	4.25	4.38	1.04
Investor Class Shares[2]	Maximum 2.5% Initial Sales Charge	With sales charges	12/17/2012	5.47	3.54	3.91	1.13
		Excluding sales charges		8.18	4.18	4.27	1.13
Class C Shares	Maximum 1% CDSC	With sales charges	12/17/2012	6.48	3.40	3.50	1.88
	if Redeemed Within 18 months of Purchase	Excluding sales charges		7.48	3.40	3.50	1.88
Class I Shares	No Sales Charge		12/17/2012	8.66	4.54	4.64	0.79
Class R2 Shares	No Sales Charge		12/17/2012	8.29	4.15	4.27	1.14
Class R3 Shares	No Sales Charge		2/29/2016	7.89	3.87	5.29	1.39

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Since Inception
ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[1]	8.69%	5.23%	4.84%
Morningstar High Yield Bond Category Average[2]	9.99	5.18	4.64

1.	ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund's primary broad-based securities market index for comparison purposes. The ICE BofA 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Short Duration High Yield Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,016.10	$5.13	$1,020.11	$5.14	1.01%
Investor Class Shares	$1,000.00	$1,015.60	$5.59	$1,019.66	$5.60	1.10%
Class C Shares	$1,000.00	$1,012.80	$9.39	$1,015.88	$9.40	1.85%
Class I Shares	$1,000.00	$1,018.40	$3.87	$1,021.37	$3.87	0.76%
Class R2 Shares	$1,000.00	$1,016.60	$5.64	$1,019.61	$5.65	1.11%
Class R3 Shares	$1,000.00	$1,014.30	$6.85	$1,018.40	$6.87	1.35%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2021 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	HCA, Inc., 5.375%-8.36%, due 5/1/23–2/15/26
2.	T-Mobile US, Inc., 2.25%-5.375%, due 4/15/22–2/1/28
3.	Sprint Corp., 7.875%, due 9/15/23
4.	Ford Motor Credit Co. LLC, 2.70%-5.584%, due 1/9/22–8/10/26
5.	MGM Growth Properties Operating Partnership LP, 4.625%-5.625%, due 5/1/24–6/15/25
6.	FS Energy and Power Fund, 7.50%, due 8/15/23
7.	DISH Network Corp., 2.375%, due 3/15/24
8.	TransDigm, Inc., 2.337%-8.00%, due 12/9/25–3/15/26
9.	Carnival Corp., 5.75%-10.50%, due 2/1/26–3/1/27
10.	Camelot U.S. Acquisition 1 Co., 3.087%, due 10/30/26

8	MainStay MacKay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Short Duration High Yield Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay MacKay Short Duration High Yield Fund returned 8.66%, underperforming the 8.69% return of the Fund’s benchmark, the ICE BofA 1–5 Year BB-B U.S. High Yield Corporate Cash Pay Index (the "Index"). Over the same period, Class I shares also underperformed the 9.99% return of the Morningstar High Yield Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund, and the high-yield market as a whole, produced strong absolute returns as positive news surrounding vaccine efficacy, coupled with the ongoing investor demand for yield, drove risk assets higher. Credits rated CCC2 and stressed names materially outperformed the broader market and spreads3 continued to tighten. By the end of the reporting period, spreads were below 330 basis points, tighter than in January 2020 prior to the pandemic. (A basis point is one one-hundredth of a percentage point.) The new issue market continued to be very strong, with the vast majority of issuance being refinancing. In calendar year 2020, over $320 billion in new issuance (from U.S. issuers) came to market, while that number stood at over $365 billion for the first 10 months of 2021.
The Fund’s returns slightly trailed the return of the Index largely due to adverse security selection in leisure and services. However, this effect was largely offset by the positive impact of the Fund’s positions in energy and capital goods, and its small, out-of-benchmark position in bonds rated CCC.
What was the Fund’s duration4 strategy during the reporting period?
The Fund’s duration is the result of our bottom-up fundamental analysis and is a result of the investment process. However, the Fund had a lower duration relative to the Index throughout the reporting period. As of October 31, 2021, the Fund’s modified duration to worst5 was 1.42 years, while the modified duration to worst of the Index was 1.99 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
From a sector perspective, the strongest positive contributions to the Fund’s relative performance came from overweight allocation and security selection in the energy sector. (Contributions take weightings and total returns into account.) The Fund’s position in Gulfport Energy was a leading contributor for this group as the bonds outperformed the broader market. In addition, overweight exposure to media and security selection in basic industry contributed positively to relative performance. Conversely, security selection in leisure and services detracted from relative returns.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, we selectively trimmed the Fund’s positions in “fallen angels” (credits downgraded from investment grade to high yield) that were purchased at the height of the pandemic and recovered nicely thereafter. Additionally, some of the Fund’s energy bond holdings were tendered by the issuing company, slightly lowering the Fund’s overall exposure to that sector. During the same period, the Fund purchased new issues in toy manufacturer Mattel and energy producer New Fortress Energy.
How did the Fund’s weightings change during the reporting period?
During the reporting period, we increased the Fund’s exposure to industrials, while decreasing exposure to financials and materials. Though we made minor adjustments to other sectors, weightings remained relatively flat compared with the prior reporting period.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

How was the Fund positioned at the end of the reporting period?
As of October 31, 2021, the Fund held overweight exposure to health care, communication services and materials. Conversely, the Fund held underweight exposure to consumer discretionary and financials.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Short Duration High Yield Fund

Portfolio of Investments October 31, 2021†
	Principal Amount	Value
Long-Term Bonds 94.2%
Convertible Bonds 1.9%
Investment Companies 0.4%
Ares Capital Corp.
4.625%, due 3/1/24	$ 4,500,000	$ 5,135,850
Media 1.4%
DISH Network Corp.
2.375%, due 3/15/24	21,650,000	21,081,687
Oil & Gas 0.1%
Gulfport Energy Operating Corp.
10.00% (10.00% Cash or 15.00% PIK), due 11/29/21 (a)(b)	260,000	1,537,250
Total Convertible Bonds (Cost $24,883,940)		27,754,787
Corporate Bonds 74.6%
Advertising 0.3%
Outfront Media Capital LLC
6.25%, due 6/15/25 (c)	4,000,000	4,185,000
Aerospace & Defense 1.2%
F-Brasile SpA
Series XR
7.375%, due 8/15/26 (c)	3,600,000	3,654,000
Spirit AeroSystems, Inc.
5.50%, due 1/15/25 (c)	2,125,000	2,212,656
TransDigm UK Holdings plc
6.875%, due 5/15/26	1,500,000	1,579,830
TransDigm, Inc. (c)
6.25%, due 3/15/26	4,150,000	4,331,562
8.00%, due 12/15/25	5,265,000	5,600,644
		17,378,692
Airlines 1.2%
American Airlines, Inc.
5.50%, due 4/20/26 (c)	2,200,000	2,307,800
Delta Air Lines, Inc.
4.50%, due 10/20/25 (c)	2,000,000	2,134,132
7.00%, due 5/1/25 (c)	4,375,000	5,105,410
7.375%, due 1/15/26	1,000,000	1,176,111
Spirit Loyalty Cayman Ltd.
8.00%, due 9/20/25 (c)	987,350	1,105,178
United Airlines, Inc.
4.375%, due 4/15/26 (c)	5,800,000	5,999,926
		17,828,557
	Principal Amount	Value

Auto Manufacturers 3.1%
Ford Motor Co.
8.50%, due 4/21/23	$ 1,800,000	$ 1,973,700
9.00%, due 4/22/25	3,940,000	4,737,850
Ford Motor Credit Co. LLC
2.70%, due 8/10/26	4,000,000	3,995,360
2.979%, due 8/3/22	1,797,000	1,810,945
3.087%, due 1/9/23	2,400,000	2,441,280
3.096%, due 5/4/23	1,065,000	1,082,306
3.219%, due 1/9/22	700,000	702,100
3.339%, due 3/28/22	2,000,000	2,011,400
3.37%, due 11/17/23	4,000,000	4,105,000
3.375%, due 11/13/25	7,000,000	7,192,500
3.664%, due 9/8/24	1,150,000	1,190,250
4.14%, due 2/15/23	1,100,000	1,129,700
5.125%, due 6/16/25	3,000,000	3,255,000
5.584%, due 3/18/24	840,000	905,100
JB Poindexter & Co., Inc.
7.125%, due 4/15/26 (c)	9,115,000	9,582,144
		46,114,635
Auto Parts & Equipment 1.7%
Adient Global Holdings Ltd.
4.875%, due 8/15/26 (c)	6,000,000	6,108,509
Adient US LLC
9.00%, due 4/15/25 (c)	2,045,000	2,188,150
Exide Global Holding Netherlands CV
10.75%, due 10/26/24 (d)(e)(f)	1,610,000	1,581,020
IHO Verwaltungs GmbH (b)(c)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	3,860,000	3,951,598
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	10,250,000	10,634,375
Meritor, Inc.
6.25%, due 6/1/25 (c)	1,660,000	1,736,775
		26,200,427
Building Materials 0.7%
Koppers, Inc.
6.00%, due 2/15/25 (c)	5,475,000	5,606,017
Patrick Industries, Inc.
7.50%, due 10/15/27 (c)	2,500,000	2,678,125
Summit Materials LLC
6.50%, due 3/15/27 (c)	2,000,000	2,090,000
		10,374,142
Chemicals 1.2%
GPD Cos., Inc.
10.125%, due 4/1/26 (c)	7,385,000	7,901,950

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
Iris Holdings, Inc.
8.75% (8.75% Cash or 9.50% PIK), due 2/15/26 (b)(c)	$ 3,000,000	$ 3,045,000
NOVA Chemicals Corp.
4.875%, due 6/1/24 (c)	2,150,000	2,237,612
SCIL IV LLC
5.375%, due 11/1/26 (c)	2,500,000	2,520,325
TPC Group, Inc.
10.875%, due 8/1/24 (c)	2,600,000	2,772,250
TPC Group, Inc. Escrow Claim Shares
(zero coupon), due 12/31/49 (d)(e)(f)(g)	26,000	—
		18,477,137
Coal 0.3%
Coronado Finance Pty. Ltd.
10.75%, due 5/15/26 (c)	2,000,000	2,174,780
Natural Resource Partners LP
9.125%, due 6/30/25 (c)	2,000,000	2,013,800
		4,188,580
Commercial Services 1.6%
Allied Universal Holdco LLC
6.625%, due 7/15/26 (c)	3,985,000	4,186,761
Alta Equipment Group, Inc.
5.625%, due 4/15/26 (c)	5,000,000	5,112,500
Graham Holdings Co.
5.75%, due 6/1/26 (c)	2,920,000	3,041,764
IHS Markit Ltd.
5.00%, due 11/1/22 (c)	1,630,000	1,682,975
Jaguar Holding Co. II
4.625%, due 6/15/25 (c)	3,600,000	3,739,500
Legends Hospitality Holding Co. LLC
5.00%, due 2/1/26 (c)	2,000,000	2,030,000
Ritchie Bros Auctioneers, Inc.
5.375%, due 1/15/25 (c)	4,185,000	4,258,237
		24,051,737
Distribution & Wholesale 0.6%
Avient Corp.
5.25%, due 3/15/23	1,750,000	1,833,125
5.75%, due 5/15/25 (c)	3,665,000	3,829,925
G-III Apparel Group Ltd.
7.875%, due 8/15/25 (c)	3,500,000	3,731,875
		9,394,925
	Principal Amount	Value

Diversified Financial Services 1.8%
Credit Acceptance Corp.
5.125%, due 12/31/24 (c)	$ 10,090,000	$ 10,317,025
Enact Holdings, Inc.
6.50%, due 8/15/25 (c)	3,260,000	3,569,700
Oxford Finance LLC
6.375%, due 12/15/22 (c)	7,750,000	7,787,355
PRA Group, Inc.
7.375%, due 9/1/25 (c)	2,650,000	2,825,562
StoneX Group, Inc.
8.625%, due 6/15/25 (c)	1,920,000	2,040,000
		26,539,642
Electric 1.4%
DPL, Inc.
4.125%, due 7/1/25	3,650,000	3,860,349
NextEra Energy Operating Partners LP (c)
3.875%, due 10/15/26	3,500,000	3,723,125
4.25%, due 7/15/24	4,030,000	4,266,561
NRG Energy, Inc.
6.625%, due 1/15/27	376,000	389,391
Pacific Gas and Electric Co.
1.75%, due 6/16/22	2,000,000	1,995,204
Vistra Operations Co. LLC (c)
3.55%, due 7/15/24	4,650,000	4,845,103
5.625%, due 2/15/27	1,500,000	1,545,480
		20,625,213
Electrical Components & Equipment 0.2%
WESCO Distribution, Inc.
7.125%, due 6/15/25 (c)	2,600,000	2,756,000
Energy-Alternate Sources 0.2%
TerraForm Power Operating LLC
4.25%, due 1/31/23 (c)	2,520,000	2,570,400
Engineering & Construction 0.1%
Artera Services LLC
9.033%, due 12/4/25 (c)	2,000,000	2,135,000
Entertainment 2.1%
Churchill Downs, Inc.
5.50%, due 4/1/27 (c)	7,625,000	7,882,344
International Game Technology plc (c)
4.125%, due 4/15/26	3,750,000	3,853,125
6.50%, due 2/15/25	3,800,000	4,218,000
Jacobs Entertainment, Inc.
7.875%, due 2/1/24 (c)	1,000,000	1,030,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Entertainment (continued)
Live Nation Entertainment, Inc. (c)
4.875%, due 11/1/24	$ 2,875,000	$ 2,907,344
6.50%, due 5/15/27	2,000,000	2,190,000
Powdr Corp.
6.00%, due 8/1/25 (c)	2,682,000	2,802,690
Vail Resorts, Inc.
6.25%, due 5/15/25 (c)	6,022,000	6,342,972
		31,226,475
Environmental Control 0.1%
Covanta Holding Corp.
5.875%, due 7/1/25	1,665,000	1,715,991
Food 0.4%
B&G Foods, Inc.
5.25%, due 4/1/25	4,300,000	4,386,000
Lamb Weston Holdings, Inc. (c)
4.625%, due 11/1/24	1,880,000	1,925,872
4.875%, due 11/1/26	205,000	210,187
		6,522,059
Food Service 0.9%
Aramark Services, Inc.
6.375%, due 5/1/25 (c)	12,185,000	12,823,372
Forest Products & Paper 0.2%
Mercer International, Inc.
5.50%, due 1/15/26	1,000,000	1,012,500
Smurfit Kappa Treasury Funding DAC
7.50%, due 11/20/25	1,631,000	1,981,665
		2,994,165
Gas 1.0%
AmeriGas Partners LP
5.625%, due 5/20/24	7,500,000	8,100,000
Rockpoint Gas Storage Canada Ltd.
7.00%, due 3/31/23 (c)	6,800,000	6,817,000
		14,917,000
Healthcare-Services 5.5%
Catalent Pharma Solutions, Inc.
5.00%, due 7/15/27 (c)	596,000	615,370
Encompass Health Corp.
5.125%, due 3/15/23	2,893,000	2,893,000
5.75%, due 9/15/25	4,335,000	4,427,119
HCA, Inc.
5.375%, due 2/1/25	13,100,000	14,573,750
	Principal Amount	Value

Healthcare-Services (continued)
HCA, Inc. (continued)
5.875%, due 5/1/23	$ 9,255,000	$ 9,891,281
5.875%, due 2/15/26	2,000,000	2,277,500
7.50%, due 12/15/23	11,610,000	13,133,813
7.58%, due 9/15/25	5,623,000	6,747,600
8.36%, due 4/15/24	10,000,000	11,537,500
IQVIA, Inc.
5.00%, due 10/15/26 (c)	2,875,000	2,953,919
ModivCare, Inc.
5.875%, due 11/15/25 (c)	6,075,000	6,378,750
Molina Healthcare, Inc.
5.375%, due 11/15/22 (h)	3,250,000	3,339,375
Tenet Healthcare Corp.
7.50%, due 4/1/25 (c)	3,500,000	3,714,375
		82,483,352
Holding Companies-Diversified 0.8%
Stena International SA
6.125%, due 2/1/25 (c)	12,220,000	12,525,500
Home Builders 0.9%
Adams Homes, Inc.
7.50%, due 2/15/25 (c)	5,165,000	5,384,513
Century Communities, Inc.
6.75%, due 6/1/27	1,000,000	1,061,800
Meritage Homes Corp.
5.125%, due 6/6/27	1,000,000	1,102,500
Picasso Finance Sub, Inc.
6.125%, due 6/15/25 (c)	4,604,000	4,845,710
STL Holding Co. LLC
7.50%, due 2/15/26 (c)	1,645,000	1,727,250
		14,121,773
Household Products & Wares 0.1%
Spectrum Brands, Inc.
5.75%, due 7/15/25	1,000,000	1,022,500
Housewares 0.3%
Newell Brands, Inc.
4.35%, due 4/1/23 (h)	2,250,000	2,343,240
4.875%, due 6/1/25	1,750,000	1,916,845
		4,260,085
Insurance 0.8%
MGIC Investment Corp.
5.75%, due 8/15/23	4,000,000	4,265,000
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
NMI Holdings, Inc.
7.375%, due 6/1/25 (c)	$ 6,485,000	$ 7,451,070
		11,716,070
Internet 1.6%
Netflix, Inc.
3.625%, due 6/15/25 (c)	1,000,000	1,063,244
5.50%, due 2/15/22	6,300,000	6,386,625
5.75%, due 3/1/24	4,980,000	5,484,225
5.875%, due 2/15/25	665,000	753,944
NortonLifeLock, Inc.
5.00%, due 4/15/25 (c)	4,555,000	4,589,163
Uber Technologies, Inc.
7.50%, due 5/15/25 (c)	4,885,000	5,207,263
		23,484,464
Investment Companies 2.7%
ARES Capital Corp.
3.875%, due 1/15/26	1,000,000	1,060,721
FS Energy and Power Fund
7.50%, due 8/15/23 (c)	22,844,000	23,757,760
Icahn Enterprises LP
4.75%, due 9/15/24	12,500,000	12,955,563
6.75%, due 2/1/24	2,950,000	2,994,250
		40,768,294
Iron & Steel 0.5%
Allegheny Ludlum LLC
6.95%, due 12/15/25	1,425,000	1,556,813
Mineral Resources Ltd.
8.125%, due 5/1/27 (c)	5,000,000	5,398,100
		6,954,913
Leisure Time 2.0%
Carlson Travel, Inc. (c)
6.75%, due 12/15/25 (g)(i)	10,000,000	4,800,000
10.50%, due 3/31/25 (h)	5,967,006	6,175,851
Carnival Corp. (c)
5.75%, due 3/1/27	4,500,000	4,578,750
7.625%, due 3/1/26	1,410,000	1,485,562
10.50%, due 2/1/26	11,000,000	12,782,000
		29,822,163
Lodging 1.8%
Boyd Gaming Corp.
8.625%, due 6/1/25 (c)	9,515,000	10,252,412
Genting New York LLC
3.30%, due 2/15/26 (c)	2,985,000	2,940,344
	Principal Amount	Value

Lodging (continued)
Hilton Domestic Operating Co., Inc.
5.375%, due 5/1/25 (c)	$ 3,150,000	$ 3,283,718
Hilton Worldwide Finance LLC
4.875%, due 4/1/27	1,000,000	1,035,000
Hyatt Hotels Corp.
5.375%, due 4/23/25	5,070,000	5,648,914
Marriott International, Inc.
3.75%, due 10/1/25	1,000,000	1,073,060
Series Z
4.15%, due 12/1/23	1,500,000	1,590,046
Series EE
5.75%, due 5/1/25	932,000	1,056,348
		26,879,842
Machinery-Diversified 0.2%
Briggs & Stratton Corp. Escrow Claim Shares
6.875%, due 12/15/20 (g)(i)(j)	3,425,000	282,563
Stevens Holding Co., Inc.
6.125%, due 10/1/26 (c)	2,500,000	2,693,750
		2,976,313
Media 3.1%
CCO Holdings LLC
5.50%, due 5/1/26 (c)	7,050,000	7,282,650
CSC Holdings LLC
5.25%, due 6/1/24	9,250,000	9,735,625
5.875%, due 9/15/22	3,250,000	3,351,562
DISH DBS Corp.
5.875%, due 7/15/22	3,550,000	3,638,750
5.875%, due 11/15/24	2,292,000	2,440,980
Meredith Corp.
6.50%, due 7/1/25	2,500,000	2,669,250
6.875%, due 2/1/26	4,060,000	4,213,874
Quebecor Media, Inc.
5.75%, due 1/15/23	6,920,000	7,283,300
Sirius XM Radio, Inc.
3.125%, due 9/1/26 (c)	3,000,000	3,003,750
Sterling Entertainment Enterprises LLC
10.25%, due 1/15/25 (d)(e)(f)(j)	3,000,000	3,000,000
Townsquare Media, Inc.
6.875%, due 2/1/26 (c)	485,000	506,825
		47,126,566
Metal Fabricate & Hardware 0.1%
Advanced Drainage Systems, Inc.
5.00%, due 9/30/27 (c)	1,000,000	1,040,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Mining 2.1%
Arconic Corp.
6.00%, due 5/15/25 (c)	$ 3,000,000	$ 3,138,750
Century Aluminum Co.
7.50%, due 4/1/28 (c)	710,000	750,825
Compass Minerals International, Inc. (c)
4.875%, due 7/15/24	12,860,000	13,390,475
6.75%, due 12/1/27	1,500,000	1,588,125
First Quantum Minerals Ltd. (c)
7.25%, due 4/1/23	3,856,000	3,926,179
7.50%, due 4/1/25	2,500,000	2,587,500
Hudbay Minerals, Inc.
4.50%, due 4/1/26 (c)	1,585,000	1,581,038
Novelis Corp.
3.25%, due 11/15/26 (c)	4,000,000	3,990,000
		30,952,892
Miscellaneous—Manufacturing 1.0%
Amsted Industries, Inc.
5.625%, due 7/1/27 (c)	1,860,000	1,934,400
FXI Holdings, Inc. (c)
7.875%, due 11/1/24	1,965,000	2,001,844
12.25%, due 11/15/26	439,000	488,401
Hillenbrand, Inc.
5.00%, due 9/15/26 (h)	6,080,000	6,802,000
5.75%, due 6/15/25	3,515,000	3,703,931
		14,930,576
Oil & Gas 7.7%
Apache Corp.
4.625%, due 11/15/25	1,950,000	2,102,080
Ascent Resources Utica Holdings LLC
9.00%, due 11/1/27 (c)	1,556,000	2,127,830
Bonanza Creek Energy, Inc.
5.00%, due 10/15/26 (c)	2,045,000	2,065,859
California Resources Corp.
7.125%, due 2/1/26 (c)	4,520,000	4,768,442
Callon Petroleum Co.
9.00%, due 4/1/25 (c)	7,170,000	7,707,750
Centennial Resource Production LLC
5.375%, due 1/15/26 (c)	5,150,000	5,124,250
Chevron USA, Inc.
3.90%, due 11/15/24	4,550,000	4,925,498
Colgate Energy Partners III LLC
7.75%, due 2/15/26 (c)	3,000,000	3,202,500
	Principal Amount	Value

Oil & Gas (continued)
Encino Acquisition Partners Holdings LLC
8.50%, due 5/1/28 (c)	$ 3,200,000	$ 3,344,000
Endeavor Energy Resources LP
6.625%, due 7/15/25 (c)	900,000	949,083
EQT Corp.
6.625%, due 2/1/25 (h)	7,850,000	8,831,250
Gulfport Energy Operating Corp.
8.00%, due 5/17/26 (c)	4,510,560	4,995,445
Gulfport Energy Operating Corp. Escrow Claim Shares (g)
6.00%, due 10/15/24	2,245,000	123,475
6.625%, due 5/1/23	4,452,000	244,860
Hess Corp.
3.50%, due 7/15/24	910,000	955,372
Hilcorp Energy I LP
5.75%, due 10/1/25 (c)	2,000,000	2,040,600
Matador Resources Co.
5.875%, due 9/15/26	4,770,000	4,925,550
Oasis Petroleum, Inc.
6.375%, due 6/1/26 (c)	2,780,000	2,939,850
Occidental Petroleum Corp.
5.50%, due 12/1/25	2,000,000	2,200,000
5.55%, due 3/15/26	1,000,000	1,103,750
5.875%, due 9/1/25	3,160,000	3,507,600
8.00%, due 7/15/25	5,000,000	5,900,000
Parkland Corp.
5.875%, due 7/15/27 (c)	1,000,000	1,056,250
PBF Holding Co. LLC
7.25%, due 6/15/25	1,825,000	1,429,057
9.25%, due 5/15/25 (c)	3,100,000	3,007,000
PDC Energy, Inc.
5.75%, due 5/15/26	1,650,000	1,697,437
6.125%, due 9/15/24	3,700,000	3,750,875
Range Resources Corp.
4.875%, due 5/15/25	1,000,000	1,042,500
5.875%, due 7/1/22	2,828,000	2,849,210
9.25%, due 2/1/26	4,343,000	4,690,440
Southwestern Energy Co.
6.45%, due 1/23/25 (h)	6,695,000	7,297,550
Talos Production, Inc.
12.00%, due 1/15/26	11,410,000	12,379,394
Transocean Guardian Ltd.
5.875%, due 1/15/24 (c)	1,138,999	1,110,525
		114,395,282
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas Services 0.8%
Nine Energy Service, Inc.
8.75%, due 11/1/23 (c)	$ 3,775,000	$ 1,944,125
TechnipFMC plc
6.50%, due 2/1/26 (c)	9,220,000	9,831,783
		11,775,908
Packaging & Containers 0.6%
Cascades, Inc.
5.125%, due 1/15/26 (c)	4,831,000	5,096,705
Sealed Air Corp.
5.25%, due 4/1/23 (c)	1,000,000	1,045,500
Silgan Holdings, Inc.
4.75%, due 3/15/25	3,360,000	3,397,800
		9,540,005
Pharmaceuticals 1.1%
Bausch Health Americas, Inc.
9.25%, due 4/1/26 (c)	1,250,000	1,328,125
Bausch Health Cos., Inc.
6.125%, due 4/15/25 (c)	7,611,000	7,751,956
Endo DAC
5.875%, due 10/15/24 (c)	4,150,000	4,025,500
PRA Health Sciences, Inc.
2.875%, due 7/15/26 (c)	3,500,000	3,521,875
		16,627,456
Pipelines 4.6%
Enable Midstream Partners LP
3.90%, due 5/15/24 (h)	1,500,000	1,580,954
EQM Midstream Partners LP
4.125%, due 12/1/26	675,000	694,406
6.00%, due 7/1/25 (c)	5,365,000	5,821,025
Genesis Energy LP
5.625%, due 6/15/24	1,875,000	1,867,969
6.25%, due 5/15/26	2,190,000	2,118,825
6.50%, due 10/1/25	3,000,000	2,957,100
Hess Midstream Operations LP
5.625%, due 2/15/26 (c)	4,829,000	5,004,051
NGL Energy Operating LLC
7.50%, due 2/1/26 (c)	2,200,000	2,230,954
NuStar Logistics LP
5.75%, due 10/1/25	1,500,000	1,605,000
PBF Logistics LP
6.875%, due 5/15/23	4,000,000	3,886,840
Plains All American Pipeline LP
Series B
6.125%, due 11/15/22 (a)(k)	18,663,000	16,843,358
	Principal Amount	Value

Pipelines (continued)
Rattler Midstream LP
5.625%, due 7/15/25 (c)	$ 760,000	$ 794,200
Rockies Express Pipeline LLC
3.60%, due 5/15/25 (c)	2,905,000	3,024,366
Ruby Pipeline LLC
8.00%, due 4/1/22 (c)(h)	8,179,788	7,607,388
Summit Midstream Holdings LLC
8.50%, due 10/15/26 (c)	3,590,000	3,608,776
TransMontaigne Partners LP
6.125%, due 2/15/26	4,470,000	4,514,700
Western Midstream Operating LP
4.00%, due 7/1/22	500,000	505,000
4.65%, due 7/1/26	4,315,000	4,660,200
		69,325,112
Real Estate 1.2%
Newmark Group, Inc.
6.125%, due 11/15/23	12,225,000	13,203,000
Realogy Group LLC
9.375%, due 4/1/27 (c)	3,750,000	4,101,562
		17,304,562
Real Estate Investment Trusts 3.2%
GLP Capital LP
5.25%, due 6/1/25	2,500,000	2,773,275
5.375%, due 11/1/23	3,110,000	3,336,688
5.375%, due 4/15/26	700,000	789,383
MGM Growth Properties Operating Partnership LP
4.625%, due 6/15/25 (c)	2,985,000	3,208,875
5.625%, due 5/1/24	19,681,000	21,350,897
MPT Operating Partnership LP
5.25%, due 8/1/26	2,500,000	2,575,000
SBA Communications Corp.
4.875%, due 9/1/24	1,450,000	1,468,125
Starwood Property Trust, Inc.
5.00%, due 12/15/21	1,064,000	1,065,330
VICI Properties LP
3.50%, due 2/15/25 (c)	10,640,000	10,826,200
		47,393,773
Retail 1.9%
CEC Entertainment LLC
6.75%, due 5/1/26 (c)	1,745,000	1,743,918
Dave & Buster's, Inc.
7.625%, due 11/1/25 (c)	2,430,000	2,609,480
KFC Holding Co.
4.75%, due 6/1/27 (c)	2,962,000	3,065,670

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
NMG Holding Co., Inc.
7.125%, due 4/1/26 (c)	$ 9,413,000	$ 9,886,474
Penske Automotive Group, Inc.
3.50%, due 9/1/25	3,075,000	3,159,562
Ultra Resources, Inc. Escrow Claim Shares
6.875%, due 4/15/22 (d)(e)(f)(g)	4,455,000	—
Yum! Brands, Inc.
3.875%, due 11/1/23	1,000,000	1,045,000
7.75%, due 4/1/25 (c)	6,600,000	7,018,770
		28,528,874
Software 1.9%
Camelot Finance SA
4.50%, due 11/1/26 (c)	8,225,000	8,543,719
CDK Global, Inc.
5.00%, due 10/15/24 (h)	3,150,000	3,491,617
Change Healthcare Holdings LLC
5.75%, due 3/1/25 (c)	1,500,000	1,511,250
Open Text Corp.
5.875%, due 6/1/26 (c)	2,500,000	2,581,250
PTC, Inc.
3.625%, due 2/15/25 (c)	9,870,000	10,030,634
Veritas US, Inc.
7.50%, due 9/1/25 (c)	1,675,000	1,735,719
		27,894,189
Telecommunications 6.9%
CommScope Technologies LLC
6.00%, due 6/15/25 (c)	1,421,000	1,406,548
Connect Finco SARL
6.75%, due 10/1/26 (c)	1,000,000	1,037,500
Hughes Satellite Systems Corp.
6.625%, due 8/1/26	2,000,000	2,267,400
Level 3 Financing, Inc.
5.375%, due 5/1/25	6,000,000	6,141,000
Lumen Technologies, Inc.
Series T
5.80%, due 3/15/22	9,200,000	9,304,696
Series W
6.75%, due 12/1/23	6,000,000	6,585,060
Sprint Communications, Inc.
9.25%, due 4/15/22	2,500,000	2,578,125
Sprint Corp.
7.875%, due 9/15/23	29,145,000	32,314,519
T-Mobile US, Inc.
2.25%, due 2/15/26	29,000,000	29,145,000
	Principal Amount	Value

Telecommunications (continued)
T-Mobile US, Inc. (continued)
4.00%, due 4/15/22	$ 6,045,000	$ 6,120,562
4.75%, due 2/1/28	5,285,000	5,575,675
5.375%, due 4/15/27	570,000	593,513
		103,069,598
Toys, Games & Hobbies 0.5%
Mattel, Inc.
3.15%, due 3/15/23	3,760,000	3,850,616
3.375%, due 4/1/26 (c)	2,269,000	2,334,188
5.875%, due 12/15/27 (c)	845,000	908,375
		7,093,179
Transportation 0.4%
Teekay Corp.
9.25%, due 11/15/22 (c)	1,935,000	1,995,469
Watco Cos. LLC
6.50%, due 6/15/27 (c)	4,000,000	4,250,000
		6,245,469
Total Corporate Bonds (Cost $1,086,436,339)		1,113,277,859
Loan Assignments 17.7%
Aerospace & Defense 1.0%
SkyMiles IP Ltd.
Initial Term Loan
4.75% (3 Month LIBOR + 3.75%), due 10/20/27 (l)	4,500,000	4,789,125
TransDigm, Inc.
Tranche Refinancing Term Loan F
2.337% (1 Month LIBOR + 2.25%), due 12/9/25 (l)	9,825,000	9,699,122
		14,488,247
Automobile 0.8%
Dealer Tire LLC
Term Loan B1
4.337% (1 Month LIBOR + 4.25%), due 1/1/38 (l)	4,126,500	4,125,468
Neenah Foundry Co.
Term Loan
TBD, due 10/1/26 (d)	2,410,000	2,385,900
Tenneco Inc.
Tranche Term Loan B
3.087% (1 Month LIBOR + 3.00%), due 10/1/25 (l)	2,939,547	2,873,407
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Automobile (continued)
Wheel Pros, Inc.
First Lien Initial Term Loan
5.25% (1 Month LIBOR + 4.50%), due 4/23/28 (l)	$ 2,200,000	$ 2,189,918
		11,574,693
Beverage, Food & Tobacco 0.6%
B&G Foods, Inc.
Tranche Term Loan B4
2.587% (1 Month LIBOR + 2.50%), due 10/10/26 (l)	3,303,333	3,308,840
United Natural Foods, Inc.
O Facility
3.587% (1 Month LIBOR + 3.50%), due 10/22/25 (l)	5,440,950	5,441,706
		8,750,546
Chemicals, Plastics & Rubber 1.5%
Innophos Holdings, Inc.
Initial Term Loan
3.837% (1 Month LIBOR + 3.75%), due 2/5/27 (l)	4,235,500	4,232,853
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
4.00% (1 Month LIBOR + 3.50%), due 5/5/28 (l)	4,987,500	4,993,734
Meredith Corp.
Tranche Term Loan B2
2.587% (1 Month LIBOR + 2.50%), due 1/31/25 (l)	2,140,080	2,136,738
PPD, Inc.
Initial Term Loan
2.50% (1 Month LIBOR + 2.00%), due 1/13/28 (l)	4,975,000	4,964,428
SCIH Salt Holdings, Inc.
First Lien Incremental Term Loan B1
4.75% (3 Month LIBOR + 4.00%), due 3/16/27 (l)	6,082,108	6,087,813
		22,415,566
Diversified/Conglomerate Service 0.3%
Change Healthcare Holdings, Inc.
Closing Date Term Loan
3.50% (1 Month LIBOR + 2.50%), due 3/1/24 (l)	4,538,084	4,532,411
	Principal Amount	Value

Electronics 1.2%
Camelot U.S. Acquisition 1 Co. (l)
Initial Term Loan
3.087% (1 Month LIBOR + 3.00%), due 10/30/26	$ 9,194,028	$ 9,151,891
Amendment No. 2 Incremental Term Loan
4.00% (1 Month LIBOR + 3.00%), due 10/30/26	2,977,500	2,981,222
WEX, Inc.
Term Loan B
2.337% (1 Month LIBOR + 2.25%), due 3/31/28 (l)	6,567,000	6,529,240
		18,662,353
Entertainment 0.2%
NAI Entertainment Holdings LLC
Tranche Term Loan B
3.50% (1 Month LIBOR + 2.50%), due 5/8/25 (l)	3,261,667	3,192,356
Finance 1.6%
AAdvantage Loyalty IP Ltd.
Initial Term Loan
5.50% (3 Month LIBOR + 4.75%), due 4/20/28 (l)	1,750,000	1,820,000
American Trailer World Corp.
First Lien Initial Term Loan
4.50% (1 Month LIBOR + 3.75%), due 3/3/28 (l)	4,788,000	4,761,666
Cimpress plc
Tranche Term Loan B1
4.00% (1 Month LIBOR + 3.50%), due 5/17/28 (l)	4,987,500	4,989,580
Mileage Plus Holdings LLC
Initial Term Loan
6.25% (3 Month LIBOR + 5.25%), due 6/19/25 (l)	2,500,000	2,660,513
Schweitzer-Mauduit International, Inc.
Term Loan B
4.50% (1 Month LIBOR + 3.75%), due 2/9/28 (l)	3,341,625	3,327,005
Truck Hero, Inc.
Initial Term Loan
4.00% (1 Month LIBOR + 3.25%), due 1/31/28 (l)	6,274,236	6,244,433
		23,803,197

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Short Duration High Yield Fund

	Principal Amount	Value
Loan Assignments (continued)
Healthcare 0.1%
Medline Borrower LP
Initial Dollar Term Loan
3.75% (1 Month LIBOR + 3.25%), due 10/23/28 (l)	$ 1,500,000	$ 1,501,508
Healthcare, Education & Childcare 2.1%
Ascend Learning LLC (l)
Initial Term Loan
4.00% (1 Month LIBOR + 3.00%), due 7/12/24	7,859,831	7,851,233
Amendment No. 2 Incremental Term Loan
4.75% (1 Month LIBOR + 3.75%), due 7/12/24	1,980,000	1,981,980
Catalent Pharma Solutions, Inc.
Dollar Term Loan B3
2.50% (1 Month LIBOR + 2.00%), due 2/22/28 (l)	2,502,748	2,503,641
LifePoint Health, Inc.
First Lien Term Loan B
3.837% (1 Month LIBOR + 3.75%), due 11/16/25 (l)	10,413,139	10,383,201
Organon & Co.
Dollar Term Loan
3.50% (3 Month LIBOR + 3.00%), due 6/2/28 (l)	8,977,500	8,992,933
		31,712,988
Hotels, Motels, Inns & Gaming 0.8%
Churchill Downs, Inc. (l)
Facility Term Loan B
2.09% (1 Month LIBOR + 2.00%), due 12/27/24	3,850,000	3,835,563
2021 Incremental Term Loan B
2.09% (1 Month LIBOR + 2.00%), due 3/17/28	2,487,500	2,471,953
Four Seasons Holdings, Inc.
First Lien 2013 Term Loan
2.087% (1 Month LIBOR + 2.00%), due 11/30/23 (l)	5,466,666	5,451,633
		11,759,149
Insurance 0.6%
USI, Inc.
2017 New Term Loan
3.132% (3 Month LIBOR + 3.00%), due 5/16/24 (l)	9,303,395	9,230,298
	Principal Amount	Value

Leisure, Amusement, Motion Pictures & Entertainment 0.2%
NASCAR Holdings LLC
Initial Term Loan
2.587% (1 Month LIBOR + 2.50%), due 10/19/26 (l)	$ 2,313,159	$ 2,305,274
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.1%
Altra Industrial Motion Corp.
Term Loan
2.087% (1 Month LIBOR + 2.00%), due 10/1/25 (l)	1,811,952	1,799,872
Manufacturing 0.9%
Adient US LLC
Term Loan B1
3.587% (1 Month LIBOR + 3.50%), due 4/8/28 (l)	9,476,250	9,474,772
Madison IAQ LLC
3.75% (3 Month LIBOR + 3.25%), due 6/21/28 (l)	3,890,250	3,882,687
		13,357,459
Media 1.7%
Block Communications, Inc.
Term Loan
2.382% (3 Month LIBOR + 2.25%), due 2/25/27 (l)	11,573,750	11,535,175
DIRECTV Financing LLC
Closing Date Term Loan
5.75% (3 Month LIBOR + 5.00%), due 8/2/27 (l)	7,800,000	7,803,252
Lamar Media Corp.
Term Loan B
1.584% (1 Month LIBOR + 1.50%), due 2/5/27 (l)	6,765,250	6,708,875
		26,047,302
Oil & Gas 0.4%
Ascent Resources Utica Holdings LLC
Second Lien Term Loan
10.00% (3 Month LIBOR + 9.00%), due 11/1/25 (l)	3,240,000	3,547,800
PetroQuest Energy LLC (b)(d)(e)
2020 Term Loan
TBD (8.50% PIK), due 9/19/26	219,477	219,477
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Loan Assignments (continued)
Oil & Gas (continued)
PetroQuest Energy LLC (b)(d)(e) (continued)
Term Loan
8.50% (8.50% PIK) (1 Month LIBOR + 7.50%), due 11/8/23 (f)(l)	$ 3,397,849	$ 2,718,279
		6,485,556
Personal & Nondurable Consumer Products 1.4%
Great Outdoors Group LLC
Term Loan B1
5.00% (3 Month LIBOR + 4.25%), due 3/6/28 (l)	16,383,731	16,434,930
Prestige Brands, Inc.
Term Loan B5
2.50% (1 Month LIBOR + 2.00%), due 7/3/28 (l)	4,000,000	3,996,248
		20,431,178
Personal, Food & Miscellaneous Services 0.5%
KFC Holding Co.
2021 Term Loan B
1.836% (1 Month LIBOR + 1.75%), due 3/15/28 (l)	2,625,000	2,621,249
WW International, Inc.
Initial Term Loan
4.00% (1 Month LIBOR + 3.50%), due 4/13/28 (l)	5,536,125	5,464,155
		8,085,404
Telecommunications 0.6%
Connect Finco SARL
Amendement No.1 Refinancing Term Loan
4.50% (1 Month LIBOR + 3.50%), due 12/11/26 (l)	8,766,500	8,765,132
Utilities 1.1%
ExGen Renewables IV LLC
Term Loan
3.50% (3 Month LIBOR + 2.50%), due 12/15/27 (l)	2,932,489	2,933,955
GenOn Energy, Inc.
Term Loan
TBD, due 4/2/22 (d)(e)	4,063,000	4,063,000
	Principal Amount	Value

Utilities (continued)
PG&E Corp.
Term Loan
3.50% (3 Month LIBOR + 3.00%), due 6/23/25 (l)	$ 9,346,338	$ 9,241,192
		16,238,147
Total Loan Assignments (Cost $263,943,706)		265,138,636
Total Long-Term Bonds (Cost $1,375,263,985)		1,406,171,282

	Shares
Common Stocks 0.9%
Electrical Equipment 0.2%
Energy Technologies, Inc. (d)(e)(f)(m)	2,021	3,688,325
Hotels, Restaurants & Leisure 0.0% ‡
Carlson Travel, Inc. (d)(f)(j)(m)	3,199	—
Independent Power and Renewable Electricity Producers 0.2%
GenOn Energy, Inc. (d)(j)	20,915	2,196,075
Oil, Gas & Consumable Fuels 0.5%
Gulfport Energy Operating Corp. (m)	74,371	6,101,397
PetroQuest Energy, Inc. (d)(e)(f)(m)	1,186,631	—
Talos Energy, Inc. (m)	91,517	1,186,975
		7,288,372
Total Common Stocks (Cost $12,219,581)		13,172,772
Preferred Stocks 0.2%
Electrical Equipment 0.2%
Energy Technologies Ltd. (d)(e)(f)(m)	4,501	3,364,498

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Short Duration High Yield Fund

	Shares	Value
Preferred Stocks (continued)
Oil, Gas & Consumable Fuels 0.0% ‡
Gulfport Energy Operating Corp., 10.00%(10.00% Cash or 15.00% PIK) (b)(d)(e)(f)(j)	9	$ 47,891
Total Preferred Stocks (Cost $4,304,472)		3,412,389
Total Investments (Cost $1,391,788,038)	95.3%	1,422,756,443
Other Assets, Less Liabilities	4.7	70,258,502
Net Assets	100.0%	$ 1,493,014,945

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(b)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2021, the total market value was $23,264,465, which represented 1.6% of the Fund’s net assets.
(e)	Illiquid security—As of October 31, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $18,682,490, which represented 1.3% of the Fund’s net assets. (Unaudited)
(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(g)	Issue in non-accrual status.
(h)	Step coupon—Rate shown was the rate in effect as of October 31, 2021.
(i)	Issue in default.
(j)	Restricted security. (See Note 5)
(k)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2021.
(l)	Floating rate—Rate shown was the rate in effect as of October 31, 2021.
(m)	Non-income producing security.

Abbreviation(s):
LIBOR—London Interbank Offered Rate
TBD—To Be Determined
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$ —	$ 27,754,787	$ —	$ 27,754,787
Corporate Bonds	—	1,108,696,839	4,581,020	1,113,277,859
Loan Assignments	—	262,420,357	2,718,279	265,138,636
Total Long-Term Bonds	—	1,398,871,983	7,299,299	1,406,171,282
Common Stocks	7,288,372	2,196,075	3,688,325	13,172,772
Preferred Stocks	—	—	3,412,389	3,412,389
Total Investments in Securities	$ 7,288,372	$ 1,401,068,058	$ 14,400,013	$ 1,422,756,443

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2021† (continued)
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of October 31, 2020	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2021
Long-Term Bonds
Corporate Bonds	$ 4,440,753	$58,943	$(1,303,311)	$1,384,635	$ —	$ —	$—	$ —	$ 4,581,020	$ 81,175
Loan Assignments	7,414,622	13,510	36,067	284,057	348,780	(5,378,757)	—	—	2,718,279	(122,886)
Common Stocks	4,582,974	—	—	2,432,251	19,500	—	—	(3,346,400)	3,688,325	2,432,251
Preferred Stocks	4,054,951	—	—	(651,562)	9,000	—	—	—	3,412,389	(651,562)
Total	$20,493,300	$72,453	$(1,267,244)	$3,449,381	$377,280	$(5,378,757)	$—	$(3,346,400)	$14,400,013	$1,738,978
As of October 31, 2021, a Common Stock with a market value of $3,346,400 transferred from Level 3 to Level 2 as the fair value obtained for this Common Stock utilized significant other observable inputs. As of October 31, 2020, the fair value obtained for this Common Stock utilized significant unobservable inputs.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Short Duration High Yield Fund

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in securities, at value (identified cost $1,391,788,038)	$1,422,756,443
Cash	58,369,398
Receivables:
Interest	17,783,963
Investment securities sold	8,442,137
Fund shares sold	3,526,387
Other assets	26,109
Total assets	1,510,904,437
Liabilities
Payables:
Investment securities purchased	13,198,079
Fund shares redeemed	2,873,418
Manager (See Note 3)	825,331
Transfer agent (See Note 3)	207,065
NYLIFE Distributors (See Note 3)	96,555
Shareholder communication	73,703
Professional fees	19,702
Custodian	3,653
Trustees	2,931
Accrued expenses	2,185
Distributions payable	586,870
Total liabilities	17,889,492
Net assets	$1,493,014,945
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 151,803
Additional paid-in-capital	1,520,107,422
1,520,259,225
Total distributable earnings (loss)	(27,244,280)
Net assets	$1,493,014,945
Class A
Net assets applicable to outstanding shares	$ 303,645,604
Shares of beneficial interest outstanding	30,879,150
Net asset value per share outstanding	$ 9.83
Maximum sales charge (3.00% of offering price)	0.30
Maximum offering price per share outstanding	$ 10.13
Investor Class
Net assets applicable to outstanding shares	$ 5,779,839
Shares of beneficial interest outstanding	587,708
Net asset value per share outstanding	$ 9.83
Maximum sales charge (2.50% of offering price)	0.25
Maximum offering price per share outstanding	$ 10.08
Class C
Net assets applicable to outstanding shares	$ 35,636,084
Shares of beneficial interest outstanding	3,624,844
Net asset value and offering price per share outstanding	$ 9.83
Class I
Net assets applicable to outstanding shares	$1,147,287,171
Shares of beneficial interest outstanding	116,643,878
Net asset value and offering price per share outstanding	$ 9.84
Class R2
Net assets applicable to outstanding shares	$ 508,422
Shares of beneficial interest outstanding	51,712
Net asset value and offering price per share outstanding	$ 9.83
Class R3
Net assets applicable to outstanding shares	$ 157,825
Shares of beneficial interest outstanding	16,049
Net asset value and offering price per share outstanding	$ 9.83

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Interest	$ 72,039,443
Dividends	885,705
Securities lending	60
Other	173,836
Total income	73,099,044
Expenses
Manager (See Note 3)	9,882,070
Transfer agent (See Note 3)	1,215,540
Distribution/Service—Class A (See Note 3)	713,304
Distribution/Service—Investor Class (See Note 3)	15,338
Distribution/Service—Class C (See Note 3)	382,658
Distribution/Service—Class R2 (See Note 3)	1,311
Distribution/Service—Class R3 (See Note 3)	753
Registration	147,092
Professional fees	117,157
Shareholder communication	95,761
Trustees	34,955
Custodian	34,633
Insurance	13,359
Shareholder service (See Note 3)	675
Miscellaneous	43,178
Total expenses	12,697,784
Net investment income (loss)	60,401,260
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	1,838,672
Net change in unrealized appreciation (depreciation) on investments	60,074,865
Net realized and unrealized gain (loss)	61,913,537
Net increase (decrease) in net assets resulting from operations	$122,314,797
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Short Duration High Yield Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 60,401,260	$ 67,061,434
Net realized gain (loss)	1,838,672	(38,702,247)
Net change in unrealized appreciation (depreciation)	60,074,865	(28,547,224)
Net increase (decrease) in net assets resulting from operations	122,314,797	(188,037)
Distributions to shareholders:
Class A	(11,650,467)	(11,620,625)
Investor Class	(245,169)	(305,824)
Class C	(1,236,855)	(1,732,272)
Class I	(51,314,390)	(56,139,473)
Class R2	(20,875)	(23,902)
Class R3	(5,564)	(5,766)
	(64,473,320)	(69,827,862)
Distributions to shareholders from return of capital:
Class A	(98,233)	—
Investor Class	(2,067)	—
Class C	(10,429)	—
Class I	(432,668)	—
Class R2	(176)	—
Class R3	(47)	—
	(543,620)	—
Total distributions to shareholders	(65,016,940)	(69,827,862)
Capital share transactions:
Net proceeds from sales of shares	606,008,870	762,341,966
Net asset value of shares issued to shareholder in reinvestment of distributions	58,664,287	62,981,555
Cost of shares redeemed	(630,696,309)	(916,343,150)
Increase (decrease) in net assets derived from capital share transactions	33,976,848	(91,019,629)
Net increase (decrease) in net assets	91,274,705	(161,035,528)
Net Assets
Beginning of year	1,401,740,240	1,562,775,768
End of year	$1,493,014,945	$1,401,740,240
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 9.45	$ 9.84	$ 9.76	$ 9.96	$ 9.90
Net investment income (loss)	0.37(a)	0.42	0.44	0.42	0.42
Net realized and unrealized gain (loss)	0.42	(0.37)	0.08	(0.21)	0.06
Total from investment operations	0.79	0.05	0.52	0.21	0.48
Less distributions:
From net investment income	(0.41)	(0.44)	(0.44)	(0.41)	(0.42)
Return of capital	(0.00)‡	—	—	—	—
Total distributions	(0.41)	(0.44)	(0.44)	(0.41)	(0.42)
Net asset value at end of year	$ 9.83	$ 9.45	$ 9.84	$ 9.76	$ 9.96
Total investment return (b)	8.40%	0.65%	5.40%	2.09%	4.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.78%	4.46%	4.48%	4.06%	4.18%
Net expenses (c)	1.01%	1.02%	1.04%	1.05%	1.04%
Expenses (before waiver/reimbursement) (c)	1.01%	1.02%	1.04%	1.07%	1.04%
Portfolio turnover rate	47%	64%	32%	62%	57%
Net assets at end of year (in 000’s)	$ 303,646	$ 252,753	$ 237,475	$ 180,140	$ 341,056

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 9.46	$ 9.84	$ 9.76	$ 9.96	$ 9.90
Net investment income (loss)	0.37(a)	0.42	0.43	0.40	0.41
Net realized and unrealized gain (loss)	0.40	(0.36)	0.08	(0.20)	0.06
Total from investment operations	0.77	0.06	0.51	0.20	0.47
Less distributions:
From net investment income	(0.40)	(0.44)	(0.43)	(0.40)	(0.41)
Return of capital	(0.00)‡	—	—	—	—
Total distributions	(0.40)	(0.44)	(0.43)	(0.40)	(0.41)
Net asset value at end of year	$ 9.83	$ 9.46	$ 9.84	$ 9.76	$ 9.96
Total investment return (b)	8.18%	0.67%	5.33%	2.05%	4.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.72%	4.38%	4.40%	4.03%	4.16%
Net expenses (c)	1.10%	1.11%	1.11%	1.09%	1.11%
Expenses (before waiver/reimbursement) (c)	1.10%	1.11%	1.11%	1.11%	1.11%
Portfolio turnover rate	47%	64%	32%	62%	57%
Net assets at end of year (in 000's)	$ 5,780	$ 6,278	$ 7,156	$ 6,193	$ 5,564

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Short Duration High Yield Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 9.45	$ 9.84	$ 9.76	$ 9.96	$ 9.90
Net investment income (loss)	0.29(a)	0.34	0.36	0.32	0.34
Net realized and unrealized gain (loss)	0.41	(0.37)	0.08	(0.19)	0.05
Total from investment operations	0.70	(0.03)	0.44	0.13	0.39
Less distributions:
From net investment income	(0.32)	(0.36)	(0.36)	(0.33)	(0.33)
Return of capital	(0.00)‡	—	—	—	—
Total distributions	(0.32)	(0.36)	(0.36)	(0.33)	(0.33)
Net asset value at end of year	$ 9.83	$ 9.45	$ 9.84	$ 9.76	$ 9.96
Total investment return (b)	7.48%	(0.19)%	4.54%	1.29%	4.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.98%	3.64%	3.65%	3.28%	3.42%
Net expenses (c)	1.85%	1.86%	1.86%	1.84%	1.86%
Expenses (before waiver/reimbursement) (c)	1.85%	1.86%	1.86%	1.86%	1.86%
Portfolio turnover rate	47%	64%	32%	62%	57%
Net assets at end of year (in 000’s)	$ 35,636	$ 40,948	$ 48,550	$ 48,415	$ 51,738

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 9.46	$ 9.84	$ 9.76	$ 9.97	$ 9.90
Net investment income (loss)	0.40(a)	0.45	0.46	0.43	0.44
Net realized and unrealized gain (loss)	0.41	(0.36)	0.08	(0.21)	0.07
Total from investment operations	0.81	0.09	0.54	0.22	0.51
Less distributions:
From net investment income	(0.43)	(0.47)	(0.46)	(0.43)	(0.44)
Return of capital	(0.00)‡	—	—	—	—
Total distributions	(0.43)	(0.47)	(0.46)	(0.43)	(0.44)
Net asset value at end of year	$ 9.84	$ 9.46	$ 9.84	$ 9.76	$ 9.97
Total investment return (b)	8.66%	1.01%	5.67%	2.26%	5.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.05%	4.72%	4.73%	4.31%	4.46%
Net expenses (c)	0.76%	0.77%	0.79%	0.80%	0.79%
Expenses (before waiver/reimbursement) (c)	0.76%	0.77%	0.79%	0.82%	0.79%
Portfolio turnover rate	47%	64%	32%	62%	57%
Net assets at end of year (in 000’s)	$ 1,147,287	$ 1,101,084	$ 1,268,856	$ 771,533	$ 626,617

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 9.45	$ 9.84	$ 9.76	$ 9.96	$ 9.90
Net investment income (loss)	0.36(a)	0.41	0.40	0.39	0.41
Net realized and unrealized gain (loss)	0.41	(0.37)	0.11	(0.20)	0.06
Total from investment operations	0.77	0.04	0.51	0.19	0.47
Less distributions:
From net investment income	(0.39)	(0.43)	(0.43)	(0.39)	(0.41)
Return of capital	(0.00)‡	—	—	—	—
Total distributions	(0.39)	(0.43)	(0.43)	(0.39)	(0.41)
Net asset value at end of year	$ 9.83	$ 9.45	$ 9.84	$ 9.76	$ 9.96
Total investment return (b)	8.29%	0.55%	5.31%	1.99%	4.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.71%	4.36%	4.34%	3.97%	4.14%
Net expenses (c)	1.11%	1.12%	1.14%	1.15%	1.14%
Expenses (before waiver/reimbursement) (c)	1.11%	1.12%	1.14%	1.17%	1.14%
Portfolio turnover rate	47%	64%	32%	62%	57%
Net assets at end of year (in 000’s)	$ 508	$ 523	$ 538	$ 63	$ 119

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 9.46	$ 9.84	$ 9.76	$ 9.97	$ 9.91
Net investment income (loss)	0.34(a)	0.40	0.39	0.37	0.38
Net realized and unrealized gain (loss)	0.40	(0.37)	0.09	(0.21)	0.06
Total from investment operations	0.74	0.03	0.48	0.16	0.44
Less distributions:
From net investment income	(0.37)	(0.41)	(0.40)	(0.37)	(0.38)
Return of capital	(0.00)‡	—	—	—	—
Total distributions	(0.37)	(0.41)	(0.40)	(0.37)	(0.38)
Net asset value at end of year	$ 9.83	$ 9.46	$ 9.84	$ 9.76	$ 9.97
Total investment return (b)	7.89%	0.41%	5.05%	1.61%	4.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.45%	4.13%	4.12%	3.72%	3.86%
Net expenses (c)	1.36%	1.36%	1.39%	1.40%	1.39%
Expenses (before waiver/reimbursement) (c)	1.36%	1.36%	1.39%	1.42%	1.39%
Portfolio turnover rate	47%	64%	32%	62%	57%
Net assets at end of year (in 000’s)	$ 158	$ 154	$ 201	$ 58	$ 55

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Short Duration High Yield Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Short Duration High Yield Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	December 17, 2012
Investor Class	December 17, 2012
Class C	December 17, 2012
Class I	December 17, 2012
Class R2	December 17, 2012
Class R3	February 29, 2016
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective April 15, 2019, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from August 1, 2017 through April 14, 2019, a CDSC of 1.00% may be imposed on certain redemptions (for investments of $500,000 which paid no initial sales charge) of such shares within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on certain redemptions of such shares made within 18 months of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. Class I, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.

29

Notes to Financial Statements (continued)
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of October 31, 2021, are shown in the Portfolio of Investments.

30	MainStay MacKay Short Duration High Yield Fund

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.
Asset Class	Fair Value at 10/31/21	Valuation Technique	Unobservable Inputs	Inputs/ Range
Corporate Bonds*	$ 1,581,020	Income Approach	Spread Adjustment	0.72%

Loan Assignments	2,718,279	Market Approach	Implied natural gas price	$2.70
			Discount Rate	10.00%

Common Stocks	3,688,325	Market Approach	EBITDA Multiple	6.50x-9.00x

Preferred Stock	3,364,498	Income Approach	Spread Adjustment	4.21%
	47,891	Market Approach	Liquidity discount	10.00%
	$11,400,013
* The table above does not include a level 3 investment that was valued by a broker. As of October 31, 2021, the value of this investment was $3,000,000. The inputs for this investment were not readily available or cannot be reasonably estimated.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of October 31, 2021, and can change at any time. Illiquid investments as of October 31, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies
31

Notes to Financial Statements (continued)
and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2021, the Fund did not hold any unfunded commitments.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A.,

32	MainStay MacKay Short Duration High Yield Fund

("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2021, the Fund did not have any portfolio securities on loan.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks.
Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(J) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
33

Notes to Financial Statements (continued)
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.65% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.05% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $9,882,070 and paid the
Subadvisor in the amount of $4,940,984. There were no waived fees and/or reimbursed expenses.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net

34	MainStay MacKay Short Duration High Yield Fund

assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2021, shareholder service fees incurred by the Fund were as follows:

Class R2	$ 524
Class R3	151
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $22,822 and $878, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended October 31, 2021, of $68,212 and $13,756, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$220,274	$—
Investor Class	10,455	—
Class C	65,224	—
Class I	919,065	—
Class R2	405	—
Class R3	117	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$5,859,398	1.9%
Class I	6,225,851	0.5
Class R2	36,124	7.1
Class R3	33,394	21.2
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,392,488,696	$46,896,817	$(16,629,070)	$30,267,747
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(56,331,964)	$(1,180,063)	$30,267,747	$(27,244,280)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative bond amortization. The other temporary differences are primarily due to interest accrual on defaulted bond and dividends payable.
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $56,331,964 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$20,864	$35,468
35

Notes to Financial Statements (continued)
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$64,473,320	$69,827,862
Return of Capital	543,620	—
Note 5–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
As of October 31, 2021, restricted securities held by the Fund were as follows:
Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	10/31/21 Value	Percent of Net Assets
Briggs & Stratton Corp. Escrow Claim Shares
Corporate Bond 6.875%, due 12/15/20	2/26/21	$ 3,425,000	$ 3,724,482	$ 282,563	0.0%‡
Carlson Travel, Inc.
Common Stock	9/4/20-2/4/21	3,199	—	—	0.0%
GenOn Energy, Inc.
Common Stock	12/14/18	20,915	2,342,005	2,196,075	0.2
Gulfport Energy Operating Corp.
Preferred Stock	8/2/21	9	9,000	47,891	0.0‡
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17	$ 3,000,000	2,975,501	3,000,000	0.2
Total			$ 9,050,988	$ 5,526,529	0.4%

‡	Less than one-tenth of a percent.

Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $2,043 for the period November 1, 2020 through November 22, 2020.
Note 7–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

36	MainStay MacKay Short Duration High Yield Fund

Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 9–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $717,498 and $678,324, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the year ended October 31, 2021, such purchases were $8,738.
Note 10–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	11,422,448	$ 112,383,723
Shares issued to shareholders in reinvestment of distributions	1,081,072	10,611,900
Shares redeemed	(8,609,366)	(84,625,893)
Net increase (decrease) in shares outstanding before conversion	3,894,154	38,369,730
Shares converted into Class A (See Note 1)	256,440	2,523,351
Shares converted from Class A (See Note 1)	(6,174)	(60,255)
Net increase (decrease)	4,144,420	$ 40,832,826
Year ended October 31, 2020:
Shares sold	13,960,236	$ 133,282,869
Shares issued to shareholders in reinvestment of distributions	1,126,550	10,638,146
Shares redeemed	(12,630,727)	(118,787,800)
Net increase (decrease) in shares outstanding before conversion	2,456,059	25,133,215
Shares converted into Class A (See Note 1)	169,440	1,618,620
Shares converted from Class A (See Note 1)	(18,596)	(170,363)
Net increase (decrease)	2,606,903	$ 26,581,472

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	125,366	$ 1,231,649
Shares issued to shareholders in reinvestment of distributions	24,316	238,519
Shares redeemed	(109,279)	(1,072,920)
Net increase (decrease) in shares outstanding before conversion	40,403	397,248
Shares converted into Investor Class (See Note 1)	26,156	256,882
Shares converted from Investor Class (See Note 1)	(142,642)	(1,401,817)
Net increase (decrease)	(76,083)	$ (747,687)
Year ended October 31, 2020:
Shares sold	202,029	$ 1,923,818
Shares issued to shareholders in reinvestment of distributions	31,380	296,387
Shares redeemed	(158,710)	(1,497,290)
Net increase (decrease) in shares outstanding before conversion	74,699	722,915
Shares converted into Investor Class (See Note 1)	14,414	131,050
Shares converted from Investor Class (See Note 1)	(152,314)	(1,454,814)
Net increase (decrease)	(63,201)	$ (600,849)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	731,242	$ 7,190,890
Shares issued to shareholders in reinvestment of distributions	110,728	1,085,653
Shares redeemed	(1,411,601)	(13,863,092)
Net increase (decrease) in shares outstanding before conversion	(569,631)	(5,586,549)
Shares converted from Class C (See Note 1)	(137,877)	(1,357,747)
Net increase (decrease)	(707,508)	$ (6,944,296)
Year ended October 31, 2020:
Shares sold	1,114,889	$ 10,742,150
Shares issued to shareholders in reinvestment of distributions	158,615	1,497,650
Shares redeemed	(1,854,606)	(17,264,735)
Net increase (decrease) in shares outstanding before conversion	(581,102)	(5,024,935)
Shares converted from Class C (See Note 1)	(21,382)	(203,996)
Net increase (decrease)	(602,484)	$ (5,228,931)

37

Notes to Financial Statements (continued)
Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	49,369,096	$ 485,164,928
Shares issued to shareholders in reinvestment of distributions	4,758,187	46,701,553
Shares redeemed	(53,916,155)	(531,045,127)
Net increase (decrease) in shares outstanding before conversion	211,128	821,354
Shares converted into Class I (See Note 1)	5,350	52,504
Net increase (decrease)	216,478	$ 873,858
Year ended October 31, 2020:
Shares sold	65,528,828	$ 616,300,499
Shares issued to shareholders in reinvestment of distributions	5,332,877	50,519,704
Shares redeemed	(83,336,097)	(778,632,650)
Net increase (decrease) in shares outstanding before conversion	(12,474,392)	(111,812,447)
Shares converted into Class I (See Note 1)	8,406	79,503
Net increase (decrease)	(12,465,986)	$(111,732,944)

Class R2	Shares	Amount
Year ended October 31, 2021:
Shares sold	558	$ 5,450
Shares issued to shareholders in reinvestment of distributions	2,146	21,051
Shares redeemed	(4,981)	(49,010)
Net increase (decrease) in shares outstanding before conversion	(2,277)	(22,509)
Shares converted from Class R2 (See Note 1)	(1,315)	(12,918)
Net increase (decrease)	(3,592)	$ (35,427)
Year ended October 31, 2020:
Shares sold	323	$ 3,200
Shares issued to shareholders in reinvestment of distributions	2,534	23,902
Shares redeemed	(2,203)	(20,833)
Net increase (decrease)	654	$ 6,269

Class R3	Shares	Amount
Year ended October 31, 2021:
Shares sold	3,265	$ 32,230
Shares issued to shareholders in reinvestment of distributions	572	5,611
Shares redeemed	(4,088)	(40,267)
Net increase (decrease)	(251)	$ (2,426)
Year ended October 31, 2020:
Shares sold	9,500	$ 89,430
Shares issued to shareholders in reinvestment of distributions	605	5,766
Shares redeemed	(14,226)	(139,842)
Net increase (decrease)	(4,121)	$ (44,646)
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

38	MainStay MacKay Short Duration High Yield Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Short Duration High Yield Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians, agent banks, and brokers or by other appropriate auditing procedures when replies from brokers and agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
39

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2021, the Fund designated approximately $1,009,514 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2021 should be multiplied by 1.55% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
40	MainStay MacKay Short Duration High Yield Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
41

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
42	MainStay MacKay Short Duration High Yield Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
43

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
44	MainStay MacKay Short Duration High Yield Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1717395MS180-21	MSSHY11-12/21
(NYLIM) NL232

MainStay MacKay Total Return Bond Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	1/2/2004	-2.73%	2.70%	2.94%	0.85%
		Excluding sales charges		1.86	3.65	3.42	0.85
Investor Class Shares[2]	Maximum 4% Initial Sales Charge	With sales charges	2/28/2008	-2.52	2.51	2.84	1.05
		Excluding sales charges		1.54	3.46	3.31	1.05
Class B Shares[3]	Maximum 5% CDSC	With sales charges	1/2/2004	-4.07	2.35	2.55	1.80
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		0.85	2.71	2.55	1.80
Class C Shares	Maximum 1% CDSC	With sales charges	1/2/2004	-0.13	2.71	2.55	1.80
	if Redeemed Within One Year of Purchase	Excluding sales charges		0.85	2.71	2.55	1.80
Class I Shares	No Sales Charge		1/2/1991	2.11	3.95	3.75	0.60
Class R1 Shares	No Sales Charge		6/29/2012	2.01	3.83	3.39	0.70
Class R2 Shares	No Sales Charge		6/29/2012	1.75	3.59	3.13	0.95
Class R3 Shares	No Sales Charge		2/29/2016	1.50	3.31	3.80	1.20
Class R6 Shares	No Sales Charge		12/29/2014	2.16	4.00	3.68	0.53
SIMPLE Class Shares	No Sales Charge		8/31/2020	1.39	N/A	0.61	1.30

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the average annual total return figures shown.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[1]	-0.48%	3.10%	3.00%
Morningstar Intermediate Core-Plus Bond Category Average[2]	1.53	3.54	3.56

1.	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Intermediate Core-Plus Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, but generally have greater flexibility than core offerings to hold non-core sectors such as corporate high yield, bank loan, emerging-markets debt, and non-U.S. currency exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Total Return Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,015.00	$4.11	$1,021.12	$4.13	0.81%
Investor Class Shares	$1,000.00	$1,013.60	$5.43	$1,019.81	$5.45	1.07%
Class B Shares	$1,000.00	$1,009.80	$9.27	$1,015.98	$9.30	1.83%
Class C Shares	$1,000.00	$1,009.80	$9.27	$1,015.98	$9.30	1.83%
Class I Shares	$1,000.00	$1,016.30	$2.85	$1,022.38	$2.85	0.56%
Class R1 Shares	$1,000.00	$1,015.80	$3.35	$1,021.88	$3.36	0.66%
Class R2 Shares	$1,000.00	$1,014.50	$4.62	$1,020.62	$4.63	0.91%
Class R3 Shares	$1,000.00	$1,013.20	$5.89	$1,019.36	$5.90	1.16%
Class R6 Shares	$1,000.00	$1,016.50	$2.69	$1,022.53	$2.70	0.53%
SIMPLE Class Shares	$1,000.00	$1,012.40	$6.70	$1,018.55	$6.72	1.32%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2021 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	U.S. Treasury Bonds, 1.75%-4.50%, due 5/15/38–8/15/51
2.	U.S. Treasury Notes, 0.375%-1.375%, due 10/31/23–8/15/31
3.	FNMA, 2.00%-4.439%, due 4/25/29–3/25/51
4.	Bank of America Corp., 2.087%-6.30%, due 1/28/25–10/20/32
5.	UMBS, 30 Year, 2.00%-6.50%, due 7/1/39–11/1/51
6.	U.S. Treasury Inflation Linked Notes, 0.125%-0.875%, due 1/15/29–7/15/30
7.	GNMA, 1.00%-3.00%, due 8/20/50–8/20/51
8.	JPMorgan Chase & Co., 2.182%-5.50%, due 2/1/25–10/15/40
9.	FHLMC, 1.50%-3.50%, due 8/25/38–12/25/50
10.	Morgan Stanley, 2.484%-5.00%, due 11/24/25–9/16/36

8	MainStay MacKay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Total Return Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay MacKay Total Return Bond Fund returned 2.11%, outperforming the −0.48% return of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”). Over the same period, Class I shares outperformed the 1.53% return of the Morningstar Intermediate Core-Plus Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Overall risk continued to rally throughout the reporting period. This trend was accentuated by the approval of multiple vaccines in the fourth quarter of 2020, along with the global acceleration of actual vaccinations in the first quarter of 2021. Additionally, the fiscal packages that were passed by the U.S. Congress helped to propel risk assets. Lastly, the U.S. Federal Reserve’s monetary policy remained accommodative. These factors were catalysts that led to risk assets out-performing, especially in the first quarter of 2021 when credit spreads2 narrowed as risk assets rallied, despite a volatile environment that saw long-term Treasury rates rise faster than short-term rates.
The Fund outperformed the Index during the reporting period due, in part, to the Fund’s underweight allocations to U.S. Treasury securities and agency mortgages. These underweight positions allowed the Fund to hold overweight exposure to spread product—specifically, investment-grade and high-yield corporate bonds—in which overweight positions and positive security selection aided relative performance. Furthermore, the Fund’s underweight exposure to credits rated AAA3 boosted relative returns. Conversely, an overweight allocation to collateralized mortgage obligations detracted from relative results.
What was the Fund’s duration4 strategy during the reporting period?
At the beginning of the reporting period, the Fund maintained modestly long duration versus the Index. Toward the middle of the reporting period, the team initially extended the duration profile, then began reducing it, but still maintained a modest long position to offset the spread risk relative to Index. As of the end of the reporting period, the Fund’s effective duration was 6.46 years versus 6.35 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, as stated above, the Fund’s overweight exposure to corporate bonds, both investment grade and high yield, made positive contributions to relative performance. (Contributions take weightings and total returns into account.) Within the Fund’s corporate exposure, security selection among consumer cyclical and transportation holdings aided these results, while a small overweight position in auto-backed bonds and security selection among real estate investment trusts were slight detractors.
What were some of the Fund’s largest purchases and sales during the reporting period?
A robust primary calendar for corporate credit offered several opportunities to introduce new names into the Fund in midstream, financials and consumer non-cyclical industries. In addition, we trimmed the Fund’s exposure to higher-quality credits with limited total return potential as spreads narrowed.
In emerging markets, we reduced the Fund’s exposure to Chinese technology companies, as well as to an oil company rumored to be delisted from U.S. stock exchanges. Through the primary market, the Fund added a new issue from a Mexican petrochemical company at favorable terms, as well as a new Brazilian credit in the consumer non-cyclical sector with what we believe to be a strong global presence and solid fundamentals.
Among commercial mortgage-backed securities (“CMBS”), the Fund took advantage of rich valuations by selling holdings of AAA-rated conduit bonds at levels tighter than pre-pandemic. Instead, the Fund added more opportunistic single-asset deals, such as securitizations backed by Las Vegas properties. Other purchases in the CMBS primary market included securitizations backed by multifamily housing, an office building in Seattle and industrial properties spread throughout the country. In the secondary market, the Fund purchased seasoned subordinate bonds at attractive yields with, in our judgement, sufficient credit enhancement to withstand stresses in the market.
Among non-agency residential mortgage-backed securities, given strong underlying housing fundamentals, the Fund participated in a credit risk transfer deal brought by Freddie Mac, with underlying collateral characteristics that we consider the strongest ever for

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

the program, given the high FICO credit-risk scores of the borrowers.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund maintained its risk-positive positioning, keeping broader exposures fairly consistent. Changes included modest additions to CMBS exposure and agency commercial mortgage obligations, as well as increased exposure to the high-yield sector. While the Fund also added to its agency mortgage market holdings, exposure remained underweight relative to the Index. During the same period, the Fund trimmed a small amount of its investment-grade credit holdings. The most significant activity during the reporting period occurred in sectors where the Fund took advantage of opportunities in the new-issue markets, rotating out of rich secondary positions in favor of cheaper new issues.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2021, relative to the Index, the Fund held overweight exposure to high-yield and investment-grade corporate bonds, along with securitized assets. As of the same date, the Fund held underweight exposure to U.S. Treasury securities and agency mortgages.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Total Return Bond Fund

Portfolio of Investments October 31, 2021†
	Principal Amount	Value
Long-Term Bonds 97.4%
Asset-Backed Securities 9.0%
Automobile Asset-Backed Securities 2.9%
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2021-1A, Class A
1.38%, due 8/20/27	$ 3,820,000	$ 3,775,876
Series 2020-2A, Class A
2.02%, due 2/20/27	1,435,000	1,457,994
Series 2020-1A, Class A
2.33%, due 8/20/26	1,540,000	1,585,270
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	2,370,000	2,343,475
Series 2020-2, Class C
2.28%, due 8/17/26	1,800,000	1,830,841
Flagship Credit Auto Trust (a)
Series 2021-2, Class C
1.27%, due 6/15/27	2,000,000	1,982,917
Series 2020-4, Class C
1.28%, due 2/16/27	2,110,000	2,111,100
Series 2019-2, Class E
4.52%, due 12/15/26	1,910,000	1,990,213
Ford Credit Floorplan Master Owner Trust
Series 2018-4, Class A
4.06%, due 11/15/30	835,000	939,628
GLS Auto Receivables Issuer Trust
Series 2021-3A, Class C
1.11%, due 9/15/26 (a)	2,700,000	2,676,522
GLS Auto Receivables Trust (a)
Series 2021-2A, Class C
1.08%, due 6/15/26	2,055,000	2,045,204
Series 2021-2A, Class D
1.42%, due 4/15/27	1,715,000	1,695,268
GM Financial Automobile Leasing Trust
Series 2020-2, Class B
1.56%, due 7/22/24	1,780,000	1,799,900
Hertz Vehicle Financing III LP (a)
Series 2021-2A, Class A
1.68%, due 12/27/27	3,350,000	3,328,149
Series 2021-2A, Class B
2.12%, due 12/27/27	860,000	856,588
Hertz Vehicle Financing LLC
Series 2021-1A, Class B
1.56%, due 12/26/25 (a)	1,995,000	1,990,457
JPMorgan Chase Bank NA
Series 2020-1, Class B
0.991%, due 1/25/28 (a)	434,603	435,401
	Principal Amount	Value

Automobile Asset-Backed Securities (continued)
Santander Drive Auto Receivables Trust
Series 2020-2, Class C
1.46%, due 9/15/25	$ 2,340,000	$ 2,355,694
Series 2020-4, Class D
1.48%, due 1/15/27	4,940,000	4,979,369
		40,179,866
Home Equity Asset-Backed Security 0.3%
Carrington Mortgage Loan Trust
Series 2007-HE1, Class A3
0.279% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	4,138,191	4,099,785
Other Asset-Backed Securities 5.8%
American Airlines Pass-Through Trust
Series 2019-1, Class AA
3.15%, due 2/15/32	2,062,518	2,114,768
Series 2016-2, Class A
3.65%, due 6/15/28	2,612,840	2,563,524
Series 2019-1, Class B
3.85%, due 2/15/28	1,819,020	1,732,878
Series 2013-2, Class A
4.95%, due 1/15/23	3,112,004	3,172,970
British Airways Pass-Through Trust
Series 2021-1, Class A
2.90%, due 3/15/35 (a)	3,100,000	3,128,110
CF Hippolyta LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	2,148,213	2,126,885
Series 2020-1, Class A1
1.69%, due 7/15/60	2,029,707	2,029,652
Series 2021-1A, Class B1
1.98%, due 3/15/61	1,777,158	1,766,487
Series 2020-1, Class A2
1.99%, due 7/15/60	1,992,401	1,979,456
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	32,796	35,668
DB Master Finance LLC
Series 2021-1A, Class A23
2.791%, due 11/20/51 (a)	2,840,000	2,852,044
FirstKey Homes Trust (a)
Series 2021-SFR1, Class A
1.538%, due 8/17/38	949,714	934,974
Series 2021-SFR1, Class B
1.788%, due 8/17/38	2,880,000	2,860,174
JetBlue Pass-Through Trust
Series 2019-1, Class AA
2.75%, due 5/15/32	2,446,188	2,513,457

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
MVW LLC
Series 2021-1WA, Class A
1.14%, due 1/22/41 (a)	$ 2,441,613	$ 2,422,635
Navient Private Education Refi Loan Trust (a)
Series 2020-DA, Class A
1.69%, due 5/15/69	774,166	780,103
Series 2021-EA, Class B
2.03%, due 12/16/69	4,225,000	4,127,342
Series 2020-HA, Class B
2.78%, due 1/15/69	2,580,000	2,642,481
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	2,500,000	2,459,133
Series 2021-1, Class B1
2.41%, due 10/20/61	2,410,000	2,399,232
New Residential Advance Receivables Trust
Series 2020-APT1, Class AT1
1.035%, due 12/16/52 (a)	3,055,000	3,050,841
Progress Residential (a)
Series 2021-SFR1, Class A
1.052%, due 4/17/38	3,005,000	2,926,802
Series 2021-SFR1, Class B
1.303%, due 4/17/38	1,750,000	1,700,405
Series 2021-SFR3, Class A
1.637%, due 5/17/26	1,995,308	1,981,018
Series 2021-SFR4, Class B
1.808%, due 5/17/38	2,970,000	2,938,678
Progress Residential Trust (a)
Series 2021-SFR2, Class A
1.546%, due 4/19/38	1,625,000	1,611,349
Series 2021-SFR2, Class B
1.796%, due 4/19/38	6,560,000	6,491,154
SBA Tower Trust
1.631%, due 11/15/26 (a)	6,350,000	6,262,503
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A
1.33%, due 7/20/37 (a)	1,257,590	1,250,495
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	3,200,000	3,210,701
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	2,992,633	3,348,065
		79,413,984
Total Asset-Backed Securities (Cost $123,089,403)		123,693,635
	Principal Amount	Value
Corporate Bonds 48.1%
Aerospace & Defense 0.5%
BAE Systems plc
3.00%, due 9/15/50 (a)	$ 1,580,000	$ 1,568,070
Howmet Aerospace, Inc.
3.00%, due 1/15/29	3,020,000	2,974,700
L3Harris Technologies, Inc.
5.054%, due 4/27/45	1,215,000	1,617,023
		6,159,793
Agriculture 0.5%
Altria Group, Inc.
2.45%, due 2/4/32	3,075,000	2,918,078
4.80%, due 2/14/29	470,000	535,396
BAT Capital Corp.
3.734%, due 9/25/40	2,990,000	2,907,119
		6,360,593
Airlines 1.1%
American Airlines, Inc. (a)
5.50%, due 4/20/26	2,405,000	2,522,845
5.75%, due 4/20/29	1,430,000	1,539,037
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	1,850,000	1,974,072
4.75%, due 10/20/28	1,470,000	1,632,334
7.00%, due 5/1/25	3,565,000	4,160,180
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	2,995,000	3,259,638
		15,088,106
Auto Manufacturers 2.3%
Ford Motor Co.
8.50%, due 4/21/23	3,330,000	3,651,345
9.00%, due 4/22/25	3,300,000	3,968,250
Ford Motor Credit Co. LLC
3.35%, due 11/1/22	1,280,000	1,299,456
4.063%, due 11/1/24	3,630,000	3,806,781
4.25%, due 9/20/22	1,015,000	1,038,152
General Motors Co.
6.125%, due 10/1/25	2,915,000	3,383,179
General Motors Financial Co., Inc.
2.70%, due 6/10/31	4,415,000	4,363,784
Nissan Motor Acceptance Co. LLC (a)
1.125%, due 9/16/24	2,900,000	2,877,067
1.85%, due 9/16/26	4,845,000	4,728,481
Volkswagen Group of America Finance LLC
1.25%, due 11/24/25 (a)	2,100,000	2,067,137
		31,183,632

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks 11.6%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.375%, due 4/17/25 (a)	$ 434,000	$ 479,570
Bank of America Corp.
2.087%, due 6/14/29 (c)	2,865,000	2,832,978
2.496%, due 2/13/31 (c)	3,850,000	3,866,018
2.572%, due 10/20/32 (c)	1,805,000	1,808,657
3.248%, due 10/21/27	5,450,000	5,811,453
3.419%, due 12/20/28 (c)	468,000	500,404
3.593%, due 7/21/28 (c)	2,300,000	2,489,364
3.705%, due 4/24/28 (c)	2,120,000	2,296,796
4.25%, due 10/22/26	2,580,000	2,855,876
Series MM
4.30%, due 1/28/25 (c)(d)	4,195,000	4,247,438
Series DD
6.30%, due 3/10/26 (c)(d)	1,500,000	1,733,250
Barclays plc
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28 (b)(d)	3,730,000	3,669,574
4.61%, due 2/15/23 (c)	1,205,000	1,218,843
BNP Paribas SA (a)
3.052%, due 1/13/31 (c)	5,020,000	5,220,518
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(d)	3,205,000	3,221,025
BPCE SA
2.045%, due 10/19/27 (a)(c)	1,915,000	1,907,429
Citigroup, Inc.
3.887%, due 1/10/28 (c)	3,489,000	3,799,929
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(d)	3,050,000	3,060,675
5.30%, due 5/6/44	3,464,000	4,578,123
Credit Suisse Group AG (a)(c)
2.593%, due 9/11/25	3,550,000	3,650,486
3.091%, due 5/14/32	3,440,000	3,502,476
Deutsche Bank AG
3.035%, due 5/28/32 (c)	890,000	899,422
First Horizon Bank
5.75%, due 5/1/30	2,671,000	3,231,795
First Horizon Corp.
4.00%, due 5/26/25	3,860,000	4,168,758
Goldman Sachs Group, Inc. (The)
1.431%, due 3/9/27 (c)	2,110,000	2,077,547
	Principal Amount	Value

Banks (continued)
Goldman Sachs Group, Inc. (The) (continued)
1.948%, due 10/21/27 (c)	$ 2,170,000	$ 2,172,105
1.992%, due 1/27/32 (c)	2,430,000	2,328,194
2.615%, due 4/22/32 (c)	1,680,000	1,686,907
2.908%, due 7/21/42 (c)	805,000	803,130
6.75%, due 10/1/37	2,300,000	3,274,017
HSBC Holdings plc
3.973%, due 5/22/30 (c)	1,830,000	2,001,486
JPMorgan Chase & Co.
2.182%, due 6/1/28 (c)	2,920,000	2,937,762
2.956%, due 5/13/31 (c)	3,015,000	3,112,517
3.782%, due 2/1/28 (c)	2,600,000	2,833,857
4.005%, due 4/23/29 (c)	4,000,000	4,440,712
Series HH
4.60%, due 2/1/25 (c)(d)	5,202,000	5,320,952
5.50%, due 10/15/40	1,805,000	2,454,792
Lloyds Banking Group plc
4.582%, due 12/10/25	6,743,000	7,455,454
Macquarie Group Ltd.
2.871%, due 1/14/33 (a)(c)	2,945,000	2,927,693
Morgan Stanley
2.484%, due 9/16/36 (c)	2,550,000	2,477,564
2.511%, due 10/20/32 (c)	1,290,000	1,286,867
3.591%, due 7/22/28 (c)	5,265,000	5,692,506
5.00%, due 11/24/25	4,535,000	5,107,520
NatWest Group plc
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (b)	3,880,000	4,065,841
PNC Financial Services Group, Inc. (The)
2.55%, due 1/22/30	1,540,000	1,590,367
Societe Generale SA (a)(b)(d)
4.75% (5 Year Treasury Constant Maturity Rate + 3.93%), due 5/26/26	1,585,000	1,623,595
5.375% (5 Year Treasury Constant Maturity Rate + 4.51%), due 11/18/30	4,740,000	5,036,250
Standard Chartered plc (a)(b)
2.678% (1 Year Treasury Constant Maturity Rate + 1.20%), due 6/29/32	1,180,000	1,155,801
4.75% (5 Year Treasury Constant Maturity Rate + 3.81%), due 1/14/31 (d)(e)	2,220,000	2,181,150
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
SVB Financial Group (b)(d)
Series C
4.00% (5 Year Treasury Constant Maturity Rate + 3.20%), due 5/15/26	$ 4,015,000	$ 4,025,038
4.10% (10 Year Treasury Constant Maturity Rate + 3.06%), due 2/15/31	760,000	745,058
UBS Group AG
4.375% (5 Year Treasury Constant Maturity Rate + 3.31%), due 2/10/31 (a)(b)(d)	4,295,000	4,266,009
Wachovia Corp.
5.50%, due 8/1/35	1,220,000	1,573,554
Wells Fargo Bank NA
5.85%, due 2/1/37	555,000	751,518
		158,456,620
Beverages 0.7%
Anheuser-Busch InBev Worldwide, Inc.
4.75%, due 1/23/29	4,695,000	5,512,379
Constellation Brands, Inc.
4.50%, due 5/9/47	2,740,000	3,328,878
		8,841,257
Biotechnology 0.3%
Biogen, Inc.
3.15%, due 5/1/50	4,315,000	4,238,116
Building Materials 0.4%
Carrier Global Corp.
2.242%, due 2/15/25	4,130,000	4,239,889
Cemex SAB de CV
7.375%, due 6/5/27 (a)	1,080,000	1,194,083
		5,433,972
Chemicals 1.0%
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (a)	2,830,000	2,890,166
Huntsman International LLC
4.50%, due 5/1/29	4,289,000	4,818,188
International Flavors & Fragrances, Inc.
2.30%, due 11/1/30 (a)	3,715,000	3,663,582
	Principal Amount	Value

Chemicals (continued)
Orbia Advance Corp. SAB de CV
4.00%, due 10/4/27 (a)	$ 2,400,000	$ 2,592,024
		13,963,960
Commercial Services 1.3%
Allied Universal Holdco LLC
6.625%, due 7/15/26 (a)	2,570,000	2,700,119
Ashtead Capital, Inc.
4.00%, due 5/1/28 (a)	1,435,000	1,513,984
California Institute of Technology
3.65%, due 9/1/19	2,379,000	2,761,230
IHS Markit Ltd.
4.25%, due 5/1/29	5,055,000	5,756,196
Sodexo, Inc.
2.718%, due 4/16/31 (a)	4,590,000	4,688,691
		17,420,220
Computers 1.2%
Dell International LLC
4.90%, due 10/1/26	6,467,000	7,368,863
5.30%, due 10/1/29	1,275,000	1,533,634
8.10%, due 7/15/36	1,750,000	2,651,284
NCR Corp. (a)
5.00%, due 10/1/28	3,298,000	3,339,225
6.125%, due 9/1/29	1,535,000	1,649,182
		16,542,188
Diversified Financial Services 2.9%
AerCap Ireland Capital DAC
2.45%, due 10/29/26	2,300,000	2,321,595
Air Lease Corp.
4.25%, due 9/15/24	6,445,000	6,944,816
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(d)	2,665,000	2,731,625
Ally Financial, Inc.
3.875%, due 5/21/24	2,695,000	2,873,139
8.00%, due 11/1/31	6,085,000	8,712,647
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	2,210,000	2,181,409
Avolon Holdings Funding Ltd. (a)
2.125%, due 2/21/26	3,445,000	3,406,792
3.25%, due 2/15/27	2,895,000	2,971,451
Banco BTG Pactual SA
2.75%, due 1/11/26 (a)	4,815,000	4,622,448

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
OneMain Finance Corp.
3.50%, due 1/15/27	$ 1,900,000	$ 1,857,250
3.875%, due 9/15/28	1,670,000	1,628,250
		40,251,422
Electric 1.5%
Arizona Public Service Co.
2.20%, due 12/15/31	2,930,000	2,868,880
3.35%, due 5/15/50	2,700,000	2,843,278
Connecticut Light and Power Co. (The)
4.00%, due 4/1/48	1,805,000	2,208,539
Duke Energy Progress LLC
3.45%, due 3/15/29	3,695,000	4,044,397
Duquesne Light Holdings, Inc.
3.616%, due 8/1/27 (a)	1,645,000	1,754,920
Ohio Power Co.
Series R
2.90%, due 10/1/51	1,495,000	1,488,474
Pacific Gas and Electric Co.
3.50%, due 8/1/50	3,715,000	3,531,017
Southern California Edison Co.
4.00%, due 4/1/47	2,055,000	2,284,647
		21,024,152
Environmental Control 0.3%
Stericycle, Inc.
3.875%, due 1/15/29 (a)	490,000	482,650
Waste Connections, Inc.
2.20%, due 1/15/32	1,640,000	1,609,872
3.50%, due 5/1/29	1,880,000	2,047,995
		4,140,517
Food 1.6%
JBS USA Food Co.
7.00%, due 1/15/26 (a)	900,000	936,000
Kraft Heinz Foods Co.
3.875%, due 5/15/27	1,362,000	1,475,904
5.00%, due 7/15/35	1,689,000	2,076,737
MARB BondCo plc
3.95%, due 1/29/31 (a)	2,530,000	2,406,435
Performance Food Group, Inc. (a)
4.25%, due 8/1/29	995,000	995,000
5.50%, due 10/15/27	4,395,000	4,581,787
Smithfield Foods, Inc. (a)
4.25%, due 2/1/27	1,980,000	2,147,444
5.20%, due 4/1/29	960,000	1,103,300
Sysco Corp.
3.30%, due 2/15/50	1,745,000	1,820,314
	Principal Amount	Value

Food (continued)
Tyson Foods, Inc.
5.15%, due 8/15/44	$ 3,000,000	$ 3,941,732
		21,484,653
Gas 0.5%
Atmos Energy Corp.
4.30%, due 10/1/48	1,085,000	1,326,523
National Fuel Gas Co.
2.95%, due 3/1/31	1,820,000	1,840,484
NiSource, Inc.
3.49%, due 5/15/27	2,935,000	3,174,124
		6,341,131
Healthcare-Services 0.5%
Health Care Service Corp. A Mutual Legal Reserve Co.
3.20%, due 6/1/50 (a)	3,725,000	3,926,475
NYU Langone Hospitals
Series 2020
3.38%, due 7/1/55	2,305,000	2,447,528
		6,374,003
Home Builders 0.6%
Lennar Corp.
4.75%, due 11/29/27	1,546,000	1,757,261
Thor Industries, Inc.
4.00%, due 10/15/29 (a)	1,390,000	1,376,517
Toll Brothers Finance Corp.
3.80%, due 11/1/29 (e)	2,233,000	2,392,101
4.35%, due 2/15/28	1,364,000	1,488,465
TRI Pointe Group, Inc.
5.875%, due 6/15/24	1,320,000	1,462,230
		8,476,574
Housewares 0.1%
Newell Brands, Inc.
4.875%, due 6/1/25	840,000	920,086
Insurance 2.4%
Athene Global Funding
2.50%, due 3/24/28 (a)	4,600,000	4,655,780
Equitable Holdings, Inc.
4.35%, due 4/20/28	5,025,000	5,687,835
Liberty Mutual Group, Inc.
3.951%, due 10/15/50 (a)	3,675,000	4,162,097
Markel Corp.
3.625%, due 3/30/23 (e)	2,515,000	2,612,468
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Nippon Life Insurance Co.
3.40% (5 Year Treasury Constant Maturity Rate + 2.61%), due 1/23/50 (a)(b)	$ 3,065,000	$ 3,141,625
Peachtree Corners Funding Trust
3.976%, due 2/15/25 (a)	1,780,000	1,909,753
Reliance Standard Life Global Funding II
2.50%, due 10/30/24 (a)	3,950,000	4,088,290
Willis North America, Inc.
2.95%, due 9/15/29	3,915,000	4,042,747
3.875%, due 9/15/49	2,620,000	2,908,310
		33,208,905
Internet 0.8%
Cablevision Lightpath LLC
3.875%, due 9/15/27 (a)	3,470,000	3,378,739
Expedia Group, Inc.
3.25%, due 2/15/30	4,965,000	5,104,522
3.60%, due 12/15/23	1,780,000	1,872,254
6.25%, due 5/1/25 (a)	321,000	366,613
Match Group Holdings II LLC
4.125%, due 8/1/30 (a)	263,000	270,561
		10,992,689
Iron & Steel 0.3%
Vale Overseas Ltd.
6.25%, due 8/10/26	2,290,000	2,655,850
6.875%, due 11/21/36	1,094,000	1,430,438
		4,086,288
Lodging 0.8%
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	2,640,000	2,818,147
5.75%, due 5/1/28 (a)	1,135,000	1,218,706
Las Vegas Sands Corp.
3.20%, due 8/8/24	2,205,000	2,254,542
MGM Resorts International
6.00%, due 3/15/23	5,000,000	5,276,100
		11,567,495
Media 0.9%
Comcast Corp.
2.937%, due 11/1/56 (a)	4,305,000	4,150,917
3.70%, due 4/15/24	4,900	5,226
3.75%, due 4/1/40	2,565,000	2,873,753
3.95%, due 10/15/25	6,600	7,252
	Principal Amount	Value

Media (continued)
Grupo Televisa SAB
5.25%, due 5/24/49	$ 1,890,000	$ 2,456,760
Sirius XM Radio, Inc.
4.125%, due 7/1/30 (a)	3,235,000	3,220,572
		12,714,480
Mining 0.3%
Glencore Funding LLC
1.625%, due 9/1/25 (a)	4,610,000	4,581,042
Miscellaneous—Manufacturing 0.4%
Textron Financial Corp.
1.86% (3 Month LIBOR + 1.74%), due 2/15/42 (a)(b)	5,685,000	5,002,800
Oil & Gas 1.5%
Gazprom PJSC Via Gaz Capital SA (a)
4.95%, due 3/23/27	358,000	393,584
4.95%, due 2/6/28	2,531,000	2,782,328
Marathon Petroleum Corp.
4.70%, due 5/1/25	2,445,000	2,701,364
6.50%, due 3/1/41	2,665,000	3,703,682
Occidental Petroleum Corp.
3.50%, due 8/15/29	1,605,000	1,629,075
4.30%, due 8/15/39	841,000	845,205
Petrobras Global Finance BV
5.50%, due 6/10/51 (e)	2,100,000	1,843,317
Valero Energy Corp.
4.00%, due 4/1/29	2,270,000	2,490,742
6.625%, due 6/15/37	2,690,000	3,675,546
		20,064,843
Packaging & Containers 0.3%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	282,000	295,395
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	3,800,000	4,061,250
		4,356,645
Pharmaceuticals 1.3%
AbbVie, Inc.
4.05%, due 11/21/39	4,385,000	5,038,049
Becton Dickinson and Co.
4.669%, due 6/6/47	3,575,000	4,544,458
CVS Health Corp.
4.78%, due 3/25/38	750,000	917,627
5.05%, due 3/25/48	2,275,000	2,990,998

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26	$ 4,688,000	$ 4,418,440
		17,909,572
Pipelines 2.2%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39 (a)	2,305,000	2,252,440
Energy Transfer LP
4.95%, due 6/15/28	1,507,000	1,721,005
5.35%, due 5/15/45	1,560,000	1,844,666
Enterprise Products Operating LLC
3.95%, due 1/31/60	2,200,000	2,411,822
4.20%, due 1/31/50	630,000	721,110
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	3,525,000	3,567,427
Hess Midstream Operations LP
5.625%, due 2/15/26 (a)	726,000	752,318
MPLX LP
4.875%, due 6/1/25	5,305,000	5,857,799
Sabine Pass Liquefaction LLC
5.625%, due 3/1/25	800,000	898,270
5.875%, due 6/30/26	3,426,000	3,976,308
Western Midstream Operating LP
6.50%, due 2/1/50 (f)	2,485,000	2,974,495
Williams Cos., Inc. (The)
3.50%, due 10/15/51	2,800,000	2,865,737
		29,843,397
Real Estate Investment Trusts 1.6%
Alexandria Real Estate Equities, Inc.
3.375%, due 8/15/31	2,090,000	2,259,020
American Tower Corp.
3.375%, due 5/15/24	4,000,000	4,220,966
Boston Properties LP
3.20%, due 1/15/25	4,050,000	4,269,656
CyrusOne LP
3.45%, due 11/15/29	2,430,000	2,550,139
Equinix, Inc.
1.80%, due 7/15/27	1,335,000	1,326,104
Invitation Homes Operating Partnership LP
2.00%, due 8/15/31	2,480,000	2,353,256
Iron Mountain, Inc. (a)
4.875%, due 9/15/29	480,000	495,888
5.25%, due 7/15/30	2,720,000	2,840,251
	Principal Amount	Value

Real Estate Investment Trusts (continued)
Office Properties Income Trust
2.40%, due 2/1/27	$ 2,025,000	$ 1,974,357
		22,289,637
Retail 2.3%
AutoNation, Inc.
4.75%, due 6/1/30	6,765,000	7,858,519
Darden Restaurants, Inc.
3.85%, due 5/1/27	5,980,000	6,500,717
Macy's Retail Holdings LLC
5.875%, due 4/1/29 (a)(e)	2,640,000	2,813,409
Nordstrom, Inc. (e)
4.00%, due 3/15/27	1,218,000	1,251,495
4.25%, due 8/1/31	3,570,000	3,568,751
QVC, Inc.
4.375%, due 9/1/28	4,010,000	4,100,225
Starbucks Corp.
4.45%, due 8/15/49	2,300,000	2,863,887
Victoria's Secret & Co.
4.625%, due 7/15/29 (a)	2,970,000	2,983,068
		31,940,071
Semiconductors 0.4%
Broadcom, Inc.
3.15%, due 11/15/25	622,000	656,779
3.419%, due 4/15/33 (a)	2,048,000	2,114,590
3.50%, due 2/15/41 (a)	1,425,000	1,413,600
NXP BV
3.40%, due 5/1/30 (a)	1,775,000	1,907,571
		6,092,540
Software 0.1%
MSCI, Inc.
3.25%, due 8/15/33 (a)	785,000	788,038
Oracle Corp.
3.65%, due 3/25/41	990,000	1,037,127
		1,825,165
Telecommunications 3.6%
Altice France SA
5.125%, due 7/15/29 (a)	3,440,000	3,350,319
AT&T, Inc.
2.55%, due 12/1/33	6,467,000	6,280,544
3.85%, due 6/1/60	2,097,000	2,214,120
4.35%, due 3/1/29	1,040,000	1,180,810
CommScope Technologies LLC
5.00%, due 3/15/27 (a)	1,745,000	1,619,080
CommScope, Inc.
7.125%, due 7/1/28 (a)	1,930,000	1,903,463
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Level 3 Financing, Inc.
3.40%, due 3/1/27 (a)	$ 4,555,000	$ 4,748,542
Sprint Spectrum Co. LLC
4.738%, due 3/20/25 (a)	5,464,375	5,764,916
T-Mobile US, Inc.
2.625%, due 2/15/29	3,940,000	3,905,525
3.50%, due 4/15/31 (a)	1,705,000	1,764,505
VEON Holdings BV
4.95%, due 6/16/24 (a)	3,950,000	4,192,056
Verizon Communications, Inc.
3.40%, due 3/22/41	1,340,000	1,405,660
4.00%, due 3/22/50	2,870,000	3,290,975
4.016%, due 12/3/29	2,955,000	3,311,631
Vodafone Group plc
4.25%, due 9/17/50	3,835,000	4,495,329
		49,427,475
Total Corporate Bonds (Cost $626,651,713)		658,604,039
Foreign Government Bonds 3.2%
Brazil 0.7%
Brazil Government Bond
3.75%, due 9/12/31	3,735,000	3,408,188
Federative Republic of Brazil
4.625%, due 1/13/28	6,189,000	6,349,728
		9,757,916
Chile 0.7%
Chile Government Bond
2.55%, due 7/27/33	3,950,000	3,812,975
Corp. Nacional del Cobre de Chile
3.00%, due 9/30/29 (a)	2,435,000	2,465,294
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	3,515,000	3,334,856
		9,613,125
Colombia 0.2%
Colombia Government Bond
3.25%, due 4/22/32	3,005,000	2,804,506
Mexico 1.6%
Comision Federal de Electricidad
3.875%, due 7/26/33 (a)	4,530,000	4,360,125
Mexico Government Bond
2.659%, due 5/24/31	4,023,000	3,882,597
3.75%, due 4/19/71	3,540,000	3,170,920
	Principal Amount	Value

Mexico (continued)
Petroleos Mexicanos
6.50%, due 3/13/27	$ 4,995,000	$ 5,324,670
6.75%, due 9/21/47	5,835,000	5,161,057
		21,899,369
Total Foreign Government Bonds (Cost $46,385,837)		44,074,916
Loan Assignments 1.3%
Containers, Packaging & Glass 0.3%
Mauser Packaging Solutions Holding Co.
Initial Term Loan
3.337% (1 Month LIBOR + 3.25%), due 4/3/24 (b)	4,853,619	4,720,144
Diversified/Conglomerate Service 0.2%
TruGreen LP
First Lien Second Refinancing Term Loan
4.75% (1 Month LIBOR + 4.00%), due 11/2/27 (b)	2,342,300	2,342,300
Finance 0.4%
Alliant Holdings Intermediate LLC
2018 Initial Term Loan
3.337% (1 Month LIBOR + 3.25%), due 5/9/25 (b)	4,839,949	4,799,802
Personal, Food & Miscellaneous Services 0.4%
IRB Holding Corp.
Fourth Amendment Incremental Term Loan
4.25% (3 Month LIBOR + 3.25%), due 12/15/27 (b)	5,548,075	5,546,921
Total Loan Assignments (Cost $17,443,441)		17,409,167
Mortgage-Backed Securities 17.8%
Agency (Collateralized Mortgage Obligations) 4.2%
FHLMC
REMIC, Series 5073, Class DG
1.50%, due 8/25/38	3,480,000	3,500,900
REMIC, Series 4993, Class D
2.00%, due 9/25/47	3,825,000	3,862,342
REMIC, Series 4913, Class UA
3.00%, due 3/15/49	1,678,932	1,737,775
REMIC, Series 4908, Class BD
3.00%, due 4/25/49	1,531,262	1,577,133

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 5049, Class UI
3.00%, due 12/25/50 (g)	$ 9,127,154	$ 1,636,714
REMIC, Series 4869, Class BA
3.50%, due 11/15/47	1,260,791	1,297,517
REMIC, Series 4888, Class BA
3.50%, due 9/15/48	875,133	898,913
REMIC, Series 4877, Class AT
3.50%, due 11/15/48	1,452,319	1,525,185
FHLMC, STRIPS
REMIC, Series 358, Class PO
(zero coupon), due 10/15/47	6,877,996	6,485,068
FNMA
REMIC, Series 2020-97, Class CI
2.00%, due 1/25/51 (g)	12,305,826	1,333,112
REMIC, Series 2021-33, Class AI
2.50%, due 5/25/47 (g)	10,774,193	1,334,956
REMIC, Series 2021-34, Class MI
2.50%, due 3/25/51 (g)	7,147,293	982,042
REMIC, Series 2013-77, Class CY
3.00%, due 7/25/43	2,748,516	2,786,341
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (g)	8,719,894	1,372,610
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	1,746,093	1,832,823
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	3,487,434	3,716,063
GNMA
REMIC, Series 2021-78, Class LA
1.00%, due 5/20/51	3,156,175	3,128,438
REMIC, Series 2021-83, Class CA
1.00%, due 5/20/51	2,332,515	2,297,903
REMIC, Series 2021-91, Class MF
1.00%, due 5/20/51	3,118,750	3,073,572
REMIC, Series 2021-105, Class DB
1.00%, due 6/20/51	3,667,186	3,455,149
REMIC, Series 2020-116, Class MI
2.00%, due 8/20/50 (g)	7,382,637	783,124
REMIC, Series 2021-15, Class AI
2.00%, due 1/20/51 (g)	8,647,908	975,419
REMIC, Series 2020-188, Class DI
2.50%, due 12/20/50 (g)	10,938,311	1,527,172
REMIC, Series 2021-25, Class LI
2.50%, due 2/20/51 (g)	9,738,623	1,126,962
REMIC, Series 2021-30, Class WI
2.50%, due 2/20/51 (g)	11,432,747	1,566,250
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
REMIC, Series 2021-44, Class IQ
3.00%, due 3/20/51 (g)	$ 10,357,437	$ 1,360,657
REMIC, Series 2021-98, Class KI
3.00%, due 6/20/51 (g)	6,890,008	1,095,926
REMIC, Series 2021-136, Class TI
3.00%, due 8/20/51 (g)	2,883,850	398,516
REMIC, Series 2021-139, Class IA
3.00%, due 8/20/51 (g)	8,846,539	1,211,560
		57,880,142
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 7.2%
Arbor Multi-family Mortgage Securities Trust (a)
Series 2021-MF2, Class A5
2.513%, due 6/15/54	1,275,000	1,305,674
Series 2021-MF3, Class A5
2.575%, due 10/15/54	2,310,000	2,373,263
Bayview Commercial Asset Trust
Series 2006-4A, Class A1
0.434% (1 Month LIBOR + 0.35%), due 12/25/36 (a)(b)	30,076	29,248
BX Commercial Mortgage Trust (a)
Series 2021-VOLT, Class C
1.19% (1 Month LIBOR + 1.10%), due 9/15/36 (b)	3,485,000	3,452,154
Series 2021-VOLT, Class E
2.09% (1 Month LIBOR + 2.00%), due 9/15/36 (b)	2,400,000	2,399,998
Series 2020-VIV2, Class C
3.542%, due 3/9/44 (h)	3,267,000	3,399,978
Series 2020-VIV3, Class B
3.544%, due 3/9/44 (h)	2,641,153	2,788,643
BX Trust (a)
Series 2021-ARIA, Class C
1.726% (1 Month LIBOR + 1.65%), due 10/15/36 (b)	6,600,000	6,571,039
Series 2019-OC11, Class A
3.202%, due 12/9/41	2,135,000	2,258,848
Series 2019-OC11, Class C
3.856%, due 12/9/41	2,209,000	2,348,339
Series 2019-OC11, Class E
4.075%, due 12/9/41 (h)	6,019,000	6,033,190
BXHPP Trust
Series 2021-FILM, Class A
0.74% (1 Month LIBOR + 0.65%), due 8/15/36 (a)(b)	670,000	669,193
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Commercial Mortgage Trust
Series 2014-CR20, Class A3
3.326%, due 11/10/47	$ 3,167,812	$ 3,285,547
Series 2013-CR8, Class A4
3.334%, due 6/10/46	416,522	422,611
Series 2013-CR9, Class B
4.269%, due 7/10/45 (a)(h)	2,380,000	2,387,913
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4
3.718%, due 8/15/48	2,955,000	3,170,316
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	2,410,000	2,498,701
Extended Stay America Trust
Series 2021-ESH, Class C
1.791% (1 Month LIBOR + 1.70%), due 7/15/38 (a)(b)	3,720,644	3,724,139
FREMF Mortgage Trust (a)(h)
REMIC, Series 2019-K98, Class C
3.737%, due 10/25/52	1,200,000	1,271,172
REMIC, Series 2018-K76, Class C
4.206%, due 6/25/51	2,508,000	2,724,516
REMIC, Series 2018-K86, Class C
4.293%, due 11/25/51	1,105,000	1,209,136
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	2,820,000	3,030,602
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2018-AON, Class B
4.379%, due 7/5/31 (a)(h)	2,160,000	2,254,512
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2021-410T, Class A
2.287%, due 3/5/42 (a)	3,950,000	4,018,380
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	4,960,000	5,021,282
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class A3
3.451%, due 7/15/50	1,867,654	1,971,568
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4
3.809%, due 12/15/48	2,983,000	3,214,599
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	6,180,000	6,336,182
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
SLG Office Trust
Series 2021-OVA, Class A
2.585%, due 7/15/41 (a)	$ 2,970,000	$ 3,062,012
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6, Class B
3.875%, due 4/10/46 (a)(i)	2,355,000	2,368,485
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS4, Class A4
3.718%, due 12/15/48	975,000	1,052,810
Series 2018-1745, Class A
3.749%, due 6/15/36 (a)(h)	3,360,000	3,680,573
Series 2018-AUS, Class A
4.058%, due 8/17/36 (a)(h)	4,225,000	4,681,996
WFRBS Commercial Mortgage Trust
Series 2012-C7, Class AS
4.09%, due 6/15/45 (i)	2,989,505	3,001,737
		98,018,356
Whole Loan (Collateralized Mortgage Obligations) 6.4%
CIM Trust
Series 2021-J1, Class A1
2.50%, due 3/25/51 (a)(i)	1,542,760	1,555,677
Citigroup Mortgage Loan Trust
Series 2021-J2, Class A7A
2.50%, due 7/25/51 (a)(i)	4,001,297	4,064,230
Connecticut Avenue Securities Trust
Series 2020-R02, Class 2M2
2.089% (1 Month LIBOR + 2.00%), due 1/25/40 (a)(b)	347,253	348,389
FHLMC STACR REMIC Trust
Series 2020-DNA6, Class M2
2.049% (SOFR 30A + 2.00%), due 12/25/50 (a)(b)	4,690,000	4,725,141
FHLMC STACR Trust (a)(b)
Series 2018-DNA2, Class M2
2.239% (1 Month LIBOR + 2.15%), due 12/25/30	3,630,000	3,665,655
Series 2018-DNA2, Class B1
3.789% (1 Month LIBOR + 3.70%), due 12/25/30	3,346,414	3,483,869
Series 2019-DNA2, Class B1
4.439% (1 Month LIBOR + 4.35%), due 3/25/49	2,925,000	3,036,343
FHLMC Structured Agency Credit Risk Debt Notes (b)
Series 2015-DNA1, Class M3
3.389% (1 Month LIBOR + 3.30%), due 10/25/27	2,014,288	2,050,576

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Total Return Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC Structured Agency Credit Risk Debt Notes (b) (continued)
Series 2016-DNA4, Class M3
3.889% (1 Month LIBOR + 3.80%), due 3/25/29	$ 2,719,514	$ 2,811,784
Flagstar Mortgage Trust
Series 2021-2, Class A2
2.50%, due 4/25/51 (a)(i)	3,231,089	3,257,174
FNMA (b)
Series 2017-C07, Class 2M2
2.589% (1 Month LIBOR + 2.50%), due 5/25/30	2,427,725	2,469,052
Series 2018-C04, Class 2M2
2.639% (1 Month LIBOR + 2.55%), due 12/25/30	1,587,033	1,612,886
Series 2017-C02, Class 2M2
3.739% (1 Month LIBOR + 3.65%), due 9/25/29	3,452,351	3,573,415
Series 2016-C06, Class 1M2
4.339% (1 Month LIBOR + 4.25%), due 4/25/29	2,627,399	2,729,511
Series 2016-C07, Class 2M2
4.439% (1 Month LIBOR + 4.35%), due 5/25/29	4,820,240	5,026,168
GS Mortgage-Backed Securities Corp. Trust (a)(i)
Series 2021-PJ5, Class A8
2.50%, due 10/25/51	2,266,374	2,309,045
Series 2021-PJ7, Class A2
2.50%, due 1/25/52	7,244,299	7,300,608
JPMorgan Mortgage Trust (a)(i)
Series 2021-6, Class A4
2.50%, due 10/25/51	3,141,442	3,192,736
Series 2021-7, Class A3
2.50%, due 11/25/51	2,433,166	2,453,539
Series 2021-7, Class A4
2.50%, due 11/25/51	3,056,152	3,106,053
Series 2021-8, Class A3
2.50%, due 12/25/51	3,177,920	3,204,529
Mello Mortgage Capital Acceptance
Series 2021-MTG2, Class A1
2.50%, due 6/25/51 (a)(i)	2,692,716	2,708,054
Mello Warehouse Securitization Trust
Series 2021-2, Class A
0.839% (1 Month LIBOR + 0.75%), due 4/25/55 (a)(b)	2,855,000	2,844,381
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.446%, due 8/25/59 (h)	$ 5,137,609	$ 3,846,903
Series 2019-4A, Class B6
4.744%, due 12/25/58 (i)	4,397,655	3,405,462
Series 2019-2A, Class B6
4.946%, due 12/25/57 (i)	1,685,880	1,344,888
NewRez Warehouse Securitization Trust
Series 2021-1, Class A
0.839% (1 Month LIBOR + 0.75%), due 5/25/55 (a)(b)	2,725,000	2,722,197
OBX Trust
Series 2021-J1, Class A1
2.50%, due 5/25/51 (a)(i)	1,415,081	1,426,505
STACR Trust
Series 2018-HRP2, Class M3
2.489% (1 Month LIBOR + 2.40%), due 2/25/47 (a)(b)	3,810,000	3,889,173
		88,163,943
Total Mortgage-Backed Securities (Cost $242,871,178)		244,062,441
Municipal Bond 0.4%
California 0.4%
Regents of the University of California Medical Center, Pooled Revenue Bonds
Series N
3.006%, due 5/15/50	4,410,000	4,581,858
Total Municipal Bond (Cost $4,410,000)		4,581,858
U.S. Government & Federal Agencies 17.6%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.6%
FHLMC Gold Pools, 30 Year
3.50%, due 1/1/44	1,131,804	1,223,267
3.50%, due 11/1/45	1,020,914	1,106,311
3.50%, due 3/1/46	1,988,045	2,157,178
4.00%, due 10/1/48	900,699	988,986
6.50%, due 4/1/37	37,613	44,162
FHLMC Gold Pools, Other
4.00%, due 6/1/42	1,339,690	1,457,166
UMBS, 30 Year
2.00%, due 7/1/50	993,782	994,347
		7,971,417
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) 2.7%
FNMA, Other
3.00%, due 6/1/57	$ 4,028,354	$ 4,293,931
3.50%, due 2/1/42	2,081,352	2,242,221
4.00%, due 3/1/42	618,633	674,822
4.00%, due 1/1/43	1,365,381	1,494,751
6.00%, due 4/1/37	6,194	6,886
UMBS, 30 Year
2.00%, due 10/1/50	662,376	665,826
2.00%, due 7/1/51	1,138,487	1,139,133
2.00%, due 11/1/51	1,541,944	1,542,819
2.50%, due 8/1/50	503,747	519,177
2.50%, due 1/1/51	1,245,884	1,285,272
2.50%, due 4/1/51	691,563	717,871
2.50%, due 8/1/51	1,961,802	2,022,317
3.00%, due 12/1/47	227,162	239,081
3.00%, due 3/1/50	2,131,866	2,241,986
3.00%, due 6/1/51	1,558,637	1,635,191
3.50%, due 5/1/43	1,990,472	2,163,638
3.50%, due 12/1/44	880,231	954,811
3.50%, due 3/1/46	3,831,568	4,150,725
4.00%, due 1/1/46	3,128,613	3,441,098
4.00%, due 8/1/48	2,448,163	2,625,133
5.50%, due 7/1/41	1,579,279	1,829,239
6.00%, due 7/1/39	321,285	379,030
6.50%, due 10/1/39	327,896	374,389
		36,639,347
United States Treasury Bonds 6.5%
U.S. Treasury Bonds
1.75%, due 8/15/41	1,720,000	1,655,769
2.00%, due 8/15/51	57,795,000	58,616,773
2.50%, due 2/15/45	4,940,000	5,409,686
4.375%, due 11/15/39	8,855,000	12,277,665
4.375%, due 5/15/40	5,525,000	7,700,469
4.50%, due 5/15/38	2,720,000	3,794,612
		89,454,974
United States Treasury Inflation - Indexed Notes 1.8%
U.S. Treasury Inflation Linked Notes (j)
0.125%, due 1/15/30	3,099,490	3,431,515
0.125%, due 7/15/30	8,471,901	9,426,093
0.875%, due 1/15/29	9,999,967	11,608,164
		24,465,772
United States Treasury Notes 6.0%
U.S. Treasury Notes
0.375%, due 10/31/23	16,490,000	16,450,707
	Principal Amount	Value

United States Treasury Notes (continued)
U.S. Treasury Notes (continued)
0.625%, due 10/15/24	$ 25,795,000	$ 25,696,254
1.125%, due 10/31/26	19,445,000	19,381,196
1.25%, due 8/15/31 (e)	4,430,000	4,304,714
1.375%, due 10/31/28	16,835,000	16,737,672
		82,570,543
Total U.S. Government & Federal Agencies (Cost $235,191,417)		241,102,053
Total Long-Term Bonds (Cost $1,296,042,989)		1,333,528,109

	Shares
Common Stocks 0.0% ‡
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (k)	1	4
Total Common Stocks (Cost $0)		4
Short-Term Investments 2.5%
Affiliated Investment Company 1.7%
MainStay U.S. Government Liquidity Fund, 0.01% (l)	23,660,727	23,660,727
Unaffiliated Investment Companies 0.8%
BlackRock Liquidity FedFund, 0.025% (l)(m)	2,000,000	2,000,000
Wells Fargo Government Money Market Fund, 0.025% (l)(m)	9,169,584	9,169,584
Total Unaffiliated Investment Companies (Cost $11,169,584)		11,169,584
Total Short-Term Investments (Cost $34,830,311)		34,830,311
Total Investments (Cost $1,330,873,300)	99.9%	1,368,358,424
Other Assets, Less Liabilities	0.1	1,045,486
Net Assets	100.0%	$ 1,369,403,910

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Total Return Bond Fund

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2021.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2021.
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	All or a portion of this security was held on loan. As of October 31, 2021, the aggregate market value of securities on loan was $12,210,646; the total market value of collateral held by the Fund was $12,664,330. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,494,746. The Fund received cash collateral with a value of $11,169,584. (See Note 2(L))
(f)	Step coupon—Rate shown was the rate in effect as of October 31, 2021.
(g)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(h)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2021.
(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2021.
(j)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(k)	Non-income producing security.
(l)	Current yield as of October 31, 2021.
(m)	Represents a security purchased with cash collateral received for securities on loan.
Futures Contracts
As of October 31, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	1,158	December 2021	$ 254,906,654	$ 253,891,500	$ (1,015,154)
U.S. Treasury 5 Year Notes	478	December 2021	58,857,786	58,196,500	(661,286)
U.S. Treasury Long Bonds	63	December 2021	10,237,242	10,133,156	(104,086)
U.S. Treasury Ultra Bonds	187	December 2021	36,698,035	36,727,969	29,934
Total Long Contracts					(1,750,592)
Short Contracts
U.S. Treasury 10 Year Notes	(709)	December 2021	(93,905,747)	(92,668,516)	1,237,231
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2021† (continued)
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
U.S. Treasury 10 Year Ultra Bonds	(593)	December 2021	$ (87,406,003)	$ (86,003,531)	$ 1,402,472
Total Short Contracts					2,639,703
Net Unrealized Appreciation					$ 889,111

1.	As of October 31, 2021, cash in the amount of $1,082,928 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2021.

Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Total Return Bond Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 123,693,635	$ —	$ 123,693,635
Corporate Bonds	—	658,604,039	—	658,604,039
Foreign Government Bonds	—	44,074,916	—	44,074,916
Loan Assignments	—	17,409,167	—	17,409,167
Mortgage-Backed Securities	—	244,062,441	—	244,062,441
Municipal Bond	—	4,581,858	—	4,581,858
U.S. Government & Federal Agencies	—	241,102,053	—	241,102,053
Total Long-Term Bonds	—	1,333,528,109	—	1,333,528,109
Common Stocks	4	—	—	4
Short-Term Investments
Affiliated Investment Company	23,660,727	—	—	23,660,727
Unaffiliated Investment Companies	11,169,584	—	—	11,169,584
Total Short-Term Investments	34,830,311	—	—	34,830,311
Total Investments in Securities	34,830,315	1,333,528,109	—	1,368,358,424
Other Financial Instruments
Futures Contracts (b)	2,669,637	—	—	2,669,637
Total Investments in Securities and Other Financial Instruments	$ 37,499,952	$ 1,333,528,109	$ —	$ 1,371,028,061
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (1,780,526)	$ —	$ —	$ (1,780,526)
Total Investments in Securities and Other Financial Instruments	$ (1,780,526)	$ —	$ —	$ (1,780,526)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $1,307,212,573) including securities on loan of $12,210,646	$1,344,697,697
Investment in affiliated investment companies, at value (identified cost $23,660,727)	23,660,727
Cash denominated in foreign currencies (identified cost $158)	154
Cash collateral on deposit at broker for futures contracts	1,082,928
Receivables:
Investment securities sold	57,038,650
Interest	8,770,435
Fund shares sold	308,510
Variation margin on futures contracts	126,333
Cash collateral on deposit at broker for TBA	23,702
Securities lending	8,139
Other assets	34,894
Total assets	1,435,752,169
Liabilities
Cash collateral received for securities on loan	11,169,584
Due to custodian	14,504
Payables:
Investment securities purchased	54,137,949
Manager (See Note 3)	574,664
Transfer agent (See Note 3)	184,631
Fund shares redeemed	126,087
Shareholder communication	55,912
Professional fees	30,434
NYLIFE Distributors (See Note 3)	30,240
Custodian	3,797
Trustees	2,844
Accrued expenses	5,327
Distributions payable	12,286
Total liabilities	66,348,259
Net assets	$1,369,403,910
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 122,451
Additional paid-in-capital	1,312,617,657
1,312,740,108
Total distributable earnings (loss)	56,663,802
Net assets	$1,369,403,910
Class A
Net assets applicable to outstanding shares	$ 87,763,716
Shares of beneficial interest outstanding	7,849,319
Net asset value per share outstanding	$ 11.18
Maximum sales charge (4.50% of offering price)	0.53
Maximum offering price per share outstanding	$ 11.71
Investor Class
Net assets applicable to outstanding shares	$ 6,894,038
Shares of beneficial interest outstanding	613,110
Net asset value per share outstanding	$ 11.24
Maximum sales charge (4.00% of offering price)	0.47
Maximum offering price per share outstanding	$ 11.71
Class B
Net assets applicable to outstanding shares	$ 1,086,796
Shares of beneficial interest outstanding	97,067
Net asset value and offering price per share outstanding	$ 11.20
Class C
Net assets applicable to outstanding shares	$ 10,448,896
Shares of beneficial interest outstanding	932,020
Net asset value and offering price per share outstanding	$ 11.21
Class I
Net assets applicable to outstanding shares	$720,465,755
Shares of beneficial interest outstanding	64,413,788
Net asset value and offering price per share outstanding	$ 11.18
Class R1
Net assets applicable to outstanding shares	$ 29,362
Shares of beneficial interest outstanding	2,626
Net asset value and offering price per share outstanding	$ 11.18
Class R2
Net assets applicable to outstanding shares	$ 33,342
Shares of beneficial interest outstanding	2,983
Net asset value and offering price per share outstanding	$ 11.18
Class R3
Net assets applicable to outstanding shares	$ 509,342
Shares of beneficial interest outstanding	45,556
Net asset value and offering price per share outstanding	$ 11.18
Class R6
Net assets applicable to outstanding shares	$542,147,485
Shares of beneficial interest outstanding	48,492,679
Net asset value and offering price per share outstanding	$ 11.18

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Total Return Bond Fund

SIMPLE Class
Net assets applicable to outstanding shares	$25,178
Shares of beneficial interest outstanding	2,240
Net asset value and offering price per share outstanding	$ 11.24
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Interest (net of foreign tax withholding of $100)	$ 43,450,944
Securities lending	24,535
Dividends-affiliated	4,729
Other	13,454
Total income	43,493,662
Expenses
Manager (See Note 3)	7,224,077
Transfer agent (See Note 3)	498,950
Distribution/Service—Class A (See Note 3)	234,618
Distribution/Service—Investor Class (See Note 3)	18,378
Distribution/Service—Class B (See Note 3)	13,769
Distribution/Service—Class C (See Note 3)	140,619
Distribution/Service—Class R2 (See Note 3)	100
Distribution/Service—Class R3 (See Note 3)	1,849
Distribution/Service—SIMPLE Class (See Note 3)	124
Registration	172,964
Professional fees	123,751
Shareholder communication	52,820
Custodian	43,005
Trustees	33,911
Insurance	14,170
Shareholder service (See Note 3)	438
Miscellaneous	41,214
Total expenses	8,614,757
Net investment income (loss)	34,878,905
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	22,740,448
Futures transactions	1,177,294
Foreign currency transactions	359,870
Foreign currency forward transactions	(166,719)
Net realized gain (loss)	24,110,893
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(27,933,397)
Futures contracts	231,430
Foreign currency forward contracts	70,999
Translation of other assets and liabilities in foreign currencies	(1,917)
Net change in unrealized appreciation (depreciation)	(27,632,885)
Net realized and unrealized gain (loss)	(3,521,992)
Net increase (decrease) in net assets resulting from operations	$ 31,356,913
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Total Return Bond Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 34,878,905	$ 34,629,085
Net realized gain (loss)	24,110,893	39,608,477
Net change in unrealized appreciation (depreciation)	(27,632,885)	10,979,805
Net increase (decrease) in net assets resulting from operations	31,356,913	85,217,367
Distributions to shareholders:
Class A	(3,167,863)	(1,681,729)
Investor Class	(232,732)	(151,048)
Class B	(35,371)	(30,592)
Class C	(378,150)	(216,290)
Class I	(25,753,664)	(18,994,611)
Class R1	(1,022)	(708)
Class R2	(1,173)	(1,926)
Class R3	(10,661)	(6,322)
Class R6	(23,894,507)	(14,452,517)
SIMPLE Class	(723)	(73)
Total distributions to shareholders	(53,475,866)	(35,535,816)
Capital share transactions:
Net proceeds from sales of shares	246,839,503	777,060,770
Net asset value of shares issued to shareholder in reinvestment of distributions	53,266,148	35,393,832
Cost of shares redeemed	(433,410,211)	(657,455,223)
Increase (decrease) in net assets derived from capital share transactions	(133,304,560)	154,999,379
Net increase (decrease) in net assets	(155,423,513)	204,680,930
Net Assets
Beginning of year	1,524,827,423	1,320,146,493
End of year	$1,369,403,910	$1,524,827,423
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.35	$ 10.91	$ 10.10	$ 10.64	$ 10.66
Net investment income (loss)	0.24(a)	0.24	0.27	0.25(a)	0.29
Net realized and unrealized gain (loss)	(0.03)	0.47	0.82	(0.54)	(0.06)
Total from investment operations	0.21	0.71	1.09	(0.29)	0.23
Less distributions:
From net investment income	(0.25)	(0.27)	(0.28)	(0.25)	(0.25)
From net realized gain on investments	(0.13)	—	—	—	—
Return of capital	—	—	—	(0.00)‡	(0.00)‡
Total distributions	(0.38)	(0.27)	(0.28)	(0.25)	(0.25)
Net asset value at end of year	$ 11.18	$ 11.35	$ 10.91	$ 10.10	$ 10.64
Total investment return (b)	1.86%	6.55%	10.88%	(2.78)%	2.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.14%	2.30%	2.63%	2.40%	2.44%
Net expenses (c)	0.83%	0.85%	0.88%	0.90%	0.91%
Expenses (before waiver/reimbursement) (c)	0.83%	0.85%	0.89%	0.90%	0.94%
Portfolio turnover rate	111%(d)	123%	100%(d)	95%(d)	56%(d)
Net assets at end of year (in 000’s)	$ 87,764	$ 92,997	$ 56,473	$ 44,527	$ 55,474

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 108%, 96%, 63% and 42% for the years ended October 31, 2021, 2019, 2018 and 2017, respectively.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.42	$ 10.97	$ 10.15	$ 10.70	$ 10.71
Net investment income (loss)	0.22(a)	0.24	0.26	0.24(a)	0.24
Net realized and unrealized gain (loss)	(0.04)	0.46	0.82	(0.56)	(0.01)
Total from investment operations	0.18	0.70	1.08	(0.32)	0.23
Less distributions:
From net investment income	(0.23)	(0.25)	(0.26)	(0.23)	(0.24)
From net realized gain on investments	(0.13)	—	—	—	—
Return of capital	—	—	—	(0.00)‡	(0.00)‡
Total distributions	(0.36)	(0.25)	(0.26)	(0.23)	(0.24)
Net asset value at end of year	$ 11.24	$ 11.42	$ 10.97	$ 10.15	$ 10.70
Total investment return (b)	1.54%	6.40%	10.74%	(2.99)%	2.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.93%	2.11%	2.46%	2.27%	2.28%
Net expenses (c)	1.04%	1.05%	1.05%	1.04%	1.00%
Expenses (before waiver/reimbursement) (c)	1.04%	1.05%	1.06%	1.05%	1.03%
Portfolio turnover rate	111%(d)	123%	100%(d)	95%(d)	56%(d)
Net assets at end of year (in 000's)	$ 6,894	$ 7,558	$ 6,557	$ 5,514	$ 6,265

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 108%, 96%, 63% and 42% for the years ended October 31, 2021, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.37	$ 10.92	$ 10.11	$ 10.65	$ 10.67
Net investment income (loss)	0.13(a)	0.18	0.20	0.16(a)	0.17
Net realized and unrealized gain (loss)	(0.03)	0.43	0.79	(0.55)	(0.03)
Total from investment operations	0.10	0.61	0.99	(0.39)	0.14
Less distributions:
From net investment income	(0.14)	(0.16)	(0.18)	(0.15)	(0.16)
From net realized gain on investments	(0.13)	—	—	—	—
Return of capital	—	—	—	(0.00)‡	(0.00)‡
Total distributions	(0.27)	(0.16)	(0.18)	(0.15)	(0.16)
Net asset value at end of year	$ 11.20	$ 11.37	$ 10.92	$ 10.11	$ 10.65
Total investment return (b)	0.85%	5.64%	9.85%	(3.64)%	1.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.17%	1.36%	1.73%	1.51%	1.53%
Net expenses (c)	1.79%	1.80%	1.80%	1.79%	1.75%
Expenses (before waiver/reimbursement) (c)	1.79%	1.80%	1.81%	1.80%	1.78%
Portfolio turnover rate	111%(d)	123%	100%(d)	95%(d)	56%(d)
Net assets at end of year (in 000’s)	$ 1,087	$ 1,838	$ 2,515	$ 2,987	$ 4,913

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 108%, 96%, 63% and 42% for the years ended October 31, 2021, 2019, 2018 and 2017, respectively.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.38	$ 10.93	$ 10.12	$ 10.66	$ 10.68
Net investment income (loss)	0.13(a)	0.14	0.20	0.16(a)	0.17
Net realized and unrealized gain (loss)	(0.03)	0.47	0.79	(0.55)	(0.03)
Total from investment operations	0.10	0.61	0.99	(0.39)	0.14
Less distributions:
From net investment income	(0.14)	(0.16)	(0.18)	(0.15)	(0.16)
From net realized gain on investments	(0.13)	—	—	—	—
Return of capital	—	—	—	(0.00)‡	(0.00)‡
Total distributions	(0.27)	(0.16)	(0.18)	(0.15)	(0.16)
Net asset value at end of year	$ 11.21	$ 11.38	$ 10.93	$ 10.12	$ 10.66
Total investment return (b)	0.85%	5.64%	9.84%	(3.64)%	1.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.17%	1.35%	1.74%	1.51%	1.53%
Net expenses (c)	1.79%	1.80%	1.80%	1.79%	1.75%
Expenses (before waiver/reimbursement) (c)	1.79%	1.80%	1.81%	1.80%	1.78%
Portfolio turnover rate	111%(d)	123%	100%(d)	95%(d)	56%(d)
Net assets at end of year (in 000’s)	$ 10,449	$ 18,434	$ 11,916	$ 14,837	$ 20,215

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 108%, 96%, 63% and 42% for the years ended October 31, 2021, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.36	$ 10.91	$ 10.10	$ 10.64	$ 10.66
Net investment income (loss)	0.27(a)	0.29	0.31	0.28(a)	0.28
Net realized and unrealized gain (loss)	(0.04)	0.45	0.81	(0.54)	(0.01)
Total from investment operations	0.23	0.74	1.12	(0.26)	0.27
Less distributions:
From net investment income	(0.28)	(0.29)	(0.31)	(0.28)	(0.29)
From net realized gain on investments	(0.13)	—	—	—	—
Return of capital	—	—	—	(0.00)‡	(0.00)‡
Total distributions	(0.41)	(0.29)	(0.31)	(0.28)	(0.29)
Net asset value at end of year	$ 11.18	$ 11.36	$ 10.91	$ 10.10	$ 10.64
Total investment return (b)	2.11%	6.91%	11.20%	(2.49)%	2.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.39%	2.56%	2.93%	2.70%	2.66%
Net expenses (c)	0.58%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement) (c)	0.58%	0.60%	0.64%	0.65%	0.67%
Portfolio turnover rate	111%(d)	123%	100%(d)	95%(d)	56%(d)
Net assets at end of year (in 000’s)	$ 720,466	$ 686,829	$ 1,056,594	$ 1,016,022	$ 1,173,384

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 108%, 96%, 63% and 42% for the years ended October 31, 2021, 2019, 2018 and 2017, respectively.

	Year Ended October 31,
Class R1	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.35	$ 10.90	$ 10.10	$ 10.64	$ 10.66
Net investment income (loss)	0.26(a)	0.26	0.29	0.27(a)	0.27
Net realized and unrealized gain (loss)	(0.03)	0.47	0.80	(0.54)	(0.01)
Total from investment operations	0.23	0.73	1.09	(0.27)	0.26
Less distributions:
From net investment income	(0.27)	(0.28)	(0.29)	(0.27)	(0.28)
From net realized gain on investments	(0.13)	—	—	—	—
Return of capital	—	—	—	(0.00)‡	(0.00)‡
Total distributions	(0.40)	(0.28)	(0.29)	(0.27)	(0.28)
Net asset value at end of year	$ 11.18	$ 11.35	$ 10.90	$ 10.10	$ 10.64
Total investment return (b)	2.01%	6.81%	10.98%	(2.59)%	2.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.29%	2.47%	2.97%	2.61%	2.58%
Net expenses (c)	0.68%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement) (c)	0.68%	0.70%	0.74%	0.75%	0.77%
Portfolio turnover rate	111%(d)	123%	100%(d)	95%(d)	56%(d)
Net assets at end of year (in 000’s)	$ 29	$ 29	$ 27	$ 4,148	$ 3,627

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 108%, 96%, 63% and 42% for the years ended October 31, 2021, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Total Return Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.35	$ 10.90	$ 10.09	$ 10.63	$ 10.65
Net investment income (loss)	0.23(a)	0.25	0.27	0.24(a)	0.24
Net realized and unrealized gain (loss)	(0.03)	0.46	0.81	(0.54)	(0.01)
Total from investment operations	0.20	0.71	1.08	(0.30)	0.23
Less distributions:
From net investment income	(0.24)	(0.26)	(0.27)	(0.24)	(0.25)
From net realized gain on investments	(0.13)	—	—	—	—
Return of capital	—	—	—	(0.00)‡	(0.00)‡
Total distributions	(0.37)	(0.26)	(0.27)	(0.24)	(0.25)
Net asset value at end of year	$ 11.18	$ 11.35	$ 10.90	$ 10.09	$ 10.63
Total investment return (b)	1.75%	6.54%	10.82%	(2.83)%	2.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02%	2.21%	2.57%	2.35%	2.32%
Net expenses (c)	0.93%	0.95%	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement) (c)	0.93%	0.95%	0.99%	1.00%	1.02%
Portfolio turnover rate	111%(d)	123%	100%(d)	95%(d)	56%(d)
Net assets at end of year (in 000’s)	$ 33	$ 87	$ 81	$ 73	$ 127

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 108%, 96%, 63% and 42% for the years ended October 31, 2021, 2019, 2018 and 2017, respectively.

	Year Ended October 31,
Class R3	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.35	$ 10.90	$ 10.10	$ 10.64	$ 10.66
Net investment income (loss)	0.20(a)	0.22	0.24	0.22(a)	0.21
Net realized and unrealized gain (loss)	(0.03)	0.46	0.80	(0.54)	(0.01)
Total from investment operations	0.17	0.68	1.04	(0.32)	0.20
Less distributions:
From net investment income	(0.21)	(0.23)	(0.24)	(0.22)	(0.22)
From net realized gain on investments	(0.13)	—	—	—	—
Return of capital	—	—	—	(0.00)‡	(0.00)‡
Total distributions	(0.34)	(0.23)	(0.24)	(0.22)	(0.22)
Net asset value at end of year	$ 11.18	$ 11.35	$ 10.90	$ 10.10	$ 10.64
Total investment return (b)	1.50%	6.28%	10.44%	(3.08)%	1.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.79%	1.96%	2.30%	2.15%	2.07%
Net expenses (c)	1.18%	1.20%	1.20%	1.20%	1.20%
Expenses (before waiver/reimbursement) (c)	1.18%	1.20%	1.24%	1.24%	1.27%
Portfolio turnover rate	111%(d)	123%	100%(d)	95%(d)	56%(d)
Net assets at end of year (in 000’s)	$ 509	$ 329	$ 251	$ 173	$ 93

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 108%, 96%, 63% and 42% for the years ended October 31, 2021, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R6	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 11.35	$ 10.91	$ 10.10	$ 10.64	$ 10.66
Net investment income (loss)	0.27(a)	0.28	0.30	0.29(a)	0.29
Net realized and unrealized gain (loss)	(0.02)	0.46	0.82	(0.54)	(0.02)
Total from investment operations	0.25	0.74	1.12	(0.25)	0.27
Less distributions:
From net investment income	(0.29)	(0.30)	(0.31)	(0.29)	(0.29)
From net realized gain on investments	(0.13)	—	—	—	—
Return of capital	—	—	—	(0.00)‡	(0.00)‡
Total distributions	(0.42)	(0.30)	(0.31)	(0.29)	(0.29)
Net asset value at end of year	$ 11.18	$ 11.35	$ 10.91	$ 10.10	$ 10.64
Total investment return (b)	2.16%	6.89%	11.27%	(2.42)%	2.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43%	2.61%	2.98%	2.81%	2.74%
Net expenses (c)	0.53%	0.53%	0.53%	0.53%	0.54%
Portfolio turnover rate	111%(d)	123%	100%(d)	95%(d)	56%(d)
Net assets at end of year (in 000’s)	$ 542,147	$ 716,703	$ 185,733	$ 119,963	$ 27

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 108%, 96%, 63% and 42% for the years ended October 31, 2021, 2019, 2018 and 2017, respectively.

	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class	2021	2020
Net asset value at beginning of period	$ 11.41	$ 11.52*
Net investment income (loss)	0.19(a)	0.03
Net realized and unrealized gain (loss)	(0.03)	(0.11)
Total from investment operations	0.16	(0.08)
Less distributions:
From net investment income	(0.20)	(0.03)
From net realized gain on investments	(0.13)	—
Total distributions	(0.33)	(0.03)
Net asset value at end of period	$ 11.24	$ 11.41
Total investment return (b)	1.39%	(0.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.69%	1.80%††
Net expenses (c)	1.29%	1.26%††
Portfolio turnover rate	111%(d)	123%
Net assets at end of period (in 000’s)	$ 25	$ 25

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 108% for the year ended October 31, 2021.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay Total Return Bond Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Total Return Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B	January 2, 2004
Class C	January 2, 2004
Class I	January 2, 1991
Class R1	June 29, 2012
Class R2	June 29, 2012
Class R3	February 29, 2016
Class R6	December 29, 2014
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the

35

Notes to Financial Statements (continued)
"Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a

36	MainStay MacKay Total Return Bond Fund

debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
37

Notes to Financial Statements (continued)
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to

38	MainStay MacKay Total Return Bond Fund

receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2021, are shown in the Portfolio of Investments.
(I) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2021, the Fund did not hold any unfunded commitments.
(J) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not
39

Notes to Financial Statements (continued)
engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2021, the Fund did not hold any foreign currency forward contracts.
(K) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(M) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(N) Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

40	MainStay MacKay Total Return Bond Fund

(O) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(P) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(Q) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(R) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$2,669,637	$2,669,637
Total Fair Value	$2,669,637	$2,669,637

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(1,780,526)	$(1,780,526)
Total Fair Value	$(1,780,526)	$(1,780,526)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
41

Notes to Financial Statements (continued)
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$1,177,294	$1,177,294
Forward Contracts	(166,719)	—	(166,719)
Total Net Realized Gain (Loss)	$(166,719)	$1,177,294	$1,010,575

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$231,430	$231,430
Forward Contracts	70,999	—	70,999
Total Net Change in Unrealized Appreciation (Depreciation)	$70,999	$231,430	$302,429

Average Notional Amount	Total
Futures Contracts Long	$ 242,651,474
Futures Contracts Short	$(113,776,309)
Forward Contracts Long (a)	$ 3,018,495
Forward Contracts Short (b)	$ (4,693,577)

(a)	Positions were open four months during the reporting period.
(b)	Positions were open nine months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion; 0.475% from $1 billion to $3 billion; and 0.465% in excess of $3 billion. During the year ended October 31, 2021, the effective management fee rate was 0.49% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: 0.88% for Class A shares and 0.60% for Class I shares. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class R1 shares, Class R2 shares, Class R3 shares and SIMPLE Class shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R1, Class R2 and Class R3 shares of the Fund do not exceed 0.70%, 0.95% and 1.20%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $7,224,077 and paid the Subadvisor fees in the amount of $3,610,586. There were no waived fees and/or reimbursed expenses.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.

42	MainStay MacKay Total Return Bond Fund

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2021, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 29
Class R2	39
Class R3	370
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $30,296 and $1,721, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the year ended October 31, 2021, of $10,959, $42, $284 and $535, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 49,063	$—
Investor Class	20,312	—
Class B	3,711	—
Class C	37,634	—
Class I	362,345	—
Class R1	16	—
Class R2	20	—
Class R3	173	—
Class R6	25,606	—
SIMPLE Class	70	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
43

Notes to Financial Statements (continued)
(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 46,576	$ 610,690	$ (633,605)	$ —	$ —	$ 23,661	$ 5	$ —	23,661

(G) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$673,977	0.1%
Class R1	29,362	100.0
Class R2	33,342	100.0
Class R3	30,839	6.1
Class R6	31,948	0.0‡
SIMPLE Class	25,178	100.0

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,335,416,478	$42,148,708	$(9,206,762)	$32,941,946
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$5,026,640	$14,409,471	$(12,286)	$37,239,977	$56,663,802
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to straddle loss deferral, mark to market on futures contracts, wash sale, and cumulative bond amortization adjustments. The other temporary differences are primarily due to dividends payable.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$53,475,866	$35,535,816
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $2,344 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31,

44	MainStay MacKay Total Return Bond Fund

2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of U.S. government securities were $869,087 and $877,533, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $703,354 and $802,498 respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	2,260,020	$ 25,590,021
Shares issued to shareholders in reinvestment of distributions	263,448	2,981,303
Shares redeemed	(3,060,427)	(34,411,605)
Net increase (decrease) in shares outstanding before conversion	(536,959)	(5,840,281)
Shares converted into Class A (See Note 1)	194,947	2,182,908
Net increase (decrease)	(342,012)	$ (3,657,373)
Year ended October 31, 2020:
Shares sold	4,364,085	$ 48,920,444
Shares issued to shareholders in reinvestment of distributions	139,978	1,563,529
Shares redeemed	(1,641,401)	(18,280,554)
Net increase (decrease) in shares outstanding before conversion	2,862,662	32,203,419
Shares converted into Class A (See Note 1)	154,863	1,724,553
Shares converted from Class A (See Note 1)	(4,596)	(50,828)
Net increase (decrease)	3,012,929	$ 33,877,144

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	75,590	$ 859,257
Shares issued to shareholders in reinvestment of distributions	19,814	225,480
Shares redeemed	(108,873)	(1,235,375)
Net increase (decrease) in shares outstanding before conversion	(13,469)	(150,638)
Shares converted into Investor Class (See Note 1)	61,170	687,297
Shares converted from Investor Class (See Note 1)	(96,625)	(1,096,170)
Net increase (decrease)	(48,924)	$ (559,511)
Year ended October 31, 2020:
Shares sold	271,891	$ 3,040,611
Shares issued to shareholders in reinvestment of distributions	13,324	149,269
Shares redeemed	(124,522)	(1,378,361)
Net increase (decrease) in shares outstanding before conversion	160,693	1,811,519
Shares converted into Investor Class (See Note 1)	29,424	331,865
Shares converted from Investor Class (See Note 1)	(126,019)	(1,412,571)
Net increase (decrease)	64,098	$ 730,813

Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	11,728	$ 132,191
Shares issued to shareholders in reinvestment of distributions	2,964	33,697
Shares redeemed	(55,906)	(630,652)
Net increase (decrease) in shares outstanding before conversion	(41,214)	(464,764)
Shares converted from Class B (See Note 1)	(23,433)	(266,870)
Net increase (decrease)	(64,647)	$ (731,634)
Year ended October 31, 2020:
Shares sold	33,861	$ 373,748
Shares issued to shareholders in reinvestment of distributions	2,604	28,947
Shares redeemed	(77,332)	(854,199)
Net increase (decrease) in shares outstanding before conversion	(40,867)	(451,504)
Shares converted from Class B (See Note 1)	(27,800)	(309,902)
Net increase (decrease)	(68,667)	$ (761,406)

45

Notes to Financial Statements (continued)
Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	148,429	$ 1,693,193
Shares issued to shareholders in reinvestment of distributions	33,112	377,071
Shares redeemed	(738,618)	(8,285,459)
Net increase (decrease) in shares outstanding before conversion	(557,077)	(6,215,195)
Shares converted from Class C (See Note 1)	(130,752)	(1,452,114)
Net increase (decrease)	(687,829)	$ (7,667,309)
Year ended October 31, 2020:
Shares sold	1,156,557	$ 12,889,926
Shares issued to shareholders in reinvestment of distributions	18,554	207,818
Shares redeemed	(620,031)	(6,951,253)
Net increase (decrease) in shares outstanding before conversion	555,080	6,146,491
Shares converted from Class C (See Note 1)	(25,228)	(283,117)
Net increase (decrease)	529,852	$ 5,863,374

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	12,093,691	$ 136,796,966
Shares issued to shareholders in reinvestment of distributions	2,275,535	25,746,253
Shares redeemed	(10,428,368)	(118,152,762)
Net increase (decrease)	3,940,858	$ 44,390,457
Year ended October 31, 2020:
Shares sold	15,167,128	$ 168,259,219
Shares issued to shareholders in reinvestment of distributions	1,706,197	18,986,074
Shares redeemed	(50,277,250)	(548,717,800)
Net increase (decrease) in shares outstanding before conversion	(33,403,925)	(361,472,507)
Shares converted from Class I (See Note 1)	(2,981,884)	(34,261,845)
Net increase (decrease)	(36,385,809)	$(395,734,352)

Class R1	Shares	Amount
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	90	$ 1,021
Net increase (decrease)	90	$ 1,021
Year ended October 31, 2020:
Shares issued to shareholders in reinvestment of distributions	64	$ 708
Net increase (decrease)	64	$ 708

Class R2	Shares	Amount
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	104	$ 1,173
Net increase (decrease) in shares outstanding before conversion	104	1,173
Shares converted from Class R2 (See Note 1)	(4,762)	(55,051)
Net increase (decrease)	(4,658)	$ (53,878)
Year ended October 31, 2020:
Shares issued to shareholders in reinvestment of distributions	173	$ 1,926
Net increase (decrease)	173	$ 1,926

Class R3	Shares	Amount
Year ended October 31, 2021:
Shares sold	24,213	$ 274,076
Shares issued to shareholders in reinvestment of distributions	434	4,920
Shares redeemed	(8,055)	(90,866)
Net increase (decrease)	16,592	$ 188,130
Year ended October 31, 2020:
Shares sold	8,735	$ 96,904
Shares issued to shareholders in reinvestment of distributions	268	2,994
Shares redeemed	(3,038)	(34,629)
Net increase (decrease)	5,965	$ 65,269

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	7,210,759	$ 81,493,799
Shares issued to shareholders in reinvestment of distributions	2,110,987	23,894,507
Shares redeemed	(23,956,446)	(270,603,492)
Net increase (decrease)	(14,634,700)	$(165,215,186)
Year ended October 31, 2020:
Shares sold	49,412,201	$ 543,454,918
Shares issued to shareholders in reinvestment of distributions	1,294,237	14,452,494
Shares redeemed	(7,591,919)	(81,238,427)
Net increase (decrease) in shares outstanding before conversion	43,114,519	476,668,985
Shares converted into Class R6 (See Note 1)	2,981,884	34,261,845
Net increase (decrease)	46,096,403	$ 510,930,830

46	MainStay MacKay Total Return Bond Fund

SIMPLE Class	Shares	Amount
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	63	$ 723
Net increase (decrease)	63	$ 723
Year ended October 31, 2020:(a)
Shares sold	2,171	$ 25,000
Shares issued to shareholders in reinvestment of distributions	6	73
Net increase (decrease)	2,177	$ 25,073

(a)	The inception date of the class was August 31, 2020.
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
47

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Total Return Bond Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians, the transfer agent, agent banks, and brokers or by other appropriate auditing procedures when replies from brokers and agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
48	MainStay MacKay Total Return Bond Fund

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2021, the Fund designated approximately $78,840 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
49

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
50	MainStay MacKay Total Return Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
51

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
52	MainStay MacKay Total Return Bond Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
53

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1716155MS180-21	MSTRB11-12/21
(NYLIM) NL229

MainStay Short Term Bond Fund

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 1.0% Initial Sales Charge	With sales charges	1/2/2004	-0.42%	1.44%	1.80%	0.75%
		Excluding sales charges		0.59	2.06	2.11	0.75
Investor Class Shares[2,3]	Maximum 0.5% Initial Sales Charge	With sales charges	2/28/2008	-0.07	1.21	1.61	1.22
		Excluding sales charges		0.44	1.83	1.92	1.22
Class I Shares	No Sales Charge		1/2/1991	0.87	2.35	2.44	0.48
SIMPLE Class Shares	No Sales Charge		8/31/2020	0.18	N/A	0.01	1.47

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to February 28, 2020, the maximum initial sales charge was 3.0%, which is reflected in the average annual total return figures shown.
3.	From June 1, 2015 to June 30, 2020, the maximum initial sales charge was 1.0%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Bloomberg 1-3 Year U.S. Government/Credit Bond Index[1]	-0.05%	1.83%	1.41%
Morningstar U.S. Fund Short-Term Bond Category Average[2]	1.17	2.11	1.84

1.	The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index comprised of investment grade, U.S. dollar denominated, fixed-rate Treasurys, government-related and corporate securities, with maturities of one to three years. Results assume reinvestment of all income.
2.	The Morningstar U.S. Fund Short-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years. These portfolios are attractive to fairly conservative investors, because they are less sensitive to interest rates than portfolios with longer durations. Morningstar calculates monthly breakpoints using the effective duration of the Morningstar Core Bond Index in determining duration assignment. Short-term is defined as 25% to 75% of the three-year average effective duration of the MCBI. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Term Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$996.40	$3.32	$1,021.88	$3.36	0.66%
Investor Class Shares	$1,000.00	$995.50	$4.63	$1,020.57	$4.69	0.92%
Class I Shares	$1,000.00	$998.10	$2.01	$1,023.19	$2.04	0.40%
SIMPLE Class Shares	$1,000.00	$994.20	$5.88	$1,019.31	$5.96	1.17%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2021 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	FFCB, 1.14%-1.90%, due 8/20/29–10/27/31
2.	FHLMC, Multifamily Structured Pass-Through Certificates, 0.729%-1.69%, due 1/25/30–7/25/31
3.	U.S. Treasury Notes, 0.875%-1.25%, due 9/30/26–8/15/31
4.	FHLB, 1.50%-1.62%, due 9/11/29–4/5/30
5.	Citigroup, Inc., 0.981%-1.462%, due 5/1/25–6/9/27
6.	American Honda Finance Corp., 0.55%-2.40%, due 6/27/24–7/12/24
7.	iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF
8.	Discovery Communications LLC, 3.80%, due 3/13/24
9.	JPMorgan Chase & Co., 3.875%, due 2/1/24
10.	Goldman Sachs Group, Inc. (The), 0.925%, due 10/21/24

8	MainStay Short Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Fund’s Subadvisor.
How did MainStay Short Term Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay Short Term Bond Fund returned 0.87%, outperforming the −0.05% return of the Fund’s benchmark, the Bloomberg 1–3 Year U.S. Government/Credit Bond Index (the “Index”). Over the same period, Class I shares underperformed the 1.17% return of the Morningstar U.S. Fund Short-Term Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Relative to the Index, the Fund held overweight positions in U.S. government agencies, corporates, asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) throughout the reporting period. To facilitate these overweight positions, the Fund maintained underweight exposure to the U.S. Treasury sector. Option-adjusted spreads2 on the Index tightened three basis points during the period. (A basis point is one one-hundredth of a percentage point.) The corporate sector made the strongest contribution to the Fund’s relative performance, followed by ABS and CMBS. (Contributions take weightings and total returns into account.) Within the credit sector, the Fund’s underweight position in the noncorporate subcomponent detracted from relative performance. Positioning in the transportation sector, particularly the airlines subcomponent, also detracted slightly from the Fund's relative performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund used interest rate derivatives to keep the duration3 of the Fund in line with its target. These interest rate derivatives had a negative impact on performance.
What was the Fund’s duration strategy during the reporting period?
During the reporting period, the Fund generally maintained a duration close to that of the Index. The Fund adopted a moderately longer duration than the benchmark on one occasion. The long duration position was concentrated in the 5-year part of the yield curve4; this strategy negatively impacted the Fund’s performance. Throughout the reporting period, the Fund was positioned with a shorter duration than the Index in the front end of the yield curve (0-1 year) and a longer duration than the Index in the intermediate part of the curve (2+ years). This strategy had a negative impact on the performance of the Fund. As of October 31, 2021, the Fund’s duration was 1.74 years, compared to a duration of 1.92 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the Fund maintained overweight exposure compared to the Index in the industrial and financial subsectors, both of which were accretive to the Fund’s relative performance. Among industrials, performance in the consumer cyclical and energy subsectors were particularly strong, with bonds issued by Ford Motor Company, Occidental Petroleum and CNH Industrial among the Fund’s strongest performers. Among financials, overweight exposure to the REIT and banking subsectors had the most positive impact on the Fund’s relative performance, particularly holdings in HSBC Holdings, BNP Paribas and National Retail Properties. Within securitized products, ABS was the best performing sector. Within the floating-rate subcomponent of the ABS sector, AAA-rate5 collateralized loan obligations performed best. Within the fixed-rate subcomponent of the ABS sector, equipment and student loan securities were the most accretive to performance. Within the CMBS sector, the Fund’s overweight position relative to the Index in the non-agency subcomponent was also accretive to performance. Conversely, the Fund’s underweight exposure to the sovereign, supranational and foreign agency subsectors detracted slightly from performance. Underweight exposure in the U.S. Treasury sector also detracted from performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
The largest additions to the Fund during the reporting period included bonds issued by Verizon Communications, NatWest Markets, AerCap Ireland Capital/AerCap Global Aviation Trust, OGE Energy and LSEGA Financing. The largest reductions during the same period included bonds issued by AstraZeneca, Wells Fargo,

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
9

AmerisourceBergen, Daimler Finance North America and National Securities Clearing.
How did the Fund’s weightings change during the reporting period?
During the reporting period, the Fund held overweight exposure to the industrial and financial subsectors within the corporate sector. We increased the Fund’s corporate credit allocation during the third quarter of the reporting period. The new issue calendar remained active, offering the Fund an opportunity to introduce new issuers at reasonable concessions to the secondary market. Within the ABS sector, we increased the Fund’s allocation to AAA and AA6 collateralized loan obligations during the first six months of 2021, as the asset class remains one of our highest conviction, risk-adjusted, relative-value plays in investment-grade fixed income. Within the mortgage-backed securities sector, we reduced the Fund’s exposure to non-agency residential mortgage-backed securities in the first quarter of 2021, given stretched valuations combined with uncertainty regarding prepayments on premium-priced assets. Throughout the reporting period, we significantly reduced the Fund’s U.S. government agency exposure, particularly in the callable subcomponent. Interest rates moved materially higher during the reporting period due to increased expectations that the U.S. Federal Reserve would tighten monetary policy more quickly than originally expected. We reduced the Fund’s callable agency exposure, which consists of negatively convex7 assets, and moved into more positively convex assets such as U.S. Treasury securities, which should perform better in a rising rate environment.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2021, the Fund held its most significantly overweight exposure relative to the Index in corporate securities. Within the corporate sector, the Fund held overweight positions in financials, industrials and utilities. The Fund also held overweight positions in ABS and CMBS. As of the same date, the Fund held relatively underweight positions in the sovereign, supranational, foreign agency and foreign local government sectors, as well as in U.S. Treasury securities.
6.	An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Short Term Bond Fund

Portfolio of Investments October 31, 2021†
	Principal Amount	Value
Long-Term Bonds 96.7%
Asset-Backed Securities 20.3%
Other Asset-Backed Securities 20.3%
AIG CLO LLC
Series 2020-1A, Class AR
1.284% (3 Month LIBOR + 1.16%), due 4/15/34 (a)(b)	$ 600,000	$ 600,175
Aligned Data Centers Issuer LLC
Series 2021-1A, Class A2
1.937%, due 8/15/46 (a)	500,000	497,440
Apidos CLO XXX
Series XXXA, Class A2
1.722% (3 Month LIBOR + 1.60%), due 10/18/31 (a)(b)	500,000	500,545
Apidos CLO XXXII
Series 2019-32A, Class A1
1.451% (3 Month LIBOR + 1.32%), due 1/20/33 (a)(b)	500,000	500,206
Aqua Finance Trust (a)
Series 2021-A, Class A
1.54%, due 7/17/46	650,000	645,606
Series 2020-AA, Class A
1.90%, due 7/17/46	469,862	471,848
ARES L CLO Ltd.
Series 2018-50A, Class AR
1.174% (3 Month LIBOR + 1.05%), due 1/15/32 (a)(b)	500,000	500,178
ARES XXXIV CLO Ltd.
Series 2015-2A, Class AR2
1.372% (3 Month LIBOR + 1.25%), due 4/17/33 (a)(b)	500,000	500,235
ARES XXXVIII CLO Ltd.
Series 2015-38A, Class BR
1.532% (3 Month LIBOR + 1.40%), due 4/20/30 (a)(b)	500,000	495,704
Battalion CLO 17 Ltd.
Series 2021-17A, Class A1
1.392% (3 Month LIBOR + 1.26%), due 3/9/34 (a)(b)	250,000	250,701
Battalion CLO Ltd.
Series 2021-21A, Class A
1.312% (3 Month LIBOR + 1.18%), due 7/15/34 (a)(b)	500,000	500,251
Betony CLO 2 Ltd.
Series 2018-1A, Class A1
1.208% (3 Month LIBOR + 1.08%), due 4/30/31 (a)(b)	500,000	500,009
	Principal Amount	Value

Other Asset-Backed Securities (continued)
CAL Funding IV Ltd.
Series 2020-1A, Class A
2.22%, due 9/25/45 (a)	$ 680,938	$ 680,832
Carlyle Global Market Strategies CLO Ltd.
Series 2013-3A, Class A2R
1.524% (3 Month LIBOR + 1.40%), due 10/15/30 (a)(b)	600,000	599,716
Carlyle US CLO Ltd.
Series 2021-5A, Class B
1.731% (3 Month LIBOR + 1.60%), due 7/20/34 (a)(b)	500,000	500,256
Cedar Funding VII CLO Ltd.
Series 2018-7A, Class B
1.532% (3 Month LIBOR + 1.40%), due 1/20/31 (a)(b)	500,000	500,045
Cedar Funding XII CLO Ltd. (a)(b)
Series 2020-12A, Class A1R
(zero coupon) (3 Month LIBOR + 1.13%), due 10/25/34	500,000	500,000
Series 2020-12A, Class A
1.394% (3 Month LIBOR + 1.27%), due 10/25/32	400,000	400,126
College Avenue Student Loans LLC (a)
Series 2021-A, Class A2
1.60%, due 7/25/51	417,046	411,412
Series 2021-B, Class B
1.76%, due 6/25/52	313,052	310,139
Cook Park CLO Ltd.
Series 2018-1A, Class B
1.522% (3 Month LIBOR + 1.40%), due 4/17/30 (a)(b)	500,000	500,046
Dewolf Park CLO Ltd.
Series 2017-1A, Class BR
1.574% (3 Month LIBOR + 1.45%), due 10/15/30 (a)(b)	500,000	500,022
EDvestinU Private Education Loan Issue No. LLC
Series 2021-A, Class A
1.80%, due 11/25/45 (a)	439,236	434,876
ELFI Graduate Loan Program LLC
Series 2021-A, Class A
1.53%, due 12/26/46 (a)	400,000	398,753
Elmwood CLO VI Ltd.
Series 2020-3A, Class AR
1.284% (3 Month LIBOR + 1.16%), due 10/20/34 (a)(b)	500,000	500,196
Global SC Finance SRL
Series 2021-2A, Class A
1.95%, due 8/17/41 (a)	392,569	390,738

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Laurel Road Prime Student Loan Trust
Series 2020-A, Class A2FX
1.40%, due 11/25/50 (a)	$ 304,380	$ 302,090
Magnetite XVIII Ltd.
Series 2016-18A, Class AR
1.205% (3 Month LIBOR + 1.08%), due 11/15/28 (a)(b)	250,000	250,006
Magnetite XXXI Ltd.
Series 2021-31A, Class A1
1.209% (3 Month LIBOR + 1.10%), due 7/15/34 (a)(b)	400,000	400,134
MVW Owner Trust
Series 2017-1A, Class A
2.42%, due 12/20/34 (a)	41,585	42,203
Navient Private Education Refi Loan Trust (a)
Series 2020-GA, Class A
1.17%, due 9/16/69	150,813	150,774
Series 2020-FA, Class A
1.22%, due 7/15/69	114,345	114,205
Neuberger Berman CLO XIV Ltd.
Series 2013-14A, Class BR2
1.636% (3 Month LIBOR + 1.50%), due 1/28/30 (a)(b)	500,000	500,088
Neuberger Berman Loan Advisers CLO 32 Ltd.
Series 2019-32A, Class BR
1.524% (3 Month LIBOR + 1.40%), due 1/20/32 (a)(b)	500,000	498,392
Neuberger Berman Loan Advisers CLO 33 Ltd.
Series 2019-33A, Class BR
1.722% (3 Month LIBOR + 1.60%), due 10/16/33 (a)(b)	500,000	499,999
Neuberger Berman Loan Advisers CLO 37 Ltd.
Series 2020-37A, Class BR
1.582% (3 Month LIBOR + 1.45%), due 7/20/31 (a)(b)	500,000	500,091
Oaktree CLO Ltd.
Series 2015-1A, Class A2BR
1.482% (3 Month LIBOR + 1.35%), due 10/20/27 (a)(b)	500,000	500,137
OZLM VI Ltd.
Series 2014-6A, Class A1S
1.202% (3 Month LIBOR + 1.08%), due 4/17/31 (a)(b)	492,601	492,623
Palmer Square CLO Ltd.
Series 2015-2A, Class A2R2
1.681% (3 Month LIBOR + 1.55%), due 7/20/30 (a)(b)	500,000	500,286
	Principal Amount	Value

Other Asset-Backed Securities (continued)
Palmer Square Loan Funding Ltd.
Series 2021-3A, Class A2
1.571% (3 Month LIBOR + 1.40%), due 7/20/29 (a)(b)	$ 500,000	$ 500,238
Regatta XV Funding Ltd.
Series 2018-4A, Class A1
1.354% (3 Month LIBOR + 1.23%), due 10/25/31 (a)(b)	465,000	465,669
Romark CLO IV Ltd.
Series 2021-4A, Class A1
1.32% (3 Month LIBOR + 1.17%), due 7/10/34 (a)(b)	500,000	500,316
Silver Creek CLO Ltd.
Series 2014-1A, Class AR
1.371% (3 Month LIBOR + 1.24%), due 7/20/30 (a)(b)	492,694	493,163
Sixth Street CLO XVII Ltd.
Series 2021-17A, Class A
1.371% (3 Month LIBOR + 1.24%), due 1/20/34 (a)(b)	300,000	300,664
Triton Container Finance VIII LLC
Series 2020-1A, Class A
2.11%, due 9/20/45 (a)	680,936	680,550
Vantage Data Centers LLC
Series 2020-1A, Class A2
1.645%, due 9/15/45 (a)	350,000	345,982
Vibrant CLO X Ltd.
Series 2018-10A, Class A1
1.331% (3 Month LIBOR + 1.20%), due 10/20/31 (a)(b)	500,000	498,434
Voya CLO Ltd. (a)(b)
Series 2021-2A, Class A
1.286% (3 Month LIBOR + 1.15%), due 10/20/34	500,000	500,124
Series 2019-1A, Class BR
1.674% (3 Month LIBOR + 1.55%), due 4/15/31	500,000	496,815
Total Asset-Backed Securities (Cost $22,135,977)		22,123,038
Corporate Bonds 55.8%
Aerospace & Defense 1.1%
Boeing Co. (The)
2.70%, due 5/1/22	1,175,000	1,186,779

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Short Term Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Apparel 0.1%
Ralph Lauren Corp.
1.70%, due 6/15/22	$ 150,000	$ 151,239
Auto Manufacturers 5.5%
American Honda Finance Corp.
0.55%, due 7/12/24	700,000	692,246
2.40%, due 6/27/24	950,000	985,989
BMW US Capital LLC
3.45%, due 4/12/23 (a)	950,000	988,492
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	275,000	279,730
3.664%, due 9/8/24	600,000	621,000
General Motors Financial Co., Inc.
1.05%, due 3/8/24	750,000	748,390
Hyundai Capital America
1.30%, due 1/8/26 (a)	750,000	731,384
Nissan Motor Acceptance Co. LLC
1.125%, due 9/16/24 (a)	750,000	744,069
Volkswagen Group of America Finance LLC
1.25%, due 11/24/25 (a)	200,000	196,870
		5,988,170
Auto Parts & Equipment 0.5%
Aptiv Corp.
4.15%, due 3/15/24	525,000	560,086
Banks 14.9%
Banco Santander SA
2.746%, due 5/28/25	200,000	207,850
Bank of America Corp.
4.20%, due 8/26/24	700,000	757,336
Bank of Nova Scotia (The)
3.40%, due 2/11/24	525,000	554,077
BNP Paribas SA
4.25%, due 10/15/24	850,000	926,951
Citigroup, Inc. (c)
0.981%, due 5/1/25	500,000	497,798
1.462%, due 6/9/27	1,200,000	1,182,159
Credit Suisse AG
1.25%, due 8/7/26	850,000	832,011
Goldman Sachs Group, Inc. (The)
0.925%, due 10/21/24 (c)	1,275,000	1,273,636
HSBC Holdings plc
4.25%, due 8/18/25	1,075,000	1,165,599
	Principal Amount	Value

Banks (continued)
JPMorgan Chase & Co.
3.875%, due 2/1/24	$ 1,200,000	$ 1,280,532
Lloyds Banking Group plc
0.695% (1 Year Treasury Constant Maturity Rate + 0.55%), due 5/11/24 (b)	550,000	549,255
Mizuho Financial Group, Inc.
0.964% (3 Month LIBOR + 0.85%), due 9/13/23 (b)	1,075,000	1,081,785
Morgan Stanley
0.79%, due 5/30/25 (c)	1,100,000	1,088,170
NatWest Markets plc
0.80%, due 8/12/24 (a)	1,200,000	1,188,326
Standard Chartered plc
0.991% (1 Year Treasury Constant Maturity Rate + 0.78%), due 1/12/25 (a)(b)	450,000	446,136
Sumitomo Mitsui Financial Group, Inc.
2.696%, due 7/16/24	950,000	990,070
Sumitomo Mitsui Trust Bank Ltd.
0.80%, due 9/16/24 (a)	750,000	743,740
Toronto-Dominion Bank (The)
0.70%, due 9/10/24	750,000	744,257
Truist Financial Corp.
1.267%, due 3/2/27 (c)	175,000	172,470
UBS Group AG
1.364% (1 Year Treasury Constant Maturity Rate + 1.08%), due 1/30/27 (a)(b)	525,000	515,242
		16,197,400
Beverages 0.8%
Coca-Cola Europacific Partners plc
0.80%, due 5/3/24 (a)	850,000	841,221
Chemicals 1.2%
Dow Chemical Co. (The)
3.625%, due 5/15/26	500,000	542,142
Nutrien Ltd.
3.625%, due 3/15/24	750,000	792,162
		1,334,304
Diversified Financial Services 4.2%
AerCap Ireland Capital DAC
1.65%, due 10/29/24	1,100,000	1,102,479
AIG Global Funding
0.90%, due 9/22/25 (a)	175,000	170,852
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Air Lease Corp.
0.80%, due 8/18/24	$ 650,000	$ 639,365
Aircastle Ltd.
2.85%, due 1/26/28 (a)	400,000	402,759
Antares Holdings LP
3.95%, due 7/15/26 (a)	250,000	260,587
ARES Finance Co. LLC
4.00%, due 10/8/24 (a)	525,000	553,430
BOC Aviation USA Corp.
1.625%, due 4/29/24 (a)	450,000	450,789
LSEGA Financing plc
0.65%, due 4/6/24 (a)	1,000,000	990,754
		4,571,015
Electric 4.8%
CenterPoint Energy, Inc.
0.699% (SOFR + 0.65%), due 5/13/24 (b)	675,000	675,638
DTE Energy Co.
Series F
1.05%, due 6/1/25	200,000	197,500
Eversource Energy
Series T
0.299% (SOFR + 0.25%), due 8/15/23 (b)	750,000	748,785
NextEra Energy Capital Holdings, Inc.
0.45% (SOFR + 0.40%), due 11/3/23 (b)	1,000,000	1,000,570
OGE Energy Corp.
0.703%, due 5/26/23	1,000,000	998,133
Pacific Gas and Electric Co.
1.75%, due 6/16/22	425,000	423,981
Pinnacle West Capital Corp.
1.30%, due 6/15/25	350,000	346,995
Southern California Edison Co.
1.10%, due 4/1/24	625,000	626,387
Series 20C
1.20%, due 2/1/26	175,000	172,624
		5,190,613
Electronics 0.3%
Flex Ltd.
3.75%, due 2/1/26	350,000	376,163
Gas 1.0%
CenterPoint Energy Resources Corp.
0.70%, due 3/2/23	375,000	373,953
	Principal Amount	Value

Gas (continued)
Eastern Energy Gas Holdings LLC
3.55%, due 11/1/23	$ 650,000	$ 680,793
		1,054,746
Healthcare-Services 1.6%
Humana, Inc.
0.65%, due 8/3/23	1,000,000	998,929
Laboratory Corp. of America Holdings
3.25%, due 9/1/24	650,000	687,170
		1,686,099
Household Products & Wares 0.7%
Avery Dennison Corp.
0.85%, due 8/15/24	750,000	744,942
Housewares 0.2%
Newell Brands, Inc.
4.35%, due 4/1/23 (d)	205,000	213,495
Insurance 1.3%
Aon plc
3.50%, due 6/14/24	525,000	556,526
Brighthouse Financial Global Funding
1.00%, due 4/12/24 (a)	125,000	124,709
Metropolitan Life Global Funding I
3.60%, due 1/11/24 (a)	390,000	413,456
Principal Life Global Funding II
0.429% (SOFR + 0.38%), due 8/23/24 (a)(b)	350,000	350,596
		1,445,287
Iron & Steel 0.1%
Steel Dynamics, Inc.
2.40%, due 6/15/25	125,000	128,796
Machinery-Diversified 0.9%
CNH Industrial NV
4.50%, due 8/15/23	935,000	993,269
Media 1.9%
Charter Communications Operating LLC
Series USD
4.50%, due 2/1/24	700,000	750,693
Discovery Communications LLC
3.80%, due 3/13/24	1,250,000	1,325,700
		2,076,393

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Short Term Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing 0.7%
Siemens Financieringsmaatschappij NV
0.65%, due 3/11/24 (a)	$ 800,000	$ 796,731
Oil & Gas 1.5%
BP Capital Markets America, Inc.
3.216%, due 11/28/23	730,000	764,392
Pioneer Natural Resources Co.
0.55%, due 5/15/23	850,000	847,306
		1,611,698
Oil & Gas Services 0.7%
Schlumberger Holdings Corp.
3.75%, due 5/1/24 (a)	750,000	795,259
Packaging & Containers 0.4%
Berry Global, Inc.
0.95%, due 2/15/24	400,000	397,308
Pharmaceuticals 2.3%
AbbVie, Inc.
3.80%, due 3/15/25	180,000	193,998
Bayer US Finance II LLC
3.875%, due 12/15/23 (a)	930,000	981,827
CVS Health Corp.
3.375%, due 8/12/24	920,000	973,519
Viatris, Inc.
1.125%, due 6/22/22 (a)	350,000	351,210
		2,500,554
Pipelines 1.9%
Energy Transfer LP
5.875%, due 3/1/22	750,000	753,201
Kinder Morgan Energy Partners LP
4.15%, due 2/1/24	750,000	795,400
Plains All American Pipeline LP
3.85%, due 10/15/23	525,000	549,624
		2,098,225
Real Estate Investment Trusts 3.0%
American Campus Communities Operating Partnership LP
3.30%, due 7/15/26	775,000	821,964
National Retail Properties, Inc.
3.90%, due 6/15/24	950,000	1,011,969
Regency Centers LP
3.90%, due 11/1/25	700,000	753,674
	Principal Amount	Value

Real Estate Investment Trusts (continued)
VEREIT Operating Partnership LP
4.60%, due 2/6/24	$ 600,000	$ 640,957
		3,228,564
Retail 0.6%
7-Eleven, Inc.
0.80%, due 2/10/24 (a)	700,000	695,186
Semiconductors 0.8%
Skyworks Solutions, Inc.
0.90%, due 6/1/23	900,000	900,127
Software 0.8%
VMware, Inc.
1.00%, due 8/15/24	850,000	851,076
Telecommunications 2.0%
NTT Finance Corp.
0.373%, due 3/3/23 (a)	750,000	749,082
T-Mobile US, Inc.
2.05%, due 2/15/28	150,000	148,752
Verizon Communications, Inc.
0.75%, due 3/22/24	1,250,000	1,246,568
		2,144,402
Total Corporate Bonds (Cost $60,481,653)		60,759,147
Foreign Government Bonds 0.5%
Norway 0.1%
Equinor ASA
1.75%, due 1/22/26	125,000	126,771
Supranational 0.4%
International Bank for Reconstruction & Development
0.85%, due 2/10/27	375,000	361,671
Total Foreign Government Bonds (Cost $499,622)		488,442
Mortgage-Backed Securities 8.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 8.3%
BB-UBS Trust
Series 2012-TFT, Class A
2.892%, due 6/5/30 (a)	208,980	209,154
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2021† (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BFLD Trust
Series 2021-FPM, Class A
1.691% (1 Month LIBOR + 1.60%), due 6/15/38 (a)(b)	$ 700,000	$ 699,789
BWAY Mortgage Trust
Series 2013-1515, Class A2
3.454%, due 3/10/33 (a)	425,000	449,249
BX Commercial Mortgage Trust (a)(b)
Series 2019-IMC, Class A
1.09% (1 Month LIBOR + 1.00%), due 4/15/34	500,000	499,698
Series 2019-IMC, Class B
1.39% (1 Month LIBOR + 1.30%), due 4/15/34	175,000	174,561
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class A
1.16% (1 Month LIBOR + 1.07%), due 12/15/37 (a)(b)	500,000	500,001
COMM Mortgage Trust
Series 2013-SFS, Class A2
2.987%, due 4/12/35 (a)(e)	600,000	610,715
FHLMC, Multifamily Structured Pass-Through Certificates (e)
REMIC, Series K131, Class X1
0.729%, due 7/25/31	7,999,350	505,056
REMIC, Series K123, Class X1
0.775%, due 12/25/30	11,990,042	729,310
REMIC, Series K122, Class X1
0.883%, due 11/25/30	4,095,933	280,978
REMIC, Series K120, Class X1
1.039%, due 10/25/30	9,235,251	729,464
REMIC, Series K112, Class X1
1.432%, due 5/25/30	3,626,071	389,132
REMIC, Series K107, Class X1
1.591%, due 1/25/30	6,292,374	721,371
REMIC, Series K108, Class X1
1.69%, due 3/25/30	5,798,843	718,311
GS Mortgage Securities Corp. II
Series 2012-BWTR, Class A
2.954%, due 11/5/34 (a)	500,000	505,893
Houston Galleria Mall Trust
Series 2015-HGLR, Class A1A1
3.087%, due 3/5/37 (a)	500,000	517,625
Queens Center Mortgage Trust
Series 2013-QCA, Class A
3.275%, due 1/11/37 (a)	500,000	517,830
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
WFLD Mortgage Trust
Series 2014-MONT, Class A
3.755%, due 8/10/31 (a)(e)	$ 300,000	$ 311,909
Total Mortgage-Backed Securities (Cost $9,095,523)		9,070,046
U.S. Government & Federal Agencies 11.8%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.3%
FFCB
1.14%, due 8/20/29	1,500,000	1,448,178
1.55%, due 7/26/30	1,500,000	1,479,036
1.70%, due 4/28/31	1,425,000	1,402,664
1.73%, due 9/22/31	1,500,000	1,482,827
1.84%, due 10/27/31	750,000	743,602
1.90%, due 10/21/30	550,000	548,367
FHLB
1.50%, due 9/11/29	1,000,000	981,865
1.62%, due 4/5/30	975,000	964,155
		9,050,694
United States Treasury Notes 3.5%
U.S. Treasury Notes
0.875%, due 9/30/26	1,000,000	985,390
1.25%, due 9/30/28	1,855,000	1,829,204
1.25%, due 8/15/31	1,025,000	996,012
		3,810,606
Total U.S. Government & Federal Agencies (Cost $13,009,092)		12,861,300
Total Long-Term Bonds (Cost $105,221,867)		105,301,973

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Short Term Bond Fund

	Shares	Value
Exchange-Traded Fund 1.4%
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	28,094	$ 1,525,504
Total Exchange-Traded Fund (Cost $1,541,799)		1,525,504
Total Investments (Cost $106,763,666)	98.1%	106,827,477
Other Assets, Less Liabilities	1.9	2,055,383
Net Assets	100.0%	$ 108,882,860

†	Percentages indicated are based on Fund net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2021.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2021.
(d)	Step coupon—Rate shown was the rate in effect as of October 31, 2021.
(e)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2021.
Futures Contracts
As of October 31, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	139	December 2021	$ 30,607,174	$ 30,475,750	$ (131,424)
Short Contracts
U.S. Treasury 5 Year Notes	(88)	December 2021	(10,823,462)	(10,714,000)	109,462
U.S. Treasury 10 Year Notes	(48)	December 2021	(6,371,971)	(6,273,750)	98,221
U.S. Treasury 10 Year Ultra Bonds	(29)	December 2021	(4,246,644)	(4,205,907)	40,737
Total Short Contracts					248,420
Net Unrealized Appreciation					$ 116,996

1.	As of October 31, 2021, cash in the amount of $173,351 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2021.

Abbreviation(s):
CLO—Collateralized Loan Obligation
CNH—Chinese Offshore Yuan
ETF—Exchange-Traded Fund
FFCB—Federal Farm Credit Bank
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2021† (continued)
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
TBD—To Be Determined
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 22,123,038	$ —	$ 22,123,038
Corporate Bonds	—	60,759,147	—	60,759,147
Foreign Government Bonds	—	488,442	—	488,442
Mortgage-Backed Securities	—	9,070,046	—	9,070,046
U.S. Government & Federal Agencies	—	12,861,300	—	12,861,300
Total Long-Term Bonds	—	105,301,973	—	105,301,973
Exchange-Traded Fund	1,525,504	—	—	1,525,504
Total Investments in Securities	1,525,504	105,301,973	—	106,827,477
Other Financial Instruments
Futures Contracts (b)	248,420	—	—	248,420
Total Investments in Securities and Other Financial Instruments	$ 1,773,924	$ 105,301,973	$ —	$ 107,075,897
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (131,424)	$ —	$ —	$ (131,424)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Short Term Bond Fund

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in securities, at value (identified cost $106,763,666)	$106,827,477
Cash	2,415,116
Cash collateral on deposit at broker for futures contracts	173,351
Receivables:
Investment securities sold	1,118,455
Interest	427,648
Fund shares sold	29,670
Manager (See Note 3)	9,332
Other assets	31,294
Total assets	111,032,343
Liabilities
Payables:
Investment securities purchased	1,767,405
Fund shares redeemed	299,437
Transfer agent (See Note 3)	17,058
Variation margin on futures contracts	16,657
NYLIFE Distributors (See Note 3)	13,744
Professional fees	12,686
Shareholder communication	11,807
Custodian	2,487
Trustees	110
Accrued expenses	6,818
Distributions payable	1,274
Total liabilities	2,149,483
Net assets	$108,882,860
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 11,126
Additional paid-in-capital	108,546,674
108,557,800
Total distributable earnings (loss)	325,060
Net assets	$108,882,860
Class A
Net assets applicable to outstanding shares	$60,443,687
Shares of beneficial interest outstanding	6,179,557
Net asset value per share outstanding	$ 9.78
Maximum sales charge (1.00% of offering price)	0.10
Maximum offering price per share outstanding	$ 9.88
Investor Class
Net assets applicable to outstanding shares	$ 3,123,563
Shares of beneficial interest outstanding	317,215
Net asset value per share outstanding	$ 9.85
Maximum sales charge (0.50% of offering price)	0.05
Maximum offering price per share outstanding	$ 9.90
Class I
Net assets applicable to outstanding shares	$45,290,618
Shares of beneficial interest outstanding	4,626,458
Net asset value and offering price per share outstanding	$ 9.79
SIMPLE Class
Net assets applicable to outstanding shares	$ 24,992
Shares of beneficial interest outstanding	2,538
Net asset value and offering price per share outstanding	$ 9.85

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Interest	$1,382,661
Dividends	27,916
Other	1,442
Total income	1,412,019
Expenses
Manager (See Note 3)	247,890
Distribution/Service—Class A (See Note 3)	139,940
Distribution/Service—Investor Class (See Note 3)	8,441
Distribution/Service—SIMPLE Class (See Note 3)	124
Transfer agent (See Note 3)	90,301
Registration	79,915
Professional fees	60,805
Custodian	27,958
Shareholder communication	16,479
Trustees	2,261
Miscellaneous	14,014
Total expenses before waiver/reimbursement	688,128
Expense waiver/reimbursement from Manager (See Note 3)	(89,806)
Net expenses	598,322
Net investment income (loss)	813,697
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(56,668)
Futures transactions	283,519
Net realized gain (loss)	226,851
Net change in unrealized appreciation (depreciation) on:
Investments	(685,448)
Futures contracts	61,562
Net change in unrealized appreciation (depreciation)	(623,886)
Net realized and unrealized gain (loss)	(397,035)
Net increase (decrease) in net assets resulting from operations	$ 416,662
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Short Term Bond Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 813,697	$ 1,978,995
Net realized gain (loss)	226,851	12,270,458
Net change in unrealized appreciation (depreciation)	(623,886)	(12,608,886)
Net increase (decrease) in net assets resulting from operations	416,662	1,640,567
Distributions to shareholders:
Class A	(4,530,754)	(985,038)
Investor Class	(306,970)	(114,145)
Class I	(2,904,018)	(3,110,582)
SIMPLE Class	(2,239)	(26)
Total distributions to shareholders	(7,743,981)	(4,209,791)
Capital share transactions:
Net proceeds from sales of shares	102,736,580	101,741,689
Net asset value of shares issued to shareholder in reinvestment of distributions	7,660,736	4,173,588
Cost of shares redeemed	(74,370,352)	(340,777,292)
Increase (decrease) in net assets derived from capital share transactions	36,026,964	(234,862,015)
Net increase (decrease) in net assets	28,699,645	(237,431,239)
Net Assets
Beginning of year	80,183,215	317,614,454
End of year	$108,882,860	$ 80,183,215
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.72	$ 10.91	$ 10.09	$ 10.66	$ 11.01
Net investment income (loss)	0.07(a)	0.15	0.27	0.24	0.23
Net realized and unrealized gain (loss)	(0.01)	0.05	0.82	(0.54)	(0.22)
Total from investment operations	0.06	0.20	1.09	(0.30)	0.01
Less distributions:
From net investment income	(0.08)	(0.17)	(0.27)	(0.24)	(0.23)
From net realized gain on investments	(0.92)	(0.22)	—	(0.03)	(0.13)
Total distributions	(1.00)	(0.39)	(0.27)	(0.27)	(0.36)
Net asset value at end of year	$ 9.78	$ 10.72	$ 10.91	$ 10.09	$ 10.66
Total investment return (b)	0.59%	2.00%	10.77%	(2.82)%	0.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.70%	1.32%	2.50%	2.26%	2.13%
Net expenses (c)	0.72%	0.72%	0.60%	0.63%	0.71%
Expenses (before waiver/reimbursement) (c)	0.77%	0.75%	0.60%	0.63%	0.71%
Portfolio turnover rate	236%	299%(d)	75%(d)	103%(d)	89%(d)
Net assets at end of year (in 000’s)	$ 60,444	$ 43,452	$ 23,771	$ 17,506	$ 22,258

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 298%, 72%, 72% and 82% for the years ended October 31, 2020, 2019, 2018 and 2017, respectively.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.79	$ 10.97	$ 10.15	$ 10.71	$ 11.06
Net investment income (loss)	0.05(a)	0.13	0.23	0.21	0.22
Net realized and unrealized gain (loss)	—	0.06	0.82	(0.53)	(0.23)
Total from investment operations	0.05	0.19	1.05	(0.32)	(0.01)
Less distributions:
From net investment income	(0.07)	(0.15)	(0.23)	(0.21)	(0.21)
From net realized gain on investments	(0.92)	(0.22)	—	(0.03)	(0.13)
Total distributions	(0.99)	(0.37)	(0.23)	(0.24)	(0.34)
Net asset value at end of year	$ 9.85	$ 10.79	$ 10.97	$ 10.15	$ 10.71
Total investment return (b)	0.44%	1.76%	10.46%	(2.99)%	(0.01)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51%	1.18%	2.18%	1.98%	1.92%
Net expenses (c)	0.92%	0.92%	0.92%	0.92%	0.92%
Expenses (before waiver/reimbursement) (c)	1.29%	1.22%	1.12%	1.13%	0.98%
Portfolio turnover rate	236%	299%(d)	75%(d)	103%(d)	89%(d)
Net assets at end of year (in 000's)	$ 3,124	$ 3,376	$ 3,433	$ 2,850	$ 3,094

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 298%, 72%, 72% and 82% for the years ended October 31, 2020, 2019, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Short Term Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 10.74	$ 10.92	$ 10.10	$ 10.67	$ 11.02
Net investment income (loss)	0.10(a)	0.25	0.29	0.25	0.28
Net realized and unrealized gain (loss)	(0.01)	(0.01)	0.82	(0.52)	(0.23)
Total from investment operations	0.09	0.24	1.11	(0.27)	0.05
Less distributions:
From net investment income	(0.12)	(0.20)	(0.29)	(0.27)	(0.27)
From net realized gain on investments	(0.92)	(0.22)	—	(0.03)	(0.13)
Total distributions	(1.04)	(0.42)	(0.29)	(0.30)	(0.40)
Net asset value at end of year	$ 9.79	$ 10.74	$ 10.92	$ 10.10	$ 10.67
Total investment return (b)	0.87%	2.29%	11.14%	(2.57)%	0.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02%	1.78%	2.77%	2.58%	2.44%
Net expenses (c)	0.40%	0.40%	0.35%	0.37%	0.40%
Expenses (before waiver/reimbursement) (c)	0.52%	0.48%	0.35%	0.37%	0.46%
Portfolio turnover rate	236%	299%(d)	75%(d)	103%(d)	89%(d)
Net assets at end of year (in 000’s)	$ 45,291	$ 33,330	$ 290,411	$ 285,216	$ 109,750

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 298%, 72%, 72% and 82% for the years ended October 31, 2020, 2019, 2018 and 2017, respectively.

	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class	2021	2020
Net asset value at beginning of period	$ 10.79	$ 10.82*
Net investment income (loss)	0.03(a)	0.01
Net realized and unrealized gain (loss)	(0.01)	(0.03)
Total from investment operations	0.02	(0.02)
Less distributions:
From net investment income	(0.04)	(0.01)
From net realized gain on investments	(0.92)	—
Total distributions	(0.96)	(0.01)
Net asset value at end of period	$ 9.85	$ 10.79
Total investment return (b)	0.18%	(0.17)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.27%	0.38%††
Net expenses (c)	1.17%	1.17%††
Expenses (before waiver/reimbursement) (c)	1.54%	1.55%††
Portfolio turnover rate	236%	299%(d)
Net assets at end of period (in 000’s)	$ 25	$ 25

^	Inception date.
*	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate not including mortgage dollar rolls was 298% for the year ended October 31, 2020.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Short Term Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class I	January 2, 1991
SIMPLE Class	August 31, 2020
Class R6	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. Class I and SIMPLE Class shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and SIMPLE Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income consistent with capital preservation.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

24	MainStay Short Term Bond Fund

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity
25

Notes to Financial Statements (continued)
securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60

26	MainStay Short Term Bond Fund

days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2021, are shown in the Portfolio of Investments.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2021, the Fund did not have any portfolio securities on loan.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
27

Notes to Financial Statements (continued)
(J) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(K) Debt Securities Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund is subject to interest-rate risk and its holdings in bonds can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(L) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(M) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(N) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.

28	MainStay Short Term Bond Fund

The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund's securities as well as help manage the duration and yield curve positioning of the portolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of October 31, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$248,420	$248,420
Total Fair Value	$248,420	$248,420

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(131,424)	$(131,424)
Total Fair Value	$(131,424)	$(131,424)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$283,519	$283,519
Total Net Realized Gain (Loss)	$283,519	$283,519

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$61,562	$61,562
Total Net Change in Unrealized Appreciation (Depreciation)	$61,562	$61,562

Average Notional Amount	Total
Futures Contracts Long	$ 28,548,464
Futures Contracts Short	$(21,981,856)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the year ended October 31, 2021, the effective management fee rate was 0.25% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; Class I, 0.40% and SIMPLE Class, 1.17%. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $247,890 and waived fees and/or reimbursed expenses in the amount of $89,806 and paid the Subadvisor fees in the amount of $79,041.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For
29

Notes to Financial Statements (continued)
providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the SIMPLE Class Plan, SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $1,546 and $6, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Investor Class shares during the year ended October 31, 2021, of $17,981 and $22, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$41,167	$—
Investor Class	19,859	—
Class I	29,127	—
SIMPLE Class	148	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$24,962	99.9%
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$106,795,683	$586,330	$(559,419)	$26,911
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$26,188	$271,388	$(1,274)	$28,758	$325,060
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the mark to market of futures contracts

30	MainStay Short Term Bond Fund

and cumulative bond amortization adjustment. The other temporary differences are primarily due to wash sales and dividends payable.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$3,910,597	$3,620,275
Long-Term Capital Gains	3,833,384	589,516
Total	$7,743,981	$4,209,791
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,637 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of U.S. government securities were $144,963 and $148,076, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $112,879 and $79,821 respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	6,267,414	$ 62,326,081
Shares issued to shareholders in reinvestment of distributions	456,726	4,505,179
Shares redeemed	(4,664,488)	(46,192,645)
Net increase (decrease) in shares outstanding before conversion	2,059,652	20,638,615
Shares converted into Class A (See Note 1)	68,485	675,884
Shares converted from Class A (See Note 1)	(356)	(3,504)
Net increase (decrease)	2,127,781	$ 21,310,995
Year ended October 31, 2020:
Shares sold	3,064,011	$ 32,464,295
Shares issued to shareholders in reinvestment of distributions	91,320	969,261
Shares redeemed	(1,337,274)	(14,165,355)
Net increase (decrease) in shares outstanding before conversion	1,818,057	19,268,201
Shares converted into Class A (See Note 1)	58,281	618,638
Shares converted from Class A (See Note 1)	(4,184)	(43,689)
Net increase (decrease)	1,872,154	$ 19,843,150

31

Notes to Financial Statements (continued)
Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	115,111	$ 1,149,157
Shares issued to shareholders in reinvestment of distributions	30,321	301,216
Shares redeemed	(73,332)	(736,599)
Net increase (decrease) in shares outstanding before conversion	72,100	713,774
Shares converted into Investor Class (See Note 1)	354	3,504
Shares converted from Investor Class (See Note 1)	(68,020)	(675,884)
Net increase (decrease)	4,434	$ 41,394
Year ended October 31, 2020:
Shares sold	132,232	$ 1,390,248
Shares issued to shareholders in reinvestment of distributions	10,491	112,091
Shares redeemed	(89,128)	(950,967)
Net increase (decrease) in shares outstanding before conversion	53,595	551,372
Shares converted into Investor Class (See Note 1)	4,156	43,689
Shares converted from Investor Class (See Note 1)	(57,916)	(618,638)
Net increase (decrease)	(165)	$ (23,577)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	3,953,859	$ 39,261,342
Shares issued to shareholders in reinvestment of distributions	288,798	2,852,102
Shares redeemed	(2,720,084)	(27,441,108)
Net increase (decrease)	1,522,573	$ 14,672,336
Year ended October 31, 2020:
Shares sold	6,369,691	$ 67,862,146
Shares issued to shareholders in reinvestment of distributions	291,166	3,092,210
Shares redeemed	(30,159,210)	(325,660,970)
Net increase (decrease)	(23,498,353)	$(254,706,614)

SIMPLE Class	Shares	Amount
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	225	$ 2,239
Net increase (decrease)	225	$ 2,239
Period ended October 31, 2020:(a)
Shares sold	2,311	$ 25,000
Shares issued to shareholders in reinvestment of distributions	2	26
Net increase (decrease)	2,313	$ 25,026

(a)	The inception date of the class was August 31, 2020.
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay Short Term Bond Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Short Term Bond Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
33

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $3,833,384 as long term capital gain distributions.
For the fiscal year ended October 31, 2021, the Fund designated approximately $43,160 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2021 should be multiplied by 0.62% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
34	MainStay Short Term Bond Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
36	MainStay Short Term Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
37

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
38	MainStay Short Term Bond Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1716014MS180-21	MSSTB11-12/21
(NYLIM) NL228

MainStay U.S. Government Liquidity Fund

Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Cost in Dollars of a $1,000 Investment in MainStay U.S. Government Liquidity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class I Shares	$1,000.00	$1,000.10	$0.10	$1,025.10	$0.10	0.02%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
4	MainStay U.S. Government Liquidity Fund

Portfolio Composition as of October 31, 2021 (Unaudited)
U.S. Treasury Debt	100.0%
Other Assets, Less Liabilities	0.0‡
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 6 for specific holdings within these categories. The Fund's holdings are subject to change.

5

Portfolio of Investments October 31, 2021†
	Principal Amount	Value
Short-Term Investments 100.0%
U.S. Treasury Debt 100.0%
U.S. Treasury Bills (a)
0.035%, due 11/12/21	$ 183,800,000	$ 183,798,034
0.035%, due 11/16/21	24,934,000	24,933,636
0.039%, due 11/30/21	731,734,000	731,711,269
0.04%, due 11/23/21	200,000,000	199,995,111
0.046%, due 11/26/21	183,316,000	183,310,170
0.048%, due 11/4/21	76,919,000	76,918,691
0.049%, due 1/4/22	22,429,000	22,427,050
0.05%, due 11/1/21	9,303,000	9,303,000
0.053%, due 11/2/21	64,105,000	64,104,907
0.06%, due 12/30/21	200,000,000	199,980,333
0.062%, due 12/7/21	138,681,000	138,672,377
0.062%, due 12/28/21	239,322,000	239,298,331
0.064%, due 11/9/21	432,487,000	432,480,808
0.068%, due 12/16/21	12,335,000	12,333,952
Total Short-Term Investments (Cost $2,519,267,669)	100.0%	2,519,267,669
Other Assets, Less Liabilities	0.0‡	790,984
Net Assets	100.0%	$ 2,520,058,653

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Interest rate shown represents yield to maturity.
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
U.S. Treasury Debt	$ —	$ 2,519,267,669	$ —	$ 2,519,267,669

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
6	MainStay U.S. Government Liquidity Fund

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in securities, at value (amortized cost $2,519,267,669)	$2,519,267,669
Cash	853,522
Other assets	154,416
Total assets	2,520,275,607
Liabilities
Payables:
Manager (See Note 3)	168,452
Professional fees	27,292
Shareholder communication	13,238
Custodian	2,727
Accrued expenses	5,245
Total liabilities	216,954
Net assets	$2,520,058,653
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 2,519,905
Additional paid-in-capital	2,517,485,765
2,520,005,670
Total distributable earnings (loss)	52,983
Net assets	$2,520,058,653
Class I
Net assets applicable to outstanding shares	$2,520,058,653
Shares of beneficial interest outstanding	2,519,905,170
Net asset value per share outstanding	$ 1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
7

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Interest	$ 570,560
Expenses
Manager (See Note 3)	1,531,668
Professional fees	120,549
Trustees	26,587
Custodian	24,927
Insurance	6,794
Shareholder communication	5,725
Miscellaneous	13,624
Total expenses before waiver/reimbursement	1,729,874
Expense waiver/reimbursement from Manager (See Note 3)	(1,289,093)
Net expenses	440,781
Net investment income (loss)	129,779
Realized Gain (Loss)
Net realized gain (loss) on investments	5,063
Net increase (decrease) in net assets resulting from operations	$ 134,842
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
8	MainStay U.S. Government Liquidity Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 129,779	$ 5,364,991
Net realized gain (loss)	5,063	100,500
Net increase (decrease) in net assets resulting from operations	134,842	5,465,491
Distributions to shareholders	(129,740)	(5,366,919)
Capital share transactions:
Net proceeds from sales of shares	16,007,977,798	12,595,285,893
Net asset value of shares issued to shareholder in reinvestment of distributions	124,927	5,366,919
Cost of shares redeemed	(14,127,149,875)	(12,876,127,593)
Increase (decrease) in net assets derived from capital share transactions	1,880,952,850	(275,474,781)
Net increase (decrease) in net assets	1,880,957,952	(275,376,209)
Net Assets
Beginning of year	639,100,701	914,476,910
End of year	$ 2,520,058,653	$ 639,100,701
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
9

Financial Highlights selected per share data and ratios
	Year Ended October 31,			July 2, 2018^ through October 31, 2018
Class I	2021	2020	2019
Net asset value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss)	0.00‡	0.01	0.02	0.01
Total from investment operations	0.00‡	0.01	0.02	0.01
Less distributions:
From net investment income	(0.00)‡	(0.01)	(0.02)	(0.01)
Net asset value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (a)	0.01%	0.55%	2.14%	0.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	0.62%	2.11%	1.82%††
Net expenses	0.03%	0.13%	0.15%	0.15%††
Expenses (before waiver/reimbursement)	0.14%	0.13%	0.15%	0.16%††
Net assets at end of period (in 000’s)	$ 2,520,059	$ 639,101	$ 914,477	$ 868,444

^	Inception date.
‡	Less than one-tenth of a percent.
‡	Less than one cent per share.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay U.S. Government Liquidity Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay U.S. Government Liquidity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class I	July 2, 2018
Shares of the Fund are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Fund’s shares.
The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Valuation of Shares. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
(B) Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability

11

Notes to Financial Statements (continued)
based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2021, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the year ended October 31, 2021, there were no material changes to the fair value methodologies. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021, were fair valued in such a manner.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(C) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest rate for short-term investments.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred.The expenses borne by the Fund,

12	MainStay U.S. Government Liquidity Fund

including those of related parties to the Fund, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Debt Securities Risk.  The Fund’s investments may include securities such as variable rate notes and floaters. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund. The ability of issuers of debt securities, including the U.S. government, held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(I) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to a Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.12% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.15% of average daily net assets. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
13

Notes to Financial Statements (continued)
New York Life Investments may voluntarily waive or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $1,531,668 and waived fees and/or reimbursed expenses in the amount of $1,289,093 and paid the Subadvisor fees in the amount of $764,863.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, the Fund did not record any transfer agent expenses.
Note 4-Federal Income Tax
The amortized cost also represents the aggregate cost for federal income tax purposes.
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$69,850	$—	$(16,867)	$—	$52,983
The other temporary differences are primarily due to amortization of organizational costs.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2021 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(100,500)	$100,500
The reclassifications for the Fund are primarily due to different book and tax treatment of equalization.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$129,740	$5,366,919
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,254 for the period November 1, 2020 through November 22, 2020.

14	MainStay U.S. Government Liquidity Fund

Note 6–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class I (at $1 per share)	Shares
Year ended October 31, 2021:
Shares sold	16,007,977,798
Shares issued to shareholders in reinvestment of distributions	124,927
Shares redeemed	(14,127,149,875)
Net increase (decrease)	1,880,952,850
Year ended October 31, 2020 :
Shares sold	12,595,285,893
Shares issued to shareholders in reinvestment of distributions	5,366,919
Shares redeemed	(12,876,127,593)
Net increase (decrease)	(275,474,781)
Note 7–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 8–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
15

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay U.S. Government Liquidity Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended and the period from July 2, 2018 (ocommencement of operations) through October 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from July 2, 2018 through October 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
16	MainStay U.S. Government Liquidity Fund

Federal Income Tax
Information   (Unaudited)
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund's Form N-MFP is available free of charge upon request by calling New York Life Investments at 800-624-6782.
17

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
18	MainStay U.S. Government Liquidity Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
19

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
20	MainStay U.S. Government Liquidity Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
21

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.	MSUGL11-12/21

MainStay WMC Growth Fund
(formerly known as MainStay MacKay Growth Fund)

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	8/7/2006	30.28%	19.68%	13.89%	1.04%
		Excluding sales charges		37.87	21.04	14.54	1.04
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	1/18/2013	30.58	19.35	13.79	1.41
		Excluding sales charges		37.46	20.71	14.53	1.41
Class B Shares[4]	Maximum 5% CDSC	With sales charges	1/18/2013	31.44	19.62	13.67	2.15
	if Redeemed Within First Six Years of Purchase	Excluding sales charges		36.44	19.81	13.67	2.15
Class C Shares	Maximum 1% CDSC	With sales charges	1/18/2013	35.42	19.81	13.67	2.15
	if Redeemed Within One Year of Purchase	Excluding sales charges		36.42	19.81	13.67	2.15
Class I Shares	No Sales Charge		11/2/2009	38.25	21.35	14.84	0.79
Class R2 Shares	No Sales Charge		1/18/2013	37.72	20.92	14.67	1.14
Class R6 Shares	No Sales Charge		4/26/2021	N/A	N/A	9.06	0.72

1.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund's prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 1000® Growth Index[1]	43.21%	25.49%	19.42%
Morningstar Large Growth Category Average[2]	39.60	22.35	16.89

1.	The Russell 1000® Growth Index is the Fund's primary benchmark. The Russell 1000® Growth Index is a broad-based benchmark that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,101.80	$ 5.40	$1,020.06	$ 5.19	1.02%
Investor Class Shares	$1,000.00	$1,100.00	$ 6.93	$1,018.60	$ 6.67	1.31%
Class B Shares	$1,000.00	$1,095.80	$10.88	$1,014.82	$10.46	2.06%
Class C Shares	$1,000.00	$1,095.90	$10.88	$1,014.82	$10.46	2.06%
Class I Shares	$1,000.00	$1,103.20	$ 3.98	$1,021.42	$ 3.82	0.75%
Class R2 Shares	$1,000.00	$1,101.30	$ 5.93	$1,019.56	$ 5.70	1.12%
Class R6 Shares	$1,000.00	$1,103.60	$ 3.76	$1,021.63	$ 3.62	0.71%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2021 (Unaudited)
Software	24.1%
IT Services	14.5
Interactive Media & Services	13.3
Technology Hardware, Storage & Peripherals	7.3
Semiconductors & Semiconductor Equipment	6.5
Internet & Direct Marketing Retail	4.4
Hotels, Restaurants & Leisure	3.9
Capital Markets	3.8
Health Care Equipment & Supplies	3.2
Professional Services	2.5
Beverages	1.9
Health Care Providers & Services	1.7
Life Sciences Tools & Services	1.6
Textiles, Apparel & Luxury Goods	1.4
Commercial Services & Supplies	1.4
Insurance	1.3%
Aerospace & Defense	1.2
Specialty Retail	1.0
Biotechnology	0.9
Consumer Finance	0.8
Pharmaceuticals	0.7
Entertainment	0.7
Road & Rail	0.5
Equity Real Estate Investment Trusts	0.4
Electronic Equipment, Instruments & Components	0.4
Machinery	0.2
Short–Term Investments	0.5
Other Assets, Less Liabilities	–0.1
100.0%
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Alphabet, Inc., Class C
3.	Apple, Inc.
4.	Amazon.com, Inc.
5.	Mastercard, Inc., Class A
6.	Meta Platforms, Inc., Class A
7.	salesforce.com, Inc.
8.	Advanced Micro Devices, Inc.
9.	Adobe, Inc.
10.	PayPal Holdings, Inc.

8	MainStay WMC Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC (“MacKay Shields”), the Fund’s former Subadvisor, and portfolio manager Andrew J. Shilling of Wellington Management Company LLP (“Wellington”), the Fund’s current Subadvisor
How did MainStay WMC Growth Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay WMC Growth Fund returned 38.25%, underperforming the 43.21% return of the Fund’s benchmark, the Russell 1000® Growth Index (the “Index”). Over the same period, Class I shares also underperformed the 39.60% return of the Morningstar Large Growth Category Average.1
Were there any changes to the Fund during the reporting period?
At meetings held on January 21, January 25, and February 3, 2021, the Board of Trustees of MainStay Funds Trust considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP as the Fund’s subadvisor, and the related subadvisory agreement; (ii) changing the Fund’s name; (iii) modifying the Fund’s principal investment strategies and investment process; and (iv) establishing a new expense cap for Class I shares of the Fund. These changes were effective on March 5, 2021.
In the process of implementing the new principal investment strategies and investment process, the Fund experienced a high level of portfolio turnover. Also, during this transition period, the Fund may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Fund’s performance.
What factors affected the Fund’s relative performance during the reporting period?
MacKay Shields
During the time that MacKay Shields managed the Fund, sector allocation and stock selection within sectors were positive, helping the Fund outperform the Index. In terms of stock-selection model efficacy, the combination of signals used by the quantitative stock selection model was rewarded over this portion of the reporting period, primarily driven by valuation measures.
Wellington
During the time Wellington managed the Fund, the Fund underperformed the Index due in part to relatively underweight exposures to momentum and size factors. Another factor detracting from relative performance was the Fund’s overweight exposure to the payments industry, which experienced broad-based weakness driven by short-term concerns regarding the reopening of the economy and competitive threats from new fintech companies coming to market.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?
MacKay Shields
The strongest positive contributions to the Fund’s performance during the time MacKay Shields managed the Fund relative to the Index came from the consumer discretionary, industrials and financials sectors. (Contributions take weightings and total returns into account.) Over the same period, the energy and materials sectors were the weakest contributors to relative performance.
Wellington
Selection in the information technology sector detracted from returns, primarily due to exposure to payments companies in the fintech industry, as noted above. Other selection-based detractors included the consumer discretionary sector, where lack of exposure to high-flying electric car company Tesla undermined relative performance. From a sector allocation perspective, the Fund’s underweight allocation to consumer discretionary weighed on results. These negative results were partly offset by the Fund’s overweight exposure to the financials sector.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
MacKay Shields
The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the time MacKay Shields managed the Fund included hardware storage and peripherals company Apple, automobile manufacturer Tesla, and systems software company Microsoft. The stocks that detracted most significantly from the Fund’s absolute performance during the same period were application software developer Zoom Video Communications, biotechnology company Regeneron Pharmaceuticals, and research and consulting services provider Booz Allen Hamilton.
Wellington
The strongest contributors to the Fund’s absolute performance during the same period included enterprise software and services company Microsoft, Internet advertising firm Alphabet, and consumer electronics and services company Apple. Microsoft share rose after earnings beat consensus expectations. Some of Microsoft's core offerings, including the Azure cloud-computing business and Teams collaboration software, benefited from pandemic-related work-from-home trends. Alphabet’s share price climbed higher after the company reported second-quarter results ahead of consensus revenue and earnings estimates. The strong results were driven by a surge in advertising from retail marketers

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

eager to encourage consumer spending via e-commerce and resurgent in-store shopping. Apple shares rose after management released stronger than forecast first-quarter 2021 results. Continued reopenings of the company’s retail stores and the release of in-house semiconductor chips to replace Intel processors in future Mac computers provided additional tailwinds. All three leading contributors to absolute performance were significant benchmark constituents. As of October 31, 2021, the Fund held underweight exposure to Microsoft and Apple, and overweight exposure to Alphabet.
At the issuer level, the most significant detractors from the Fund’s absolute performance during the time Wellington managed the Fund were Global Payments, DraftKings and Fidelity National Information Services (“FIS”). Global Payments and FIS both operate in the payments space, where there was broad-based weakness over concerns regarding the pace of the reopening and a glut of fintech initial public offerings that came to market. The spread of the Delta variant of the COVID-19 virus in the United States gave investors pause concerning the pace of economic reopening, and as other variants emerged internationally, negative sentiment weighed on the payments industry due to its dependence on physical retail and travel. While we have been disappointed to see this pressure persist, we retain our conviction that these payments companies are well positioned to outperform over the longer term, and have added to these exposures during the reporting period. Shares in online sports betting platform DraftKings declined amid market uncertainty regarding the appropriate valuations of several high growth companies that had yet to turn a profit. As of the end of the reporting period, the Fund continued to hold overweight exposure to DraftKings in the conviction that the company continues to benefit from an expanding, addressable market as more states legalize online sports betting platforms.
What were some of the Fund’s largest purchases and sales during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Fund, the Fund’s largest initial purchase was in semiconductor equipment maker Lam Research, while its largest increased position was in Tesla. During the same period, the Fund sold its full position in aerospace and defense contractor Lockheed Martin, while its most significantly reduced position size was in online travel and restaurant reservations service provider Booking Holdings.
Wellington
During the time Wellington managed the Fund, notable additions to the Fund included RingCentral and Align Technology. RingCentral is a provider of software-as-a-service solutions for business communications. In our view, the company has the potential to be a long-term secular winner, taking share in a growing addressable market with a superior, go-to-market strategy versus its peers. Align Technology is a medical technology company best known for its Invisalign dental braces. The relative convenience of clear aligners has enabled the product to take significant share from legacy metal wire dental braces. In our view, a long runway still remains for this market opportunity, which is not yet reflected in Align’s valuation. Align is the leader in this space, and while some competition has emerged in recent years in a direct-to-consumer format, we think Align derives a real competitive advantage through the company’s deep relationships with orthodontists.
During the same period, notable sales included the Fund’s full positions in Tyler Technologies and Penumbra. In our opinion, Tyler Technologies, a software provider for the public sector, no longer offered compelling risk-adjusted upside relative to other opportunities. Penumbra is a medical device company focused on treating vascular conditions such as stroke and aneurysm. While we retain a positive outlook for the company’s new product innovation and expansion into new markets, we judged that Tyler’s valuation got ahead of the fundamentals.
How did the Fund’s sector and weightings change during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Fund, the Fund's largest increases in sector exposures relative to the Index were in the consumer staples and industrials sectors. Conversely, the Fund's largest decreases in benchmark-relative sector exposures were in the health care and information technology sectors.
Wellington
During the time Wellington managed the Fund, the Fund’s largest increases in sector exposures relative to the Index were to communication services and information technology, while the most significant reductions in sector exposure were to consumer discretionary and industrials.
How was the Fund positioned at the end of the reporting period?
Wellington
As of October 31, 2021, the Fund held its largest overweight exposures relative to the Index in the information technology (“IT”) and financials sectors. Within IT, notable overweights included salesforce.com and Mastercard, among others. Within financials, overweights included S&P Global and MarketAxess. As of the same date, the Fund’s most significantly underweight exposures were to consumer discretionary (mostly a function of not holding
10	MainStay WMC Growth Fund

Tesla) and consumer staples (which tends to be a persistent underweight given the Fund’s investment approach and the sector’s underwhelming growth opportunities).
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments October 31, 2021†
	Shares	Value
Common Stocks 99.6%
Aerospace & Defense 1.2%
Airbus SE, ADR (a)	146,344	$ 4,683,008
Northrop Grumman Corp.	21,888	7,818,831
		12,501,839
Beverages 1.9%
Constellation Brands, Inc., Class A	69,638	15,098,215
Monster Beverage Corp. (a)	47,986	4,078,810
		19,177,025
Biotechnology 0.9%
Seagen, Inc. (a)	54,607	9,628,852
Capital Markets 3.8%
Blackstone, Inc.	73,576	10,184,390
Coinbase Global, Inc., Class A (a)	23,086	7,374,130
MarketAxess Holdings, Inc.	21,532	8,799,482
S&P Global, Inc.	25,141	11,920,857
		38,278,859
Commercial Services & Supplies 1.4%
Copart, Inc. (a)	88,318	13,714,902
Consumer Finance 0.8%
American Express Co.	43,933	7,634,677
Electronic Equipment, Instruments & Components 0.4%
CDW Corp.	20,245	3,778,729
Entertainment 0.7%
Walt Disney Co. (The) (a)	40,770	6,892,984
Equity Real Estate Investment Trusts 0.4%
Equinix, Inc.	4,971	4,161,075
Health Care Equipment & Supplies 3.2%
ABIOMED, Inc. (a)	35,528	11,796,717
Align Technology, Inc. (a)	13,247	8,271,030
Boston Scientific Corp. (a)	276,869	11,941,360
		32,009,107
Health Care Providers & Services 1.7%
UnitedHealth Group, Inc.	36,226	16,680,986
Hotels, Restaurants & Leisure 3.9%
Airbnb, Inc., Class A (a)	83,746	14,292,092
	Shares	Value

Hotels, Restaurants & Leisure (continued)
Booking Holdings, Inc. (a)	3,120	$ 7,552,834
DraftKings, Inc., Class A (a)	198,850	9,264,421
Hilton Worldwide Holdings, Inc. (a)	53,661	7,724,501
		38,833,848
Insurance 1.3%
Markel Corp. (a)	4,022	5,281,409
Marsh & McLennan Cos., Inc.	45,021	7,509,503
		12,790,912
Interactive Media & Services 13.3%
Alphabet, Inc., Class C (a)	25,070	74,342,829
Match Group, Inc. (a)	50,950	7,682,241
Meta Platforms, Inc., Class A (a)	82,734	26,770,240
Snap, Inc., Class A (a)	150,436	7,909,925
ZoomInfo Technologies, Inc., Class A (a)	248,092	16,676,744
		133,381,979
Internet & Direct Marketing Retail 4.4%
Amazon.com, Inc. (a)	13,058	44,037,191
IT Services 14.5%
Affirm Holdings, Inc. (a)	65,684	10,673,650
Fidelity National Information Services, Inc.	126,214	13,976,938
FleetCor Technologies, Inc. (a)	53,495	13,235,198
Global Payments, Inc.	101,488	14,511,769
Mastercard, Inc., Class A	95,540	32,055,581
PayPal Holdings, Inc. (a)	94,264	21,924,864
Shopify, Inc., Class A (a)	4,353	6,384,675
Snowflake, Inc., Class A (a)	23,975	8,483,314
Square, Inc., Class A (a)	51,516	13,110,822
Visa, Inc., Class A	52,849	11,191,833
		145,548,644
Life Sciences Tools & Services 1.6%
Illumina, Inc. (a)	28,756	11,935,465
Mettler-Toledo International, Inc. (a)	3,038	4,498,914
		16,434,379
Machinery 0.2%
IDEX Corp.	9,627	2,142,681
Pharmaceuticals 0.7%
Zoetis, Inc.	34,612	7,483,114
Professional Services 2.5%
IHS Markit Ltd.	58,923	7,702,415

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Growth Fund

	Shares	Value
Common Stocks (continued)
Professional Services (continued)
Legalzoom.com, Inc. (a)(b)	13,166	$ 369,175
TransUnion	149,174	17,198,270
		25,269,860
Road & Rail 0.5%
Uber Technologies, Inc. (a)	113,229	4,961,695
Semiconductors & Semiconductor Equipment 6.5%
Advanced Micro Devices, Inc. (a)	192,457	23,139,105
Marvell Technology, Inc.	131,921	9,036,589
Microchip Technology, Inc.	169,949	12,591,521
Monolithic Power Systems, Inc.	7,237	3,802,754
NVIDIA Corp.	64,686	16,538,270
		65,108,239
Software 24.1%
Adobe, Inc. (a)	34,068	22,156,465
Autodesk, Inc. (a)	48,205	15,310,390
Avalara, Inc. (a)	63,632	11,430,853
Ceridian HCM Holding, Inc. (a)	44,069	5,519,642
DocuSign, Inc. (a)	17,391	4,839,741
Intuit, Inc.	20,867	13,062,533
Microsoft Corp.	275,283	91,289,348
nCino, Inc. (a)	109,171	7,932,365
Qualtrics International, Inc., Class A (a)	13,539	627,126
RingCentral, Inc., Class A (a)	28,756	7,010,138
salesforce.com, Inc. (a)	78,628	23,564,025
ServiceNow, Inc. (a)	23,505	16,400,849
UiPath, Inc., Class A (a)(b)	174,322	8,759,681
Workday, Inc., Class A (a)	49,182	14,261,796
		242,164,952
Specialty Retail 1.0%
Burlington Stores, Inc. (a)	15,167	4,190,491
TJX Cos., Inc. (The)	89,723	5,875,959
		10,066,450
Technology Hardware, Storage & Peripherals 7.3%
Apple, Inc.	492,472	73,772,306
	Shares	Value

Textiles, Apparel & Luxury Goods 1.4%
Lululemon Athletica, Inc. (a)	29,559	$ 13,774,790
Total Common Stocks (Cost $643,854,876)		1,000,230,075
Short-Term Investments 0.5%
Affiliated Investment Company 0.4%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	4,341,548	4,341,548
Unaffiliated Investment Company 0.1%
Wells Fargo Government Money Market Fund, 0.025% (c)(d)	337,668	337,668
Total Short-Term Investments (Cost $4,679,216)		4,679,216
Total Investments (Cost $648,534,092)	100.1%	1,004,909,291
Other Assets, Less Liabilities	(0.1)	(1,155,896)
Net Assets	100.0%	$ 1,003,753,395

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of October 31, 2021, the aggregate market value of securities on loan was $8,215,840; the total market value of collateral held by the Fund was $8,547,678. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $8,210,010. The Fund received cash collateral with a value of $337,668. (See Note 2(G))
(c)	Current yield as of October 31, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,000,230,075	$ —	$ —	$ 1,000,230,075
Short-Term Investments
Affiliated Investment Company	4,341,548	—	—	4,341,548
Unaffiliated Investment Company	337,668	—	—	337,668
Total Short-Term Investments	4,679,216	—	—	4,679,216
Total Investments in Securities	$ 1,004,909,291	$ —	$ —	$ 1,004,909,291

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Growth Fund

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $644,192,544) including securities on loan of $8,215,840	$1,000,567,743
Investment in affiliated investment companies, at value (identified cost $4,341,548)	4,341,548
Cash	85
Receivables:
Investment securities sold	491,944
Dividends and interest	178,090
Fund shares sold	49,670
Securities lending	1,839
Other assets	38,792
Total assets	1,005,669,711
Liabilities
Cash collateral received for securities on loan	337,668
Payables:
Manager (See Note 3)	555,554
Investment securities purchased	403,200
Transfer agent (See Note 3)	210,670
Fund shares redeemed	187,855
NYLIFE Distributors (See Note 3)	185,057
Shareholder communication	18,708
Professional fees	9,966
Custodian	4,258
Trustees	456
Accrued expenses	2,924
Total liabilities	1,916,316
Net assets	$1,003,753,395
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 17,741
Additional paid-in-capital	442,975,415
442,993,156
Total distributable earnings (loss)	560,760,239
Net assets	$1,003,753,395
Class A
Net assets applicable to outstanding shares	$725,468,491
Shares of beneficial interest outstanding	12,837,459
Net asset value per share outstanding	$ 56.51
Maximum sales charge (5.50% of offering price)	3.29
Maximum offering price per share outstanding	$ 59.80
Investor Class
Net assets applicable to outstanding shares	$ 93,623,682
Shares of beneficial interest outstanding	1,689,278
Net asset value per share outstanding	$ 55.42
Maximum sales charge (5.00% of offering price)	2.92
Maximum offering price per share outstanding	$ 58.34
Class B
Net assets applicable to outstanding shares	$ 15,574,146
Shares of beneficial interest outstanding	305,293
Net asset value and offering price per share outstanding	$ 51.01
Class C
Net assets applicable to outstanding shares	$ 2,879,990
Shares of beneficial interest outstanding	56,478
Net asset value and offering price per share outstanding	$ 50.99
Class I
Net assets applicable to outstanding shares	$ 14,024,770
Shares of beneficial interest outstanding	240,678
Net asset value and offering price per share outstanding	$ 58.27
Class R2
Net assets applicable to outstanding shares	$ 143,175
Shares of beneficial interest outstanding	2,556
Net asset value and offering price per share outstanding(a)	$ 56.01
Class R6
Net assets applicable to outstanding shares	$152,039,141
Shares of beneficial interest outstanding	2,609,402
Net asset value and offering price per share outstanding	$ 58.27

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $4,209)	$ 5,005,082
Securities lending	24,546
Dividends-affiliated	417
Total income	5,030,045
Expenses
Manager (See Note 3)	5,979,758
Distribution/Service—Class A (See Note 3)	1,632,927
Distribution/Service—Investor Class (See Note 3)	252,037
Distribution/Service—Class B (See Note 3)	167,959
Distribution/Service—Class C (See Note 3)	31,229
Distribution/Service—Class R2 (See Note 3)	323
Transfer agent (See Note 3)	920,265
Professional fees	130,959
Registration	100,888
Shareholder communication	63,098
Custodian	27,050
Trustees	19,017
Insurance	7,152
Shareholder service (See Note 3)	129
Miscellaneous	26,491
Total expenses before waiver/reimbursement	9,359,282
Expense waiver/reimbursement from Manager (See Note 3)	(134,335)
Net expenses	9,224,947
Net investment income (loss)	(4,194,902)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	232,956,358
Foreign currency transactions	115
Net realized gain (loss)	232,956,473
Net change in unrealized appreciation (depreciation) on unaffiliated investments	45,378,743
Net realized and unrealized gain (loss)	278,335,216
Net increase (decrease) in net assets resulting from operations	$274,140,314

(a)	Includes transition cost of $21,925.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Growth Fund

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (4,194,902)	$ (72,935)
Net realized gain (loss)	232,956,473	29,311,805
Net change in unrealized appreciation (depreciation)	45,378,743	121,106,263
Net increase (decrease) in net assets resulting from operations	274,140,314	150,345,133
Distributions to shareholders:
Class A	(21,717,936)	(15,403,716)
Investor Class	(4,060,646)	(3,676,176)
Class B	(733,259)	(628,523)
Class C	(136,353)	(104,423)
Class I	(3,507,825)	(5,087,745)
Class R2	(4,524)	(2,047)
Total distributions to shareholders	(30,160,543)	(24,902,630)
Capital share transactions:
Net proceeds from sales of shares	98,162,403	36,498,118
Net asset value of shares issued to shareholder in reinvestment of distributions	29,968,024	24,744,914
Cost of shares redeemed	(119,629,555)	(144,222,198)
Increase (decrease) in net assets derived from capital share transactions	8,500,872	(82,979,166)
Net increase (decrease) in net assets	252,480,643	42,463,337
Net Assets
Beginning of year	751,272,752	708,809,415
End of year	$1,003,753,395	$ 751,272,752
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 42.56	$ 36.07	$ 36.41	$ 34.18	$ 29.07
Net investment income (loss) (a)	(0.23)	(0.00)‡	0.10	0.09	0.12
Net realized and unrealized gain (loss)	15.93	7.78	2.87	3.47	7.39
Total from investment operations	15.70	7.78	2.97	3.56	7.51
Less distributions:
From net investment income	—	(0.16)	(0.06)	(0.02)	—
From net realized gain on investments	(1.75)	(1.13)	(3.25)	(1.31)	(2.40)
Total distributions	(1.75)	(1.29)	(3.31)	(1.33)	(2.40)
Net asset value at end of year	$ 56.51	$ 42.56	$ 36.07	$ 36.41	$ 34.18
Total investment return (b)	37.87%	22.21%	8.90%	10.74%	27.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.46)%	0.01%	0.30%	0.23%	0.39%
Net expenses (c)	1.02%	1.04%	1.06%	1.06%	1.09%
Portfolio turnover rate	53%	150%	153%	116%	139%
Net assets at end of year (in 000’s)	$ 725,468	$ 531,715	$ 436,508	$ 431,854	$ 391,245

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 41.89	$ 35.53	$ 35.94	$ 33.82	$ 28.86
Net investment income (loss) (a)	(0.35)	(0.10)	0.01	0.00‡	0.06
Net realized and unrealized gain (loss)	15.63	7.65	2.83	3.43	7.30
Total from investment operations	15.28	7.55	2.84	3.43	7.36
Less distributions:
From net investment income	—	(0.06)	—	—	—
From net realized gain on investments	(1.75)	(1.13)	(3.25)	(1.31)	(2.40)
Total distributions	(1.75)	(1.19)	(3.25)	(1.31)	(2.40)
Net asset value at end of year	$ 55.42	$ 41.89	$ 35.53	$ 35.94	$ 33.82
Total investment return (b)	37.46%	21.84%	8.61%	10.47%	27.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.71)%	(0.26)%	0.03%	0.01%	0.21%
Net expenses (c)	1.32%	1.34%	1.33%	1.31%	1.35%
Expenses (before waiver/reimbursement) (c)	1.40%	1.41%	1.42%	1.37%	1.35%
Portfolio turnover rate	53%	150%	153%	116%	139%
Net assets at end of year (in 000's)	$ 93,624	$ 97,709	$ 110,762	$ 108,043	$ 134,867

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Growth Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 38.96	$ 33.31	$ 34.13	$ 32.42	$ 27.95
Net investment income (loss) (a)	(0.67)	(0.36)	(0.22)	(0.26)	(0.16)
Net realized and unrealized gain (loss)	14.47	7.14	2.65	3.28	7.03
Total from investment operations	13.80	6.78	2.43	3.02	6.87
Less distributions:
From net realized gain on investments	(1.75)	(1.13)	(3.25)	(1.31)	(2.40)
Net asset value at end of year	$ 51.01	$ 38.96	$ 33.31	$ 34.13	$ 32.42
Total investment return (b)	36.44%	20.93%	7.79%	9.63%	26.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.46)%	(1.01)%	(0.69)%	(0.74)%	(0.56)%
Net expenses (c)	2.07%	2.08%	2.08%	2.06%	2.10%
Expenses (before waiver/reimbursement) (c)	2.15%	2.15%	2.18%	2.12%	2.10%
Portfolio turnover rate	53%	150%	153%	116%	139%
Net assets at end of year (in 000’s)	$ 15,574	$ 16,382	$ 18,749	$ 23,554	$ 30,064

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 38.95	$ 33.30	$ 34.12	$ 32.41	$ 27.94
Net investment income (loss) (a)	(0.67)	(0.36)	(0.21)	(0.27)	(0.17)
Net realized and unrealized gain (loss)	14.46	7.14	2.64	3.29	7.04
Total from investment operations	13.79	6.78	2.43	3.02	6.87
Less distributions:
From net realized gain on investments	(1.75)	(1.13)	(3.25)	(1.31)	(2.40)
Net asset value at end of year	$ 50.99	$ 38.95	$ 33.30	$ 34.12	$ 32.41
Total investment return (b)	36.42%	20.94%	7.80%	9.63%	26.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.46)%	(1.02)%	(0.67)%	(0.77)%	(0.58)%
Net expenses (c)	2.07%	2.08%	2.08%	2.06%	2.10%
Expenses (before waiver/reimbursement) (c)	2.15%	2.15%	2.18%	2.12%	2.10%
Portfolio turnover rate	53%	150%	153%	116%	139%
Net assets at end of year (in 000’s)	$ 2,880	$ 3,068	$ 3,144	$ 5,331	$ 4,884

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 43.72	$ 37.01	$ 37.28	$ 34.96	$ 29.62
Net investment income (loss) (a)	0.02	0.11	0.19	0.18	0.20
Net realized and unrealized gain (loss)	16.28	7.97	2.95	3.55	7.54
Total from investment operations	16.30	8.08	3.14	3.73	7.74
Less distributions:
From net investment income	—	(0.24)	(0.16)	(0.10)	—
From net realized gain on investments	(1.75)	(1.13)	(3.25)	(1.31)	(2.40)
Total distributions	(1.75)	(1.37)	(3.41)	(1.41)	(2.40)
Net asset value at end of year	$ 58.27	$ 43.72	$ 37.01	$ 37.28	$ 34.96
Total investment return (b)	38.25%	22.53%	9.18%	11.03%	28.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.04%	0.28%	0.53%	0.49%	0.62%
Net expenses (c)	0.77%	0.79%	0.81%	0.81%	0.83%
Expenses (before waiver/reimbursement) (c)	0.78%	0.79%	0.81%	0.81%	0.83%
Portfolio turnover rate	53%	150%	153%	116%	139%
Net assets at end of year (in 000’s)	$ 14,025	$ 102,290	$ 139,588	$ 87,866	$ 87,115

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R2	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 42.24	$ 35.81	$ 36.16	$ 33.97	$ 28.94
Net investment income (loss) (a)	(0.28)	(0.04)	0.07	0.05	0.09
Net realized and unrealized gain (loss)	15.80	7.72	2.86	3.45	7.34
Total from investment operations	15.52	7.68	2.93	3.50	7.43
Less distributions:
From net investment income	—	(0.12)	(0.03)	—	—
From net realized gain on investments	(1.75)	(1.13)	(3.25)	(1.31)	(2.40)
Total distributions	(1.75)	(1.25)	(3.28)	(1.31)	(2.40)
Net asset value at end of year	$ 56.01	$ 42.24	$ 35.81	$ 36.16	$ 33.97
Total investment return (b)	37.72%	22.08%	8.81%	10.64%	27.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.55)%	(0.11)%	0.21%	0.13%	0.31%
Net expenses (c)	1.12%	1.14%	1.16%	1.16%	1.19%
Portfolio turnover rate	53%	150%	153%	116%	139%
Net assets at end of year (in 000’s)	$ 143	$ 109	$ 59	$ 58	$ 52

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC Growth Fund

Financial Highlights selected per share data and ratios
April 26, 2021^ through October 31,
Class R6	2021
Net asset value at beginning of period	$ 53.43
Net investment income (loss) (a)	(0.19)
Net realized and unrealized gain (loss)	5.03
Total from investment operations	4.84
Net asset value at end of period	$ 58.27
Total investment return (b)	9.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.37)%
Net expenses††(c)	0.71%
Expenses (before waiver/reimbursement)††(c)	0.72%
Portfolio turnover rate	53%
Net assets at end of period (in 000’s)	$ 152,039

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC Growth Fund (formerly known as MainStay MacKay Growth Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	August 7, 2006
Investor Class	January 18, 2013
Class B	January 18, 2013
Class C	January 18, 2013
Class I	November 2, 2009
Class R2	January 18, 2013
Class R6	April 26, 2021
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares

22	MainStay WMC Growth Fund

prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market
23

Notes to Financial Statements (continued)
value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

24	MainStay WMC Growth Fund

(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(H) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund.
Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective March 5, 2021 due to the replacement of MacKay Shields LLC ("MacKay") as the Fund’s subadvisor and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as the Fund’s subadvisor. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended October 31, 2021, the effective management fee rate was 0.68% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
Effective March 5, 2021, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.75% of its average daily net assets. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.92%. This voluntary waiver or reimbursement may be discontinued at any time without notice.
Prior to March 5, 2021, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses
25

Notes to Financial Statements (continued)
relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares would not exceed 1.09% of its average daily net assets. In addition, New York Life Investments would waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares would not exceed those of Class I shares.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $5,979,758 and waived fees and/or reimbursed expenses in the amount of $134,335 and paid Wellington and MacKay in the amount of $1,676,128 and $941,984, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under the Class R2 Plan.
During the year ended October 31, 2021, shareholder service fees incurred by the Fund were as follows:

Class R2	$ 129
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $36,385 and $9,942, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2021, of $707, $2,057 and $153, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any

26	MainStay WMC Growth Fund

reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$372,381	$ —
Investor Class	433,426	(79,057)
Class B	72,173	(13,133)
Class C	13,414	(2,437)
Class I	26,440	—
Class R2	74	—
Class R6	2,357	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 16	$ 185,094	$ (180,768)	$ —	$ —	$ 4,342	$ —(a)	$ —	4,342

(a)	Less than $500.

(G) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R2	$83,285	58.2%
Class R6	27,265	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$649,521,997	$374,601,351	$(19,214,057)	$355,387,294
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$74,428,055	$130,944,890	$355,387,294	$560,760,239
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2021 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(20,087,087)	$20,087,087
The reclassifications for the Fund are primarily due to equalization.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$ 990	$ 1,475,413
Long-Term Capital Gains	30,159,553	23,427,217
Total	$30,160,543	$24,902,630
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
27

Notes to Financial Statements (continued)
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $1,521 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $460,843 and $478,036, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	382,539	$ 19,473,241
Shares issued to shareholders in reinvestment of distributions	472,038	21,548,548
Shares redeemed	(1,215,428)	(61,668,171)
Net increase (decrease) in shares outstanding before conversion	(360,851)	(20,646,382)
Shares converted into Class A (See Note 1)	709,356	35,772,789
Shares converted from Class A (See Note 1)	(3,534)	(172,666)
Net increase (decrease)	344,971	$ 14,953,741
Year ended October 31, 2020:
Shares sold	473,414	$ 18,528,543
Shares issued to shareholders in reinvestment of distributions	425,258	15,262,561
Shares redeemed	(1,298,637)	(49,809,704)
Net increase (decrease) in shares outstanding before conversion	(399,965)	(16,018,600)
Shares converted into Class A (See Note 1)	826,899	33,047,928
Shares converted from Class A (See Note 1)	(35,553)	(1,252,348)
Net increase (decrease)	391,381	$ 15,776,980

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	43,568	$ 2,153,613
Shares issued to shareholders in reinvestment of distributions	90,206	4,049,334
Shares redeemed	(148,204)	(7,294,895)
Net increase (decrease) in shares outstanding before conversion	(14,430)	(1,091,948)
Shares converted into Investor Class (See Note 1)	17,786	866,719
Shares converted from Investor Class (See Note 1)	(646,596)	(32,054,024)
Net increase (decrease)	(643,240)	$ (32,279,253)
Year ended October 31, 2020:
Shares sold	63,065	$ 2,351,254
Shares issued to shareholders in reinvestment of distributions	103,520	3,666,605
Shares redeemed	(215,785)	(8,192,794)
Net increase (decrease) in shares outstanding before conversion	(49,200)	(2,174,935)
Shares converted into Investor Class (See Note 1)	29,114	1,058,148
Shares converted from Investor Class (See Note 1)	(765,119)	(30,325,947)
Net increase (decrease)	(785,205)	$ (31,442,734)

28	MainStay WMC Growth Fund

Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	2,096	$ 95,091
Shares issued to shareholders in reinvestment of distributions	17,551	730,276
Shares redeemed	(40,468)	(1,851,073)
Net increase (decrease) in shares outstanding before conversion	(20,821)	(1,025,706)
Shares converted from Class B (See Note 1)	(94,321)	(4,281,257)
Net increase (decrease)	(115,142)	$ (5,306,963)
Year ended October 31, 2020:
Shares sold	3,567	$ 117,449
Shares issued to shareholders in reinvestment of distributions	18,907	627,151
Shares redeemed	(63,215)	(2,234,960)
Net increase (decrease) in shares outstanding before conversion	(40,741)	(1,490,360)
Shares converted from Class B (See Note 1)	(101,662)	(3,490,030)
Net increase (decrease)	(142,403)	$ (4,980,390)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	6,203	$ 287,892
Shares issued to shareholders in reinvestment of distributions	3,278	136,353
Shares redeemed	(25,498)	(1,169,393)
Net increase (decrease) in shares outstanding before conversion	(16,017)	(745,148)
Shares converted from Class C (See Note 1)	(6,281)	(282,428)
Net increase (decrease)	(22,298)	$ (1,027,576)
Year ended October 31, 2020:
Shares sold	10,964	$ 381,883
Shares issued to shareholders in reinvestment of distributions	3,102	102,837
Shares redeemed	(28,616)	(1,034,924)
Net increase (decrease) in shares outstanding before conversion	(14,550)	(550,204)
Shares converted from Class C (See Note 1)	(1,089)	(37,131)
Net increase (decrease)	(15,639)	$ (587,335)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	296,664	$ 15,059,733
Shares issued to shareholders in reinvestment of distributions	74,526	3,498,989
Shares redeemed	(977,008)	(47,135,526)
Net increase (decrease) in shares outstanding before conversion	(605,818)	(28,576,804)
Shares converted into Class I (See Note 1)	3,000	150,867
Shares converted from Class I (See Note 1)	(1,496,360)	(79,950,534)
Net increase (decrease)	(2,099,178)	$(108,376,471)
Year ended October 31, 2020:
Shares sold	452,184	$ 15,077,191
Shares issued to shareholders in reinvestment of distributions	138,219	5,083,713
Shares redeemed	(2,049,697)	(82,944,646)
Net increase (decrease) in shares outstanding before conversion	(1,459,294)	(62,783,742)
Shares converted into Class I (See Note 1)	27,838	999,380
Net increase (decrease)	(1,431,456)	$ (61,784,362)

Class R2	Shares	Amount
Year ended October 31, 2021:
Shares sold	113	$ 5,628
Shares issued to shareholders in reinvestment of distributions	100	4,524
Shares redeemed	(232)	(11,228)
Net increase (decrease)	(19)	$ (1,076)
Year ended October 31, 2020:
Shares sold	994	$ 41,798
Shares issued to shareholders in reinvestment of distributions	57	2,047
Shares redeemed	(135)	(5,170)
Net increase (decrease)	916	$ 38,675

Class R6	Shares	Amount
Year ended October 31, 2021: (a)
Shares sold	1,121,606	$ 61,087,205
Shares redeemed	(8,564)	(499,269)
Net increase (decrease) in shares outstanding before conversion	1,113,042	60,587,936
Shares converted into Class R6 (See Note 1)	1,496,360	79,950,534
Net increase (decrease)	2,609,402	$ 140,538,470

(a)	The inception of the class was April 26, 2021.
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of
29

Notes to Financial Statements (continued)
COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
30	MainStay WMC Growth Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay WMC Growth Fund (formerly, MainStay MacKay Growth Fund) (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
31

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $30,159,553 as long term capital gain distributions.
For the fiscal year ended October 31, 2021, the Fund designated approximately $59 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2021 should be multiplied by 5.83% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
32	MainStay WMC Growth Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
34	MainStay WMC Growth Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
36	MainStay WMC Growth Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1716827MS180-21	MSWG11-12/21
(NYLIM) NL529

MainStay WMC International Research Equity Fund
(formerly known as MainStay MacKay International Opportunities Fund)

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021
Class	Sales Charge		Inception Date[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	9/28/2007	22.79%	3.53%	5.59%	1.20%
		Excluding sales charges		29.93	4.71	6.19	1.20
Investor Class Shares[3]	Maximum 5.0% Initial Sales Charge	With sales charges	2/28/2008	23.18	3.35	5.43	1.45
		Excluding sales charges		29.66	4.52	6.02	1.45
Class C Shares	Maximum 1.0% CDSC	With sales charges	9/28/2007	27.66	3.76	5.24	2.20
	If Redeemed Within One Year of Purchase	Excluding sales charges		28.66	3.76	5.24	2.20
Class I Shares	No Sales Charge		9/28/2007	30.21	4.98	6.44	0.95

1.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund's prior subadvisor and principal investment strategies.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
MSCI ACWI® Ex. U.S. Index (Net)[1]	29.66%	9.77%	6.66%
MSCI EAFE® Index (Net)[2]	34.18	9.79	7.37
Morningstar Foreign Large Blend Category Average[3]	31.46	9.26	6.96

1.	The Fund has selected the MSCI ACWI® (All Country World Index) Ex. U.S. Index (Net) as a replacement for MSCI EAFE® Index (Net) as its primary benchmark because it believes that the MSCI ACWI® (All Country World Index) Ex. U.S. Index (Net) is more reflective of its principal investment strategies. The MSCI ACWI® Ex. U.S. Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC International Research Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC International Research Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]
Class A Shares	$1,000.00	$1,029.00	$ 5.63	$1,019.66	$ 5.60	1.10%
Investor Class Shares	$1,000.00	$1,027.90	$ 7.00	$1,018.30	$ 6.97	1.37%
Class C Shares	$1,000.00	$1,023.40	$10.81	$1,014.52	$10.76	2.12%
Class I Shares	$1,000.00	$1,030.10	$ 4.09	$1,021.17	$ 4.08	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.
7

Country Composition as of October 31, 2021 (Unaudited)
Japan	18.7%
United Kingdom	10.1
France	9.2
China	7.4
Netherlands	7.3
Canada	5.1
United States	4.1
Germany	4.1
Taiwan	3.7
Australia	3.7
Sweden	2.8
Italy	2.4
Russia	2.4
Hong Kong	2.3
Switzerland	2.1
Republic of Korea	2.1
Spain	1.7
Denmark	1.6
Brazil	1.2
Ireland	1.1
Thailand	0.8%
Belgium	0.8
South Africa	0.8
Luxembourg	0.7
Austria	0.6
Philippines	0.5
Singapore	0.5
Indonesia	0.5
Finland	0.4
Peru	0.4
India	0.3
United Arab Emirates	0.3
Israel	0.2
Greece	0.2
Macao	0.1
Norway	0.1
Other Assets, Less Liabilities	–0.3
Investments Sold Short	–0.0‡
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	Royal Dutch Shell plc
2.	ASML Holding NV
3.	Taiwan Semiconductor Manufacturing Co. Ltd.,Sponsored ADR
4.	Diageo plc
5.	Pernod Ricard SA
6.	Samsung Electronics Co. Ltd.
7.	AstraZeneca plc
8.	Tencent Holdings Ltd.
9.	iShares MSCI ACWI ex US ETF
10.	Alibaba Group Holding Ltd.,Sponsored ADR

8	MainStay WMC International Research Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Ping Wang, PhD, and Rui Tang, CFA, of MacKay Shields LLC (“MacKay Shields”), the Fund’s former Subadvisor, and portfolio managers Jonathan G. White, CFA, and Mary L. Pryshlak of Wellington Management Company LLP (“Wellington”), the Fund’s current Subadvisor.
How did MainStay WMC International Research Equity Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay WMC International Research Equity Fund returned 30.21%, outperforming the 29.66% return of the Fund’s primary benchmark, the MSCI ACWI® (All Country World Index) ex USA Index (Net), and underperforming the 34.18% return of the Fund’s secondary benchmark, the MSCI EAFE® Index (Net). Over the same period, Class I shares underperformed the 31.46% return of the Morningstar Foreign Large Blend Category Average.1
Were there any changes to the Fund during the reporting period?
At meetings held on January 21, January 25, and February 3, 2021, the Board of Trustees of MainStay Funds Trust considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP as the Fund’s subadvisor, and the related subadvisory agreement; (ii) changing the Fund’s name and adopting a non-fundamental “names rule” investment policy; (iii) modifying the Fund’s principal investment strategies, investment process and primary benchmark; (iv) reducing the Fund’s contractual management fee; and (v) establishing an expense cap for Class I shares of the Fund. These changes were effective on March 5, 2021. Also effective on this date, the MSCI ACWI® ex USA Index (Net) became the Fund’s primary benchmark and the MSCI EAFE® Index (Net) became the secondary benchmark of the Fund.
In the process of implementing the new principal investment strategies and investment process, the Fund experienced a high level of portfolio turnover. Also, during this transition period, the Fund may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Fund’s performance.
What factors affected the Fund’s relative performance during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Fund, the Fund’s performance relative to the MSCI ACWI® ex USA Index (Net) suffered primarily due to stock selection, particularly in the health care, consumer discretionary and consumer staples sectors.
Wellington
During the time Wellington managed the Fund, the Fund outperformed the MSCI ACWI® ex USA Index (Net) primarily due to stock selection, particularly in the utilities, information technology and real estate sectors. Relatively strong returns from these sectors were partially offset by relatively weak selections in financials and materials. Sector allocation, a result of our bottom-up stock selection process, also enhanced returns. Allocation effect was driven by the Fund’s underweight exposure to consumer discretionary and overweight exposure to information technology. However, relative gains in these areas were partially offset by the Fund’s underweight exposure to industrials.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
MacKay Shields
During the time MacKay Shields managed the Fund, the strongest positive contributors to performance relative to the MSCI ACWI® ex USA Index (Net) were the financials, information technology and energy sectors. (Contributions take weightings and total returns into account.) During the same period, the health care, consumer discretionary and consumer staples sectors were the weakest contributors to relative performance.
Wellington
During the time Wellington managed the Fund, security selection was the primary driver of relative outperformance. Strong selection in the utilities, information technology and real estate sectors was partially offset by selection in financials and materials. Sector allocation, a result of our bottom-up stock selection process, also contributed positively to returns. Positive allocation effect was driven by the Fund’s underweight exposure to consumer discretionary and overweight exposure to information technology, partially offset by negative allocation effect from underweight exposure to industrials.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
MacKay Shields
The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the time MacKay Shields managed the Fund included semiconductor equipment maker ASML Holding, diversified banking firm BNP Paribas, and diversified metals & mining company Rio Tinto. The stocks that detracted most significantly from the Fund’s absolute performance during the same period were interactive home entertainment provider Kahoot!, multisector holding company Aker ASA, and movies & entertainment firm Kinepolis Group.
Wellington
At the issuer level, the top two contributors to the Fund’s absolute returns during the time Wellington managed the Fund were ASML

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

and China Longyuan Power. Shares of ASML, a semiconductor equipment maker, rose as the company benefited from worries over global chip shortages and the need to ramp up production capacity. News of semiconductor maker Intel’s plan to make major capital expenditures to upgrade manufacturing and create a new foundry business provided additional tailwinds. Shares rose further after the company released strong first- and second-quarter results and raised 2021 guidance significantly on the expectation of an increase in demand during the global semiconductor shortage. Shares also benefited from chip maker Samsung's announcement that it would increase capital spending over the next three years, which is expected to bring in more revenue and profits for ASML. Shares of China Longyuan Power, the largest renewable power producer in China, rose after the company announced earnings for the first half of 2021 that beat consensus expectations. Increasing revenues from wind power and tariffs drove results. Management also announced the addition of 30GW of production capacity by 2025. Both positions were still held in the Fund at the end of the reporting period.
The Fund’s most significant detractors during the same period were Tencent and Alibaba. Shares of Tencent, a Chinese multinational technology conglomerate, fell in response to China's regulatory crackdown on technology companies, including new regulations limiting online gaming by minors to three hours per week, as well as education reforms requiring education companies to become non-profits. Investors remain watchful for further gaming restrictions as regulators emphasized the need to prevent minors from becoming addicted to games. Alibaba, another Chinese technology conglomerate, reported first-quarter earnings that exceeded expectations, though revenues missed consensus estimates. The stock faced headwinds from new regulations proposed by Beijing aimed at stopping unfair competition, particularly concerning companies’ use of data. Both positions were still held in the Fund at the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Fund, the Fund’s largest initial purchase was in industrial conglomerate CK Hutchison Holdings, while the largest increased position size was in global chemical company BASF. During the same period, the Fund’s largest full sale was in tool and equipment maker Techtronic Industries, while the most significantly reduced position size was in packaged foods company Nestlé.
Wellington
During the time Wellington managed the Fund, the Fund initiated a position in Swiss luxury goods company Richemont and increased its position in U.K.-based integrated oil & gas company Royal Dutch Shell. We believe Richemont’s strong underlying growth in its Jewellery Maisons segment, which includes the well-known Cartier and Van Cleef & Arpels brands, bodes well for margins, and is likely to support profitability and growth in the future. We maintain a positive outlook on luxury spending, particularly driven by the Chinese and U.S. markets, and expect to see this category benefit from resilient high-end customer spending. We think the outlook is strong regardless of whether travel retail fully recovers or not. Regarding Royal Dutch Shell, we continue to prefer European oil majors over their U.S. counterparts. Royal Dutch Shell stands out due to its superior cash-flow generation, improving balance sheet and potential for increased capital return to shareholders.
During the same period, we eliminated the Fund’s position in GlobalWafers, a Taiwan-based silicon wafer manufacturer, and reduced the Fund’s position in Novartis, a Switzerland-based pharmaceutical company. While we believe GlobalWafers is a well-managed company with a strong track record of free cash-flow generation and shareholder return, we eliminated the position in favor of opportunities where we see greater upside potential. We believe that the Novartis near-term product pipeline is relatively weak, and that the company is likely to focus on the performance of key growth brands and a rebound of its Sandoz segment. In our view, other pharmaceuticals are better positioned, as reflected in the Fund’s underweight Novartis position.
How did the Fund’s sector and/or country weightings change during the reporting period?
MacKay Shields
The Fund’s largest increases in sector exposures relative to the MSCI ACWI® ex USA Index (Net) during the time MacKay Shields managed the Fund were in communication services and financials. Conversely, the Fund’s most significant decreases in benchmark-relative sector exposures were in consumer staples and health care.
Wellington
During the time Wellington managed the Fund, the largest increases in active weight were in the real estate, health care and financials sectors, while the largest decreases were in the utilities, materials and consumer discretionary sectors.
How was the Fund positioned at the end of the reporting period?
Wellington
As of October 31, 2021, the Fund’s largest overweight exposures relative to its benchmark were in the information technology and
10	MainStay WMC International Research Equity Fund

health care sectors. As of the same date, the Fund’s most significantly underweight positions relative to the benchmark were in the materials and consumer discretionary sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments October 31, 2021†
	Shares	Value
Common Stocks 95.0%
Australia 3.7%
Afterpay Ltd. (IT Services) (a)	5,339	$ 495,165
Australia & New Zealand Banking Group Ltd. (Banks)	88,252	1,868,146
BHP Group plc (Metals & Mining)	66,077	1,749,814
Brambles Ltd. (Commercial Services & Supplies)	24,108	182,078
Commonwealth Bank of Australia (Banks)	9,848	775,486
Goodman Group (Equity Real Estate Investment Trusts)	70,396	1,159,723
Newcrest Mining Ltd. (Metals & Mining)	45,621	854,185
Orora Ltd. (Containers & Packaging)	79,591	197,579
Rio Tinto plc (Metals & Mining)	18,985	1,184,905
		8,467,081
Austria 0.6%
BAWAG Group AG (Banks) (b)	10,943	688,799
Erste Group Bank AG (Banks)	15,584	668,360
		1,357,159
Belgium 0.8%
KBC Group NV (Banks)	6,827	635,780
UCB SA (Pharmaceuticals)	10,123	1,206,496
		1,842,276
Brazil 1.2%
Cia de Saneamento Basico do Estado de Sao Paulo (Water Utilities)	90,700	565,690
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)	61,400	301,027
StoneCo Ltd., Class A (IT Services) (a)	20,826	705,168
Vale SA (Metals & Mining)	61,500	780,328
XP, Inc., Class A (Capital Markets) (a)	12,886	422,790
		2,775,003
Canada 5.1%
Agnico Eagle Mines Ltd. (Metals & Mining)	7,398	392,675
Barrick Gold Corp. (Metals & Mining)	33,234	609,845
Boat Rocker Media, Inc. (Entertainment) (a)	54,867	312,994
Brookfield Asset Management, Inc., Class A (Capital Markets)	23,283	1,406,060
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	21,488	913,275
Canadian Pacific Railway Ltd. (Road & Rail)	3,172	245,512
Colliers International Group, Inc. (Real Estate Management & Development)	8,524	1,236,586
Constellation Software, Inc. (Software)	618	1,086,089
Intact Financial Corp. (Insurance)	9,943	1,332,937
Lightspeed Commerce, Inc. (Software) (a)	4,646	452,850
	Shares	Value

Canada (continued)
Methanex Corp. (Chemicals)	13,658	$ 611,829
Nuvei Corp. (IT Services) (a)(b)	11,893	1,432,155
Shopify, Inc., Class A (IT Services) (a)	1,254	1,830,966
		11,863,773
China 7.4%
Airtac International Group (Machinery)	12,000	358,164
Alibaba Group Holding Ltd., Sponsored ADR (Internet & Direct Marketing Retail) (a)	17,017	2,806,784
BeiGene Ltd., ADR (Biotechnology) (a)	1,354	484,353
China Construction Bank Corp., Class H (Banks)	2,014,000	1,369,328
China Longyuan Power Group Corp. Ltd., Class H (Independent Power and Renewable Electricity Producers)	990,420	2,314,226
China Merchants Bank Co. Ltd., Class H (Banks)	86,000	724,542
China Pacific Insurance Group Co. Ltd., Class H (Insurance)	148,359	457,633
China Yangtze Power Co. Ltd., Class A (Independent Power and Renewable Electricity Producers)	170,200	565,179
ENN Energy Holdings Ltd. (Gas Utilities)	26,300	455,319
Meituan (Internet & Direct Marketing Retail) (a)	13,200	457,390
Minth Group Ltd. (Auto Components)	190,000	759,463
NIO, Inc., ADR (Automobiles) (a)	17,598	693,537
Niu Technologies, Sponsored ADR (Automobiles) (a)(c)	31,505	824,801
Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	107,390	771,557
Precision Tsugami China Corp. Ltd. (Machinery)	149,114	220,398
Tencent Holdings Ltd. (Interactive Media & Services)	48,900	3,023,058
Zai Lab Ltd., ADR (Biotechnology) (a)	8,317	868,295
		17,154,027
Denmark 1.6%
A.P. Moller - Maersk A/S, Class B (Marine)	136	392,994
Carlsberg A/S, Class B (Beverages)	10,920	1,801,333
Genmab A/S (Biotechnology) (a)	3,307	1,482,112
		3,676,439
Finland 0.4%
Cargotec Oyj, Class B (Machinery)	9,743	505,029
Kone Oyj, Class B (Machinery)	6,376	434,574
		939,603

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC International Research Equity Fund

	Shares	Value
Common Stocks (continued)
France 9.2%
Airbus SE (Aerospace & Defense) (a)	6,188	$ 791,158
Arkema SA (Chemicals)	4,212	575,524
AXA SA (Insurance)	65,379	1,901,546
Bureau Veritas SA (Professional Services)	27,175	862,637
Capgemini SE (IT Services)	3,763	875,661
Credit Agricole SA (Banks)	11,543	174,002
Criteo SA, Sponsored ADR (Media) (a)	2,163	71,466
Edenred (IT Services)	13,885	750,708
Engie SA (Multi-Utilities)	92,084	1,308,898
Faurecia SE (Auto Components)	5,555	289,292
JCDecaux SA (Media) (a)	24,016	626,322
Kering SA (Textiles, Apparel & Luxury Goods)	1,491	1,117,235
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	3,526	2,760,305
Pernod Ricard SA (Beverages)	16,498	3,789,544
Rothschild & Co. (Capital Markets)	9,722	427,630
Safran SA (Aerospace & Defense)	3,677	493,241
SOITEC (Semiconductors & Semiconductor Equipment) (a)	3,345	888,595
TotalEnergies SE (Oil, Gas & Consumable Fuels)	45,457	2,279,019
Vinci SA (Construction & Engineering)	7,350	784,831
Worldline SA (IT Services) (a)(b)	7,197	419,148
		21,186,762
Germany 3.3%
adidas AG (Textiles, Apparel & Luxury Goods)	4,504	1,475,037
Brenntag SE (Trading Companies & Distributors)	11,257	1,070,197
Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	1,770	355,923
Commerzbank AG (Banks) (a)	97,707	713,388
Deutsche Telekom AG (Registered) (Diversified Telecommunication Services)	39,873	741,086
RWE AG (Multi-Utilities)	22,355	859,776
Siemens AG (Registered) (Industrial Conglomerates)	5,868	951,576
Siemens Healthineers AG (Health Care Equipment & Supplies) (b)	9,839	653,543
Talanx AG (Insurance)	9,370	450,600
United Internet AG (Registered) (Diversified Telecommunication Services)	11,052	407,302
		7,678,428
	Shares	Value

Greece 0.2%
Hellenic Telecommunications Organization SA (Diversified Telecommunication Services)	24,066	$ 425,650
Hong Kong 2.3%
AIA Group Ltd. (Insurance)	220,708	2,492,025
CK Asset Holdings Ltd. (Real Estate Management & Development)	180,000	1,111,625
HKBN Ltd. (Diversified Telecommunication Services)	299,000	358,931
Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	10,198	617,083
Techtronic Industries Co. Ltd. (Machinery)	35,000	720,198
		5,299,862
India 0.3%
Bharti Airtel Ltd. (Wireless Telecommunication Services) (a)	65,569	600,120
Bharti Airtel Ltd. Partly Paid (Wireless Telecommunication Services) (a)(d)(e)	4,683	17,767
		617,887
Indonesia 0.5%
Bank Rakyat Indonesia Persero Tbk. PT (Banks)	3,945,600	1,183,610
Ireland 1.1%
AerCap Holdings NV (Trading Companies & Distributors) (a)	11,543	681,499
AIB Group plc (Banks) (a)	164,419	445,520
Ryanair Holdings plc, Sponsored ADR (Airlines) (a)	4,267	484,347
Smurfit Kappa Group plc (Containers & Packaging)	15,886	831,715
		2,443,081
Israel 0.2%
Wix.com Ltd. (IT Services) (a)	2,354	437,750
Italy 2.4%
Banca Generali SpA (Capital Markets) (a)	12,045	566,151
Davide Campari-Milano NV (Beverages)	81,018	1,150,106
DiaSorin SpA (Health Care Equipment & Supplies)	3,026	683,345
Ferrari NV (Automobiles)	6,575	1,558,143
Stevanato Group SpA (Life Sciences Tools & Services) (a)(c)	19,295	495,303
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Italy (continued)
UniCredit SpA (Banks)	86,901	$ 1,147,627
		5,600,675
Japan 18.7%
Asahi Group Holdings Ltd. (Beverages)	48,600	2,198,993
Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	11,800	310,491
Astellas Pharma, Inc. (Pharmaceuticals)	79,600	1,338,830
Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	24,500	912,933
Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	66,200	1,665,237
Daikin Industries Ltd. (Building Products)	4,900	1,070,068
Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	23,100	760,238
East Japan Railway Co. (Road & Rail)	15,900	988,806
Eisai Co. Ltd. (Pharmaceuticals)	11,600	816,962
GMO Payment Gateway, Inc. (IT Services)	6,900	874,192
Hino Motors Ltd. (Machinery)	52,700	497,523
Hoya Corp. (Health Care Equipment & Supplies)	13,400	1,966,352
Ibiden Co. Ltd. (Electronic Equipment, Instruments & Components)	33,800	2,019,548
Isuzu Motors Ltd. (Automobiles)	118,000	1,582,996
ITOCHU Corp. (Trading Companies & Distributors)	15,100	429,517
KDDI Corp. (Wireless Telecommunication Services)	32,786	1,014,863
Keyence Corp. (Electronic Equipment, Instruments & Components)	2,300	1,382,523
Mitsubishi Corp. (Trading Companies & Distributors)	15,900	503,889
Mitsubishi Electric Corp. (Electrical Equipment)	25,100	335,841
Mitsubishi UFJ Financial Group, Inc. (Banks)	377,700	2,062,893
Mitsui & Co. Ltd. (Trading Companies & Distributors)	19,100	434,369
Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	37,400	852,677
Musashi Seimitsu Industry Co. Ltd. (Auto Components)	23,100	432,511
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	33,620	940,387
Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)	51,700	1,082,082
Resona Holdings, Inc. (Banks)	294,200	1,104,783
	Shares	Value

Japan (continued)
Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	27,100	$ 1,137,023
Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	46,900	1,876,412
SMC Corp. (Machinery)	1,700	1,013,363
SoftBank Corp. (Wireless Telecommunication Services)	56,870	775,647
Sony Group Corp. (Household Durables)	19,177	2,210,886
Subaru Corp. (Automobiles)	43,800	856,209
T&D Holdings, Inc. (Insurance)	59,900	768,360
Taiyo Yuden Co. Ltd. (Electronic Equipment, Instruments & Components)	22,800	1,150,252
Tokio Marine Holdings, Inc. (Insurance)	19,600	1,031,461
Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	6,000	2,782,189
Yamaha Motor Co. Ltd. (Automobiles)	53,500	1,485,655
Yamato Holdings Co. Ltd. (Air Freight & Logistics)	18,500	453,999
		43,120,960
Luxembourg 0.7%
Arrival SA (Automobiles) (a)(c)	92,169	1,523,554
Macao 0.1%
Sands China Ltd. (Hotels, Restaurants & Leisure) (a)	131,600	300,732
Netherlands 7.3%
Adyen NV (IT Services) (a)(b)	320	965,676
Akzo Nobel NV (Chemicals)	4,276	491,439
Argenx SE (Biotechnology) (a)	2,698	807,480
ASML Holding NV (Semiconductors & Semiconductor Equipment)	6,447	5,220,639
IMCD NV (Trading Companies & Distributors)	5,361	1,190,195
Koninklijke KPN NV (Diversified Telecommunication Services)	266,310	795,803
Koninklijke Philips NV (Health Care Equipment & Supplies)	26,503	1,247,711
Royal Dutch Shell plc
Class A (Oil, Gas & Consumable Fuels)	67,525	1,553,435
Class B (Oil, Gas & Consumable Fuels)	162,324	3,743,202

Wolters Kluwer NV (Professional Services)	7,638	800,308
		16,815,888
Norway 0.1%
Norsk Hydro ASA (Metals & Mining)	17,786	130,281

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC International Research Equity Fund

	Shares	Value
Common Stocks (continued)
Peru 0.4%
Credicorp Ltd. (Banks)	6,463	$ 837,993
Philippines 0.5%
BDO Unibank, Inc. (Banks)	515,870	1,269,976
Republic of Korea 0.5%
LG Chem Ltd. (Chemicals)	864	618,120
Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	686	430,896
		1,049,016
Russia 2.4%
Coca-Cola HBC AG (Beverages)	71,125	2,465,575
LUKOIL PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	11,371	1,160,183
Mobile TeleSystems PJSC, Sponsored ADR (Wireless Telecommunication Services)	48,016	441,267
Sberbank of Russia PJSC (Banks)	285,735	1,435,214
		5,502,239
Singapore 0.5%
Best World International Ltd. (Personal Products) (a)(c)(d)(e)(f)	618,500	477,004
United Overseas Bank Ltd. (Banks)	36,700	728,013
		1,205,017
South Africa 0.8%
Anglo American plc (Metals & Mining)	31,310	1,192,282
Old Mutual Ltd. (Insurance)	597,600	609,923
		1,802,205
Spain 1.7%
Bankinter SA (Banks)	58,514	322,112
Cellnex Telecom SA (Diversified Telecommunication Services)	32,147	1,976,272
Grifols SA (Biotechnology)	28,888	661,045
Iberdrola SA (Electric Utilities)	88,800	1,048,598
		4,008,027
Sweden 2.8%
Alfa Laval AB (Machinery)	15,605	668,137
Assa Abloy AB, Class B (Building Products)	23,907	700,118
Fastighets AB Balder, Class B (Real Estate Management & Development) (a)	21,111	1,529,490
Industrivarden AB, Class A (Diversified Financial Services) (c)	537	17,709
Sandvik AB (Machinery)	26,752	677,522
	Shares	Value

Sweden (continued)
Svenska Handelsbanken AB, Class A (Banks) (c)	31,328	$ 358,732
Swedish Match AB (Tobacco)	125,639	1,105,705
Volvo AB, Class B (Machinery)	63,148	1,470,022
		6,527,435
Switzerland 2.1%
Alcon, Inc. (Health Care Equipment & Supplies)	12,712	1,050,448
Cie Financiere Richemont SA (Registered) (Textiles, Apparel & Luxury Goods)	12,005	1,482,924
Lonza Group AG (Registered) (Life Sciences Tools & Services)	970	795,197
Novartis AG (Registered) (Pharmaceuticals)	11,533	952,770
Tecan Group AG (Registered) (Life Sciences Tools & Services)	938	573,700
		4,855,039
Taiwan 3.7%
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	9,000	896,488
Formosa Sumco Technology Corp. (Semiconductors & Semiconductor Equipment)	45,000	254,868
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	40,000	1,313,268
Sea Ltd., ADR (Entertainment) (a)	3,129	1,075,031
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	44,400	5,048,280
		8,587,935
Thailand 0.8%
Kasikornbank PCL
(Banks)	37,900	159,904
NVDR (Banks) (c)	379,020	1,610,542

PTT Global Chemical PCL (Chemicals)	45,700	86,421
		1,856,867
United Arab Emirates 0.3%
Network International Holdings plc (IT Services) (a)(b)	134,750	596,020
United Kingdom 10.1%
Abcam plc (Biotechnology) (a)	32,471	735,008
AJ Bell plc (Capital Markets)	73,883	414,562
Allfunds Group plc (Capital Markets) (a)	50,714	1,025,124
AstraZeneca plc (Pharmaceuticals)	24,565	3,057,260
BAE Systems plc (Aerospace & Defense)	33,509	253,049
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Beazley plc (Insurance) (a)	130,704	$ 697,612
Coca-Cola Europacific Partners plc (Beverages)	42,924	2,259,949
ConvaTec Group plc (Health Care Equipment & Supplies) (b)	93,120	272,465
Croda International plc (Chemicals)	6,782	877,845
Diageo plc (Beverages)	86,048	4,277,079
easyJet plc (Airlines) (a)	26,236	223,690
Experian plc (Professional Services)	14,163	648,741
HSBC Holdings plc (Banks)	352,258	2,128,395
Hyve Group plc (Media) (a)	158,408	235,216
Intermediate Capital Group plc (Capital Markets)	43,174	1,294,569
Lancashire Holdings Ltd. (Insurance)	24,834	171,972
Oxford Nanopore Technologies plc (Life Sciences Tools & Services) (a)	11,900	90,956
Prudential plc (Insurance)	59,317	1,213,209
Rolls-Royce Holdings plc (Aerospace & Defense) (a)	159,521	287,823
Smith & Nephew plc (Health Care Equipment & Supplies)	39,481	678,098
Standard Chartered plc (Banks)	261,363	1,770,200
WPP plc (Media)	52,651	760,906
		23,373,728
United States 1.2%
Atlassian Corp. plc, Class A (Software) (a)	2,592	1,187,473
Schneider Electric SE (Electrical Equipment)	9,086	1,563,959
		2,751,432
Total Common Stocks (Cost $203,220,561)		219,063,410
Preferred Stocks 2.4%
Germany 0.8%
Volkswagen AG (Automobiles) 2.91%	7,609	1,704,842
Republic of Korea 1.6%
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals) 1.88%	68,330	3,742,347
Total Preferred Stocks (Cost $5,694,751)		5,447,189
	Shares	Value
Exchange-Traded Fund 1.3%
United States 1.3%
iShares MSCI ACWI ex US ETF	52,301	$ 2,984,818
Total Exchange-Traded Fund (Cost $2,943,343)		2,984,818

Short-Term Investments 1.6%
Affiliated Investment Company 0.9%
United States 0.9%
MainStay U.S. Government Liquidity Fund, 0.01% (g)	2,105,248	2,105,248
Unaffiliated Investment Company 0.7%
United States 0.7%
Wells Fargo Government Money Market Fund, 0.025% (g)(h)	1,687,412	1,687,412
Total Short-Term Investments (Cost $3,792,660)		3,792,660
Total Investments, Before Investments Sold Short (Cost $215,651,315)	100.3%	231,288,077
Investments Sold Short (0.0)% ‡
Common Stock Sold Short (0.0)% ‡
Australia (0.0)% ‡
Virgin Australia Airlines Holdings Pty. Ltd. (Airlines) (a)(d)(e)(f)	(444,108)	(34)
Total Common Stock Sold Short (Proceeds $0)		(34)

	Number of Rights	Value
Right Sold Short (0.0)% ‡
United States (0.0)% ‡
Intercell (Biotechnology) Expires 12/31/49 (a)(d)(e)(f)	(19,159)	(2)
Total Right Sold Short (Proceeds $0)		(2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC International Research Equity Fund

	Number of Warrants	Value
Warrant Sold Short (0.0)% ‡
Singapore (0.0)% ‡
Ezion Holdings Ltd. (Energy Equipment & Services)
Expires 4/16/23 (a)(d)(e)(f)	(2,005,620)	$ —
Total Warrant Sold Short (Proceeds $0)		—
Total Investments Sold Short (Proceeds $0)		(36)
Total Investments, Net of Investments Sold Short (Cost $215,651,315)	100.3%	231,288,041
Other Assets, Less Liabilities	(0.3)	(616,615)
Net Assets	100.0%	$ 230,671,426

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	All or a portion of this security was held on loan. As of October 31, 2021, the aggregate market value of securities on loan was $3,009,061; the total market value of collateral held by the Fund was $3,267,511. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,580,099. The Fund received cash collateral with a value of $1,687,412. (See Note 2(K))
(d)	Illiquid security—As of October 31, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $494,735, which represented 0.2% of the Fund’s net assets. (Unaudited)
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2021, the total market value was $476,968, which represented 0.2% of the Fund’s net assets.
(g)	Current yield as of October 31, 2021.
(h)	Represents a security purchased with cash collateral received for securities on loan.

Abbreviation(s):
ADR—American Depositary Receipt
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
NVDR—Non-Voting Depositary Receipt
PCL—Provision for Credit Losses
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 218,568,639	$ —	$ 494,771	$ 219,063,410
Preferred Stocks	5,447,189	—	—	5,447,189
Exchange-Traded Fund	2,984,818	—	—	2,984,818
Short-Term Investments
Affiliated Investment Company	2,105,248	—	—	2,105,248
Unaffiliated Investment Company	1,687,412	—	—	1,687,412
Total Short-Term Investments	3,792,660	—	—	3,792,660
Total Investments in Securities	$ 230,793,306	$ —	$ 494,771	$ 231,288,077
Liability Valuation Inputs
Common Stock Sold Short	$ —	$ —	$ (34)	$ (34)
Right Sold Short	—	—	(2)	(2)
Total Investments in Securities Sold Short	$ —	$ —	$ (36)	$ (36)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC International Research Equity Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †
Aerospace & Defense	$ 1,825,271	0.7%
Air Freight & Logistics	453,999	0.2
Airlines	708,037	0.3
Auto Components	1,481,266	0.6
Automobiles	10,229,737	4.6
Banks	24,183,345	10.4
Beverages	17,942,579	7.9
Biotechnology	5,038,293	2.2
Building Products	1,770,186	0.8
Capital Markets	6,173,969	2.7
Chemicals	3,261,178	1.5
Commercial Services & Supplies	182,078	0.1
Construction & Engineering	784,831	0.3
Containers & Packaging	1,029,294	0.5
Diversified Financial Services	17,709	0.0‡
Diversified Telecommunication Services	5,645,431	2.4
Electric Utilities	1,048,598	0.4
Electrical Equipment	1,899,800	0.8
Electronic Equipment, Instruments & Components	4,983,219	2.2
Entertainment	1,388,025	0.5
Equity Real Estate Investment Trusts	1,159,723	0.5
Exchange-Traded Fund	2,984,818	1.3
Food & Staples Retailing	1,137,023	0.5
Gas Utilities	455,319	0.2
Health Care Equipment & Supplies	7,218,376	3.1
Hotels, Restaurants & Leisure	300,732	0.1
Household Durables	2,210,886	1.0
Independent Power and Renewable Electricity Producers	2,879,405	1.2
Industrial Conglomerates	951,576	0.4
Insurance	11,898,835	5.1
Interactive Media & Services	3,023,058	1.3
Internet & Direct Marketing Retail	3,264,174	1.4
IT Services	9,382,609	4.1
Life Sciences Tools & Services	1,955,156	0.8
Machinery	6,564,930	2.8
Marine	392,994	0.2
Media	1,693,910	0.7
Metals & Mining	6,894,315	3.0
Multi-Utilities	2,168,674	1.0
Oil, Gas & Consumable Fuels	9,950,141	4.3
Personal Products	477,004	0.2
Pharmaceuticals	11,032,570	4.8
Professional Services	2,311,686	1.1
	Value	Percent †
Real Estate Management & Development	$ 5,490,616	2.4%
Road & Rail	1,234,318	0.5
Semiconductors & Semiconductor Equipment	18,280,739	8.0
Software	2,726,412	1.2
Technology Hardware, Storage & Peripherals	3,742,347	1.6
Textiles, Apparel & Luxury Goods	6,835,501	2.9
Tobacco	1,105,705	0.5
Trading Companies & Distributors	4,309,666	1.9
Water Utilities	565,690	0.3
Wireless Telecommunication Services	2,849,664	1.2
	227,495,417	98.7
Short-Term Investments	3,792,660	1.6
Other Assets, Less Liabilities*	(616,651)	(0.3)
Net Assets	$230,671,426	100.0%

†	Percentages indicated are based on Fund net assets.

*	Includes Investments sold short (details are shown below).
The table below sets forth the diversification of MainStay WMC International Research Equity Fund investments sold short by industry.
	Value	Percent †
Airlines	$(34)	(0.0)%‡
Biotechnology	(2)	(0.0)‡
Energy Equipment & Services	—	(0.0)‡
	$(36)	(0.0)%‡

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $213,546,067) including securities on loan of $3,009,061	$229,182,829
Investment in affiliated investment companies, at value (identified cost $2,105,248)	2,105,248
Cash	170,317
Cash denominated in foreign currencies (identified cost $158,813)	158,380
Receivables:
Dividends and interest	1,754,820
Investment securities sold	440,206
Securities lending	11,600
Fund shares sold	5,293
Other assets	24,505
Total assets	233,853,198
Liabilities
Investments sold short (proceeds $0)	36
Cash collateral received for securities on loan	1,687,412
Payables:
Investment securities purchased	1,218,037
Manager (See Note 3)	135,333
Shareholder communication	27,754
Transfer agent (See Note 3)	26,042
Custodian	20,345
Professional fees	18,958
Fund shares redeemed	18,232
Broker fees and charges on short sales	16,137
NYLIFE Distributors (See Note 3)	8,331
Trustees	763
Accrued expenses	4,392
Total liabilities	3,181,772
Net assets	$230,671,426
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 28,105
Additional paid-in-capital	301,082,621
301,110,726
Total distributable earnings (loss)	(70,439,300)
Net assets	$230,671,426
Class A
Net assets applicable to outstanding shares	$ 15,491,577
Shares of beneficial interest outstanding	1,899,029
Net asset value per share outstanding	$ 8.16
Maximum sales charge (5.50% of offering price)	0.47
Maximum offering price per share outstanding	$ 8.63
Investor Class
Net assets applicable to outstanding shares	$ 2,487,306
Shares of beneficial interest outstanding	306,848
Net asset value per share outstanding	$ 8.11
Maximum sales charge (5.00% of offering price)	0.43
Maximum offering price per share outstanding	$ 8.54
Class C
Net assets applicable to outstanding shares	$ 5,340,456
Shares of beneficial interest outstanding	678,736
Net asset value and offering price per share outstanding	$ 7.87
Class I
Net assets applicable to outstanding shares	$207,352,087
Shares of beneficial interest outstanding	25,220,281
Net asset value and offering price per share outstanding	$ 8.22

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC International Research Equity Fund

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $539,826)	$ 5,498,694
Securities lending	160,353
Dividends-affiliated	389
Total income	5,659,436
Expenses
Manager (See Note 3)	2,129,877
Custodian	137,163
Transfer agent (See Note 3)	136,648
Distribution/Service—Class A (See Note 3)	36,021
Distribution/Service—Investor Class (See Note 3)	6,966
Distribution/Service—Class C (See Note 3)	62,197
Professional fees	94,535
Registration	64,043
Shareholder communication	35,857
Broker fees and charges on short sales	12,258
Trustees	5,964
Dividends on investments sold short	4,680
Insurance	2,574
Miscellaneous	31,423
Total expenses before waiver/reimbursement	2,760,206
Expense waiver/reimbursement from Manager (See Note 3)	(56,175)
Net expenses	2,704,031
Net investment income (loss)	2,955,405
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	60,955,909
Investments sold short	294,283
Swap transactions	(7,912,558)
Foreign currency transactions	476,084
Net realized gain (loss)	53,813,718
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	12,303,189
Investments sold short	(286,961)
Swap contracts	(719,537)
Translation of other assets and liabilities in foreign currencies	(40,821)
Net change in unrealized appreciation (depreciation)	11,255,870
Net realized and unrealized gain (loss)	65,069,588
Net increase (decrease) in net assets resulting from operations	$68,024,993
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,955,405	$ 3,119,928
Net realized gain (loss)	53,813,718	(12,440,054)
Net change in unrealized appreciation (depreciation)	11,255,870	(18,021,169)
Net increase (decrease) in net assets resulting from operations	68,024,993	(27,341,295)
Distributions to shareholders:
Class A	(251,503)	(1,739,689)
Investor Class	(51,029)	(339,120)
Class C	(47,871)	(1,169,574)
Class I	(5,460,954)	(26,566,143)
Total distributions to shareholders	(5,811,357)	(29,814,526)
Capital share transactions:
Net proceeds from sales of shares	13,488,394	20,103,256
Net asset value of shares issued to shareholder in reinvestment of distributions	5,762,226	29,446,340
Cost of shares redeemed	(102,225,447)	(59,690,310)
Increase (decrease) in net assets derived from capital share transactions	(82,974,827)	(10,140,714)
Net increase (decrease) in net assets	(20,761,191)	(67,296,535)
Net Assets
Beginning of year	251,432,617	318,729,152
End of year	$ 230,671,426	$251,432,617
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay WMC International Research Equity Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 6.40	$ 7.77	$ 7.93	$ 9.58	$ 8.06
Net investment income (loss)	0.09(a)	0.06(a)	0.15(a)	0.13	0.02
Net realized and unrealized gain (loss)	1.81	(0.70)	0.10	(1.63)	1.73
Total from investment operations	1.90	(0.64)	0.25	(1.50)	1.75
Less distributions:
From net investment income	(0.14)	(0.73)	(0.41)	(0.15)	(0.23)
Net asset value at end of year	$ 8.16	$ 6.40	$ 7.77	$ 7.93	$ 9.58
Total investment return (b)	29.93%	(9.21)%	3.83%	(15.94)%(c)	22.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09%	0.89%	2.04%	1.37%	0.24%
Net expenses (d)(e)	1.31%	1.63%	1.75%	1.78%	3.22%
Portfolio turnover rate	117%	136%	182%	223%	179%
Net assets at end of year (in 000’s)	$ 15,492	$ 12,373	$ 19,557	$ 31,870	$ 55,580

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.30%	0.01%
October 31, 2020	1.60%	0.03%
October 31, 2019	1.64%	0.11%
October 31, 2018	1.65%	0.13%
October 31, 2017	1.56%	1.66%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 6.36	$ 7.73	$ 7.90	$ 9.54	$ 8.02
Net investment income (loss)	0.05(a)	0.04(a)	0.15(a)	0.12	0.04
Net realized and unrealized gain (loss)	1.82	(0.70)	0.08	(1.62)	1.70
Total from investment operations	1.87	(0.66)	0.23	(1.50)	1.74
Less distributions:
From net investment income	(0.12)	(0.71)	(0.40)	(0.14)	(0.22)
Net asset value at end of year	$ 8.11	$ 6.36	$ 7.73	$ 7.90	$ 9.54
Total investment return (b)	29.66%	(9.47)%	3.54%	(15.97)%(c)	22.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.64%	0.66%	2.00%	1.29%	0.43%
Net expenses (d)(e)	1.63%	1.89%	1.93%	1.88%	3.34%
Portfolio turnover rate	117%	136%	182%	223%	179%
Net assets at end of year (in 000's)	$ 2,487	$ 2,731	$ 3,690	$ 3,407	$ 4,294

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.62%	0.01%
October 31, 2020	1.86%	0.03%
October 31, 2019	1.81%	0.12%
October 31, 2018	1.75%	0.13%
October 31, 2017	1.65%	1.66%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay WMC International Research Equity Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 6.16	$ 7.49	$ 7.63	$ 9.23	$ 7.75
Net investment income (loss)	0.00(a)	(0.01)(a)	0.08(a)	0.05	(0.01)
Net realized and unrealized gain (loss)	1.76	(0.68)	0.10	(1.57)	1.64
Total from investment operations	1.76	(0.69)	0.18	(1.52)	1.63
Less distributions:
From net investment income	(0.05)	(0.64)	(0.32)	(0.08)	(0.15)
Net asset value at end of year	$ 7.87	$ 6.16	$ 7.49	$ 7.63	$ 9.23
Total investment return (b)	28.66%	(10.16)%	2.81%	(16.61)%	21.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%	(0.22)%	1.14%	0.52%	(0.17)%
Net expenses (c)(d)	2.38%	2.64%	2.66%	2.62%	4.06%
Portfolio turnover rate	117%	136%	182%	223%	179%
Net assets at end of year (in 000’s)	$ 5,340	$ 6,229	$ 14,203	$ 27,699	$ 42,231

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	2.37%	0.01%
October 31, 2020	2.61%	0.03%
October 31, 2019	2.55%	0.11%
October 31, 2018	2.49%	0.13%
October 31, 2017	2.39%	1.64%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 6.45	$ 7.83	$ 8.00	$ 9.66	$ 8.12
Net investment income (loss)	0.10(a)	0.08(a)	0.17(a)	0.15	0.09
Net realized and unrealized gain (loss)	1.83	(0.71)	0.10	(1.64)	1.70
Total from investment operations	1.93	(0.63)	0.27	(1.49)	1.79
Less distributions:
From net investment income	(0.16)	(0.75)	(0.44)	(0.17)	(0.25)
Net asset value at end of year	$ 8.22	$ 6.45	$ 7.83	$ 8.00	$ 9.66
Total investment return (b)	30.21%	(8.98)%	4.08%	(15.72)%(c)	22.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%	1.19%	2.20%	1.63%	0.96%
Net expenses (d)(e)	1.06%	1.38%	1.50%	1.53%	2.93%
Expenses (before waiver/reimbursement) (d)(e)	1.08%	1.38%	1.50%	1.53%	2.93%
Portfolio turnover rate	117%	136%	182%	223%	179%
Net assets at end of year (in 000’s)	$ 207,352	$ 230,100	$ 281,279	$ 521,050	$ 653,051

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	The expense ratios presented below show the impact of short sales expense:

Year Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.05%	0.01%
October 31, 2020	1.35%	0.03%
October 31, 2019	1.40%	0.10%
October 31, 2018	1.40%	0.13%
October 31, 2017	1.29%	1.63%
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay WMC International Research Equity Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC International Research Equity Fund (formerly known as MainStay MacKay International Opportunities Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	9/28/2007
Investor Class	2/28/2008
Class C	9/28/2007
Class I	9/28/2007
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

27

Notes to Financial Statements (continued)
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of October 31, 2021, are shown in the Portfolio of Investments.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity

28	MainStay WMC International Research Equity Fund

securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Equity securities, including rights and warrants and exchange-traded funds ("ETFs"), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of October 31, 2021, and can change at any time. Illiquid investments as of October 31, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of
29

Notes to Financial Statements (continued)
Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Swap Contracts. The Fund may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

30	MainStay WMC International Research Equity Fund

Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund's return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund's current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.
Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.
(I) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Sold Short.  During the year ended October 31, 2021, the Fund engaged in sales of securities it did not own ("short sales") as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of October 31, 2021, the securities sold short are shown in the Portfolio of Investments.
(K) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund.
31

Notes to Financial Statements (continued)
Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(L) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of October 31, 2021 are shown in the Portfolio of Investments.
(M) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(N) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(O) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, certain LIBOR tenors will continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to

32	MainStay WMC International Research Equity Fund

other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(P) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(Q) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$(7,912,558)	$(7,912,558)
Total Net Realized Gain (Loss)	$(7,912,558)	$(7,912,558)

Net Change in Unrealized Appreciation (Depreciation)	Equity Contracts Risk	Total
Swap Contracts	$(719,537)	$(719,537)
Total Net Change in Unrealized Appreciation (Depreciation)	$(719,537)	$(719,537)

Average Notional Amount	Total
Swap Contracts Long (a)	$ 49,363,306
Swap Contracts Short (b)	$(18,335,000)

(a)	Positions were open three months during the reporting period.
(b)	Positions were open seven months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective March 5, 2021 due to the replacement of MacKay Shields LLC as the Fund’s subadvisor and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as the Fund’s subadvisor. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Effective March 5, 2021, under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of average daily net assets of the Fund. During the year ended October 31, 2021, the effective management fee rate was 0.88%.
Prior to March 5, 2021, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 1.10% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.85% of the Fund’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
33

Notes to Financial Statements (continued)
Effective March 5, 2021, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.86% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: 1.95% for Investor Class shares and 2.70% for Class C shares. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $2,129,877 and waived fees and/or reimbursed expenses in the amount of $56,175 and paid Wellington and MacKay $495,893 and $480,629, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor
Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class) C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $2,496 and $584, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares during the year ended October 31, 2021, of $120.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 6,406	$—
Investor Class	9,436	—
Class C	21,064	—
Class I	99,742	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which

34	MainStay WMC International Research Equity Fund

offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 4,027	$ 146,206	$ (148,128)	$ —	$ —	$ 2,105	$ —(a)	$ —	2,105

(a)	Less than $500.

Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$216,525,764	$25,954,728	$(11,192,451)	$14,762,277
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$5,430,286	$(90,659,894)	$14,790,308	$(70,439,300)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale and Passive Foreign Investment Company (PFIC) adjustments.
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $90,659,894 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$90,660	$—
The Fund utilized $50,238,099 of capital loss carryforwards during the year ended October 31, 2021.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$5,811,357	$29,814,526
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $23,881 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the

35

Notes to Financial Statements (continued)
syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $275,555 and $352,076, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended October 31, 2021, were as follows:
Sales (000's)	Realized Gain / (Loss) (000's)
$3	$1
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	406,996	$ 3,199,938
Shares issued to shareholders in reinvestment of distributions	33,548	240,873
Shares redeemed	(534,661)	(4,069,351)
Net increase (decrease) in shares outstanding before conversion	(94,117)	(628,540)
Shares converted into Class A (See Note 1)	59,430	466,438
Net increase (decrease)	(34,687)	$ (162,102)
Year ended October 31, 2020:
Shares sold	304,489	$ 2,074,100
Shares issued to shareholders in reinvestment of distributions	239,794	1,709,730
Shares redeemed	(1,164,431)	(7,702,927)
Net increase (decrease) in shares outstanding before conversion	(620,148)	(3,919,097)
Shares converted into Class A (See Note 1)	43,011	270,177
Shares converted from Class A (See Note 1)	(5,617)	(32,184)
Net increase (decrease)	(582,754)	$ (3,681,104)

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	31,303	$ 242,991
Shares issued to shareholders in reinvestment of distributions	7,076	50,598
Shares redeemed	(106,038)	(809,982)
Net increase (decrease) in shares outstanding before conversion	(67,659)	(516,393)
Shares converted into Investor Class (See Note 1)	3,025	23,291
Shares converted from Investor Class (See Note 1)	(57,649)	(450,154)
Net increase (decrease)	(122,283)	$ (943,256)
Year ended October 31, 2020:
Shares sold	54,587	$ 368,340
Shares issued to shareholders in reinvestment of distributions	47,308	336,357
Shares redeemed	(111,252)	(742,902)
Net increase (decrease) in shares outstanding before conversion	(9,357)	(38,205)
Shares converted into Investor Class (See Note 1)	4,407	26,427
Shares converted from Investor Class (See Note 1)	(42,961)	(268,699)
Net increase (decrease)	(47,911)	$ (280,477)

36	MainStay WMC International Research Equity Fund

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	6,639	$ 49,558
Shares issued to shareholders in reinvestment of distributions	6,756	47,223
Shares redeemed	(340,250)	(2,543,000)
Net increase (decrease) in shares outstanding before conversion	(326,855)	(2,446,219)
Shares converted from Class C (See Note 1)	(5,247)	(39,575)
Net increase (decrease)	(332,102)	$ (2,485,794)
Year ended October 31, 2020:
Shares sold	82,424	$ 592,715
Shares issued to shareholders in reinvestment of distributions	161,472	1,118,998
Shares redeemed	(1,126,164)	(7,264,586)
Net increase (decrease) in shares outstanding before conversion	(882,268)	(5,552,873)
Shares converted from Class C (See Note 1)	(2,120)	(13,261)
Net increase (decrease)	(884,388)	$ (5,566,134)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,286,350	$ 9,995,907
Shares issued to shareholders in reinvestment of distributions	751,182	5,423,532
Shares redeemed	(12,502,063)	(94,803,114)
Net increase (decrease)	(10,464,531)	$(79,383,675)
Year ended October 31, 2020:
Shares sold	2,542,984	$ 17,068,101
Shares issued to shareholders in reinvestment of distributions	3,665,446	26,281,255
Shares redeemed	(6,441,307)	(43,979,895)
Net increase (decrease) in shares outstanding before conversion	(232,877)	(630,539)
Shares converted into Class I (See Note 1)	3,045	17,540
Net increase (decrease)	(229,832)	$ (612,999)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
37

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay WMC International Research Equity Fund (formerly, MainStay MacKay International Opportunities Fund) (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
38	MainStay WMC International Research Equity Fund

Federal Income Tax
Information   (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended October 31, 2021, the Fund designated approximately $6,201,612 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended October 31, 2021 should be multiplied by 0.07% to arrive at the amount eligible for the corporate dividend-received deduction.
In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2021:
•    the total amount of taxes credited to foreign countries was $604,349.
•    the total amount of income sourced from foreign countries was $3,774,122.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
39

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
40	MainStay WMC International Research Equity Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
41

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
42	MainStay WMC International Research Equity Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
43

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1716831MS180-21	MSWIRE11-12/21
(NYLIM) NL530

MainStay WMC Small Companies Fund
(formerly known as MainStay MacKay Small Cap Core Fund)

Message from the President and Annual Report
October 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
An improved economic outlook provided support to both the equity and fixed-income markets during the 12-month reporting period ended October 31, 2021, but several factors agitated the markets at times, including inflation concerns, uncertainty about the Federal Reserve’s (“Fed”) policy, the re-emergence of COVID-19, and political standoffs in Washington. While stock markets posted solid gains, bonds finished down somewhat, due largely to a sell-off in U.S. Treasury issues early in the year.
The reporting period began with a dramatic shift in the market environment when the discovery of two COVID-19 vaccine candidates was announced. The $900 billion relief package passed in December also added to investor confidence. On the other hand, late in 2021, government inaction added to market uncertainty as Congress came to a stalemate over the debt ceiling and a $3.5 trillion reconciliation package.
As the reporting period progressed investors became increasingly focused on inflation, and a variety of developments fueled these concerns. Early in 2021, the Fed opted to leave interest rates unchanged, pointing to the low inflation rate. But, mindful of the Fed’s new, more lenient approach to pricing pressures—announced late in 2020—and of sizable fiscal spending enacted in response to the pandemic, investors grew concerned, which led to a sell-off in longer-dated Treasury issues in February and March.
Energy prices continued to rebound from a low point at the height of the pandemic in 2020, and shortages in various sectors, including semiconductors and construction supplies, resulted in rising prices. An anticipated $1+ trillion infrastructure spending bill added to inflation concerns. The Consumer Price Index, a measure of pricing pressures across the economy, ticked up in March, exceeded a 4% annualized rate in April, and remained above 5% through September.
In September, the Fed increased its forecast for inflation in 2021 from 3.4% to 4.2% and its forecast for 2022 from 2.1% to 2.2%. After the reporting period, Fed officials announced that a reduction in the Fed's bond purchasing program would begin in November 2021.
In fixed-income markets, these concerns and the sell-off in issues of longer-term Treasury bonds weighed on investment grade corporate bonds. Early in the reporting period, they performed well as the economic outlook improved, but pricing pressures and uncertainty about when the Fed would reduce its bond-purchasing program took a toll. High-yield bonds fared better, supported by more attractive yields and the improved outlook for economic growth.
In the municipal market, healthy fundamentals, $350 billion in financial support from the federal government, and the prospect of an increase in federal income tax rates on corporations and higher-earning households provided some support. But intermittent fears about the effect of the Delta variant of COVID-19, inflation concerns, and an anticipated rise in Treasury yields weighed on the market at times.
In equities, turmoil in the Treasury market led to a shift early in the reporting period. The rise of yields on longer Treasury issues disrupted the momentum of growth stocks as investors sought to capture the impact of improving economic growth by moving into more cyclical and value-oriented shares. But growth stocks rebounded later as concerns about the pace of the economic recovery arose with the emergence of the Delta variant. Although value stocks outperformed growth stocks in the first half of the reporting period, by the end of the reporting period, their returns were approximately even.
The performance of individual sectors within the S&P 500® Index, a widely regarded benchmark of market performance, varied widely, with inflation and interest-rate sensitive sectors leading. The energy sector more than doubled during the reporting period, followed by the financial sector, while the utilities and consumer staples sectors lagged. Foreign developed markets posted strong returns but underperformed the U.S. market somewhat. Emerging markets gained as well, but a lagging economic and pandemic recovery continued to hinder performance.
In light of higher inflation and rising interest rates, we at New York Life Investments are focused on providing investors with the products and insights they may need to meet the challenge of a changing market environment.
The following annual report contains more detailed information about the specific markets, securities and decisions that affected your MainStay Fund during the 12 months ended October 31, 2021.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended October 31, 2021[1]
Class	Sales Charge		Inception Date[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	1/2/2004	36.32%	8.31%	9.34%	1.25%
		Excluding sales charges		44.25	9.54	9.96	1.25
Investor Class Shares[4]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	36.71	8.02	9.04	1.70
		Excluding sales charges		43.90	9.25	9.65	1.70
Class B Shares[5]	Maximum 5% CDSC	With sales charges	1/2/2004	37.86	8.14	8.83	2.45
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		42.86	8.43	8.83	2.45
Class C Shares	Maximum 1% CDSC	With sales charges	12/30/2002	41.83	8.43	8.83	2.45
	if Redeemed Within One Year of Purchase	Excluding sales charges		42.83	8.43	8.83	2.45
Class I Shares	No Sales Charge		1/12/1987	44.66	9.82	10.23	1.00
Class R1 Shares	No Sales Charge		7/31/2012	44.49	9.71	10.62	1.10
Class R2 Shares	No Sales Charge		7/31/2012	44.13	9.44	10.34	1.35
Class R3 Shares	No Sales Charge		2/29/2016	43.80	9.16	9.95	1.60

1.	The Fund replaced its subadvisor, changed its investment objective and modified its principal investment strategies as of April 1, 2019. Therefore, the performance information shown in this report prior to April 1, 2019 reflects that of the Fund’s prior subadvisor, investment objective and principal investment strategies.
2.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund's prior subadvisor and principal investment strategies.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	One Year	Five Years	Ten Years
Russell 2000® Index[1]	50.80%	15.52%	13.50%
Morningstar Small Blend Category Average[2]	53.46	13.33	11.93

1.	The Fund has selected the Russell 2000® Index as its primary benchmark. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.
2.	The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Small Companies Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Small Companies Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2021 to October 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2021 to October 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/21	Ending Account Value (Based on Actual Returns and Expenses) 10/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$995.40	$ 6.04	$1,019.16	$ 6.11	1.20%
Investor Class Shares	$1,000.00	$994.10	$ 7.49	$1,017.69	$ 7.58	1.49%
Class B Shares	$1,000.00	$990.50	$11.24	$1,013.91	$11.37	2.24%
Class C Shares	$1,000.00	$990.50	$11.24	$1,013.91	$11.37	2.24%
Class I Shares	$1,000.00	$996.80	$ 4.78	$1,020.42	$ 4.84	0.95%
Class R1 Shares	$1,000.00	$996.40	$ 5.33	$1,019.86	$ 5.40	1.06%
Class R2 Shares	$1,000.00	$995.10	$ 6.54	$1,018.65	$ 6.61	1.30%
Class R3 Shares	$1,000.00	$993.80	$ 7.84	$1,017.34	$ 7.93	1.56%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of October 31, 2021 (Unaudited)
Software	9.6%
Biotechnology	6.6
Banks	6.1
Equity Real Estate Investment Trusts	5.6
Thrifts & Mortgage Finance	5.0
Health Care Equipment & Supplies	4.2
Chemicals	3.7
Professional Services	3.4
Building Products	3.2
Trading Companies & Distributors	3.2
Capital Markets	3.1
Electronic Equipment, Instruments & Components	2.9
Metals & Mining	2.9
Energy Equipment & Services	2.8
Consumer Finance	2.8
Auto Components	2.7
Life Sciences Tools & Services	2.6
Household Durables	2.1
Semiconductors & Semiconductor Equipment	2.0
Hotels, Restaurants & Leisure	1.8
Diversified Financial Services	1.7%
Air Freight & Logistics	1.7
Real Estate Management & Development	1.6
Health Care Providers & Services	1.6
Entertainment	1.6
Gas Utilities	1.5
Electrical Equipment	1.5
Marine	1.4
Machinery	1.4
Commercial Services & Supplies	1.4
Construction & Engineering	1.4
Pharmaceuticals	1.2
Internet & Direct Marketing Retail	0.9
Media	0.9
Food Products	0.6
IT Services	0.0‡
Short–Term Investments	7.2
Other Assets, Less Liabilities	–3.9
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2021 (excluding short-term investments) (Unaudited)
1.	Veritone, Inc.
2.	Codexis, Inc.
3.	Livent Corp.
4.	Skyline Champion Corp.
5.	Tower Semiconductor Ltd.
6.	Marathon Digital Holdings, Inc.
7.	Uniti Group, Inc.
8.	Box, Inc., Class A
9.	Agilysys, Inc.
10.	Hilton Grand Vacations, Inc.

8	MainStay WMC Small Companies Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by Migene Kim, CFA, and Mona Patni of MacKay Shields LLC (“MacKay Shields”), the Fund’s former Subadvisor, and portfolio manager Peter W. Carpi, CFA, of Wellington Management Company LLP (“Wellington”), the Fund’s current Subadvisor.
How did MainStay WMC Small Companies Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2021?
For the 12 months ended October 31, 2021, Class I shares of MainStay WMC Small Companies Fund returned 44.66%, underperforming the 50.80% return of the Fund’s benchmark, the Russell 2000® Index (the “Index”). Over the same period, Class I shares also underperformed the 53.46% return of the Morningstar Small Blend Category Average. 1
Were there any changes to the Fund during the reporting period?
At meetings held on January 21, January 25, and February 3, 2021, the Board of Trustees of MainStay Funds Trust considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP as the Fund’s subadvisor, and the related subadvisory agreement; (ii) changing the Fund’s name; and (iii) modifying the Fund’s principal investment strategies and investment process.
In the process of implementing the new principal investment strategies and investment process, the Fund experienced a high level of portfolio turnover. Also, during this transition period, the Fund may not have been pursuing its investment objective or may not have been managed consistent with its investment strategies as stated in the Prospectus. This may have impacted the Fund’s performance.
What factors affected the Fund’s relative performance during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Fund, adverse stock selection undermined returns relative to the Index. In terms of stock selection model efficacy, the combination of signals used by the quantitative stock selection model was not rewarded due mostly to weakness in valuation and sentiment measures.
Wellington
During the time Wellington managed the Fund, security selection was responsible for the Fund’s underperformance relative to the Index, particularly in the energy, communication services and health care sectors. We think it worth noting that four of the Fund’s bottom 10 relative detractors were biopharmaceutical stocks. Due to the regulatory nature of the industry, binary outcomes are bound to happen in the field of biotech, but the amount of variance we've seen this year is rare. Biotech companies in general do not meet our definition of a fundamental inflection that’s not yet recognized by the market, but we want to maintain exposure to the industry as it represents an 11% weighting in the Index. We have confidence in Wellington’s deep research in health care, but we have made enhancements at the margin to mitigate risk in that industry.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
MacKay Shields
During the time MacKay Shields managed the Fund, the strongest positive contributions to the Fund’s performance relative to the Index came from the financials, information technology and utilities sectors. (Contributions take weightings and total returns into account.) Over the same period, the consumer discretionary, health care and industrials sectors were the weakest contributors to relative performance.
Wellington
During the time Wellington managed the Fund, weak security selection in energy, communication services and health care was partially offset by positive selection in financials and information technology. Sector allocation, a result of our bottom-up stock selection process, also detracted from returns. Underweight exposure relative to the Index in the energy and communication services sectors detracted from returns but was partially offset by the positive impact of underweight exposure to health care.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
MacKay Shields
The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the time MacKay Shields managed the Fund included electrical component & equipment maker Plug Power, biotechnology company Novavax and electrical component & equipment maker Atkore. The stocks that detracted most significantly from the Fund’s absolute performance during the same period were movie and entertainment company AMC Entertainment Holdings, apparel retailer Express and biotechnology firm Arena Pharmaceuticals.
Wellington
The Fund’s top two absolute contributors during the same period were enzyme engineering company Codexis and lithium compounds producer Livent. Share of Codexis traded higher after management posted impressive second-quarter 2021 results. Total revenues sharply increased year-over-year, and product revenues reached record levels, led by the performance of the company’s enzymes segment and a substantial order placed by a global pharmaceutical company for one of Codexis’ proprietary enzymes. Management substantially raised its revenue guidance

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

range for the 2021 fiscal year. Livent shares rose as demand for lithium products continued to surge due to the increased use of alternative energy products, most notably electric vehicles, and the batteries needed for their operation.
During the time Wellington managed the Fund, the individual stocks that detracted most significantly from absolute performance were digital media and promotions technology company Quotient Technology and avocado producer Calavo Growers. The Quotient share price declined after the company announced its second-quarter 2021 earnings results. While revenue came in ahead of estimates, the company’s per-share loss was nearly double consensus expectations. The company's gross margins fell due to its product mix, with its lower-margin media segment outperforming. The Fund continued to hold an out-of-benchmark exposure to Quotient as we look for signs of sentiment and margin recovery in the fourth quarter of 2021. The share price of Calavo Growers fell as labor and freight costs weighed on margins.
What were some of the Fund’s largest purchases and sales during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Fund, the Fund’s largest initial purchase was in staffing and employment services provider Upwork, while its largest increased position size was in Plug Power, mentioned above. During the same period, the Fund exited its full position in heart medication specialist MyoKardia, while its most significantly reduced position size was in engineering and construction firm TopBuild.
Wellington
During the time Wellington managed the Fund, the Fund initiated positions in cinema company IMAX and cloud-based artificial intelligence media technology company Veritone. We believe IMAX is well positioned to benefit from economic reopenings. In addition to its U.S. footprint, the company has exposure in China, and has additional opportunities to grow internationally. As IMAX only offers big, blockbuster movies, we believe the stock involves less risk than shares of its competitors. The Fund acquired a position in Veritone in light of the broad potential applications of the company’s artificial intelligence (“AI”) software, and our expectation for meaningful new product launches and new customer development. One recently launched product uses AI to produce custom voices through text to speech, or speech to speech. Microsoft is a key partner for Veritone today, but the company also has a number of other important partnerships.
During the same period, the Fund eliminated positions in capital equipment manufacturer Kulicke & Soffa Industries and cloud platform provider Cloudera. The Fund sold its Kulicke & Soffa shares on strength after consensus estimates for the company’s future financial performance rose significantly, reflecting developments that were part of our initial investment thesis for the company. Cloudera was acquired during the reporting period at a premium to its prior stock price.
How did the Fund’s sector and/or country weightings change during the reporting period?
MacKay Shields
During the time MacKay Shields managed the Fund, the Fund's largest increases in sector exposures relative to the Index were in the financials and utilities sectors. Conversely, the Fund's largest decreases in benchmark-relative sector exposures were in the health care and information technology sectors.
Wellington
Wellington seeks to keep the Fund’s sector and industry exposures close to those of the Index so that stock selection drives returns. During the time Wellington managed the Fund, the largest increases in sector weight were in the industrials, financials and materials sectors, while the largest decreases were in information technology and energy.
How was the Fund positioned at the end of the reporting period?
Wellington
As of October 31, 2021, the Fund’s largest overweight exposures relative to the Index were in the industrials and financials sectors. As of the same date, the Fund’s most significantly underweight exposures were to the consumer discretionary and health care sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay WMC Small Companies Fund

Portfolio of Investments October 31, 2021†
	Shares	Value
Common Stocks 96.7%
Air Freight & Logistics 1.7%
Hub Group, Inc., Class A (a)	86,142	$ 6,768,177
Auto Components 2.7%
Dana, Inc.	238,788	5,298,706
Gentherm, Inc. (a)	77,044	5,672,749
		10,971,455
Banks 6.1%
Allegiance Bancshares, Inc.	91,571	3,586,836
First Midwest Bancorp, Inc.	192,919	3,713,691
OFG Bancorp	245,599	6,361,014
United Community Banks, Inc.	141,947	4,945,433
Veritex Holdings, Inc.	144,578	5,920,469
		24,527,443
Biotechnology 6.6%
Amicus Therapeutics, Inc. (a)	388,314	4,077,297
Arena Pharmaceuticals, Inc. (a)	56,818	3,260,785
Celldex Therapeutics, Inc. (a)	119,464	5,081,998
Kymera Therapeutics, Inc. (a)	49,020	2,886,298
Myovant Sciences Ltd. (a)(b)	211,343	4,624,185
Sage Therapeutics, Inc. (a)	65,995	2,663,558
Zymeworks, Inc. (a)	177,945	3,959,276
		26,553,397
Building Products 3.2%
Apogee Enterprises, Inc.	99,573	4,175,096
Insteel Industries, Inc.	119,985	4,879,790
PGT Innovations, Inc. (a)	173,602	3,706,403
		12,761,289
Capital Markets 3.1%
Hamilton Lane, Inc., Class A	60,011	6,271,750
Moelis & Co., Class A	84,271	6,129,872
		12,401,622
Chemicals 3.7%
Livent Corp. (a)	342,771	9,672,997
Minerals Technologies, Inc.	74,493	5,284,533
		14,957,530
Commercial Services & Supplies 1.4%
Interface, Inc.	389,969	5,599,955
Construction & Engineering 1.4%
Badger Infrastructure Solutions Ltd.	200,006	5,518,912
	Shares	Value

Consumer Finance 2.8%
Enova International, Inc. (a)	183,758	$ 5,961,110
PRA Group, Inc. (a)	122,791	5,265,278
		11,226,388
Diversified Financial Services 1.7%
ECN Capital Corp.	798,765	6,944,660
Electrical Equipment 1.5%
EnerSys	75,287	6,025,971
Electronic Equipment, Instruments & Components 2.9%
FARO Technologies, Inc. (a)	79,057	5,816,223
Knowles Corp. (a)	285,813	5,956,343
		11,772,566
Energy Equipment & Services 2.8%
Liberty Oilfield Services, Inc., Class A (a)	426,450	5,509,734
Nabors Industries Ltd.	57,044	5,847,010
		11,356,744
Entertainment 1.6%
IMAX Corp. (a)	329,989	6,220,293
Equity Real Estate Investment Trusts 5.6%
Acadia Realty Trust	331,581	7,089,202
Empire State Realty Trust, Inc., Class A	204,100	1,975,688
Piedmont Office Realty Trust, Inc., Class A	333,000	5,914,080
Uniti Group, Inc.	526,913	7,540,125
		22,519,095
Food Products 0.6%
Calavo Growers, Inc.	60,291	2,423,698
Gas Utilities 1.5%
New Jersey Resources Corp.	161,669	6,112,705
Health Care Equipment & Supplies 4.2%
Lantheus Holdings, Inc. (a)	268,833	6,288,004
Orthofix Medical, Inc. (a)	173,780	6,252,604
SI-BONE, Inc. (a)	195,258	4,403,068
		16,943,676
Health Care Providers & Services 1.6%
AMN Healthcare Services, Inc. (a)	65,591	6,473,832
Hotels, Restaurants & Leisure 1.8%
Hilton Grand Vacations, Inc. (a)	146,026	7,342,187

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2021† (continued)
	Shares	Value
Common Stocks (continued)
Household Durables 2.1%
Skyline Champion Corp. (a)	132,483	$ 8,388,824
Internet & Direct Marketing Retail 0.9%
Quotient Technology, Inc. (a)(b)	575,334	3,705,151
IT Services 0.0% ‡
BM Technologies, Inc. (a)(b)	7,029	62,839
Life Sciences Tools & Services 2.6%
Codexis, Inc. (a)	299,891	10,427,210
Machinery 1.4%
Astec Industries, Inc.	105,445	5,628,654
Marine 1.4%
Kirby Corp. (a)	109,437	5,735,593
Media 0.9%
Cardlytics, Inc. (a)	45,210	3,556,219
Metals & Mining 2.9%
Carpenter Technology Corp.	164,651	5,084,423
MP Materials Corp. (a)(b)	194,624	6,588,022
		11,672,445
Pharmaceuticals 1.2%
Arvinas, Inc. (a)	54,532	4,721,381
Professional Services 3.4%
ICF International, Inc.	68,764	6,910,094
Insperity, Inc.	53,907	6,738,375
		13,648,469
Real Estate Management & Development 1.6%
Marcus & Millichap, Inc. (a)	138,355	6,516,521
Semiconductors & Semiconductor Equipment 2.0%
Tower Semiconductor Ltd. (a)	249,978	7,966,799
Software 9.6%
8x8, Inc. (a)	230,672	5,227,027
Agilysys, Inc. (a)	153,897	7,343,965
Box, Inc., Class A (a)(b)	287,091	7,415,561
Marathon Digital Holdings, Inc. (a)(b)	150,565	7,865,516
	Shares	Value

Software (continued)
Veritone, Inc. (a)(b)	354,520	$ 10,603,693
		38,455,762
Thrifts & Mortgage Finance 5.0%
Federal Agricultural Mortgage Corp., Class C	40,278	5,078,653
MGIC Investment Corp.	413,363	6,679,946
NMI Holdings, Inc., Class A (a)	164,637	3,997,386
WSFS Financial Corp.	79,945	4,141,951
		19,897,936
Trading Companies & Distributors 3.2%
Boise Cascade Co.	118,877	6,730,816
MRC Global, Inc. (a)	717,489	5,955,158
		12,685,974
Total Common Stocks (Cost $377,551,131)		388,491,372

	Number of Warrants
Warrant 0.0% ‡
Energy Equipment & Services 0.0% ‡
Nabors Industries Ltd.
Expires 6/11/26 (a)	25,784	190,802
Total Warrant (Cost $0)		190,802

	Shares
Short-Term Investments 7.2%
Affiliated Investment Company 4.0%
MainStay U.S. Government Liquidity Fund, 0.01% (c)	15,833,936	15,833,936
Unaffiliated Investment Companies 3.2%
BlackRock Liquidity FedFund, 0.025% (c)(d)	4,331,587	4,331,587

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Small Companies Fund

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Companies (continued)
Wells Fargo Government Money Market Fund, 0.025% (c)(d)	8,649,049	$ 8,649,049
Total Unaffiliated Investment Companies (Cost $12,980,636)		12,980,636
Total Short-Term Investments (Cost $28,814,572)		28,814,572
Total Investments (Cost $406,365,703)	103.9%	417,496,746
Other Assets, Less Liabilities	(3.9)	(15,555,898)
Net Assets	100.0%	$ 401,940,848

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of October 31, 2021, the aggregate market value of securities on loan was $14,672,629; the total market value of collateral held by the Fund was $14,865,071. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,884,435. The Fund received cash collateral with a value of $12,980,636. (See Note 2(G))
(c)	Current yield as of October 31, 2021.
(d)	Represents a security purchased with cash collateral received for securities on loan.
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 388,491,372	$ —	$ —	$ 388,491,372
Warrant	190,802	—	—	190,802
Short-Term Investments
Affiliated Investment Company	15,833,936	—	—	15,833,936
Unaffiliated Investment Companies	12,980,636	—	—	12,980,636
Total Short-Term Investments	28,814,572	—	—	28,814,572
Total Investments in Securities	$ 417,496,746	$ —	$ —	$ 417,496,746

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of October 31, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $390,531,767) including securities on loan of $14,672,629	$401,662,810
Investment in affiliated investment companies, at value (identified cost $15,833,936)	15,833,936
Cash	4,103
Receivables:
Investment securities sold	4,667,257
Fund shares sold	112,387
Dividends and interest	57,716
Securities lending	2,334
Other assets	40,505
Total assets	422,381,048
Liabilities
Cash collateral received for securities on loan	12,980,636
Payables:
Investment securities purchased	6,158,162
Fund shares redeemed	761,374
Manager (See Note 3)	268,780
Transfer agent (See Note 3)	107,296
Shareholder communication	74,983
NYLIFE Distributors (See Note 3)	54,412
Custodian	19,915
Professional fees	10,763
Trustees	323
Accrued expenses	3,556
Total liabilities	20,440,200
Net assets	$401,940,848
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 12,214
Additional paid-in-capital	298,400,782
298,412,996
Total distributable earnings (loss)	103,527,852
Net assets	$401,940,848
Class A
Net assets applicable to outstanding shares	$178,453,712
Shares of beneficial interest outstanding	5,468,245
Net asset value per share outstanding	$ 32.63
Maximum sales charge (5.50% of offering price)	1.90
Maximum offering price per share outstanding	$ 34.53
Investor Class
Net assets applicable to outstanding shares	$ 45,382,150
Shares of beneficial interest outstanding	1,424,447
Net asset value per share outstanding	$ 31.86
Maximum sales charge (5.00% of offering price)	1.68
Maximum offering price per share outstanding	$ 33.54
Class B
Net assets applicable to outstanding shares	$ 4,021,312
Shares of beneficial interest outstanding	147,850
Net asset value and offering price per share outstanding	$ 27.20
Class C
Net assets applicable to outstanding shares	$ 4,129,399
Shares of beneficial interest outstanding	151,896
Net asset value and offering price per share outstanding	$ 27.19
Class I
Net assets applicable to outstanding shares	$169,280,929
Shares of beneficial interest outstanding	5,000,516
Net asset value and offering price per share outstanding	$ 33.85
Class R1
Net assets applicable to outstanding shares	$ 63,638
Shares of beneficial interest outstanding	1,889
Net asset value and offering price per share outstanding	$ 33.69
Class R2
Net assets applicable to outstanding shares	$ 125,928
Shares of beneficial interest outstanding	3,883
Net asset value and offering price per share outstanding	$ 32.43
Class R3
Net assets applicable to outstanding shares	$ 483,780
Shares of beneficial interest outstanding	15,050
Net asset value and offering price per share outstanding	$ 32.14

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Small Companies Fund

Statement of Operations for the year ended October 31, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $27,942)	$ 3,324,903
Securities lending	99,578
Dividends-affiliated	702
Total income	3,425,183
Expenses
Manager (See Note 3)	3,039,545
Distribution/Service—Class A (See Note 3)	417,641
Distribution/Service—Investor Class (See Note 3)	118,611
Distribution/Service—Class B (See Note 3)	48,693
Distribution/Service—Class C (See Note 3)	40,423
Distribution/Service—Class R2 (See Note 3)	301
Distribution/Service—Class R3 (See Note 3)	2,472
Transfer agent (See Note 3)	517,752
Registration	107,121
Shareholder communication	94,865
Professional fees	88,704
Custodian	65,816
Trustees	8,337
Insurance	2,829
Shareholder service (See Note 3)	675
Miscellaneous	13,111
Total expenses before waiver/reimbursement	4,566,896
Expense waiver/reimbursement from Manager (See Note 3)	(134,711)
Net expenses	4,432,185
Net investment income (loss)	(1,007,002)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions(a)	134,244,920
Foreign currency transactions	(32,332)
Net realized gain (loss)	134,212,588
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(7,251,545)
Translation of other assets and liabilities in foreign currencies	7
Net change in unrealized appreciation (depreciation)	(7,251,538)
Net realized and unrealized gain (loss)	126,961,050
Net increase (decrease) in net assets resulting from operations	$125,954,048

(a)	Includes transition cost of $136,112.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the years ended October 31, 2021 and October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (1,007,002)	$ (825,725)
Net realized gain (loss)	134,212,588	(31,360,140)
Net change in unrealized appreciation (depreciation)	(7,251,538)	5,309,960
Net increase (decrease) in net assets resulting from operations	125,954,048	(26,875,905)
Distributions to shareholders:
Class A	—	(282,121)
Investor Class	—	(788)
Class I	—	(535,257)
Class R1	—	(203)
Class R2	—	(155)
	—	(818,524)
Distributions to shareholders from return of capital:
Class A	—	(112,552)
Investor Class	—	(315)
Class I	—	(213,538)
Class R1	—	(81)
Class R2	—	(62)
	—	(326,548)
Total distributions to shareholders	—	(1,145,072)
Capital share transactions:
Net proceeds from sales of shares	67,294,645	19,857,172
Net asset value of shares issued to shareholder in reinvestment of distributions	—	1,124,044
Cost of shares redeemed	(83,496,240)	(51,616,882)
Increase (decrease) in net assets derived from capital share transactions	(16,201,595)	(30,635,666)
Net increase (decrease) in net assets	109,752,453	(58,656,643)
Net Assets
Beginning of year	292,188,395	350,845,038
End of year	$401,940,848	$292,188,395
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Small Companies Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 22.62	$ 24.59	$ 28.34	$ 31.91	$ 26.45
Net investment income (loss) (a)	(0.10)	(0.07)	0.07	0.06	0.03
Net realized and unrealized gain (loss)	10.11	(1.83)	0.24	(0.98)	5.54
Total from investment operations	10.01	(1.90)	0.31	(0.92)	5.57
Less distributions:
From net investment income	—	(0.05)	(0.05)	—	(0.11)
From net realized gain on investments	—	—	(4.01)	(2.65)	—
Return of capital	—	(0.02)	—	—	—
Total distributions	—	(0.07)	(4.06)	(2.65)	(0.11)
Net asset value at end of year	$ 32.63	$ 22.62	$ 24.59	$ 28.34	$ 31.91
Total investment return (b)	44.25%	(7.76)%	1.41%	(3.48)%	21.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.32)%	(0.30)%	0.27%	0.19%	0.10%
Net expenses (c)	1.21%	1.25%	1.25%	1.23%	1.24%
Expenses (before waiver/reimbursement)	1.22%(c)	1.25%	1.25%	1.23%	1.24%
Portfolio turnover rate	108%	208%	205%	92%	60%
Net assets at end of year (in 000’s)	$ 178,454	$ 115,403	$ 141,548	$ 155,636	$ 163,350

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 22.14	$ 24.07	$ 27.85	$ 31.48	$ 26.09
Net investment income (loss) (a)	(0.17)	(0.13)	(0.01)	(0.02)	(0.05)
Net realized and unrealized gain (loss)	9.89	(1.80)	0.24	(0.96)	5.48
Total from investment operations	9.72	(1.93)	0.23	(0.98)	5.43
Less distributions:
From net investment income	—	(0.00)‡	—	—	(0.04)
From net realized gain on investments	—	—	(4.01)	(2.65)	—
Return of capital	—	(0.00)‡	—	—	—
Total distributions	—	(0.00)‡	(4.01)	(2.65)	(0.04)
Net asset value at end of year	$ 31.86	$ 22.14	$ 24.07	$ 27.85	$ 31.48
Total investment return (b)	43.90%	(8.02)%	1.09%	(3.74)%	20.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.57)%	(0.57)%	(0.05)%	(0.06)%	(0.16)%
Net expenses (c)	1.49%	1.52%	1.55%	1.49%	1.50%
Expenses (before waiver/reimbursement) (c)	1.66%	1.70%	1.64%	1.56%	1.50%
Portfolio turnover rate	108%	208%	205%	92%	60%
Net assets at end of year (in 000's)	$ 45,382	$ 41,547	$ 49,342	$ 48,569	$ 57,488

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class B	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 19.04	$ 20.86	$ 24.83	$ 28.54	$ 23.80
Net investment income (loss) (a)	(0.34)	(0.25)	(0.16)	(0.22)	(0.23)
Net realized and unrealized gain (loss)	8.50	(1.57)	0.20	(0.84)	4.97
Total from investment operations	8.16	(1.82)	0.04	(1.06)	4.74
Less distributions:
From net realized gain on investments	—	—	(4.01)	(2.65)	—
Net asset value at end of year	$ 27.20	$ 19.04	$ 20.86	$ 24.83	$ 28.54
Total investment return (b)	42.86%	(8.72)%	0.35%	(4.46)%	19.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.31)%	(1.30)%	(0.74)%	(0.80)%	(0.86)%
Net expenses (c)	2.24%	2.27%	2.30%	2.24%	2.25%
Expenses (before waiver/reimbursement) (c)	2.41%	2.45%	2.39%	2.31%	2.25%
Portfolio turnover rate	108%	208%	205%	92%	60%
Net assets at end of year (in 000’s)	$ 4,021	$ 4,447	$ 7,442	$ 10,698	$ 15,188

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class C	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 19.03	$ 20.84	$ 24.81	$ 28.52	$ 23.79
Net investment income (loss) (a)	(0.34)	(0.25)	(0.13)	(0.22)	(0.24)
Net realized and unrealized gain (loss)	8.50	(1.56)	0.17	(0.84)	4.97
Total from investment operations	8.16	(1.81)	0.04	(1.06)	4.73
Less distributions:
From net realized gain on investments	—	—	(4.01)	(2.65)	—
Net asset value at end of year	$ 27.19	$ 19.03	$ 20.84	$ 24.81	$ 28.52
Total investment return (b)	42.88%(c)	(8.69)%	0.35%	(4.47)%	19.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.32)%	(1.30)%	(0.60)%	(0.81)%	(0.88)%
Net expenses (d)	2.24%	2.27%	2.30%	2.24%	2.25%
Expenses (before waiver/reimbursement) (d)	2.41%	2.45%	2.39%	2.31%	2.25%
Portfolio turnover rate	108%	208%	205%	92%	60%
Net assets at end of year (in 000’s)	$ 4,129	$ 3,201	$ 5,469	$ 14,156	$ 17,770

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Small Companies Fund

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 23.40	$ 25.44	$ 29.19	$ 32.72	$ 27.11
Net investment income (loss) (a)	(0.02)	(0.01)	0.17	0.14	0.11
Net realized and unrealized gain (loss)	10.47	(1.90)	0.22	(1.02)	5.68
Total from investment operations	10.45	(1.91)	0.39	(0.88)	5.79
Less distributions:
From net investment income	—	(0.09)	(0.13)	—	(0.18)
From net realized gain on investments	—	—	(4.01)	(2.65)	—
Return of capital	—	(0.04)	—	—	—
Total distributions	—	(0.13)	(4.14)	(2.65)	(0.18)
Net asset value at end of year	$ 33.85	$ 23.40	$ 25.44	$ 29.19	$ 32.72
Total investment return (b)	44.66%	(7.55)%	1.67%	(3.26)%	21.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.05)%	(0.06)%	0.66%	0.45%	0.36%
Net expenses (c)	0.96%	1.00%	1.00%	0.98%	0.99%
Expenses (before waiver/reimbursement)	0.97%(c)	1.00%	1.00%	0.98%	0.99%
Portfolio turnover rate	108%	208%	205%	92%	60%
Net assets at end of year (in 000’s)	$ 169,281	$ 127,115	$ 146,525	$ 306,746	$ 332,900

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R1	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 23.31	$ 25.34	$ 29.09	$ 32.65	$ 27.05
Net investment income (loss) (a)	(0.05)	(0.04)	0.10	0.12	0.08
Net realized and unrealized gain (loss)	10.43	(1.88)	0.26	(1.03)	5.68
Total from investment operations	10.38	(1.92)	0.36	(0.91)	5.76
Less distributions:
From net investment income	—	(0.08)	(0.10)	—	(0.16)
From net realized gain on investments	—	—	(4.01)	(2.65)	—
Return of capital	—	(0.03)	—	—	—
Total distributions	—	(0.11)	(4.11)	(2.65)	(0.16)
Net asset value at end of year	$ 33.69	$ 23.31	$ 25.34	$ 29.09	$ 32.65
Total investment return (b)	44.53%(c)	(7.62)%	1.57%	(3.36)%	21.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.16)%	(0.18)%	0.41%	0.38%	0.25%
Net expenses (d)	1.06%	1.10%	1.10%	1.08%	1.09%
Expenses (before waiver/reimbursement)	1.07%(d)	1.10%	1.10%	1.08%	1.09%
Portfolio turnover rate	108%	208%	205%	92%	60%
Net assets at end of year (in 000’s)	$ 64	$ 44	$ 65	$ 63	$ 97

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended October 31,
Class R2	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 22.50	$ 24.47	$ 28.21	$ 31.81	$ 26.37
Net investment income (loss) (a)	(0.13)	(0.09)	0.04	0.03	(0.01)
Net realized and unrealized gain (loss)	10.06	(1.83)	0.25	(0.98)	5.54
Total from investment operations	9.93	(1.92)	0.29	(0.95)	5.53
Less distributions:
From net investment income	—	(0.04)	(0.02)	—	(0.09)
From net realized gain on investments	—	—	(4.01)	(2.65)	—
Return of capital	—	(0.01)	—	—	—
Total distributions	—	(0.05)	(4.03)	(2.65)	(0.09)
Net asset value at end of year	$ 32.43	$ 22.50	$ 24.47	$ 28.21	$ 31.81
Total investment return (b)	44.13%	(7.84)%	1.30%	(3.59)%	21.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.41)%	(0.40)%	0.18%	0.09%	(0.03)%
Net expenses (c)	1.31%	1.35%	1.35%	1.33%	1.34%
Expenses (before waiver/reimbursement)	1.32%(c)	1.35%	1.35%	1.33%	1.34%
Portfolio turnover rate	108%	208%	205%	92%	60%
Net assets at end of year (in 000’s)	$ 126	$ 88	$ 111	$ 137	$ 137

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year Ended October 31,
Class R3	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 22.35	$ 24.32	$ 28.11	$ 31.78	$ 26.39
Net investment income (loss) (a)	(0.20)	(0.15)	(0.04)	(0.05)	(0.10)
Net realized and unrealized gain (loss)	9.99	(1.82)	0.26	(0.97)	5.55
Total from investment operations	9.79	(1.97)	0.22	(1.02)	5.45
Less distributions:
From net investment income	—	—	—	—	(0.06)
From net realized gain on investments	—	—	(4.01)	(2.65)	—
Total distributions	—	—	(4.01)	(2.65)	(0.06)
Net asset value at end of year	$ 32.14	$ 22.35	$ 24.32	$ 28.11	$ 31.78
Total investment return (b)	43.80%	(8.10)%	1.04%	(3.83)%	20.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.66)%	(0.67)%	(0.15)%	(0.15)%	(0.32)%
Net expenses (c)	1.56%	1.60%	1.60%	1.58%	1.59%
Expenses (before waiver/reimbursement)	1.57%(c)	1.60%	1.60%	1.58%	1.59%
Portfolio turnover rate	108%	208%	205%	92%	60%
Net assets at end of year (in 000’s)	$ 484	$ 343	$ 342	$ 204	$ 181

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC Small Companies Fund

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay WMC Small Companies Fund (formerly known as MainStay MacKay Small Cap Core Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Investor Class	February 28, 2008
Class B	January 2, 2004
Class C	December 30, 2002
Class I	January 12, 1987
Class R1	July 31, 2012
Class R2	July 31, 2012
Class R3	February 29, 2016
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the

21

Notes to Financial Statements (continued)
"Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national

22	MainStay WMC Small Companies Fund

exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of October 31, 2021 were fair valued in such a manner.
Equity securities, including exchange-traded funds ("ETFs"), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
23

Notes to Financial Statements (continued)
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2021, are shown in the Portfolio of Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company (“State Street”).
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Rights and Warrants as of October 31, 2021 are shown in the Portfolio of Investments.
(I) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective March 5, 2021 due to the replacement of MacKay Shields LLC ("MacKay") as the Fund’s subadvisor and the appointment of Wellington Management Company LLP (“Wellington” or the “Subadvisor”) as the Fund’s subadvisor. Wellington, a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $1 billion, 0.775% from $1 billion to $2 billion and 0.75% in excess of $2 billion. During the year ended October 31, 2021, the effective

24	MainStay WMC Small Companies Fund

management fee rate was 0.80% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
During the year ended October 31, 2021, New York Life Investments earned fees from the Fund in the amount of $3,039,545 and waived fees and/or reimbursed expenses in the amount of $134,711 and paid Wellington and MacKay in the amount of $968,865 and $472,935, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the year ended October 31, 2021, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 60
Class R2	120
Class R3	495
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended October 31, 2021, were $27,710 and $8,463, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the year ended October 31, 2021, of $13,786, $1,399 and $210, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended October 31, 2021, transfer agent expenses incurred by the Fund and any
25

Notes to Financial Statements (continued)
reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$118,708	$ —
Investor Class	242,376	(75,358)
Class B	24,815	(7,669)
Class C	20,686	(6,465)
Class I	110,687	—
Class R1	43	—
Class R2	86	—
Class R3	351	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F) Investments in Affiliates (in 000’s).  During the year ended October 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 14	$ 139,692	$ (123,872)	$ —	$ —	$ 15,834	$ 1	$ —	15,834

(G) Capital. As of October 31, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R1	$63,634	100.0%
Class R2	62,170	49.4
Class R3	42,813	8.8
Note 4-Federal Income Tax
As of October 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$407,164,310	$41,103,935	$(30,771,499)	$10,332,436
As of October 31, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Accumulated Capital and Other Gain (Loss)	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$66,491,014	$26,704,395	$10,332,443	$103,527,852
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2021 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(4,890,206)	$4,890,206
The reclassifications for the Fund are primarily due to equalization.
The Fund utilized $28,875,392 of capital loss carryforwards during the year ended October 31, 2021.
During the years ended October 31, 2021 and October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$—	$ 818,524
Return of Capital	—	326,548
Total	$—	$1,145,072
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street were a direct expense of the
26	MainStay WMC Small Companies Fund

Fund and are included in the Statement of Operations as Custodian fees which totaled $3,595 for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended October 31, 2021, purchases and sales of securities, other than short-term securities, were $398,313 and $412,160, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended October 31, 2021, were as follows:
Sales (000's)	Realized Gain / (Loss) (000's)
$914	$(108)
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended October 31, 2021 and October 31, 2020, were as follows:
Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	730,189	$ 23,097,708
Shares redeemed	(813,539)	(25,189,750)
Net increase (decrease) in shares outstanding before conversion	(83,350)	(2,092,042)
Shares converted into Class A (See Note 1)	448,765	13,503,930
Net increase (decrease)	365,415	$ 11,411,888
Year ended October 31, 2020:
Shares sold	419,388	$ 9,148,407
Shares issued to shareholders in reinvestment of distributions	15,292	386,723
Shares redeemed	(1,188,798)	(26,796,187)
Net increase (decrease) in shares outstanding before conversion	(754,118)	(17,261,057)
Shares converted into Class A (See Note 1)	129,031	3,002,869
Shares converted from Class A (See Note 1)	(28,861)	(553,897)
Net increase (decrease)	(653,948)	$(14,812,085)

Investor Class	Shares	Amount
Year ended October 31, 2021:
Shares sold	84,193	$ 2,560,266
Shares redeemed	(138,670)	(4,154,362)
Net increase (decrease) in shares outstanding before conversion	(54,477)	(1,594,096)
Shares converted into Investor Class (See Note 1)	24,690	770,932
Shares converted from Investor Class (See Note 1)	(422,445)	(12,397,422)
Net increase (decrease)	(452,232)	$(13,220,586)
Year ended October 31, 2020:
Shares sold	111,230	$ 2,363,416
Shares issued to shareholders in reinvestment of distributions	13	523
Shares redeemed	(222,057)	(4,907,783)
Net increase (decrease) in shares outstanding before conversion	(110,814)	(2,543,844)
Shares converted into Investor Class (See Note 1)	37,113	770,934
Shares converted from Investor Class (See Note 1)	(99,326)	(2,314,940)
Net increase (decrease)	(173,027)	$ (4,087,850)

27

Notes to Financial Statements (continued)
Class B	Shares	Amount
Year ended October 31, 2021:
Shares sold	2,966	$ 78,338
Shares redeemed	(38,233)	(988,697)
Net increase (decrease) in shares outstanding before conversion	(35,267)	(910,359)
Shares converted from Class B (See Note 1)	(50,437)	(1,310,156)
Net increase (decrease)	(85,704)	$ (2,220,515)
Year ended October 31, 2020:
Shares sold	2,350	$ 43,292
Shares redeemed	(63,078)	(1,203,362)
Net increase (decrease) in shares outstanding before conversion	(60,728)	(1,160,070)
Shares converted from Class B (See Note 1)	(62,534)	(1,153,862)
Net increase (decrease)	(123,262)	$ (2,313,932)

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	56,965	$ 1,519,582
Shares redeemed	(52,522)	(1,363,627)
Net increase (decrease) in shares outstanding before conversion	4,443	155,955
Shares converted from Class C (See Note 1)	(20,761)	(567,284)
Net increase (decrease)	(16,318)	$ (411,329)
Year ended October 31, 2020:
Shares sold	19,589	$ 345,692
Shares redeemed	(105,175)	(1,949,802)
Net increase (decrease) in shares outstanding before conversion	(85,586)	(1,604,110)
Shares converted from Class C (See Note 1)	(8,584)	(155,033)
Net increase (decrease)	(94,170)	$ (1,759,143)

Class I	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,202,922	$ 39,955,155
Shares redeemed	(1,634,487)	(51,701,876)
Net increase (decrease)	(431,565)	$(11,746,721)
Year ended October 31, 2020:
Shares sold	314,190	$ 7,865,459
Shares issued to shareholders in reinvestment of distributions	28,199	736,297
Shares redeemed	(690,650)	(16,663,151)
Net increase (decrease) in shares outstanding before conversion	(348,261)	(8,061,395)
Shares converted into Class I (See Note 1)	20,359	403,929
Net increase (decrease)	(327,902)	$ (7,657,466)

Class R1(a)	Shares	Amount
Year ended October 31, 2020:
Shares sold	29	$ 650
Shares issued to shareholders in reinvestment of distributions	11	284
Shares redeemed	(705)	(15,558)
Net increase (decrease)	(665)	$ (14,624)

Class R2	Shares	Amount
Year ended October 31, 2021:
Shares sold	91	$ 2,791
Shares redeemed	(98)	(3,048)
Net increase (decrease)	(7)	$ (257)
Year ended October 31, 2020:
Shares sold	151	$ 3,457
Shares issued to shareholders in reinvestment of distributions	9	217
Shares redeemed	(826)	(20,394)
Net increase (decrease)	(666)	$ (16,720)

Class R3	Shares	Amount
Year ended October 31, 2021:
Shares sold	2,677	$ 80,805
Shares redeemed	(2,977)	(94,880)
Net increase (decrease)	(300)	$ (14,075)
Year ended October 31, 2020:
Shares sold	3,989	$ 86,799
Shares redeemed	(2,718)	(60,645)
Net increase (decrease)	1,271	$ 26,154

(a)	No activity during the period ended October 31, 2021.
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related new variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible

28	MainStay WMC Small Companies Fund

adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
29

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay WMC Small Companies Fund (formerly, MainStay MacKay Small Cap Core Fund) (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2021, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 24, 2021
30	MainStay WMC Small Companies Fund

Federal Income Tax
Information(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2021.
Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
31

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Nolan reached the age of 75 during the calendar year 2021. Accordingly, Mr. Nolan is expected to serve until the end of calendar year 2021, at which time he intends to retire. Additionally, Ms. Hammond was appointed as a Trustee of the Fund effective as of Mr. Nolan's retirement. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	78	MainStay VP Funds Trust:
Trustee since 2017 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2017; and
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee
since June 2021
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
32	MainStay WMC Small Companies Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	78	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011;
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; and Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
				MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	78	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, Capshift Advisors LLC (Since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	78	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Fund: Trustee since June 2021; Partners in Health: Trustee since 2019; Allstate Corporation: Director since 2015;
				and MSCI, Inc.: Director since 2017
Independent Trustees
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	78	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and MainStay CBRE Global Infrastructure Megatrends Fund; Trustee since June 2021
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Karen Hammond 1956	MainStay Funds: Advisory Board Member since June 2021; MainStay Funds Trust: Advisory Board Member since June 2021	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	78	MainStay VP Funds Trust: Advisory Board Member since June 2021 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Advisory Board Member since June 2021;
MainStay CBRE Global Infrastructure Megatrends Fund: Advisory Board Member since June 2021;
Two Harbors Investment Corp: Trustee since 2018, Chair of the Special Committee since 2019; Rhode Island School of Design: Trustee and Chair of the Finance Committee since 2015
Advisory Board Member	Independent Trustees
34	MainStay WMC Small Companies Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC; Chairman of the Board since 2017, NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since January 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2007** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2010** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011, MainStay VP Funds Trust since 2005** and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021
Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2021 and 2014 to 2020	Vice President and Chief Compliance Officer, New York Life Investments Alternatives LLC and New York Life Investment Management Holdings LLC since 2020; Vice President since 2018 and Chief Compliance Officer since 2016, New York Life Investment Management LLC; Vice President and Chief Compliance Officer, IndexIQ Advisors LLC, IndexIQ Holdings Inc., IndexIQ LLC and IndexIQ Trust since 2017; Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC;Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since June 2021 and 2014 to 2020 and MainStay CBRE Global Infrastructure Megatrends Fund since June 2021; Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
35

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund3
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.4
Brussels, Belgium
Candriam Luxembourg S.C.A.4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	Prior to November 30, 2021, the Fund's name was formerly MainStay MacKay Intermediate Tax Free Bond Fund.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1716820MS180-21	MSWSC11-12/21
(NYLIM) NL531

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). During the period covered by this report, no amendments were made to the provisions of the Code. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. A copy of the Code is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three “audit committee financial experts” (as defined by Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” (as defined by Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

(a)   Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2021 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,290,400.

The aggregate fees billed for the fiscal year ended October 31, 2020 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $1,253,238.

(b)   Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2021; and (ii) $0 for the fiscal year ended October 31, 2020.

(c)   Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $0 during the fiscal year ended October 31, 2021; and (ii) $0 during the fiscal year ended October 31, 2020. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)   All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal year ended October 31, 2021; and $0 during the fiscal year ended October 31, 2020.

(e)   Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)  All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2021 and October 31, 2020 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately $78,500 for the fiscal year ended October 31, 2021; and $197,052 for the fiscal year ended October 31, 2020.

(h)  The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2021 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:       January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:       January 7, 2022

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:       January 7, 2022

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.